UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-4118

Fidelity Securities Fund

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2017

Item 1.

Reports to Stockholders

Fidelity® Small Cap Growth K6 Fund Annual Report July 31, 2017

Contents

Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2017

% of fund's net assets
2U, Inc.	2.9
Stamps.com, Inc.	2.5
The Chemours Co. LLC	1.9
SiteOne Landscape Supply, Inc.	1.8
Grand Canyon Education, Inc.	1.8
WABCO Holdings, Inc.	1.6
KBR, Inc.	1.5
Cotiviti Holdings, Inc.	1.5
Vail Resorts, Inc.	1.4
Cedar Fair LP (depositary unit)	1.4
18.3

Top Five Market Sectors as of July 31, 2017

% of fund's net assets
Information Technology	27.2
Health Care	19.0
Industrials	17.4
Consumer Discretionary	15.6
Financials	8.2

Asset Allocation (% of fund's net assets)

As of July 31, 2017*
Stocks	97.8%
Short-Term Investments and Net Other Assets (Liabilities)	2.2%

 * Foreign investments - 9.2%

Investments July 31, 2017

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value
CONSUMER DISCRETIONARY - 15.6%
Diversified Consumer Services - 1.8%
Grand Canyon Education, Inc. (a)	18,227	$1,340,960
Hotels, Restaurants & Leisure - 7.2%
Boyd Gaming Corp.	13,900	348,334
Cedar Fair LP (depositary unit)	15,005	1,041,947
Churchill Downs, Inc.	2,300	430,215
Dave & Buster's Entertainment, Inc. (a)	45	2,795
Del Taco Restaurants, Inc. (a)	14,000	183,260
Marriott Vacations Worldwide Corp.	3,526	412,013
Papa John's International, Inc.	3,739	266,703
Texas Roadhouse, Inc. Class A	14,501	685,897
U.S. Foods Holding Corp. (a)	21,549	606,604
Vail Resorts, Inc.	5,139	1,083,096
Wingstop, Inc.	9,868	296,139
		5,357,003
Household Durables - 2.2%
Cavco Industries, Inc. (a)	5,336	695,814
LGI Homes, Inc. (a)	14,203	629,193
SodaStream International Ltd. (a)	5,414	304,916
		1,629,923
Internet & Direct Marketing Retail - 0.3%
Gaia, Inc. Class A (a)	15,708	189,281
Media - 1.2%
Cinemark Holdings, Inc.	16,562	644,262
Gray Television, Inc. (a)	18,737	279,181
		923,443
Multiline Retail - 0.6%
Ollie's Bargain Outlet Holdings, Inc. (a)	9,858	440,653
Specialty Retail - 1.3%
Cars.com, Inc. (a)	13,395	325,499
The Children's Place Retail Stores, Inc.	6,446	681,020
		1,006,519
Textiles, Apparel & Luxury Goods - 1.0%
Akcea Therapeutics, Inc.	10,372	149,253
Emerald Expositions Events, Inc.	14,503	331,974
PetIQ, Inc. Class A	12,700	295,656
		776,883

TOTAL CONSUMER DISCRETIONARY		11,664,665

CONSUMER STAPLES - 3.1%
Beverages - 0.0%
National Beverage Corp.	16	1,634
Food & Staples Retailing - 0.7%
Performance Food Group Co. (a)	18,938	545,414
Food Products - 0.8%
Post Holdings, Inc. (a)	7,473	621,754
Household Products - 1.2%
Central Garden & Pet Co. (a)	10,569	338,208
Central Garden & Pet Co. Class A (non-vtg.) (a)	17,827	548,359
		886,567
Personal Products - 0.4%
Herbalife Ltd. (a)	4,332	288,121

TOTAL CONSUMER STAPLES		2,343,490

ENERGY - 0.5%
Energy Equipment & Services - 0.4%
Dril-Quip, Inc. (a)	17	758
Frank's International NV	18,730	151,713
Tesco Corp. (a)	27,028	124,329
		276,800
Oil, Gas & Consumable Fuels - 0.1%
Callon Petroleum Co. (a)	117	1,324
StealthGas, Inc. (a)	30,300	90,900
		92,224

TOTAL ENERGY		369,024

FINANCIALS - 8.2%
Banks - 0.4%
Banner Corp.	4,533	261,871
Investors Bancorp, Inc.	168	2,231
		264,102
Capital Markets - 2.9%
Apollo Global Management LLC Class A	23,765	667,797
CBOE Holdings, Inc.	7,452	704,438
MSCI, Inc.	7,654	833,903
		2,206,138
Diversified Financial Services - 1.5%
Cotiviti Holdings, Inc. (a)	25,376	1,092,437
Insurance - 2.1%
Assured Guaranty Ltd.	9,664	434,977
Enstar Group Ltd. (a)	2,619	530,609
ProAssurance Corp.	10,171	628,568
		1,594,154
Thrifts & Mortgage Finance - 1.3%
Essent Group Ltd. (a)	15,004	576,454
Meridian Bancorp, Inc. Maryland	23,975	423,159
		999,613

TOTAL FINANCIALS		6,156,444

HEALTH CARE - 19.0%
Biotechnology - 5.4%
Achaogen, Inc. (a)	9,365	178,029
Acorda Therapeutics, Inc. (a)	9,777	211,672
Advanced Accelerator Applications SA sponsored ADR (a)	3,800	182,362
Alder Biopharmaceuticals, Inc. (a)	7,765	83,474
Amarin Corp. PLC ADR (a)	23,362	82,701
Amicus Therapeutics, Inc. (a)	23,368	302,616
Ascendis Pharma A/S sponsored ADR (a)	9,600	270,720
Blueprint Medicines Corp. (a)	7,756	405,871
Coherus BioSciences, Inc. (a)	7,213	94,130
Curis, Inc. (a)	56,174	109,539
DBV Technologies SA sponsored ADR (a)	3,630	161,680
Five Prime Therapeutics, Inc. (a)	3,600	101,304
Heron Therapeutics, Inc. (a)	7,700	122,045
Intercept Pharmaceuticals, Inc. (a)	700	81,991
Iovance Biotherapeutics, Inc. (a)	7,015	41,038
La Jolla Pharmaceutical Co. (a)	5,100	151,113
Loxo Oncology, Inc. (a)	4,029	291,337
Macrogenics, Inc. (a)	5,855	96,725
Otonomy, Inc. (a)	7,955	149,554
Proteostasis Therapeutics, Inc. (a)	5,749	16,327
Puma Biotechnology, Inc. (a)	2,821	268,136
Repligen Corp. (a)	5,841	235,217
Sarepta Therapeutics, Inc. (a)	40	1,543
TESARO, Inc. (a)	2,014	257,107
Ultragenyx Pharmaceutical, Inc. (a)	2,618	173,626
		4,069,857
Health Care Equipment & Supplies - 5.8%
Cantel Medical Corp.	8,055	597,681
Globus Medical, Inc. (a)	11,686	359,345
Inogen, Inc. (a)	3,324	313,719
Insulet Corp. (a)	7,049	354,635
Integra LifeSciences Holdings Corp. (a)	12,084	600,091
iRhythm Technologies, Inc.	12,189	504,137
Novocure Ltd. (a)	33,904	698,422
NxStage Medical, Inc. (a)	24,093	567,390
Wright Medical Group NV (a)	13,081	343,638
		4,339,058
Health Care Providers & Services - 1.2%
LHC Group, Inc. (a)	7,050	408,195
Premier, Inc. (a)	13,300	464,170
		872,365
Health Care Technology - 1.7%
athenahealth, Inc. (a)	2,600	359,632
Evolent Health, Inc. (a)	18,213	449,861
Veeva Systems, Inc. Class A (a)	7,058	450,018
		1,259,511
Life Sciences Tools & Services - 2.6%
Accelerate Diagnostics, Inc. (a)	9,872	259,140
Bio-Rad Laboratories, Inc. Class A (a)	1,712	403,399
Cambrex Corp. (a)	9,868	601,948
ICON PLC (a)	6,343	665,698
		1,930,185
Pharmaceuticals - 2.3%
Aclaris Therapeutics, Inc. (a)	5,640	162,432
Aerie Pharmaceuticals, Inc. (a)	4,634	251,626
Avexis, Inc. (a)	3,700	342,805
Catalent, Inc. (a)	12,590	436,873
Collegium Pharmaceutical, Inc. (a)	43	515
NeuroDerm Ltd. (a)	39	1,509
SCYNEXIS, Inc. (a)	20,784	35,748
The Medicines Company (a)	6,543	251,578
Theravance Biopharma, Inc. (a)	6,900	221,697
		1,704,783

TOTAL HEALTH CARE		14,175,759

INDUSTRIALS - 17.4%
Aerospace & Defense - 3.2%
BWX Technologies, Inc.	18,119	954,509
Elbit Systems Ltd.	2,418	304,716
HEICO Corp. Class A	11,079	787,163
Teledyne Technologies, Inc. (a)	2,815	383,797
		2,430,185
Airlines - 0.4%
Allegiant Travel Co.	13	1,680
SkyWest, Inc.	8,663	316,200
		317,880
Building Products - 1.2%
A.O. Smith Corp.	10,170	544,604
Universal Forest Products, Inc.	4,435	371,875
		916,479
Commercial Services & Supplies - 1.1%
Viad Corp.	15,214	814,710
Construction & Engineering - 2.0%
Dycom Industries, Inc. (a)	4,230	383,238
KBR, Inc.	75,653	1,128,743
		1,511,981
Electrical Equipment - 0.6%
Regal Beloit Corp.	5,037	419,834
Machinery - 5.6%
AGCO Corp.	10,268	740,734
Allison Transmission Holdings, Inc.	24,369	921,148
Colfax Corp. (a)	8,460	349,229
IDEX Corp.	22	2,564
John Bean Technologies Corp.	4,231	390,944
Kornit Digital Ltd. (a)	9,367	193,897
Milacron Holdings Corp. (a)	22,254	400,127
WABCO Holdings, Inc. (a)	8,756	1,204,563
		4,203,206
Professional Services - 0.4%
CBIZ, Inc. (a)	21,759	323,121
Road & Rail - 0.3%
Marten Transport Ltd.	12,286	195,962
Trading Companies & Distributors - 2.6%
SiteOne Landscape Supply, Inc. (a)	25,980	1,363,950
Univar, Inc. (a)	17,830	553,443
		1,917,393

TOTAL INDUSTRIALS		13,050,751

INFORMATION TECHNOLOGY - 27.2%
Communications Equipment - 0.6%
InterDigital, Inc.	4,130	300,871
Viavi Solutions, Inc. (a)	9,799	107,495
		408,366
Electronic Equipment & Components - 1.9%
Cardtronics PLC	13,499	422,519
Cognex Corp.	2,819	267,974
Jabil, Inc.	18,247	556,534
Novanta, Inc. (a)	5,641	208,153
		1,455,180
Internet Software & Services - 11.3%
2U, Inc. (a)	42,712	2,210,340
Alarm.com Holdings, Inc. (a)	7,051	268,150
BlackLine, Inc.	2,618	101,500
Five9, Inc. (a)	18,737	413,338
GoDaddy, Inc. (a)	22,359	960,990
Gogo, Inc. (a)	53,572	652,507
Instructure, Inc. (a)	18,136	586,700
LogMeIn, Inc.	100	11,645
MINDBODY, Inc. (a)	28,147	730,415
Stamps.com, Inc. (a)	12,789	1,894,051
The Trade Desk, Inc.	5,238	279,238
Wix.com Ltd. (a)	5,839	360,266
		8,469,140
IT Services - 1.5%
EPAM Systems, Inc. (a)	7,756	666,473
Euronet Worldwide, Inc. (a)	5,037	486,625
		1,153,098
Semiconductors & Semiconductor Equipment - 5.0%
Cavium, Inc. (a)	7,747	479,849
Cypress Semiconductor Corp.	24,568	348,866
Entegris, Inc. (a)	30,914	806,855
Integrated Device Technology, Inc. (a)	25,074	655,434
Monolithic Power Systems, Inc.	1,913	195,738
Nanometrics, Inc. (a)	17,629	469,813
PDF Solutions, Inc. (a)	27,702	444,617
Semtech Corp. (a)	8,073	319,691
		3,720,863
Software - 6.9%
ACI Worldwide, Inc. (a)	16,823	389,789
Blackbaud, Inc.	4,735	437,230
CommVault Systems, Inc. (a)	10,263	611,162
Digimarc Corp. (a)	2,000	62,700
HubSpot, Inc. (a)	7,000	506,450
Parametric Technology Corp. (a)	4,874	268,996
Paycom Software, Inc. (a)	9,364	656,323
Pegasystems, Inc.	2,324	140,486
Proofpoint, Inc. (a)	5,136	437,793
PROS Holdings, Inc. (a)	13,997	403,534
RingCentral, Inc. (a)	11,686	406,673
Tableau Software, Inc. (a)	3,526	227,251
Take-Two Interactive Software, Inc. (a)	7,754	616,288
		5,164,675

TOTAL INFORMATION TECHNOLOGY		20,371,322

MATERIALS - 4.5%
Chemicals - 2.8%
Innospec, Inc.	1,618	100,963
Platform Specialty Products Corp. (a)	39,791	557,472
The Chemours Co. LLC	29,787	1,418,159
Trinseo SA	56	3,937
		2,080,531
Construction Materials - 0.6%
Summit Materials, Inc.	15,100	429,444
Containers & Packaging - 0.5%
Berry Global Group, Inc. (a)	6,357	356,501
Paper & Forest Products - 0.6%
Neenah Paper, Inc.	4,936	394,386
Quintis Ltd.	273,256	64,488
		458,874

TOTAL MATERIALS		3,325,350

REAL ESTATE - 2.0%
Equity Real Estate Investment Trusts (REITs) - 2.0%
CoreSite Realty Corp.	3,021	328,020
Hudson Pacific Properties, Inc.	10,779	352,689
Store Capital Corp.	19,140	447,685
Terreno Realty Corp.	9,765	338,064
		1,466,458
UTILITIES - 0.3%
Independent Power and Renewable Electricity Producers - 0.3%
Ormat Technologies, Inc.	3,526	209,092
TOTAL COMMON STOCKS
(Cost $73,189,288)		73,132,355

Money Market Funds - 2.0%
Fidelity Cash Central Fund, 1.11% (b)
(Cost $1,519,640)	1,519,336	1,519,640
TOTAL INVESTMENT PORTFOLIO - 99.8%
(Cost $74,708,928)		74,651,995
NET OTHER ASSETS (LIABILITIES) - 0.2%		168,767
NET ASSETS - 100%		$74,820,762

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$118
Total	$118

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$11,664,665	$11,664,665	$--	$--
Consumer Staples	2,343,490	2,343,490	--	--
Energy	369,024	369,024	--	--
Financials	6,156,444	6,156,444	--	--
Health Care	14,175,759	14,175,759	--	--
Industrials	13,050,751	13,050,751	--	--
Information Technology	20,371,322	20,371,322	--	--
Materials	3,325,350	3,260,862	--	64,488
Real Estate	1,466,458	1,466,458	--	--
Utilities	209,092	209,092	--	--
Money Market Funds	1,519,640	1,519,640	--	--
Total Investments in Securities:	$74,651,995	$74,587,507	$--	$64,488

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $73,189,288)	$73,132,355
Fidelity Central Funds (cost $1,519,640)	1,519,640
Total Investments (cost $74,708,928)		$74,651,995
Receivable for investments sold		176,872
Receivable for fund shares sold		50,646
Dividends receivable		62
Distributions receivable from Fidelity Central Funds		46
Total assets		74,879,621
Liabilities
Payable for fund shares redeemed	$56,744
Accrued management fee	2,115
Total liabilities		58,859
Net Assets		$74,820,762
Net Assets consist of:
Paid in capital		$74,878,444
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(749)
Net unrealized appreciation (depreciation) on investments		(56,933)
Net Assets, for 7,181,213 shares outstanding		$74,820,762
Net Asset Value, offering price and redemption price per share ($74,820,762 ÷ 7,181,213 shares)		$10.42

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period May 25, 2017 (commencement of operations) to July 31, 2017
Investment Income
Dividends		$545
Income from Fidelity Central Funds		118
Total income		663
Expenses
Management fee	$2,414
Independent trustees' fees and expenses	1
Total expenses		2,415
Net investment income (loss)		(1,752)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	904
Foreign currency transactions	1
Total net realized gain (loss)		905
Change in net unrealized appreciation (depreciation) on investment securities		(56,933)
Net gain (loss)		(56,028)
Net increase (decrease) in net assets resulting from operations		$(57,780)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period May 25, 2017 (commencement of operations) to July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(1,752)
Net realized gain (loss)	905
Change in net unrealized appreciation (depreciation)	(56,933)
Net increase (decrease) in net assets resulting from operations	(57,780)
Share transactions
Proceeds from sales of shares	74,935,286
Cost of shares redeemed	(56,744)
Net increase (decrease) in net assets resulting from share transactions	74,878,542
Total increase (decrease) in net assets	74,820,762
Net Assets
Beginning of period	–
End of period	$74,820,762
Other Information
Shares
Sold	7,186,659
Redeemed	(5,446)
Net increase (decrease)	7,181,213

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Small Cap Growth K6 Fund

Years ended July 31,	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	(.01)
Net realized and unrealized gain (loss)	.43
Total from investment operations	.42
Net asset value, end of period	$10.42
Total ReturnC	4.20%
Ratios to Average Net AssetsD,E
Expenses before reductions	.60%F
Expenses net of fee waivers, if any	.60%F
Expenses net of all reductions	.60%F
Net investment income (loss)	(.45)%F
Supplemental Data
Net assets, end of period (000 omitted)	$74,821
Portfolio turnover rateG	79%H,I

 A For the period May 25, 2017 (commencement of operations) to July 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Annualized

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

 I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2017

1. Organization.

Fidelity Small Cap Growth K6 Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, net operating losses, passive foreign investment companies (PFIC), and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$367,881
Gross unrealized depreciation	(425,570)
Net unrealized appreciation (depreciation) on securities	$(57,689)
Tax Cost	$74,709,684

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$7
Net unrealized appreciation (depreciation) on securities and other investments	$(57,689)

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $650,588 and $329,654, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .60% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $59 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Exchanges In-Kind. During the period, an affiliated entity completed an exchange in-kind with the Fund. The affiliated entity delivered investments and cash valued at $74,384,639 in exchange for 7,131,797 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets. The Fund recognized no gain or loss for federal income tax purposes.

6. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 100% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Small Cap Growth K6 Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Growth K6 Fund (a fund of Fidelity Securities Fund) as of July 31, 2017, the results of its operations, the changes in its net assets and the financial highlights for the period May 25, 2017 (commencement of operations) through July 31, 2017, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Small Cap Growth K6 Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
September 19, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 142 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 25, 2017 to July 31, 2017). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (February 1, 2017 to July 31, 2017).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense RatioA	Beginning Account Value	Ending Account Value July 31, 2017	Expenses Paid During Period
Actual	.60%	$1,000.00	$1,042.00	1.14B
HypotheticalC		$1,000.00	$1,021.82	3.01D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 68/365 (to reflect the period May 25, 2017 to July 31, 2017).

 C 5% return per year before expenses

 D Hypothetical expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2017, $7, or, if subsequently determined to be different, the net capital gain of such year.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Growth K6 Fund

On January 18, 2017 the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operationscapabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered the nature, extent, quality, and cost of advisory, administrative, and shareholder services to be performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping and securities lending services for the fund. The Board also considered the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment Performance.  The fund is a new fund and therefore had no historical performance for the Board to review at the time it approved the fund's Advisory Contracts. The Board considered the Investment Advisers' strength in fundamental, research-driven security selection, which the Board is familiar with through its supervision of other Fidelity funds, including funds with identical investment objectives as the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services to be provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's proposed management fee out of which FMR will pay all operating expenses, with certain limited exceptions, and the projected total expense ratio of the fund in reviewing the Advisory Contracts. The Board noted that the fund's proposed management fee rate is lower than the median fee rate of funds with similar Lipper investment objective categories and comparable investment mandates, regardless of whether their management fee structures are comparable. The Board also considered that the projected total expense ratio of the fund is below the median of those funds and classes used by the Board for management fee comparisons that have a similar sales load structure.

Based on its review, the Board concluded that the fund's management fee and projected total expense ratio were reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability.  The fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time it approved the Advisory Contracts. In connection with its future renewal of the fund's Advisory Contracts, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

Economies of Scale.  The Board will consider economies of scale when there is operating experience to permit assessment thereof. It noted that, notwithstanding the entrepreneurial risk associated with a new fund, the management fee was at a level normally associated, by comparison with competitors, with very high fund net assets, and Fidelity asserted to the Board that the level of the fee anticipated economies of scale at lower asset levels even before, if ever, economies of scale are achieved. The Board also noted that the fund and its shareholders would have access to the very considerable number and variety of services available through Fidelity and its affiliates.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be approved.

Corporate Headquarters

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www.fidelity.com

SCPK6-ANN-0917
1.9884011.100

Fidelity® Leveraged Company Stock Fund Annual Report July 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2017	Past 1 year	Past 5 years	Past 10 years
Fidelity® Leveraged Company Stock Fund	17.45%	13.02%	5.40%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Leveraged Company Stock Fund, a class of the fund, on July 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$16,916	Fidelity® Leveraged Company Stock Fund
$21,073	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.04% for the year ending July 31, 2017, rising sharply following the November election and continuing to rally through the end of February on optimism for President Trump’s pro-business agenda. Equity markets leveled off, however, as the fledgling administration faced the first test of its domestic agenda. Stocks reacted with uncertainty to efforts by Congress in March to repeal and replace the Affordable Care Act, and then reverted upward through July 31. Growth stocks surged ahead of value, while small-caps’ advantage over large-caps narrowed. Sector-wise, financials (+36%) fared best, riding an uptick in bond yields and a surge in banks, particularly post-election. Information technology gained 29%, as a handful of major index constituents posted stellar returns. Industrials (+18%) was boosted by a call for increased infrastructure spending. Consumer discretionary (+14%) slightly lagged the broader market because brick-and-mortar retailers continued to suffer from increased online competition. Energy (0%) was hurt by low oil prices. Utilities (+6%), consumer staples (+4%), telecommunication services (-7%) and real estate (-2%) all struggled amid an improved backdrop for riskier assets that curbed demand for dividend-rich sectors, as well as the likelihood of further interest rate hikes later in 2017.

Comments from Portfolio Manager Mark Notkin:  For the fiscal year, the fund’s share classes gained roughly 17.5%, outpacing the benchmark S&P 500® index but trailing the 17.95% result of the Credit Suisse Leveraged Equity Index. Versus the S&P 500, favorable security selection in the industrials sector included a non-benchmark stake in Air Canada, our top individual relative contributor. The fund’s sizable stake here reflects my view that this airline has some unique growth opportunities. I notably added to Air Canada since our initial purchase in September, placing it among the fund’s largest holdings as of July 31. Elsewhere, it helped to hold Broadcom and Skyworks Solutions, both semiconductor firms serving the smartphone industry. I continue to view this as an area that is growing amid an ongoing shift to devices that require more-complex, higher-priced chips and other components. They are our two largest holdings as of July 31. Conversely, the biggest relative detractor was my decision to largely avoid personal electronics maker and benchmark stock Apple, which gained about 45% this period. This positioning was based partly on my view that the fund had sufficient exposure to the smartphone market via the semiconductor firms just noted, among others.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On September 14, 2016, Mark Notkin became Portfolio Manager of the fund, succeeding Tom Soviero, who, after 27 years at Fidelity, retired at the end of 2016.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Broadcom Ltd.	2.9	2.5
Skyworks Solutions, Inc.	2.7	2.1
Facebook, Inc. Class A	2.5	2.1
Alphabet, Inc. Class A	2.3	2.0
Newell Brands, Inc.	1.8	2.1
LyondellBasell Industries NV Class A	1.8	2.1
Air Canada	1.8	1.0
Bank of America Corp.	1.7	1.6
Allergan PLC	1.7	1.9
T-Mobile U.S., Inc.	1.6	1.6
	20.8

Top Five Market Sectors as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	26.4	27.6
Information Technology	24.9	23.6
Financials	9.7	9.5
Industrials	9.1	8.7
Materials	7.7	6.8

Asset Allocation (% of fund's net assets)

As of July 31, 2017*
Stocks	97.0%
Short-Term Investments and Net Other Assets (Liabilities)	3.0%

 * Foreign investments - 18.0%

As of January 31, 2017*
Stocks	97.7%
Bonds	0.7%
Short-Term Investments and Net Other Assets (Liabilities)	1.6%

 * Foreign investments - 17.2%

Investments July 31, 2017

Showing Percentage of Net Assets

Common Stocks - 97.0%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 26.4%
Auto Components - 2.5%
Adient PLC	190,200	$12,452
Delphi Automotive PLC	220,900	19,974
Lear Corp.	169,800	25,163
Tenneco, Inc.	401,500	22,203
		79,792
Automobiles - 0.5%
Fiat Chrysler Automobiles NV	1,253,000	15,149
Hotels, Restaurants & Leisure - 8.5%
Boyd Gaming Corp.	796,900	19,970
Cedar Fair LP (depositary unit)	265,900	18,464
Dave & Buster's Entertainment, Inc. (a)	234,500	14,565
Domino's Pizza, Inc.	76,600	14,286
Eldorado Resorts, Inc. (a)	675,300	13,776
Extended Stay America, Inc. unit	1,186,000	23,447
Las Vegas Sands Corp.	304,700	18,773
Melco Crown Entertainment Ltd. sponsored ADR	1,910,900	38,600
MGM Mirage, Inc.	820,000	27,003
Penn National Gaming, Inc. (a)	972,100	19,598
Red Rock Resorts, Inc.	5,847	140
Scientific Games Corp. Class A (a)	585,600	21,696
U.S. Foods Holding Corp. (a)	703,500	19,804
Wyndham Worldwide Corp.	153,100	15,979
		266,101
Household Durables - 2.9%
CalAtlantic Group, Inc.	375,300	13,173
Newell Brands, Inc.	1,087,747	57,346
Toll Brothers, Inc.	513,000	19,797
		90,316
Internet & Direct Marketing Retail - 2.5%
Expedia, Inc.	129,100	20,200
JD.com, Inc. sponsored ADR (a)	381,900	17,250
Liberty Interactive Corp. QVC Group (Venture Group) Series A (a)	285,300	17,283
Priceline Group, Inc. (a)	11,400	23,125
		77,858
Media - 8.6%
Altice NV Class A (a)	1,710,206	42,222
Charter Communications, Inc. Class A (a)	74,200	29,080
Cinemark Holdings, Inc.	700,345	27,243
Comcast Corp. Class A	795,368	32,173
DISH Network Corp. Class A (a)	223,800	14,330
Gray Television, Inc. (a)	1,869,664	27,858
Liberty Global PLC Class A (a)	514,400	17,418
Naspers Ltd. Class N	101,500	22,437
Nexstar Broadcasting Group, Inc. Class A	482,098	31,529
Sinclair Broadcast Group, Inc. Class A (b)	699,000	25,199
		269,489
Specialty Retail - 0.9%
Floor & Decor Holdings, Inc. Class A	4,500	156
Home Depot, Inc.	193,300	28,918
		29,074

TOTAL CONSUMER DISCRETIONARY		827,779

CONSUMER STAPLES - 1.7%
Beverages - 1.1%
Constellation Brands, Inc. Class A (sub. vtg.)	86,500	16,725
Monster Beverage Corp. (a)	342,500	18,067
		34,792
Food Products - 0.6%
Darling International, Inc. (a)	1,145,283	18,634

TOTAL CONSUMER STAPLES		53,426

ENERGY - 6.9%
Energy Equipment & Services - 0.0%
SAExploration Holdings, Inc. (c)	419,175	1,249
Oil, Gas & Consumable Fuels - 6.9%
Anadarko Petroleum Corp.	395,300	18,053
Carrizo Oil & Gas, Inc. (a)	57,702	909
Diamondback Energy, Inc. (a)	422,700	40,528
Parsley Energy, Inc. Class A (a)	1,114,800	32,641
Pioneer Natural Resources Co.	145,200	23,682
QEP Resources, Inc. (a)	901,000	7,722
Range Resources Corp.	465,400	9,825
Rice Energy, Inc. (a)	1,000,396	27,981
RSP Permian, Inc. (a)	382,600	13,146
Scorpio Tankers, Inc.	1,959,100	7,268
Southwestern Energy Co. (a)	2,962,400	16,886
Teekay Corp. (b)	917,300	8,990
Whiting Petroleum Corp. (a)	1,439,895	7,559
		215,190

TOTAL ENERGY		216,439

FINANCIALS - 9.7%
Banks - 7.5%
Bank of America Corp.	2,202,799	53,132
Citigroup, Inc.	711,047	48,671
Huntington Bancshares, Inc.	2,469,280	32,718
JPMorgan Chase & Co.	541,200	49,682
Regions Financial Corp.	1,679,580	24,522
SunTrust Banks, Inc.	482,200	27,625
		236,350
Capital Markets - 0.9%
MSCI, Inc.	132,000	14,381
The Blackstone Group LP	412,100	13,785
		28,166
Consumer Finance - 1.3%
OneMain Holdings, Inc. (a)	1,547,200	41,372

TOTAL FINANCIALS		305,888

HEALTH CARE - 6.0%
Health Care Equipment & Supplies - 0.9%
Boston Scientific Corp. (a)	1,023,356	27,242
Health Care Providers & Services - 2.4%
Envision Healthcare Corp. (a)	369,400	20,845
HCA Holdings, Inc. (a)	377,379	30,319
Tenet Healthcare Corp. (a)(b)	1,360,900	23,612
		74,776
Life Sciences Tools & Services - 0.5%
PRA Health Sciences, Inc. (a)	218,300	16,242
Pharmaceuticals - 2.2%
Allergan PLC	206,300	52,056
Jazz Pharmaceuticals PLC (a)	101,700	15,622
Valeant Pharmaceuticals International, Inc. (Canada) (a)	56,100	923
		68,601

TOTAL HEALTH CARE		186,861

INDUSTRIALS - 9.1%
Air Freight & Logistics - 0.5%
XPO Logistics, Inc. (a)	260,900	15,683
Airlines - 3.2%
Air Canada (a)	3,567,200	56,738
American Airlines Group, Inc.	383,980	19,368
Delta Air Lines, Inc.	471,201	23,258
		99,364
Building Products - 1.2%
Fortune Brands Home & Security, Inc.	278,100	18,263
Masco Corp.	475,400	18,127
		36,390
Electrical Equipment - 0.2%
Regal Beloit Corp.	81,558	6,798
Machinery - 1.8%
Allison Transmission Holdings, Inc.	855,000	32,319
Ingersoll-Rand PLC	281,700	24,756
		57,075
Marine - 0.0%
Genco Shipping & Trading Ltd. (a)	831	8
Trading Companies & Distributors - 2.2%
AerCap Holdings NV (a)	554,700	27,236
HD Supply Holdings, Inc. (a)	692,700	22,506
United Rentals, Inc. (a)	160,000	19,034
		68,776

TOTAL INDUSTRIALS		284,094

INFORMATION TECHNOLOGY - 24.9%
Communications Equipment - 1.1%
CommScope Holding Co., Inc. (a)	441,200	16,227
Lumentum Holdings, Inc. (a)	288,400	18,054
		34,281
Electronic Equipment & Components - 1.7%
Belden, Inc.	420,264	30,234
CDW Corp.	365,600	23,190
		53,424
Internet Software & Services - 5.5%
Alibaba Group Holding Ltd. sponsored ADR (a)	110,400	17,106
Alphabet, Inc. Class A (a)	76,800	72,614
Facebook, Inc. Class A (a)	461,800	78,160
LogMeIn, Inc.	31,550	3,674
		171,554
IT Services - 1.5%
First Data Corp. Class A (a)	976,600	18,223
Global Payments, Inc.	320,500	30,246
		48,469
Semiconductors & Semiconductor Equipment - 10.8%
Broadcom Ltd.	367,800	90,720
Lam Research Corp.	142,600	22,739
Micron Technology, Inc. (a)	818,500	23,016
Microsemi Corp. (a)	756,100	39,378
ON Semiconductor Corp. (a)	2,409,600	36,024
Qorvo, Inc. (a)	567,713	38,922
Semtech Corp. (a)	94,524	3,743
Skyworks Solutions, Inc.	793,600	83,225
		337,767
Software - 4.3%
Adobe Systems, Inc. (a)	154,800	22,677
Electronic Arts, Inc. (a)	345,600	40,345
Nuance Communications, Inc. (a)	1,410,400	24,400
Salesforce.com, Inc. (a)	171,300	15,554
Take-Two Interactive Software, Inc. (a)	223,800	17,788
TiVo Corp.	791,800	15,519
		136,283

TOTAL INFORMATION TECHNOLOGY		781,778

MATERIALS - 7.7%
Chemicals - 4.7%
E.I. du Pont de Nemours & Co.	186,600	15,340
Ingevity Corp. (a)	254,788	14,905
LyondellBasell Industries NV Class A	631,555	56,897
Olin Corp.	484,000	14,268
Phosphate Holdings, Inc. (a)	307,500	6
Platform Specialty Products Corp. (a)	1,974,500	27,663
The Chemours Co. LLC	383,900	18,277
		147,356
Containers & Packaging - 1.9%
Ball Corp.	420,400	17,615
Berry Global Group, Inc. (a)	402,400	22,567
Graphic Packaging Holding Co.	1,499,800	19,782
		59,964
Metals & Mining - 1.1%
First Quantum Minerals Ltd.	1,523,400	16,838
Freeport-McMoRan, Inc. (a)	1,107,900	16,197
		33,035

TOTAL MATERIALS		240,355

REAL ESTATE - 0.8%
Equity Real Estate Investment Trusts (REITs) - 0.8%
Equinix, Inc.	54,500	24,565
TELECOMMUNICATION SERVICES - 2.2%
Diversified Telecommunication Services - 0.6%
Altice U.S.A., Inc. Class A	535,000	17,890
Wireless Telecommunication Services - 1.6%
T-Mobile U.S., Inc. (a)	814,200	50,204

TOTAL TELECOMMUNICATION SERVICES		68,094

UTILITIES - 1.6%
Independent Power and Renewable Electricity Producers - 1.6%
Calpine Corp. (a)	1,590,900	22,877
Dynegy, Inc. (a)	273,413	2,455
The AES Corp.	2,123,300	23,738
		49,070
TOTAL COMMON STOCKS
(Cost $2,388,537)		3,038,349
	Principal Amount (000s)	Value (000s)

Nonconvertible Bonds - 0.0%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Jupiter Resources, Inc. 8.5% 10/1/22(c)
(Cost $680)	825	586
	Shares	Value (000s)

Money Market Funds - 2.8%
Fidelity Cash Central Fund, 1.11% (d)	70,216,073	70,230
Fidelity Securities Lending Cash Central Fund 1.11% (d)(e)	17,852,577	17,854
TOTAL MONEY MARKET FUNDS
(Cost $88,079)		88,084
TOTAL INVESTMENT PORTFOLIO - 99.8%
(Cost $2,477,296)		3,127,019
NET OTHER ASSETS (LIABILITIES) - 0.2%		6,109
NET ASSETS - 100%		$3,133,128

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,835,000 or 0.1% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$499
Fidelity Securities Lending Cash Central Fund	163
Total	$662

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Ormet Corp.	$0	--	--	--	$--
Total	$0	--	--	--	$--

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$827,779	$805,342	$22,437	$--
Consumer Staples	53,426	53,426	--	--
Energy	216,439	216,439	--	--
Financials	305,888	305,888	--	--
Health Care	186,861	186,861	--	--
Industrials	284,094	284,094	--	--
Information Technology	781,778	781,778	--	--
Materials	240,355	240,355	--	--
Real Estate	24,565	24,565	--	--
Telecommunication Services	68,094	68,094	--	--
Utilities	49,070	49,070	--	--
Corporate Bonds	586	--	586	--
Money Market Funds	88,084	88,084	--	--
Total Investments in Securities:	$3,127,019	$3,103,996	$23,023	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	82.0%
Netherlands	4.5%
Ireland	3.4%
Singapore	2.9%
Canada	2.4%
Cayman Islands	2.4%
Others (Individually Less Than 1%)	2.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2017
Assets
Investment in securities, at value (including securities loaned of $17,129) — See accompanying schedule: Unaffiliated issuers (cost $2,389,217)	$3,038,935
Fidelity Central Funds (cost $88,079)	88,084
Total Investments (cost $2,477,296)		$3,127,019
Receivable for investments sold		61,273
Receivable for fund shares sold		571
Dividends receivable		376
Interest receivable		33
Distributions receivable from Fidelity Central Funds		66
Other receivables		56
Total assets		3,189,394
Liabilities
Payable to custodian bank	$9
Payable for investments purchased	32,262
Payable for fund shares redeemed	4,082
Accrued management fee	1,547
Other affiliated payables	442
Other payables and accrued expenses	69
Collateral on securities loaned	17,855
Total liabilities		56,266
Net Assets		$3,133,128
Net Assets consist of:
Paid in capital		$2,059,128
Undistributed net investment income		3,302
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		420,975
Net unrealized appreciation (depreciation) on investments		649,723
Net Assets		$3,133,128
Leveraged Company Stock:
Net Asset Value, offering price and redemption price per share ($2,643,792 ÷ 70,974 shares)		$37.25
Class K:
Net Asset Value, offering price and redemption price per share ($489,336 ÷ 13,105 shares)		$37.34

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended July 31, 2017
Investment Income
Dividends		$39,216
Interest		1,686
Income from Fidelity Central Funds		662
Total income		41,564
Expenses
Management fee	$19,158
Transfer agent fees	4,604
Accounting and security lending fees	946
Custodian fees and expenses	58
Independent trustees' fees and expenses	13
Registration fees	54
Audit	65
Legal	15
Miscellaneous	29
Total expenses before reductions	24,942
Expense reductions	(394)	24,548
Net investment income (loss)		17,016
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,053,356
Fidelity Central Funds	10
Other affiliated issuers	(20,556)
Foreign currency transactions	(98)
Total net realized gain (loss)		1,032,712
Change in net unrealized appreciation (depreciation) on:
Investment securities		(535,359)
Net gain (loss)		497,353
Net increase (decrease) in net assets resulting from operations		$514,369

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2017	Year ended July 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$17,016	$40,207
Net realized gain (loss)	1,032,712	291,008
Change in net unrealized appreciation (depreciation)	(535,359)	(703,593)
Net increase (decrease) in net assets resulting from operations	514,369	(372,378)
Distributions to shareholders from net investment income	(31,094)	(39,813)
Distributions to shareholders from net realized gain	(719,647)	(240,243)
Total distributions	(750,741)	(280,056)
Share transactions - net increase (decrease)	(65,270)	(659,264)
Redemption fees	27	156
Total increase (decrease) in net assets	(301,615)	(1,311,542)
Net Assets
Beginning of period	3,434,743	4,746,285
End of period	$3,133,128	$3,434,743
Other Information
Undistributed net investment income end of period	$3,302	$19,397

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Leveraged Company Stock Fund

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$40.68	$46.90	$45.82	$39.44	$28.22
Income from Investment Operations
Net investment income (loss)A	.19	.41	.41	.34	.42B
Net realized and unrealized gain (loss)	5.53	(3.77)	1.01	6.31	10.92
Total from investment operations	5.72	(3.36)	1.42	6.65	11.34
Distributions from net investment income	(.37)	(.40)	(.34)	(.27)	(.12)
Distributions from net realized gain	(8.78)	(2.46)	–	–	–
Total distributions	(9.15)	(2.86)	(.34)	(.27)	(.12)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$37.25	$40.68	$46.90	$45.82	$39.44
Total ReturnD	17.45%	(7.23)%	3.12%	16.96%	40.31%
Ratios to Average Net AssetsE,F
Expenses before reductions	.80%	.80%	.79%	.79%	.82%
Expenses net of fee waivers, if any	.79%	.80%	.78%	.79%	.82%
Expenses net of all reductions	.78%	.80%	.78%	.79%	.82%
Net investment income (loss)	.51%	1.03%	.87%	.81%	1.25%B
Supplemental Data
Net assets, end of period (in millions)	$2,644	$2,861	$3,755	$4,207	$4,227
Portfolio turnover rateG	100%	9%	4%	10%	21%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.03%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Leveraged Company Stock Fund Class K

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$40.76	$47.00	$45.91	$39.52	$28.26
Income from Investment Operations
Net investment income (loss)A	.23	.46	.46	.40	.47B
Net realized and unrealized gain (loss)	5.55	(3.79)	1.03	6.31	10.93
Total from investment operations	5.78	(3.33)	1.49	6.71	11.40
Distributions from net investment income	(.42)	(.45)	(.40)	(.32)	(.14)
Distributions from net realized gain	(8.78)	(2.46)	–	–	–
Total distributions	(9.20)	(2.91)	(.40)	(.32)	(.14)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$37.34	$40.76	$47.00	$45.91	$39.52
Total ReturnD	17.60%	(7.14)%	3.26%	17.10%	40.47%
Ratios to Average Net AssetsE,F
Expenses before reductions	.68%	.68%	.67%	.67%	.69%
Expenses net of fee waivers, if any	.68%	.68%	.67%	.67%	.69%
Expenses net of all reductions	.67%	.68%	.67%	.67%	.68%
Net investment income (loss)	.63%	1.15%	.99%	.92%	1.39%B
Supplemental Data
Net assets, end of period (in millions)	$489	$573	$991	$1,173	$1,053
Portfolio turnover rateG	100%	9%	4%	10%	21%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.17%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2017
(Amounts in thousands except percentages)

1. Organization.

Fidelity Leveraged Company Stock Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Leveraged Company Stock and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, partnerships and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$813,214
Gross unrealized depreciation	(162,454)
Net unrealized appreciation (depreciation) on securities	$650,760
Tax Cost	$2,476,259

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,289
Undistributed long-term capital gain	$419,950
Net unrealized appreciation (depreciation) on securities and other investments	$650,760

The tax character of distributions paid was as follows:

	July 31, 2017	July 31, 2016
Ordinary Income	$31,094	$ 39,813
Long-term Capital Gains	719,647	240,243
Total	$750,741	$ 280,056

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,115,176 and $3,894,795, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .60% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Leveraged Company Stock, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Leveraged Company Stock	$4,359.16
Class K	245.05
	$4,604

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $110 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $11 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $163, including $5 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $365 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $28.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2017	Year ended July 31, 2016
From net investment income
Leveraged Company Stock	$25,432	$31,472
Class K	5,662	8,341
Total	$31,094	$39,813
From net realized gain
Leveraged Company Stock	$601,482	$194,477
Class K	118,165	45,766
Total	$719,647	$240,243

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2017	Year ended July 31, 2016	Year ended July 31, 2017	Year ended July 31, 2016
Leveraged Company Stock
Shares sold	3,277	3,277	$119,066	$130,866
Reinvestment of distributions	17,338	5,086	589,414	212,362
Shares redeemed	(19,987)	(18,084)	(729,496)	(716,560)
Net increase (decrease)	628	(9,721)	$(21,016)	$(373,332)
Class K
Shares sold	1,480	2,482	$53,751	$96,640
Reinvestment of distributions	3,634	1,294	123,827	54,107
Shares redeemed	(6,074)	(10,794)	(221,832)	(436,679)
Net increase (decrease)	(960)	(7,018)	$(44,254)	$(285,932)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Leveraged Company Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Leveraged Company Stock Fund (a fund of Fidelity Securities Fund) as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Leveraged Company Stock Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
September 19, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 142 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2017 to July 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2017	Ending Account Value July 31, 2017	Expenses Paid During Period-B February 1, 2017 to July 31, 2017
Leveraged Company Stock	.79%
Actual		$1,000.00	$1,075.00	$4.06
Hypothetical-C		$1,000.00	$1,020.88	$3.96
Class K	.68%
Actual		$1,000.00	$1,075.80	$3.50
Hypothetical-C		$1,000.00	$1,021.42	$3.41

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Leveraged Company Stock voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Leveraged Company Stock	9/18/2017	9/15/2017	$0.039	$5.113
Class K	9/18/2017	9/15/2017	$0.064	$5.113

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2017, $986,770,805 or, if subsequently determined to be different, the net capital gain of such year.

Leveraged Company Stock designates 100% and Class K designates 100% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Leveraged Company Stock designates 100% and Class K designates 100% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Leveraged Company Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in September 2016.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Leveraged Company Stock Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Leveraged Company Stock Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2016.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity® Series Small Cap Opportunities Fund Fidelity® Series Small Cap Opportunities Fund Class F Annual Report July 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544, or for Class F, call 1-800-835-5092, to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2017	Past 1 year	Past 5 years	Past 10 years
Fidelity® Series Small Cap Opportunities Fund	12.22%	11.75%	7.31%
Class F	12.40%	11.93%	7.47%

 The initial offering of Class F shares took place on June 26, 2009. Returns prior to June 26, 2009 are those of Fidelity® Series Small Cap Opportunities Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Series Small Cap Opportunities Fund, a class of the fund, on July 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Period Ending Values
$20,250	Fidelity® Series Small Cap Opportunities Fund
$21,111	Russell 2000® Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.04% for the year ending July 31, 2017, rising sharply following the November election and continuing to rally through the end of February on optimism for President Trump’s pro-business agenda. Equity markets leveled off, however, as the fledgling administration faced the first test of its domestic agenda. Stocks reacted with uncertainty to efforts by Congress in March to repeal and replace the Affordable Care Act, and then reverted upward through July 31. Growth stocks surged ahead of value, while small-caps’ advantage over large-caps narrowed. Sector-wise, financials (+36%) fared best, riding an uptick in bond yields and a surge in banks, particularly post-election. Information technology gained 29%, as a handful of major index constituents posted stellar returns. Industrials (+18%) was boosted by a call for increased infrastructure spending. Consumer discretionary (+14%) slightly lagged the broader market because brick-and-mortar retailers continued to suffer from increased online competition. Energy (0%) was hurt by low oil prices. Utilities (+6%), consumer staples (+4%), telecommunication services (-7%) and real estate (-2%) all struggled amid an improved backdrop for riskier assets that curbed demand for dividend-rich sectors, as well as the likelihood of further interest rate hikes later in 2017.

Comments from Lead Portfolio Manager Rich Thompson:  For the fiscal year, the fund’s share classes gained about 12%, lagging the 18.45% return of the benchmark Russell 2000® Index. Small-caps enjoyed a particularly strong run, especially in the wake of the November U.S. presidential election, as investors grew excited about the pro-growth policies Trump had touted during his campaign. Investors aggressively purchased lower-quality, U.S.-focused small-cap industrials and materials stocks they believed could benefit most from these new policies. However, as it became clear Trump’s economic and trade policies would take longer to enact and may not be as effective as once assumed, many of the stocks that popped around the time of the election gave back a portion of those gains. As for the fund, our performance relative to the Russell benchmark suffered from our higher-quality bias. Stock selection in the information technology and financials sectors detracted most. On an individual basis, real estate companies Store Capital, an out-of-index holding, and Ramco-Gershenson Properties Trust ranked as the fund’s biggest detractors. Both of these companies lease space to retail clients. As concerns about declining traffic to brick-and-mortar retail stores mounted, shares of these property managers fell. We had sold Ramco by period end. On the positive side, choices in consumer staples helped. Also, buoyed by strong sales and financial results, online customer-relationship software developer Pegasystems, grouped within information technology, proved the fund’s top relative contributor.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Cotiviti Holdings, Inc.	1.2	0.0
EMCOR Group, Inc.	1.1	1.2
BancFirst Corp.	1.0	1.2
Integra LifeSciences Holdings Corp.	1.0	0.8
Terreno Realty Corp.	0.9	0.0
Associated Banc-Corp.	0.9	1.1
Monolithic Power Systems, Inc.	0.9	0.8
Employers Holdings, Inc.	0.9	0.8
RealPage, Inc.	0.9	0.9
Integrated Device Technology, Inc.	0.8	0.7
	9.6

Top Five Market Sectors as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	18.7	19.4
Information Technology	17.2	17.1
Industrials	15.1	15.3
Health Care	13.2	12.7
Consumer Discretionary	11.4	11.5

Asset Allocation (% of fund's net assets)

As of July 31, 2017*
Stocks and Equity Futures	97.5%
Short-Term Investments and Net Other Assets (Liabilities)	2.5%

 * Foreign investments - 9.9%

As of January 31, 2017*
Stocks and Equity Futures	98.6%
Short-Term Investments and Net Other Assets (Liabilities)	1.4%

 * Foreign investments - 10.2%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments July 31, 2017

Showing Percentage of Net Assets

Common Stocks - 96.6%
	Shares	Value
CONSUMER DISCRETIONARY - 11.4%
Auto Components - 1.6%
Standard Motor Products, Inc.	532,534	$26,829,063
Tenneco, Inc.	529,086	29,258,456
Visteon Corp. (a)	260,700	29,078,478
		85,165,997
Diversified Consumer Services - 0.5%
Service Corp. International	711,648	24,715,535
Hotels, Restaurants & Leisure - 2.7%
Bojangles', Inc. (a)	991,324	13,184,609
Cedar Fair LP (depositary unit)	321,800	22,345,792
Dave & Buster's Entertainment, Inc. (a)	537,100	33,359,281
Marriott Vacations Worldwide Corp.	259,900	30,369,315
Papa John's International, Inc.	415,200	29,616,216
Penn National Gaming, Inc. (a)	14,429	290,889
The Cheesecake Factory, Inc. (b)	424,096	20,178,488
		149,344,590
Household Durables - 2.2%
CalAtlantic Group, Inc.	483,000	16,953,300
Cavco Industries, Inc. (a)	161,000	20,994,400
Helen of Troy Ltd. (a)	277,100	27,917,825
Taylor Morrison Home Corp. (a)	1,046,500	23,671,830
TopBuild Corp. (a)	619,800	32,713,044
		122,250,399
Leisure Products - 0.3%
Brunswick Corp.	340,000	19,247,400
Media - 0.9%
Cinemark Holdings, Inc.	630,100	24,510,890
Lions Gate Entertainment Corp.:
Class A	514,092	15,114,305
Class B (a)	377,300	10,379,523
		50,004,718
Multiline Retail - 0.5%
Ollie's Bargain Outlet Holdings, Inc. (a)	591,873	26,456,723
Specialty Retail - 1.3%
Burlington Stores, Inc. (a)	285,600	24,855,768
Murphy U.S.A., Inc. (a)	281,900	21,348,287
The Children's Place Retail Stores, Inc.	215,943	22,814,378
		69,018,433
Textiles, Apparel & Luxury Goods - 1.4%
Deckers Outdoor Corp. (a)	303,790	19,703,819
Emerald Expositions Events, Inc.	857,100	19,619,019
Steven Madden Ltd. (a)	844,239	34,613,799
		73,936,637

TOTAL CONSUMER DISCRETIONARY		620,140,432

CONSUMER STAPLES - 2.4%
Food & Staples Retailing - 0.4%
Performance Food Group Co. (a)	730,225	21,030,480
Food Products - 1.4%
Cranswick PLC	211,784	8,108,995
Hostess Brands, Inc. Class A (a)(b)	991,257	15,146,407
Ingredion, Inc.	124,000	15,291,680
J&J Snack Foods Corp.	136,725	17,965,665
Lamb Weston Holdings, Inc.	292,100	12,846,558
TreeHouse Foods, Inc. (a)	89,600	7,600,768
		76,960,073
Household Products - 0.3%
Central Garden & Pet Co. Class A (non-vtg.) (a)	549,600	16,905,696
Personal Products - 0.3%
Inter Parfums, Inc.	432,700	16,788,760

TOTAL CONSUMER STAPLES		131,685,009

ENERGY - 3.8%
Energy Equipment & Services - 1.1%
Archrock, Inc.	866,578	9,489,029
Nabors Industries Ltd.	2,778,000	21,418,380
Rowan Companies PLC (a)	1,277,760	14,911,459
Total Energy Services, Inc.	1,491,277	14,473,192
		60,292,060
Oil, Gas & Consumable Fuels - 2.7%
Boardwalk Pipeline Partners, LP	1,379,954	23,100,430
DCP Midstream Partners LP	284,751	9,690,077
Delek U.S. Holdings, Inc.	814,300	21,261,373
Diamondback Energy, Inc. (a)	216,593	20,766,937
Newfield Exploration Co. (a)	624,412	17,939,357
PDC Energy, Inc. (a)	532,600	25,117,416
WPX Energy, Inc. (a)	2,569,210	27,696,084
		145,571,674

TOTAL ENERGY		205,863,734

FINANCIALS - 18.7%
Banks - 10.3%
Associated Banc-Corp.	1,989,772	47,655,039
BancFirst Corp.	499,343	53,304,865
Banner Corp.	792,171	45,763,719
Boston Private Financial Holdings, Inc.	1,323,859	20,321,236
Community Bank System, Inc.	592,051	32,503,600
Cullen/Frost Bankers, Inc.	448,900	40,751,142
First Citizen Bancshares, Inc.	106,200	39,083,724
First Hawaiian, Inc.	771,077	22,746,772
First Merchants Corp.	154,388	6,243,451
Hilltop Holdings, Inc.	913,268	22,859,098
Huntington Bancshares, Inc.	1,465,586	19,419,015
Independent Bank Corp., Massachusetts	39,989	2,853,215
MB Financial, Inc.	679,938	27,809,464
PacWest Bancorp	398,292	19,125,982
Stock Yards Bancorp, Inc.	1,111,314	39,840,607
Tompkins Financial Corp.	531,535	41,837,120
TowneBank	1,098,659	34,388,027
Wintrust Financial Corp.	609,100	45,871,321
		562,377,397
Capital Markets - 0.7%
OM Asset Management Ltd.	2,600,624	39,191,404
Diversified Financial Services - 1.2%
Cotiviti Holdings, Inc. (a)	1,463,600	63,007,971
Insurance - 4.2%
Aspen Insurance Holdings Ltd.	611,851	29,858,329
Employers Holdings, Inc.	1,085,770	47,068,130
First American Financial Corp.	552,100	26,727,161
James River Group Holdings Ltd.	1,074,586	43,155,374
Primerica, Inc.	557,500	45,185,375
ProAssurance Corp.	562,800	34,781,040
		226,775,409
Thrifts & Mortgage Finance - 2.3%
Beneficial Bancorp, Inc.	2,636,790	41,133,924
Washington Federal, Inc.	1,270,835	42,509,431
WSFS Financial Corp.	949,053	42,849,743
		126,493,098

TOTAL FINANCIALS		1,017,845,279

HEALTH CARE - 13.2%
Biotechnology - 6.2%
ACADIA Pharmaceuticals, Inc. (a)	356,327	10,607,855
Acorda Therapeutics, Inc. (a)	820,471	17,763,197
Advanced Accelerator Applications SA sponsored ADR (a)	446,300	21,417,937
Agios Pharmaceuticals, Inc. (a)(b)	296,129	16,565,456
Amarin Corp. PLC ADR (a)(b)	993,100	3,515,574
Amicus Therapeutics, Inc. (a)	379,000	4,908,050
Ascendis Pharma A/S sponsored ADR (a)	672,553	18,965,995
Audentes Therapeutics, Inc.	396,048	7,956,604
BioMarin Pharmaceutical, Inc. (a)	148,044	12,987,900
bluebird bio, Inc. (a)	212,056	19,986,278
Cellectis SA sponsored ADR (a)	448,095	10,848,380
Coherus BioSciences, Inc. (a)(b)	538,711	7,030,179
Curis, Inc. (a)	4,444,156	8,666,104
CytomX Therapeutics, Inc. (a)	275,100	3,711,099
CytomX Therapeutics, Inc. (a)(c)	105,499	1,423,182
FibroGen, Inc. (a)	246,100	8,404,315
Five Prime Therapeutics, Inc. (a)	325,600	9,162,384
Genocea Biosciences, Inc. (a)(b)(d)	1,765,910	10,048,028
Heron Therapeutics, Inc. (a)(b)	531,800	8,429,030
Insmed, Inc. (a)	775,459	12,539,172
Intercept Pharmaceuticals, Inc. (a)	77,380	9,063,519
Ionis Pharmaceuticals, Inc. (a)	275,872	14,455,693
La Jolla Pharmaceutical Co. (a)	563,300	16,690,579
Macrogenics, Inc. (a)	425,259	7,025,279
Neurocrine Biosciences, Inc. (a)	359,375	17,260,781
Protagonist Therapeutics, Inc.	533,500	6,503,365
Proteostasis Therapeutics, Inc. (a)	362,134	1,028,461
Sage Therapeutics, Inc. (a)	89,500	7,137,625
Sienna Biopharmaceuticals, Inc.	89,600	1,833,216
Spark Therapeutics, Inc. (a)	312,600	22,194,600
TESARO, Inc. (a)	135,700	17,323,462
		335,453,299
Health Care Equipment & Supplies - 4.0%
Cantel Medical Corp.	428,200	31,772,440
Hill-Rom Holdings, Inc.	175,400	13,070,808
Integra LifeSciences Holdings Corp. (a)	1,047,436	52,015,672
Nanosonics Ltd. (a)	562,997	1,062,938
NxStage Medical, Inc. (a)	1,213,673	28,581,999
Steris PLC	297,200	24,325,820
West Pharmaceutical Services, Inc.	303,400	26,911,580
Wright Medical Group NV (a)	1,470,552	38,631,401
		216,372,658
Health Care Providers & Services - 1.4%
Acadia Healthcare Co., Inc. (a)(b)	507,600	26,867,268
G1 Therapeutics, Inc.	688,500	9,797,355
Premier, Inc. (a)	542,400	18,929,760
VCA, Inc. (a)	220,300	20,395,374
		75,989,757
Health Care Technology - 0.1%
Evolent Health, Inc. (a)	320,657	7,920,228
Life Sciences Tools & Services - 0.6%
ICON PLC (a)	335,000	35,158,250
Pharmaceuticals - 0.9%
Clearside Biomedical, Inc. (a)(b)	765,700	6,600,334
Innoviva, Inc. (a)	1,010,649	13,866,104
Prestige Brands Holdings, Inc. (a)	244,654	13,120,794
Theravance Biopharma, Inc. (a)(b)	548,321	17,617,554
		51,204,786

TOTAL HEALTH CARE		722,098,978

INDUSTRIALS - 15.1%
Aerospace & Defense - 2.2%
Moog, Inc. Class A (a)	565,015	41,991,915
Orbital ATK, Inc.	369,558	37,761,436
Teledyne Technologies, Inc. (a)	309,626	42,214,409
		121,967,760
Air Freight & Logistics - 0.6%
Air Transport Services Group, Inc. (a)	1,236,709	30,126,231
Airlines - 0.5%
JetBlue Airways Corp. (a)	1,181,054	25,900,514
Building Products - 1.0%
Allegion PLC	288,145	23,408,900
GCP Applied Technologies, Inc. (a)	440,000	13,332,000
Simpson Manufacturing Co. Ltd.	461,707	20,449,003
		57,189,903
Commercial Services & Supplies - 2.2%
Deluxe Corp.	570,571	41,195,226
Interface, Inc.	1,602,870	30,374,387
Matthews International Corp. Class A	401,056	26,289,221
Multi-Color Corp.	290,306	23,369,633
		121,228,467
Construction & Engineering - 2.8%
Comfort Systems U.S.A., Inc.	845,300	28,148,490
EMCOR Group, Inc.	855,861	57,770,618
KBR, Inc.	2,060,390	30,741,019
Valmont Industries, Inc.	228,067	34,825,831
		151,485,958
Industrial Conglomerates - 0.7%
ITT, Inc.	946,121	38,790,961
Machinery - 1.5%
AGCO Corp.	370,938	26,759,467
SPX Flow, Inc. (a)	761,009	26,985,379
Standex International Corp.	317,460	30,460,287
		84,205,133
Road & Rail - 0.6%
Landstar System, Inc.	366,000	30,432,900
Trading Companies & Distributors - 3.0%
Kaman Corp.	752,330	38,459,110
MRC Global, Inc. (a)	1,765,876	28,854,414
Titan Machinery, Inc. (a)(d)	1,617,555	28,873,357
Watsco, Inc.	276,831	41,737,810
WESCO International, Inc. (a)	494,486	25,342,408
		163,267,099

TOTAL INDUSTRIALS		824,594,926

INFORMATION TECHNOLOGY - 17.2%
Communications Equipment - 0.1%
CommScope Holding Co., Inc. (a)	140,800	5,178,624
Electronic Equipment & Components - 5.1%
Cardtronics PLC	950,882	29,762,607
CDW Corp.	580,781	36,838,939
ePlus, Inc. (a)	411,702	33,306,692
Jabil, Inc.	956,561	29,175,111
Orbotech Ltd. (a)	604,757	21,444,683
Plexus Corp. (a)	593,196	31,801,238
Tech Data Corp. (a)	403,296	41,297,510
Trimble, Inc. (a)	781,025	29,233,766
TTM Technologies, Inc. (a)	1,521,635	26,446,016
		279,306,562
Internet Software & Services - 0.7%
j2 Global, Inc.	472,700	40,004,601
IT Services - 3.8%
Amdocs Ltd.	266,100	17,873,937
Blackhawk Network Holdings, Inc. (a)	704,846	30,766,528
EPAM Systems, Inc. (a)	483,960	41,586,683
Euronet Worldwide, Inc. (a)	434,047	41,933,281
ExlService Holdings, Inc. (a)	607,221	34,945,569
Maximus, Inc.	640,000	38,630,400
		205,736,398
Semiconductors & Semiconductor Equipment - 3.8%
Entegris, Inc. (a)	1,459,300	38,087,730
Integrated Device Technology, Inc. (a)	1,772,400	46,330,536
Monolithic Power Systems, Inc.	460,570	47,125,522
Nanometrics, Inc. (a)	1,647	43,893
ON Semiconductor Corp. (a)	2,092,728	31,286,284
Semtech Corp. (a)	1,094,400	43,338,240
		206,212,205
Software - 3.3%
Aspen Technology, Inc. (a)	684,500	38,927,515
Fair Isaac Corp.	127,003	18,104,278
Paycom Software, Inc. (a)(b)	450,486	31,574,564
Pegasystems, Inc.	750,526	45,369,297
RealPage, Inc. (a)	1,199,300	46,472,875
		180,448,529
Technology Hardware, Storage & Peripherals - 0.4%
Super Micro Computer, Inc. (a)	907,949	24,378,431

TOTAL INFORMATION TECHNOLOGY		941,265,350

MATERIALS - 4.0%
Chemicals - 1.9%
Chase Corp.	297,679	32,164,216
Innospec, Inc.	549,710	34,301,904
Trinseo SA	520,138	36,565,701
		103,031,821
Containers & Packaging - 1.1%
Berry Global Group, Inc. (a)	408,960	22,934,477
Owens-Illinois, Inc. (a)	729,300	17,430,270
Silgan Holdings, Inc.	684,600	20,743,380
		61,108,127
Metals & Mining - 1.0%
AK Steel Holding Corp. (a)(b)	3,040,816	17,211,019
B2Gold Corp. (a)	4,950,000	12,427,110
Steel Dynamics, Inc.	718,100	25,427,921
		55,066,050

TOTAL MATERIALS		219,205,998

REAL ESTATE - 7.4%
Equity Real Estate Investment Trusts (REITs) - 7.4%
American Assets Trust, Inc.	647,200	26,282,792
CoreSite Realty Corp.	414,226	44,976,659
Corporate Office Properties Trust (SBI)	956,300	31,835,227
Equity Lifestyle Properties, Inc.	483,400	42,200,820
Four Corners Property Trust, Inc.	1,590,600	40,369,428
Healthcare Realty Trust, Inc.	1,294,661	43,112,211
Hudson Pacific Properties, Inc.	732,700	23,973,944
Mid-America Apartment Communities, Inc.	394,900	40,883,997
Potlatch Corp.	819,700	39,222,645
Store Capital Corp.	1,045,903	24,463,671
Terreno Realty Corp.	1,398,900	48,429,918
		405,751,312
TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.2%
Cogent Communications Group, Inc.	283,200	11,823,600
UTILITIES - 3.2%
Electric Utilities - 1.4%
El Paso Electric Co.	393,580	20,426,802
IDACORP, Inc.	394,600	34,077,656
Portland General Electric Co.	534,332	23,879,297
		78,383,755
Gas Utilities - 1.8%
Atmos Energy Corp.	166,286	14,426,973
New Jersey Resources Corp.	371,300	15,650,295
South Jersey Industries, Inc.	372,200	12,643,634
Southwest Gas Holdings, Inc.	377,400	30,229,740
Spire, Inc.	304,300	22,092,180
		95,042,822

TOTAL UTILITIES		173,426,577

TOTAL COMMON STOCKS
(Cost $4,338,162,811)		5,273,701,195
	Principal Amount	Value

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 1.01% 9/28/17 (e)
(Cost $2,456,027)	2,460,000	2,456,135
	Shares	Value

Money Market Funds - 5.4%
Fidelity Cash Central Fund, 1.11% (f)	199,759,061	$199,799,012
Fidelity Securities Lending Cash Central Fund 1.11% (f)(g)	96,364,679	96,374,315
TOTAL MONEY MARKET FUNDS
(Cost $296,171,979)		296,173,327
TOTAL INVESTMENT PORTFOLIO - 102.1%
(Cost $4,636,790,817)		5,572,330,657
NET OTHER ASSETS (LIABILITIES) - (2.1)%		(114,181,525)
NET ASSETS - 100%		$5,458,149,132

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
724 ICE Russell 2000 Mini Contracts (United States)	Sept. 2017	51,563,280	$(208,424)

The face value of futures purchased as a percentage of Net Assets is 0.9%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,423,182 or 0.0% of net assets.

 (d) Affiliated company

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,111,677.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,085,846
Fidelity Securities Lending Cash Central Fund	339,931
Total	$1,425,777

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Curis, Inc.	$11,317,414	$375,979	$7,563,521	$--	$--
Genocea Biosciences, Inc.	7,337,437	--	162,729	--	10,048,028
Protagonist Therapeutics, Inc.	--	15,044,730	16,159,939	--	--
Titan Machinery, Inc.	18,041,587	124,155	--	--	28,873,357
WSFS Financial Corp.	71,444,603	3,424,873	47,743,027	408,004	--
Total	$108,141,041	$18,969,737	$71,629,216	$408,004	$38,921,385

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$620,140,432	$620,140,432	$--	$--
Consumer Staples	131,685,009	131,685,009	--	--
Energy	205,863,734	205,863,734	--	--
Financials	1,017,845,279	1,017,845,279	--	--
Health Care	722,098,978	722,098,978	--	--
Industrials	824,594,926	824,594,926	--	--
Information Technology	941,265,350	941,265,350	--	--
Materials	219,205,998	219,205,998	--	--
Real Estate	405,751,312	405,751,312	--	--
Telecommunication Services	11,823,600	11,823,600	--	--
Utilities	173,426,577	173,426,577	--	--
U.S. Government and Government Agency Obligations	2,456,135	--	2,456,135	--
Money Market Funds	296,173,327	296,173,327	--	--
Total Investments in Securities:	$5,572,330,657	$5,569,874,522	$2,456,135	$--
Derivative Instruments:
Liabilities
Futures Contracts	$(208,424)	$(208,424)	$--	$--
Total Liabilities	$(208,424)	$(208,424)	$--	$--
Total Derivative Instruments:	$(208,424)	$(208,424)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2017. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(208,424)
Total Equity Risk	0	(208,424)
Total Value of Derivatives	$0	$(208,424)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2017
Assets
Investment in securities, at value (including securities loaned of $93,163,714) — See accompanying schedule: Unaffiliated issuers (cost $4,297,240,828)	$5,237,235,945
Fidelity Central Funds (cost $296,171,979)	296,173,327
Other affiliated issuers (cost $43,378,010)	38,921,385
Total Investments (cost $4,636,790,817)		$5,572,330,657
Cash		1,044,167
Receivable for investments sold		31,209,485
Receivable for fund shares sold		1,101,189
Dividends receivable		1,081,650
Distributions receivable from Fidelity Central Funds		195,409
Other receivables		85,099
Total assets		5,607,047,656
Liabilities
Payable for investments purchased	$50,121,440
Payable for fund shares redeemed	2,199,705
Payable for daily variation margin for derivative instruments	164,657
Other payables and accrued expenses	45,448
Collateral on securities loaned	96,367,274
Total liabilities		148,898,524
Net Assets		$5,458,149,132
Net Assets consist of:
Paid in capital		$4,126,399,887
Undistributed net investment income		8,542,787
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		387,854,511
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		935,351,947
Net Assets		$5,458,149,132
Series Small Cap Opportunities:
Net Asset Value, offering price and redemption price per share ($2,509,346,535 ÷ 174,054,853 shares)		$14.42
Class F:
Net Asset Value, offering price and redemption price per share ($2,948,802,597 ÷ 203,242,552 shares)		$14.51

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2017
Investment Income
Dividends (including $408,004 earned from other affiliated issuers)		$56,833,689
Interest		14,025
Income from Fidelity Central Funds		1,425,777
Total income		58,273,491
Expenses
Management fee
Basic fee	$31,284,950
Performance adjustment	(3,964,978)
Transfer agent fees	3,244,066
Accounting and security lending fees	922,281
Custodian fees and expenses	95,309
Independent trustees' fees and expenses	21,863
Audit	49,765
Legal	15,757
Interest	975
Miscellaneous	43,773
Total expenses before reductions	31,713,761
Expense reductions	(312,342)	31,401,419
Net investment income (loss)		26,872,072
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	462,585,229
Fidelity Central Funds	67,294
Other affiliated issuers	24,151,923
Foreign currency transactions	3,048
Futures contracts	4,210,310
Total net realized gain (loss)		491,017,804
Change in net unrealized appreciation (depreciation) on: Investment securities	111,605,418
Assets and liabilities in foreign currencies	47,893
Futures contracts	(1,992,269)
Total change in net unrealized appreciation (depreciation)		109,661,042
Net gain (loss)		600,678,846
Net increase (decrease) in net assets resulting from operations		$627,550,918

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2017	Year ended July 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$26,872,072	$28,647,268
Net realized gain (loss)	491,017,804	(93,285,283)
Change in net unrealized appreciation (depreciation)	109,661,042	22,953,454
Net increase (decrease) in net assets resulting from operations	627,550,918	(41,684,561)
Distributions to shareholders from net investment income	(30,906,540)	(25,267,159)
Distributions to shareholders from net realized gain	(11,331,615)	(274,804,438)
Total distributions	(42,238,155)	(300,071,597)
Share transactions - net increase (decrease)	(483,035,407)	129,114,071
Total increase (decrease) in net assets	102,277,356	(212,642,087)
Net Assets
Beginning of period	5,355,871,776	5,568,513,863
End of period	$5,458,149,132	$5,355,871,776
Other Information
Undistributed net investment income end of period	$8,542,787	$15,525,552

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Series Small Cap Opportunities

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.94	$13.83	$12.96	$13.55	$10.93
Income from Investment Operations
Net investment income (loss)A	.06	.06	.05	.02	.04
Net realized and unrealized gain (loss)	1.52	(.22)	1.53	.77	3.20
Total from investment operations	1.58	(.16)	1.58	.79	3.24
Distributions from net investment income	(.07)	(.05)	(.04)	–B	(.05)
Distributions from net realized gain	(.03)	(.68)	(.66)	(1.38)	(.57)
Total distributions	(.10)	(.73)	(.71)C	(1.38)	(.62)
Net asset value, end of period	$14.42	$12.94	$13.83	$12.96	$13.55
Total ReturnD	12.22%	(.94)%	12.66%	6.29%	30.91%
Ratios to Average Net AssetsE,F
Expenses before reductions	.66%	.85%	.77%	.82%	.98%
Expenses net of fee waivers, if any	.66%	.85%	.76%	.82%	.98%
Expenses net of all reductions	.65%	.84%	.76%	.82%	.96%
Net investment income (loss)	.42%	.46%	.41%	.19%	.30%
Supplemental Data
Net assets, end of period (000 omitted)	$2,509,347	$2,433,489	$2,647,013	$2,425,973	$1,602,664
Portfolio turnover rateG	58%	58%	59%	90%H	77%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions of $.71 per share is comprised of distributions from net investment income of $.042 and distributions from net realized gain of $.664 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Series Small Cap Opportunities Fund Class F

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$13.02	$13.92	$13.04	$13.62	$10.99
Income from Investment Operations
Net investment income (loss)A	.08	.08	.08	.05	.06
Net realized and unrealized gain (loss)	1.53	(.23)	1.53	.77	3.21
Total from investment operations	1.61	(.15)	1.61	.82	3.27
Distributions from net investment income	(.09)	(.07)	(.07)	(.01)	(.07)
Distributions from net realized gain	(.03)	(.68)	(.66)	(1.39)	(.57)
Total distributions	(.12)	(.75)	(.73)	(1.40)	(.64)
Net asset value, end of period	$14.51	$13.02	$13.92	$13.04	$13.62
Total ReturnB	12.40%	(.84)%	12.87%	6.52%	31.09%
Ratios to Average Net AssetsC,D
Expenses before reductions	.53%	.69%	.60%	.65%	.79%
Expenses net of fee waivers, if any	.53%	.68%	.60%	.65%	.79%
Expenses net of all reductions	.52%	.68%	.59%	.65%	.77%
Net investment income (loss)	.56%	.63%	.58%	.36%	.49%
Supplemental Data
Net assets, end of period (000 omitted)	$2,948,803	$2,922,383	$2,921,501	$2,600,212	$1,351,926
Portfolio turnover rateE	58%	58%	59%	90%F	77%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2017

1. Organization.

Fidelity Series Small Cap Opportunities Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which FMR or an affiliate serves as an investment manager and, for shares of Series Small Cap Opportunities, FMR investment professionals. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Series Small Cap Opportunities and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

Effective August 28, 2017, the Fund no longer offered Class F, and all outstanding shares of Class F were exchanged for shares of Series Small Cap Opportunities.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds ,including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures and options transactions, foreign currency transactions, market discount, partnerships, capital loss carryforwards, losses deferred due to wash sales, and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$1,095,042,991
Gross unrealized depreciation	(161,056,379)
Net unrealized appreciation (depreciation) on securities	$933,986,612
Tax Cost	$4,638,344,045

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$10,468,341
Undistributed long-term capital gain	$393,039,371
Net unrealized appreciation (depreciation) on securities and other investments	$932,079,329

The Fund intends to elect to defer to its next fiscal year $3,837,797 of capital losses recognized during the period November 1, 2016 to July 31, 2017.

The tax character of distributions paid was as follows:

	July 31, 2017	July 31, 2016
Ordinary Income	$30,906,540	$ 25,267,159
Long-term Capital Gains	11,331,615	274,804,438
Total	$42,238,155	$ 300,071,597

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $4,210,310 and a change in net unrealized appreciation (depreciation) of $(1,992,269) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,024,304,749 and $3,469,387,944, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Effective June 1, 2017, under the management contract approved by the Board and shareholders, Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. In addition, the investment adviser pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Prior to June 1, 2017, the investment adviser and its affiliates provided the Fund with investment management related services for which the Fund paid a monthly management fee. The management fee was the sum of an individual fund fee rate that was based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate was based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreased as assets under management increased and increased as assets under management decreased. In addition, the management fee was subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee was based on the relative investment performance of Series Small Cap Opportunities as compared to its benchmark index, the Russell 2000 Index, over the same 36 month performance period. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. Effective June 1, 2017, fees for these services are no longer charged to the classes. Prior to June 1, 2017, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of Series Small Cap Opportunities. FIIOC received no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Series Small Cap Opportunities	$3,244,066.13

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. Effective June 1, 2017, these fees are paid by the investment adviser or an affiliate.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $144,370 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$20,149,000.58%		$975

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $17,598 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $2,819,715. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $339,931, including $30,345 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $264,126 for the period. Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $274.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $47,942.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2017	Year ended July 31, 2016
From net investment income
Series Small Cap Opportunities	$11,794,933	$9,533,676
Class F	19,111,607	15,733,483
Total	$30,906,540	$25,267,159
From net realized gain
Series Small Cap Opportunities	$5,126,926	$129,456,186
Class F	6,204,689	145,348,252
Total	$11,331,615	$274,804,438

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2017	Year ended July 31, 2016	Year ended July 31, 2017	Year ended July 31, 2016
Series Small Cap Opportunities
Shares sold	21,828,308	21,652,402	$305,846,494	$258,866,910
Reinvestment of distributions	1,235,622	11,216,113	16,921,859	138,989,862
Shares redeemed	(37,107,686)	(36,188,248)	(511,729,842)	(445,277,816)
Net increase (decrease)	(14,043,756)	(3,319,733)	$(188,961,489)	$(47,421,044)
Class F
Shares sold	26,592,990	41,429,247	$372,355,351	$502,713,957
Reinvestment of distributions	1,845,956	12,929,264	25,316,296	161,081,735
Shares redeemed	(49,600,408)	(39,887,913)	(691,745,565)	(487,260,577)
Net increase (decrease)	(21,161,462)	14,470,598	$(294,073,918)	$176,535,115

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Series Small Cap Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Series Small Cap Opportunities Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Series Small Cap Opportunities Fund as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 19, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 142 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Fidelity® Series Small Cap Opportunities Fund, or 1-800-835-5092 for Class F.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2017 to July 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2017	Ending Account Value July 31, 2017	Expenses Paid During Period-B February 1, 2017 to July 31, 2017
Series Small Cap Opportunities	.51%
Actual		$1,000.00	$1,023.40	$2.56**
Hypothetical-C		$1,000.00	$1,022.27	$2.56**
Class F	.40%
Actual		$1,000.00	$1,024.00	$2.01**
Hypothetical-C		$1,000.00	$1,022.81	$2.01**

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

** If fees and changes to the class level expense contract and/or expense cap, effective June 1, 2017, had been in effect during the entire period, the annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in the table below:

	Annualized Expense Ratio-(a)	Expenses Paid
Series Small Cap Opportunities	.00%
Actual		$.00
Hypothetical-(b)		$.00
Class F	.00%
Actual		$.00
Hypothetical-(b)		$.00

 (a) Annualized expense ratio reflects expenses net of applicable fee waivers.

 (b) 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Small Cap Opportunities Fund voted to pay on September 18, 2017, to shareholders of record at the opening of business on September 15, 2017, a distribution of $1.039 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.028 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2017, $404,370,986, or, if subsequently determined to be different, the net capital gain of such year.

Series Small Cap Opportunities Fund and Class F designate 100% of the dividends distributed in September and December during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Series Small Cap Opportunities Fund and Class F designate 100% of the dividends distributed in September and December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Small Cap Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered that the Advisory Contracts currently in place had become effective on June 1, 2017 in connection with shareholders of certain other Fidelity funds that invest in the fund (referred to herein as Freedom Funds) voting to approve new management contracts for the Freedom Funds. The Board noted the Advisory Contracts implemented a new fee structure pursuant to which the fund does not pay a management fee to FMR. The Board also approved certain amendments to the sub-advisory agreements for the fund to ensure consistency in the sub-advisory fees paid under the new fee structure compared to the sub-advisory fees paid under the prior fee structure. The Board noted that the amendments will not result in any changes to the nature, extent, and quality of services provided to the fund.

In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies managed by Fidelity and ultimately to enhance the performance of those investment companies.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that the fund does not pay FMR a management fee for investment advisory services. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, brokerage expenses, and extraordinary expenses (such as litigation expenses).

The Board further considered that, effective June 1, 2017, FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 0.014% through September 30, 2020.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund, with limited exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund, with limited exceptions, economies of scale cannot be realized by the fund.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity® Series Blue Chip Growth Fund Fidelity® Series Blue Chip Growth Fund Class F Annual Report July 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544, or for Class F, call 1-800-835-5092, to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2017	Past 1 year	Life of fundA
Fidelity® Series Blue Chip Growth Fund	24.50%	14.14%
Class F	24.59%	14.30%

 A From November 7, 2013

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Blue Chip Growth Fund, a class of the fund, on November 7, 2013, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Period Ending Values
$16,378	Fidelity® Series Blue Chip Growth Fund
$15,972	Russell 1000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.04% for the year ending July 31, 2017, rising sharply following the November election and continuing to rally through the end of February on optimism for President Trump’s pro-business agenda. Equity markets leveled off, however, as the fledgling administration faced the first test of its domestic agenda. Stocks reacted with uncertainty to efforts by Congress in March to repeal and replace the Affordable Care Act, and then reverted upward through July 31. Growth stocks surged ahead of value, while small-caps’ advantage over large-caps narrowed. Sector-wise, financials (+36%) fared best, riding an uptick in bond yields and a surge in banks, particularly post-election. Information technology gained 29%, as a handful of major index constituents posted stellar returns. Industrials (+18%) was boosted by a call for increased infrastructure spending. Consumer discretionary (+14%) slightly lagged the broader market because brick-and-mortar retailers continued to suffer from increased online competition. Energy (0%) was hurt by low oil prices. Utilities (+6%), consumer staples (+4%), telecommunication services (-7%) and real estate (-2%) all struggled amid an improved backdrop for riskier assets that curbed demand for dividend-rich sectors, as well as the likelihood of further interest rate hikes later in 2017.

Comments from Portfolio Manager Sonu Kalra:  For the year, the fund's share classes advanced about 25%, handily outpacing the 18.05% return of the benchmark Russell 1000® Growth Index. The fund's outperformance of its Russell benchmark was driven mainly by stock selection in the information technology and consumer discretionary sectors. Overweighting technology also contributed, as did underweighting the real estate sector. Five of the fund's top 10 relative contributors came from technology. The fund's position in Nvidia, which designs graphics-processing and "system on a chip" units for various industries, gained 186% this period and was the fund's top individual contributor. Nvidia reported several quarters of impressive financial results, driven by strength in its core gaming business as well as rapid adoption of its products in the development of artificial intelligence and self-driving cars. A substantial overweighting in Tesla, maker of electric vehicles, solar panels and energy-storage solutions, was our second-biggest individual contributor. Conversely, the fund's largest relative detractor was an underweighting in aerospace stalwart Boeing. A surge in quarterly earnings, reported in July, helped the stock notch its best monthly performance in nearly 35 years. A private investment in Uber Technologies, operator of Uber ride-sharing and food-delivery mobile apps, also detracted. Uber is not part of the benchmark; the security does not trade publicly.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Alphabet, Inc. Class A	7.4	7.8
Apple, Inc.	6.6	6.8
Amazon.com, Inc.	5.4	6.0
Facebook, Inc. Class A	4.4	3.9
Tesla, Inc.	2.7	2.9
NVIDIA Corp.	2.5	2.3
Uber Technologies, Inc. Series D, 8.00%	2.3	2.3
Salesforce.com, Inc.	2.2	2.5
Broadcom Ltd.	2.1	2.2
Activision Blizzard, Inc.	1.9	1.5
	37.5

Top Five Market Sectors as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	43.5	41.6
Consumer Discretionary	26.9	27.1
Health Care	12.0	12.3
Consumer Staples	5.7	5.1
Industrials	4.5	5.2

Asset Allocation (% of fund's net assets)

As of July 31, 2017*
Stocks	96.1%
Convertible Securities	3.6%
Short-Term Investments and Net Other Assets (Liabilities)	0.3%

 * Foreign investments - 13.7%

As of January 31, 2017*
Stocks	95.9%
Convertible Securities	3.7%
Short-Term Investments and Net Other Assets (Liabilities)	0.4%

 * Foreign investments - 10.3%

Investments July 31, 2017

Showing Percentage of Net Assets

Common Stocks - 96.1%
	Shares	Value
CONSUMER DISCRETIONARY - 26.6%
Auto Components - 0.1%
Delphi Automotive PLC	35,900	$3,246,078
Automobiles - 2.7%
Tesla, Inc. (a)(b)	469,037	151,719,398
Diversified Consumer Services - 0.2%
New Oriental Education & Technology Group, Inc. sponsored ADR	144,300	11,494,938
Hotels, Restaurants & Leisure - 3.4%
Alsea S.A.B. de CV	358,600	1,395,926
Caesars Entertainment Corp. (a)(b)	312,200	3,855,670
Chipotle Mexican Grill, Inc. (a)(b)	14,100	4,847,157
Dave & Buster's Entertainment, Inc. (a)	459,400	28,533,334
Del Taco Restaurants, Inc. (a)	239,300	3,132,437
Delta Corp. Ltd.	115,839	308,188
Freshii, Inc.	30,500	246,593
Las Vegas Sands Corp.	149,800	9,229,178
Marriott International, Inc. Class A	106,600	11,106,654
McDonald's Corp.	163,700	25,396,418
Melco Crown Entertainment Ltd. sponsored ADR	210,500	4,252,100
MGM Mirage, Inc.	495,200	16,306,936
Penn National Gaming, Inc. (a)	291,000	5,866,560
Shake Shack, Inc. Class A (a)(b)	222,100	7,331,521
Starbucks Corp.	673,320	36,345,814
U.S. Foods Holding Corp. (a)	329,300	9,269,795
Vail Resorts, Inc.	10,800	2,276,208
Wendy's Co.	138,700	2,141,528
Wyndham Worldwide Corp.	78,500	8,193,045
Yum China Holdings, Inc.	209,400	7,494,426
Yum! Brands, Inc.	29,900	2,256,852
		189,786,340
Household Durables - 1.0%
Forbo Holding AG (Reg.)	390	591,685
Newell Brands, Inc.	282,035	14,868,885
SodaStream International Ltd. (a)	279,680	15,751,578
Sony Corp.	350,700	14,408,269
Sony Corp. sponsored ADR	176,900	7,265,283
		52,885,700
Internet & Direct Marketing Retail - 8.5%
Amazon.com, Inc. (a)	300,880	297,203,246
Blue Apron Holdings, Inc.:
Class A (b)	169,500	1,120,395
Class B	228,111	1,357,032
Class B	57,027	358,101
Boohoo.Com PLC (a)	972,600	3,022,050
Ctrip.com International Ltd. ADR (a)	92,886	5,548,081
Expedia, Inc.	54,377	8,508,369
JD.com, Inc. sponsored ADR (a)	1,086,400	49,072,688
Netflix, Inc. (a)	218,246	39,646,568
NutriSystem, Inc.	52,100	2,904,575
Priceline Group, Inc. (a)	28,300	57,406,550
Start Today Co. Ltd.	65,400	1,847,893
The Honest Co., Inc. (a)(c)	71,609	1,959,938
Wayfair LLC Class A (a)	6,700	511,545
		470,467,031
Leisure Products - 0.1%
Spin Master Corp. (a)	148,900	4,564,634
Media - 1.5%
Altice NV Class A (a)	658,152	16,248,555
Charter Communications, Inc. Class A (a)	81,303	31,863,459
Comcast Corp. Class A	90,900	3,676,905
Live Nation Entertainment, Inc. (a)	19,800	737,946
Naspers Ltd. Class N	38,400	8,488,494
The Madison Square Garden Co. (a)	5,600	1,230,432
The Walt Disney Co.	139,917	15,381,076
WME Entertainment Parent, LLC Class A (c)(d)	2,954,333	6,676,793
		84,303,660
Multiline Retail - 1.1%
B&M European Value Retail S.A.	352,631	1,674,941
Dollar Tree, Inc. (a)	786,800	56,712,544
Ollie's Bargain Outlet Holdings, Inc. (a)	53,000	2,369,100
Target Corp.	11,100	629,037
		61,385,622
Specialty Retail - 3.6%
Best Buy Co., Inc.	103,500	6,038,190
Five Below, Inc. (a)	132,200	6,386,582
Floor & Decor Holdings, Inc. Class A	114,800	3,974,376
Home Depot, Inc.	635,500	95,070,800
Inditex SA	105,746	4,197,525
L Brands, Inc.	163,514	7,585,414
Lowe's Companies, Inc.	71,500	5,534,100
Lumber Liquidators Holdings, Inc. (a)(b)	94,900	2,344,979
RH (a)(b)	521,418	33,959,954
Ross Stores, Inc.	135,000	7,468,200
The Children's Place Retail Stores, Inc.	71,900	7,596,235
TJX Companies, Inc.	227,400	15,988,494
		196,144,849
Textiles, Apparel & Luxury Goods - 4.4%
adidas AG	327,828	74,899,977
Akcea Therapeutics, Inc.	221,800	3,191,702
Canada Goose Holdings, Inc.	63,200	1,204,437
Coach, Inc.	179,600	8,466,344
Emerald Expositions Events, Inc.	52,600	1,204,014
G-III Apparel Group Ltd. (a)	172,680	4,494,860
Kering SA	58,300	20,394,092
lululemon athletica, Inc. (a)	517,159	31,877,681
LVMH Moet Hennessy - Louis Vuitton SA	24,266	6,095,342
NIKE, Inc. Class B	744,900	43,986,345
Prada SpA	795,800	2,822,203
PVH Corp.	135,600	16,175,724
Shenzhou International Group Holdings Ltd.	160,000	1,070,313
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	700,100	19,665,809
Tory Burch LLC (c)(d)	106,817	4,728,789
		240,277,632

TOTAL CONSUMER DISCRETIONARY		1,466,275,882

CONSUMER STAPLES - 5.6%
Beverages - 1.3%
Constellation Brands, Inc. Class A (sub. vtg.)	96,600	18,677,610
Diageo PLC	90,627	2,926,976
Molson Coors Brewing Co. Class B	185,800	16,532,484
Monster Beverage Corp. (a)	553,143	29,178,293
National Beverage Corp.	57,100	5,831,052
		73,146,415
Food & Staples Retailing - 0.8%
Costco Wholesale Corp.	249,600	39,564,096
Performance Food Group Co. (a)	204,700	5,895,360
		45,459,456
Food Products - 0.8%
Associated British Foods PLC	81,837	3,200,401
Bunge Ltd.	91,400	7,164,846
Darling International, Inc. (a)	67,800	1,103,106
Lamb Weston Holdings, Inc.	57,700	2,537,646
Mondelez International, Inc.	103,000	4,534,060
Nestle SA (Reg. S)	12,248	1,033,848
Post Holdings, Inc. (a)	23,200	1,930,240
The Hain Celestial Group, Inc. (a)	177,200	7,922,612
The Kraft Heinz Co.	75,100	6,568,246
TreeHouse Foods, Inc. (a)	90,600	7,685,598
		43,680,603
Household Products - 0.2%
Spectrum Brands Holdings, Inc.	67,900	7,838,376
Personal Products - 1.3%
Coty, Inc. Class A	949,000	19,435,520
Estee Lauder Companies, Inc. Class A	69,000	6,830,310
Herbalife Ltd. (a)(b)	295,938	19,682,836
Kose Corp.	21,400	2,383,709
Unilever NV (NY Reg.)	411,700	23,948,589
		72,280,964
Tobacco - 1.2%
British American Tobacco PLC:
(United Kingdom)	16,202	1,007,857
sponsored ADR	620,000	38,762,400
Imperial Tobacco Group PLC	55,357	2,278,786
Philip Morris International, Inc.	214,700	25,057,637
		67,106,680

TOTAL CONSUMER STAPLES		309,512,494

ENERGY - 1.7%
Energy Equipment & Services - 0.1%
Shelf Drilling Ltd. (a)	212,500	1,783,704
Smart Sand, Inc.	85,200	560,616
U.S. Silica Holdings, Inc. (b)	137,800	4,014,114
Weatherford International PLC (a)	180,400	804,584
		7,163,018
Oil, Gas & Consumable Fuels - 1.6%
Anadarko Petroleum Corp.	299,178	13,663,459
Bharat Petroleum Corp. Ltd.	156,201	1,146,683
Cimarex Energy Co.	92,830	9,192,955
Continental Resources, Inc. (a)	413,064	13,808,730
Diamondback Energy, Inc. (a)	123,000	11,793,240
EOG Resources, Inc.	114,626	10,905,518
Parsley Energy, Inc. Class A (a)	189,100	5,536,848
Petronet LNG Ltd.	172,492	548,142
Pioneer Natural Resources Co.	81,000	13,211,100
Reliance Industries Ltd.	247,753	6,235,130
RSP Permian, Inc. (a)	42,600	1,463,736
		87,505,541

TOTAL ENERGY		94,668,559

FINANCIALS - 3.4%
Banks - 1.9%
Bank of America Corp.	1,482,600	35,760,312
Citigroup, Inc.	329,389	22,546,677
HDFC Bank Ltd. sponsored ADR	104,000	10,065,120
JPMorgan Chase & Co.	351,272	32,246,770
Kotak Mahindra Bank Ltd.	149,655	2,382,285
		103,001,164
Capital Markets - 1.4%
BlackRock, Inc. Class A	31,900	13,606,307
CBOE Holdings, Inc.	100,500	9,500,265
Charles Schwab Corp.	175,400	7,524,660
Fairfax India Holdings Corp. (a)	427,900	7,252,905
Goldman Sachs Group, Inc.	106,400	23,975,112
Morgan Stanley	199,500	9,356,550
MSCI, Inc.	14,000	1,525,300
Northern Trust Corp.	41,200	3,605,412
TD Ameritrade Holding Corp.	29,200	1,335,316
		77,681,827
Diversified Financial Services - 0.1%
Berkshire Hathaway, Inc. Class B (a)	27,200	4,759,184

TOTAL FINANCIALS		185,442,175

HEALTH CARE - 11.8%
Biotechnology - 8.3%
AC Immune SA	235,150	1,723,650
ACADIA Pharmaceuticals, Inc. (a)	87,700	2,610,829
Acceleron Pharma, Inc. (a)	34,200	1,099,530
Achaogen, Inc. (a)	97,700	1,857,277
Advanced Accelerator Applications SA sponsored ADR (a)	102,700	4,928,573
Agios Pharmaceuticals, Inc. (a)	116,323	6,507,109
Aimmune Therapeutics, Inc. (a)	113,000	2,431,760
Alexion Pharmaceuticals, Inc. (a)	455,604	62,572,653
Alkermes PLC (a)	393,500	21,410,335
Alnylam Pharmaceuticals, Inc. (a)	339,100	28,057,134
Amgen, Inc.	212,898	37,152,830
Arena Pharmaceuticals, Inc. (a)	42,800	1,016,928
Ascendis Pharma A/S sponsored ADR (a)	116,100	3,274,020
BeiGene Ltd. ADR (a)	10,600	747,194
Biogen, Inc. (a)	99,800	28,901,082
BioMarin Pharmaceutical, Inc. (a)	94,000	8,246,620
bluebird bio, Inc. (a)	122,100	11,507,925
Celgene Corp. (a)	161,000	21,801,010
Cellectis SA sponsored ADR (a)	25,300	612,513
Chiasma, Inc. warrants (a)	23,784	4,303
Chimerix, Inc. (a)	31,200	155,064
Coherus BioSciences, Inc. (a)	194,600	2,539,530
CytomX Therapeutics, Inc. (a)	53,200	717,668
CytomX Therapeutics, Inc. (a)(e)	137,854	1,859,650
DBV Technologies SA sponsored ADR (a)	33,900	1,509,906
Editas Medicine, Inc. (a)(b)	164,589	2,784,846
Exact Sciences Corp. (a)	70,400	2,731,520
Exelixis, Inc. (a)	647,300	17,548,303
FibroGen, Inc. (a)	75,700	2,585,155
GenSight Biologics SA	204,014	1,183,408
Gilead Sciences, Inc.	38,100	2,899,029
Global Blood Therapeutics, Inc. (a)	169,600	4,426,560
Grifols SA ADR	30,900	647,355
Heron Therapeutics, Inc. (a)	35,600	564,260
Intellia Therapeutics, Inc. (a)	140,157	2,360,244
Intercept Pharmaceuticals, Inc. (a)	76,600	8,972,158
Ionis Pharmaceuticals, Inc. (a)	62,200	3,259,280
Ironwood Pharmaceuticals, Inc. Class A (a)	426,016	7,561,784
La Jolla Pharmaceutical Co. (a)	49,300	1,460,759
Merrimack Pharmaceuticals, Inc.	613,200	815,556
Momenta Pharmaceuticals, Inc. (a)	35,300	584,215
Neurocrine Biosciences, Inc. (a)	198,000	9,509,940
Portola Pharmaceuticals, Inc. (a)	66,100	4,078,370
Prothena Corp. PLC (a)	38,700	2,390,112
Radius Health, Inc. (a)	26,800	1,180,004
Regeneron Pharmaceuticals, Inc. (a)	155,780	76,584,564
Sage Therapeutics, Inc. (a)	98,686	7,870,209
Seattle Genetics, Inc. (a)	87,400	4,413,700
Seres Therapeutics, Inc. (a)	17,900	242,187
Spark Therapeutics, Inc. (a)	50,710	3,600,410
TESARO, Inc. (a)	24,600	3,140,436
Trevena, Inc. (a)	265,000	691,650
Ultragenyx Pharmaceutical, Inc. (a)	13,900	921,848
Vertex Pharmaceuticals, Inc. (a)	174,400	26,477,408
Xencor, Inc. (a)	70,900	1,655,515
		456,385,878
Health Care Equipment & Supplies - 1.5%
Boston Scientific Corp. (a)	1,027,700	27,357,374
Danaher Corp.	98,500	8,026,765
Insulet Corp. (a)	56,500	2,842,515
Intuitive Surgical, Inc. (a)	33,000	30,962,580
Invuity, Inc. (a)(b)	152,600	969,010
iRhythm Technologies, Inc.	133,800	5,533,968
Nevro Corp. (a)	43,150	3,713,489
Novocure Ltd. (a)	46,000	947,600
Penumbra, Inc. (a)	4,300	351,095
Stryker Corp.	4,300	632,530
		81,336,926
Health Care Providers & Services - 0.6%
Aetna, Inc.	10,900	1,681,979
Anthem, Inc.	26,000	4,841,460
Cigna Corp.	37,800	6,560,568
Humana, Inc.	21,800	5,040,160
Teladoc, Inc. (a)	64,000	2,099,200
UnitedHealth Group, Inc.	82,100	15,747,601
		35,970,968
Health Care Technology - 0.2%
athenahealth, Inc. (a)	42,000	5,809,440
Cerner Corp. (a)	19,000	1,223,030
Evolent Health, Inc. (a)(b)	85,900	2,121,730
		9,154,200
Pharmaceuticals - 1.2%
Aclaris Therapeutics, Inc. (a)	18,100	521,280
Allergan PLC	134,600	33,963,618
Castle Creek Pharmaceuticals, LLC Class A-2 unit (c)(d)(f)	9,636	3,983,715
Dermira, Inc. (a)	67,900	1,869,287
Dova Pharmaceuticals, Inc.	36,900	682,650
GW Pharmaceuticals PLC ADR (a)	37,057	4,142,231
Intersect ENT, Inc. (a)	30,600	838,440
Jazz Pharmaceuticals PLC (a)	66,400	10,199,704
Johnson & Johnson	32,200	4,273,584
The Medicines Company (a)	170,200	6,544,190
Theravance Biopharma, Inc. (a)	17,300	555,849
		67,574,548

TOTAL HEALTH CARE		650,422,520

INDUSTRIALS - 4.4%
Aerospace & Defense - 0.4%
Elbit Systems Ltd.	9,300	1,171,986
Northrop Grumman Corp.	23,000	6,051,990
Raytheon Co.	29,500	5,067,215
Space Exploration Technologies Corp. Class A (a)(c)	17,676	2,386,260
The Boeing Co.	21,300	5,164,398
		19,841,849
Air Freight & Logistics - 0.0%
XPO Logistics, Inc. (a)	36,700	2,206,037
Airlines - 1.3%
American Airlines Group, Inc.	138,900	7,006,116
Azul SA sponsored ADR (b)	66,500	1,752,940
Delta Air Lines, Inc.	392,300	19,363,928
InterGlobe Aviation Ltd.	61,558	1,238,018
JetBlue Airways Corp. (a)	185,100	4,059,243
Ryanair Holdings PLC sponsored ADR (a)	10,400	1,178,632
Southwest Airlines Co.	576,900	32,023,719
Wizz Air Holdings PLC (a)	105,370	3,618,825
		70,241,421
Building Products - 0.1%
Jeld-Wen Holding, Inc.	46,600	1,521,490
Masco Corp.	187,200	7,137,936
		8,659,426
Commercial Services & Supplies - 0.0%
HomeServe PLC	149,100	1,426,238
Construction & Engineering - 0.2%
Dycom Industries, Inc. (a)(b)	95,700	8,670,420
KBR, Inc.	144,100	2,149,972
		10,820,392
Electrical Equipment - 0.5%
AMETEK, Inc.	10,700	658,906
Eaton Corp. PLC	125,700	9,836,025
Fortive Corp.	25,650	1,660,581
Melrose Industries PLC	259,281	795,030
Nidec Corp.	5,600	617,679
Regal Beloit Corp.	119,200	9,935,320
Rockwell Automation, Inc.	18,100	2,987,043
		26,490,584
Industrial Conglomerates - 0.3%
Honeywell International, Inc.	107,300	14,605,676
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.)	61,413	2,344,134
		16,949,810
Machinery - 1.2%
Allison Transmission Holdings, Inc.	267,300	10,103,940
Aumann AG	38,200	2,539,168
Caterpillar, Inc.	341,700	38,936,715
Cummins, Inc.	3,800	638,020
Fanuc Corp.	2,900	592,919
Ingersoll-Rand PLC	17,900	1,573,052
Nordson Corp.	21,300	2,705,100
Parker Hannifin Corp.	13,400	2,224,132
Rational AG	3,600	2,263,165
WABCO Holdings, Inc. (a)	55,800	7,676,406
		69,252,617
Professional Services - 0.1%
IHS Markit Ltd. (a)	124,100	5,789,265
Road & Rail - 0.2%
CSX Corp.	164,200	8,101,628
Union Pacific Corp.	13,600	1,400,256
		9,501,884
Trading Companies & Distributors - 0.1%
HD Supply Holdings, Inc. (a)	17,800	578,322
Univar, Inc. (a)	76,000	2,359,040
Wolseley PLC	9,187	548,536
		3,485,898

TOTAL INDUSTRIALS		244,665,421

INFORMATION TECHNOLOGY - 40.7%
Communications Equipment - 0.3%
Arista Networks, Inc. (a)	29,300	4,374,197
Lumentum Holdings, Inc. (a)	129,100	8,081,660
NETGEAR, Inc. (a)	33,973	1,627,307
Viavi Solutions, Inc. (a)	101,800	1,116,746
		15,199,910
Electronic Equipment & Components - 0.3%
Amphenol Corp. Class A	8,000	612,960
Coherent, Inc. (a)	10,900	2,888,500
Corning, Inc.	17,900	521,606
Dell Technologies, Inc. (a)	48,600	3,123,522
Fabrinet (a)	193,000	8,686,930
IPG Photonics Corp. (a)	4,800	732,672
Largan Precision Co. Ltd.	11,000	2,005,991
Sunny Optical Technology Group Co. Ltd.	85,000	1,012,060
		19,584,241
Internet Software & Services - 14.1%
2U, Inc. (a)	23,300	1,205,775
Akamai Technologies, Inc. (a)	33,200	1,565,048
Alibaba Group Holding Ltd. sponsored ADR (a)	189,800	29,409,510
Alphabet, Inc. Class A (a)	434,313	410,642,943
BlackLine, Inc.	32,700	1,267,779
eBay, Inc. (a)	572,000	20,437,560
Facebook, Inc. Class A (a)	1,423,655	240,953,609
Gogo, Inc. (a)(b)	406,100	4,946,298
Mail.Ru Group Ltd. GDR (Reg. S) (a)	116,800	3,224,848
NetEase, Inc. ADR	26,900	8,373,432
New Relic, Inc. (a)	8,700	408,552
Nutanix, Inc. Class B (e)	230,044	4,887,285
Okta, Inc.	27,300	599,235
Shopify, Inc. Class A (a)	98,000	9,030,856
Stamps.com, Inc. (a)	35,900	5,316,790
Tencent Holdings Ltd.	612,100	24,431,349
Twitter, Inc. (a)	117,400	1,888,966
VeriSign, Inc. (a)	17,500	1,770,475
Yandex NV Series A (a)	187,700	5,439,546
Yelp, Inc. (a)	16,800	546,504
		776,346,360
IT Services - 3.9%
Cognizant Technology Solutions Corp. Class A	170,200	11,798,264
EOH Holdings Ltd.	48,700	398,173
MasterCard, Inc. Class A	482,100	61,612,380
PayPal Holdings, Inc. (a)	712,400	41,711,020
Square, Inc. (a)	80,000	2,108,000
Vakrangee Ltd. (a)	183,390	1,260,842
Visa, Inc. Class A	981,648	97,732,875
		216,621,554
Semiconductors & Semiconductor Equipment - 7.3%
Advanced Micro Devices, Inc. (a)	303,900	4,136,079
ams AG	73,470	5,299,687
Applied Materials, Inc.	274,400	12,158,664
ASM Pacific Technology Ltd.	205,100	2,657,362
ASML Holding NV	72,000	10,823,760
Broadcom Ltd.	460,100	113,488,266
Cavium, Inc. (a)	370,246	22,933,037
Cypress Semiconductor Corp.	418,500	5,942,700
Entegris, Inc. (a)	129,600	3,382,560
Himax Technologies, Inc. sponsored ADR (b)	170,300	1,403,272
Inphi Corp. (a)(b)	205,700	7,898,880
Integrated Device Technology, Inc. (a)	64,600	1,688,644
KLA-Tencor Corp.	50,500	4,677,815
Lam Research Corp.	106,600	16,998,436
Micron Technology, Inc. (a)	773,100	21,739,572
Monolithic Power Systems, Inc.	19,756	2,021,434
NVIDIA Corp.	863,020	140,249,380
Qualcomm, Inc.	285,700	15,196,383
Renesas Electronics Corp. (a)	373,200	3,517,210
STMicroelectronics NV (NY Shares) unit (b)	156,500	2,637,025
WONIK IPS Co. Ltd. (a)	79,803	2,330,098
		401,180,264
Software - 7.9%
Activision Blizzard, Inc.	1,682,028	103,915,690
Adobe Systems, Inc. (a)	252,220	36,947,708
Appirio, Inc. (Escrow) (c)	43,764	10,787
Autodesk, Inc. (a)	79,700	8,829,963
Electronic Arts, Inc. (a)	347,800	40,602,172
Ellie Mae, Inc. (a)	5,700	497,154
Globant SA (a)(b)	15,800	726,326
HubSpot, Inc. (a)	17,800	1,287,830
Microsoft Corp.	947,400	68,875,980
Nintendo Co. Ltd.	30,000	10,188,439
Nintendo Co. Ltd. ADR	14,800	628,408
Paycom Software, Inc. (a)	107,800	7,555,702
Red Hat, Inc. (a)	12,100	1,196,327
Salesforce.com, Inc. (a)	1,345,567	122,177,484
SAP AG sponsored ADR	10,200	1,079,670
Snap, Inc.:
Class A (a)(b)	658,236	8,998,086
Class B	320,236	4,377,626
Take-Two Interactive Software, Inc. (a)	34,300	2,726,164
Tanium, Inc. Class B (c)	151,000	749,609
Workday, Inc. Class A (a)	93,500	9,547,285
Zendesk, Inc. (a)	236,600	6,937,112
Zynga, Inc. (a)	446,700	1,612,587
		439,468,109
Technology Hardware, Storage & Peripherals - 6.9%
Apple, Inc.	2,454,434	365,047,969
NetApp, Inc.	80,300	3,486,626
Samsung Electronics Co. Ltd.	5,097	10,968,288
		379,502,883

TOTAL INFORMATION TECHNOLOGY		2,247,903,321

MATERIALS - 1.7%
Chemicals - 1.4%
CF Industries Holdings, Inc.	382,300	11,220,505
E.I. du Pont de Nemours & Co.	82,600	6,790,546
FMC Corp.	76,700	5,858,346
LyondellBasell Industries NV Class A	208,400	18,774,756
Platform Specialty Products Corp. (a)	76,900	1,077,369
Sherwin-Williams Co.	9,600	3,237,792
The Chemours Co. LLC	371,700	17,696,637
The Dow Chemical Co.	60,800	3,905,792
Tronox Ltd. Class A	281,200	5,449,656
Westlake Chemical Corp.	32,200	2,265,592
		76,276,991
Construction Materials - 0.2%
Buzzi Unicem SpA	22,600	572,533
Summit Materials, Inc.	335,700	9,547,308
		10,119,841
Containers & Packaging - 0.1%
Ball Corp.	14,400	603,360
Packaging Corp. of America	35,000	3,831,800
		4,435,160
Metals & Mining - 0.0%
Franco-Nevada Corp.	14,800	1,072,295

TOTAL MATERIALS		91,904,287

REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.1%
American Tower Corp.	4,500	613,485
Equinix, Inc.	7,400	3,335,402
		3,948,887
Real Estate Management & Development - 0.0%
Redfin Corp.	27,200	656,336

TOTAL REAL ESTATE		4,605,223

TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
T-Mobile U.S., Inc. (a)	135,700	8,367,262
UTILITIES - 0.0%
Water Utilities - 0.0%
AquaVenture Holdings Ltd.	46,900	749,931
TOTAL COMMON STOCKS
(Cost $3,348,192,412)		5,304,517,075

Preferred Stocks - 3.6%
Convertible Preferred Stocks - 3.6%
CONSUMER DISCRETIONARY - 0.3%
Hotels, Restaurants & Leisure - 0.0%
MOD Super Fast Pizza Holdings LLC Series 3 Preferred (c)(d)	22,518	2,934,546
Internet & Direct Marketing Retail - 0.3%
China Internet Plus Holdings Ltd. Series A-11 (a)(c)	1,581,852	8,953,282
The Honest Co., Inc.:
Series C (a)(c)	167,087	5,142,938
Series D (a)(c)	27,712	902,303
		14,998,523
Leisure Products - 0.0%
Peloton Interactive, Inc. Series E (c)	94,313	2,042,989
TOTAL CONSUMER DISCRETIONARY		19,976,058
CONSUMER STAPLES - 0.1%
Food Products - 0.1%
BLUE BOTTLE Coffee, Inc. Series C (a)(c)	234,006	3,098,239
Tobacco - 0.0%
PAX Labs, Inc. Series C (a)(c)	945,100	2,929,810
TOTAL CONSUMER STAPLES		6,028,049
FINANCIALS - 0.1%
Consumer Finance - 0.1%
Oportun Finance Corp. Series H (a)(c)	1,527,120	4,611,902
HEALTH CARE - 0.2%
Biotechnology - 0.1%
Axcella Health, Inc. Series C (a)(c)	248,015	2,499,991
Immunocore Ltd. Series A (a)(c)	4,035	1,396,001
		3,895,992
Health Care Providers & Services - 0.1%
Mulberry Health, Inc. Series A8 (a)(c)	813,618	5,166,474
TOTAL HEALTH CARE		9,062,466
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp. Series G (a)(c)	42,650	5,757,750
Professional Services - 0.0%
YourPeople, Inc. Series C (c)	253,888	2,117,426
TOTAL INDUSTRIALS		7,875,176
INFORMATION TECHNOLOGY - 2.8%
Internet Software & Services - 2.4%
Jet.Com, Inc. Series B1 (Escrow) (a)(c)	922,232	302,907
Reddit, Inc. Series B (c)	129,280	2,039,250
Uber Technologies, Inc.:
Series D, 8.00% (a)(c)	2,578,476	125,758,019
Series E, 8.00% (a)(c)	47,420	2,312,779
		130,412,955
IT Services - 0.2%
AppNexus, Inc. Series E (a)(c)	307,049	9,966,811
Software - 0.2%
Appirio, Inc. Series E (Escrow) (c)	306,351	77,862
Cloudflare, Inc. Series D 8.00% (a)(c)	323,080	2,219,560
Dataminr, Inc. Series D (a)(c)	115,901	1,029,201
Delphix Corp. Series D (a)(c)	242,876	1,381,964
Malwarebytes Corp. Series B (a)(c)	329,349	3,965,362
Taboola.Com Ltd. Series E (a)(c)	289,958	4,387,065
		13,061,014
TOTAL INFORMATION TECHNOLOGY		153,440,780

TOTAL CONVERTIBLE PREFERRED STOCKS		200,994,431

Nonconvertible Preferred Stocks - 0.0%
CONSUMER STAPLES - 0.0%
Tobacco - 0.0%
PAX Labs, Inc. Series A (c)	945,100	708,825
TOTAL PREFERRED STOCKS
(Cost $109,606,031)		201,703,256

Money Market Funds - 3.2%
Fidelity Cash Central Fund, 1.11% (g)	597	597
Fidelity Securities Lending Cash Central Fund 1.11% (g)(h)	177,423,861	177,441,604
TOTAL MONEY MARKET FUNDS
(Cost $177,438,152)		177,442,201
TOTAL INVESTMENT PORTFOLIO - 102.9%
(Cost $3,635,236,595)		5,683,662,532
NET OTHER ASSETS (LIABILITIES) - (2.9)%		(162,653,362)
NET ASSETS - 100%		$5,521,009,170

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $222,199,147 or 4.0% of net assets.

 (d) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,746,935 or 0.1% of net assets.

 (f) Investment represents common shares and preferred shares.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Appirio, Inc. (Escrow)	11/24/16	$11,481
Appirio, Inc. Series E (Escrow)	11/24/16	$77,863
AppNexus, Inc. Series E	8/1/14	$6,150,867
Axcella Health, Inc. Series C	1/30/15	$2,499,991
BLUE BOTTLE Coffee, Inc. Series C	5/29/15	$7,797,080
Castle Creek Pharmaceuticals LLC Class A-2	9/29/16	$3,179,880
China Internet Plus Holdings Ltd. Series A-11	1/26/15	$4,999,997
Cloudflare, Inc. Series D 8.00%	11/5/14 - 6/24/15	$2,010,032
Dataminr, Inc. Series D	3/6/15	$1,477,738
Delphix Corp. Series D	7/10/15	$2,185,884
Immunocore Ltd. Series A	7/27/15	$759,303
Jet.Com, Inc. Series B1 (Escrow)	9/19/16	$302,907
Malwarebytes Corp. Series B	12/21/15	$3,416,996
MOD Super Fast Pizza Holdings LLC Series 3 Preferred	11/3/16	$3,084,966
Mulberry Health, Inc. Series A8	1/20/16	$5,495,786
Oportun Finance Corp. Series H	2/6/15	$4,348,169
PAX Labs, Inc. Series A	5/22/15	$699,375
PAX Labs, Inc. Series C	5/22/15	$2,939,260
Peloton Interactive, Inc. Series E	3/31/17	$2,042,989
Reddit, Inc. Series B	7/26/17	$1,835,324
Space Exploration Technologies Corp. Class A	4/6/17	$1,855,980
Space Exploration Technologies Corp. Series G	1/20/15	$3,303,669
Taboola.Com Ltd. Series E	12/22/14	$3,022,928
Tanium, Inc. Class B	4/21/17	$749,609
The Honest Co., Inc.	8/21/14	$1,937,546
The Honest Co., Inc. Series C	8/21/14	$4,520,923
The Honest Co., Inc. Series D	8/3/15	$1,267,963
Tory Burch LLC	5/14/15	$7,600,030
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$40,000,027
Uber Technologies, Inc. Series E, 8.00%	12/5/14	$1,579,919
WME Entertainment Parent, LLC Class A	4/13/16 - 8/16/16	$5,974,752
YourPeople, Inc. Series C	5/1/15	$3,783,205

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$133,895
Fidelity Securities Lending Cash Central Fund	2,689,608
Total	$2,823,503

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$1,486,251,940	$1,418,005,599	$34,904,763	$33,341,578
Consumer Staples	316,249,368	304,543,813	4,968,681	6,736,874
Energy	94,668,559	92,884,855	--	1,783,704
Financials	190,054,077	185,442,175	--	4,611,902
Health Care	659,484,986	646,434,502	4,303	13,046,181
Industrials	252,540,597	241,137,706	1,141,455	10,261,436
Information Technology	2,401,344,101	2,212,523,137	34,619,788	154,201,176
Materials	91,904,287	91,904,287	--	--
Real Estate	4,605,223	4,605,223	--	--
Telecommunication Services	8,367,262	8,367,262	--	--
Utilities	749,931	749,931	--	--
Money Market Funds	177,442,201	177,442,201	--	--
Total Investments in Securities:	$5,683,662,532	$5,384,040,691	$75,638,990	$223,982,851

The following is a summary of transfers between Level 1 and Level 2 for the period ended July 31, 2017. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$0
Level 2 to Level 1	$68,846,324

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Equities - Information Technology
Beginning Balance	$166,492,124
Net Realized Gain (Loss) on Investment Securities	3,383,436
Net Unrealized Gain (Loss) on Investment Securities	4,751,300
Cost of Purchases	2,977,184
Proceeds of Sales	(23,402,868)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$154,201,176
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2017	$4,016,320
Other Investments in Securities
Beginning Balance	$61,541,109
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	(1,595,728)
Cost of Purchases	19,971,446
Proceeds of Sales	(10,135,152)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$69,781,675
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2017	$1,700,430

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	86.3%
Cayman Islands	3.4%
Singapore	2.1%
Germany	1.5%
Ireland	1.4%
Netherlands	1.4%
Others (Individually Less Than 1%)	3.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2017
Assets
Investment in securities, at value (including securities loaned of $167,806,469) — See accompanying schedule: Unaffiliated issuers (cost $3,457,798,443)	$5,506,220,331
Fidelity Central Funds (cost $177,438,152)	177,442,201
Total Investments (cost $3,635,236,595)		$5,683,662,532
Cash		484,732
Restricted cash		162,322
Foreign currency held at value (cost $571)		600
Receivable for investments sold		131,764,315
Receivable for fund shares sold		1,203,811
Dividends receivable		998,929
Distributions receivable from Fidelity Central Funds		689,860
Other receivables		38,367
Total assets		5,819,005,468
Liabilities
Payable for investments purchased	$24,960,297
Payable for fund shares redeemed	1,334,949
Notes payable to affiliates	93,910,000
Other payables and accrued expenses	347,761
Collateral on securities loaned	177,443,291
Total liabilities		297,996,298
Net Assets		$5,521,009,170
Net Assets consist of:
Paid in capital		$3,000,953,933
Undistributed net investment income		10,888,691
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		460,946,602
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,048,219,944
Net Assets		$5,521,009,170
Series Blue Chip Growth:
Net Asset Value, offering price and redemption price per share ($2,208,450,828 ÷ 156,991,979 shares)		$14.07
Class F:
Net Asset Value, offering price and redemption price per share ($3,312,558,342 ÷ 235,354,307 shares)		$14.07

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2017
Investment Income
Dividends		$46,373,371
Income from Fidelity Central Funds (including $2,689,608 from security lending)		2,823,503
Total income		49,196,874
Expenses
Management fee
Basic fee	$26,568,813
Performance adjustment	(1,177,791)
Transfer agent fees	2,965,037
Accounting and security lending fees	946,622
Custodian fees and expenses	241,183
Independent trustees' fees and expenses	23,794
Audit	106,343
Legal	21,571
Interest	37,071
Miscellaneous	48,961
Total expenses before reductions	29,781,604
Expense reductions	(184,915)	29,596,689
Net investment income (loss)		19,600,185
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $46,045)	592,933,363
Fidelity Central Funds	8,785
Foreign currency transactions	(86,566)
Futures contracts	(5,413,525)
Total net realized gain (loss)		587,442,057
Change in net unrealized appreciation (depreciation) on:
Investment securities (net of increase in deferred foreign taxes of $123,475)	616,526,258
Assets and liabilities in foreign currencies	16,482
Total change in net unrealized appreciation (depreciation)		616,542,740
Net gain (loss)		1,203,984,797
Net increase (decrease) in net assets resulting from operations		$1,223,584,982

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2017	Year ended July 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$19,600,185	$16,380,873
Net realized gain (loss)	587,442,057	72,992,136
Change in net unrealized appreciation (depreciation)	616,542,740	(256,141,950)
Net increase (decrease) in net assets resulting from operations	1,223,584,982	(166,768,941)
Distributions to shareholders from net investment income	(22,221,065)	(14,390,063)
Distributions to shareholders from net realized gain	(63,873,266)	(753,239,546)
Total distributions	(86,094,331)	(767,629,609)
Share transactions - net increase (decrease)	(1,796,179,085)	218,143,104
Total increase (decrease) in net assets	(658,688,434)	(716,255,446)
Net Assets
Beginning of period	6,179,697,604	6,895,953,050
End of period	$5,521,009,170	$6,179,697,604
Other Information
Undistributed net investment income end of period	$10,888,691	$13,539,983

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Series Blue Chip Growth Fund

Years ended July 31,	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$11.47	$13.36	$11.18	$10.00
Income from Investment Operations
Net investment income (loss)B	.03	.02	.03	.02
Net realized and unrealized gain (loss)	2.74	(.42)	2.27	1.17
Total from investment operations	2.77	(.40)	2.30	1.19
Distributions from net investment income	(.03)	(.02)	(.02)	(.01)
Distributions from net realized gain	(.14)	(1.48)	(.10)	–
Total distributions	(.17)	(1.49)C	(.12)	(.01)
Net asset value, end of period	$14.07	$11.47	$13.36	$11.18
Total ReturnD,E	24.50%	(2.63)%	20.74%	11.90%
Ratios to Average Net AssetsF,G
Expenses before reductions	.59%	.73%	.79%	.74%H
Expenses net of fee waivers, if any	.59%	.73%	.78%	.74%H
Expenses net of all reductions	.59%	.73%	.78%	.74%H
Net investment income (loss)	.26%	.17%	.20%	.26%H
Supplemental Data
Net assets, end of period (000 omitted)	$2,208,451	$2,417,952	$2,831,293	$3,288,708
Portfolio turnover rateI	47%	55%	57%	67%H,J

 A For the period November 7, 2013 (commencement of operations) to July 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.49 per share is comprised of distributions from net investment income of $.015 and distributions from net realized gain of $1.477 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Series Blue Chip Growth Fund Class F

Years ended July 31,	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$11.48	$13.38	$11.19	$10.00
Income from Investment Operations
Net investment income (loss)B	.05	.04	.05	.03
Net realized and unrealized gain (loss)	2.73	(.43)	2.28	1.17
Total from investment operations	2.78	(.39)	2.33	1.20
Distributions from net investment income	(.05)	(.04)	(.04)	(.01)
Distributions from net realized gain	(.14)	(1.48)	(.10)	–
Total distributions	(.19)	(1.51)C	(.14)	(.01)
Net asset value, end of period	$14.07	$11.48	$13.38	$11.19
Total ReturnD,E	24.59%	(2.52)%	21.00%	12.03%
Ratios to Average Net AssetsF,G
Expenses before reductions	.46%	.57%	.62%	.57%H
Expenses net of fee waivers, if any	.46%	.57%	.62%	.57%H
Expenses net of all reductions	.46%	.56%	.62%	.57%H
Net investment income (loss)	.39%	.33%	.37%	.43%H
Supplemental Data
Net assets, end of period (000 omitted)	$3,312,558	$3,761,745	$4,064,661	$4,603,361
Portfolio turnover rateI	47%	55%	57%	67%H,J

 A For the period November 7, 2013 (commencement of operations) to July 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.51 per share is comprised of distributions from net investment income of $.037 and distributions from net realized gain of $1.477 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2017

1. Organization.

Fidelity Series Blue Chip Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Series Blue Chip Growth and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

Effective August 28, 2017, the Fund no longer offered Class F, and all outstanding shares of Class F were exchanged for shares of Series Blue Chip Growth.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$222,199,147	Recovery value	Recovery value	0.2% - 0.3% / 0.3%	Increase
		Market comparable	Enterprise value/Gross profit multiple (EV/GP)	15.2	Increase
			Transaction price	$10.08 - $330.00 / $196.61	Increase
			Enterprise value/Sales multiple (EV/S)	0.7 - 8.4 / 4.2	Increase
			Discount rate	2.3% - 75.0% / 28.5%	Decrease
			Price/Earnings multiple (P/E)	13.4	Increase
			Liquidity preference	$6.75 - $45.76 / $23.61	Increase
			Premium rate	1.0% - 80.6% / 51.3%	Increase
			Discount for lack of marketability (DLOM)	10.0% - 25.0% / 14.9%	Decrease
			Proxy premium	25.3%	Increase
		Market approach	Transaction price	$0.75 - $135.00 / $49.07	Increase

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2017, including information on transfers between Levels 1 and 2, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investments (PFIC), partnerships, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$2,110,837,969
Gross unrealized depreciation	(82,037,635)
Net unrealized appreciation (depreciation) on securities	$2,028,800,334
Tax Cost	$3,654,862,198

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$14,393,062
Undistributed long-term capital gain	$477,069,079
Net unrealized appreciation (depreciation) on securities and other investments	$2,028,805,965

The tax character of distributions paid was as follows:

	July 31, 2017	July 31, 2016
Ordinary Income	$22,221,065	$50,723,978
Long-term Capital Gains	63,873,266	716,905,631
Total	$86,094,331	$767,629,609

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $18,486,165 in these Subsidiaries representing .33% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and each Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiaries is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period the Fund recognized net realized gain (loss) of $(5,413,525) related to its investment in futures contracts. This amount is included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,676,270,561 and $4,528,668,510, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Effective June 1, 2017, under the management contract approved by the Board and shareholders, Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. In addition, the investment adviser pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Prior to June 1, 2017, the investment adviser and its affiliates provided the Fund with investment management related services for which the Fund paid a monthly management fee. The management fee was the sum of an individual fund fee rate that was based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate was based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreased as assets under management increased and increased as assets under management decreased. In addition, the management fee was subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee was based on the relative investment performance of Series Blue Chip Growth as compared to its benchmark index, the Russell 1000 Growth Index, over the same 36 month performance period. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. Effective June 1, 2017, fees for these services are no longer charged to the classes. Prior to June 1, 2017, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of Series Blue Chip Growth. FIIOC received no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Series Blue Chip Growth	$2,965,037.13

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. Effective June 1, 2017, these fees are paid by the investment adviser or an affiliate.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $76,414 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable to affiliates" in the Fund's Statement of Assets and Liabilities. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$58,033,095	1.10%	$37,071

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $19,040 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $136,399 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $913.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $47,603.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2017	Year ended July 31, 2016
From net investment income
Series Blue Chip Growth	$6,353,988	$3,058,399
Class F	15,867,077	11,331,664
Total	$22,221,065	$14,390,063
From net realized gain
Series Blue Chip Growth	$24,770,768	$304,663,602
Class F	39,102,498	448,575,944
Total	$63,873,266	$753,239,546

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2017	Year ended July 31, 2016	Year ended July 31, 2017	Year ended July 31, 2016
Series Blue Chip Growth
Shares sold	16,702,875	22,878,098	$213,421,848	$250,290,391
Reinvestment of distributions	2,696,789	27,279,668	31,124,756	307,722,000
Shares redeemed	(73,247,198)	(51,211,311)	(899,683,273)	(587,966,404)
Net increase (decrease)	(53,847,534)	(1,053,545)	$(655,136,669)	$(29,954,013)
Class F
Shares sold	31,746,375	60,433,236	$392,182,056	$665,079,863
Reinvestment of distributions	4,765,212	40,774,349	54,969,575	459,907,607
Shares redeemed	(128,891,023)	(77,352,051)	(1,588,194,047)	(876,890,353)
Net increase (decrease)	(92,379,436)	23,855,534	$(1,141,042,416)	$248,097,117

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment advisor or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Series Blue Chip Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Series Blue Chip Growth Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from November 7, 2013 (commencement of operations) to July 31, 2014. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Series Blue Chip Growth Fund as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from November 7, 2013 (commencement of operations) to July 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 19, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 142 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Fidelity Series Blue Chip Growth Fund, or 1-800-835-5092 for Class F.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2017 to July 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2017	Ending Account Value July 31, 2017	Expenses Paid During Period-B February 1, 2017 to July 31, 2017
Series Blue Chip Growth	.49%
Actual		$1,000.00	$1,178.40	$2.65**
Hypothetical-C		$1,000.00	$1,022.36	$2.46**
Class F	.39%
Actual		$1,000.00	$1,178.40	$2.11**
Hypothetical-C		$1,000.00	$1,022.86	$1.96**

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

** If fees and changes to the class level expense contract and/or expense cap, effective June 1, 2017, had been in effect during the entire period, the annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in table below:

	Annualized Expense Ratio-(a)	Expenses Paid
Series Blue Chip Growth	.00%
Actual		$.00
Hypothetical-(b)		$.00
Class F	.00%
Actual		$.00
Hypothetical-(b)		$.00

 (a) Annualized expense ratio reflects expenses net of applicable fee waivers.

 (b) 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Blue Chip Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Series Blue Chip Growth Fund
Series Blue Chip Growth	09/18/17	09/15/17	$0.028	$1.224

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2017, $540,942,345, or, if subsequently determined to be different, the net capital gain of such year.

Series Blue Chip Growth and Class F designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Series Blue Chip Growth and Class F designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Blue Chip Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered that the Advisory Contracts currently in place had become effective on June 1, 2017 in connection with shareholders of certain other Fidelity funds that invest in the fund (referred to herein as Freedom Funds) voting to approve new management contracts for the Freedom Funds. The Board noted the Advisory Contracts implemented a new fee structure pursuant to which the fund does not pay a management fee to FMR. The Board also approved certain amendments to the sub-advisory agreements for the fund to ensure consistency in the sub-advisory fees paid under the new fee structure compared to the sub-advisory fees paid under the prior fee structure. The Board noted that the amendments will not result in any changes to the nature, extent, and quality of services provided to the fund.

In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies managed by Fidelity and ultimately to enhance the performance of those investment companies.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that the fund does not pay FMR a management fee for investment advisory services. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, brokerage expenses, and extraordinary expenses (such as litigation expenses).

The Board further considered that, effective June 1, 2017, FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 0.014% through September 30, 2020.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund, with limited exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund, with limited exceptions, economies of scale cannot be realized by the fund.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity® OTC Portfolio Annual Report July 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2017	Past 1 year	Past 5 years	Past 10 years
Fidelity® OTC Portfolio	27.97%	21.24%	12.34%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® OTC Portfolio, a class of the fund, on July 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the Nasdaq Composite Index® performed over the same period.

Period Ending Values
$32,004	Fidelity® OTC Portfolio
$27,813	Nasdaq Composite Index®

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.04% for the year ending July 31, 2017, rising sharply following the November election and continuing to rally through the end of February on optimism for President Trump’s pro-business agenda. Equity markets leveled off, however, as the fledgling administration faced the first test of its domestic agenda. Stocks reacted with uncertainty to efforts by Congress in March to repeal and replace the Affordable Care Act, and then reverted upward through July 31. Growth stocks surged ahead of value, while small-caps’ advantage over large-caps narrowed. Sector-wise, financials (+36%) fared best, riding an uptick in bond yields and a surge in banks, particularly post-election. Information technology gained 29%, as a handful of major index constituents posted stellar returns. Industrials (+18%) was boosted by a call for increased infrastructure spending. Consumer discretionary (+14%) slightly lagged the broader market because brick-and-mortar retailers continued to suffer from increased online competition. Energy (0%) was hurt by low oil prices. Utilities (+6%), consumer staples (+4%), telecommunication services (-7%) and real estate (-2%) all struggled amid an improved backdrop for riskier assets that curbed demand for dividend-rich sectors, as well as the likelihood of further interest rate hikes later in 2017.

Comments from Portfolio Manager Sonu Kalra:  For the year, the fund’s share classes returned about 28%, well ahead of the 24.41% return of the Nasdaq Composite® Index. Versus the benchmark, security selection accounted for all of the fund's outperformance, most notably in technology and consumer discretionary, whereas sector allocations modestly detracted. Stock picks and an overweighting in health care – particularly in the pharmaceuticals, biotechnology & life sciences group – detracted most from relative results. Selections in industrials also hurt. The fund's top individual contributor on a relative basis was a substantial overweighting in electric-vehicle maker Tesla (+38%). Computer-processor maker Nvidia, which nearly tripled in value during the period, also helped. Video-game developers Activision Blizzard and France-based Ubisoft Entertainment, which is not part of the benchmark, also figured prominently among contributors. Conversely, overweightings in several pharma and biotech names, including Endo International and Novavax, declined sharply, detracting from relative results. Drug makers continued to face headwinds amid concern over drug prices, certain clinical-trial outcomes and other stock-specific factors. Elsewhere, overweightings in online-deal purveyor Groupon (-22%) also detracted from the fund's relative performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  Effective September 18, 2017, Sonu Kalra has been appointed lead portfolio manager and Chris Lin appointed co-manager of Fidelity OTC Portfolio, succeeding Gavin Baker.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	8.0	9.3
Alphabet, Inc. Class A	6.2	4.3
Amazon.com, Inc.	5.2	5.5
Activision Blizzard, Inc.	5.2	4.2
Ubisoft Entertainment SA	4.3	2.5
Tesla, Inc.	4.3	7.8
Facebook, Inc. Class A	3.7	2.5
Amgen, Inc.	3.5	0.0
NVIDIA Corp.	2.9	3.2
Alphabet, Inc. Class C	2.7	2.9
	46.0

Top Five Market Sectors as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	52.7	46.3
Consumer Discretionary	20.2	25.3
Health Care	14.2	16.4
Financials	4.4	6.1
Consumer Staples	4.4	2.2

Asset Allocation (% of fund's net assets)

As of July 31, 2017 *
Stocks	97.1%
Convertible Securities	2.8%
Short-Term Investments and Net Other Assets (Liabilities)	0.1%

 * Foreign investments - 9.5%

As of January 31, 2017 *
Stocks	96.9%
Convertible Securities	3.1%

 * Foreign investments - 11.4%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments July 31, 2017

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 19.9%
Automobiles - 4.3%
Tesla, Inc. (a)(b)	2,095,101	$677,702
Hotels, Restaurants & Leisure - 2.7%
Chipotle Mexican Grill, Inc. (a)(b)	227,200	78,105
Churchill Downs, Inc.	366,900	68,629
Marriott International, Inc. Class A	1,481,200	154,326
Starbucks Corp.	916,100	49,451
U.S. Foods Holding Corp. (a)	1,139,900	32,088
Vail Resorts, Inc.	13,100	2,761
Wingstop, Inc. (b)(c)	1,653,300	49,616
		434,976
Household Durables - 0.0%
Sony Corp. sponsored ADR	37,900	1,557
Internet & Direct Marketing Retail - 7.9%
Amazon.com, Inc. (a)	835,708	825,496
Blue Apron Holdings, Inc.:
Class A(b)	1,024,903	6,775
Class B	3,603,786	21,439
Class B	900,945	5,657
Groupon, Inc. (a)(b)(c)	55,741,853	209,589
Netflix, Inc. (a)	253,100	45,978
Wayfair LLC Class A (a)(b)	1,722,068	131,480
		1,246,414
Leisure Products - 0.3%
Mattel, Inc.	2,040,000	40,841
Media - 0.8%
DISH Network Corp. Class A (a)	18,000	1,153
Liberty Global PLC LiLAC Class A (a)	70,399	1,811
Liberty Media Corp.:
Liberty Formula One Group Series C (a)	422,200	14,849
Liberty Media Class A (a)(b)	2,435,965	82,214
The Walt Disney Co.	120,500	13,247
Turn, Inc. (Escrow) (d)	1,199,041	863
Twenty-First Century Fox, Inc. Class A	464,300	13,511
		127,648
Multiline Retail - 2.0%
Dollar Tree, Inc. (a)	4,420,000	318,594
Specialty Retail - 0.9%
Foot Locker, Inc.	1,119,200	52,815
L Brands, Inc.	564,700	26,196
Monro Muffler Brake, Inc.	35,900	1,673
Ross Stores, Inc.	910,200	50,352
The Children's Place Retail Stores, Inc.	14,400	1,521
Tractor Supply Co.	91,500	5,135
		137,692
Textiles, Apparel & Luxury Goods - 1.0%
adidas AG sponsored ADR	573,700	65,706
lululemon athletica, Inc. (a)	1,043,546	64,324
NIKE, Inc. Class B	406,100	23,980
		154,010

TOTAL CONSUMER DISCRETIONARY		3,139,434

CONSUMER STAPLES - 4.4%
Beverages - 0.3%
Monster Beverage Corp. (a)	975,800	51,473
Food & Staples Retailing - 1.4%
Costco Wholesale Corp.	1,202,783	190,653
Performance Food Group Co. (a)	1,146,600	33,022
Walgreens Boots Alliance, Inc.	286	23
		223,698
Food Products - 2.6%
Mondelez International, Inc.	3,521,252	155,006
Nestle SA sponsored ADR	262,500	22,126
The Kraft Heinz Co.	2,629,900	230,011
		407,143
Personal Products - 0.1%
Coty, Inc. Class A	443,000	9,073

TOTAL CONSUMER STAPLES		691,387

ENERGY - 1.2%
Oil, Gas & Consumable Fuels - 1.2%
Anadarko Petroleum Corp.	55,100	2,516
Centennial Resource Development, Inc. Class A (b)	2,117,900	35,538
Diamondback Energy, Inc. (a)	1,418,100	135,967
Extraction Oil & Gas, Inc.	849,346	10,345
		184,366
FINANCIALS - 4.4%
Banks - 2.1%
Bank of America Corp.	473,200	11,414
Bank of the Ozarks, Inc.	79,100	3,413
Canadian Imperial Bank of Commerce	8,544	742
Commerce Bancshares, Inc.	687,168	39,883
CVB Financial Corp.	165,700	3,569
Fifth Third Bancorp	151,000	4,032
Glacier Bancorp, Inc.	59,100	2,064
Huntington Bancshares, Inc.	6,874,200	91,083
Investors Bancorp, Inc.	3,676,900	48,829
PacWest Bancorp	1,048,900	50,368
Signature Bank (a)	36,900	5,114
Stock Yards Bancorp, Inc.	145,100	5,202
SVB Financial Group (a)	11,800	2,106
UMB Financial Corp.	350,700	24,430
Wells Fargo & Co.	712,800	38,448
		330,697
Capital Markets - 1.6%
Carlyle Group LP	630,500	12,925
Northern Trust Corp.	845,600	73,998
TD Ameritrade Holding Corp.	3,499,100	160,014
		246,937
Consumer Finance - 0.7%
Capital One Financial Corp.	1,383,700	119,247
Thrifts & Mortgage Finance - 0.0%
Beneficial Bancorp, Inc.	170,400	2,658

TOTAL FINANCIALS		699,539

HEALTH CARE - 13.8%
Biotechnology - 11.2%
Acceleron Pharma, Inc. (a)	54,400	1,749
Achaogen, Inc. (a)(b)	138,400	2,631
Advanced Accelerator Applications SA sponsored ADR (a)	1,006,900	48,321
Agios Pharmaceuticals, Inc. (a)(b)	61,035	3,414
Alexion Pharmaceuticals, Inc. (a)	1,473,989	202,438
Alkermes PLC (a)	1,209,536	65,811
Alnylam Pharmaceuticals, Inc. (a)	130,000	10,756
Amgen, Inc.	3,124,200	545,204
Axovant Sciences Ltd. (a)	155,900	3,573
Biogen, Inc. (a)	3,386	981
BioMarin Pharmaceutical, Inc. (a)	281,456	24,692
Bioverativ, Inc.	1,693	105
bluebird bio, Inc. (a)	329,426	31,048
Blueprint Medicines Corp. (a)	110,200	5,767
Cellectis SA sponsored ADR (a)	349,400	8,459
Chiasma, Inc. (a)(b)	1,006,100	1,383
Chimerix, Inc. (a)	52,900	263
Coherus BioSciences, Inc. (a)(b)	1,196,016	15,608
CytomX Therapeutics, Inc. (a)	487,000	6,570
CytomX Therapeutics, Inc. (a)(e)	244,269	3,295
Dicerna Pharmaceuticals, Inc. (a)	332,807	1,251
Editas Medicine, Inc. (a)(b)	365,144	6,178
Galapagos Genomics NV sponsored ADR (a)	145,200	11,522
Genocea Biosciences, Inc. (a)(b)	795,570	4,527
GenSight Biologics SA	296,070	1,717
Gilead Sciences, Inc.	10,298	784
Heron Therapeutics, Inc. (a)(b)	1,175,241	18,628
Intercept Pharmaceuticals, Inc. (a)	335,319	39,276
Ionis Pharmaceuticals, Inc. (a)	418,702	21,940
Iovance Biotherapeutics, Inc. (a)	509,504	2,981
Ironwood Pharmaceuticals, Inc. Class A (a)	1,960,442	34,798
Jounce Therapeutics, Inc.	668,863	8,635
Macrogenics, Inc. (a)	271,600	4,487
Neurocrine Biosciences, Inc. (a)	814,700	39,130
Ovid Therapeutics, Inc.	179,700	1,472
Ovid Therapeutics, Inc.	146,236	1,078
Portola Pharmaceuticals, Inc. (a)	28,836	1,779
Regeneron Pharmaceuticals, Inc. (a)	573,800	282,092
Sage Therapeutics, Inc. (a)	152,975	12,200
Seattle Genetics, Inc. (a)	3,852	195
Sierra Oncology, Inc. (a)(b)	161,100	245
Spark Therapeutics, Inc. (a)	339,290	24,090
TESARO, Inc. (a)(b)	1,928,000	246,128
Trevena, Inc. (a)	597,221	1,559
Ultragenyx Pharmaceutical, Inc. (a)	68,396	4,536
uniQure B.V. (a)	183,300	1,470
Vertex Pharmaceuticals, Inc. (a)	971	147
Xencor, Inc. (a)	615,787	14,379
		1,769,292
Health Care Equipment & Supplies - 0.2%
DexCom, Inc. (a)	429,100	28,582
Insulet Corp. (a)	118,800	5,977
Intuitive Surgical, Inc. (a)	4,952	4,646
		39,205
Health Care Providers & Services - 0.0%
Acadia Healthcare Co., Inc. (a)(b)	57,100	3,022
R1 RCM, Inc. (a)(b)	1,077,902	3,654
		6,676
Health Care Technology - 2.1%
athenahealth, Inc. (a)(b)(c)	2,358,283	326,198
Castlight Health, Inc. Class B (a)(b)	53,200	229
		326,427
Pharmaceuticals - 0.3%
Castle Creek Pharmaceuticals, LLC Class A-2 unit (d)(f)(g)	30,303	12,528
Dova Pharmaceuticals, Inc. (b)	473,000	8,751
Flex Pharma, Inc. (a)(b)	209,934	892
GW Pharmaceuticals PLC ADR (a)	20,027	2,239
Innoviva, Inc. (a)	65	1
Intra-Cellular Therapies, Inc. (a)(b)	128,136	1,483
Jazz Pharmaceuticals PLC (a)	20,200	3,103
The Medicines Company (a)(b)	238,700	9,178
Theravance Biopharma, Inc. (a)(b)	181,600	5,835
		44,010

TOTAL HEALTH CARE		2,185,610

INDUSTRIALS - 1.6%
Aerospace & Defense - 0.2%
Rolls-Royce Holdings PLC sponsored ADR	828,600	9,711
Space Exploration Technologies Corp. Class A (a)(d)	151,477	20,449
		30,160
Airlines - 1.1%
American Airlines Group, Inc.	3,313,882	167,152
Wheels Up Partners Holdings LLC Series B (a)(d)(f)	1,760,377	5,492
		172,644
Road & Rail - 0.1%
CSX Corp.	128,500	6,340
J.B. Hunt Transport Services, Inc.	75,391	6,839
		13,179
Trading Companies & Distributors - 0.2%
HD Supply Holdings, Inc. (a)	950,900	30,895

TOTAL INDUSTRIALS		246,878

INFORMATION TECHNOLOGY - 50.9%
Communications Equipment - 0.0%
Cisco Systems, Inc.	41,900	1,318
Internet Software & Services - 17.9%
2U, Inc. (a)	158,441	8,199
Akamai Technologies, Inc. (a)	1,196,200	56,389
Alphabet, Inc.:
Class A (a)	1,041,627	984,858
Class C (a)	458,969	427,071
Cloudera, Inc.	126,709	2,076
Coupa Software, Inc.	15,500	476
Criteo SA sponsored ADR (a)(b)(c)	5,257,871	266,048
Delivery Hero AG	48,400	1,587
Dropbox, Inc. Class B (a)(d)	331,524	4,446
Facebook, Inc. Class A (a)	3,415,594	578,089
MuleSoft, Inc. Class A (b)	21,300	463
New Relic, Inc. (a)	1,221,183	57,347
Nutanix, Inc.:
Class A (a)(b)	5,523,000	117,336
Class B (e)	311,503	6,618
Okta, Inc.	37,100	814
Shopify, Inc. Class A (a)	615,826	56,749
Shutterstock, Inc. (a)(b)	1,026,067	43,238
The Trade Desk, Inc. (b)	1,212,500	64,638
Twilio, Inc. Class A (a)(b)	4,932,617	143,884
Twitter, Inc. (a)	52,200	840
Wix.com Ltd. (a)	91,305	5,634
		2,826,800
IT Services - 1.5%
AppNexus, Inc. warrants (a)(d)	1	0
PayPal Holdings, Inc. (a)	3,140,300	183,865
Square, Inc. (a)	1,894,799	49,928
		233,793
Semiconductors & Semiconductor Equipment - 6.5%
Advanced Micro Devices, Inc. (a)	343,600	4,676
Analog Devices, Inc.	1,599,300	126,361
ASML Holding NV	10,900	1,639
Broadcom Ltd.	95,926	23,661
Cavium, Inc. (a)	105,600	6,541
Cirrus Logic, Inc. (a)	105,930	6,508
Marvell Technology Group Ltd.	2,682,400	41,738
Micron Technology, Inc. (a)	19,144	538
NVIDIA Corp.	2,767,291	449,712
NXP Semiconductors NV (a)	241,000	26,590
Qorvo, Inc. (a)	1,063,700	72,927
Qualcomm, Inc.	4,800,856	255,358
Xilinx, Inc.	19,500	1,234
		1,017,483
Software - 17.0%
Activision Blizzard, Inc.	13,337,989	824,021
Atlassian Corp. PLC (a)	1,348,885	48,317
Autodesk, Inc. (a)	3,278,700	363,247
HubSpot, Inc. (a)	749,180	54,203
LINE Corp. ADR (b)	26,306	967
Microsoft Corp.	4,481,649	325,816
Paycom Software, Inc. (a)(b)	470,732	32,994
Paylocity Holding Corp. (a)	365,791	16,633
Salesforce.com, Inc. (a)	1,879,248	170,636
Snap, Inc.:
Class A (a)(b)	762,029	10,417
Class B	510,029	6,972
Tanium, Inc. Class B (d)	392,200	1,947
Ubisoft Entertainment SA (a)(c)	10,717,279	677,873
Ultimate Software Group, Inc. (a)	32,500	7,336
Workday, Inc. Class A (a)	251,900	25,722
Xero Ltd. (a)	121,283	2,403
Zendesk, Inc. (a)	3,977,584	116,623
		2,686,127
Technology Hardware, Storage & Peripherals - 8.0%
Apple, Inc.	8,529,620	1,268,607
Western Digital Corp.	7,493	638
		1,269,245

TOTAL INFORMATION TECHNOLOGY		8,034,766

MATERIALS - 0.6%
Chemicals - 0.6%
LyondellBasell Industries NV Class A	1,079,200	97,225
REAL ESTATE - 0.3%
Real Estate Management & Development - 0.3%
Redfin Corp.	28,900	697
Redfin Corp.	2,021,611	43,903
WeWork Companies, Inc. Class A (a)(d)	29,911	1,550
		46,150
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
T-Mobile U.S., Inc. (a)	101,200	6,240
TOTAL COMMON STOCKS
(Cost $10,199,139)		15,331,595

Convertible Preferred Stocks - 2.7%
CONSUMER DISCRETIONARY - 0.3%
Diversified Consumer Services - 0.0%
Handy Technologies, Inc. Series C (a)(d)	415,643	1,326
Household Durables - 0.3%
Roku, Inc.:
Series F, 8.00% (a)(d)	16,562,507	32,463
Series G, 8.00% (a)(d)	3,185,945	6,244
Series H (a)(d)	1,931,947	3,787
		42,494
Internet & Direct Marketing Retail - 0.0%
One Kings Lane, Inc. Series E (a)(d)	648,635	292
The Honest Co., Inc. Series D (a)(d)	75,268	2,451
		2,743

TOTAL CONSUMER DISCRETIONARY		46,563

FINANCIALS - 0.0%
Insurance - 0.0%
Clover Health Series D (d)	620,983	5,823
HEALTH CARE - 0.4%
Biotechnology - 0.2%
23andMe, Inc. Series E (a)(d)	1,817,170	22,715
Moderna Therapeutics, Inc.:
Series B 0.00 (d)	1,193,491	8,605
Series C 0.00 (d)	453,177	3,267
		34,587
Health Care Providers & Services - 0.2%
Mulberry Health, Inc. Series A8 (a)(d)	4,342,250	27,573
Pharmaceuticals - 0.0%
OptiNose U.S., Inc. Series D 0.00 (d)	132,335	5,293

TOTAL HEALTH CARE		67,453

INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp. Series G (a)(d)	62,037	8,375
Professional Services - 0.0%
YourPeople, Inc. Series C (d)	335,546	2,798

TOTAL INDUSTRIALS		11,173

INFORMATION TECHNOLOGY - 1.7%
Internet Software & Services - 1.0%
CarGurus, Inc. Series E (d)	180,626	11,869
Jet.Com, Inc. Series B1 (Escrow) (a)(d)	4,896,249	1,608
Pinterest, Inc. Series G, 8.00% (a)(d)	139,290	1,000
Reddit, Inc.:
Series B (d)	1,337,584	21,099
Series C (d)	300,673	4,743
Starry, Inc. Series B (d)	1,811,120	980
Uber Technologies, Inc.:
Series D, 8.00% (a)(d)	2,256,164	110,038
Series E, 8.00% (a)(d)	150,072	7,319
		158,656
IT Services - 0.3%
AppNexus, Inc.:
Series E (a)(d)	1,416,796	45,989
Series F (d)	90,913	2,951
		48,940
Software - 0.4%
Bracket Computing, Inc. Series C (a)(d)	1,877,241	3,304
Cloudflare, Inc. Series D 8.00% (a)(d)	395,787	2,719
Dataminr, Inc. Series D (a)(d)	2,219,446	19,709
Delphix Corp. Series D (a)(d)	427,177	2,431
Jello Labs, Inc. Series C (d)	302,678	4,899
Taboola.Com Ltd. Series E (a)(d)	1,918,392	29,025
		62,087

TOTAL INFORMATION TECHNOLOGY		269,683

REAL ESTATE - 0.1%
Real Estate Management & Development - 0.1%
WeWork Companies, Inc.:
Series E (a)(d)	269,198	13,947
Series F (a)(d)	14,513	752
		14,699
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Altiostar Networks, Inc. Series A1 (d)	2,113,909	9,217
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $308,331)		424,611
	Principal Amount (000s)	Value (000s)

Convertible Bonds - 0.1%
INFORMATION TECHNOLOGY - 0.1%
Software - 0.1%
Dataminr, Inc. 1.22% 1/28/19(d)
(Cost $14,228)	14,228	14,228
	Shares	Value (000s)

Money Market Funds - 7.4%
Fidelity Cash Central Fund, 1.11% (h)	10,282,542	10,285
Fidelity Securities Lending Cash Central Fund 1.11% (h)(i)	1,164,821,691	1,164,938
TOTAL MONEY MARKET FUNDS
(Cost $1,175,197)		1,175,223
TOTAL INVESTMENT PORTFOLIO - 107.3%
(Cost $11,696,895)		16,945,657
NET OTHER ASSETS (LIABILITIES) - (7.3)%		(1,147,850)
NET ASSETS - 100%		$15,797,807

Values shown as $0 may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated company

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $486,114,000 or 3.1% of net assets.

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $9,913,000 or 0.1% of net assets.

 (f) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (g) Investment represents common shares and preferred shares.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
23andMe, Inc. Series E	6/18/15	$19,675
Altiostar Networks, Inc. Series A1	1/10/17	$9,724
AppNexus, Inc. Series E	8/1/14 - 9/17/14	$28,382
AppNexus, Inc. Series F	8/23/16	$2,364
AppNexus, Inc. warrants	8/23/16	$0
Bracket Computing, Inc. Series C	9/9/15	$14,766
CarGurus, Inc. Series E	8/23/16	$9,788
Castle Creek Pharmaceuticals, LLC Class A-2 unit	9/29/16	$10,000
Cloudflare, Inc. Series D 8.00%	11/5/14	$2,424
Clover Health Series D	6/7/17	$5,823
Dataminr, Inc. Series D	2/18/15 - 3/6/15	$28,298
Dataminr, Inc. 1.22% 1/28/19	7/28/17	$14,228
Delphix Corp. Series D	7/10/15	$3,845
Dropbox, Inc. Class B	5/2/12	$3,000
Handy Technologies, Inc. Series C	10/14/15	$2,436
Jello Labs, Inc. Series C	12/22/16	$4,899
Jet.Com, Inc. Series B1 (Escrow)	9/19/16	$1,608
Moderna Therapeutics, Inc. Series B	4/13/17	$6,922
Moderna Therapeutics, Inc. Series C	4/13/17	$2,633
Mulberry Health, Inc. Series A8	1/20/16	$29,331
One Kings Lane, Inc. Series E	1/29/14	$429
OptiNose U.S., Inc. Series D	3/24/17	$4,347
Pinterest, Inc. Series G, 8.00%	2/27/15	$1,000
Reddit, Inc. Series B	7/26/17	$18,989
Reddit, Inc. Series C	7/24/17	$4,743
Roku, Inc. Series F, 8.00%	5/7/13	$15,000
Roku, Inc. Series G, 8.00%	10/1/14	$4,140
Roku, Inc. Series H	11/9/15	$2,954
Space Exploration Technologies Corp. Class A	10/16/15 - 4/6/17	$14,135
Space Exploration Technologies Corp. Series G	1/20/15	$4,805
Starry, Inc. Series B	12/1/16	$980
Taboola.Com Ltd. Series E	12/22/14	$20,000
Tanium, Inc. Class B	4/21/17	$1,947
The Honest Co., Inc. Series D	8/3/15	$3,444
Turn, Inc. (Escrow)	4/11/17	$863
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$35,000
Uber Technologies, Inc. Series E, 8.00%	12/5/14	$5,000
WeWork Companies, Inc. Class A	6/23/15	$984
WeWork Companies, Inc. Series E	6/23/15	$8,854
WeWork Companies, Inc. Series F	12/1/16	$728
Wheels Up Partners Holdings LLC Series B	9/18/15	$5,000
YourPeople, Inc. Series C	5/1/15	$5,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$384
Fidelity Securities Lending Cash Central Fund	10,379
Total	$10,763

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
athenahealth, Inc.	$307,972	$2,468	$--	$--	$326,198
Bellicum Pharmaceuticals, Inc.	37,030	4,449	36,216	--	--
Criteo SA sponsored ADR	239,973	--	--	--	266,048
Endo International PLC	311,079	81,323	281,450	--	--
Groupon, Inc.	300,812	--	17,547	--	209,589
R1 RCM, Inc. (formerly Accretive Health, Inc.)	13,855	--	15,499	--	--
Shutterstock, Inc.	--	89,982	38,426	--	--
SolarCity Corp.	231,923	7,016	--	--	--
SolarEdge Technologies, Inc.	43,622	--	41,137	--	--
Trevena, Inc.	20,857	--	9,481	--	--
Ubisoft Entertainment SA	417,931	35,590	4,803	--	677,873
Wingstop, Inc.	--	72,169	13,147	--	49,616
Zendesk, Inc.	158,844	--	12,065	--	--
Total	$2,083,898	$292,997	$469,771	$--	$1,529,324

 * Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$3,185,997	$3,111,475	$27,096	$47,426
Consumer Staples	691,387	691,387	--	--
Energy	184,366	184,366	--	--
Financials	705,362	699,539	--	5,823
Health Care	2,253,063	2,172,004	1,078	79,981
Industrials	258,051	220,937	--	37,114
Information Technology	8,304,449	8,026,297	2,076	276,076
Materials	97,225	97,225	--	--
Real Estate	60,849	697	43,903	16,249
Telecommunication Services	15,457	6,240	--	9,217
Corporate Bonds	14,228	--	--	14,228
Money Market Funds	1,175,223	1,175,223	--	--
Total Investments in Securities:	$16,945,657	$16,385,390	$74,153	$486,114

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Equities - Information Technology
Beginning Balance	$260,583
Net Realized Gain (Loss) on Investment Securities	18,490
Net Unrealized Gain (Loss) on Investment Securities	16,283
Cost of Purchases	45,318
Proceeds of Sales	(64,598)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$276,076
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2017	$18,825
Other Investments in Securities
Beginning Balance	$190,927
Net Realized Gain (Loss) on Investment Securities	(15,387)
Net Unrealized Gain (Loss) on Investment Securities	23,431
Cost of Purchases	64,562
Proceeds of Sales	(53,495)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$210,038
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2017	$18,202

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2017
Assets
Investment in securities, at value (including securities loaned of $1,106,735) — See accompanying schedule: Unaffiliated issuers (cost $9,514,676)	$14,241,110
Fidelity Central Funds (cost $1,175,197)	1,175,223
Other affiliated issuers (cost $1,007,022)	1,529,324
Total Investments (cost $11,696,895)		$16,945,657
Cash		1,549
Receivable for investments sold		78,483
Receivable for fund shares sold		26,432
Dividends receivable		648
Interest receivable		4
Distributions receivable from Fidelity Central Funds		887
Other receivables		308
Total assets		17,053,968
Liabilities
Payable for investments purchased	$52,488
Payable for fund shares redeemed	26,732
Accrued management fee	9,916
Other affiliated payables	1,767
Other payables and accrued expenses	266
Collateral on securities loaned	1,164,992
Total liabilities		1,256,161
Net Assets		$15,797,807
Net Assets consist of:
Paid in capital		$9,887,617
Accumulated net investment loss		(136)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		661,596
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		5,248,730
Net Assets		$15,797,807
OTC:
Net Asset Value, offering price and redemption price per share ($12,135,899 ÷ 114,840 shares)		$105.68
Class K:
Net Asset Value, offering price and redemption price per share ($3,661,908 ÷ 34,230 shares)		$106.98

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended July 31, 2017
Investment Income
Dividends		$79,658
Interest		14
Income from Fidelity Central Funds (including $10,379 from security lending)		10,763
Total income		90,435
Expenses
Management fee
Basic fee	$83,253
Performance adjustment	6,011
Transfer agent fees	18,030
Accounting and security lending fees	1,608
Custodian fees and expenses	367
Independent trustees' fees and expenses	57
Registration fees	238
Audit	80
Legal	49
Interest	32
Miscellaneous	114
Total expenses before reductions	109,839
Expense reductions	(540)	109,299
Net investment income (loss)		(18,864)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,835,055
Fidelity Central Funds	(79)
Other affiliated issuers	(180,951)
Foreign currency transactions	54
Total net realized gain (loss)		1,654,079
Change in net unrealized appreciation (depreciation) on: Investment securities	1,836,371
Total change in net unrealized appreciation (depreciation)		1,836,371
Net gain (loss)		3,490,450
Net increase (decrease) in net assets resulting from operations		$3,471,586

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2017	Year ended July 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(18,864)	$(4,636)
Net realized gain (loss)	1,654,079	159,803
Change in net unrealized appreciation (depreciation)	1,836,371	263,019
Net increase (decrease) in net assets resulting from operations	3,471,586	418,186
Distributions to shareholders from net realized gain	(413,520)	(704,905)
Total distributions	(413,520)	(704,905)
Share transactions - net increase (decrease)	(614,015)	93,627
Total increase (decrease) in net assets	2,444,051	(193,092)
Net Assets
Beginning of period	13,353,756	13,546,848
End of period	$15,797,807	$13,353,756
Other Information
Accumulated net investment loss end of period	$(136)	$(5,835)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity OTC Portfolio

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$85.26	$86.98	$81.23	$78.98	$57.53
Income from Investment Operations
Net investment income (loss)A	(.15)	(.05)	(.11)	(.06)	.36B
Net realized and unrealized gain (loss)	23.27	2.84	16.14	12.78	21.37
Total from investment operations	23.12	2.79	16.03	12.72	21.73
Distributions from net investment income	–	–	–	(.05)	(.28)
Distributions from net realized gain	(2.70)	(4.51)	(10.28)	(10.42)	–
Total distributions	(2.70)	(4.51)	(10.28)	(10.47)	(.28)
Net asset value, end of period	$105.68	$85.26	$86.98	$81.23	$78.98
Total ReturnC	27.97%	3.68%	21.34%	17.96%	37.93%
Ratios to Average Net AssetsD,E
Expenses before reductions	.81%	.91%	.83%	.77%	.76%
Expenses net of fee waivers, if any	.81%	.91%	.83%	.77%	.76%
Expenses net of all reductions	.81%	.90%	.83%	.76%	.74%
Net investment income (loss)	(.16)%	(.07)%	(.13)%	(.08)%	.55%B
Supplemental Data
Net assets, end of period (in millions)	$12,136	$9,845	$9,710	$7,870	$6,693
Portfolio turnover rateF	71%G	56%G	66%G	106%	116%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .40%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity OTC Portfolio Class K

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$86.22	$87.87	$81.96	$79.60	$57.94
Income from Investment Operations
Net investment income (loss)A	(.05)	.04	(.01)	.04	.45B
Net realized and unrealized gain (loss)	23.55	2.88	16.29	12.87	21.53
Total from investment operations	23.50	2.92	16.28	12.91	21.98
Distributions from net investment income	–	–	–	(.10)	(.32)
Distributions from net realized gain	(2.74)	(4.57)	(10.37)	(10.46)	–
Total distributions	(2.74)	(4.57)	(10.37)	(10.55)C	(.32)
Net asset value, end of period	$106.98	$86.22	$87.87	$81.96	$79.60
Total ReturnD	28.12%	3.80%	21.49%	18.10%	38.11%
Ratios to Average Net AssetsE,F
Expenses before reductions	.70%	.79%	.72%	.65%	.62%
Expenses net of fee waivers, if any	.70%	.79%	.72%	.65%	.62%
Expenses net of all reductions	.70%	.79%	.71%	.64%	.60%
Net investment income (loss)	(.05)%	.05%	(.02)%	.05%	.69%B
Supplemental Data
Net assets, end of period (in millions)	$3,662	$3,508	$3,836	$2,906	$2,260
Portfolio turnover rateG	71%H	56%H	66%H	106%	116%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .53%.

 C Total distributions of $10.55 per share is comprised of distributions from net investment income of $.098 and distributions from net realized gain of $10.456 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2017
(Amounts in thousands except percentages)

1. Organization.

Fidelity OTC Portfolio (the Fund) is a non-diversified fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers OTC and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Corporate Bonds	$14,228	Market approach	Transaction price	$100.00	Increase
Equities	$471,886	Recovery value	Recovery value	0.3% - 0.7% /0.5%	Increase
		Market comparable	Transaction price	$5.80 - $330.00 / $147.40	Increase
			Enterprise value/Sales multiple (EV/S)	0.7 - 8.4 / 3.7	Increase
			Discount rate	8.8% - 75.0% / 37.9%	Decrease
			Liquidity preference	$1.48 - $45.76 / $9.96	Increase
			Premium rate	10.0% - 80.6% / 63.1%	Increase
			Probability rate	77.0%	Increase
			Discount for lack of marketability (DLOM)	10.0% - 25.0% / 15.3%	Decrease
			Proxy premium	21.8% - 25.3% / 24.2%	Increase
		Market approach	Transaction price	$0.54- $135.00 / $52.94	Increase
		Book value	Book value multiple	1.0	Increase
			Discount rate	30.0%	Decrease

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2017, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to redemptions in kind, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$5,769,499
Gross unrealized depreciation	(575,638)
Net unrealized appreciation (depreciation) on securities	$5,193,861
Tax Cost	$11,751,796

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$115,123
Undistributed long-term capital gain	$601,375
Net unrealized appreciation (depreciation) on securities and other investments	$5,193,829

The tax character of distributions paid was as follows:

	July 31, 2017	July 31, 2016
Ordinary Income	$51,166	$ 274,436
Long-term Capital Gains	362,354	430,469
Total	$413,520	$ 704,905

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $18,020 in these Subsidiaries, representing .11% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and each Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $9,903,067 and $9,863,659, respectively.

Redemptions In-Kind. During the period, 11,615 shares of the Fund held by unaffiliated entities were redeemed in-kind for investments and cash with a value of $1,105,548. The net realized gain of $441,424 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 1,292 shares of the Fund held by unaffiliated entities were redeemed in-kind for investments and cash with a value of $104,098. The Fund had a net realized gain of $41,724 on investments delivered through the in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of OTC as compared to its benchmark index, the Nasdaq Composite Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .64% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of OTC. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
OTC	$16,401.16
Class K	1,629.05
	$18,030

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $279 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$17,131.76%		$31

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $45 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $5,935. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $202 from securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $19,030. The weighted average interest rate was 1.16%. The interest expense amounted to $1 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $415 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $7.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $118.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2017	Year ended July 31, 2016
From net realized gain
OTC	$305,214	$505,475
Class K	108,306	199,430
Total	$413,520	$704,905

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2017	Year ended July 31, 2016	Year ended July 31, 2017	Year ended July 31, 2016
OTC
Shares sold	23,115	23,178	$2,182,339	$1,818,054
Reinvestment of distributions	3,540	6,240	294,662	491,074
Shares redeemed	(27,294)	(25,573)	(2,508,373)	(1,979,810)
Net increase (decrease)	(639)	3,845	$(31,372)	$329,318
Class K
Shares sold	9,395	11,562	$878,574	$911,130
Reinvestment of distributions	1,286	2,509	108,306	199,430
Shares redeemed	(17,142)(a)	(17,040)(b)	(1,569,523)(a)	(1,346,251)(b)
Net increase (decrease)	(6,461)	(2,969)	$(582,643)	$(235,691)

 (a) Amount includes in-kind redemptions (see the Redemption In-Kind note for additional details).

 (b) Amount includes in-kind redemptions (see the Prior Fiscal Year Redemption In-Kind note for additional details).

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity OTC Portfolio:

We have audited the accompanying statement of assets and liabilities of Fidelity OTC Portfolio (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity OTC Portfolio as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 19, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 142 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2017 to July 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2017	Ending Account Value July 31, 2017	Expenses Paid During Period-B February 1, 2017 to July 31, 2017
OTC	.86%
Actual		$1,000.00	$1,200.00	$4.69
Hypothetical-C		$1,000.00	$1,020.53	$4.31
Class K	.76%
Actual		$1,000.00	$1,200.50	$4.15
Hypothetical-C		$1,000.00	$1,021.03	$3.81

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity OTC Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity OTC Portfolio
OTC	09/18/17	09/15/17	$4.759
Class K	09/18/17	09/15/17	$4.815

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2017, $963,727,904, or, if subsequently determined to be different, the net capital gain of such year.

OTC designates 63% and Class K designates 56% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

OTC designates 71% and Class K designates 63% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity OTC Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity OTC Portfolio

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity OTC Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2016.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity® Real Estate Income Fund Annual Report July 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2017	Past 1 year	Past 5 years	Past 10 years
Fidelity® Real Estate Income Fund	5.60%	8.21%	7.45%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Real Estate Income Fund, a class of the fund, on July 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$20,517	Fidelity® Real Estate Income Fund
$21,073	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  Commercial real estate continued to see gently rising rental income and occupancy rates, providing a mostly solid fundamental backdrop for the year ending July 31, 2017. Certain categories, however, have seen an increase in construction activity and new supply. These include coastal apartments, senior housing facilities and hotels in selected markets. The biggest difficulty for investors this period came in the retail real estate sector, which was weighed down by worries about the health of the retail sector. In part because of the very poor performance turned in by retail real estate investment trusts (REITs), REIT common stocks declined modestly, with the FTSE® NAREIT® All REITs Index returning -1.23% for the 12-month time frame. Meanwhile, real estate preferred stocks, as measured by the MSCI REIT Preferred Index, gained 4.46%. Real estate bonds, as tracked by The BofA Merrill Lynch℠ US Real Estate Index – a market-capitalization-weighted measure of investment-grade corporate debt in the domestic real estate sector – rose 1.63%. Real estate preferred stocks and bonds were both hampered by their sensitivity to rising interest rates, although credit spread tightening proved a counterbalancing positive. In comparison, the S&P 500® index, a measure of the broad U.S. stock market, gained 16.04%.

Comments from Portfolio Manager Mark Snyderman:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) gained roughly 5% to 6%, well ahead of the 2.23% advance of the Fidelity Real Estate Income Composite Index℠ – a 40/40/20 blend of the MSCI REIT index, the BofA Merrill Lynch index and the FTSE NAREIT index – while trailing the broad-market S&P 500® by a wide margin. In each of the categories I regularly invest in, the fund’s holdings outperformed a comparable index for each security type. For example, the fund’s REIT common stocks gained 7%, handily topping the FTSE NAREIT index. My focus on investments with a high level of income and the ability to grow cash flow over time has led to an eclectic mix of real estate stocks, and these specialized holdings tended to outperform their larger, more-traditional REIT counterparts in sectors such as retail or offices. The fund’s preferred real estate stocks gained about 7%, outpacing the MSCI REIT index, due largely to my focus on preferreds with a higher coupon and low sensitivity to interest rates, which proved helpful as rates rose. Meanwhile, our investment-grade real estate bond holdings were up 5%, while high-yield real estate bonds and commercial mortgage-backed securities (CMBS) in the fund added about 9% and 6%, outpacing the BofA Merrill Lynch index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Equity Lifestyle Properties, Inc.	3.1	3.3
Acadia Realty Trust (SBI)	2.4	2.5
MFA Financial, Inc.	2.1	2.5
Ventas, Inc.	2.1	2.0
Apartment Investment & Management Co. Class A	2.0	1.8
	11.7

Top 5 Bonds as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Senior Housing Properties Trust 4.75% 5/1/24	0.9	0.8
IAS Operating Partnership LP 5% 3/15/18	0.8	0.9
RAIT Financial Trust 4% 10/1/33	0.8	0.9
RWT Holdings, Inc. 5.625% 11/15/19	0.7	0.7
PennyMac Corp. 5.375% 5/1/20	0.7	0.7
	3.9

Top Five REIT Sectors as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Mortgage	17.3	15.6
REITs - Health Care	7.9	7.7
REITs - Diversified	7.5	6.8
REITs - Apartments	7.1	5.9
REITs - Shopping Centers	4.4	4.1

Asset Allocation (% of fund's net assets)

As of July 31, 2017*
Common Stocks	31.1%
Preferred Stocks	18.6%
Bonds	32.8%
Convertible Securities	6.9%
Other Investments	4.9%
Short-Term Investments and Net Other Assets (Liabilities)	5.7%

 * Foreign investments - 1.5%

As of January 31, 2017*
Common Stocks	30.2%
Preferred Stocks	17.3%
Bonds	32.6%
Convertible Securities	6.4%
Other Investments	4.8%
Short-Term Investments and Net Other Assets (Liabilities)	8.7%

 * Foreign investments - 1.6%

Investments July 31, 2017

Showing Percentage of Net Assets

Common Stocks - 31.1%
	Shares	Value
CONSUMER DISCRETIONARY - 0.6%
Hotels, Restaurants & Leisure - 0.6%
Wyndham Worldwide Corp.	293,900	$30,674,343
Household Durables - 0.0%
Stanley Martin Communities LLC Class B	4,620	149,642

TOTAL CONSUMER DISCRETIONARY		30,823,985

FINANCIALS - 5.5%
Capital Markets - 0.9%
Brookfield Asset Management, Inc. Class A	535,900	20,842,824
Ellington Financial LLC	1,561,978	25,147,846
		45,990,670
Mortgage Real Estate Investment Trusts - 4.6%
AG Mortgage Investment Trust, Inc.	558,100	10,274,621
Anworth Mortgage Asset Corp.	1,145,100	6,893,502
Arbor Realty Trust, Inc.	1,936,269	15,974,219
Chimera Investment Corp.	953,100	17,937,342
Dynex Capital, Inc.	1,345,674	9,298,607
Ellington Residential Mortgage REIT (a)	260,000	3,855,800
Five Oaks Investment Corp. (a)	552,601	2,724,323
Great Ajax Corp. (b)	1,577,762	21,962,447
Invesco Mortgage Capital, Inc.	1,795,649	29,861,643
MFA Financial, Inc.	13,349,977	113,341,305
New Residential Investment Corp.	827,500	14,067,500
		246,191,309

TOTAL FINANCIALS		292,181,979

REAL ESTATE - 25.0%
Equity Real Estate Investment Trusts (REITs) - 25.0%
Acadia Realty Trust (SBI) (b)	4,197,449	124,832,133
Altisource Residential Corp. Class B	188,686	2,454,805
American Homes 4 Rent Class A	1,011,900	23,283,819
American Tower Corp.	213,100	29,051,923
Apartment Investment & Management Co. Class A	2,279,942	103,851,358
AvalonBay Communities, Inc.	167,300	32,180,155
Boardwalk (REIT) (a)	207,600	7,960,983
CBL & Associates Properties, Inc. (a)	1,035,953	9,106,027
Cedar Realty Trust, Inc.	540,770	2,801,189
Colony NorthStar, Inc.	6,861,748	100,455,991
Community Healthcare Trust, Inc.	338,862	8,596,929
DDR Corp.	1,512,800	15,415,432
Douglas Emmett, Inc.	238,900	9,140,314
Equinix, Inc.	68,800	31,010,224
Equity Lifestyle Properties, Inc.	1,900,507	165,914,240
Extra Space Storage, Inc.	737,100	58,599,450
First Potomac Realty Trust	620,644	6,907,768
Gramercy Property Trust	408,047	12,331,180
Healthcare Realty Trust, Inc.	305,500	10,173,150
Healthcare Trust of America, Inc.	1,022,360	31,273,992
Lexington Corporate Properties Trust	4,493,899	45,747,892
Mid-America Apartment Communities, Inc.	584,479	60,511,111
Monmouth Real Estate Investment Corp. Class A (a)	246,955	3,805,577
Monogram Residential Trust, Inc.	2,188,336	26,172,499
National Retail Properties, Inc.	179,200	7,164,416
Omega Healthcare Investors, Inc. (a)	317,800	10,039,302
Outfront Media, Inc.	21,085	482,214
Potlatch Corp.	63,440	3,035,604
Public Storage	129,391	26,598,908
Sabra Health Care REIT, Inc. (a)	1,129,975	26,215,420
Safety Income and Growth, Inc.	393,600	7,320,960
Select Income REIT	321,300	7,540,911
Senior Housing Properties Trust (SBI)	3,155,700	61,378,365
Store Capital Corp.	1,892,900	44,274,931
Terreno Realty Corp.	1,025,278	35,495,124
Ventas, Inc.	1,628,586	109,685,267
VEREIT, Inc.	3,460,840	28,759,580
WP Carey, Inc.	362,900	24,862,279
WP Glimcher, Inc.	881,200	7,948,424
		1,322,379,846
TOTAL COMMON STOCKS
(Cost $1,281,348,827)		1,645,385,810

Preferred Stocks - 19.6%
Convertible Preferred Stocks - 1.0%
FINANCIALS - 0.1%
Mortgage Real Estate Investment Trusts - 0.1%
Great Ajax Corp. 7.25% (b)	180,000	4,545,000
REAL ESTATE - 0.9%
Equity Real Estate Investment Trusts (REITs) - 0.9%
Alexandria Real Estate Equities, Inc. Series D, 7.00%	136,759	5,060,083
Ashford Hospitality Prime, Inc. 5.50%	95,791	1,935,275
Crown Castle International Corp. Series A 6.875% (c)	10,300	10,953,020
Equity Commonwealth 6.50%	31,237	809,038
FelCor Lodging Trust, Inc. Series A, 1.95%	31,935	859,751
Lexington Corporate Properties Trust Series C, 6.50%	468,142	23,685,083
Wheeler REIT, Inc. 8.75%	200,000	4,722,000
		48,024,250

TOTAL CONVERTIBLE PREFERRED STOCKS		52,569,250

Nonconvertible Preferred Stocks - 18.6%
FINANCIALS - 7.1%
Capital Markets - 0.1%
Arlington Asset Investment Corp. 6.625%	182,517	4,477,142
Mortgage Real Estate Investment Trusts - 7.0%
AG Mortgage Investment Trust, Inc.:
8.00%	618,287	15,587,015
8.25%	38,935	990,896
Agnc Investment Corp.:
8.00%	200,000	5,072,000
Series B, 7.75%	427,100	11,100,329
American Capital Mortgage Investment Corp. Series A, 8.125%	248,636	6,432,213
Annaly Capital Management, Inc.:
Series A, 7.875%	134,900	3,407,574
Series C, 7.625%	326,429	8,340,261
Series D, 7.50%	621,976	15,953,684
Series E, 7.625%	672,961	17,187,424
Series F 6.95% (c)	1,174,764	29,192,885
Anworth Mortgage Asset Corp. Series A, 8.625%	272,887	7,351,576
Apollo Commercial Real Estate Finance, Inc.:
Series A, 8.625%	375,101	9,411,284
Series C, 8.00%	485,559	12,391,466
Arbor Realty Trust, Inc.:
7.375%	452,465	11,361,396
Series A, 8.25%	189,089	4,816,097
Series B, 7.75%	240,000	6,103,200
Series C, 8.50%	100,000	2,644,000
Armour Residential REIT, Inc. Series B, 7.875%	153,654	3,859,788
Capstead Mortgage Corp. Series E, 7.50%	202,984	5,151,734
Chimera Investment Corp.:
Series A, 8.00%	204,000	5,232,600
Series B, 8.00%	1,257,372	32,628,803
CYS Investments, Inc.:
Series A, 7.75%	118,428	2,970,174
Series B, 7.50%	496,667	12,317,342
Dynex Capital, Inc.:
Series A, 8.50%	362,932	9,272,913
Series B, 7.625%	252,120	6,207,194
Five Oaks Investment Corp. Series A, 8.75%	137,517	3,524,561
Invesco Mortgage Capital, Inc.:
Series A, 7.75%	123,342	3,086,017
Series B, 7.75%	846,483	21,373,696
MFA Financial, Inc.:
8.00%	538,930	13,882,837
Series B, 7.50%	616,232	15,701,591
New York Mortgage Trust, Inc.:
Series B, 7.75%	284,267	7,086,776
Series C, 7.875%	280,725	6,956,366
PennyMac Mortgage Investment Trust:
8.125%	335,500	8,551,895
Series B 8.00% (c)	546,800	13,697,340
Resource Capital Corp.:
8.25%	69,240	1,696,380
8.625%	168,316	4,290,375
Two Harbors Investment Corp.:
Series A, 8.125%	450,000	11,938,500
Series B 7.625% (c)	344,200	8,722,028
Wells Fargo Real Estate Investment Corp. Series A, 6.375%	137,600	3,650,528
		369,142,738
Real Estate Management & Development - 0.0%
Brookfield Properties Corp. Series EE, 5.10%	142,300	2,887,660
TOTAL FINANCIALS		376,507,540
REAL ESTATE - 11.4%
Equity Real Estate Investment Trusts (REITs) - 11.2%
American Homes 4 Rent:
5.875%	250,809	6,433,251
Series A, 5.00%	581,770	16,609,534
Series B, 5.00%	377,286	10,752,651
Series C, 5.50%	915,240	25,809,768
Series D, 6.50%	280,000	7,519,400
Series E, 6.35%	210,000	5,565,000
Series G 5.875%	202,000	5,080,300
Ashford Hospitality Trust, Inc.:
Series D, 8.45%	47,000	1,199,440
Series F, 7.375%	268,000	6,700,000
Series G, 7.375%	120,000	3,000,000
Bluerock Residential Growth (REIT), Inc.:
Series A, 8.25%	486,775	12,899,538
Series C, 7.625%	146,969	3,894,679
Series D, 7.125%	136,000	3,502,000
CBL & Associates Properties, Inc.:
Series D, 7.375%	286,376	6,875,888
Series E, 6.625%	139,398	3,353,916
Cedar Realty Trust, Inc. Series B, 7.25%	483,404	12,297,314
City Office REIT, Inc. Series A, 6.625%	138,000	3,567,300
Colony NorthStar, Inc.:
Series B, 8.25%	477,780	12,240,724
Series C, 8.875%	329,101	8,513,843
Series D, 8.50%	274,915	7,189,027
Series E, 8.75%	481,729	13,103,029
Series G, 7.50%	121,607	3,165,430
Series H, 7.125%	581,850	14,895,360
Series I 7.15%	674,710	17,299,564
CoreSite Realty Corp. Series A, 7.25%	369,799	9,481,646
DDR Corp.:
Series J, 6.50%	340,721	8,650,906
Series K, 6.25%	228,888	5,827,488
Digital Realty Trust, Inc.:
Series G, 5.875%	145,444	3,737,911
Series H, 7.375%	50,000	1,355,000
DuPont Fabros Technology, Inc. Series C, 6.625%	84,000	2,368,800
Equity Lifestyle Properties, Inc. Series C, 6.75%	950,148	24,038,744
General Growth Properties, Inc. Series A, 6.375%	166,463	4,259,788
Gladstone Commercial Corp. Series D, 7.00%	538,800	13,884,876
Gladstone Land Corp. Series A, 6.375%	64,000	1,663,360
Government Properties Income Trust 5.875%	202,500	5,260,950
Hersha Hospitality Trust:
Series C, 6.875%	50,000	1,275,000
Series D, 6.50%	200,000	5,080,000
Investors Real Estate Trust Series B, 7.95%	126,572	3,195,943
iStar Financial, Inc.:
Series D, 8.00%	126,529	3,208,775
Series E, 7.875%	447,312	11,348,305
Series F, 7.80%	469,438	11,928,420
Series G, 7.65%	50,346	1,270,230
Kilroy Realty Corp. Series H, 6.375%	143,296	3,580,967
LaSalle Hotel Properties:
Series I, 6.375%	354,698	8,952,578
Series J, 6.30%	240,000	6,021,600
Monmouth Real Estate Investment Corp. Series C, 6.125%	225,900	5,728,824
National Retail Properties, Inc. Series E, 5.70%	301,404	7,721,970
Pebblebrook Hotel Trust:
Series C, 6.50%	204,321	5,169,321
Series D, 6.375%	350,000	8,911,000
Pennsylvania (REIT):
Series B, 7.375%	100,510	2,560,995
Series C, 7.20%	51,000	1,366,800
Prologis, Inc. Series Q, 8.54%	94,446	7,083,450
PS Business Parks, Inc. Series T, 6.00%	198,899	5,026,178
Public Storage:
Series F 5.15%	173,400	4,371,414
Series G 5.125% (c)	42,200	1,044,450
Series Y, 6.375%	102,224	2,823,427
RAIT Financial Trust:
7.125%	336,786	8,402,811
7.625%	224,590	5,367,701
Regency Centers Corp. Series 7, 6.00%	176,250	4,439,738
Retail Properties America, Inc. Series A, 7.00%	394,411	9,986,487
Rexford Industrial Realty, Inc. Series A, 5.875%	135,000	3,470,850
Sabra Health Care REIT, Inc. Series A, 7.125%	318,623	8,265,081
Saul Centers, Inc. Series C, 6.875%	315,478	8,047,844
Sotherly Hotels, Inc. Series B, 8.00%	68,000	1,771,400
Stag Industrial, Inc.:
Series B, 6.625%	80,300	2,067,725
Series C, 6.875%	83,000	2,223,570
Summit Hotel Properties, Inc.:
Series B, 7.875%	190,173	4,923,579
Series C, 7.125%	153,212	3,971,255
Series D, 6.45%	210,000	5,441,100
Sun Communities, Inc. Series A, 7.125%	375,000	9,547,500
Sunstone Hotel Investors, Inc.:
Series E, 6.95%	42,000	1,121,400
Series F, 6.45%	84,000	2,163,840
Taubman Centers, Inc. Series K, 6.25%	157,322	4,011,711
UMH Properties, Inc.:
Series A, 8.25%	600,200	15,245,080
Series B, 8.00%	319,604	8,821,070
Series C 6.75% (c)	341,140	8,620,608
Urstadt Biddle Properties, Inc.:
Series F, 7.125%	210,000	5,323,500
Series G, 6.75%	160,000	4,152,000
VEREIT, Inc. Series F, 6.70%	1,995,725	52,627,268
WP Glimcher, Inc.:
Series H, 7.50%	198,527	5,042,586
Series I, 6.875%	298,115	7,584,046
		592,305,822
Real Estate Management & Development - 0.2%
Kennedy-Wilson, Inc. 7.75%	321,574	8,296,609
Landmark Infrastructure Partners LP Series B, 7.90%	80,720	2,038,987
		10,335,596
TOTAL REAL ESTATE		602,641,418
UTILITIES - 0.1%
Electric Utilities - 0.1%
Brookfield Infrastructure Partners LP Series 5, 5.35%	169,300	3,510,251

TOTAL NONCONVERTIBLE PREFERRED STOCKS		982,659,209

TOTAL PREFERRED STOCKS
(Cost $982,587,329)		1,035,228,459
	Principal Amount	Value

Corporate Bonds - 21.1%
Convertible Bonds - 5.9%
FINANCIALS - 4.5%
Mortgage Real Estate Investment Trusts - 4.5%
Blackstone Mortgage Trust, Inc. 4.375% 5/5/22	15,100,000	15,420,875
Colony Financial, Inc.:
3.875% 1/15/21	17,280,000	17,701,200
5% 4/15/23	26,083,000	27,566,471
IAS Operating Partnership LP 5% 3/15/18 (d)	44,020,000	44,515,225
PennyMac Corp. 5.375% 5/1/20	35,606,000	35,427,970
Redwood Trust, Inc. 4.625% 4/15/18	14,700,000	14,865,375
Resource Capital Corp.:
6% 12/1/18	8,610,000	8,701,481
8% 1/15/20	16,490,000	17,021,803
RWT Holdings, Inc. 5.625% 11/15/19	36,880,000	38,677,900
Starwood Property Trust, Inc. 4.375% 4/1/23	15,080,000	15,277,925
Two Harbors Investment Corp. 6.25% 1/15/22	4,380,000	4,629,113
		239,805,338
REAL ESTATE - 1.4%
Equity Real Estate Investment Trusts (REITs) - 1.3%
American Realty Capital Properties, Inc. 3.75% 12/15/20	25,928,000	26,770,660
RAIT Financial Trust 4% 10/1/33	46,510,000	43,428,713
		70,199,373
Real Estate Management & Development - 0.1%
Consolidated-Tomoka Land Co. 4.5% 3/15/20	3,350,000	3,427,469
TOTAL REAL ESTATE		73,626,842

TOTAL CONVERTIBLE BONDS		313,432,180

Nonconvertible Bonds - 15.2%
CONSUMER DISCRETIONARY - 3.8%
Hotels, Restaurants & Leisure - 0.4%
ESH Hospitality, Inc. 5.25% 5/1/25 (d)	8,040,000	8,401,800
FelCor Lodging LP 6% 6/1/25	2,025,000	2,176,875
Hilton Escrow Issuer LLC 4.25% 9/1/24 (d)	2,540,000	2,565,400
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc. 6.125% 12/1/24 (d)	2,540,000	2,778,125
Times Square Hotel Trust 8.528% 8/1/26 (d)	7,017,986	8,346,732
		24,268,932
Household Durables - 3.3%
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co.:
6.75% 8/1/25 (d)(e)	8,430,000	8,514,300
6.875% 2/15/21 (d)	19,765,000	20,357,950
Beazer Homes U.S.A., Inc.:
6.75% 3/15/25	5,850,000	6,164,438
7.25% 2/1/23 (f)	295,000	309,013
8.75% 3/15/22	7,540,000	8,415,168
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 6.125% 7/1/22 (d)	5,495,000	5,742,275
Brookfield Residential Properties, Inc.:
6.375% 5/15/25 (d)	5,580,000	5,886,900
6.5% 12/15/20 (d)	12,085,000	12,507,975
CalAtlantic Group, Inc. 5.875% 11/15/24	3,250,000	3,530,313
D.R. Horton, Inc.:
4.375% 9/15/22	4,175,000	4,449,339
5.75% 8/15/23	2,510,000	2,861,526
KB Home:
8% 3/15/20	8,465,000	9,491,381
9.1% 9/15/17	3,104,000	3,127,280
Lennar Corp.:
4.125% 12/1/18 (f)	5,520,000	5,640,750
4.5% 6/15/19	1,830,000	1,891,397
4.5% 11/15/19	2,000,000	2,074,600
4.5% 4/30/24	3,355,000	3,489,200
M/I Homes, Inc.:
5.625% 8/1/25 (d)	2,870,000	2,870,000
6.75% 1/15/21	3,803,000	3,983,643
Meritage Homes Corp.:
5.125% 6/6/27 (d)	5,035,000	5,104,231
6% 6/1/25	4,000,000	4,315,000
7% 4/1/22	7,525,000	8,540,875
7.15% 4/15/20	7,060,000	7,801,300
New Home Co. LLC 7.25% 4/1/22 (d)	9,200,000	9,522,000
Ryland Group, Inc. 6.625% 5/1/20	1,555,000	1,718,275
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.875% 4/15/23 (d)	4,100,000	4,366,500
TRI Pointe Homes, Inc.:
5.25% 6/1/27	5,045,000	5,079,710
5.875% 6/15/24	3,890,000	4,142,850
WCI Communities, Inc. 6.875% 8/15/21	1,845,000	1,913,025
William Lyon Homes, Inc.:
5.875% 1/31/25	2,545,000	2,631,785
7% 8/15/22	8,180,000	8,466,300
		174,909,299
Media - 0.0%
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp. 5.625% 2/15/24	1,300,000	1,356,875
Multiline Retail - 0.1%
JC Penney Corp., Inc. 5.875% 7/1/23 (d)	3,175,000	3,214,688
TOTAL CONSUMER DISCRETIONARY		203,749,794
CONSUMER STAPLES - 0.5%
Food & Staples Retailing - 0.5%
Ahold Lease U.S.A., Inc. 7.82% 1/2/20	241,094	253,276
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
5.75% 3/15/25 (d)	13,535,000	12,113,825
6.625% 6/15/24 (d)	4,835,000	4,544,900
C&S Group Enterprises LLC 5.375% 7/15/22 (d)	8,860,000	8,704,950
Cumberland Farms, Inc. 6.75% 5/1/25 (d)	2,075,000	2,215,063
		27,832,014
FINANCIALS - 0.8%
Diversified Financial Services - 0.7%
Brixmor Operating Partnership LP:
3.65% 6/15/24	6,000,000	5,930,958
3.85% 2/1/25	8,384,000	8,282,931
4.125% 6/15/26	2,000	1,998
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.875% 2/1/22	3,680,000	3,782,856
6% 8/1/20	12,690,000	13,038,975
Uniti Group, Inc./Uniti Fiber 7.125% 12/15/24 (d)	5,870,000	5,752,600
		36,790,318
Thrifts & Mortgage Finance - 0.1%
Ocwen Loan Servicing LLC 8.375% 11/15/22 (d)	3,403,000	3,300,910
TOTAL FINANCIALS		40,091,228
HEALTH CARE - 0.5%
Health Care Providers & Services - 0.5%
QCP SNF West (REIT) LLC 8.125% 11/1/23 (d)	6,245,000	6,401,125
Sabra Health Care LP/Sabra Capital Corp.:
5.375% 6/1/23	5,675,000	5,873,625
5.5% 2/1/21	12,305,000	12,775,728
		25,050,478
INDUSTRIALS - 0.1%
Building Products - 0.1%
Shea Homes Ltd. Partnership/Corp. 6.125% 4/1/25 (d)	3,350,000	3,458,875
INFORMATION TECHNOLOGY - 0.0%
Internet Software & Services - 0.0%
CyrusOne LP/CyrusOne Finance Corp. 5% 3/15/24 (d)	1,415,000	1,471,600
REAL ESTATE - 9.5%
Equity Real Estate Investment Trusts (REITs) - 7.4%
American Campus Communities Operating Partnership LP 4.125% 7/1/24	2,000,000	2,096,832
ARC Properties Operating Partnership LP 4.6% 2/6/24	15,480,000	16,245,625
Care Capital Properties LP 5.125% 8/15/26	15,169,000	15,472,395
CBL & Associates LP:
4.6% 10/15/24	26,758,000	24,944,664
5.25% 12/1/23	11,500,000	11,341,289
5.95% 12/15/26	2,000,000	2,005,092
Corporate Office Properties LP 3.6% 5/15/23	5,000,000	5,002,180
Crown Castle International Corp. 5.25% 1/15/23	4,000,000	4,467,968
CTR Partnership LP/CareTrust Capital Corp. 5.25% 6/1/25	5,030,000	5,162,038
CubeSmart LP 4.8% 7/15/22	2,000,000	2,160,424
DDR Corp.:
3.625% 2/1/25	6,453,000	6,180,896
4.625% 7/15/22	2,096,000	2,202,047
7.875% 9/1/20	4,637,000	5,306,008
DuPont Fabros Technology LP 5.875% 9/15/21	1,000,000	1,036,375
Equinix, Inc. 5.375% 5/15/27	6,620,000	7,157,875
HCP, Inc.:
4% 6/1/25	1,000,000	1,037,172
4.25% 11/15/23	6,707,000	7,120,245
Health Care REIT, Inc.:
4% 6/1/25	1,551,000	1,624,885
4.125% 4/1/19	2,000,000	2,063,162
Healthcare Realty Trust, Inc.:
3.75% 4/15/23	4,966,000	5,066,989
5.75% 1/15/21	3,095,000	3,405,147
Highwoods/Forsyth LP 3.625% 1/15/23	3,847,000	3,918,550
Hospitality Properties Trust 5% 8/15/22	3,177,000	3,417,909
iStar Financial, Inc.:
4% 11/1/17	27,605,000	27,639,506
5% 7/1/19	24,265,000	24,583,478
6% 4/1/22	8,375,000	8,668,125
7.125% 2/15/18	5,725,000	5,868,125
Lexington Corporate Properties Trust 4.4% 6/15/24	2,180,000	2,200,028
MPT Operating Partnership LP/MPT Finance Corp.:
5.25% 8/1/26	4,385,000	4,582,325
6.375% 2/15/22	3,610,000	3,727,325
6.375% 3/1/24	4,000,000	4,360,000
National Retail Properties, Inc. 3.3% 4/15/23	2,000,000	2,031,076
Omega Healthcare Investors, Inc.:
4.375% 8/1/23	3,303,000	3,421,436
4.5% 4/1/27	2,462,000	2,473,158
4.75% 1/15/28	12,204,000	12,289,709
4.95% 4/1/24	2,898,000	3,034,887
Potlatch Corp. 7.5% 11/1/19	1,000,000	1,095,000
Reckson Operating Partnership LP/SL Green Realty Corp./SL Green Operating Partnership LP 7.75% 3/15/20	2,000,000	2,245,136
Select Income REIT:
4.15% 2/1/22	6,937,000	7,022,068
4.25% 5/15/24	5,030,000	5,006,289
4.5% 2/1/25	21,294,000	21,439,843
Senior Housing Properties Trust:
3.25% 5/1/19	7,382,000	7,479,036
4.75% 5/1/24	44,895,000	46,637,914
6.75% 4/15/20	13,624,000	14,779,928
6.75% 12/15/21	8,000,000	8,966,432
VEREIT Operating Partnership LP 4.875% 6/1/26	10,945,000	11,697,786
Vornado Realty LP 2.5% 6/30/19	3,589,000	3,621,753
WP Carey, Inc.:
4% 2/1/25	6,985,000	7,020,498
4.25% 10/1/26	7,242,000	7,371,472
4.6% 4/1/24	3,355,000	3,510,461
		391,208,561
Real Estate Management & Development - 2.1%
CBRE Group, Inc.:
5% 3/15/23	6,020,000	6,275,146
5.25% 3/15/25	3,295,000	3,624,632
Healthcare Trust of America Holdings LP 3.75% 7/1/27	8,395,000	8,365,609
Host Hotels & Resorts LP 5.25% 3/15/22	2,000,000	2,181,644
Howard Hughes Corp. 5.375% 3/15/25 (d)	16,545,000	17,186,119
Hunt Companies, Inc. 9.625% 3/1/21 (d)	7,460,000	7,870,300
Kennedy-Wilson, Inc. 5.875% 4/1/24	31,370,000	32,232,675
Mattamy Group Corp. 6.875% 12/15/23 (d)	5,425,000	5,519,938
Mid-America Apartments LP:
3.75% 6/15/24	1,663,000	1,711,220
4.3% 10/15/23	5,203,000	5,531,018
Realogy Group LLC/Realogy Co.-Issuer Corp.:
4.875% 6/1/23 (d)	3,365,000	3,398,650
5.25% 12/1/21 (d)	8,290,000	8,683,775
Regency Centers LP 3.6% 2/1/27	2,558,000	2,551,505
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.25% 4/15/21 (d)	2,803,000	2,876,579
5.625% 3/1/24 (d)	2,270,000	2,406,200
		110,415,010
TOTAL REAL ESTATE		501,623,571

TOTAL NONCONVERTIBLE BONDS		803,277,560

TOTAL CORPORATE BONDS
(Cost $1,073,248,455)		1,116,709,740

Asset-Backed Securities - 1.6%
American Homes 4 Rent:
Series 2014-SFR2 Class E, 6.231% 10/17/36 (d)	3,000,000	3,361,371
Series 2014-SFR3 Class E, 6.418% 12/17/36 (d)	9,025,000	10,232,857
Series 2015-SFR1:
Class E, 5.639% 4/17/52 (d)	1,999,310	2,172,772
Class F, 5.885% 4/17/52 (d)	2,000,000	2,080,626
Series 2015-SFR2:
Class E, 6.07% 10/17/45 (d)	8,259,000	9,241,026
Class XS, 0% 10/17/45 (d)(f)(g)	4,800,445	48
Capital Trust RE CDO Ltd. Series 2005-1A Class D, 2.7278% 3/20/50 (d)(f)	2,250,000	225
CapLease CDO Ltd. Series 2005-1A Class A, 4.926% 1/29/40 (d)	628,962	634,057
Colony Starwood Homes Series 2016-2A Class F, 5.14% 12/17/33 (d)(f)	1,500,000	1,526,626
Conseco Finance Securitizations Corp. Series 2002-2 Class M2, 9.163% 3/1/33	471,914	434,311
Crest Clarendon Street Ltd./Crest Clarendon Corp. Series 2002-1A Class D, 9% 12/28/35 (d)	77,132	76,429
Deutsche Financial Capital Securitization LLC Series 1997-I Class M, 7.275% 9/15/27	3,188,849	3,283,366
Green Tree Financial Corp.:
Series 1996-4 Class M1, 7.75% 6/15/27 (f)	1,104,279	1,147,581
Series 1997-3 Class M1, 7.53% 3/15/28	6,585,827	6,584,988
Home Partners of America Trust Series 2016-2 Class F, 5.8717% 10/17/33 (d)(f)	3,393,000	3,496,045
Invitation Homes Trust:
Series 2014-SFR3:
Class E, 5.7094% 12/17/31 (d)(f)	851,129	856,400
Class F, 6.2094% 12/17/31 (d)(f)	434,790	436,790
Series 2015-SFR2 Class E, 4.1508% 6/17/32 (d)(f)	2,450,000	2,476,467
Series 2015-SFR3 Class F, 5.7508% 8/17/32 (d)(f)	2,000,000	2,043,737
Series 2015-SRF1 Class F, 5.5094% 3/17/32 (d)(f)	5,500,000	5,513,564
Lehman ABS Manufactured Housing Contract Trust Series 2001-B Class M2, 7.17% 4/15/40	843,662	585,810
Merit Securities Corp. Series 13 Class M1, 7.8522% 12/28/33 (f)	1,923,000	1,982,828
Progress Residential Trust:
Series 2015-SFR3 Class F, 6.643% 11/12/32 (d)	2,940,000	3,090,033
Series 2016-SFR1 Class F, 6.2094% 9/17/33 (d)(f)	8,459,000	8,741,895
Series 2017-SFR1 Class F, 6.511% 8/17/34 (d)	3,073,000	3,079,601
Taberna Preferred Funding III Ltd. Series 2005-3A Class D, 3.8212% 2/5/36 (d)(f)	4,181,874	314
Tricon American Homes Trust Series 2016-SFR1 Class F, 5.769% 11/17/33 (d)	2,544,000	2,608,982
VB-S1 Issuer LLC Series 2016-1A Class F, 6.901% 6/15/46 (d)	7,797,000	8,060,710
Wrightwood Capital Real Estate CDO Ltd. Series 2005-1A Class F, 3.1217% 11/21/40 (d)(f)	250,000	133,817
TOTAL ASSET-BACKED SECURITIES
(Cost $84,337,017)		83,883,276

Collateralized Mortgage Obligations - 0.1%
Private Sponsor - 0.1%
FREMF Mortgage Trust:
Series 2010-K6 Class B, 5.542% 12/25/46 (d)(f)	4,500,000	4,813,934
Series 2010-K7 Class B, 5.6853% 4/25/20 (d)(f)	3,200,000	3,449,912
RESI Finance LP/RESI Finance DE Corp. floater Series 2003-B Class B9, 13.0671% 6/10/35 (d)(f)	63,226	37,936
Residential Funding Securities Corp. Series 2002-RM1 Class BI1, 5.5% 12/25/17 (d)	511	503
RESIX Finance Ltd. floater:
Series 2004-A Class B7, 5.3671% 2/10/36 (d)(f)	69,209	7,297
Series 2004-B Class B7, 5.1171% 2/10/36 (d)(f)	97,373	20,441

TOTAL PRIVATE SPONSOR		8,330,023

U.S. Government Agency - 0.0%
Fannie Mae REMIC Trust:
Series 2001-W3 subordinate REMIC pass thru certificates, Class B3, 7% 9/25/41 (h)	29,432	2,451
Series 2002-W1 subordinate REMIC pass thru certificates, Class 3B3, 3.4128% 2/25/42 (d)(f)	57,136	34,662
Series 2003-W1 subordinate REMIC pass thru certificates, Class B3, 3.8468% 12/25/42 (f)(h)	27,921	664
Series 2003-W10 subordinate REMIC pass thru certificates, Class 2B3, 3.4165% 6/25/43 (d)(f)	96,084	55,192
Series 2003-W4 subordinate REMIC pass thru certificates, Class 2B3, 3.417% 10/25/42 (d)(f)	42,940	18,043

TOTAL U.S. GOVERNMENT AGENCY		111,012

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $7,883,631)		8,441,035

Commercial Mortgage Securities - 15.9%
Americold LLC Trust Series 2010-ARTA Class D, 7.443% 1/14/29 (d)	2,000,000	2,242,412
Aventura Mall Trust Series 2013-AVM Class E, 3.8674% 12/5/32 (d)(f)	4,900,000	5,013,798
BANK Series 2017-BNK4 Class D, 3.357% 5/15/50 (d)	3,349,000	2,739,941
Barclays Commercial Mortgage Securities LLC Series 2015-STP:
Class E, 4.4272% 9/10/28 (d)(f)	8,413,000	8,095,225
Class F, 4.4272% 9/10/28 (d)(f)	4,074,000	3,736,811
Bear Stearns Commercial Mortgage Securities Trust Series 2006-T22 Class B, 5.8965% 4/12/38 (d)(f)	1,429,526	1,443,076
CCRESG Commercial Mortgage Trust Series 2016-HEAT:
Class E, 5.6712% 4/10/29 (d)(f)	4,536,000	4,445,946
Class F, 5.6712% 4/10/29 (d)(f)	9,710,000	9,349,020
CD Mortgage Trust Series 2017-CD3 Class D, 3.25% 2/10/50 (d)	3,391,000	2,837,248
CGBAM Commercial Mortgage Trust Series 2015-SMRT:
Class E, 3.9121% 4/10/28 (d)(f)	3,023,000	3,041,491
Class F, 3.9121% 4/10/28 (d)(f)	9,911,000	9,780,249
CGDB Commercial Mortgage Trust:
Series 2017-BIO Class F, 4.3% 5/15/30 (d)(f)	1,500,000	1,504,282
3.55% 5/15/30 (d)(f)	2,375,000	2,381,725
CGMS Commercial Mortgage Trust Series 2017-MDRB:
Class D, 4.45% 7/15/22 (d)(f)	5,000,000	4,999,944
Class E, 5.0715% 7/15/22 (d)(f)	6,741,000	6,702,757
Citigroup Commercial Mortgage Trust:
Series 2013-GC15 Class D, 5.2698% 9/10/46 (d)(f)	5,254,000	5,078,849
Series 2015-SHP2 Class E, 5.509% 7/15/27 (d)(f)	2,933,000	2,951,106
Series 2016-C3 Class D, 3% 11/15/49 (d)	7,089,000	5,204,012
Series 2016-SMPL Class E, 4.509% 9/10/31 (d)	1,701,000	1,719,656
COMM Mortgage Trust:
sequential payer Series 2013-LC6 Class E, 3.5% 1/10/46 (d)	7,300,000	5,392,459
Series 2012-CR1:
Class C, 5.4973% 5/15/45 (f)	1,000,000	1,059,244
Class D, 5.4973% 5/15/45 (d)(f)	5,550,000	5,444,697
Class G, 2.462% 5/15/45 (d)	2,180,000	1,285,007
Series 2012-CR5 Class D, 4.4749% 12/10/45 (d)(f)	2,000,000	1,933,358
Series 2012-LC4:
Class C, 5.7628% 12/10/44 (f)	2,000,000	2,146,775
Class D, 5.7628% 12/10/44 (d)(f)	11,675,000	11,386,566
Series 2013-CCRE6 Class E, 4.3087% 3/10/46 (d)(f)	882,000	660,609
Series 2013-CR10 Class D, 4.9481% 8/10/46 (d)(f)	4,544,000	3,955,826
Series 2013-CR12 Class D, 5.2517% 10/10/46 (d)(f)	4,500,000	3,730,284
Series 2013-CR6 Class F, 4.3087% 3/10/46 (d)(f)	8,038,000	5,241,498
Series 2013-CR9 Class D, 4.3969% 7/10/45 (d)(f)	1,404,000	1,186,105
Series 2013-LC6 Class D, 4.4257% 1/10/46 (d)(f)	7,599,000	6,959,148
Series 2014-CR17:
Class D, 4.9587% 5/10/47 (d)(f)	2,500,000	2,184,461
Class E, 4.9587% 5/10/47 (d)(f)	3,098,000	2,145,464
Series 2014-UBS2 Class D, 5.0147% 3/10/47 (d)(f)	3,713,000	3,197,149
Series 2016-CD1 Class D, 2.9058% 8/10/49 (d)(f)	9,452,000	7,244,501
Series 2017-CD4 Class D, 3.3% 5/10/50 (d)	2,550,000	2,102,389
Commercial Mortgage Trust pass-thru certificates Series 2012-CR2:
Class D, 5.0019% 8/15/45 (d)(f)	4,500,000	4,501,175
Class E, 5.0019% 8/15/45 (d)(f)	8,000,000	7,788,247
Core Industrial Trust:
Series 2015-TEXW Class F, 3.977% 2/10/34 (d)(f)	10,945,000	10,582,323
Series 2015-WEST Class F, 4.3677% 2/10/37 (d)(f)	12,745,000	12,080,401
Credit Suisse First Boston Mortgage Securities Corp. Series 1998-C1 Class F, 6% 5/17/40 (d)	434,148	439,059
CSAIL Commercial Mortgage Trust Series 2017-C8 Class D, 4.47% 6/15/50 (d)	4,346,000	3,945,099
CSMC Trust:
floater Series 2015-DEAL:
Class E, 5.226% 4/15/29 (d)(f)	3,000,000	3,016,896
Class F, 5.976% 4/15/29 (d)(f)	7,803,000	7,835,504
Series 2016-MFF Class F, 8.4089% 11/15/33 (d)(f)	6,300,000	6,355,984
DBCCRE Mortgage Trust Series 2014-ARCP Class E, 5.099% 1/10/34 (d)(f)	10,853,000	9,894,955
DBUBS Mortgage Trust:
Series 2011-LC1A:
Class E, 5.8707% 11/10/46 (d)(f)	14,031,000	14,845,067
Class G, 4.652% 11/10/46 (d)	12,360,000	10,917,366
Series 2011-LC3A Class D, 5.5103% 8/10/44 (d)(f)	3,945,000	4,091,710
Freddie Mac:
pass-thru certificates:
Series K011 Class X3, 2.6639% 12/25/43 (f)(g)	12,206,096	984,552
Series K012 Class X3, 2.3287% 1/25/41 (f)(g)	20,724,865	1,490,972
Series K013 Class X3, 2.9089% 1/25/43 (f)(g)	14,360,000	1,321,061
Series KAIV Class X2, 3.6147% 6/25/46 (f)(g)	7,430,000	918,380
GAHR Commercial Mortgage Trust Series 2015-NRF:
Class DFX, 3.4949% 12/15/34 (d)(f)	1,700,000	1,725,065
Class EFX, 3.4949% 12/15/34 (d)(f)	9,364,000	9,384,988
Class FFX, 3.4949% 12/15/34 (d)(f)	14,402,000	14,260,165
Class GFX, 3.4949% 12/15/34 (d)(f)	4,248,000	4,094,767
GMAC Commercial Mortgage Securities, Inc. Series 1997-C2 Class G, 6.75% 4/15/29 (f)	165,878	167,127
GP Portfolio Trust Series 2014-GPP Class E, 5.2589% 2/15/27 (d)(f)	2,823,000	2,756,277
GS Mortgage Securities Corp. II Series 2010-C1:
Class D, 6.2011% 8/10/43 (d)(f)	1,966,000	2,032,710
Class E, 4% 8/10/43 (d)	3,770,000	3,604,408
GS Mortgage Securities Trust:
Series 2010-C2 Class D, 5.3561% 12/10/43 (d)(f)	3,000,000	3,081,928
Series 2011-GC5:
Class C, 5.5656% 8/10/44 (d)(f)	9,000,000	9,718,794
Class D, 5.5656% 8/10/44 (d)(f)	7,000,000	6,717,624
Class E, 5.5656% 8/10/44 (d)(f)	8,230,000	6,607,294
Class F, 4.5% 8/10/44 (d)	4,500,000	3,080,430
Series 2012-GC6:
Class C, 5.8407% 1/10/45 (d)(f)	3,600,000	3,887,256
Class D, 5.8407% 1/10/45 (d)(f)	4,165,000	3,997,695
Class E, 5% 1/10/45 (d)(f)	4,516,000	3,867,145
Series 2012-GCJ7:
Class C, 5.8971% 5/10/45 (f)	6,500,000	6,885,723
Class D, 5.8971% 5/10/45 (d)(f)	10,192,000	9,970,121
Class E, 5% 5/10/45 (d)	6,920,000	5,576,669
Series 2012-GCJ9 Class D, 4.9991% 11/10/45 (d)(f)	4,504,000	4,284,589
Series 2013-GC14 Class D, 4.9225% 8/10/46 (d)(f)	1,680,000	1,593,089
Series 2013-GC16:
Class D, 5.4975% 11/10/46 (d)(f)	3,750,000	3,573,573
Class F, 3.5% 11/10/46 (d)	7,303,000	5,106,883
Series 2014-NEW Class D, 3.79% 1/10/31 (d)	2,510,000	2,514,863
Series 2016-GS3 Class D, 2.728% 10/10/49 (d)	3,398,000	2,576,306
Series 2016-REMZ Class MZB, 7.727% 2/10/21 (d)	29,826,000	28,952,098
Series 2016-RENT:
Class E, 4.2022% 2/10/29 (d)(f)	1,609,000	1,622,924
Class F, 4.2022% 2/10/29 (d)(f)	15,890,000	14,934,854
Hilton U.S.A. Trust:
floater Series 2014-ORL Class E, 4.4089% 7/15/29 (d)(f)	7,241,000	7,281,961
Series 2016-HHV Class F, 4.3333% 11/5/38 (d)(f)	4,233,000	3,320,217
Series 2016-SFP Class F, 6.0801% 11/5/35 (d)	3,750,000	3,729,136
Home Partners of America Credit Trust Series 2017-1 Class F, 4.624% 7/17/34 (d)(f)	6,318,500	6,343,268
IMT Trust Series 2017-APTS:
Class EFX, 3.614% 6/15/34 (d)(f)	4,179,000	3,984,137
Class FFL, 3.85% 6/15/34 (d)(f)	1,638,000	1,640,249
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C23 Class UH5, 4.7094% 9/15/47 (d)	8,738,000	7,749,033
Series 2014-C26 Class D, 4.0686% 1/15/48 (d)(f)	3,398,000	2,897,275
JPMCC Commercial Mortgage Securities Trust Series 2016-JP4 Class D, 3.4619% 12/15/49 (d)	10,241,000	8,176,840
JPMDB Commercial Mortgage Securities Trust Series 2016-C4 Class D, 3.2246% 12/15/49 (d)(f)	7,388,000	5,755,799
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2003-C1 Class F, 5.6082% 1/12/37 (d)(f)	825,336	820,307
Series 2009-IWST:
Class C, 7.6935% 12/5/27 (d)(f)	3,000,000	3,354,514
Class D, 7.6935% 12/5/27 (d)(f)	9,550,000	10,537,505
Series 2010-CNTR:
Class D, 6.3899% 8/5/32 (d)(f)	4,500,000	4,855,415
Class XB, 1.1366% 8/5/32 (d)(f)(g)	32,655,000	812,773
Series 2012-CBX:
Class C, 5.3872% 6/15/45 (f)	4,530,000	4,787,300
Class E, 5.3872% 6/15/45 (d)(f)	4,635,000	4,682,807
Class F, 4% 6/15/45 (d)	8,192,000	6,565,851
Class G 4% 6/15/45 (d)	4,044,000	2,514,168
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2005-LDP2 Class E, 4.981% 7/15/42 (f)	2,517,000	2,538,534
Series 2011-C3:
Class E, 5.8007% 2/15/46 (d)(f)	3,205,000	3,205,487
Class H, 4.409% 2/15/46 (d)(f)	7,077,000	5,055,650
Series 2011-C4 Class F, 3.873% 7/15/46 (d)	1,400,000	1,172,672
Series 2013-LC11:
Class C, 3.9582% 4/15/46 (f)	848,000	839,942
Class D, 4.402% 4/15/46 (f)	7,672,000	7,049,825
Class E, 3.25% 4/15/46 (d)(f)	472,000	346,112
Class F, 3.25% 4/15/46 (d)(f)	2,518,000	1,448,420
Series 2014-DSTY Class E, 3.9314% 6/10/27 (d)(f)	2,752,000	2,589,619
Series 2015-UES Class F, 3.7417% 9/5/32 (d)(f)	5,432,000	5,326,157
JPMorgan Commercial Mortgage Finance Corp. Series 1999-C8 Class H, 6% 7/15/31 (d)	284,115	237,457
LSTAR Commercial Mortgage Trust Series 2014-2:
Class D, 5.0214% 1/20/41 (d)(f)	3,000,000	3,021,856
Class E, 5.0214% 1/20/41 (d)(f)	4,800,000	4,430,577
Merrill Lynch Mortgage Trust Series 2006-C1 Class AJ, 5.7514% 5/12/39 (f)	4,130,137	4,125,913
Mezz Capital Commercial Mortgage Trust Series 2004-C1 Class IO, 9.321% 1/15/37 (d)(f)(g)	126,097	4,918
Morgan Stanley BAML Trust:
Series 2012-C5 Class E, 4.1776% 8/15/45 (d)(f)	2,831,000	2,727,677
Series 2012-C6 Class D, 4.775% 11/15/45 (d)(f)	2,000,000	2,005,159
Series 2013-C12 Class D, 4.9233% 10/15/46 (d)(f)	3,250,000	3,082,457
Series 2013-C13:
Class D, 5.0533% 11/15/46 (d)(f)	5,221,000	4,962,821
Class E, 5.0533% 11/15/46 (d)(f)	3,379,000	2,647,784
Series 2013-C7:
Class D, 4.3979% 2/15/46 (d)(f)	5,650,000	5,257,151
Class E, 4.3979% 2/15/46 (d)(f)	1,000,000	762,319
Series 2013-C9:
Class C, 4.2037% 5/15/46 (f)	3,339,000	3,352,014
Class D, 4.2917% 5/15/46 (d)(f)	5,137,000	4,746,698
Series 2016-C30 Class D, 3% 9/15/49 (d)	5,408,000	4,051,522
Series 2016-C31 Class D, 3% 11/15/49 (d)(f)	1,500,000	1,079,352
Series 2016-C32 Class D, 3.396% 12/15/49 (d)	5,929,000	4,421,358
Morgan Stanley Capital I Trust:
sequential payer Series 2012-C4 Class E, 5.6014% 3/15/45 (d)(f)	7,294,000	6,440,089
Series 1997-RR Class F, 7.51% 4/30/39 (d)(f)	308,315	306,773
Series 1998-CF1 Class G, 7.35% 7/15/32 (d)	1,898,445	1,869,968
Series 2011-C1 Class C, 5.5876% 9/15/47 (d)(f)	4,000,000	4,359,075
Series 2011-C2:
Class D, 5.6658% 6/15/44 (d)(f)	4,887,000	5,089,658
Class E, 5.6658% 6/15/44 (d)(f)	12,150,000	11,569,718
Class F, 5.6658% 6/15/44 (d)(f)	4,440,000	3,789,169
Class XB, 0.6117% 6/15/44 (d)(f)(g)	63,708,222	1,180,399
Series 2011-C3:
Class C, 5.3268% 7/15/49 (d)(f)	2,000,000	2,147,534
Class D, 5.3268% 7/15/49 (d)(f)	7,400,000	7,650,973
Class E, 5.3268% 7/15/49 (d)(f)	832,000	829,107
Class G, 5.3268% 7/15/49 (d)(f)	3,902,000	3,308,601
Series 2012-C4 Class D, 5.6014% 3/15/45 (d)(f)	6,310,000	6,546,357
Series 2015-MS1 Class D, 4.1642% 5/15/48 (d)(f)	7,195,000	6,176,066
Series 2015-UBS8 Class D, 3.18% 12/15/48 (d)	5,013,000	3,975,855
Series 2016-BNK2 Class C, 3% 11/15/49 (d)	3,000,000	2,396,210
Motel 6 Trust Series 2015-MTL6:
Class E, 5.2785% 2/5/30 (d)	8,349,000	8,373,559
Class F, 5% 2/5/30 (d)	14,325,000	14,286,961
MSCG Trust Series 2016-SNR:
Class D, 6.55% 11/15/34 (d)	11,648,000	11,623,608
Class E, 6.8087% 11/15/34 (d)	11,364,000	10,700,836
MSJP Commercial Securities Mortgage Trust Series 2015-HAUL Class E, 5.0127% 9/5/47 (d)(f)	1,500,000	1,430,801
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (d)	4,427,444	5,441,329
SCG Trust Series 2013-SRP1 Class D, 4.5693% 11/15/26 (d)(f)	2,918,000	2,781,436
Starwood Retail Property Trust Series 2014-STAR Class D, 4.3771% 11/15/27 (d)(f)	2,500,000	2,405,574
TIAA Seasoned Commercial Mortgage Trust sequential payer Series 2007-C4 Class AJ, 5.4749% 8/15/39 (f)	289,282	291,982
UBS Commercial Mortgage Trust Series 2012-C1:
Class D, 5.7306% 5/10/45 (d)(f)	3,235,000	3,278,385
Class E, 5% 5/10/45 (d)(f)	6,339,000	5,380,085
Class F, 5% 5/10/45 (d)(f)	2,221,350	1,531,408
UBS-Citigroup Commercial Mortgage Trust Series 2011-C1 Class B, 6.2502% 1/10/45 (d)(f)	3,000,000	3,356,792
Vornado DP LLC Series 2010-VNO Class D, 6.3555% 9/13/28 (d)	2,540,000	2,763,251
Wells Fargo Commercial Mortgage Trust:
Series 2012-LC5:
Class D, 4.9343% 10/15/45 (d)(f)	9,999,000	9,697,223
Class E, 4.9343% 10/15/45 (d)(f)	4,202,000	3,450,605
Series 2016-BNK1 Class D, 3% 8/15/49 (d)	6,979,000	5,625,584
Series 2016-C35 Class D, 3.142% 7/15/48 (d)	18,542,000	13,294,226
Series 2016-NXS6 Class D, 3.059% 11/15/49 (d)	5,094,000	3,844,758
Series 2017-C38 Class D, 3% 7/15/50(d)(f)	4,373,000	3,468,821
WF-RBS Commercial Mortgage Trust:
sequential payer Series 2011-C4I Class G, 5% 6/15/44 (d)	4,000,000	2,689,768
Series 2011-C3:
Class C, 5.335% 3/15/44 (d)	4,900,000	5,200,030
Class D, 5.8131% 3/15/44 (d)(f)	1,000,000	929,125
Class E, 5% 3/15/44 (d)	3,000,000	2,683,453
Series 2011-C5:
Class E, 5.8613% 11/15/44 (d)(f)	3,807,000	3,912,546
Class F, 5.25% 11/15/44 (d)(f)	3,000,000	2,606,678
Class G, 5.25% 11/15/44 (d)(f)	2,000,000	1,618,938
Series 2012-C10 Class E, 4.5944% 12/15/45 (d)(f)	4,090,000	3,072,141
Series 2012-C7:
Class D, 4.9849% 6/15/45 (d)(f)	2,380,000	2,309,043
Class F, 4.5% 6/15/45 (d)	2,000,000	1,477,172
Series 2012-C8 Class E, 5.0599% 8/15/45 (d)(f)	2,922,500	2,845,322
Series 2013-C11:
Class D, 4.3464% 3/15/45 (d)(f)	5,830,000	5,307,239
Class E, 4.3464% 3/15/45 (d)(f)	4,780,000	3,660,322
Series 2013-C13 Class D, 4.1386% 5/15/45 (d)(f)	4,000,000	3,714,274
Series 2013-C16 Class D, 5.1465% 9/15/46 (d)(f)	3,728,000	3,603,776
Series 2013-UBS1 Class D, 4.7796% 3/15/46 (d)(f)	4,589,000	4,298,681
WFCG Commercial Mortgage Trust floater Series 2015-BXRP:
Class F, 4.8474% 11/15/29 (d)(f)	5,152,378	5,168,529
Class G, 4.1471% 11/15/29 (d)(f)	8,859,793	8,711,965
WP Glimcher Mall Trust Series 2015-WPG:
Class PR1, 3.6332% 6/5/35 (d)(f)	6,725,000	5,181,332
Class PR2, 3.6332% 6/5/35 (d)(f)	2,541,000	1,851,380
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $820,764,876)		839,909,700

Bank Loan Obligations - 4.9%
CONSUMER DISCRETIONARY - 1.3%
Hotels, Restaurants & Leisure - 1.1%
Caesars Entertainment Resort Properties LLC Tranche B 1LN, term loan 4.7261% 10/11/20 (f)	8,975,350	9,053,884
Caesars Growth Properties Holdings LLC Tranche 1LN, term loan 4.2339% 5/8/21 (f)	6,069,367	6,113,370
Cooper Hotel Group 12% 11/6/17	13,002,431	13,002,431
ESH Hospitality, Inc. Tranche B, term loan 3.7339% 8/30/23 (f)	4,446,456	4,467,977
Four Seasons Holdings, Inc. Tranche B, term loan 3.7261% 11/30/23 (f)	2,965,100	2,988,257
La Quinta Intermediate Holdings LLC Tranche B LN, term loan 4.0539% 4/14/21 (f)	12,918,086	13,014,972
Playa Resorts Holding BV Tranche B, term loan 4.32% 4/27/24 (f)	2,650,000	2,658,984
Ryman Hospitality Properties, Inc. Tranche B, term loan 3.44% 5/11/24 (f)	3,346,613	3,363,346
		54,663,221
Multiline Retail - 0.2%
JC Penney Corp., Inc. Tranche B, term loan 5.4504% 6/23/23 (f)	10,979,944	10,907,916

TOTAL CONSUMER DISCRETIONARY		65,571,137

CONSUMER STAPLES - 0.3%
Food & Staples Retailing - 0.3%
Albertson's LLC Tranche B, term loan:
4.2511% 6/22/23 (f)	9,625,400	9,612,021
4.2933% 12/21/22 (f)	5,614,310	5,604,766
		15,216,787
ENERGY - 0.7%
Oil, Gas & Consumable Fuels - 0.7%
Moxie Patriot LLC Tranche B, term loan 7.0464% 12/19/20 (f)	19,948,919	18,386,320
Panda Temple Power, LLC term loan 7.2964% 4/3/19 (f)	13,940,928	12,662,963
TPF II Power LLC Tranche B, term loan 5.2261% 10/2/23 (f)	5,876,095	5,907,297
		36,956,580
FINANCIALS - 0.3%
Real Estate Management & Development - 0.2%
DTZ U.S. Borrower LLC Tranche B 1LN, term loan 4.4871% 11/4/21 (f)	12,449,029	12,511,274
Thrifts & Mortgage Finance - 0.1%
Ocwen Loan Servicing LLC Tranche B, term loan 6.2269% 12/5/20 (f)	4,488,000	4,468,387

TOTAL FINANCIALS		16,979,661

HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Community Health Systems, Inc. Tranche H, term loan 4.2127% 1/27/21 (f)	7,196,588	7,182,626
INDUSTRIALS - 0.1%
Commercial Services & Supplies - 0.1%
Lineage Logistics Holdings, LLC. Tranche B, term loan 4.7339% 4/7/21 (f)	3,870,000	3,873,638
REAL ESTATE - 1.3%
Equity Real Estate Investment Trusts (REITs) - 0.7%
Invitation Homes Operating Par term loan 2/6/22 (i)	25,000,000	23,750,000
iStar Financial, Inc. Tranche B, term loan 4.9756% 7/1/20 (f)	8,348,562	8,442,483
QCP SNF West (REIT) LLC Tranche B, term loan 6.4761% 10/31/22 (f)	6,756,050	6,764,495
		38,956,978
Real Estate Management & Development - 0.6%
Americold Realty Operating Partnership LP Tranche B, term loan 4.9839% 12/1/22 (f)	11,337,817	11,479,540
Capital Automotive LP Trahche B 1LN, term loan 4.24% 3/24/24 (f)	3,190,000	3,219,508
Simply Storage Management LLC 8.2375% 9/6/21 (f)	16,974,000	16,974,000
		31,673,048

TOTAL REAL ESTATE		70,630,026

UTILITIES - 0.8%
Electric Utilities - 0.4%
Calpine Construction Finance Co. LP Tranche B 2LN, term loan 3.73% 1/31/22 (f)	7,157,615	7,144,230
Dayton Power & Light Co. Tranche B 1LN, term loan 4.48% 8/24/22 (f)	3,999,900	4,049,899
Lightstone Holdco LLC:
Tranche B, term loan 5.7261% 1/30/24 (f)	5,116,993	5,074,061
Tranche C, term loan 5.7339% 1/30/24 (f)	318,841	316,166
Southeast Powergen LLC Tranche B, term loan 4.8% 12/2/21 (f)	2,603,800	2,495,300
		19,079,656
Independent Power and Renewable Electricity Producers - 0.4%
APLP Holdings LP Tranche B, term loan 5.4761% 4/13/23 (f)	6,293,944	6,372,619
Dynegy, Inc. Tranche C, term loan 4.4839% 2/7/24 (f)	1,685,775	1,693,513
MRP Generation Holdings LLC Tranche B, term loan 8.2964% 10/18/22 (f)	14,630,967	13,606,800
		21,672,932

TOTAL UTILITIES		40,752,588

TOTAL BANK LOAN OBLIGATIONS
(Cost $258,473,444)		257,163,043

Preferred Securities - 0.0%
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Crest Dartmouth Street 2003 1 Ltd. Series 2003-1A Class PS, 6/28/38 (d)	1,220,000	122
Thrifts & Mortgage Finance - 0.0%
Crest Clarendon Street 2002-1 Ltd. Series 2002-1A Class PS, 12/28/35 (d)	500,000	87,500

TOTAL FINANCIALS		87,622

	Shares	Value

Money Market Funds - 6.9%
Fidelity Cash Central Fund, 1.11% (j)	343,838,494	343,907,262
Fidelity Securities Lending Cash Central Fund 1.11% (j)(k)	21,283,650	21,285,779
TOTAL MONEY MARKET FUNDS
(Cost $365,132,792)		365,193,041
TOTAL INVESTMENT PORTFOLIO - 101.2%
(Cost $4,875,074,139)		5,352,001,726
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(62,651,901)
NET ASSETS - 100%		$5,289,349,825

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Affiliated company

 (c) Non-income producing

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,120,939,800 or 21.2% of net assets.

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (g) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,115 or 0.0% of net assets.

 (i) The coupon rate will be determined upon settlement of the loan after period end.

 (j) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (k) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Fannie Mae REMIC Trust Series 2001-W3 subordinate REMIC pass thru certificates, Class B3, 7% 9/25/41	5/21/03	$27,375
Fannie Mae REMIC Trust Series 2003-W1 subordinate REMIC pass thru certificates, Class B3, 3.8468% 12/25/42	3/25/03	$52,911

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$2,540,011
Fidelity Securities Lending Cash Central Fund	88,609
Total	$2,628,620

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Acadia Realty Trust (SBI)	$143,091,015	$11,893,636	$--	$3,082,096	$124,832,133
Arbor Realty Trust, Inc.	21,868,468	--	8,855,970	1,605,140	--
Arbor Realty Trust, Inc. 7.375%	11,010,570	549,637	--	796,348	--
Arbor Realty Trust, Inc. Series A, 8.25%	4,785,843	--	--	389,996	--
Arbor Realty Trust, Inc. Series B, 7.75%	6,000,000	--	--	465,000	--
Arbor Realty Trust, Inc. Series C, 8.50%	2,575,000	--	--	212,500	--
Great Ajax Corp.	19,621,115	2,197,581	--	104,075	21,962,447
Great Ajax Corp. 7.25%	--	4,500,000	--	72,500	4,545,000
Total	$208,952,011	$19,140,854	$8,855,970	$6,727,655	$151,339,580

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$30,823,985	$30,674,343	$--	$149,642
Financials	673,234,519	668,689,519	4,545,000	--
Real Estate	1,973,045,514	1,921,953,447	51,092,067	--
Utilities	3,510,251	3,510,251	--	--
Corporate Bonds	1,116,709,740	--	1,116,709,740	--
Asset-Backed Securities	83,883,276	--	83,748,872	134,404
Collateralized Mortgage Obligations	8,441,035	--	8,354,203	86,832
Commercial Mortgage Securities	839,909,700	--	838,461,280	1,448,420
Bank Loan Obligations	257,163,043	--	203,436,612	53,726,431
Preferred Securities	87,622	--	--	87,622
Money Market Funds	365,193,041	365,193,041	--	--
Total Investments in Securities:	$5,352,001,726	$2,990,020,601	$2,306,347,774	$55,633,351

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Bank Loan Obligations
Beginning Balance	$13,237,727
Net Realized Gain (Loss) on Investment Securities	(1,236)
Net Unrealized Gain (Loss) on Investment Securities	(168,048)
Cost of Purchases	40,958,158
Proceeds of Sales	(104,230)
Amortization/Accretion	(195,940)
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$53,726,431
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2017	$(168,048)
Other Investments in Securities
Beginning Balance	$21,177,408
Net Realized Gain (Loss) on Investment Securities	(1,996,609)
Net Unrealized Gain (Loss) on Investment Securities	5,401,633
Cost of Purchases	409,730
Proceeds of Sales	(9,447,299)
Amortization/Accretion	(114,023)
Transfers into Level 3	65,254
Transfers out of Level 3	(13,589,174)
Ending Balance	$1,906,920
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2017	$91,514

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

U.S. Government and U.S. Government Agency Obligations	0.0%
AAA,AA,A	1.8%
BBB	11.2%
BB	7.9%
B	9.6%
CCC,CC,C	1.1%
Not Rated	12.0%
Equities	50.7%
Short-Term Investments and Net Other Assets	5.7%
100.0%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2017
Assets
Investment in securities, at value (including securities loaned of $20,594,426) — See accompanying schedule: Unaffiliated issuers (cost $4,386,001,547)	$4,835,469,105
Fidelity Central Funds (cost $365,132,792)	365,193,041
Other affiliated issuers (cost $123,939,800)	151,339,580
Total Investments (cost $4,875,074,139)		$5,352,001,726
Cash		190,633
Receivable for investments sold		2,744,170
Receivable for fund shares sold		7,280,344
Dividends receivable		2,774,555
Interest receivable		21,120,269
Distributions receivable from Fidelity Central Funds		374,164
Other receivables		23,907
Total assets		5,386,509,768
Liabilities
Payable for investments purchased
Regular delivery	$56,133,422
Delayed delivery	8,430,000
Payable for fund shares redeemed	7,621,679
Accrued management fee	2,375,686
Distribution and service plan fees payable	326,151
Other affiliated payables	883,623
Other payables and accrued expenses	102,665
Collateral on securities loaned	21,286,717
Total liabilities		97,159,943
Net Assets		$5,289,349,825
Net Assets consist of:
Paid in capital		$4,741,214,905
Undistributed net investment income		40,995,155
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		30,211,983
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		476,927,782
Net Assets		$5,289,349,825
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($355,400,133 ÷ 28,849,767 shares)		$12.32
Maximum offering price per share (100/96.00 of $12.32)		$12.83
Class M:
Net Asset Value and redemption price per share ($64,157,774 ÷ 5,205,934 shares)		$12.32
Maximum offering price per share (100/96.00 of $12.32)		$12.83
Class C:
Net Asset Value and offering price per share ($287,597,543 ÷ 23,575,341 shares)(a)		$12.20
Real Estate Income:
Net Asset Value, offering price and redemption price per share ($2,630,901,497 ÷ 212,464,896 shares)		$12.38
Class I:
Net Asset Value, offering price and redemption price per share ($1,951,292,878 ÷ 158,086,472 shares)		$12.34

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2017
Investment Income
Dividends (including $6,727,655 earned from other affiliated issuers)		$122,720,702
Interest		127,177,001
Income from Fidelity Central Funds		2,628,620
Total income		252,526,323
Expenses
Management fee	$27,047,169
Transfer agent fees	9,189,284
Distribution and service plan fees	4,187,498
Accounting and security lending fees	1,366,586
Custodian fees and expenses	59,459
Independent trustees' fees and expenses	19,933
Registration fees	231,810
Audit	200,562
Legal	25,402
Miscellaneous	42,027
Total expenses before reductions	42,369,730
Expense reductions	(114,268)	42,255,462
Net investment income (loss)		210,270,861
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	37,056,100
Fidelity Central Funds	(1,809)
Other affiliated issuers	(158,741)
Foreign currency transactions	20,259
Total net realized gain (loss)		36,915,809
Change in net unrealized appreciation (depreciation) on:
Investment securities	22,370,991
Assets and liabilities in foreign currencies	(73)
Total change in net unrealized appreciation (depreciation)		22,370,918
Net gain (loss)		59,286,727
Net increase (decrease) in net assets resulting from operations		$269,557,588

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2017	Year ended July 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$210,270,861	$190,082,914
Net realized gain (loss)	36,915,809	46,437,923
Change in net unrealized appreciation (depreciation)	22,370,918	237,828,730
Net increase (decrease) in net assets resulting from operations	269,557,588	474,349,567
Distributions to shareholders from net investment income	(202,922,557)	(185,109,460)
Distributions to shareholders from net realized gain	(32,383,930)	(51,815,852)
Total distributions	(235,306,487)	(236,925,312)
Share transactions - net increase (decrease)	397,445,047	302,433,412
Redemption fees	449,735	329,841
Total increase (decrease) in net assets	432,145,883	540,187,508
Net Assets
Beginning of period	4,857,203,942	4,317,016,434
End of period	$5,289,349,825	$4,857,203,942
Other Information
Undistributed net investment income end of period	$40,995,155	$37,962,753

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Real Estate Income Fund Class A

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.25	$11.66	$11.86	$11.67	$11.26
Income from Investment Operations
Net investment income (loss)A	.49	.49	.52	.49	.54
Net realized and unrealized gain (loss)	.14	.73	.02	.44	.60
Total from investment operations	.63	1.22	.54	.93	1.14
Distributions from net investment income	(.48)	(.48)	(.52)	(.50)	(.53)
Distributions from net realized gain	(.08)	(.14)	(.21)	(.24)	(.20)
Total distributions	(.56)	(.63)B	(.74)C	(.74)	(.73)
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$12.32	$12.25	$11.66	$11.86	$11.67
Total ReturnE,F	5.37%	11.01%	4.65%	8.49%	10.45%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.03%	1.03%	1.04%	1.06%	1.08%
Expenses net of fee waivers, if any	1.03%	1.03%	1.03%	1.05%	1.08%
Expenses net of all reductions	1.02%	1.03%	1.03%	1.05%	1.07%
Net investment income (loss)	4.08%	4.29%	4.40%	4.28%	4.62%
Supplemental Data
Net assets, end of period (000 omitted)	$355,400	$548,649	$495,462	$442,271	$378,269
Portfolio turnover rateI	22%	26%	19%	29%	26%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.63 per share is comprised of distributions from net investment income of $.483 and distributions from net realized gain of $.142 per share.

 C Total distributions of $.74 per share is comprised of distributions from net investment income of $.523 and distributions from net realized gain of $.212 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Real Estate Income Fund Class M

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.26	$11.66	$11.86	$11.67	$11.26
Income from Investment Operations
Net investment income (loss)A	.49	.49	.51	.49	.54
Net realized and unrealized gain (loss)	.13	.73	.02	.43	.60
Total from investment operations	.62	1.22	.53	.92	1.14
Distributions from net investment income	(.48)	(.48)	(.52)	(.50)	(.53)
Distributions from net realized gain	(.08)	(.14)	(.21)	(.24)	(.20)
Total distributions	(.56)	(.62)	(.73)	(.73)B	(.73)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$12.32	$12.26	$11.66	$11.86	$11.67
Total ReturnD,E	5.26%	11.06%	4.62%	8.44%	10.42%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.06%	1.07%	1.06%	1.08%	1.08%
Expenses net of fee waivers, if any	1.06%	1.07%	1.06%	1.08%	1.08%
Expenses net of all reductions	1.05%	1.06%	1.06%	1.07%	1.08%
Net investment income (loss)	4.05%	4.26%	4.37%	4.26%	4.61%
Supplemental Data
Net assets, end of period (000 omitted)	$64,158	$59,788	$55,424	$48,164	$46,198
Portfolio turnover rateH	22%	26%	19%	29%	26%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.73 per share is comprised of distributions from net investment income of $.496 and distributions from net realized gain of $.236 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Real Estate Income Fund Class C

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.14	$11.55	$11.77	$11.59	$11.20
Income from Investment Operations
Net investment income (loss)A	.40	.40	.43	.40	.45
Net realized and unrealized gain (loss)	.13	.73	.01	.43	.60
Total from investment operations	.53	1.13	.44	.83	1.05
Distributions from net investment income	(.39)	(.40)	(.45)	(.42)	(.46)
Distributions from net realized gain	(.08)	(.14)	(.21)	(.24)	(.20)
Total distributions	(.47)	(.54)	(.66)	(.65)B	(.66)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$12.20	$12.14	$11.55	$11.77	$11.59
Total ReturnD,E	4.54%	10.29%	3.82%	7.66%	9.66%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.78%	1.79%	1.79%	1.79%	1.81%
Expenses net of fee waivers, if any	1.78%	1.78%	1.78%	1.79%	1.81%
Expenses net of all reductions	1.78%	1.78%	1.78%	1.79%	1.81%
Net investment income (loss)	3.32%	3.54%	3.65%	3.54%	3.88%
Supplemental Data
Net assets, end of period (000 omitted)	$287,598	$289,430	$291,387	$246,306	$204,012
Portfolio turnover rateH	22%	26%	19%	29%	26%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.65 per share is comprised of distributions from net investment income of $.417 and distributions from net realized gain of $.236 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Real Estate Income Fund

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.31	$11.71	$11.91	$11.71	$11.29
Income from Investment Operations
Net investment income (loss)A	.52	.52	.54	.52	.57
Net realized and unrealized gain (loss)	.14	.73	.02	.44	.60
Total from investment operations	.66	1.25	.56	.96	1.17
Distributions from net investment income	(.51)	(.51)	(.55)	(.53)	(.55)
Distributions from net realized gain	(.08)	(.14)	(.21)	(.24)	(.20)
Total distributions	(.59)	(.65)	(.76)	(.76)B	(.75)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$12.38	$12.31	$11.71	$11.91	$11.71
Total ReturnD	5.60%	11.29%	4.84%	8.78%	10.71%
Ratios to Average Net AssetsE,F
Expenses before reductions	.78%	.82%	.83%	.83%	.84%
Expenses net of fee waivers, if any	.78%	.81%	.82%	.83%	.84%
Expenses net of all reductions	.77%	.81%	.82%	.83%	.84%
Net investment income (loss)	4.33%	4.51%	4.61%	4.50%	4.85%
Supplemental Data
Net assets, end of period (000 omitted)	$2,630,901	$2,719,387	$2,561,268	$2,627,382	$2,884,545
Portfolio turnover rateG	22%	26%	19%	29%	26%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.76 per share is comprised of distributions from net investment income of $.525 and distributions from net realized gain of $.236 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Real Estate Income Fund Class I

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.27	$11.68	$11.88	$11.69	$11.28
Income from Investment Operations
Net investment income (loss)A	.52	.52	.55	.52	.57
Net realized and unrealized gain (loss)	.14	.73	.02	.44	.60
Total from investment operations	.66	1.25	.57	.96	1.17
Distributions from net investment income	(.51)	(.52)	(.55)	(.53)	(.56)
Distributions from net realized gain	(.08)	(.14)	(.21)	(.24)	(.20)
Total distributions	(.59)	(.66)	(.77)B	(.77)	(.76)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$12.34	$12.27	$11.68	$11.88	$11.69
Total ReturnD	5.66%	11.30%	4.92%	8.76%	10.72%
Ratios to Average Net AssetsE,F
Expenses before reductions	.76%	.77%	.77%	.78%	.80%
Expenses net of fee waivers, if any	.76%	.77%	.77%	.78%	.80%
Expenses net of all reductions	.76%	.76%	.77%	.78%	.80%
Net investment income (loss)	4.34%	4.56%	4.66%	4.55%	4.89%
Supplemental Data
Net assets, end of period (000 omitted)	$1,951,293	$1,239,950	$913,475	$809,854	$610,045
Portfolio turnover rateG	22%	26%	19%	29%	26%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.77 per share is comprised of distributions from net investment income of $.554 and distributions from net realized gain of $.212 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2017

1. Organization.

Fidelity Real Estate Income Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C, Real Estate Income and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations and commercial mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2017, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. For certain lower credit quality securitized assets that have contractual cash flows (for example, asset backed securities, collateralized mortgage obligations and commercial mortgage-backed securities), changes in estimated cash flows are periodically evaluated and the estimated yield is adjusted on a prospective basis, resulting in increases or decreases to Interest Income in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Underlying Funds, foreign currency transactions, passive foreign investment companies (PFIC), market discount, equity-debt classifications, certain conversion ratio adjustments, partnerships and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$542,609,593
Gross unrealized depreciation	(66,108,235)
Net unrealized appreciation (depreciation) on securities	$476,501,358
Tax Cost	$4,875,500,368

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$52,677,147
Undistributed long-term capital gain	$19,438,295
Net unrealized appreciation (depreciation) on securities and other investments	$476,501,553

The tax character of distributions paid was as follows:

	July 31, 2017	July 31, 2016
Ordinary Income	$202,922,557	$ 185,109,460
Long-term Capital Gains	32,383,930	51,815,852
Total	$235,306,487	$ 236,925,312

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,419,678,032 and $1,007,824,342, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,154,727	$–
Class M	-%	.25%	154,230	–
Class C	.75%	.25%	2,878,541	485,505
			$4,187,498	$485,505

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$75,516
Class M	11,943
Class C(a)	26,767
$114,226

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$876,623.19
Class M	136,176.22
Class C	553,741.19
Real Estate Income	4,977,879.19
Class I	2,644,865.17
	$9,189,284

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $29,297 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $16,055 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $1,796,865. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $88,609, including $22,154 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $59,560 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $11,761.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $42,947.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2017	Year ended July 31, 2016
From net investment income
Class A	$19,398,648	$20,776,428
Class M	2,428,967	2,323,930
Class C	9,371,104	9,744,417
Real Estate Income	109,435,619	111,450,147
Class I	62,288,219	40,814,538
Total	$202,922,557	$185,109,460
From net realized gain
Class A	$3,567,509	$6,008,082
Class M	398,948	680,042
Class C	1,939,550	3,527,228
Real Estate Income	17,827,432	30,805,486
Class I	8,650,491	10,795,014
Total	$32,383,930	$51,815,852

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2017	Year ended July 31, 2016	Year ended July 31, 2017	Year ended July 31, 2016
Class A
Shares sold	12,839,240	15,526,418	$153,895,562	$176,978,857
Reinvestment of distributions	1,848,521	2,217,782	21,908,312	24,934,959
Shares redeemed	(30,631,418)	(15,457,212)	(367,310,909)	(176,322,303)
Net increase (decrease)	(15,943,657)	2,286,988	$(191,507,035)	$25,591,513
Class M
Shares sold	1,228,326	1,214,951	$14,708,870	$13,936,304
Reinvestment of distributions	221,980	246,897	2,637,477	2,775,517
Shares redeemed	(1,122,766)	(1,335,803)	(13,419,214)	(15,332,670)
Net increase (decrease)	327,540	126,045	$3,927,133	$1,379,151
Class C
Shares sold	5,359,653	4,854,016	$63,747,841	$55,310,329
Reinvestment of distributions	858,380	1,043,618	10,109,093	11,628,023
Shares redeemed	(6,493,102)	(7,264,769)	(77,061,823)	(81,984,542)
Net increase (decrease)	(275,069)	(1,367,135)	$(3,204,889)	$(15,046,190)
Real Estate Income
Shares sold	47,554,214	54,340,979	$573,422,929	$625,193,342
Reinvestment of distributions	9,324,516	11,080,986	111,248,966	125,130,837
Shares redeemed	(65,327,473)	(63,200,104)	(784,201,096)	(728,426,852)
Net increase (decrease)	(8,448,743)	2,221,861	$(99,529,201)	$21,897,327
Class I
Shares sold	91,593,798	51,672,151	$1,102,392,455	$597,272,677
Reinvestment of distributions	4,455,256	3,437,483	53,081,868	38,745,091
Shares redeemed	(38,982,165)	(32,289,301)	(467,715,284)	(367,406,157)
Net increase (decrease)	57,066,889	22,820,333	$687,759,039	$268,611,611

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Real Estate Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Real Estate Income Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Real Estate Income Fund as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 19, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 142 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2017 to July 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2017	Ending Account Value July 31, 2017	Expenses Paid During Period-B February 1, 2017 to July 31, 2017
Class A	1.03%
Actual		$1,000.00	$1,056.50	$5.25
Hypothetical-C		$1,000.00	$1,019.69	$5.16
Class M	1.05%
Actual		$1,000.00	$1,055.60	$5.35
Hypothetical-C		$1,000.00	$1,019.59	$5.26
Class C	1.77%
Actual		$1,000.00	$1,052.20	$9.01
Hypothetical-C		$1,000.00	$1,016.02	$8.85
Real Estate Income	.77%
Actual		$1,000.00	$1,057.40	$3.93
Hypothetical-C		$1,000.00	$1,020.98	$3.86
Class I	.75%
Actual		$1,000.00	$1,056.80	$3.82
Hypothetical-C		$1,000.00	$1,021.08	$3.76

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Real Estate Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Real Estate Income Fund
Class A	09/11/17	09/08/17	$0.120	$0.066
Class M	09/11/17	09/08/17	$0.119	$0.066
Class C	09/11/17	09/08/17	$0.097	$0.066
Fidelity Real Estate Income	09/11/17	09/08/17	$0.128	$0.066
Class I	09/11/17	09/08/17	$0.129	$0.066

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2017, $21,468,790, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.14% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Real Estate Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Real Estate Income Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Real Estate Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2016.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity® Dividend Growth Fund Class K Annual Report July 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2017	Past 1 year	Past 5 years	Past 10 years
Class K	13.16%	13.20%	6.83%

 The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Dividend Growth Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Dividend Growth Fund - Class K on July 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

See previous page for additional information regarding the performance of Class K.

Period Ending Values
$19,362	Fidelity® Dividend Growth Fund - Class K
$21,073	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.04% for the year ending July 31, 2017, rising sharply following the November election and continuing to rally through the end of February on optimism for President Trump’s pro-business agenda. Equity markets leveled off, however, as the fledgling administration faced the first test of its domestic agenda. Stocks reacted with uncertainty to efforts by Congress in March to repeal and replace the Affordable Care Act, and then reverted upward through July 31. Growth stocks surged ahead of value, while small-caps’ advantage over large-caps narrowed. Sector-wise, financials (+36%) fared best, riding an uptick in bond yields and a surge in banks, particularly post-election. Information technology gained 29%, as a handful of major index constituents posted stellar returns. Industrials (+18%) was boosted by a call for increased infrastructure spending. Consumer discretionary (+14%) slightly lagged the broader market because brick-and-mortar retailers continued to suffer from increased online competition. Energy (0%) was hurt by low oil prices. Utilities (+6%), consumer staples (+4%), telecommunication services (-7%) and real estate (-2%) all struggled amid an improved backdrop for riskier assets that curbed demand for dividend-rich sectors, as well as the likelihood of further interest rate hikes later in 2017.

Comments from Lead Portfolio Manager Ramona Persaud:  For the year, the fund's shares classes advance about 13%, lagging the benchmark S&P 500® index. Investors' increasing appetite for more-cyclical, riskier investments for most of the period held back the fund's performance versus the benchmark, as the portfolio managers typically focus on quality and value factors. From a sector perspective, our health care selections dragged most on relative results. A non-benchmark investment in Teva Pharmaceutical Industries was the fund’s largest individual detractor, returning -38% due to market fear about generic-drug price deflation, among other factors. We closed our position here by period end. Picks in consumer discretionary also disappointed, especially retailing stocks. Here, an overweighting in auto-parts seller AutoZone (-34%) hurt, as did our stake in L Brands. Shares of L Brands returned -35% for the year, owing in large part to the company’s Victoria’s Secret brand repositioning. On the positive side, several bank stocks finished among the fund’s top relative contributors. Investors expected higher interest rates and new regulatory reforms to boost bank profits. Accordingly, Bank of America and JPMorgan Chase – two of the fund’s biggest positions the past year – outperformed, as did our stake in Citigroup and others. Citigroup was not held in the fund at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On April 8, 2017, Gordon Scott became the fund’s co-manager, a post he will hold through December 31, 2017, at which time he will become sole portfolio manager.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	4.0	4.5
Microsoft Corp.	3.5	3.3
Johnson & Johnson	3.4	3.1
JPMorgan Chase & Co.	2.9	2.7
Alphabet, Inc. Class C	2.8	3.1
Wells Fargo & Co.	2.4	2.7
Chevron Corp.	2.4	2.5
Exxon Mobil Corp.	2.2	2.5
Bank of America Corp.	2.0	2.6
Amgen, Inc.	2.0	1.5
	27.6

Top Five Market Sectors as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	19.5	19.6
Financials	15.6	18.5
Health Care	14.5	11.1
Consumer Staples	11.2	12.0
Industrials	10.8	7.7

Asset Allocation (% of fund's net assets)

As of July 31, 2017 *
Stocks	96.3%
Convertible Securities	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	3.6%

 * Foreign investments - 12.0%

As of January 31, 2017*
Stocks	94.8%
Convertible Securities	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	5.1%

 * Foreign investments - 12.5%

Investments July 31, 2017

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 8.5%
Auto Components - 0.3%
Delphi Automotive PLC	177,100	$16,013
The Goodyear Tire & Rubber Co.	207,600	6,541
		22,554
Diversified Consumer Services - 0.1%
Service Corp. International	237,100	8,234
Hotels, Restaurants & Leisure - 2.0%
Cedar Fair LP (depositary unit)	487,197	33,831
Las Vegas Sands Corp.	338,800	20,873
McDonald's Corp.	592,000	91,843
		146,547
Household Durables - 0.2%
Lennar Corp. Class A	310,300	16,272
Media - 3.1%
Charter Communications, Inc. Class A (a)	159,600	62,549
Cinemark Holdings, Inc.	94,800	3,688
Comcast Corp. Class A	3,243,692	131,207
Interpublic Group of Companies, Inc.	68,800	1,487
Omnicom Group, Inc.	319,000	25,118
Twenty-First Century Fox, Inc. Class A	268,300	7,808
		231,857
Multiline Retail - 0.4%
Dollar General Corp.	307,600	23,119
Dollar Tree, Inc. (a)	105,200	7,583
		30,702
Specialty Retail - 1.9%
AutoZone, Inc. (a)	85,900	46,371
Foot Locker, Inc.	577,979	27,275
L Brands, Inc.	366,200	16,988
Ross Stores, Inc.	522,200	28,888
TJX Companies, Inc.	266,900	18,766
		138,288
Textiles, Apparel & Luxury Goods - 0.5%
VF Corp.	570,200	35,461

TOTAL CONSUMER DISCRETIONARY		629,915

CONSUMER STAPLES - 11.2%
Beverages - 5.2%
Anheuser-Busch InBev SA NV	241,600	29,145
Constellation Brands, Inc. Class A (sub. vtg.)	246,300	47,622
Dr. Pepper Snapple Group, Inc.	524,408	47,805
Molson Coors Brewing Co. Class B	729,000	64,866
PepsiCo, Inc.	909,800	106,092
The Coca-Cola Co.	2,034,138	93,245
		388,775
Food & Staples Retailing - 0.9%
CVS Health Corp.	320,200	25,594
Kroger Co.	1,363,118	33,424
Wal-Mart Stores, Inc.	93,200	7,455
		66,473
Food Products - 1.3%
General Mills, Inc.	404,100	22,492
Hilton Food Group PLC	1,632,905	14,553
Ingredion, Inc.	136,100	16,784
The J.M. Smucker Co.	101,300	12,348
The Kraft Heinz Co.	350,000	30,611
		96,788
Household Products - 2.0%
Colgate-Palmolive Co.	396,400	28,620
Procter & Gamble Co.	1,297,309	117,822
		146,442
Personal Products - 0.5%
Coty, Inc. Class A	1,753,363	35,909
Tobacco - 1.3%
British American Tobacco PLC:
(United Kingdom)	1,017,474	63,293
sponsored ADR	534,344	33,407
		96,700

TOTAL CONSUMER STAPLES		831,087

ENERGY - 7.4%
Oil, Gas & Consumable Fuels - 7.4%
Chevron Corp.	1,640,800	179,159
ConocoPhillips Co.	665,900	30,212
Exxon Mobil Corp.	2,004,297	160,424
Imperial Oil Ltd.	1,450,700	41,633
Phillips 66 Co.	542,600	45,443
PrairieSky Royalty Ltd.	821,300	20,395
Suncor Energy, Inc.	1,861,900	60,737
Valero Energy Corp.	166,200	11,463
		549,466
FINANCIALS - 15.6%
Banks - 9.9%
Bank of America Corp.	6,147,317	148,273
JPMorgan Chase & Co.	2,348,635	215,605
PacWest Bancorp	886,300	42,560
SunTrust Banks, Inc.	549,000	31,452
U.S. Bancorp	2,165,569	114,299
Wells Fargo & Co.	3,343,793	180,364
		732,553
Capital Markets - 2.2%
Brookfield Asset Management, Inc. Class A	66,100	2,571
CBOE Holdings, Inc.	202,700	19,161
Diamond Hill Investment Group, Inc.	93,338	18,434
KKR & Co. LP	381,800	7,399
MSCI, Inc.	467,700	50,956
S&P Global, Inc.	361,527	55,527
TD Ameritrade Holding Corp.	272,400	12,457
		166,505
Consumer Finance - 0.0%
Imperial Holdings, Inc. warrants 4/11/19 (a)	48,012	0
Diversified Financial Services - 1.3%
Berkshire Hathaway, Inc. Class B (a)	537,300	94,011
Insurance - 2.2%
Chubb Ltd.	476,300	69,759
Marsh & McLennan Companies, Inc.	472,900	36,872
The Travelers Companies, Inc.	467,700	59,908
		166,539

TOTAL FINANCIALS		1,159,608

HEALTH CARE - 14.5%
Biotechnology - 2.6%
Alexion Pharmaceuticals, Inc. (a)	129,500	17,786
Amgen, Inc.	848,510	148,073
Gilead Sciences, Inc.	405,628	30,864
		196,723
Health Care Equipment & Supplies - 3.7%
Becton, Dickinson & Co.	245,300	49,403
Boston Scientific Corp. (a)	1,430,200	38,072
Danaher Corp.	919,192	74,905
Medtronic PLC	1,313,503	110,295
		272,675
Health Care Providers & Services - 1.0%
Anthem, Inc.	331,700	61,766
Quest Diagnostics, Inc.	136,000	14,730
		76,496
Health Care Technology - 0.2%
CompuGroup Medical AG	193,722	11,549
Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific, Inc.	42,400	7,442
Pharmaceuticals - 6.9%
Allergan PLC	318,100	80,266
Bristol-Myers Squibb Co.	284,500	16,188
GlaxoSmithKline PLC	2,304,006	45,866
Johnson & Johnson	1,889,843	250,820
Pfizer, Inc.	2,428,100	80,516
Sanofi SA	420,762	40,094
		513,750

TOTAL HEALTH CARE		1,078,635

INDUSTRIALS - 10.8%
Aerospace & Defense - 2.4%
BWX Technologies, Inc.	273,100	14,387
General Dynamics Corp.	317,100	62,256
Rockwell Collins, Inc.	339,400	36,156
United Technologies Corp.	559,600	66,352
		179,151
Air Freight & Logistics - 0.8%
C.H. Robinson Worldwide, Inc.	57,000	3,739
United Parcel Service, Inc. Class B	471,400	51,991
		55,730
Airlines - 0.3%
Delta Air Lines, Inc.	405,500	20,015
Commercial Services & Supplies - 0.3%
Deluxe Corp.	339,100	24,483
Electrical Equipment - 1.6%
AMETEK, Inc.	1,277,000	78,638
Fortive Corp.	637,946	41,301
		119,939
Industrial Conglomerates - 3.2%
General Electric Co.	4,452,600	114,031
Honeywell International, Inc.	538,000	73,233
Roper Technologies, Inc.	214,144	49,780
		237,044
Machinery - 0.9%
Caterpillar, Inc.	275,300	31,370
Snap-On, Inc.	238,400	36,761
		68,131
Professional Services - 0.1%
Recruit Holdings Co. Ltd.	433,200	7,501
Road & Rail - 1.0%
Union Pacific Corp.	751,400	77,364
Trading Companies & Distributors - 0.2%
Fastenal Co.	333,900	14,344

TOTAL INDUSTRIALS		803,702

INFORMATION TECHNOLOGY - 19.5%
Communications Equipment - 1.4%
Cisco Systems, Inc.	3,213,086	101,052
Electronic Equipment & Components - 0.1%
TE Connectivity Ltd.	135,700	10,909
Internet Software & Services - 2.8%
Alphabet, Inc. Class C (a)	225,706	210,019
IT Services - 3.8%
Accenture PLC Class A	795,400	102,463
CSRA, Inc.	160,252	5,226
Fidelity National Information Services, Inc.	770,350	70,271
PayPal Holdings, Inc. (a)	436,000	25,528
The Western Union Co.	393,100	7,764
Total System Services, Inc.	1,175,200	74,578
		285,830
Semiconductors & Semiconductor Equipment - 1.5%
Intel Corp.	996,500	35,346
KLA-Tencor Corp.	127,300	11,792
Qualcomm, Inc.	1,161,583	61,785
		108,923
Software - 5.9%
Activision Blizzard, Inc.	529,822	32,732
Constellation Software, Inc.	14,800	7,973
Micro Focus International PLC	2,004,102	59,045
Microsoft Corp.	3,582,216	260,427
Oracle Corp.	1,365,300	68,169
SAP AG	86,836	9,195
		437,541
Technology Hardware, Storage & Peripherals - 4.0%
Apple, Inc.	1,996,918	297,005

TOTAL INFORMATION TECHNOLOGY		1,451,279

MATERIALS - 5.0%
Chemicals - 3.8%
E.I. du Pont de Nemours & Co.	1,163,900	95,684
LyondellBasell Industries NV Class A	988,500	89,054
Monsanto Co.	487,700	56,973
PPG Industries, Inc.	202,100	21,271
W.R. Grace & Co.	282,300	19,467
		282,449
Containers & Packaging - 1.2%
Ball Corp.	2,145,400	89,892

TOTAL MATERIALS		372,341

REAL ESTATE - 1.2%
Equity Real Estate Investment Trusts (REITs) - 1.2%
American Tower Corp.	629,700	85,847
TELECOMMUNICATION SERVICES - 1.8%
Diversified Telecommunication Services - 1.8%
AT&T, Inc.	2,141,800	83,530
Verizon Communications, Inc.	1,032,500	49,973
		133,503
UTILITIES - 0.8%
Electric Utilities - 0.8%
Exelon Corp.	1,324,500	50,781
Great Plains Energy, Inc.	376,000	11,603
		62,384
TOTAL COMMON STOCKS
(Cost $5,452,727)		7,157,767
	Principal Amount (000s)	Value (000s)

Convertible Bonds - 0.1%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Amyris, Inc. 9.5% 4/15/19 pay-in-kind (Cost $6,339)	9,195	6,459
	Shares	Value (000s)

Money Market Funds - 4.2%
Fidelity Cash Central Fund, 1.11% (b)
(Cost $311,205)	311,178,931	311,241
TOTAL INVESTMENT PORTFOLIO - 100.6%
(Cost $5,770,271)		7,475,467
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(46,214)
NET ASSETS - 100%		$7,429,253

Values shown as $0 may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$2,167
Fidelity Securities Lending Cash Central Fund	79
Total	$2,246

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$629,915	$629,915	$--	$--
Consumer Staples	831,087	738,649	92,438	--
Energy	549,466	549,466	--	--
Financials	1,159,608	1,159,608	--	--
Health Care	1,078,635	992,675	85,960	--
Industrials	803,702	803,702	--	--
Information Technology	1,451,279	1,442,084	9,195	--
Materials	372,341	372,341	--	--
Real Estate	85,847	85,847	--	--
Telecommunication Services	133,503	133,503	--	--
Utilities	62,384	62,384	--	--
Corporate Bonds	6,459	--	6,459	--
Money Market Funds	311,241	311,241	--	--
Total Investments in Securities:	$7,475,467	$7,281,415	$194,052	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.0%
Ireland	4.0%
United Kingdom	2.5%
Canada	1.8%
Netherlands	1.2%
Switzerland	1.0%
Others (Individually Less Than 1%)	1.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $5,459,066)	$7,164,226
Fidelity Central Funds (cost $311,205)	311,241
Total Investments (cost $5,770,271)		$7,475,467
Receivable for investments sold		38,480
Receivable for fund shares sold		1,864
Dividends receivable		4,838
Interest receivable		257
Distributions receivable from Fidelity Central Funds		322
Other receivables		611
Total assets		7,521,839
Liabilities
Payable for investments purchased	$80,254
Payable for fund shares redeemed	8,719
Accrued management fee	2,054
Other affiliated payables	931
Other payables and accrued expenses	628
Total liabilities		92,586
Net Assets		$7,429,253
Net Assets consist of:
Paid in capital		$5,296,402
Undistributed net investment income		62,206
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		365,427
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,705,218
Net Assets		$7,429,253
Dividend Growth:
Net Asset Value, offering price and redemption price per share ($5,952,120 ÷ 169,776 shares)		$35.06
Class K:
Net Asset Value, offering price and redemption price per share ($1,477,133 ÷ 42,155 shares)		$35.04

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended July 31, 2017
Investment Income
Dividends		$153,133
Interest		1,595
Income from Fidelity Central Funds		2,246
Total income		156,974
Expenses
Management fee
Basic fee	$40,552
Performance adjustment	(15,255)
Transfer agent fees	10,074
Accounting and security lending fees	1,183
Custodian fees and expenses	105
Independent trustees' fees and expenses	30
Registration fees	78
Audit	76
Legal	28
Miscellaneous	66
Total expenses before reductions	36,937
Expense reductions	(230)	36,707
Net investment income (loss)		120,267
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	505,024
Fidelity Central Funds	75
Foreign currency transactions	18
Total net realized gain (loss)		505,117
Change in net unrealized appreciation (depreciation) on:
Investment securities	287,912
Assets and liabilities in foreign currencies	48
Total change in net unrealized appreciation (depreciation)		287,960
Net gain (loss)		793,077
Net increase (decrease) in net assets resulting from operations		$913,344

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2017	Year ended July 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$120,267	$122,331
Net realized gain (loss)	505,117	(82,827)
Change in net unrealized appreciation (depreciation)	287,960	(61,637)
Net increase (decrease) in net assets resulting from operations	913,344	(22,133)
Distributions to shareholders from net investment income	(120,213)	(116,882)
Distributions to shareholders from net realized gain	–	(571,365)
Total distributions	(120,213)	(688,247)
Share transactions - net increase (decrease)	(903,170)	(166,713)
Total increase (decrease) in net assets	(110,039)	(877,093)
Net Assets
Beginning of period	7,539,292	8,416,385
End of period	$7,429,253	$7,539,292
Other Information
Undistributed net investment income end of period	$62,206	$64,469

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Dividend Growth Fund

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$31.51	$34.46	$37.27	$35.33	$28.61
Income from Investment Operations
Net investment income (loss)A	.53	.48	.49	.56	.40
Net realized and unrealized gain (loss)	3.53	(.61)B	2.71	4.98	7.12
Total from investment operations	4.06	(.13)	3.20	5.54	7.52
Distributions from net investment income	(.51)	(.47)	(.51)	(.37)	(.30)
Distributions from net realized gain	–	(2.36)	(5.49)	(3.23)	(.50)
Total distributions	(.51)	(2.82)C	(6.01)D	(3.60)	(.80)
Net asset value, end of period	$35.06	$31.51	$34.46	$37.27	$35.33
Total ReturnE	13.06%	.26%B	9.54%	17.30%	26.83%
Ratios to Average Net AssetsF,G
Expenses before reductions	.52%	.62%	.69%	.56%	.63%
Expenses net of fee waivers, if any	.52%	.61%	.68%	.56%	.63%
Expenses net of all reductions	.52%	.61%	.68%	.56%	.62%
Net investment income (loss)	1.60%	1.59%	1.43%	1.58%	1.26%
Supplemental Data
Net assets, end of period (in millions)	$5,952	$5,849	$6,474	$6,481	$6,633
Portfolio turnover rateH	43%	30%	64%	99%	69%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been .22%.

 C Total distributions of $2.82 per share is comprised of distributions from net investment income of $.465 and distributions from net realized gain of $2.358 per share.

 D Total distributions of $6.01 per share is comprised of distributions from net investment income of $.512 and distributions from net realized gain of $5.493 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Dividend Growth Fund Class K

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$31.50	$34.45	$37.27	$35.34	$28.62
Income from Investment Operations
Net investment income (loss)A	.56	.52	.53	.60	.45
Net realized and unrealized gain (loss)	3.53	(.61)B	2.70	4.97	7.12
Total from investment operations	4.09	(.09)	3.23	5.57	7.57
Distributions from net investment income	(.55)	(.50)	(.56)	(.42)	(.35)
Distributions from net realized gain	–	(2.36)	(5.49)	(3.23)	(.50)
Total distributions	(.55)	(2.86)	(6.05)	(3.64)C	(.85)
Net asset value, end of period	$35.04	$31.50	$34.45	$37.27	$35.34
Total ReturnD	13.16%	.39%B	9.65%	17.44%	27.04%
Ratios to Average Net AssetsE,F
Expenses before reductions	.41%	.50%	.57%	.44%	.48%
Expenses net of fee waivers, if any	.41%	.50%	.57%	.43%	.48%
Expenses net of all reductions	.41%	.49%	.57%	.43%	.47%
Net investment income (loss)	1.71%	1.71%	1.54%	1.70%	1.41%
Supplemental Data
Net assets, end of period (in millions)	$1,477	$1,691	$1,942	$2,057	$1,639
Portfolio turnover rateG	43%	30%	64%	99%	69%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been .35%.

 C Total distributions of $3.64 per share is comprised of distributions from net investment income of $.419 and distributions from net realized gain of $3.225 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2017
(Amounts in thousands except percentages)

1. Organization.

Fidelity Dividend Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Dividend Growth and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$1,839,810
Gross unrealized depreciation	(135,130)
Net unrealized appreciation (depreciation) on securities	$1,704,680
Tax Cost	$5,770,787

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$62,089
Undistributed long-term capital gain	$366,615
Net unrealized appreciation (depreciation) on securities and other investments	$1,704,701

The tax character of distributions paid was as follows:

	July 31, 2017	July 31, 2016
Ordinary Income	$120,213	$ 124,272
Long-term Capital Gains	–	563,975
Total	$120,213	$ 688,247

4. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $3,031,599 and $3,753,472, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Dividend Growth as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .34% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Dividend Growth, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Dividend Growth	$9,338.16
Class K	736.05
	$10,074

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $77 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $24 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $79 including $12 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $162 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $67.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2017	Year ended July 31, 2016
From net investment income
Dividend Growth	$92,313	$88,523
Class K	27,900	28,359
Total	$120,213	$116,882
From net realized gain
Dividend Growth	$–	$440,809
Class K	–	130,556
Total	$–	$571,365

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2017	Year ended July 31, 2016	Year ended July 31, 2017	Year ended July 31, 2016
Dividend Growth
Shares sold	6,358	8,324	$209,135	$252,613
Reinvestment of distributions	2,777	17,089	88,012	505,767
Shares redeemed	(24,948)	(27,683)	(819,066)	(840,281)
Net increase (decrease)	(15,813)	(2,270)	$(521,919)	$(81,901)
Class K
Shares sold	6,119	8,991	$201,106	$272,632
Reinvestment of distributions	882	5,375	27,900	158,915
Shares redeemed	(18,521)	(17,065)	(610,257)	(516,359)
Net increase (decrease)	(11,520)	(2,699)	$(381,251)	$(84,812)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Dividend Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Dividend Growth Fund (a fund of Fidelity Securities Fund) as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Dividend Growth Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
September 19, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 142 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2017 to July 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2017	Ending Account Value July 31, 2017	Expenses Paid During Period-B February 1, 2017 to July 31, 2017
Dividend Growth	.51%
Actual		$1,000.00	$1,078.10	$2.63
Hypothetical-C		$1,000.00	$1,022.27	$2.56
Class K	.40%
Actual		$1,000.00	$1,078.80	$2.06
Hypothetical-C		$1,000.00	$1,022.81	$2.01

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Dividend Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Dividend Growth Fund
Dividend Growth	09/18/2017	09/15/2017	$0.298	$1.770
Class K	09/18/2017	09/15/2017	$0.320	$1.770

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31,2017 $375,336,856, or, if subsequently determined to be different, the net capital gain of such year.

Dividend Growth and Class K designate 100% of the dividends distributed in September and December during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Dividend Growth and Class K designate 100% of the dividends distributed in September and December during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Dividend Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Dividend Growth Fund

The Board has discussed the fund's underperformance with FMR, including the fund's investment strategy, the portfolio management team, and broader trends in the market that may have impacted the fund's performance, and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance. The Board noted that there were portfolio management changes for the fund in January 2014 and April 2017.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Dividend Growth Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2016.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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DGF-K-ANN-0917
1.863065.108

Fidelity Flex℠ Funds Fidelity Flex℠ Large Cap Growth Fund Annual Report July 31, 2017

Contents

Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2017

% of fund's net assets
Apple, Inc.	7.6
Alphabet, Inc. Class A	6.6
Amazon.com, Inc.	6.3
Facebook, Inc. Class A	4.8
Tesla, Inc.	2.8
NVIDIA Corp.	2.8
Salesforce.com, Inc.	2.7
Broadcom Ltd.	2.4
Visa, Inc. Class A	2.2
Home Depot, Inc.	2.0
40.2

Top Five Market Sectors as of July 31, 2017

% of fund's net assets
Information Technology	44.2
Consumer Discretionary	26.8
Health Care	10.5
Consumer Staples	6.1
Industrials	4.5

Asset Allocation (% of fund's net assets)

As of July 31, 2017 *
Stocks	99.8%
Net Other Assets (Liabilities)	0.2%

 * Foreign investments - 13.7%

Investments July 31, 2017

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
CONSUMER DISCRETIONARY - 26.8%
Auto Components - 0.1%
Delphi Automotive PLC	56	$5,064
Automobiles - 2.8%
Tesla, Inc. (a)	742	240,015
Diversified Consumer Services - 0.2%
New Oriental Education & Technology Group, Inc. sponsored ADR	274	21,827
Hotels, Restaurants & Leisure - 3.1%
Alsea S.A.B. de CV	600	2,336
Caesars Entertainment Corp. (a)	483	5,965
Chipotle Mexican Grill, Inc. (a)	16	5,500
Del Taco Restaurants, Inc. (a)	424	5,550
Freshii, Inc.	29	234
Las Vegas Sands Corp.	183	11,275
Marriott International, Inc. Class A	174	18,129
McDonald's Corp.	271	42,043
Melco Crown Entertainment Ltd. sponsored ADR	217	4,383
MGM Mirage, Inc.	872	28,715
Penn National Gaming, Inc. (a)	464	9,354
Shake Shack, Inc. Class A (a)	383	12,643
Starbucks Corp.	1,272	68,663
U.S. Foods Holding Corp. (a)	597	16,806
Vail Resorts, Inc.	19	4,004
Wendy's Co.	221	3,412
Wyndham Worldwide Corp.	123	12,838
Yum China Holdings, Inc.	380	13,600
Yum! Brands, Inc.	45	3,397
		268,847
Household Durables - 0.7%
Newell Brands, Inc.	480	25,306
Sony Corp.	600	24,651
Sony Corp. sponsored ADR	308	12,650
		62,607
Internet & Direct Marketing Retail - 9.7%
Amazon.com, Inc. (a)	544	537,352
Blue Apron Holdings, Inc. Class A	200	1,322
Boohoo.Com PLC (a)	1,553	4,825
Ctrip.com International Ltd. ADR (a)	182	10,871
Expedia, Inc.	86	13,456
JD.com, Inc. sponsored ADR (a)	1,871	84,513
Netflix, Inc. (a)	402	73,027
NutriSystem, Inc.	91	5,073
Priceline Group, Inc. (a)	47	95,340
Start Today Co. Ltd.	99	2,797
Wayfair LLC Class A (a)	18	1,374
		829,950
Leisure Products - 0.0%
Spin Master Corp. (a)	111	3,403
Media - 1.7%
Altice NV Class A (a)	1,293	31,922
Charter Communications, Inc. Class A (a)	148	58,003
Comcast Corp. Class A	172	6,957
Live Nation Entertainment, Inc. (a)	29	1,081
Naspers Ltd. Class N	74	16,358
The Madison Square Garden Co. (a)	7	1,538
The Walt Disney Co.	244	26,823
		142,682
Multiline Retail - 1.2%
B&M European Value Retail S.A.	543	2,579
Dollar Tree, Inc. (a)	1,301	93,776
Ollie's Bargain Outlet Holdings, Inc. (a)	92	4,112
Target Corp.	10	567
		101,034
Specialty Retail - 3.5%
Best Buy Co., Inc.	168	9,801
Five Below, Inc. (a)	212	10,242
Floor & Decor Holdings, Inc. Class A	526	18,210
Home Depot, Inc.	1,128	168,749
Inditex SA	202	8,018
L Brands, Inc.	299	13,871
Lowe's Companies, Inc.	151	11,687
Lumber Liquidators Holdings, Inc. (a)	153	3,781
Ross Stores, Inc.	205	11,341
The Children's Place Retail Stores, Inc.	113	11,938
TJX Companies, Inc.	426	29,952
		297,590
Textiles, Apparel & Luxury Goods - 3.8%
adidas AG	598	136,627
Akcea Therapeutics, Inc.	249	3,583
Canada Goose Holdings, Inc.	390	7,432
Coach, Inc.	272	12,822
Emerald Expositions Events, Inc.	80	1,831
G-III Apparel Group Ltd. (a)	321	8,356
Kering SA	93	32,533
LVMH Moet Hennessy - Louis Vuitton SA	44	11,052
NIKE, Inc. Class B	1,215	71,746
Prada SpA	1,336	4,738
PVH Corp.	267	31,850
Shenzhou International Group Holdings Ltd.	160	1,070
		323,640

TOTAL CONSUMER DISCRETIONARY		2,296,659

CONSUMER STAPLES - 6.1%
Beverages - 1.5%
Constellation Brands, Inc. Class A (sub. vtg.)	176	34,030
Diageo PLC	171	5,523
Molson Coors Brewing Co. Class B	342	30,431
Monster Beverage Corp. (a)	941	49,638
National Beverage Corp.	85	8,680
		128,302
Food & Staples Retailing - 1.0%
Costco Wholesale Corp.	466	73,866
Performance Food Group Co. (a)	328	9,446
		83,312
Food Products - 0.8%
Associated British Foods PLC	203	7,939
Bunge Ltd.	160	12,542
Darling International, Inc. (a)	105	1,708
Lamb Weston Holdings, Inc.	57	2,507
Nestle SA (Reg. S)	19	1,604
Post Holdings, Inc. (a)	39	3,245
The Hain Celestial Group, Inc. (a)	328	14,665
The Kraft Heinz Co.	137	11,982
TreeHouse Foods, Inc. (a)	171	14,506
		70,698
Household Products - 0.2%
Spectrum Brands Holdings, Inc.	131	15,123
Personal Products - 1.4%
Coty, Inc. Class A	1,690	34,611
Estee Lauder Companies, Inc. Class A	110	10,889
Herbalife Ltd. (a)	535	35,583
Kose Corp.	23	2,562
Unilever NV (NY Reg.)	616	35,833
		119,478
Tobacco - 1.2%
British American Tobacco PLC:
(United Kingdom)	26	1,617
sponsored ADR	996	62,270
Imperial Tobacco Group PLC	103	4,240
Philip Morris International, Inc.	347	40,498
		108,625

TOTAL CONSUMER STAPLES		525,538

ENERGY - 1.8%
Energy Equipment & Services - 0.2%
Shelf Drilling Ltd. (a)	197	1,654
Smart Sand, Inc.	101	665
U.S. Silica Holdings, Inc.	250	7,283
Weatherford International PLC (a)	283	1,262
		10,864
Oil, Gas & Consumable Fuels - 1.6%
Anadarko Petroleum Corp.	557	25,438
Cimarex Energy Co.	172	17,033
Continental Resources, Inc. (a)	686	22,933
Diamondback Energy, Inc. (a)	182	17,450
EOG Resources, Inc.	228	21,692
Parsley Energy, Inc. Class A (a)	277	8,111
Pioneer Natural Resources Co.	147	23,976
RSP Permian, Inc. (a)	55	1,890
		138,523

TOTAL ENERGY		149,387

FINANCIALS - 3.8%
Banks - 2.3%
Bank of America Corp.	2,841	68,525
Citigroup, Inc.	647	44,287
HDFC Bank Ltd. sponsored ADR	203	19,646
JPMorgan Chase & Co.	675	61,965
		194,423
Capital Markets - 1.4%
BlackRock, Inc. Class A	64	27,298
CBOE Holdings, Inc.	162	15,314
Charles Schwab Corp.	333	14,286
Fairfax India Holdings Corp. (a)	246	4,170
Goldman Sachs Group, Inc.	183	41,235
Morgan Stanley	323	15,149
MSCI, Inc.	26	2,833
TD Ameritrade Holding Corp.	45	2,058
		122,343
Diversified Financial Services - 0.1%
Berkshire Hathaway, Inc. Class B (a)	47	8,224

TOTAL FINANCIALS		324,990

HEALTH CARE - 10.5%
Biotechnology - 6.8%
AC Immune SA	308	2,258
Acceleron Pharma, Inc. (a)	60	1,929
Achaogen, Inc. (a)	171	3,251
Aimmune Therapeutics, Inc. (a)	197	4,239
Alexion Pharmaceuticals, Inc. (a)	795	109,185
Alnylam Pharmaceuticals, Inc. (a)	109	9,019
Amgen, Inc.	406	70,851
Arena Pharmaceuticals, Inc. (a)	66	1,568
Biogen, Inc. (a)	185	53,574
BioMarin Pharmaceutical, Inc. (a)	182	15,967
bluebird bio, Inc. (a)	10	943
Celgene Corp. (a)	243	32,905
DBV Technologies SA sponsored ADR (a)	45	2,004
Exact Sciences Corp. (a)	68	2,638
Exelixis, Inc. (a)	1,154	31,285
FibroGen, Inc. (a)	152	5,191
GenSight Biologics SA	263	1,526
Gilead Sciences, Inc.	58	4,413
Global Blood Therapeutics, Inc. (a)	274	7,151
Grifols SA ADR	46	964
Intellia Therapeutics, Inc. (a)	250	4,210
Ironwood Pharmaceuticals, Inc. Class A (a)	440	7,810
Merrimack Pharmaceuticals, Inc.	424	564
Neurocrine Biosciences, Inc. (a)	169	8,117
Portola Pharmaceuticals, Inc. (a)	125	7,713
Radius Health, Inc. (a)	35	1,541
Regeneron Pharmaceuticals, Inc. (a)	260	127,821
Seattle Genetics, Inc. (a)	164	8,282
TESARO, Inc. (a)	37	4,723
Trevena, Inc. (a)	430	1,122
Ultragenyx Pharmaceutical, Inc. (a)	25	1,658
Vertex Pharmaceuticals, Inc. (a)	327	49,645
Xencor, Inc. (a)	112	2,615
		586,682
Health Care Equipment & Supplies - 1.7%
Boston Scientific Corp. (a)	1,989	52,947
Danaher Corp.	188	15,320
Intuitive Surgical, Inc. (a)	66	61,925
Invuity, Inc. (a)	253	1,607
iRhythm Technologies, Inc.	198	8,189
Nevro Corp. (a)	72	6,196
Novocure Ltd. (a)	50	1,030
Penumbra, Inc. (a)	10	817
Stryker Corp.	8	1,177
		149,208
Health Care Providers & Services - 0.7%
Aetna, Inc.	19	2,932
Anthem, Inc.	46	8,566
Cigna Corp.	65	11,281
Humana, Inc.	37	8,554
Teladoc, Inc. (a)	61	2,001
UnitedHealth Group, Inc.	140	26,853
		60,187
Health Care Technology - 0.1%
Cerner Corp. (a)	32	2,060
Evolent Health, Inc. (a)	87	2,149
		4,209
Pharmaceuticals - 1.2%
Aclaris Therapeutics, Inc. (a)	20	576
Allergan PLC	253	63,839
Dermira, Inc. (a)	128	3,524
Dova Pharmaceuticals, Inc.	54	999
GW Pharmaceuticals PLC ADR (a)	71	7,936
Intersect ENT, Inc. (a)	46	1,260
Jazz Pharmaceuticals PLC (a)	125	19,201
Johnson & Johnson	50	6,636
Theravance Biopharma, Inc. (a)	20	643
		104,614

TOTAL HEALTH CARE		904,900

INDUSTRIALS - 4.5%
Aerospace & Defense - 0.4%
Elbit Systems Ltd.	14	1,764
Northrop Grumman Corp.	45	11,841
Raytheon Co.	57	9,791
The Boeing Co.	35	8,486
		31,882
Air Freight & Logistics - 0.0%
XPO Logistics, Inc. (a)	54	3,246
Airlines - 1.4%
American Airlines Group, Inc.	277	13,972
Azul SA sponsored ADR	155	4,086
Delta Air Lines, Inc.	708	34,947
JetBlue Airways Corp. (a)	306	6,711
Ryanair Holdings PLC sponsored ADR (a)	15	1,700
Southwest Airlines Co.	1,034	57,397
		118,813
Building Products - 0.2%
Jeld-Wen Holding, Inc.	74	2,416
Masco Corp.	309	11,782
		14,198
Commercial Services & Supplies - 0.0%
HomeServe PLC	231	2,210
Construction & Engineering - 0.2%
Dycom Industries, Inc. (a)	167	15,130
KBR, Inc.	187	2,790
		17,920
Electrical Equipment - 0.3%
AMETEK, Inc.	16	985
Eaton Corp. PLC	224	17,528
Fortive Corp.	70	4,532
Melrose Industries PLC	430	1,319
Rockwell Automation, Inc.	32	5,281
		29,645
Industrial Conglomerates - 0.3%
Honeywell International, Inc.	198	26,952
Machinery - 1.3%
Allison Transmission Holdings, Inc.	469	17,728
Aumann AG	68	4,520
Caterpillar, Inc.	551	62,786
Ingersoll-Rand PLC	31	2,724
Nordson Corp.	39	4,953
Parker Hannifin Corp.	25	4,150
Rational AG	6	3,772
WABCO Holdings, Inc. (a)	88	12,106
		112,739
Professional Services - 0.1%
IHS Markit Ltd. (a)	223	10,403
Road & Rail - 0.2%
CSX Corp.	253	12,483
Union Pacific Corp.	15	1,544
		14,027
Trading Companies & Distributors - 0.1%
HD Supply Holdings, Inc. (a)	27	877
Univar, Inc. (a)	133	4,128
Wolseley PLC	9	537
		5,542

TOTAL INDUSTRIALS		387,577

INFORMATION TECHNOLOGY - 44.2%
Communications Equipment - 0.3%
Arista Networks, Inc. (a)	55	8,211
Lumentum Holdings, Inc. (a)	209	13,083
NETGEAR, Inc. (a)	58	2,778
Viavi Solutions, Inc. (a)	156	1,711
		25,783
Electronic Equipment & Components - 0.3%
Amphenol Corp. Class A	13	996
Coherent, Inc. (a)	19	5,035
Corning, Inc.	22	641
Dell Technologies, Inc. (a)	84	5,399
Fabrinet (a)	307	13,818
IPG Photonics Corp. (a)	8	1,221
		27,110
Internet Software & Services - 15.0%
2U, Inc. (a)	37	1,915
Akamai Technologies, Inc. (a)	51	2,404
Alibaba Group Holding Ltd. sponsored ADR (a)	302	46,795
Alphabet, Inc.:
Class A (a)	598	565,409
Class C (a)	133	123,757
BlackLine, Inc.	51	1,977
eBay, Inc. (a)	990	35,373
Facebook, Inc. Class A (a)	2,435	412,124
Gogo, Inc. (a)	719	8,757
Mail.Ru Group Ltd. GDR (Reg. S) (a)	140	3,865
NetEase, Inc. ADR	46	14,319
Okta, Inc.	107	2,349
Tencent Holdings Ltd.	1,215	48,495
Twitter, Inc. (a)	189	3,041
VeriSign, Inc. (a)	29	2,934
Yandex NV Series A (a)	274	7,941
Yelp, Inc. (a)	16	520
		1,281,975
IT Services - 4.6%
Cognizant Technology Solutions Corp. Class A	291	20,172
EOH Holdings Ltd.	49	401
MasterCard, Inc. Class A	937	119,749
PayPal Holdings, Inc. (a)	1,131	66,220
Square, Inc. (a)	125	3,294
Visa, Inc. Class A	1,888	187,969
		397,805
Semiconductors & Semiconductor Equipment - 7.7%
Advanced Micro Devices, Inc. (a)	488	6,642
Applied Materials, Inc.	475	21,047
ASM Pacific Technology Ltd.	417	5,403
ASML Holding NV	117	17,589
Broadcom Ltd.	849	209,414
Cavium, Inc. (a)	138	8,548
Cypress Semiconductor Corp.	692	9,826
Entegris, Inc. (a)	198	5,168
Himax Technologies, Inc. sponsored ADR	262	2,159
Inphi Corp. (a)	336	12,902
Integrated Device Technology, Inc. (a)	102	2,666
KLA-Tencor Corp.	98	9,078
Lam Research Corp.	178	28,384
Micron Technology, Inc. (a)	1,226	34,475
Monolithic Power Systems, Inc.	50	5,116
NVIDIA Corp.	1,475	239,702
Qualcomm, Inc.	456	24,255
Renesas Electronics Corp. (a)	1,100	10,367
STMicroelectronics NV (NY Shares) unit	230	3,876
WONIK IPS Co. Ltd. (a)	148	4,321
		660,938
Software - 8.4%
Activision Blizzard, Inc.	2,531	156,365
Adobe Systems, Inc. (a)	449	65,774
Autodesk, Inc. (a)	137	15,178
Electronic Arts, Inc. (a)	596	69,577
Ellie Mae, Inc. (a)	15	1,308
Globant SA (a)	24	1,103
Microsoft Corp.	1,845	134,132
Nintendo Co. Ltd.	21	7,132
Nintendo Co. Ltd. ADR	23	977
Red Hat, Inc. (a)	19	1,879
Salesforce.com, Inc. (a)	2,513	228,180
SAP AG sponsored ADR	15	1,588
Snap, Inc. Class A (a)	683	9,337
Take-Two Interactive Software, Inc. (a)	64	5,087
Tanium, Inc. Class B (b)	131	650
Workday, Inc. Class A (a)	177	18,073
Zynga, Inc. (a)	699	2,523
		718,863
Technology Hardware, Storage & Peripherals - 7.9%
Apple, Inc.	4,402	654,707
NetApp, Inc.	112	4,863
Samsung Electronics Co. Ltd.	9	19,367
		678,937

TOTAL INFORMATION TECHNOLOGY		3,791,411

MATERIALS - 1.8%
Chemicals - 1.5%
CF Industries Holdings, Inc.	591	17,346
E.I. du Pont de Nemours & Co.	146	12,003
FMC Corp.	133	10,159
LyondellBasell Industries NV Class A	376	33,874
Platform Specialty Products Corp. (a)	42	588
Sherwin-Williams Co.	14	4,722
The Chemours Co. LLC	680	32,375
The Dow Chemical Co.	95	6,103
Tronox Ltd. Class A	400	7,752
Westlake Chemical Corp.	61	4,292
		129,214
Construction Materials - 0.2%
Buzzi Unicem SpA	21	532
Summit Materials, Inc.	523	14,874
		15,406
Containers & Packaging - 0.1%
Ball Corp.	23	964
Packaging Corp. of America	52	5,693
		6,657
Metals & Mining - 0.0%
Franco-Nevada Corp.	25	1,811

TOTAL MATERIALS		153,088

REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.0%
American Tower Corp.	4	545
Equinix, Inc.	9	4,057
		4,602
Real Estate Management & Development - 0.1%
Redfin Corp.	289	6,974

TOTAL REAL ESTATE		11,576

TELECOMMUNICATION SERVICES - 0.2%
Wireless Telecommunication Services - 0.2%
T-Mobile U.S., Inc. (a)	246	15,168
UTILITIES - 0.0%
Water Utilities - 0.0%
AquaVenture Holdings Ltd.	72	1,151
TOTAL COMMON STOCKS
(Cost $7,876,013)		8,561,445
TOTAL INVESTMENT PORTFOLIO - 99.8%
(Cost $7,876,013)		8,561,445
NET OTHER ASSETS (LIABILITIES) - 0.2%		14,897
NET ASSETS - 100%		$8,576,342

Legend

 (a) Non-income producing

 (b) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $650 or 0.0% of net assets.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Tanium, Inc. Class B	4/21/17	$650

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$611
Total	$611

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$2,296,659	$2,236,580	$60,079	$--
Consumer Staples	525,538	516,794	8,744	--
Energy	149,387	147,733	--	1,654
Financials	324,990	324,990	--	--
Health Care	904,900	904,900	--	--
Industrials	387,577	387,040	537	--
Information Technology	3,791,411	3,735,134	55,627	650
Materials	153,088	153,088	--	--
Real Estate	11,576	11,576	--	--
Telecommunication Services	15,168	15,168	--	--
Utilities	1,151	1,151	--	--
Total Investments in Securities:	$8,561,445	$8,434,154	$124,987	$2,304

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	86.3%
Cayman Islands	3.6%
Singapore	2.4%
Germany	1.7%
Netherlands	1.5%
Ireland	1.2%
Others (Individually Less Than 1%)	3.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $7,876,013)		$8,561,445
Receivable for investments sold		54,625
Receivable for fund shares sold		133
Dividends receivable		1,316
Distributions receivable from Fidelity Central Funds		187
Other receivables		15
Total assets		8,617,721
Liabilities
Payable to custodian bank	$4,309
Payable for investments purchased	36,623
Payable for fund shares redeemed	447
Total liabilities		41,379
Net Assets		$8,576,342
Net Assets consist of:
Paid in capital		$7,852,105
Undistributed net investment income		18,262
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		20,535
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		685,440
Net Assets, for 757,208 shares outstanding		$8,576,342
Net Asset Value, offering price and redemption price per share ($8,576,342 ÷ 757,208 shares)		$11.33

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period March 8, 2017 (commencement of operations) to July 31, 2017
Investment Income
Dividends		$17,663
Income from Fidelity Central Funds		611
Total income		18,274
Expenses
Independent trustees' fees and expenses	$7
Miscellaneous	5
Total expenses		12
Net investment income (loss)		18,262
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	20,543
Foreign currency transactions	(8)
Total net realized gain (loss)		20,535
Change in net unrealized appreciation (depreciation) on:
Investment securities	685,432
Assets and liabilities in foreign currencies	8
Total change in net unrealized appreciation (depreciation)		685,440
Net gain (loss)		705,975
Net increase (decrease) in net assets resulting from operations		$724,237

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period March 8, 2017 (commencement of operations) to July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$18,262
Net realized gain (loss)	20,535
Change in net unrealized appreciation (depreciation)	685,440
Net increase (decrease) in net assets resulting from operations	724,237
Share transactions
Proceeds from sales of shares	8,053,459
Cost of shares redeemed	(201,354)
Net increase (decrease) in net assets resulting from share transactions	7,852,105
Total increase (decrease) in net assets	8,576,342
Net Assets
Beginning of period	–
End of period	$8,576,342
Other Information
Undistributed net investment income end of period	$18,262
Shares
Sold	775,327
Redeemed	(18,119)
Net increase (decrease)	757,208

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Flex Large Cap Growth Fund

Years ended July 31,	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.03
Net realized and unrealized gain (loss)	1.30
Total from investment operations	1.33
Net asset value, end of period	$11.33
Total ReturnC,D	13.30%
Ratios to Average Net AssetsE,F
Expenses before reductions	- %G,H
Expenses net of fee waivers, if any	- %G,H
Expenses net of all reductions	- %G,H
Net investment income (loss)	.79%G
Supplemental Data
Net assets, end of period (000 omitted)	$8,576
Portfolio turnover rateI	17%J

 A For the period March 8, 2017 (commencement of operations) to July 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Annualized

 H Amount represents less than .005%.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2017

1. Organization.

Fidelity Flex Large Cap Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts offered by Fidelity.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$782,329
Gross unrealized depreciation	(106,673)
Net unrealized appreciation (depreciation) on securities	$675,656
Tax Cost	$7,885,789

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$48,573
Net unrealized appreciation (depreciation) on securities and other investments	$675,664

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $8,886,052 and $1,030,410, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $338 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 66% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Flex Large Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Flex Large Cap Growth Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2017, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from March 8, 2017 (commencement of operations) to July 31, 2017. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Flex Large Cap Growth Fund as of July 31, 2017, and the results of its operations, the changes in its net assets, and the financial highlights for the period from March 8, 2017 (commencement of operations) to July 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 19, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 142 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 8, 2017 to July 31, 2017). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (February 1, 2017 to July 31, 2017).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value July 31, 2017	Expenses Paid During Period
Actual	- %-B	$1,000.00	$1,133.00	$--C
Hypothetical-D		$1,000.00	$1,024.79	$--E

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Amount represents less than .005%.

 C Actual expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 146/365 (to reflect the period March 8, 2017 to July 31, 2017).

 D 5% return per year before expenses

 E Hypothetical expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Distributions (Unaudited)

The Board of Trustees of Fidelity Flex Large Cap Growth Fund voted to pay on September 18, 2017, to shareholders of record at the opening of business on September 15, 2017, a distribution of $.033 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.02 per share from net investment income.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Flex Large Cap Growth Fund

On January 18, 2017, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered the nature, extent, quality, and cost of advisory, administrative, and shareholder services to be performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment Performance.  The fund is a new fund and therefore had no historical performance for the Board to review at the time it approved the fund's Advisory Contracts. The Board considered the Investment Advisers' strength in fundamental, research-driven security selection, which the Board is familiar with through its supervision of other Fidelity funds.

Based on its review, the Board concluded that the nature, extent, and quality of services to be provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio  ..The Board noted that the fund is available exclusively to retirement plans offered through certain Fidelity fee-based programs. The Board considered that while the fund does not pay a management fee, FMR is indirectly compensated for its services out of the program fee. The Board noted that FMR pays all operating expenses, with certain limited exceptions, on behalf of the fund. Based on its review, the Board concluded that the fund's management fee and projected total expense ratio were reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability.  The fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time it approved the Advisory Contracts. In connection with its future renewal of the fund's Advisory Contracts, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

Economies of Scale.  The Board will consider economies of scale when there is operating experience to permit assessment thereof. It noted, however, that because the fund pays no advisory fees and FMR bears most expenses of the fund, economies of scale cannot be realized by the fund.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

ZLG-ANN-0917
1.9881575.100

Fidelity® Blue Chip Growth Fund Annual Report July 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2017	Past 1 year	Past 5 years	Past 10 years
Fidelity® Blue Chip Growth Fund	24.48%	17.65%	10.66%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Blue Chip Growth Fund, a class of the fund, on July 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Period Ending Values
$27,549	Fidelity® Blue Chip Growth Fund
$24,478	Russell 1000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.04% for the year ending July 31, 2017, rising sharply following the November election and continuing to rally through the end of February on optimism for President Trump's pro-business agenda. Equity markets leveled off, however, as the fledgling administration faced the first test of its domestic agenda. Stocks reacted with uncertainty to efforts by Congress in March to repeal and replace the Affordable Care Act, and then reverted upward through July 31. Growth stocks surged ahead of value, while small-caps' advantage over large-caps narrowed. Sector-wise, financials (+36%) fared best, riding an uptick in bond yields and a surge in banks, particularly post-election. Information technology gained 29%, as a handful of major index constituents posted stellar returns. Industrials (+18%) was boosted by a call for increased infrastructure spending. Consumer discretionary (+14%) slightly lagged the broader market because brick-and-mortar retailers continued to suffer from increased online competition. Energy (0%) was hurt by low oil prices. Utilities (+6%), consumer staples (+4%), telecommunication services (-7%) and real estate (-2%) all struggled amid an improved backdrop for riskier assets that curbed demand for dividend-rich sectors, as well as the likelihood of further interest rate hikes later in 2017.

Comments from Portfolio Manager Sonu Kalra:  For the fiscal year, the fund's share classes gained about 25%, handily outpacing the 18.05% advance of the benchmark Russell 1000® Growth Index. The fund's outperformance of its Russell benchmark was overwhelmingly driven by stock selection in information technology and consumer discretionary. An overweighting in tech also contributed. Two notable relative contributors came from the technology sector: Nvidia and Broadcom, each of which outperformed the benchmark. Nvidia was the fund's biggest individual relative contributor this period. Shares of the graphics card designer gained 186%, as the company reported impressive financial results, driven by its core gaming business, as well as rapid adoption of Nvidia’s products for artificial intelligence. An overweighting in Tesla, maker of electric vehicles, solar panels and energy-storage solutions, was a sizable holding and our second-biggest individual relative contributor. Conversely, the largest relative detractor was my decision to largely avoid aerospace stalwart and benchmark stock Boeing. A surge in quarterly earnings, reported in July, helped the stock notch its best monthly performance in nearly 35 years. I established an underweighted position in June. Lastly, underexposure to tech giant and large index constituent Microsoft also hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	7.0	7.0
Alphabet, Inc. Class A	6.1	6.3
Amazon.com, Inc.	5.9	6.2
Facebook, Inc. Class A	4.5	4.0
NVIDIA Corp.	2.6	2.3
Tesla, Inc.	2.6	3.0
Salesforce.com, Inc.	2.4	2.6
Broadcom Ltd.	2.3	2.3
Visa, Inc. Class A	2.0	2.0
Home Depot, Inc.	1.8	2.0
	37.2

Top Five Market Sectors as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	43.4	41.0
Consumer Discretionary	27.0	27.5
Health Care	11.5	12.1
Consumer Staples	5.8	5.2
Industrials	4.6	5.4

Asset Allocation (% of fund's net assets)

As of July 31, 2017*
Stocks	98.0%
Convertible Securities	2.0%

 * Foreign investments - 14.0%

As of January 31, 2017*
Stocks	97.7%
Convertible Securities	2.3%

 * Foreign investments - 10.6%

Investments July 31, 2017

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 26.8%
Auto Components - 0.1%
Delphi Automotive PLC	148,000	$13,382
Automobiles - 2.6%
Tesla, Inc. (a)(b)	1,837,333	594,322
Diversified Consumer Services - 0.2%
New Oriental Education & Technology Group, Inc. sponsored ADR	638,200	50,839
Hotels, Restaurants & Leisure - 3.5%
Alsea S.A.B. de CV	1,424,600	5,546
Caesars Entertainment Corp. (a)(b)	1,286,000	15,882
Chipotle Mexican Grill, Inc. (a)(b)	56,870	19,550
Dave & Buster's Entertainment, Inc. (a)	1,707,513	106,054
Del Taco Restaurants, Inc. (a)	1,039,600	13,608
Delta Corp. Ltd.	410,224	1,091
Freshii, Inc. (b)	106,500	861
Las Vegas Sands Corp.	659,000	40,601
Marriott International, Inc. Class A	447,600	46,635
McDonald's Corp.	669,100	103,804
Melco Crown Entertainment Ltd. sponsored ADR	937,800	18,944
MGM Mirage, Inc.	2,145,742	70,659
Penn National Gaming, Inc. (a)	1,189,800	23,986
Shake Shack, Inc. Class A (a)(b)	946,100	31,231
Starbucks Corp.	2,995,947	161,721
U.S. Foods Holding Corp. (a)	1,420,100	39,976
Vail Resorts, Inc.	45,100	9,505
Wendy's Co.	560,400	8,653
Wyndham Worldwide Corp.	323,800	33,795
Yum China Holdings, Inc.	775,500	27,755
Yum! Brands, Inc.	120,700	9,110
		788,967
Household Durables - 0.9%
Forbo Holding AG (Reg.)	1,340	2,033
Newell Brands, Inc.	1,155,602	60,923
SodaStream International Ltd. (a)	951,009	53,561
Sony Corp.	1,614,400	66,327
Sony Corp. sponsored ADR	729,075	29,943
		212,787
Internet & Direct Marketing Retail - 9.2%
Amazon.com, Inc. (a)	1,356,687	1,340,108
Blue Apron Holdings, Inc.:
Class A (b)	636,600	4,208
Class B	624,302	3,714
Class B	156,075	980
Boohoo.Com PLC (a)	3,998,800	12,425
Ctrip.com International Ltd. ADR (a)	425,133	25,393
Expedia, Inc.	202,799	31,732
JD.com, Inc. sponsored ADR (a)	4,646,300	209,873
Netflix, Inc. (a)	998,748	181,433
NutriSystem, Inc.	216,000	12,042
Priceline Group, Inc. (a)	119,605	242,619
Start Today Co. Ltd.	263,200	7,437
The Honest Co., Inc. (a)(c)	150,143	4,109
Wayfair LLC Class A (a)	27,116	2,070
		2,078,143
Leisure Products - 0.1%
Spin Master Corp. (a)	405,200	12,422
Media - 1.6%
Altice NV Class A (a)	3,054,623	75,413
Charter Communications, Inc. Class A (a)	348,094	136,422
Comcast Corp. Class A	334,900	13,547
Live Nation Entertainment, Inc. (a)	68,300	2,546
Naspers Ltd. Class N	173,600	38,375
The Madison Square Garden Co. (a)	22,600	4,966
The Walt Disney Co.	588,100	64,650
WME Entertainment Parent, LLC Class A (a)(c)(d)	9,407,380	21,261
		357,180
Multiline Retail - 1.1%
B&M European Value Retail S.A.	1,396,069	6,631
Dollar Tree, Inc. (a)	3,235,865	233,241
Ollie's Bargain Outlet Holdings, Inc. (a)	217,100	9,704
Target Corp.	41,600	2,357
		251,933
Specialty Retail - 3.4%
Best Buy Co., Inc.	429,000	25,028
Five Below, Inc. (a)	547,700	26,459
Floor & Decor Holdings, Inc. Class A (b)	467,500	16,185
Home Depot, Inc.	2,770,924	414,530
Inditex SA	478,854	19,008
L Brands, Inc.	675,536	31,338
Lowe's Companies, Inc.	317,400	24,567
Lumber Liquidators Holdings, Inc. (a)(b)	395,100	9,763
RH (a)(b)(e)	1,271,974	82,844
Ross Stores, Inc.	545,800	30,194
The Children's Place Retail Stores, Inc.	297,400	31,420
TJX Companies, Inc.	998,667	70,216
		781,552
Textiles, Apparel & Luxury Goods - 4.1%
adidas AG	1,447,543	330,725
Akcea Therapeutics, Inc.	856,700	12,328
Canada Goose Holdings, Inc. (b)	252,900	4,820
Coach, Inc.	733,400	34,572
Emerald Expositions Events, Inc.	205,900	4,713
G-III Apparel Group Ltd. (a)	757,739	19,724
Kering SA	234,100	81,891
lululemon athletica, Inc. (a)	1,469,472	90,578
LVMH Moet Hennessy - Louis Vuitton SA	100,880	25,340
NIKE, Inc. Class B	2,961,044	174,850
Prada SpA	3,269,800	11,596
PVH Corp.	632,181	75,413
Shenzhou International Group Holdings Ltd.	602,000	4,027
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	1,910,795	53,674
Tory Burch LLC (a)(c)(d)	293,611	12,998
		937,249

TOTAL CONSUMER DISCRETIONARY		6,078,776

CONSUMER STAPLES - 5.7%
Beverages - 1.4%
Constellation Brands, Inc. Class A (sub. vtg.)	421,727	81,541
Diageo PLC	402,619	13,003
Molson Coors Brewing Co. Class B	788,855	70,192
Monster Beverage Corp. (a)	2,352,185	124,078
National Beverage Corp.	238,500	24,356
		313,170
Food & Staples Retailing - 0.9%
Costco Wholesale Corp.	1,103,297	174,884
Performance Food Group Co. (a)	785,100	22,611
		197,495
Food Products - 0.7%
Associated British Foods PLC	482,671	18,876
Bunge Ltd.	392,300	30,752
Darling International, Inc. (a)	268,400	4,367
Lamb Weston Holdings, Inc.	242,600	10,670
Nestle SA (Reg. S)	48,776	4,117
Post Holdings, Inc. (a)	91,200	7,588
The Hain Celestial Group, Inc. (a)	747,771	33,433
The Kraft Heinz Co.	327,600	28,652
TreeHouse Foods, Inc. (a)	365,400	30,997
		169,452
Household Products - 0.2%
Spectrum Brands Holdings, Inc.	309,100	35,683
Personal Products - 1.3%
Coty, Inc. Class A	4,080,900	83,577
Estee Lauder Companies, Inc. Class A	279,900	27,707
Herbalife Ltd. (a)	1,283,240	85,348
Kose Corp.	84,500	9,412
Unilever NV (NY Reg.)	1,623,400	94,433
		300,477
Tobacco - 1.2%
British American Tobacco PLC:
(United Kingdom)	64,417	4,007
sponsored ADR	2,463,000	153,987
Imperial Tobacco Group PLC	244,804	10,077
Philip Morris International, Inc.	867,700	101,269
		269,340

TOTAL CONSUMER STAPLES		1,285,617

ENERGY - 1.8%
Energy Equipment & Services - 0.1%
Shelf Drilling Ltd. (a)	772,269	6,482
Smart Sand, Inc.	412,400	2,714
U.S. Silica Holdings, Inc.	570,200	16,610
Weatherford International PLC (a)	668,700	2,982
		28,788
Oil, Gas & Consumable Fuels - 1.7%
Anadarko Petroleum Corp.	1,350,532	61,679
Bharat Petroleum Corp. Ltd.	635,128	4,663
Cimarex Energy Co.	421,650	41,756
Continental Resources, Inc. (a)	1,666,941	55,726
Diamondback Energy, Inc. (a)	458,300	43,942
EOG Resources, Inc.	538,558	51,238
Parsley Energy, Inc. Class A (a)	712,900	20,874
Petronet LNG Ltd.	655,750	2,084
Pioneer Natural Resources Co.	359,926	58,704
Reliance Industries Ltd.	977,938	24,611
RSP Permian, Inc. (a)	166,500	5,721
		370,998

TOTAL ENERGY		399,786

FINANCIALS - 3.7%
Banks - 2.1%
Bank of America Corp.	6,838,621	164,948
Citigroup, Inc.	1,523,221	104,264
HDFC Bank Ltd. sponsored ADR	479,317	46,388
JPMorgan Chase & Co.	1,615,536	148,306
Kotak Mahindra Bank Ltd.	615,886	9,804
		473,710
Capital Markets - 1.4%
BlackRock, Inc. Class A	147,164	62,770
CBOE Holdings, Inc.	429,200	40,572
Charles Schwab Corp.	786,441	33,738
Fairfax India Holdings Corp. (a)	896,200	15,191
Goldman Sachs Group, Inc.	450,600	101,534
Morgan Stanley	836,900	39,251
MSCI, Inc.	61,800	6,733
Northern Trust Corp.	191,100	16,723
TD Ameritrade Holding Corp.	115,600	5,286
		321,798
Diversified Financial Services - 0.1%
Berkshire Hathaway, Inc. Class B (a)	114,100	19,964
Thrifts & Mortgage Finance - 0.1%
Housing Development Finance Corp. Ltd.	697,722	19,452

TOTAL FINANCIALS		834,924

HEALTH CARE - 11.4%
Biotechnology - 7.7%
AC Immune SA	753,900	5,526
ACADIA Pharmaceuticals, Inc. (a)(b)	277,300	8,255
Acceleron Pharma, Inc. (a)	141,643	4,554
Achaogen, Inc. (a)(b)	411,357	7,820
Advanced Accelerator Applications SA sponsored ADR (a)	311,600	14,954
Agios Pharmaceuticals, Inc. (a)(b)	242,923	13,589
Aimmune Therapeutics, Inc. (a)	488,057	10,503
Alexion Pharmaceuticals, Inc. (a)	1,959,569	269,127
Alkermes PLC (a)	1,008,747	54,886
Alnylam Pharmaceuticals, Inc. (a)	725,540	60,031
Amgen, Inc.	1,008,686	176,026
Arena Pharmaceuticals, Inc. (a)	172,400	4,096
Ascendis Pharma A/S sponsored ADR (a)	324,951	9,164
BeiGene Ltd. ADR (a)	34,000	2,397
Biogen, Inc. (a)	439,890	127,388
BioMarin Pharmaceutical, Inc. (a)	428,987	37,635
bluebird bio, Inc. (a)	281,467	26,528
Celgene Corp. (a)	650,900	88,138
Cellectis SA sponsored ADR (a)	65,609	1,588
Chiasma, Inc. warrants (a)	55,391	10
Chimerix, Inc. (a)	83,285	414
Coherus BioSciences, Inc. (a)	621,289	8,108
CytomX Therapeutics, Inc. (a)	162,076	2,186
CytomX Therapeutics, Inc. (a)(f)	378,621	5,108
DBV Technologies SA sponsored ADR (a)	105,254	4,688
Editas Medicine, Inc. (a)(b)	608,153	10,290
Exact Sciences Corp. (a)(b)	288,184	11,182
Exelixis, Inc. (a)	2,742,991	74,362
FibroGen, Inc. (a)	362,041	12,364
GenSight Biologics SA	624,574	3,623
Gilead Sciences, Inc.	153,700	11,695
Global Blood Therapeutics, Inc. (a)	647,809	16,908
Grifols SA ADR	107,700	2,256
Heron Therapeutics, Inc. (a)	110,381	1,750
Intellia Therapeutics, Inc. (a)(b)	594,199	10,006
Intercept Pharmaceuticals, Inc. (a)	202,807	23,755
Ionis Pharmaceuticals, Inc. (a)	123,629	6,478
Ironwood Pharmaceuticals, Inc. Class A (a)	1,043,367	18,520
La Jolla Pharmaceutical Co. (a)	172,800	5,120
Merrimack Pharmaceuticals, Inc. (b)	1,543,125	2,052
Momenta Pharmaceuticals, Inc. (a)	94,569	1,565
Neurocrine Biosciences, Inc. (a)	616,747	29,622
Portola Pharmaceuticals, Inc. (a)	295,725	18,246
Prothena Corp. PLC (a)	101,759	6,285
Radius Health, Inc. (a)(b)	82,985	3,654
Regeneron Pharmaceuticals, Inc. (a)	665,108	326,980
Sage Therapeutics, Inc. (a)	317,467	25,318
Seattle Genetics, Inc. (a)	390,193	19,705
Seres Therapeutics, Inc. (a)(b)	48,133	651
Spark Therapeutics, Inc. (a)	153,119	10,871
TESARO, Inc. (a)	86,700	11,068
Trevena, Inc. (a)	1,016,495	2,653
Ultragenyx Pharmaceutical, Inc. (a)	57,720	3,828
Vertex Pharmaceuticals, Inc. (a)	818,202	124,219
Xencor, Inc. (a)	277,950	6,490
		1,744,235
Health Care Equipment & Supplies - 1.6%
Boston Scientific Corp. (a)	4,740,638	126,196
Danaher Corp.	444,259	36,203
Insulet Corp. (a)	204,900	10,309
Intuitive Surgical, Inc. (a)	151,041	141,716
Invuity, Inc. (a)(b)	597,311	3,793
iRhythm Technologies, Inc.	517,700	21,412
Nevro Corp. (a)	167,221	14,391
Novocure Ltd. (a)(b)	160,300	3,302
Penumbra, Inc. (a)	14,900	1,217
Stryker Corp.	15,000	2,207
		360,746
Health Care Providers & Services - 0.7%
Aetna, Inc.	44,100	6,805
Anthem, Inc.	110,500	20,576
Apollo Hospitals Enterprise Ltd.	840,757	16,493
Cigna Corp.	156,700	27,197
Humana, Inc.	92,800	21,455
Teladoc, Inc. (a)	223,800	7,341
UnitedHealth Group, Inc.	343,462	65,879
		165,746
Health Care Technology - 0.1%
athenahealth, Inc. (a)	89,873	12,431
Cerner Corp. (a)	75,400	4,853
Evolent Health, Inc. (a)	325,072	8,029
		25,313
Pharmaceuticals - 1.3%
Aclaris Therapeutics, Inc. (a)	65,900	1,898
Allergan PLC	592,300	149,455
Castle Creek Pharmaceuticals, LLC Class A-2 unit (c)(d)(g)	29,758	12,303
Dermira, Inc. (a)	298,548	8,219
Dova Pharmaceuticals, Inc. (b)	138,600	2,564
GW Pharmaceuticals PLC ADR (a)	167,896	18,767
Intersect ENT, Inc. (a)	115,300	3,159
Jazz Pharmaceuticals PLC (a)	296,144	45,491
Johnson & Johnson	133,400	17,705
The Medicines Company (a)	518,524	19,937
Theravance Biopharma, Inc. (a)	60,500	1,944
		281,442

TOTAL HEALTH CARE		2,577,482

INDUSTRIALS - 4.5%
Aerospace & Defense - 0.5%
Elbit Systems Ltd.	37,500	4,726
Northrop Grumman Corp.	104,269	27,436
Raytheon Co.	133,915	23,003
Space Exploration Technologies Corp. Class A (a)(c)	222,138	29,989
The Boeing Co.	86,300	20,924
		106,078
Air Freight & Logistics - 0.0%
XPO Logistics, Inc. (a)	147,600	8,872
Airlines - 1.3%
American Airlines Group, Inc.	580,300	29,270
Azul SA sponsored ADR (b)	259,900	6,851
Delta Air Lines, Inc.	1,714,949	84,650
InterGlobe Aviation Ltd.	257,728	5,183
JetBlue Airways Corp. (a)	779,200	17,088
Ryanair Holdings PLC sponsored ADR (a)	41,100	4,658
Southwest Airlines Co.	2,531,973	140,550
Wizz Air Holdings PLC (a)	263,523	9,050
		297,300
Building Products - 0.1%
Jeld-Wen Holding, Inc.	178,500	5,828
Masco Corp.	728,800	27,789
		33,617
Commercial Services & Supplies - 0.0%
HomeServe PLC	572,200	5,473
Construction & Engineering - 0.2%
Dycom Industries, Inc. (a)(b)	389,900	35,325
KBR, Inc.	545,200	8,134
		43,459
Electrical Equipment - 0.4%
AMETEK, Inc.	37,400	2,303
Eaton Corp. PLC	499,700	39,102
Fortive Corp.	165,479	10,713
Melrose Industries PLC	1,014,882	3,112
Nidec Corp.	19,600	2,162
Regal Beloit Corp.	392,800	32,740
Rockwell Automation, Inc.	78,100	12,889
		103,021
Industrial Conglomerates - 0.3%
Honeywell International, Inc.	481,398	65,528
Machinery - 1.3%
Allison Transmission Holdings, Inc.	1,090,200	41,210
Aumann AG	139,000	9,239
Caterpillar, Inc.	1,455,500	165,854
Cummins, Inc.	13,800	2,317
Eicher Motors Ltd.	14,288	6,697
Fanuc Corp.	10,100	2,065
Ingersoll-Rand PLC	71,700	6,301
Nordson Corp.	88,600	11,252
Parker Hannifin Corp.	51,400	8,531
Rational AG	16,138	10,145
WABCO Holdings, Inc. (a)	227,600	31,311
		294,922
Professional Services - 0.1%
IHS Markit Ltd. (a)	531,900	24,813
Road & Rail - 0.2%
CSX Corp.	664,300	32,777
Union Pacific Corp.	39,500	4,067
		36,844
Trading Companies & Distributors - 0.1%
HD Supply Holdings, Inc. (a)	71,600	2,326
Univar, Inc. (a)	316,300	9,818
Wolseley PLC	31,722	1,894
		14,038

TOTAL INDUSTRIALS		1,033,965

INFORMATION TECHNOLOGY - 42.0%
Communications Equipment - 0.3%
Arista Networks, Inc. (a)	128,200	19,139
Lumentum Holdings, Inc. (a)	535,700	33,535
NETGEAR, Inc. (a)	134,913	6,462
Viavi Solutions, Inc. (a)	399,200	4,379
		63,515
Electronic Equipment & Components - 0.3%
Amphenol Corp. Class A	28,000	2,145
Coherent, Inc. (a)	45,700	12,111
Corning, Inc.	72,600	2,116
Dell Technologies, Inc. (a)	176,541	11,346
Fabrinet (a)	797,800	35,909
IPG Photonics Corp. (a)	16,500	2,519
Largan Precision Co. Ltd.	48,000	8,753
Sunny Optical Technology Group Co. Ltd.	320,000	3,810
		78,709
Internet Software & Services - 14.2%
2U, Inc. (a)	94,300	4,880
Akamai Technologies, Inc. (a)	134,200	6,326
Alibaba Group Holding Ltd. sponsored ADR (a)	784,100	121,496
Alphabet, Inc.:
Class A (a)	1,457,636	1,378,195
Class C (a)	295,384	274,855
BlackLine, Inc.	129,400	5,017
Cloudera, Inc.	186,078	3,049
Dropbox, Inc. Class B (a)(c)	1,003,814	13,461
eBay, Inc. (a)	2,423,000	86,574
Facebook, Inc. Class A (a)	6,071,684	1,027,633
Gogo, Inc. (a)(b)	1,729,488	21,065
Mail.Ru Group Ltd. GDR (Reg. S) (a)	488,500	13,487
NetEase, Inc. ADR	105,600	32,871
New Relic, Inc. (a)	170,781	8,020
Nutanix, Inc. Class B (f)	482,746	10,256
Okta, Inc. (b)	100,600	2,208
Shopify, Inc. Class A (a)	306,700	28,263
Stamps.com, Inc. (a)	128,900	19,090
Tencent Holdings Ltd.	2,866,700	114,421
Twitter, Inc. (a)	486,400	7,826
VeriSign, Inc. (a)	70,100	7,092
Yandex NV Series A (a)	784,300	22,729
Yelp, Inc. (a)	61,200	1,991
		3,210,805
IT Services - 4.3%
Cognizant Technology Solutions Corp. Class A	664,600	46,070
EOH Holdings Ltd.	176,900	1,446
MasterCard, Inc. Class A	2,223,983	284,225
PayPal Holdings, Inc. (a)	2,925,000	171,259
Square, Inc. (a)	317,000	8,353
Vakrangee Ltd. (a)	726,776	4,997
Visa, Inc. Class A	4,509,285	448,944
		965,294
Semiconductors & Semiconductor Equipment - 7.5%
Advanced Micro Devices, Inc. (a)	1,261,300	17,166
ams AG	249,490	17,997
Applied Materials, Inc.	923,000	40,898
ASM Pacific Technology Ltd.	846,800	10,971
ASML Holding NV	296,400	44,558
Broadcom Ltd.	2,111,659	520,862
Cavium, Inc. (a)	1,353,366	83,827
Cypress Semiconductor Corp.	1,716,200	24,370
Entegris, Inc. (a)	531,400	13,870
Himax Technologies, Inc. sponsored ADR	648,800	5,346
Inphi Corp. (a)(b)	848,800	32,594
Integrated Device Technology, Inc. (a)	259,600	6,786
KLA-Tencor Corp.	215,000	19,915
Lam Research Corp.	441,700	70,433
Micron Technology, Inc. (a)	2,994,700	84,211
Monolithic Power Systems, Inc.	117,735	12,047
NVIDIA Corp.	3,681,948	598,353
Qualcomm, Inc.	1,173,600	62,424
Renesas Electronics Corp. (a)	1,549,200	14,600
STMicroelectronics NV (NY Shares) unit (b)	629,600	10,609
WONIK IPS Co. Ltd. (a)	352,536	10,293
		1,702,130
Software - 8.1%
Activision Blizzard, Inc.	6,111,587	377,574
Adobe Systems, Inc. (a)	1,101,402	161,344
Appirio, Inc. (Escrow) (c)	87,529	22
Autodesk, Inc. (a)	337,600	37,403
Electronic Arts, Inc. (a)	1,481,571	172,959
Ellie Mae, Inc. (a)	19,900	1,736
Globant SA (a)(b)	54,400	2,501
HubSpot, Inc. (a)	51,229	3,706
Microsoft Corp.	4,308,201	313,206
Nintendo Co. Ltd.	130,000	44,150
Nintendo Co. Ltd. ADR	55,400	2,352
Paycom Software, Inc. (a)	469,865	32,933
Red Hat, Inc. (a)	48,900	4,835
Salesforce.com, Inc. (a)	6,110,141	554,801
SAP AG sponsored ADR (b)	41,300	4,372
Snap, Inc.:
Class A (a)(b)	2,283,819	31,220
Class B	899,719	12,299
Take-Two Interactive Software, Inc. (a)	148,300	11,787
Tanium, Inc. Class B (c)	554,900	2,755
Workday, Inc. Class A (a)	394,654	40,298
Zendesk, Inc. (a)	592,281	17,366
Zynga, Inc. (a)	1,808,000	6,527
		1,836,146
Technology Hardware, Storage & Peripherals - 7.3%
Apple, Inc.	10,752,026	1,599,149
NetApp, Inc.	336,300	14,602
Samsung Electronics Co. Ltd.	23,391	50,335
		1,664,086

TOTAL INFORMATION TECHNOLOGY		9,520,685

MATERIALS - 1.7%
Chemicals - 1.4%
CF Industries Holdings, Inc.	1,664,257	48,846
E.I. du Pont de Nemours & Co.	346,000	28,445
FMC Corp.	314,200	23,999
LyondellBasell Industries NV Class A	887,500	79,955
Platform Specialty Products Corp. (a)	305,400	4,279
Sherwin-Williams Co.	38,300	12,917
The Chemours Co. LLC	1,633,300	77,761
The Dow Chemical Co.	243,400	15,636
Tronox Ltd. Class A	1,029,700	19,956
Westlake Chemical Corp.	138,400	9,738
		321,532
Construction Materials - 0.2%
Buzzi Unicem SpA	78,200	1,981
Summit Materials, Inc.	1,355,300	38,545
		40,526
Containers & Packaging - 0.1%
Ball Corp.	52,000	2,179
Packaging Corp. of America	145,100	15,886
		18,065
Metals & Mining - 0.0%
Franco-Nevada Corp.	59,000	4,275

TOTAL MATERIALS		384,398

REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.1%
American Tower Corp.	16,600	2,263
Equinix, Inc.	30,600	13,792
		16,055
Real Estate Management & Development - 0.0%
Parsvnath Developers Ltd. (a)	18,035,996	6,562
Redfin Corp.	104,560	2,523
		9,085

TOTAL REAL ESTATE		25,140

TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.1%
Bharti Infratel Ltd.	4,669,859	29,207
Wireless Telecommunication Services - 0.2%
T-Mobile U.S., Inc. (a)	617,000	38,044

TOTAL TELECOMMUNICATION SERVICES		67,251

UTILITIES - 0.0%
Water Utilities - 0.0%
AquaVenture Holdings Ltd.	170,400	2,725
TOTAL COMMON STOCKS
(Cost $12,763,755)		22,210,749

Preferred Stocks - 2.0%
Convertible Preferred Stocks - 2.0%
CONSUMER DISCRETIONARY - 0.2%
Hotels, Restaurants & Leisure - 0.1%
MOD Super Fast Pizza Holdings LLC Series 3 Preferred (c)(d)	68,723	8,956
Internet & Direct Marketing Retail - 0.1%
China Internet Plus Holdings Ltd. Series A-11 (a)(c)	3,163,704	17,907
The Honest Co., Inc.:
Series C (a)(c)	350,333	10,783
Series D (a)(c)	77,448	2,522
		31,212
Leisure Products - 0.0%
Peloton Interactive, Inc. Series E(c)	335,429	7,266
TOTAL CONSUMER DISCRETIONARY		47,434
CONSUMER STAPLES - 0.1%
Food Products - 0.1%
BLUE BOTTLE Coffee, Inc. Series C (a)(c)	632,822	8,379
Tobacco - 0.0%
PAX Labs, Inc. Series C (a)(c)	2,555,833	7,923
TOTAL CONSUMER STAPLES		16,302
FINANCIALS - 0.1%
Consumer Finance - 0.1%
Oportun Finance Corp. Series H (a)(c)	3,552,125	10,727
HEALTH CARE - 0.1%
Biotechnology - 0.0%
Axcella Health, Inc. Series C (a)(c)	545,634	5,500
Immunocore Ltd. Series A (a)(c)	11,275	3,901
		9,401
Health Care Providers & Services - 0.1%
Mulberry Health, Inc. Series A8 (a)(c)	2,728,716	17,327
TOTAL HEALTH CARE		26,728
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp. Series G (a)(c)	97,277	13,132
Professional Services - 0.0%
YourPeople, Inc. Series C (c)	692,196	5,773
TOTAL INDUSTRIALS		18,905
INFORMATION TECHNOLOGY - 1.4%
Internet Software & Services - 1.2%
Jet.Com, Inc. Series B1 (Escrow) (a)(c)	2,928,086	962
Reddit, Inc. Series B (c)	524,232	8,269
Uber Technologies, Inc.:
Series D, 8.00% (a)(c)	5,156,948	251,516
Series E, 8.00% (a)(c)	102,648	5,006
		265,753
IT Services - 0.1%
AppNexus, Inc. Series E (a)(c)	646,522	20,986
Software - 0.1%
Appirio, Inc. Series E (Escrow) (c)	612,702	156
Bracket Computing, Inc. Series C (a)(c)	1,207,761	2,126
Cloudflare, Inc. Series D 8.00% (a)(c)	696,025	4,782
Dataminr, Inc. Series D (a)(c)	277,250	2,462
Delphix Corp. Series D (a)(c)	675,445	3,843
Malwarebytes Corp. Series B (a)(c)	1,056,193	12,717
Taboola.Com Ltd. Series E (a)(c)	634,902	9,606
		35,692
TOTAL INFORMATION TECHNOLOGY		322,431

TOTAL CONVERTIBLE PREFERRED STOCKS		442,527

Nonconvertible Preferred Stocks - 0.0%
CONSUMER STAPLES - 0.0%
Tobacco - 0.0%
PAX Labs, Inc. Series A(c)	2,555,833	1,917
TOTAL PREFERRED STOCKS
(Cost $270,621)		444,444

Money Market Funds - 1.3%
Fidelity Securities Lending Cash Central Fund 1.11% (h)(i)
(Cost $294,194)	294,179,599	294,209
TOTAL INVESTMENT PORTFOLIO - 101.3%
(Cost $13,328,570)		22,949,402
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(291,091)
NET ASSETS - 100%		$22,658,311

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $541,340,000 or 2.4% of net assets.

 (d) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (e) Affiliated company

 (f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $15,364,000 or 0.1% of net assets.

 (g) Investment represents common shares and preferred shares.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Appirio, Inc. (Escrow)	11/24/16	$23
Appirio, Inc. Series E (Escrow)	11/24/16	$156
AppNexus, Inc. Series E	8/1/14	$12,951
Axcella Health, Inc. Series C	1/30/15	$5,500
BLUE BOTTLE Coffee, Inc. Series C	5/29/15	$21,086
Bracket Computing, Inc. Series C	9/9/15	$9,500
Castle Creek Pharmaceuticals, LLC Class A-2 unit	9/29/16	$9,820
China Internet Plus Holdings Ltd. Series A-11	1/26/15	$10,000
Cloudflare, Inc. Series D 8.00%	11/5/14 - 6/24/15	$4,349
Dataminr, Inc. Series D	3/6/15	$3,535
Delphix Corp. Series D	7/10/15	$6,079
Dropbox, Inc. Class B	5/2/12	$9,084
Immunocore Ltd. Series A	7/27/15	$2,122
Jet.Com, Inc. Series B1 (Escrow)	9/19/16	$962
Malwarebytes Corp. Series B	12/21/15	$10,958
MOD Super Fast Pizza Holdings LLC Series 3 Preferred	11/3/16	$9,415
Mulberry Health, Inc. Series A8	1/20/16	$18,432
Oportun Finance Corp. Series H	2/6/15	$10,114
PAX Labs, Inc. Series A	5/22/15	$1,891
PAX Labs, Inc. Series C	5/22/15	$7,949
Peloton Interactive, Inc. Series E	3/31/17	$7,266
Reddit, Inc. Series B	7/26/17	$7,442
Space Exploration Technologies Corp. Class A	10/16/15 - 4/6/17	$20,760
Space Exploration Technologies Corp. Series G	1/20/15	$7,535
Taboola.Com Ltd. Series E	12/22/14	$6,619
Tanium, Inc. Class B	4/21/17	$2,755
The Honest Co., Inc.	8/21/14	$4,062
The Honest Co., Inc. Series C	8/21/14	$9,479
The Honest Co., Inc. Series D	8/3/15	$3,544
Tory Burch LLC	5/14/15	$20,890
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$80,000
Uber Technologies, Inc. Series E, 8.00%	12/5/14	$3,420
WME Entertainment Parent, LLC Class A	4/13/16 - 8/16/16	$19,025
YourPeople, Inc. Series C	5/1/15	$10,314

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$94
Fidelity Securities Lending Cash Central Fund	6,573
Total	$6,667

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
Parsvnath Developers Ltd.	$7,823	$--	$903	$--	$--
RH	48,226	244	14,577	--	82,844
Total	$56,049	$244	$15,480	$--	$82,844

 * Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$6,126,210	$5,886,664	$153,744	$85,802
Consumer Staples	1,303,836	1,264,490	21,127	18,219
Energy	399,786	393,304	--	6,482
Financials	845,651	834,924	--	10,727
Health Care	2,604,210	2,565,169	10	39,031
Industrials	1,052,870	1,000,017	3,959	48,894
Information Technology	9,843,116	9,342,827	161,620	338,669
Materials	384,398	384,398	--	--
Real Estate	25,140	25,140	--	--
Telecommunication Services	67,251	67,251	--	--
Utilities	2,725	2,725	--	--
Money Market Funds	294,209	294,209	--	--
Total Investments in Securities:	$22,949,402	$22,061,118	$340,460	$547,824

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Equities - Information Technology
Beginning Balance	$378,329
Net Realized Gain (Loss) on Investment Securities	10,857
Net Unrealized Gain (Loss) on Investment Securities	5,423
Cost of Purchases	11,337
Proceeds of Sales	(67,277)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$338,669
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2017	$6,731
Other Investments in Securities
Beginning Balance	$181,112
Net Realized Gain (Loss) on Investment Securities	944
Net Unrealized Gain (Loss) on Investment Securities	1,051
Cost of Purchases	62,847
Proceeds of Sales	(36,799)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$209,155
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2017	$4,239

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	86.0%
Cayman Islands	3.3%
Singapore	2.3%
Germany	1.7%
Netherlands	1.4%
Ireland	1.3%
Others (Individually Less Than 1%)	4.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2017
Assets
Investment in securities, at value (including securities loaned of $279,690) — See accompanying schedule: Unaffiliated issuers (cost $12,955,767)	$22,572,349
Fidelity Central Funds (cost $294,194)	294,209
Other affiliated issuers (cost $78,609)	82,844
Total Investments (cost $13,328,570)		$22,949,402
Restricted cash		94
Foreign currency held at value (cost $39)		39
Receivable for investments sold		121,994
Receivable for fund shares sold		24,831
Dividends receivable		4,425
Distributions receivable from Fidelity Central Funds		1,417
Other receivables		1,213
Total assets		23,103,415
Liabilities
Payable to custodian bank	$309
Payable for investments purchased	100,529
Payable for fund shares redeemed	35,211
Accrued management fee	11,199
Other affiliated payables	2,514
Other payables and accrued expenses	1,137
Collateral on securities loaned	294,205
Total liabilities		445,104
Net Assets		$22,658,311
Net Assets consist of:
Paid in capital		$12,640,699
Undistributed net investment income		14,169
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		382,558
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		9,620,885
Net Assets		$22,658,311
Blue Chip Growth:
Net Asset Value, offering price and redemption price per share ($16,993,384 ÷ 204,237 shares)		$83.20
Class K:
Net Asset Value, offering price and redemption price per share ($5,664,927 ÷ 67,975 shares)		$83.34

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended July 31, 2017
Investment Income
Dividends		$163,084
Income from Fidelity Central Funds		6,667
Total income		169,751
Expenses
Management fee
Basic fee	$109,654
Performance adjustment	(4,173)
Transfer agent fees	25,855
Accounting and security lending fees	1,773
Custodian fees and expenses	388
Independent trustees' fees and expenses	80
Appreciation in deferred trustee compensation account	1
Registration fees	260
Audit	242
Legal	82
Interest	53
Miscellaneous	166
Total expenses before reductions	134,381
Expense reductions	(753)	133,628
Net investment income (loss)		36,123
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,109,555
Redemptions in-kind with affiliated entities	107,301
Fidelity Central Funds	(12)
Other affiliated issuers	(9,185)
Foreign currency transactions	(284)
Total net realized gain (loss)		1,207,375
Change in net unrealized appreciation (depreciation) on:
Investment securities	3,208,912
Assets and liabilities in foreign currencies	74
Total change in net unrealized appreciation (depreciation)		3,208,986
Net gain (loss)		4,416,361
Net increase (decrease) in net assets resulting from operations		$4,452,484

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2017	Year ended July 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$36,123	$31,572
Net realized gain (loss)	1,207,375	344,032
Change in net unrealized appreciation (depreciation)	3,208,986	(1,020,393)
Net increase (decrease) in net assets resulting from operations	4,452,484	(644,789)
Distributions to shareholders from net investment income	(49,380)	(10,672)
Distributions to shareholders from net realized gain	(700,248)	(1,033,010)
Total distributions	(749,628)	(1,043,682)
Share transactions - net increase (decrease)	(433,489)	(166,801)
Total increase (decrease) in net assets	3,269,367	(1,855,272)
Net Assets
Beginning of period	19,388,944	21,244,216
End of period	$22,658,311	$19,388,944
Other Information
Undistributed net investment income end of period	$14,169	$29,362

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Blue Chip Growth Fund

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$69.52	$75.25	$66.72	$59.65	$47.38
Income from Investment Operations
Net investment income (loss)A	.11	.09	.05	.15	.39
Net realized and unrealized gain (loss)	16.30	(2.16)	12.56	11.63	12.79
Total from investment operations	16.41	(2.07)	12.61	11.78	13.18
Distributions from net investment income	(.15)	(.03)	(.09)	(.24)	(.23)
Distributions from net realized gain	(2.58)	(3.63)	(3.99)	(4.47)	(.68)
Total distributions	(2.73)	(3.66)	(4.08)	(4.71)	(.91)
Net asset value, end of period	$83.20	$69.52	$75.25	$66.72	$59.65
Total ReturnB	24.48%	(2.59)%	19.72%	21.07%	28.25%
Ratios to Average Net AssetsC,D
Expenses before reductions	.70%	.82%	.89%	.80%	.76%
Expenses net of fee waivers, if any	.70%	.82%	.89%	.80%	.76%
Expenses net of all reductions	.69%	.82%	.88%	.80%	.74%
Net investment income (loss)	.15%	.13%	.07%	.23%	.75%
Supplemental Data
Net assets, end of period (in millions)	$16,993	$14,230	$15,346	$11,970	$12,927
Portfolio turnover rateE	43%F	50%F	51%F	57%F	75%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Blue Chip Growth Fund Class K

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$69.67	$75.36	$66.82	$59.74	$47.46
Income from Investment Operations
Net investment income (loss)A	.19	.16	.13	.23	.47
Net realized and unrealized gain (loss)	16.32	(2.15)	12.57	11.64	12.79
Total from investment operations	16.51	(1.99)	12.70	11.87	13.26
Distributions from net investment income	(.27)	(.07)	(.17)	(.33)	(.30)
Distributions from net realized gain	(2.58)	(3.63)	(3.99)	(4.47)	(.68)
Total distributions	(2.84)B	(3.70)	(4.16)	(4.79)C	(.98)
Net asset value, end of period	$83.34	$69.67	$75.36	$66.82	$59.74
Total ReturnD	24.63%	(2.47)%	19.84%	21.23%	28.42%
Ratios to Average Net AssetsE,F
Expenses before reductions	.59%	.70%	.78%	.68%	.61%
Expenses net of fee waivers, if any	.59%	.70%	.77%	.68%	.61%
Expenses net of all reductions	.58%	.70%	.77%	.67%	.60%
Net investment income (loss)	.26%	.25%	.19%	.36%	.89%
Supplemental Data
Net assets, end of period (in millions)	$5,665	$5,158	$5,898	$4,612	$3,506
Portfolio turnover rateG	43%H	50%H	51%H	57%H	75%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $2.84 per share is comprised of distributions from net investment income of $.267 and distributions from net realized gain of $2.576 per share.

 C Total distributions of $4.79 per share is comprised of distributions from net investment income of $.325 and distributions from net realized gain of $4.466 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2017
(Amounts in thousands except percentages)

1. Organization.

Fidelity Blue Chip Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Blue Chip Growth and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique (s)	Unobservable Input	Amount or Range / Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$541,342	Recovery value	Recovery value	0.2% - 0.3% / 0.3%	Increase
		Market comparable	Enterprise value/Gross profit multiple (EV/GP)	15.2	Increase
			Transaction price	$10.08- $330.00 / $216.57	Increase
			Enterprise value/Sales multiple (EV/S)	0.7 - 8.4 / 4.2	Increase
			Discount rate	2.3% - 75.0% / 29.4%	Decrease
			Price/Earnings multiple (P/E)	13.4	Increase
			Liquidity preference	$6.75 - $45.76 / $19.23	Increase
			Premium rate	1.0% - 80.6% / 47.2%	Increase
			Discount for lack of marketability (DLOM)	10.0% - 25.0% / 15.1%	Decrease
			Proxy premium	25.3%	Increase
		Market approach	Transaction price	$0.75 - $135.00 / $53.26	Increase
		Book value	Book value multiple	1.0	Increase
			Discount rate	30.0%	Decrease

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2017, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), redemptions in kind, partnerships, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$9,900,209
Gross unrealized depreciation	(331,669)
Net unrealized appreciation (depreciation) on securities	$9,568,540
Tax Cost	$13,380,862

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$15,137
Undistributed long-term capital gain	$434,833
Net unrealized appreciation (depreciation) on securities and other investments	$9,568,593

The tax character of distributions paid was as follows:

	July 31, 2017	July 31, 2016
Ordinary Income	$61,835	$ 10,672
Long-term Capital Gains	687,793	1,033,010
Total	$749,628	$ 1,043,682

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $55,612 in these Subsidiaries, representing .25% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and each Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiaries is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $8,612,735 and $9,442,572, respectively.

Redemption In-Kind. During the period, 1,133 shares of the Fund held by an unaffiliated entity were redeemed in-kind for investments and cash with a value of $94,035. The net realized gain of $55,844 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Exchanges In-Kind. During the prior period, investments and cash received in-kind through subscriptions totaled $30,618 in exchange for 494 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 4,038 shares of the Fund held by unaffiliated entities were redeemed in-kind for investments and cash with a value of $271,157. The Fund had a net realized gain of $132,873 on investments delivered through the in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Blue Chip Growth as compared to its benchmark index, the Russell 1000 Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .53% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Blue Chip Growth, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Blue Chip Growth	$23,377.16
Class K	2,478.05
	$25,855

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $212 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$16,100.75%		$51

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Redemptions In-Kind. During the period, 2,142 shares of the Fund held by an affiliated entity were redeemed in-kind for investments and cash with a value of $179,817. The Fund net realized gain of $107,301 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $64 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $5,317. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $6,573, including $270 from securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $5,652. The weighted average interest rate was 1.08%. The interest expense amounted to $2 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $580 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $4.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $169.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2017	Year ended July 31, 2016
From net investment income
Blue Chip Growth	$30,042	$5,376
Class K	19,338	5,296
Total	$49,380	$10,672
From net realized gain
Blue Chip Growth	$514,584	$753,870
Class K	185,664	279,140
Total	$700,248	$1,033,010

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2017	Year ended July 31, 2016	Year ended July 31, 2017	Year ended July 31, 2016
Blue Chip Growth
Shares sold	32,630	44,585	$2,453,411	$2,977,524
Reinvestment of distributions	7,584	10,852	519,650	732,287
Shares redeemed	(40,666)	(54,678)	(2,950,825)	(3,600,373)
Net increase (decrease)	(452)	759	$22,236	$109,438
Class K
Shares sold	13,260	16,845(a)	$986,030	$1,123,164(a)
Reinvestment of distributions	2,988	4,210	205,002	284,436
Shares redeemed	(22,314)(b)	(25,279)(c)	(1,646,757)(b)	(1,683,839)(c)
Net increase (decrease)	(6,066)	(4,224)	$(455,725)	$(276,239)

 (a) Amount includes in-kind exchanges (see the Prior Fiscal Year Exchanges In-Kind note for additional details).

 (b) Amount includes in-kind redemptions (see the Redemptions In-Kind note for additional details).

 (c) Amount includes in-kind redemptions (see the Prior Fiscal Year Redemptions In-Kind note for additional details).

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Blue Chip Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Blue Chip Growth Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Blue Chip Growth Fund as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 20, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 142 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2017 to July 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2017	Ending Account Value July 31, 2017	Expenses Paid During Period-B February 1, 2017 to July 31, 2017
Blue Chip Growth	.72%
Actual		$1,000.00	$1,178.10	$3.89
Hypothetical-C		$1,000.00	$1,021.22	$3.61
Class K	.61%
Actual		$1,000.00	$1,178.80	$3.30
Hypothetical-C		$1,000.00	$1,021.77	$3.06

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Blue Chip Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Blue Chip Growth Fund
Blue Chip Growth	09/18/17	09/15/17	$0.048	$1.688
Class K	09/18/17	09/15/17	$0.097	$1.688

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31 2017, $926,129,484, or, if subsequently determined to be different, the net capital gain of such year.

Blue Chip Growth and Class K designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Blue Chip Growth and Class K designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Blue Chip Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Blue Chip Growth Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Blue Chip Growth Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2016.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity® Series Real Estate Equity Fund Fidelity® Series Real Estate Equity Fund Class F Annual Report July 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544, or for Class F, call 1-800-835-5092, to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2017	Past 1 year	Past 5 years	Life of fundA
Fidelity® Series Real Estate Equity Fund	(5.10)%	8.59%	11.61%
Class F	(5.02)%	8.77%	11.80%

 A From October 20, 2011

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Real Estate Equity Fund, a class of the fund, on October 20, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$18,874	Fidelity® Series Real Estate Equity Fund
$22,991	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.04% for the year ending July 31, 2017, rising sharply following the November election and continuing to rally through the end of February on optimism for President Trump’s pro-business agenda. Equity markets leveled off, however, as the fledgling administration faced the first test of its domestic agenda. Stocks reacted with uncertainty to efforts by Congress in March to repeal and replace the Affordable Care Act, and then reverted upward through July 31. Growth stocks surged ahead of value, while small-caps’ advantage over large-caps narrowed. Sector-wise, financials (+36%) fared best, riding an uptick in bond yields and a surge in banks, particularly post-election. Information technology gained 29%, as a handful of major index constituents posted stellar returns. Industrials (+18%) was boosted by a call for increased infrastructure spending. Consumer discretionary (+14%) slightly lagged the broader market because brick-and-mortar retailers continued to suffer from increased online competition. Energy (0%) was hurt by low oil prices. Utilities (+6%), consumer staples (+4%), telecommunication services (-7%) and real estate (-2%) all struggled amid an improved backdrop for riskier assets that curbed demand for dividend-rich sectors, as well as the likelihood of further interest rate hikes later in 2017.

Comments from Portfolio Manager Samuel Wald:  For the fiscal year, the fund’s share classes returned about -5%, outpacing the -5.66% return of the Dow Jones U.S. Select Real Estate Securities Index℠. Compared with the real estate index, underweighting retail REITs (real estate investment trusts) added value, despite subpar stock picking there. In this group, the fund was hurt by relative overweightings in Pennsylvania Real Estate Investment Trust (since sold), DDR and Cedar Realty Trust, although not owning certain poor-performing benchmark components, such as Kimco Realty and Macerich, helped relative results. Elsewhere, the fund benefited from positive results in the catch-all real-estate-related group, which houses many of the fund's non-benchmark holdings. Picks among hotels and self-storage REITs also proved helpful. On an individual basis, the fund benefited from overweighting industrial REIT DCT Industrial Trust, one of the beneficiaries of the global shift toward e-commerce. Tempering that contribution, though, was our substantial underexposure to Prologis, whose risk/reward trade-off we found less appealing than that of DCT and various other industrial REIT competitors. Of final note, among our investments in data-center REITs, out-of-index exposure to CoreSite and Equinix helped results, although an underweight in Digital Realty Trust (since sold) and our lack of exposure to strong benchmark component DuPont Fabros Technology were corresponding negatives.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
AvalonBay Communities, Inc.	6.1	5.5
Simon Property Group, Inc.	5.4	10.2
Ventas, Inc.	5.3	5.1
Boston Properties, Inc.	5.1	5.1
Extra Space Storage, Inc.	4.3	4.2
Mid-America Apartment Communities, Inc.	4.1	3.7
Essex Property Trust, Inc.	4.1	2.8
Welltower, Inc.	3.8	2.3
DCT Industrial Trust, Inc.	3.2	2.9
General Growth Properties, Inc.	3.2	1.3
	44.6

Top Five REIT Sectors as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Apartments	20.2	18.0
REITs - Office Property	16.2	14.8
REITs - Health Care	11.6	11.1
REITs - Regional Malls	9.5	14.4
REITs - Storage	7.5	8.1

Asset Allocation (% of fund's net assets)

As of July 31, 2017
Stocks	97.9%
Short-Term Investments and Net Other Assets (Liabilities)	2.1%

As of January 31, 2017
Stocks	98.8%
Short-Term Investments and Net Other Assets (Liabilities)	1.2%

Investments July 31, 2017

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
Equity Real Estate Investment Trusts (REITs) - 96.4%
REITs - Apartments - 20.2%
American Homes 4 Rent Class A	1,165,000	$26,806,650
AvalonBay Communities, Inc.	394,935	75,965,746
Education Realty Trust, Inc.	259,300	9,736,715
Equity Residential (SBI)	531,151	36,150,137
Essex Property Trust, Inc.	192,267	50,316,274
Mid-America Apartment Communities, Inc.	489,535	50,681,559
		249,657,081
REITs - Diversified - 7.4%
Corrections Corp. of America	180,300	4,994,310
Duke Realty Corp.	1,146,900	32,789,871
Equinix, Inc.	66,600	30,018,618
Vornado Realty Trust	32,700	2,594,745
Washington REIT (SBI)	633,300	21,171,219
		91,568,763
REITs - Health Care - 11.6%
Healthcare Realty Trust, Inc.	690,500	22,993,650
Sabra Health Care REIT, Inc. (a)	341,970	7,933,704
Ventas, Inc.	968,863	65,252,923
Welltower, Inc.	629,880	46,226,893
		142,407,170
REITs - Hotels - 5.7%
DiamondRock Hospitality Co.	1,748,500	20,422,480
Host Hotels & Resorts, Inc.	1,353,400	25,254,444
Sunstone Hotel Investors, Inc.	1,512,305	24,620,325
		70,297,249
REITs - Management/Investment - 3.5%
American Assets Trust, Inc.	274,000	11,127,140
American Tower Corp.	24,900	3,394,617
CoreSite Realty Corp.	188,823	20,502,401
Empire State Realty Trust, Inc.	407,900	8,521,031
		43,545,189
REITs - Manufactured Homes - 2.5%
Equity Lifestyle Properties, Inc.	356,945	31,161,299
REITs - Office Property - 16.2%
Boston Properties, Inc.	519,749	62,842,852
Corporate Office Properties Trust (SBI)	676,400	22,517,356
Douglas Emmett, Inc.	820,485	31,391,756
Highwoods Properties, Inc. (SBI)	473,700	24,405,024
Hudson Pacific Properties, Inc.	904,200	29,585,424
Mack-Cali Realty Corp.	352,948	9,261,356
SL Green Realty Corp.	192,100	19,838,167
		199,841,935
REITs - Regional Malls - 9.5%
General Growth Properties, Inc.	1,752,718	39,628,954
Simon Property Group, Inc.	415,223	65,812,846
Taubman Centers, Inc.	201,122	11,437,808
		116,879,608
REITs - Shopping Centers - 5.1%
Acadia Realty Trust (SBI)	250,100	7,437,974
Cedar Realty Trust, Inc.	1,819,991	9,427,553
DDR Corp.	1,266,000	12,900,540
Urban Edge Properties	1,309,250	32,901,453
		62,667,520
REITs - Storage - 7.5%
Extra Space Storage, Inc.	670,196	53,280,582
Public Storage	191,287	39,322,869
		92,603,451
REITs - Warehouse/Industrial - 7.0%
DCT Industrial Trust, Inc.	710,901	40,052,162
Prologis, Inc.	578,806	35,197,193
Terreno Realty Corp.	333,824	11,556,987
		86,806,342
Specialized REITs - 0.2%
Safety Income and Growth, Inc.	156,700	2,914,620

TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)		1,190,350,227

Hotels, Restaurants & Leisure - 1.5%
Hotels, Resorts & Cruise Lines - 1.5%
Marriott International, Inc. Class A	176,200	18,358,278
TOTAL COMMON STOCKS
(Cost $1,010,056,652)		1,208,708,505

Money Market Funds - 3.1%
Fidelity Cash Central Fund, 1.11% (b)	36,449,641	36,456,931
Fidelity Securities Lending Cash Central Fund 1.11% (b)(c)	1,367,863	1,368,000
TOTAL MONEY MARKET FUNDS
(Cost $37,824,931)		37,824,931
TOTAL INVESTMENT PORTFOLIO - 101.0%
(Cost $1,047,881,583)		1,246,533,436
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(11,802,852)
NET ASSETS - 100%		$1,234,730,584

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (c) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$120,176
Fidelity Securities Lending Cash Central Fund	2,191
Total	$122,367

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2017
Assets
Investment in securities, at value (including securities loaned of $1,336,320) — See accompanying schedule: Unaffiliated issuers (cost $1,010,056,652)	$1,208,708,505
Fidelity Central Funds (cost $37,824,931)	37,824,931
Total Investments (cost $1,047,881,583)		$1,246,533,436
Receivable for investments sold		5,346,089
Receivable for fund shares sold		250,947
Dividends receivable		48,048
Distributions receivable from Fidelity Central Funds		22,468
Other receivables		19,772
Total assets		1,252,220,760
Liabilities
Payable for investments purchased	$15,614,002
Payable for fund shares redeemed	471,336
Other payables and accrued expenses	36,838
Collateral on securities loaned	1,368,000
Total liabilities		17,490,176
Net Assets		$1,234,730,584
Net Assets consist of:
Paid in capital		$1,012,009,852
Undistributed net investment income		4,518,241
Accumulated undistributed net realized gain (loss) on investments		19,550,638
Net unrealized appreciation (depreciation) on investments		198,651,853
Net Assets		$1,234,730,584
Series Real Estate Equity:
Net Asset Value, offering price and redemption price per share ($559,955,603 ÷ 42,180,452 shares)		$13.28
Class F:
Net Asset Value, offering price and redemption price per share ($674,774,981 ÷ 50,824,422 shares)		$13.28

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2017
Investment Income
Dividends		$29,820,755
Income from Fidelity Central Funds		122,367
Total income		29,943,122
Expenses
Management fee	$5,367,873
Transfer agent fees	696,056
Accounting and security lending fees	317,728
Custodian fees and expenses	47,262
Independent trustees' fees and expenses	4,806
Audit	39,839
Legal	2,520
Interest	146
Miscellaneous	9,975
Total expenses before reductions	6,486,205
Expense reductions	(95,328)	6,390,877
Net investment income (loss)		23,552,245
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	49,374,082
Fidelity Central Funds	2,906
Total net realized gain (loss)		49,376,988
Change in net unrealized appreciation (depreciation) on investment securities		(126,950,888)
Net gain (loss)		(77,573,900)
Net increase (decrease) in net assets resulting from operations		$(54,021,655)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2017	Year ended July 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$23,552,245	$24,727,950
Net realized gain (loss)	49,376,988	51,071,620
Change in net unrealized appreciation (depreciation)	(126,950,888)	129,147,130
Net increase (decrease) in net assets resulting from operations	(54,021,655)	204,946,700
Distributions to shareholders from net investment income	(22,513,621)	(24,230,680)
Distributions to shareholders from net realized gain	(79,459,350)	(87,069,592)
Total distributions	(101,972,971)	(111,300,272)
Share transactions - net increase (decrease)	174,092,049	(106,551,373)
Total increase (decrease) in net assets	18,097,423	(12,904,945)
Net Assets
Beginning of period	1,216,633,161	1,229,538,106
End of period	$1,234,730,584	$1,216,633,161
Other Information
Undistributed net investment income end of period	$4,518,241	$4,470,009

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Series Real Estate Equity Fund

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$15.28	$14.18	$13.85	$12.87	$12.39
Income from Investment Operations
Net investment income (loss)A	.25	.27	.24	.23	.18
Net realized and unrealized gain (loss)	(1.06)	2.07	1.11	1.31	.78
Total from investment operations	(.81)	2.34	1.35	1.54	.96
Distributions from net investment income	(.24)B	(.26)	(.23)	(.21)	(.17)
Distributions from net realized gain	(.95)B	(.98)	(.79)	(.35)	(.31)
Total distributions	(1.19)	(1.24)	(1.02)	(.56)	(.48)
Net asset value, end of period	$13.28	$15.28	$14.18	$13.85	$12.87
Total ReturnC	(5.10)%	18.69%	10.04%	12.72%	8.06%
Ratios to Average Net AssetsD,E
Expenses before reductions	.62%	.76%	.76%	.77%	.79%
Expenses net of fee waivers, if any	.62%	.76%	.75%	.77%	.79%
Expenses net of all reductions	.61%	.75%	.74%	.76%	.78%
Net investment income (loss)	1.91%	1.97%	1.69%	1.84%	1.44%
Supplemental Data
Net assets, end of period (000 omitted)	$559,956	$547,137	$577,786	$598,298	$531,188
Portfolio turnover rateF	64%	64%	60%	69%	48%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Series Real Estate Equity Fund Class F

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$15.29	$14.19	$13.86	$12.87	$12.39
Income from Investment Operations
Net investment income (loss)A	.27	.29	.26	.26	.21
Net realized and unrealized gain (loss)	(1.07)	2.07	1.11	1.31	.78
Total from investment operations	(.80)	2.36	1.37	1.57	.99
Distributions from net investment income	(.26)B	(.28)	(.25)	(.23)	(.20)
Distributions from net realized gain	(.95)B	(.98)	(.79)	(.35)	(.31)
Total distributions	(1.21)	(1.26)	(1.04)	(.58)	(.51)
Net asset value, end of period	$13.28	$15.29	$14.19	$13.86	$12.87
Total ReturnC	(5.02)%	18.87%	10.23%	13.01%	8.27%
Ratios to Average Net AssetsD,E
Expenses before reductions	.49%	.59%	.59%	.59%	.60%
Expenses net of fee waivers, if any	.49%	.59%	.59%	.59%	.60%
Expenses net of all reductions	.48%	.58%	.58%	.59%	.59%
Net investment income (loss)	2.04%	2.14%	1.86%	2.02%	1.63%
Supplemental Data
Net assets, end of period (000 omitted)	$674,775	$669,496	$651,752	$646,504	$493,761
Portfolio turnover rateF	64%	64%	60%	69%	48%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2017

1. Organization.

Fidelity Series Real Estate Equity Fund (the Fund) is a non-diversified fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Series Real Estate Equity and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

Effective August 28, 2017, the Fund no longer offered Class F, and all outstanding shares of Class F were exchanged for shares of Series Real Estate Equity.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$215,160,957
Gross unrealized depreciation	(18,960,808)
Net unrealized appreciation (depreciation) on securities	$196,200,149
Tax Cost	$1,050,333,287

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$4,518,241
Undistributed long-term capital gain	$22,002,342
Net unrealized appreciation (depreciation) on securities and other investments	$196,200,149

The tax character of distributions paid was as follows:

	July 31, 2017	July 31, 2016
Ordinary Income	$22,514,240	$ 39,288,493
Long-term Capital Gains	79,458,731	72,011,779
Total	$101,972,971	$ 111,300,272

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $850,790,399 and $750,641,594, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Effective June 1, 2017, under the management contract approved by the Board and shareholders, Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. In addition, the investment adviser pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Prior to June 1, 2017, the investment adviser and its affiliates provided the Fund with investment management related services for which the Fund paid a monthly management fee. The management fee was the sum of an individual fund fee rate that was based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate was based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreased as assets under management increased and increased as assets under management decreased.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. Effective June 1, 2017, fees for these services are no longer charged to the classes. Prior to June 1, 2017, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of Series Real Estate Equity. FIIOC received no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Series Real Estate Equity	$696,056.13

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. Effective June 1, 2017, these fees are paid by the investment adviser or an affiliate.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $9,434 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$6,320,000.83%		$146

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,879 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,191. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $84,484 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $10,844.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2017	Year ended July 31, 2016
From net investment income
Series Real Estate Equity	$9,577,572	$10,614,996
Class F	12,936,049	13,615,684
Total	$22,513,621	$24,230,680
From net realized gain
Series Real Estate Equity	$35,511,971	$40,417,572
Class F	43,947,379	46,652,020
Total	$79,459,350	$87,069,592

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2017	Year ended July 31, 2016	Year ended July 31, 2017	Year ended July 31, 2016
Series Real Estate Equity
Shares sold	8,118,474	4,635,791	$105,907,726	$62,790,578
Reinvestment of distributions	3,409,552	4,111,997	45,089,543	51,032,568
Shares redeemed	(5,147,441)	(13,681,136)	(68,244,635)	(185,388,289)
Net increase (decrease)	6,380,585	(4,933,348)	$82,752,634	$(71,565,143)
Class F
Shares sold	10,878,094	8,416,961	$141,823,703	$114,115,660
Reinvestment of distributions	4,301,069	4,849,300	56,883,428	60,267,703
Shares redeemed	(8,146,141)	(15,411,336)	(107,367,716)	(209,369,593)
Net increase (decrease)	7,033,022	(2,145,075)	$91,339,415	$(34,986,230)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Series Real Estate Equity Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Series Real Estate Equity Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Series Real Estate Equity Fund as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 19, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 142 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Fidelity Series Real Estate Equity Fund, or 1-800-835-5092 for Class F.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2017 to July 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2017	Ending Account Value July 31, 2017	Expenses Paid During Period-B February 1, 2017 to July 31, 2017
Series Real Estate Equity	.49%
Actual		$1,000.00	1,039.90	$2.48**
Hypothetical-C		$1,000.00	$1,022.36	$2.46**
Class F	.39%
Actual		$1,000.00	$1,040.60	$1.97**
Hypothetical-C		$1,000.00	$1,022.86	$1.96**

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

** If fees and changes to the class level expense contract and/ or expense cap, effective June 1, 2017, had been in effect during the entire period, the annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in table below:

	Annualized Expense Ratio-(a)	Expenses Paid
Series Real Estate Equity	.00%
Actual		$.00
Hypothetical-(b)		$.00
Class F	.00%
Actual		$.00
Hypothetical-(b)		$.00

 (a) Annualized expense ratio reflects expenses net of applicable fee waivers.

 (b) 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Real Estate Equity Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Series Real Estate Equity	09/11/2017	09/08/2017	$0.068	$0.238

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2017, $50,327,829, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.04% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Real Estate Equity Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered that the Advisory Contracts currently in place had become effective on June 1, 2017 in connection with shareholders of certain other Fidelity funds that invest in the fund (referred to herein as Freedom Funds) voting to approve new management contracts for the Freedom Funds. The Board noted the Advisory Contracts implemented a new fee structure pursuant to which the fund does not pay a management fee to FMR. The Board also approved certain amendments to the sub-advisory agreements for the fund to ensure consistency in the sub-advisory fees paid under the new fee structure compared to the sub-advisory fees paid under the prior fee structure. The Board noted that the amendments will not result in any changes to the nature, extent, and quality of services provided to the fund.

In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies managed by Fidelity and ultimately to enhance the performance of those investment companies.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that the fund does not pay FMR a management fee for investment advisory services. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, brokerage expenses, and extraordinary expenses (such as litigation expenses).

The Board further considered that, effective June 1, 2017, FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 0.014% through September 30, 2020.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund, with limited exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund, with limited exceptions, economies of scale cannot be realized by the fund.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Corporate Headquarters

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www.fidelity.com

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Fidelity® Blue Chip Value Fund Annual Report July 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2017	Past 1 year	Past 5 years	Past 10 years
Fidelity® Blue Chip Value Fund	17.68%	14.68%	4.02%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Blue Chip Value Fund on July 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Period Ending Values
$14,834	Fidelity® Blue Chip Value Fund
$18,260	Russell 1000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.04% for the year ending July 31, 2017, rising sharply following the November election and continuing to rally through the end of February on optimism for President Trump’s pro-business agenda. Equity markets leveled off, however, as the fledgling administration faced the first test of its domestic agenda. Stocks reacted with uncertainty to efforts by Congress in March to repeal and replace the Affordable Care Act, and then reverted upward through July 31. Growth stocks surged ahead of value, while small-caps’ advantage over large-caps narrowed. Sector-wise, financials (+36%) fared best, riding an uptick in bond yields and a surge in banks, particularly post-election. Information technology gained 29%, as a handful of major index constituents posted stellar returns. Industrials (+18%) was boosted by a call for increased infrastructure spending. Consumer discretionary (+14%) slightly lagged the broader market because brick-and-mortar retailers continued to suffer from increased online competition. Energy (0%) was hurt by low oil prices. Utilities (+6%), consumer staples (+4%), telecommunication services (-7%) and real estate (-2%) all struggled amid an improved backdrop for riskier assets that curbed demand for dividend-rich sectors, as well as the likelihood of further interest rate hikes later in 2017.

Comments from Portfolio Manager Sean Gavin:  For the fiscal year, the fund gained 17.68%, well ahead of the benchmark Russell 1000® Value Index, which returned 13.76%. Versus the benchmark, the fund was helped most by strong stock picking in the energy sector. Most notably, we did not own lagging benchmark component Exxon Mobil, an integrated energy giant whose fundamentals I found unattractive at the firm’s current valuation. We also saw favorable results with a pair of affiliated energy-transportation companies: Teekay and Teekay LNG Partners. I should point out that a third Teekay entity we held, Teekay Offshore Partners, performed poorly this period, essentially offsetting the positive impact generated by its cousins. All three were out-of-benchmark holdings. The fund also benefited from good stock selection in industrials and information technology – especially owning consumer electronics and computer designer Apple, one of the fund’s largest holdings at period end. Tempering the fund’s strength this period, however, was subpar stock picking in the financials and consumer staples sectors, as well as in health care, where a disappointing position in Teva Pharmaceutical Industries was a particularly big detractor, as the company faced various business challenges. Teva remained one of the fund’s largest holdings at period end, although it’s fair to say my confidence in the company has been shaken.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Berkshire Hathaway, Inc. Class B	5.7	5.3
Alphabet, Inc. Class A	4.6	4.0
Wells Fargo & Co.	4.2	4.5
Amgen, Inc.	3.8	3.3
JPMorgan Chase & Co.	3.1	3.7
U.S. Bancorp	3.0	3.0
Apple, Inc.	2.9	2.4
Cigna Corp.	2.9	2.4
Teva Pharmaceutical Industries Ltd. sponsored ADR	2.7	2.6
Prudential PLC	2.6	2.1
	35.5

Top Five Market Sectors as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	29.3	30.3
Health Care	18.3	14.3
Information Technology	15.1	17.3
Consumer Discretionary	8.4	9.0
Energy	7.6	9.7

Asset Allocation (% of fund's net assets)

As of July 31, 2017*
Stocks	98.7%
Short-Term Investments and Net Other Assets (Liabilities)	1.3%

 * Foreign investments - 26.6%

As of January 31, 2017*
Stocks	94.5%
Short-Term Investments and Net Other Assets (Liabilities)	5.5%

 * Foreign investments - 26.2%

Investments July 31, 2017

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
CONSUMER DISCRETIONARY - 8.4%
Media - 5.9%
CBS Corp. Class B	109,500	$7,208,385
Lions Gate Entertainment Corp. Class B (a)	201,077	5,531,628
Time Warner, Inc.	43,200	4,424,544
Twenty-First Century Fox, Inc. Class A	250,400	7,286,640
		24,451,197
Specialty Retail - 0.9%
Cabela's, Inc. Class A (a)	60,700	3,458,686
Textiles, Apparel & Luxury Goods - 1.6%
PVH Corp.	55,300	6,596,737

TOTAL CONSUMER DISCRETIONARY		34,506,620

CONSUMER STAPLES - 7.3%
Beverages - 1.9%
C&C Group PLC	2,110,912	7,646,627
Food & Staples Retailing - 2.0%
CVS Health Corp.	105,100	8,400,643
Safeway, Inc.:
rights (a)	48,800	0
rights (a)	48,800	8,784
		8,409,427
Food Products - 2.4%
Kellogg Co.	57,400	3,903,200
The J.M. Smucker Co.	50,400	6,143,760
		10,046,960
Tobacco - 1.0%
British American Tobacco PLC sponsored ADR	63,200	3,951,264

TOTAL CONSUMER STAPLES		30,054,278

ENERGY - 7.6%
Oil, Gas & Consumable Fuels - 7.6%
GasLog Partners LP	246,300	6,095,925
Golar LNG Partners LP	225,300	5,071,503
Teekay Corp. (b)	809,100	7,929,180
Teekay LNG Partners LP	433,300	8,167,705
Teekay Offshore Partners LP	1,592,900	4,125,611
		31,389,924
FINANCIALS - 29.3%
Banks - 10.3%
JPMorgan Chase & Co.	138,616	12,724,949
U.S. Bancorp	234,597	12,382,030
Wells Fargo & Co.	323,098	17,427,906
		42,534,885
Capital Markets - 1.3%
Goldman Sachs Group, Inc.	24,000	5,407,920
Consumer Finance - 2.8%
Capital One Financial Corp.	58,433	5,035,756
Discover Financial Services	108,300	6,599,802
		11,635,558
Diversified Financial Services - 5.7%
Berkshire Hathaway, Inc. Class B (a)	133,200	23,306,004
Insurance - 9.2%
Allstate Corp.	92,700	8,435,700
Chubb Ltd.	65,500	9,593,130
Prudential PLC	437,417	10,673,192
The Travelers Companies, Inc.	71,600	9,171,244
		37,873,266

TOTAL FINANCIALS		120,757,633

HEALTH CARE - 18.3%
Biotechnology - 5.2%
Amgen, Inc.	88,400	15,426,684
Dyax Corp. rights 12/31/19 (a)	236,600	776,048
Shire PLC sponsored ADR	29,568	4,953,823
		21,156,555
Health Care Providers & Services - 6.8%
Anthem, Inc.	42,100	7,839,441
Cigna Corp.	68,700	11,923,572
McKesson Corp.	51,400	8,320,118
		28,083,131
Pharmaceuticals - 6.3%
Allergan PLC	35,200	8,882,016
Bayer AG	48,000	6,088,520
Teva Pharmaceutical Industries Ltd. sponsored ADR	344,500	11,082,565
		26,053,101

TOTAL HEALTH CARE		75,292,787

INDUSTRIALS - 5.0%
Aerospace & Defense - 2.2%
United Technologies Corp.	78,700	9,331,459
Professional Services - 2.8%
Dun & Bradstreet Corp.	57,600	6,379,776
Nielsen Holdings PLC	117,400	5,049,374
		11,429,150

TOTAL INDUSTRIALS		20,760,609

INFORMATION TECHNOLOGY - 15.1%
Communications Equipment - 1.7%
Cisco Systems, Inc.	220,285	6,927,963
Internet Software & Services - 6.2%
Alphabet, Inc. Class A (a)	20,200	19,099,100
VeriSign, Inc. (a)(b)	63,400	6,414,178
		25,513,278
IT Services - 3.3%
Cognizant Technology Solutions Corp. Class A	93,000	6,446,760
The Western Union Co.	360,900	7,127,775
		13,574,535
Semiconductors & Semiconductor Equipment - 1.0%
NXP Semiconductors NV (a)	36,800	4,060,144
Technology Hardware, Storage & Peripherals - 2.9%
Apple, Inc.	82,000	12,195,860

TOTAL INFORMATION TECHNOLOGY		62,271,780

MATERIALS - 2.2%
Chemicals - 2.2%
LyondellBasell Industries NV Class A	53,100	4,783,779
Monsanto Co.	37,300	4,357,386
		9,141,165
REAL ESTATE - 2.2%
Real Estate Management & Development - 2.2%
CBRE Group, Inc. (a)	242,800	9,223,972
UTILITIES - 3.3%
Electric Utilities - 3.3%
Exelon Corp.	205,900	7,894,206
Xcel Energy, Inc.	119,700	5,663,007
		13,557,213
TOTAL COMMON STOCKS
(Cost $353,325,049)		406,955,981

Money Market Funds - 5.4%
Fidelity Cash Central Fund, 1.11% (c)	7,991,712	7,993,310
Fidelity Securities Lending Cash Central Fund 1.11% (c)(d)	14,090,769	14,092,178
TOTAL MONEY MARKET FUNDS
(Cost $22,085,677)		22,085,488
TOTAL INVESTMENT PORTFOLIO - 104.1%
(Cost $375,410,726)		429,041,469
NET OTHER ASSETS (LIABILITIES) - (4.1)%		(16,811,163)
NET ASSETS - 100%		$412,230,306

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$118,728
Fidelity Securities Lending Cash Central Fund	59,800
Total	$178,528

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$34,506,620	$34,506,620	$--	$--
Consumer Staples	30,054,278	30,045,494	--	8,784
Energy	31,389,924	31,389,924	--	--
Financials	120,757,633	110,084,441	10,673,192	--
Health Care	75,292,787	74,516,739	--	776,048
Industrials	20,760,609	20,760,609	--	--
Information Technology	62,271,780	62,271,780	--	--
Materials	9,141,165	9,141,165	--	--
Real Estate	9,223,972	9,223,972	--	--
Utilities	13,557,213	13,557,213	--	--
Money Market Funds	22,085,488	22,085,488	--	--
Total Investments in Securities:	$429,041,469	$417,583,445	$10,673,192	$784,832

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	73.4%
Marshall Islands	7.6%
Ireland	4.0%
United Kingdom	3.8%
Israel	2.7%
Switzerland	2.3%
Netherlands	2.2%
Germany	1.5%
Canada	1.3%
Bailiwick of Jersey	1.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2017
Assets
Investment in securities, at value (including securities loaned of $13,725,241) — See accompanying schedule: Unaffiliated issuers (cost $353,325,049)	$406,955,981
Fidelity Central Funds (cost $22,085,677)	22,085,488
Total Investments (cost $375,410,726)		$429,041,469
Receivable for investments sold		2,291,102
Receivable for fund shares sold		413,005
Dividends receivable		70,916
Distributions receivable from Fidelity Central Funds		35,323
Other receivables		1,945
Total assets		431,853,760
Liabilities
Payable for investments purchased	$3,996,950
Payable for fund shares redeemed	1,204,515
Accrued management fee	201,057
Other affiliated payables	78,387
Other payables and accrued expenses	50,370
Collateral on securities loaned	14,092,175
Total liabilities		19,623,454
Net Assets		$412,230,306
Net Assets consist of:
Paid in capital		$412,356,562
Undistributed net investment income		2,095,365
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(55,852,361)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		53,630,740
Net Assets, for 21,867,299 shares outstanding		$412,230,306
Net Asset Value, offering price and redemption price per share ($412,230,306 ÷ 21,867,299 shares)		$18.85

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2017
Investment Income
Dividends		$7,415,805
Income from Fidelity Central Funds		178,528
Total income		7,594,333
Expenses
Management fee
Basic fee	$2,273,290
Performance adjustment	(100,078)
Transfer agent fees	816,376
Accounting and security lending fees	163,509
Custodian fees and expenses	18,776
Independent trustees' fees and expenses	1,712
Registration fees	32,418
Audit	63,072
Legal	4,430
Miscellaneous	3,600
Total expenses before reductions	3,277,105
Expense reductions	(13,675)	3,263,430
Net investment income (loss)		4,330,903
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	20,714,459
Fidelity Central Funds	3,593
Foreign currency transactions	7,926
Total net realized gain (loss)		20,725,978
Change in net unrealized appreciation (depreciation) on: Investment securities	41,416,659
Assets and liabilities in foreign currencies	(292)
Total change in net unrealized appreciation (depreciation)		41,416,367
Net gain (loss)		62,142,345
Net increase (decrease) in net assets resulting from operations		$66,473,248

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2017	Year ended July 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,330,903	$5,868,610
Net realized gain (loss)	20,725,978	(5,945,387)
Change in net unrealized appreciation (depreciation)	41,416,367	(7,336,330)
Net increase (decrease) in net assets resulting from operations	66,473,248	(7,413,107)
Distributions to shareholders from net investment income	(4,486,672)	(8,116,183)
Distributions to shareholders from net realized gain	–	(249,078)
Total distributions	(4,486,672)	(8,365,261)
Share transactions
Proceeds from sales of shares	70,221,494	207,887,799
Reinvestment of distributions	4,351,879	8,172,884
Cost of shares redeemed	(181,506,778)	(154,073,639)
Net increase (decrease) in net assets resulting from share transactions	(106,933,405)	61,987,044
Total increase (decrease) in net assets	(44,946,829)	46,208,676
Net Assets
Beginning of period	457,177,135	410,968,459
End of period	$412,230,306	$457,177,135
Other Information
Undistributed net investment income end of period	$2,095,365	$2,279,667
Shares
Sold	3,956,093	13,194,488
Issued in reinvestment of distributions	258,721	527,295
Redeemed	(10,583,646)	(9,825,183)
Net increase (decrease)	(6,368,832)	3,896,600

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Blue Chip Value Fund

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$16.19	$16.88	$15.22	$13.32	$10.26
Income from Investment Operations
Net investment income (loss)A	.18	.19	.35B	.18	.18
Net realized and unrealized gain (loss)	2.66	(.59)	1.54	1.81	3.17
Total from investment operations	2.84	(.40)	1.89	1.99	3.35
Distributions from net investment income	(.18)	(.28)	(.23)	(.09)	(.29)
Distributions from net realized gain	–	(.01)	–	–	–
Total distributions	(.18)	(.29)	(.23)	(.09)	(.29)
Net asset value, end of period	$18.85	$16.19	$16.88	$15.22	$13.32
Total ReturnC	17.68%	(2.31)%	12.52%	14.99%	33.33%
Ratios to Average Net AssetsD,E
Expenses before reductions	.79%	.88%	.82%	.66%	.64%
Expenses net of fee waivers, if any	.79%	.88%	.82%	.66%	.64%
Expenses net of all reductions	.78%	.88%	.82%	.66%	.62%
Net investment income (loss)	1.04%	1.23%	2.15%B	1.28%	1.58%
Supplemental Data
Net assets, end of period (000 omitted)	$412,230	$457,177	$410,968	$329,826	$281,860
Portfolio turnover rateF	32%	54%	138%	102%G	88%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.35%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2017

1. Organization.

Fidelity Blue Chip Value Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$67,760,204
Gross unrealized depreciation	(17,081,571)
Net unrealized appreciation (depreciation) on securities	$50,678,633
Tax Cost	$378,362,836

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,095,365
Capital loss carryforward	$(52,900,254)
Net unrealized appreciation (depreciation) on securities and other investments	$50,678,633

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2018	$(52,900,254)

The tax character of distributions paid was as follows:

	July 31, 2017	July 31,2016
Ordinary Income	$4,486,672	$ 8,365,261

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $130,104,612 and $235,297,315, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the Russell 1000 Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .52% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .20% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $2,978 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,375 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $59,800. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $10,024 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $3,651.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Blue Chip Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Blue Chip Value Fund (a fund of Fidelity Securities Fund) as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Blue Chip Value Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
September 13, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 142 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2017 to July 31, 2017).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense RatioA	Beginning Account Value February 1, 2017	Ending Account Value July 31, 2017	Expenses Paid During Period- February 1, 2017 to July 31, 2017B
Actual	.82%	$1,000.00	$1,060.20	$4.19
Hypothetical-C		$1,000.00	$1,020.73	$4.11

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates 100% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed in September and December during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Blue Chip Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in September 2014.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Blue Chip Value Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Blue Chip Value Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below the competitive median for 2016.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity® OTC Portfolio Class K Annual Report July 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2017	Past 1 year	Past 5 years	Past 10 years
Class K	28.12%	21.39%	12.48%

 The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® OTC Portfolio, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® OTC Portfolio - Class K on July 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the Nasdaq Composite Index® performed over the same period.

See previous page for additional information regarding the performance of Class K.

Period Ending Values
$32,425	Fidelity® OTC Portfolio - Class K
$27,813	Nasdaq Composite Index®

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.04% for the year ending July 31, 2017, rising sharply following the November election and continuing to rally through the end of February on optimism for President Trump’s pro-business agenda. Equity markets leveled off, however, as the fledgling administration faced the first test of its domestic agenda. Stocks reacted with uncertainty to efforts by Congress in March to repeal and replace the Affordable Care Act, and then reverted upward through July 31. Growth stocks surged ahead of value, while small-caps’ advantage over large-caps narrowed. Sector-wise, financials (+36%) fared best, riding an uptick in bond yields and a surge in banks, particularly post-election. Information technology gained 29%, as a handful of major index constituents posted stellar returns. Industrials (+18%) was boosted by a call for increased infrastructure spending. Consumer discretionary (+14%) slightly lagged the broader market because brick-and-mortar retailers continued to suffer from increased online competition. Energy (0%) was hurt by low oil prices. Utilities (+6%), consumer staples (+4%), telecommunication services (-7%) and real estate (-2%) all struggled amid an improved backdrop for riskier assets that curbed demand for dividend-rich sectors, as well as the likelihood of further interest rate hikes later in 2017.

Comments from Portfolio Manager Sonu Kalra:  For the year, the fund’s share classes returned about 28%, well ahead of the 24.41% return of the Nasdaq Composite® Index. Versus the benchmark, security selection accounted for all of the fund's outperformance, most notably in technology and consumer discretionary, whereas sector allocations modestly detracted. Stock picks and an overweighting in health care – particularly in the pharmaceuticals, biotechnology & life sciences group – detracted most from relative results. Selections in industrials also hurt. The fund's top individual contributor on a relative basis was a substantial overweighting in electric-vehicle maker Tesla (+38%). Computer-processor maker Nvidia, which nearly tripled in value during the period, also helped. Video-game developers Activision Blizzard and France-based Ubisoft Entertainment, which is not part of the benchmark, also figured prominently among contributors. Conversely, overweightings in several pharma and biotech names, including Endo International and Novavax, declined sharply, detracting from relative results. Drug makers continued to face headwinds amid concern over drug prices, certain clinical-trial outcomes and other stock-specific factors. Elsewhere, overweightings in online-deal purveyor Groupon (-22%) also detracted from the fund's relative performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  Effective September 18, 2017, Sonu Kalra has been appointed lead portfolio manager and Chris Lin appointed co-manager of Fidelity OTC Portfolio, succeeding Gavin Baker.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	8.0	9.3
Alphabet, Inc. Class A	6.2	4.3
Amazon.com, Inc.	5.2	5.5
Activision Blizzard, Inc.	5.2	4.2
Ubisoft Entertainment SA	4.3	2.5
Tesla, Inc.	4.3	7.8
Facebook, Inc. Class A	3.7	2.5
Amgen, Inc.	3.5	0.0
NVIDIA Corp.	2.9	3.2
Alphabet, Inc. Class C	2.7	2.9
	46.0

Top Five Market Sectors as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	52.7	46.3
Consumer Discretionary	20.2	25.3
Health Care	14.2	16.4
Financials	4.4	6.1
Consumer Staples	4.4	2.2

Asset Allocation (% of fund's net assets)

As of July 31, 2017 *
Stocks	97.1%
Convertible Securities	2.8%
Short-Term Investments and Net Other Assets (Liabilities)	0.1%

 * Foreign investments - 9.5%

As of January 31, 2017 *
Stocks	96.9%
Convertible Securities	3.1%

 * Foreign investments - 11.4%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments July 31, 2017

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 19.9%
Automobiles - 4.3%
Tesla, Inc. (a)(b)	2,095,101	$677,702
Hotels, Restaurants & Leisure - 2.7%
Chipotle Mexican Grill, Inc. (a)(b)	227,200	78,105
Churchill Downs, Inc.	366,900	68,629
Marriott International, Inc. Class A	1,481,200	154,326
Starbucks Corp.	916,100	49,451
U.S. Foods Holding Corp. (a)	1,139,900	32,088
Vail Resorts, Inc.	13,100	2,761
Wingstop, Inc. (b)(c)	1,653,300	49,616
		434,976
Household Durables - 0.0%
Sony Corp. sponsored ADR	37,900	1,557
Internet & Direct Marketing Retail - 7.9%
Amazon.com, Inc. (a)	835,708	825,496
Blue Apron Holdings, Inc.:
Class A(b)	1,024,903	6,775
Class B	3,603,786	21,439
Class B	900,945	5,657
Groupon, Inc. (a)(b)(c)	55,741,853	209,589
Netflix, Inc. (a)	253,100	45,978
Wayfair LLC Class A (a)(b)	1,722,068	131,480
		1,246,414
Leisure Products - 0.3%
Mattel, Inc.	2,040,000	40,841
Media - 0.8%
DISH Network Corp. Class A (a)	18,000	1,153
Liberty Global PLC LiLAC Class A (a)	70,399	1,811
Liberty Media Corp.:
Liberty Formula One Group Series C (a)	422,200	14,849
Liberty Media Class A (a)(b)	2,435,965	82,214
The Walt Disney Co.	120,500	13,247
Turn, Inc. (Escrow) (d)	1,199,041	863
Twenty-First Century Fox, Inc. Class A	464,300	13,511
		127,648
Multiline Retail - 2.0%
Dollar Tree, Inc. (a)	4,420,000	318,594
Specialty Retail - 0.9%
Foot Locker, Inc.	1,119,200	52,815
L Brands, Inc.	564,700	26,196
Monro Muffler Brake, Inc.	35,900	1,673
Ross Stores, Inc.	910,200	50,352
The Children's Place Retail Stores, Inc.	14,400	1,521
Tractor Supply Co.	91,500	5,135
		137,692
Textiles, Apparel & Luxury Goods - 1.0%
adidas AG sponsored ADR	573,700	65,706
lululemon athletica, Inc. (a)	1,043,546	64,324
NIKE, Inc. Class B	406,100	23,980
		154,010

TOTAL CONSUMER DISCRETIONARY		3,139,434

CONSUMER STAPLES - 4.4%
Beverages - 0.3%
Monster Beverage Corp. (a)	975,800	51,473
Food & Staples Retailing - 1.4%
Costco Wholesale Corp.	1,202,783	190,653
Performance Food Group Co. (a)	1,146,600	33,022
Walgreens Boots Alliance, Inc.	286	23
		223,698
Food Products - 2.6%
Mondelez International, Inc.	3,521,252	155,006
Nestle SA sponsored ADR	262,500	22,126
The Kraft Heinz Co.	2,629,900	230,011
		407,143
Personal Products - 0.1%
Coty, Inc. Class A	443,000	9,073

TOTAL CONSUMER STAPLES		691,387

ENERGY - 1.2%
Oil, Gas & Consumable Fuels - 1.2%
Anadarko Petroleum Corp.	55,100	2,516
Centennial Resource Development, Inc. Class A (b)	2,117,900	35,538
Diamondback Energy, Inc. (a)	1,418,100	135,967
Extraction Oil & Gas, Inc.	849,346	10,345
		184,366
FINANCIALS - 4.4%
Banks - 2.1%
Bank of America Corp.	473,200	11,414
Bank of the Ozarks, Inc.	79,100	3,413
Canadian Imperial Bank of Commerce	8,544	742
Commerce Bancshares, Inc.	687,168	39,883
CVB Financial Corp.	165,700	3,569
Fifth Third Bancorp	151,000	4,032
Glacier Bancorp, Inc.	59,100	2,064
Huntington Bancshares, Inc.	6,874,200	91,083
Investors Bancorp, Inc.	3,676,900	48,829
PacWest Bancorp	1,048,900	50,368
Signature Bank (a)	36,900	5,114
Stock Yards Bancorp, Inc.	145,100	5,202
SVB Financial Group (a)	11,800	2,106
UMB Financial Corp.	350,700	24,430
Wells Fargo & Co.	712,800	38,448
		330,697
Capital Markets - 1.6%
Carlyle Group LP	630,500	12,925
Northern Trust Corp.	845,600	73,998
TD Ameritrade Holding Corp.	3,499,100	160,014
		246,937
Consumer Finance - 0.7%
Capital One Financial Corp.	1,383,700	119,247
Thrifts & Mortgage Finance - 0.0%
Beneficial Bancorp, Inc.	170,400	2,658

TOTAL FINANCIALS		699,539

HEALTH CARE - 13.8%
Biotechnology - 11.2%
Acceleron Pharma, Inc. (a)	54,400	1,749
Achaogen, Inc. (a)(b)	138,400	2,631
Advanced Accelerator Applications SA sponsored ADR (a)	1,006,900	48,321
Agios Pharmaceuticals, Inc. (a)(b)	61,035	3,414
Alexion Pharmaceuticals, Inc. (a)	1,473,989	202,438
Alkermes PLC (a)	1,209,536	65,811
Alnylam Pharmaceuticals, Inc. (a)	130,000	10,756
Amgen, Inc.	3,124,200	545,204
Axovant Sciences Ltd. (a)	155,900	3,573
Biogen, Inc. (a)	3,386	981
BioMarin Pharmaceutical, Inc. (a)	281,456	24,692
Bioverativ, Inc.	1,693	105
bluebird bio, Inc. (a)	329,426	31,048
Blueprint Medicines Corp. (a)	110,200	5,767
Cellectis SA sponsored ADR (a)	349,400	8,459
Chiasma, Inc. (a)(b)	1,006,100	1,383
Chimerix, Inc. (a)	52,900	263
Coherus BioSciences, Inc. (a)(b)	1,196,016	15,608
CytomX Therapeutics, Inc. (a)	487,000	6,570
CytomX Therapeutics, Inc. (a)(e)	244,269	3,295
Dicerna Pharmaceuticals, Inc. (a)	332,807	1,251
Editas Medicine, Inc. (a)(b)	365,144	6,178
Galapagos Genomics NV sponsored ADR (a)	145,200	11,522
Genocea Biosciences, Inc. (a)(b)	795,570	4,527
GenSight Biologics SA	296,070	1,717
Gilead Sciences, Inc.	10,298	784
Heron Therapeutics, Inc. (a)(b)	1,175,241	18,628
Intercept Pharmaceuticals, Inc. (a)	335,319	39,276
Ionis Pharmaceuticals, Inc. (a)	418,702	21,940
Iovance Biotherapeutics, Inc. (a)	509,504	2,981
Ironwood Pharmaceuticals, Inc. Class A (a)	1,960,442	34,798
Jounce Therapeutics, Inc.	668,863	8,635
Macrogenics, Inc. (a)	271,600	4,487
Neurocrine Biosciences, Inc. (a)	814,700	39,130
Ovid Therapeutics, Inc.	179,700	1,472
Ovid Therapeutics, Inc.	146,236	1,078
Portola Pharmaceuticals, Inc. (a)	28,836	1,779
Regeneron Pharmaceuticals, Inc. (a)	573,800	282,092
Sage Therapeutics, Inc. (a)	152,975	12,200
Seattle Genetics, Inc. (a)	3,852	195
Sierra Oncology, Inc. (a)(b)	161,100	245
Spark Therapeutics, Inc. (a)	339,290	24,090
TESARO, Inc. (a)(b)	1,928,000	246,128
Trevena, Inc. (a)	597,221	1,559
Ultragenyx Pharmaceutical, Inc. (a)	68,396	4,536
uniQure B.V. (a)	183,300	1,470
Vertex Pharmaceuticals, Inc. (a)	971	147
Xencor, Inc. (a)	615,787	14,379
		1,769,292
Health Care Equipment & Supplies - 0.2%
DexCom, Inc. (a)	429,100	28,582
Insulet Corp. (a)	118,800	5,977
Intuitive Surgical, Inc. (a)	4,952	4,646
		39,205
Health Care Providers & Services - 0.0%
Acadia Healthcare Co., Inc. (a)(b)	57,100	3,022
R1 RCM, Inc. (a)(b)	1,077,902	3,654
		6,676
Health Care Technology - 2.1%
athenahealth, Inc. (a)(b)(c)	2,358,283	326,198
Castlight Health, Inc. Class B (a)(b)	53,200	229
		326,427
Pharmaceuticals - 0.3%
Castle Creek Pharmaceuticals, LLC Class A-2 unit (d)(f)(g)	30,303	12,528
Dova Pharmaceuticals, Inc. (b)	473,000	8,751
Flex Pharma, Inc. (a)(b)	209,934	892
GW Pharmaceuticals PLC ADR (a)	20,027	2,239
Innoviva, Inc. (a)	65	1
Intra-Cellular Therapies, Inc. (a)(b)	128,136	1,483
Jazz Pharmaceuticals PLC (a)	20,200	3,103
The Medicines Company (a)(b)	238,700	9,178
Theravance Biopharma, Inc. (a)(b)	181,600	5,835
		44,010

TOTAL HEALTH CARE		2,185,610

INDUSTRIALS - 1.6%
Aerospace & Defense - 0.2%
Rolls-Royce Holdings PLC sponsored ADR	828,600	9,711
Space Exploration Technologies Corp. Class A (a)(d)	151,477	20,449
		30,160
Airlines - 1.1%
American Airlines Group, Inc.	3,313,882	167,152
Wheels Up Partners Holdings LLC Series B (a)(d)(f)	1,760,377	5,492
		172,644
Road & Rail - 0.1%
CSX Corp.	128,500	6,340
J.B. Hunt Transport Services, Inc.	75,391	6,839
		13,179
Trading Companies & Distributors - 0.2%
HD Supply Holdings, Inc. (a)	950,900	30,895

TOTAL INDUSTRIALS		246,878

INFORMATION TECHNOLOGY - 50.9%
Communications Equipment - 0.0%
Cisco Systems, Inc.	41,900	1,318
Internet Software & Services - 17.9%
2U, Inc. (a)	158,441	8,199
Akamai Technologies, Inc. (a)	1,196,200	56,389
Alphabet, Inc.:
Class A (a)	1,041,627	984,858
Class C (a)	458,969	427,071
Cloudera, Inc.	126,709	2,076
Coupa Software, Inc.	15,500	476
Criteo SA sponsored ADR (a)(b)(c)	5,257,871	266,048
Delivery Hero AG	48,400	1,587
Dropbox, Inc. Class B (a)(d)	331,524	4,446
Facebook, Inc. Class A (a)	3,415,594	578,089
MuleSoft, Inc. Class A (b)	21,300	463
New Relic, Inc. (a)	1,221,183	57,347
Nutanix, Inc.:
Class A (a)(b)	5,523,000	117,336
Class B (e)	311,503	6,618
Okta, Inc.	37,100	814
Shopify, Inc. Class A (a)	615,826	56,749
Shutterstock, Inc. (a)(b)	1,026,067	43,238
The Trade Desk, Inc. (b)	1,212,500	64,638
Twilio, Inc. Class A (a)(b)	4,932,617	143,884
Twitter, Inc. (a)	52,200	840
Wix.com Ltd. (a)	91,305	5,634
		2,826,800
IT Services - 1.5%
AppNexus, Inc. warrants (a)(d)	1	0
PayPal Holdings, Inc. (a)	3,140,300	183,865
Square, Inc. (a)	1,894,799	49,928
		233,793
Semiconductors & Semiconductor Equipment - 6.5%
Advanced Micro Devices, Inc. (a)	343,600	4,676
Analog Devices, Inc.	1,599,300	126,361
ASML Holding NV	10,900	1,639
Broadcom Ltd.	95,926	23,661
Cavium, Inc. (a)	105,600	6,541
Cirrus Logic, Inc. (a)	105,930	6,508
Marvell Technology Group Ltd.	2,682,400	41,738
Micron Technology, Inc. (a)	19,144	538
NVIDIA Corp.	2,767,291	449,712
NXP Semiconductors NV (a)	241,000	26,590
Qorvo, Inc. (a)	1,063,700	72,927
Qualcomm, Inc.	4,800,856	255,358
Xilinx, Inc.	19,500	1,234
		1,017,483
Software - 17.0%
Activision Blizzard, Inc.	13,337,989	824,021
Atlassian Corp. PLC (a)	1,348,885	48,317
Autodesk, Inc. (a)	3,278,700	363,247
HubSpot, Inc. (a)	749,180	54,203
LINE Corp. ADR (b)	26,306	967
Microsoft Corp.	4,481,649	325,816
Paycom Software, Inc. (a)(b)	470,732	32,994
Paylocity Holding Corp. (a)	365,791	16,633
Salesforce.com, Inc. (a)	1,879,248	170,636
Snap, Inc.:
Class A (a)(b)	762,029	10,417
Class B	510,029	6,972
Tanium, Inc. Class B (d)	392,200	1,947
Ubisoft Entertainment SA (a)(c)	10,717,279	677,873
Ultimate Software Group, Inc. (a)	32,500	7,336
Workday, Inc. Class A (a)	251,900	25,722
Xero Ltd. (a)	121,283	2,403
Zendesk, Inc. (a)	3,977,584	116,623
		2,686,127
Technology Hardware, Storage & Peripherals - 8.0%
Apple, Inc.	8,529,620	1,268,607
Western Digital Corp.	7,493	638
		1,269,245

TOTAL INFORMATION TECHNOLOGY		8,034,766

MATERIALS - 0.6%
Chemicals - 0.6%
LyondellBasell Industries NV Class A	1,079,200	97,225
REAL ESTATE - 0.3%
Real Estate Management & Development - 0.3%
Redfin Corp.	28,900	697
Redfin Corp.	2,021,611	43,903
WeWork Companies, Inc. Class A (a)(d)	29,911	1,550
		46,150
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
T-Mobile U.S., Inc. (a)	101,200	6,240
TOTAL COMMON STOCKS
(Cost $10,199,139)		15,331,595

Convertible Preferred Stocks - 2.7%
CONSUMER DISCRETIONARY - 0.3%
Diversified Consumer Services - 0.0%
Handy Technologies, Inc. Series C (a)(d)	415,643	1,326
Household Durables - 0.3%
Roku, Inc.:
Series F, 8.00% (a)(d)	16,562,507	32,463
Series G, 8.00% (a)(d)	3,185,945	6,244
Series H (a)(d)	1,931,947	3,787
		42,494
Internet & Direct Marketing Retail - 0.0%
One Kings Lane, Inc. Series E (a)(d)	648,635	292
The Honest Co., Inc. Series D (a)(d)	75,268	2,451
		2,743

TOTAL CONSUMER DISCRETIONARY		46,563

FINANCIALS - 0.0%
Insurance - 0.0%
Clover Health Series D (d)	620,983	5,823
HEALTH CARE - 0.4%
Biotechnology - 0.2%
23andMe, Inc. Series E (a)(d)	1,817,170	22,715
Moderna Therapeutics, Inc.:
Series B 0.00 (d)	1,193,491	8,605
Series C 0.00 (d)	453,177	3,267
		34,587
Health Care Providers & Services - 0.2%
Mulberry Health, Inc. Series A8 (a)(d)	4,342,250	27,573
Pharmaceuticals - 0.0%
OptiNose U.S., Inc. Series D 0.00 (d)	132,335	5,293

TOTAL HEALTH CARE		67,453

INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp. Series G (a)(d)	62,037	8,375
Professional Services - 0.0%
YourPeople, Inc. Series C (d)	335,546	2,798

TOTAL INDUSTRIALS		11,173

INFORMATION TECHNOLOGY - 1.7%
Internet Software & Services - 1.0%
CarGurus, Inc. Series E (d)	180,626	11,869
Jet.Com, Inc. Series B1 (Escrow) (a)(d)	4,896,249	1,608
Pinterest, Inc. Series G, 8.00% (a)(d)	139,290	1,000
Reddit, Inc.:
Series B (d)	1,337,584	21,099
Series C (d)	300,673	4,743
Starry, Inc. Series B (d)	1,811,120	980
Uber Technologies, Inc.:
Series D, 8.00% (a)(d)	2,256,164	110,038
Series E, 8.00% (a)(d)	150,072	7,319
		158,656
IT Services - 0.3%
AppNexus, Inc.:
Series E (a)(d)	1,416,796	45,989
Series F (d)	90,913	2,951
		48,940
Software - 0.4%
Bracket Computing, Inc. Series C (a)(d)	1,877,241	3,304
Cloudflare, Inc. Series D 8.00% (a)(d)	395,787	2,719
Dataminr, Inc. Series D (a)(d)	2,219,446	19,709
Delphix Corp. Series D (a)(d)	427,177	2,431
Jello Labs, Inc. Series C (d)	302,678	4,899
Taboola.Com Ltd. Series E (a)(d)	1,918,392	29,025
		62,087

TOTAL INFORMATION TECHNOLOGY		269,683

REAL ESTATE - 0.1%
Real Estate Management & Development - 0.1%
WeWork Companies, Inc.:
Series E (a)(d)	269,198	13,947
Series F (a)(d)	14,513	752
		14,699
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Altiostar Networks, Inc. Series A1 (d)	2,113,909	9,217
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $308,331)		424,611
	Principal Amount (000s)	Value (000s)

Convertible Bonds - 0.1%
INFORMATION TECHNOLOGY - 0.1%
Software - 0.1%
Dataminr, Inc. 1.22% 1/28/19(d)
(Cost $14,228)	14,228	14,228
	Shares	Value (000s)

Money Market Funds - 7.4%
Fidelity Cash Central Fund, 1.11% (h)	10,282,542	10,285
Fidelity Securities Lending Cash Central Fund 1.11% (h)(i)	1,164,821,691	1,164,938
TOTAL MONEY MARKET FUNDS
(Cost $1,175,197)		1,175,223
TOTAL INVESTMENT PORTFOLIO - 107.3%
(Cost $11,696,895)		16,945,657
NET OTHER ASSETS (LIABILITIES) - (7.3)%		(1,147,850)
NET ASSETS - 100%		$15,797,807

Values shown as $0 may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated company

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $486,114,000 or 3.1% of net assets.

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $9,913,000 or 0.1% of net assets.

 (f) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (g) Investment represents common shares and preferred shares.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
23andMe, Inc. Series E	6/18/15	$19,675
Altiostar Networks, Inc. Series A1	1/10/17	$9,724
AppNexus, Inc. Series E	8/1/14 - 9/17/14	$28,382
AppNexus, Inc. Series F	8/23/16	$2,364
AppNexus, Inc. warrants	8/23/16	$0
Bracket Computing, Inc. Series C	9/9/15	$14,766
CarGurus, Inc. Series E	8/23/16	$9,788
Castle Creek Pharmaceuticals, LLC Class A-2 unit	9/29/16	$10,000
Cloudflare, Inc. Series D 8.00%	11/5/14	$2,424
Clover Health Series D	6/7/17	$5,823
Dataminr, Inc. Series D	2/18/15 - 3/6/15	$28,298
Dataminr, Inc. 1.22% 1/28/19	7/28/17	$14,228
Delphix Corp. Series D	7/10/15	$3,845
Dropbox, Inc. Class B	5/2/12	$3,000
Handy Technologies, Inc. Series C	10/14/15	$2,436
Jello Labs, Inc. Series C	12/22/16	$4,899
Jet.Com, Inc. Series B1 (Escrow)	9/19/16	$1,608
Moderna Therapeutics, Inc. Series B	4/13/17	$6,922
Moderna Therapeutics, Inc. Series C	4/13/17	$2,633
Mulberry Health, Inc. Series A8	1/20/16	$29,331
One Kings Lane, Inc. Series E	1/29/14	$429
OptiNose U.S., Inc. Series D	3/24/17	$4,347
Pinterest, Inc. Series G, 8.00%	2/27/15	$1,000
Reddit, Inc. Series B	7/26/17	$18,989
Reddit, Inc. Series C	7/24/17	$4,743
Roku, Inc. Series F, 8.00%	5/7/13	$15,000
Roku, Inc. Series G, 8.00%	10/1/14	$4,140
Roku, Inc. Series H	11/9/15	$2,954
Space Exploration Technologies Corp. Class A	10/16/15 - 4/6/17	$14,135
Space Exploration Technologies Corp. Series G	1/20/15	$4,805
Starry, Inc. Series B	12/1/16	$980
Taboola.Com Ltd. Series E	12/22/14	$20,000
Tanium, Inc. Class B	4/21/17	$1,947
The Honest Co., Inc. Series D	8/3/15	$3,444
Turn, Inc. (Escrow)	4/11/17	$863
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$35,000
Uber Technologies, Inc. Series E, 8.00%	12/5/14	$5,000
WeWork Companies, Inc. Class A	6/23/15	$984
WeWork Companies, Inc. Series E	6/23/15	$8,854
WeWork Companies, Inc. Series F	12/1/16	$728
Wheels Up Partners Holdings LLC Series B	9/18/15	$5,000
YourPeople, Inc. Series C	5/1/15	$5,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$384
Fidelity Securities Lending Cash Central Fund	10,379
Total	$10,763

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
athenahealth, Inc.	$307,972	$2,468	$--	$--	$326,198
Bellicum Pharmaceuticals, Inc.	37,030	4,449	36,216	--	--
Criteo SA sponsored ADR	239,973	--	--	--	266,048
Endo International PLC	311,079	81,323	281,450	--	--
Groupon, Inc.	300,812	--	17,547	--	209,589
R1 RCM, Inc. (formerly Accretive Health, Inc.)	13,855	--	15,499	--	--
Shutterstock, Inc.	--	89,982	38,426	--	--
SolarCity Corp.	231,923	7,016	--	--	--
SolarEdge Technologies, Inc.	43,622	--	41,137	--	--
Trevena, Inc.	20,857	--	9,481	--	--
Ubisoft Entertainment SA	417,931	35,590	4,803	--	677,873
Wingstop, Inc.	--	72,169	13,147	--	49,616
Zendesk, Inc.	158,844	--	12,065	--	--
Total	$2,083,898	$292,997	$469,771	$--	$1,529,324

 * Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$3,185,997	$3,111,475	$27,096	$47,426
Consumer Staples	691,387	691,387	--	--
Energy	184,366	184,366	--	--
Financials	705,362	699,539	--	5,823
Health Care	2,253,063	2,172,004	1,078	79,981
Industrials	258,051	220,937	--	37,114
Information Technology	8,304,449	8,026,297	2,076	276,076
Materials	97,225	97,225	--	--
Real Estate	60,849	697	43,903	16,249
Telecommunication Services	15,457	6,240	--	9,217
Corporate Bonds	14,228	--	--	14,228
Money Market Funds	1,175,223	1,175,223	--	--
Total Investments in Securities:	$16,945,657	$16,385,390	$74,153	$486,114

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Equities - Information Technology
Beginning Balance	$260,583
Net Realized Gain (Loss) on Investment Securities	18,490
Net Unrealized Gain (Loss) on Investment Securities	16,283
Cost of Purchases	45,318
Proceeds of Sales	(64,598)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$276,076
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2017	$18,825
Other Investments in Securities
Beginning Balance	$190,927
Net Realized Gain (Loss) on Investment Securities	(15,387)
Net Unrealized Gain (Loss) on Investment Securities	23,431
Cost of Purchases	64,562
Proceeds of Sales	(53,495)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$210,038
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2017	$18,202

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2017
Assets
Investment in securities, at value (including securities loaned of $1,106,735) — See accompanying schedule: Unaffiliated issuers (cost $9,514,676)	$14,241,110
Fidelity Central Funds (cost $1,175,197)	1,175,223
Other affiliated issuers (cost $1,007,022)	1,529,324
Total Investments (cost $11,696,895)		$16,945,657
Cash		1,549
Receivable for investments sold		78,483
Receivable for fund shares sold		26,432
Dividends receivable		648
Interest receivable		4
Distributions receivable from Fidelity Central Funds		887
Other receivables		308
Total assets		17,053,968
Liabilities
Payable for investments purchased	$52,488
Payable for fund shares redeemed	26,732
Accrued management fee	9,916
Other affiliated payables	1,767
Other payables and accrued expenses	266
Collateral on securities loaned	1,164,992
Total liabilities		1,256,161
Net Assets		$15,797,807
Net Assets consist of:
Paid in capital		$9,887,617
Accumulated net investment loss		(136)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		661,596
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		5,248,730
Net Assets		$15,797,807
OTC:
Net Asset Value, offering price and redemption price per share ($12,135,899 ÷ 114,840 shares)		$105.68
Class K:
Net Asset Value, offering price and redemption price per share ($3,661,908 ÷ 34,230 shares)		$106.98

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended July 31, 2017
Investment Income
Dividends		$79,658
Interest		14
Income from Fidelity Central Funds (including $10,379 from security lending)		10,763
Total income		90,435
Expenses
Management fee
Basic fee	$83,253
Performance adjustment	6,011
Transfer agent fees	18,030
Accounting and security lending fees	1,608
Custodian fees and expenses	367
Independent trustees' fees and expenses	57
Registration fees	238
Audit	80
Legal	49
Interest	32
Miscellaneous	114
Total expenses before reductions	109,839
Expense reductions	(540)	109,299
Net investment income (loss)		(18,864)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,835,055
Fidelity Central Funds	(79)
Other affiliated issuers	(180,951)
Foreign currency transactions	54
Total net realized gain (loss)		1,654,079
Change in net unrealized appreciation (depreciation) on: Investment securities	1,836,371
Total change in net unrealized appreciation (depreciation)		1,836,371
Net gain (loss)		3,490,450
Net increase (decrease) in net assets resulting from operations		$3,471,586

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2017	Year ended July 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(18,864)	$(4,636)
Net realized gain (loss)	1,654,079	159,803
Change in net unrealized appreciation (depreciation)	1,836,371	263,019
Net increase (decrease) in net assets resulting from operations	3,471,586	418,186
Distributions to shareholders from net realized gain	(413,520)	(704,905)
Total distributions	(413,520)	(704,905)
Share transactions - net increase (decrease)	(614,015)	93,627
Total increase (decrease) in net assets	2,444,051	(193,092)
Net Assets
Beginning of period	13,353,756	13,546,848
End of period	$15,797,807	$13,353,756
Other Information
Accumulated net investment loss end of period	$(136)	$(5,835)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity OTC Portfolio

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$85.26	$86.98	$81.23	$78.98	$57.53
Income from Investment Operations
Net investment income (loss)A	(.15)	(.05)	(.11)	(.06)	.36B
Net realized and unrealized gain (loss)	23.27	2.84	16.14	12.78	21.37
Total from investment operations	23.12	2.79	16.03	12.72	21.73
Distributions from net investment income	–	–	–	(.05)	(.28)
Distributions from net realized gain	(2.70)	(4.51)	(10.28)	(10.42)	–
Total distributions	(2.70)	(4.51)	(10.28)	(10.47)	(.28)
Net asset value, end of period	$105.68	$85.26	$86.98	$81.23	$78.98
Total ReturnC	27.97%	3.68%	21.34%	17.96%	37.93%
Ratios to Average Net AssetsD,E
Expenses before reductions	.81%	.91%	.83%	.77%	.76%
Expenses net of fee waivers, if any	.81%	.91%	.83%	.77%	.76%
Expenses net of all reductions	.81%	.90%	.83%	.76%	.74%
Net investment income (loss)	(.16)%	(.07)%	(.13)%	(.08)%	.55%B
Supplemental Data
Net assets, end of period (in millions)	$12,136	$9,845	$9,710	$7,870	$6,693
Portfolio turnover rateF	71%G	56%G	66%G	106%	116%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .40%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity OTC Portfolio Class K

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$86.22	$87.87	$81.96	$79.60	$57.94
Income from Investment Operations
Net investment income (loss)A	(.05)	.04	(.01)	.04	.45B
Net realized and unrealized gain (loss)	23.55	2.88	16.29	12.87	21.53
Total from investment operations	23.50	2.92	16.28	12.91	21.98
Distributions from net investment income	–	–	–	(.10)	(.32)
Distributions from net realized gain	(2.74)	(4.57)	(10.37)	(10.46)	–
Total distributions	(2.74)	(4.57)	(10.37)	(10.55)C	(.32)
Net asset value, end of period	$106.98	$86.22	$87.87	$81.96	$79.60
Total ReturnD	28.12%	3.80%	21.49%	18.10%	38.11%
Ratios to Average Net AssetsE,F
Expenses before reductions	.70%	.79%	.72%	.65%	.62%
Expenses net of fee waivers, if any	.70%	.79%	.72%	.65%	.62%
Expenses net of all reductions	.70%	.79%	.71%	.64%	.60%
Net investment income (loss)	(.05)%	.05%	(.02)%	.05%	.69%B
Supplemental Data
Net assets, end of period (in millions)	$3,662	$3,508	$3,836	$2,906	$2,260
Portfolio turnover rateG	71%H	56%H	66%H	106%	116%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .53%.

 C Total distributions of $10.55 per share is comprised of distributions from net investment income of $.098 and distributions from net realized gain of $10.456 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2017
(Amounts in thousands except percentages)

1. Organization.

Fidelity OTC Portfolio (the Fund) is a non-diversified fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers OTC and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Corporate Bonds	$14,228	Market approach	Transaction price	$100.00	Increase
Equities	$471,886	Recovery value	Recovery value	0.3% - 0.7% /0.5%	Increase
		Market comparable	Transaction price	$5.80 - $330.00 / $147.40	Increase
			Enterprise value/Sales multiple (EV/S)	0.7 - 8.4 / 3.7	Increase
			Discount rate	8.8% - 75.0% / 37.9%	Decrease
			Liquidity preference	$1.48 - $45.76 / $9.96	Increase
			Premium rate	10.0% - 80.6% / 63.1%	Increase
			Probability rate	77.0%	Increase
			Discount for lack of marketability (DLOM)	10.0% - 25.0% / 15.3%	Decrease
			Proxy premium	21.8% - 25.3% / 24.2%	Increase
		Market approach	Transaction price	$0.54- $135.00 / $52.94	Increase
		Book value	Book value multiple	1.0	Increase
			Discount rate	30.0%	Decrease

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2017, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to redemptions in kind, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$5,769,499
Gross unrealized depreciation	(575,638)
Net unrealized appreciation (depreciation) on securities	$5,193,861
Tax Cost	$11,751,796

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$115,123
Undistributed long-term capital gain	$601,375
Net unrealized appreciation (depreciation) on securities and other investments	$5,193,829

The tax character of distributions paid was as follows:

	July 31, 2017	July 31, 2016
Ordinary Income	$51,166	$ 274,436
Long-term Capital Gains	362,354	430,469
Total	$413,520	$ 704,905

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $18,020 in these Subsidiaries, representing .11% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and each Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $9,903,067 and $9,863,659, respectively.

Redemptions In-Kind. During the period, 11,615 shares of the Fund held by unaffiliated entities were redeemed in-kind for investments and cash with a value of $1,105,548. The net realized gain of $441,424 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 1,292 shares of the Fund held by unaffiliated entities were redeemed in-kind for investments and cash with a value of $104,098. The Fund had a net realized gain of $41,724 on investments delivered through the in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of OTC as compared to its benchmark index, the Nasdaq Composite Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .64% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of OTC. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
OTC	$16,401.16
Class K	1,629.05
	$18,030

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $279 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$17,131.76%		$31

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $45 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $5,935. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $202 from securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $19,030. The weighted average interest rate was 1.16%. The interest expense amounted to $1 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $415 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $7.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $118.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2017	Year ended July 31, 2016
From net realized gain
OTC	$305,214	$505,475
Class K	108,306	199,430
Total	$413,520	$704,905

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2017	Year ended July 31, 2016	Year ended July 31, 2017	Year ended July 31, 2016
OTC
Shares sold	23,115	23,178	$2,182,339	$1,818,054
Reinvestment of distributions	3,540	6,240	294,662	491,074
Shares redeemed	(27,294)	(25,573)	(2,508,373)	(1,979,810)
Net increase (decrease)	(639)	3,845	$(31,372)	$329,318
Class K
Shares sold	9,395	11,562	$878,574	$911,130
Reinvestment of distributions	1,286	2,509	108,306	199,430
Shares redeemed	(17,142)(a)	(17,040)(b)	(1,569,523)(a)	(1,346,251)(b)
Net increase (decrease)	(6,461)	(2,969)	$(582,643)	$(235,691)

 (a) Amount includes in-kind redemptions (see the Redemption In-Kind note for additional details).

 (b) Amount includes in-kind redemptions (see the Prior Fiscal Year Redemption In-Kind note for additional details).

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity OTC Portfolio:

We have audited the accompanying statement of assets and liabilities of Fidelity OTC Portfolio (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity OTC Portfolio as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 19, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 142 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2017 to July 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2017	Ending Account Value July 31, 2017	Expenses Paid During Period-B February 1, 2017 to July 31, 2017
OTC	.86%
Actual		$1,000.00	$1,200.00	$4.69
Hypothetical-C		$1,000.00	$1,020.53	$4.31
Class K	.76%
Actual		$1,000.00	$1,200.50	$4.15
Hypothetical-C		$1,000.00	$1,021.03	$3.81

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity OTC Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity OTC Portfolio
OTC	09/18/17	09/15/17	$4.759
Class K	09/18/17	09/15/17	$4.815

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2017, $963,727,904, or, if subsequently determined to be different, the net capital gain of such year.

OTC designates 63% and Class K designates 56% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

OTC designates 71% and Class K designates 63% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity OTC Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity OTC Portfolio

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity OTC Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2016.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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OTC-K-ANN-0917
1.863306.108

Fidelity® Leveraged Company Stock Fund Class K Annual Report July 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2017	Past 1 year	Past 5 years	Past 10 years
Class K	17.60%	13.15%	5.54%

 The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Leveraged Company Stock Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Leveraged Company Stock Fund - Class K on July 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

See previous page for additional information regarding the performance of Class K.

Period Ending Values
$17,153	Fidelity® Leveraged Company Stock Fund - Class K
$21,073	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.04% for the year ending July 31, 2017, rising sharply following the November election and continuing to rally through the end of February on optimism for President Trump’s pro-business agenda. Equity markets leveled off, however, as the fledgling administration faced the first test of its domestic agenda. Stocks reacted with uncertainty to efforts by Congress in March to repeal and replace the Affordable Care Act, and then reverted upward through July 31. Growth stocks surged ahead of value, while small-caps’ advantage over large-caps narrowed. Sector-wise, financials (+36%) fared best, riding an uptick in bond yields and a surge in banks, particularly post-election. Information technology gained 29%, as a handful of major index constituents posted stellar returns. Industrials (+18%) was boosted by a call for increased infrastructure spending. Consumer discretionary (+14%) slightly lagged the broader market because brick-and-mortar retailers continued to suffer from increased online competition. Energy (0%) was hurt by low oil prices. Utilities (+6%), consumer staples (+4%), telecommunication services (-7%) and real estate (-2%) all struggled amid an improved backdrop for riskier assets that curbed demand for dividend-rich sectors, as well as the likelihood of further interest rate hikes later in 2017.

Comments from Portfolio Manager Mark Notkin:  For the fiscal year, the fund’s share classes gained roughly 17.5%, outpacing the benchmark S&P 500® index but trailing the 17.95% result of the Credit Suisse Leveraged Equity Index. Versus the S&P 500, favorable security selection in the industrials sector included a non-benchmark stake in Air Canada, our top individual relative contributor. The fund’s sizable stake here reflects my view that this airline has some unique growth opportunities. I notably added to Air Canada since our initial purchase in September, placing it among the fund’s largest holdings as of July 31. Elsewhere, it helped to hold Broadcom and Skyworks Solutions, both semiconductor firms serving the smartphone industry. I continue to view this as an area that is growing amid an ongoing shift to devices that require more-complex, higher-priced chips and other components. They are our two largest holdings as of July 31. Conversely, the biggest relative detractor was my decision to largely avoid personal electronics maker and benchmark stock Apple, which gained about 45% this period. This positioning was based partly on my view that the fund had sufficient exposure to the smartphone market via the semiconductor firms just noted, among others.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On September 14, 2016, Mark Notkin became Portfolio Manager of the fund, succeeding Tom Soviero, who, after 27 years at Fidelity, retired at the end of 2016.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Broadcom Ltd.	2.9	2.5
Skyworks Solutions, Inc.	2.7	2.1
Facebook, Inc. Class A	2.5	2.1
Alphabet, Inc. Class A	2.3	2.0
Newell Brands, Inc.	1.8	2.1
LyondellBasell Industries NV Class A	1.8	2.1
Air Canada	1.8	1.0
Bank of America Corp.	1.7	1.6
Allergan PLC	1.7	1.9
T-Mobile U.S., Inc.	1.6	1.6
	20.8

Top Five Market Sectors as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	26.4	27.6
Information Technology	24.9	23.6
Financials	9.7	9.5
Industrials	9.1	8.7
Materials	7.7	6.8

Asset Allocation (% of fund's net assets)

As of July 31, 2017*
Stocks	97.0%
Short-Term Investments and Net Other Assets (Liabilities)	3.0%

 * Foreign investments - 18.0%

As of January 31, 2017*
Stocks	97.7%
Bonds	0.7%
Short-Term Investments and Net Other Assets (Liabilities)	1.6%

 * Foreign investments - 17.2%

Investments July 31, 2017

Showing Percentage of Net Assets

Common Stocks - 97.0%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 26.4%
Auto Components - 2.5%
Adient PLC	190,200	$12,452
Delphi Automotive PLC	220,900	19,974
Lear Corp.	169,800	25,163
Tenneco, Inc.	401,500	22,203
		79,792
Automobiles - 0.5%
Fiat Chrysler Automobiles NV	1,253,000	15,149
Hotels, Restaurants & Leisure - 8.5%
Boyd Gaming Corp.	796,900	19,970
Cedar Fair LP (depositary unit)	265,900	18,464
Dave & Buster's Entertainment, Inc. (a)	234,500	14,565
Domino's Pizza, Inc.	76,600	14,286
Eldorado Resorts, Inc. (a)	675,300	13,776
Extended Stay America, Inc. unit	1,186,000	23,447
Las Vegas Sands Corp.	304,700	18,773
Melco Crown Entertainment Ltd. sponsored ADR	1,910,900	38,600
MGM Mirage, Inc.	820,000	27,003
Penn National Gaming, Inc. (a)	972,100	19,598
Red Rock Resorts, Inc.	5,847	140
Scientific Games Corp. Class A (a)	585,600	21,696
U.S. Foods Holding Corp. (a)	703,500	19,804
Wyndham Worldwide Corp.	153,100	15,979
		266,101
Household Durables - 2.9%
CalAtlantic Group, Inc.	375,300	13,173
Newell Brands, Inc.	1,087,747	57,346
Toll Brothers, Inc.	513,000	19,797
		90,316
Internet & Direct Marketing Retail - 2.5%
Expedia, Inc.	129,100	20,200
JD.com, Inc. sponsored ADR (a)	381,900	17,250
Liberty Interactive Corp. QVC Group (Venture Group) Series A (a)	285,300	17,283
Priceline Group, Inc. (a)	11,400	23,125
		77,858
Media - 8.6%
Altice NV Class A (a)	1,710,206	42,222
Charter Communications, Inc. Class A (a)	74,200	29,080
Cinemark Holdings, Inc.	700,345	27,243
Comcast Corp. Class A	795,368	32,173
DISH Network Corp. Class A (a)	223,800	14,330
Gray Television, Inc. (a)	1,869,664	27,858
Liberty Global PLC Class A (a)	514,400	17,418
Naspers Ltd. Class N	101,500	22,437
Nexstar Broadcasting Group, Inc. Class A	482,098	31,529
Sinclair Broadcast Group, Inc. Class A (b)	699,000	25,199
		269,489
Specialty Retail - 0.9%
Floor & Decor Holdings, Inc. Class A	4,500	156
Home Depot, Inc.	193,300	28,918
		29,074

TOTAL CONSUMER DISCRETIONARY		827,779

CONSUMER STAPLES - 1.7%
Beverages - 1.1%
Constellation Brands, Inc. Class A (sub. vtg.)	86,500	16,725
Monster Beverage Corp. (a)	342,500	18,067
		34,792
Food Products - 0.6%
Darling International, Inc. (a)	1,145,283	18,634

TOTAL CONSUMER STAPLES		53,426

ENERGY - 6.9%
Energy Equipment & Services - 0.0%
SAExploration Holdings, Inc. (c)	419,175	1,249
Oil, Gas & Consumable Fuels - 6.9%
Anadarko Petroleum Corp.	395,300	18,053
Carrizo Oil & Gas, Inc. (a)	57,702	909
Diamondback Energy, Inc. (a)	422,700	40,528
Parsley Energy, Inc. Class A (a)	1,114,800	32,641
Pioneer Natural Resources Co.	145,200	23,682
QEP Resources, Inc. (a)	901,000	7,722
Range Resources Corp.	465,400	9,825
Rice Energy, Inc. (a)	1,000,396	27,981
RSP Permian, Inc. (a)	382,600	13,146
Scorpio Tankers, Inc.	1,959,100	7,268
Southwestern Energy Co. (a)	2,962,400	16,886
Teekay Corp. (b)	917,300	8,990
Whiting Petroleum Corp. (a)	1,439,895	7,559
		215,190

TOTAL ENERGY		216,439

FINANCIALS - 9.7%
Banks - 7.5%
Bank of America Corp.	2,202,799	53,132
Citigroup, Inc.	711,047	48,671
Huntington Bancshares, Inc.	2,469,280	32,718
JPMorgan Chase & Co.	541,200	49,682
Regions Financial Corp.	1,679,580	24,522
SunTrust Banks, Inc.	482,200	27,625
		236,350
Capital Markets - 0.9%
MSCI, Inc.	132,000	14,381
The Blackstone Group LP	412,100	13,785
		28,166
Consumer Finance - 1.3%
OneMain Holdings, Inc. (a)	1,547,200	41,372

TOTAL FINANCIALS		305,888

HEALTH CARE - 6.0%
Health Care Equipment & Supplies - 0.9%
Boston Scientific Corp. (a)	1,023,356	27,242
Health Care Providers & Services - 2.4%
Envision Healthcare Corp. (a)	369,400	20,845
HCA Holdings, Inc. (a)	377,379	30,319
Tenet Healthcare Corp. (a)(b)	1,360,900	23,612
		74,776
Life Sciences Tools & Services - 0.5%
PRA Health Sciences, Inc. (a)	218,300	16,242
Pharmaceuticals - 2.2%
Allergan PLC	206,300	52,056
Jazz Pharmaceuticals PLC (a)	101,700	15,622
Valeant Pharmaceuticals International, Inc. (Canada) (a)	56,100	923
		68,601

TOTAL HEALTH CARE		186,861

INDUSTRIALS - 9.1%
Air Freight & Logistics - 0.5%
XPO Logistics, Inc. (a)	260,900	15,683
Airlines - 3.2%
Air Canada (a)	3,567,200	56,738
American Airlines Group, Inc.	383,980	19,368
Delta Air Lines, Inc.	471,201	23,258
		99,364
Building Products - 1.2%
Fortune Brands Home & Security, Inc.	278,100	18,263
Masco Corp.	475,400	18,127
		36,390
Electrical Equipment - 0.2%
Regal Beloit Corp.	81,558	6,798
Machinery - 1.8%
Allison Transmission Holdings, Inc.	855,000	32,319
Ingersoll-Rand PLC	281,700	24,756
		57,075
Marine - 0.0%
Genco Shipping & Trading Ltd. (a)	831	8
Trading Companies & Distributors - 2.2%
AerCap Holdings NV (a)	554,700	27,236
HD Supply Holdings, Inc. (a)	692,700	22,506
United Rentals, Inc. (a)	160,000	19,034
		68,776

TOTAL INDUSTRIALS		284,094

INFORMATION TECHNOLOGY - 24.9%
Communications Equipment - 1.1%
CommScope Holding Co., Inc. (a)	441,200	16,227
Lumentum Holdings, Inc. (a)	288,400	18,054
		34,281
Electronic Equipment & Components - 1.7%
Belden, Inc.	420,264	30,234
CDW Corp.	365,600	23,190
		53,424
Internet Software & Services - 5.5%
Alibaba Group Holding Ltd. sponsored ADR (a)	110,400	17,106
Alphabet, Inc. Class A (a)	76,800	72,614
Facebook, Inc. Class A (a)	461,800	78,160
LogMeIn, Inc.	31,550	3,674
		171,554
IT Services - 1.5%
First Data Corp. Class A (a)	976,600	18,223
Global Payments, Inc.	320,500	30,246
		48,469
Semiconductors & Semiconductor Equipment - 10.8%
Broadcom Ltd.	367,800	90,720
Lam Research Corp.	142,600	22,739
Micron Technology, Inc. (a)	818,500	23,016
Microsemi Corp. (a)	756,100	39,378
ON Semiconductor Corp. (a)	2,409,600	36,024
Qorvo, Inc. (a)	567,713	38,922
Semtech Corp. (a)	94,524	3,743
Skyworks Solutions, Inc.	793,600	83,225
		337,767
Software - 4.3%
Adobe Systems, Inc. (a)	154,800	22,677
Electronic Arts, Inc. (a)	345,600	40,345
Nuance Communications, Inc. (a)	1,410,400	24,400
Salesforce.com, Inc. (a)	171,300	15,554
Take-Two Interactive Software, Inc. (a)	223,800	17,788
TiVo Corp.	791,800	15,519
		136,283

TOTAL INFORMATION TECHNOLOGY		781,778

MATERIALS - 7.7%
Chemicals - 4.7%
E.I. du Pont de Nemours & Co.	186,600	15,340
Ingevity Corp. (a)	254,788	14,905
LyondellBasell Industries NV Class A	631,555	56,897
Olin Corp.	484,000	14,268
Phosphate Holdings, Inc. (a)	307,500	6
Platform Specialty Products Corp. (a)	1,974,500	27,663
The Chemours Co. LLC	383,900	18,277
		147,356
Containers & Packaging - 1.9%
Ball Corp.	420,400	17,615
Berry Global Group, Inc. (a)	402,400	22,567
Graphic Packaging Holding Co.	1,499,800	19,782
		59,964
Metals & Mining - 1.1%
First Quantum Minerals Ltd.	1,523,400	16,838
Freeport-McMoRan, Inc. (a)	1,107,900	16,197
		33,035

TOTAL MATERIALS		240,355

REAL ESTATE - 0.8%
Equity Real Estate Investment Trusts (REITs) - 0.8%
Equinix, Inc.	54,500	24,565
TELECOMMUNICATION SERVICES - 2.2%
Diversified Telecommunication Services - 0.6%
Altice U.S.A., Inc. Class A	535,000	17,890
Wireless Telecommunication Services - 1.6%
T-Mobile U.S., Inc. (a)	814,200	50,204

TOTAL TELECOMMUNICATION SERVICES		68,094

UTILITIES - 1.6%
Independent Power and Renewable Electricity Producers - 1.6%
Calpine Corp. (a)	1,590,900	22,877
Dynegy, Inc. (a)	273,413	2,455
The AES Corp.	2,123,300	23,738
		49,070
TOTAL COMMON STOCKS
(Cost $2,388,537)		3,038,349
	Principal Amount (000s)	Value (000s)

Nonconvertible Bonds - 0.0%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Jupiter Resources, Inc. 8.5% 10/1/22(c)
(Cost $680)	825	586
	Shares	Value (000s)

Money Market Funds - 2.8%
Fidelity Cash Central Fund, 1.11% (d)	70,216,073	70,230
Fidelity Securities Lending Cash Central Fund 1.11% (d)(e)	17,852,577	17,854
TOTAL MONEY MARKET FUNDS
(Cost $88,079)		88,084
TOTAL INVESTMENT PORTFOLIO - 99.8%
(Cost $2,477,296)		3,127,019
NET OTHER ASSETS (LIABILITIES) - 0.2%		6,109
NET ASSETS - 100%		$3,133,128

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,835,000 or 0.1% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$499
Fidelity Securities Lending Cash Central Fund	163
Total	$662

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Ormet Corp.	$0	--	--	--	$--
Total	$0	--	--	--	$--

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$827,779	$805,342	$22,437	$--
Consumer Staples	53,426	53,426	--	--
Energy	216,439	216,439	--	--
Financials	305,888	305,888	--	--
Health Care	186,861	186,861	--	--
Industrials	284,094	284,094	--	--
Information Technology	781,778	781,778	--	--
Materials	240,355	240,355	--	--
Real Estate	24,565	24,565	--	--
Telecommunication Services	68,094	68,094	--	--
Utilities	49,070	49,070	--	--
Corporate Bonds	586	--	586	--
Money Market Funds	88,084	88,084	--	--
Total Investments in Securities:	$3,127,019	$3,103,996	$23,023	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	82.0%
Netherlands	4.5%
Ireland	3.4%
Singapore	2.9%
Canada	2.4%
Cayman Islands	2.4%
Others (Individually Less Than 1%)	2.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2017
Assets
Investment in securities, at value (including securities loaned of $17,129) — See accompanying schedule: Unaffiliated issuers (cost $2,389,217)	$3,038,935
Fidelity Central Funds (cost $88,079)	88,084
Total Investments (cost $2,477,296)		$3,127,019
Receivable for investments sold		61,273
Receivable for fund shares sold		571
Dividends receivable		376
Interest receivable		33
Distributions receivable from Fidelity Central Funds		66
Other receivables		56
Total assets		3,189,394
Liabilities
Payable to custodian bank	$9
Payable for investments purchased	32,262
Payable for fund shares redeemed	4,082
Accrued management fee	1,547
Other affiliated payables	442
Other payables and accrued expenses	69
Collateral on securities loaned	17,855
Total liabilities		56,266
Net Assets		$3,133,128
Net Assets consist of:
Paid in capital		$2,059,128
Undistributed net investment income		3,302
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		420,975
Net unrealized appreciation (depreciation) on investments		649,723
Net Assets		$3,133,128
Leveraged Company Stock:
Net Asset Value, offering price and redemption price per share ($2,643,792 ÷ 70,974 shares)		$37.25
Class K:
Net Asset Value, offering price and redemption price per share ($489,336 ÷ 13,105 shares)		$37.34

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended July 31, 2017
Investment Income
Dividends		$39,216
Interest		1,686
Income from Fidelity Central Funds		662
Total income		41,564
Expenses
Management fee	$19,158
Transfer agent fees	4,604
Accounting and security lending fees	946
Custodian fees and expenses	58
Independent trustees' fees and expenses	13
Registration fees	54
Audit	65
Legal	15
Miscellaneous	29
Total expenses before reductions	24,942
Expense reductions	(394)	24,548
Net investment income (loss)		17,016
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,053,356
Fidelity Central Funds	10
Other affiliated issuers	(20,556)
Foreign currency transactions	(98)
Total net realized gain (loss)		1,032,712
Change in net unrealized appreciation (depreciation) on:
Investment securities		(535,359)
Net gain (loss)		497,353
Net increase (decrease) in net assets resulting from operations		$514,369

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2017	Year ended July 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$17,016	$40,207
Net realized gain (loss)	1,032,712	291,008
Change in net unrealized appreciation (depreciation)	(535,359)	(703,593)
Net increase (decrease) in net assets resulting from operations	514,369	(372,378)
Distributions to shareholders from net investment income	(31,094)	(39,813)
Distributions to shareholders from net realized gain	(719,647)	(240,243)
Total distributions	(750,741)	(280,056)
Share transactions - net increase (decrease)	(65,270)	(659,264)
Redemption fees	27	156
Total increase (decrease) in net assets	(301,615)	(1,311,542)
Net Assets
Beginning of period	3,434,743	4,746,285
End of period	$3,133,128	$3,434,743
Other Information
Undistributed net investment income end of period	$3,302	$19,397

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Leveraged Company Stock Fund

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$40.68	$46.90	$45.82	$39.44	$28.22
Income from Investment Operations
Net investment income (loss)A	.19	.41	.41	.34	.42B
Net realized and unrealized gain (loss)	5.53	(3.77)	1.01	6.31	10.92
Total from investment operations	5.72	(3.36)	1.42	6.65	11.34
Distributions from net investment income	(.37)	(.40)	(.34)	(.27)	(.12)
Distributions from net realized gain	(8.78)	(2.46)	–	–	–
Total distributions	(9.15)	(2.86)	(.34)	(.27)	(.12)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$37.25	$40.68	$46.90	$45.82	$39.44
Total ReturnD	17.45%	(7.23)%	3.12%	16.96%	40.31%
Ratios to Average Net AssetsE,F
Expenses before reductions	.80%	.80%	.79%	.79%	.82%
Expenses net of fee waivers, if any	.79%	.80%	.78%	.79%	.82%
Expenses net of all reductions	.78%	.80%	.78%	.79%	.82%
Net investment income (loss)	.51%	1.03%	.87%	.81%	1.25%B
Supplemental Data
Net assets, end of period (in millions)	$2,644	$2,861	$3,755	$4,207	$4,227
Portfolio turnover rateG	100%	9%	4%	10%	21%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.03%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Leveraged Company Stock Fund Class K

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$40.76	$47.00	$45.91	$39.52	$28.26
Income from Investment Operations
Net investment income (loss)A	.23	.46	.46	.40	.47B
Net realized and unrealized gain (loss)	5.55	(3.79)	1.03	6.31	10.93
Total from investment operations	5.78	(3.33)	1.49	6.71	11.40
Distributions from net investment income	(.42)	(.45)	(.40)	(.32)	(.14)
Distributions from net realized gain	(8.78)	(2.46)	–	–	–
Total distributions	(9.20)	(2.91)	(.40)	(.32)	(.14)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$37.34	$40.76	$47.00	$45.91	$39.52
Total ReturnD	17.60%	(7.14)%	3.26%	17.10%	40.47%
Ratios to Average Net AssetsE,F
Expenses before reductions	.68%	.68%	.67%	.67%	.69%
Expenses net of fee waivers, if any	.68%	.68%	.67%	.67%	.69%
Expenses net of all reductions	.67%	.68%	.67%	.67%	.68%
Net investment income (loss)	.63%	1.15%	.99%	.92%	1.39%B
Supplemental Data
Net assets, end of period (in millions)	$489	$573	$991	$1,173	$1,053
Portfolio turnover rateG	100%	9%	4%	10%	21%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.17%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2017
(Amounts in thousands except percentages)

1. Organization.

Fidelity Leveraged Company Stock Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Leveraged Company Stock and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, partnerships and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$813,214
Gross unrealized depreciation	(162,454)
Net unrealized appreciation (depreciation) on securities	$650,760
Tax Cost	$2,476,259

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,289
Undistributed long-term capital gain	$419,950
Net unrealized appreciation (depreciation) on securities and other investments	$650,760

The tax character of distributions paid was as follows:

	July 31, 2017	July 31, 2016
Ordinary Income	$31,094	$ 39,813
Long-term Capital Gains	719,647	240,243
Total	$750,741	$ 280,056

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,115,176 and $3,894,795, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .60% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Leveraged Company Stock, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Leveraged Company Stock	$4,359.16
Class K	245.05
	$4,604

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $110 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $11 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $163, including $5 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $365 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $28.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2017	Year ended July 31, 2016
From net investment income
Leveraged Company Stock	$25,432	$31,472
Class K	5,662	8,341
Total	$31,094	$39,813
From net realized gain
Leveraged Company Stock	$601,482	$194,477
Class K	118,165	45,766
Total	$719,647	$240,243

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2017	Year ended July 31, 2016	Year ended July 31, 2017	Year ended July 31, 2016
Leveraged Company Stock
Shares sold	3,277	3,277	$119,066	$130,866
Reinvestment of distributions	17,338	5,086	589,414	212,362
Shares redeemed	(19,987)	(18,084)	(729,496)	(716,560)
Net increase (decrease)	628	(9,721)	$(21,016)	$(373,332)
Class K
Shares sold	1,480	2,482	$53,751	$96,640
Reinvestment of distributions	3,634	1,294	123,827	54,107
Shares redeemed	(6,074)	(10,794)	(221,832)	(436,679)
Net increase (decrease)	(960)	(7,018)	$(44,254)	$(285,932)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Leveraged Company Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Leveraged Company Stock Fund (a fund of Fidelity Securities Fund) as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Leveraged Company Stock Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
September 19, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 142 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2017 to July 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2017	Ending Account Value July 31, 2017	Expenses Paid During Period-B February 1, 2017 to July 31, 2017
Leveraged Company Stock	.79%
Actual		$1,000.00	$1,075.00	$4.06
Hypothetical-C		$1,000.00	$1,020.88	$3.96
Class K	.68%
Actual		$1,000.00	$1,075.80	$3.50
Hypothetical-C		$1,000.00	$1,021.42	$3.41

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Leveraged Company Stock voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Leveraged Company Stock	9/18/2017	9/15/2017	$0.039	$5.113
Class K	9/18/2017	9/15/2017	$0.064	$5.113

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2017, $986,770,805 or, if subsequently determined to be different, the net capital gain of such year.

Leveraged Company Stock designates 100% and Class K designates 100% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Leveraged Company Stock designates 100% and Class K designates 100% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Leveraged Company Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in September 2016.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Leveraged Company Stock Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Leveraged Company Stock Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2016.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Corporate Headquarters

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Boston, MA 02210

www.fidelity.com

LSF-K-ANN-0917
1.863382.108

Fidelity® Blue Chip Growth Fund Class K Annual Report July 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2017	Past 1 year	Past 5 years	Past 10 years
Class K	24.63%	17.79%	10.82%

 The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Blue Chip Growth Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Blue Chip Growth Fund - Class K on July 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

See previous page for additional information regarding the performance of Class K.

Period Ending Values
$27,944	Fidelity® Blue Chip Growth Fund - Class K
$24,478	Russell 1000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.04% for the year ending July 31, 2017, rising sharply following the November election and continuing to rally through the end of February on optimism for President Trump's pro-business agenda. Equity markets leveled off, however, as the fledgling administration faced the first test of its domestic agenda. Stocks reacted with uncertainty to efforts by Congress in March to repeal and replace the Affordable Care Act, and then reverted upward through July 31. Growth stocks surged ahead of value, while small-caps' advantage over large-caps narrowed. Sector-wise, financials (+36%) fared best, riding an uptick in bond yields and a surge in banks, particularly post-election. Information technology gained 29%, as a handful of major index constituents posted stellar returns. Industrials (+18%) was boosted by a call for increased infrastructure spending. Consumer discretionary (+14%) slightly lagged the broader market because brick-and-mortar retailers continued to suffer from increased online competition. Energy (0%) was hurt by low oil prices. Utilities (+6%), consumer staples (+4%), telecommunication services (-7%) and real estate (-2%) all struggled amid an improved backdrop for riskier assets that curbed demand for dividend-rich sectors, as well as the likelihood of further interest rate hikes later in 2017.

Comments from Portfolio Manager Sonu Kalra:  For the fiscal year, the fund's share classes gained about 25%, handily outpacing the 18.05% advance of the benchmark Russell 1000® Growth Index. The fund's outperformance of its Russell benchmark was overwhelmingly driven by stock selection in information technology and consumer discretionary. An overweighting in tech also contributed. Two notable relative contributors came from the technology sector: Nvidia and Broadcom, each of which outperformed the benchmark. Nvidia was the fund's biggest individual relative contributor this period. Shares of the graphics card designer gained 186%, as the company reported impressive financial results, driven by its core gaming business, as well as rapid adoption of Nvidia’s products for artificial intelligence. An overweighting in Tesla, maker of electric vehicles, solar panels and energy-storage solutions, was a sizable holding and our second-biggest individual relative contributor. Conversely, the largest relative detractor was my decision to largely avoid aerospace stalwart and benchmark stock Boeing. A surge in quarterly earnings, reported in July, helped the stock notch its best monthly performance in nearly 35 years. I established an underweighted position in June. Lastly, underexposure to tech giant and large index constituent Microsoft also hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	7.0	7.0
Alphabet, Inc. Class A	6.1	6.3
Amazon.com, Inc.	5.9	6.2
Facebook, Inc. Class A	4.5	4.0
NVIDIA Corp.	2.6	2.3
Tesla, Inc.	2.6	3.0
Salesforce.com, Inc.	2.4	2.6
Broadcom Ltd.	2.3	2.3
Visa, Inc. Class A	2.0	2.0
Home Depot, Inc.	1.8	2.0
	37.2

Top Five Market Sectors as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	43.4	41.0
Consumer Discretionary	27.0	27.5
Health Care	11.5	12.1
Consumer Staples	5.8	5.2
Industrials	4.6	5.4

Asset Allocation (% of fund's net assets)

As of July 31, 2017*
Stocks	98.0%
Convertible Securities	2.0%

 * Foreign investments - 14.0%

As of January 31, 2017*
Stocks	97.7%
Convertible Securities	2.3%

 * Foreign investments - 10.6%

Investments July 31, 2017

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 26.8%
Auto Components - 0.1%
Delphi Automotive PLC	148,000	$13,382
Automobiles - 2.6%
Tesla, Inc. (a)(b)	1,837,333	594,322
Diversified Consumer Services - 0.2%
New Oriental Education & Technology Group, Inc. sponsored ADR	638,200	50,839
Hotels, Restaurants & Leisure - 3.5%
Alsea S.A.B. de CV	1,424,600	5,546
Caesars Entertainment Corp. (a)(b)	1,286,000	15,882
Chipotle Mexican Grill, Inc. (a)(b)	56,870	19,550
Dave & Buster's Entertainment, Inc. (a)	1,707,513	106,054
Del Taco Restaurants, Inc. (a)	1,039,600	13,608
Delta Corp. Ltd.	410,224	1,091
Freshii, Inc. (b)	106,500	861
Las Vegas Sands Corp.	659,000	40,601
Marriott International, Inc. Class A	447,600	46,635
McDonald's Corp.	669,100	103,804
Melco Crown Entertainment Ltd. sponsored ADR	937,800	18,944
MGM Mirage, Inc.	2,145,742	70,659
Penn National Gaming, Inc. (a)	1,189,800	23,986
Shake Shack, Inc. Class A (a)(b)	946,100	31,231
Starbucks Corp.	2,995,947	161,721
U.S. Foods Holding Corp. (a)	1,420,100	39,976
Vail Resorts, Inc.	45,100	9,505
Wendy's Co.	560,400	8,653
Wyndham Worldwide Corp.	323,800	33,795
Yum China Holdings, Inc.	775,500	27,755
Yum! Brands, Inc.	120,700	9,110
		788,967
Household Durables - 0.9%
Forbo Holding AG (Reg.)	1,340	2,033
Newell Brands, Inc.	1,155,602	60,923
SodaStream International Ltd. (a)	951,009	53,561
Sony Corp.	1,614,400	66,327
Sony Corp. sponsored ADR	729,075	29,943
		212,787
Internet & Direct Marketing Retail - 9.2%
Amazon.com, Inc. (a)	1,356,687	1,340,108
Blue Apron Holdings, Inc.:
Class A (b)	636,600	4,208
Class B	624,302	3,714
Class B	156,075	980
Boohoo.Com PLC (a)	3,998,800	12,425
Ctrip.com International Ltd. ADR (a)	425,133	25,393
Expedia, Inc.	202,799	31,732
JD.com, Inc. sponsored ADR (a)	4,646,300	209,873
Netflix, Inc. (a)	998,748	181,433
NutriSystem, Inc.	216,000	12,042
Priceline Group, Inc. (a)	119,605	242,619
Start Today Co. Ltd.	263,200	7,437
The Honest Co., Inc. (a)(c)	150,143	4,109
Wayfair LLC Class A (a)	27,116	2,070
		2,078,143
Leisure Products - 0.1%
Spin Master Corp. (a)	405,200	12,422
Media - 1.6%
Altice NV Class A (a)	3,054,623	75,413
Charter Communications, Inc. Class A (a)	348,094	136,422
Comcast Corp. Class A	334,900	13,547
Live Nation Entertainment, Inc. (a)	68,300	2,546
Naspers Ltd. Class N	173,600	38,375
The Madison Square Garden Co. (a)	22,600	4,966
The Walt Disney Co.	588,100	64,650
WME Entertainment Parent, LLC Class A (a)(c)(d)	9,407,380	21,261
		357,180
Multiline Retail - 1.1%
B&M European Value Retail S.A.	1,396,069	6,631
Dollar Tree, Inc. (a)	3,235,865	233,241
Ollie's Bargain Outlet Holdings, Inc. (a)	217,100	9,704
Target Corp.	41,600	2,357
		251,933
Specialty Retail - 3.4%
Best Buy Co., Inc.	429,000	25,028
Five Below, Inc. (a)	547,700	26,459
Floor & Decor Holdings, Inc. Class A (b)	467,500	16,185
Home Depot, Inc.	2,770,924	414,530
Inditex SA	478,854	19,008
L Brands, Inc.	675,536	31,338
Lowe's Companies, Inc.	317,400	24,567
Lumber Liquidators Holdings, Inc. (a)(b)	395,100	9,763
RH (a)(b)(e)	1,271,974	82,844
Ross Stores, Inc.	545,800	30,194
The Children's Place Retail Stores, Inc.	297,400	31,420
TJX Companies, Inc.	998,667	70,216
		781,552
Textiles, Apparel & Luxury Goods - 4.1%
adidas AG	1,447,543	330,725
Akcea Therapeutics, Inc.	856,700	12,328
Canada Goose Holdings, Inc. (b)	252,900	4,820
Coach, Inc.	733,400	34,572
Emerald Expositions Events, Inc.	205,900	4,713
G-III Apparel Group Ltd. (a)	757,739	19,724
Kering SA	234,100	81,891
lululemon athletica, Inc. (a)	1,469,472	90,578
LVMH Moet Hennessy - Louis Vuitton SA	100,880	25,340
NIKE, Inc. Class B	2,961,044	174,850
Prada SpA	3,269,800	11,596
PVH Corp.	632,181	75,413
Shenzhou International Group Holdings Ltd.	602,000	4,027
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	1,910,795	53,674
Tory Burch LLC (a)(c)(d)	293,611	12,998
		937,249

TOTAL CONSUMER DISCRETIONARY		6,078,776

CONSUMER STAPLES - 5.7%
Beverages - 1.4%
Constellation Brands, Inc. Class A (sub. vtg.)	421,727	81,541
Diageo PLC	402,619	13,003
Molson Coors Brewing Co. Class B	788,855	70,192
Monster Beverage Corp. (a)	2,352,185	124,078
National Beverage Corp.	238,500	24,356
		313,170
Food & Staples Retailing - 0.9%
Costco Wholesale Corp.	1,103,297	174,884
Performance Food Group Co. (a)	785,100	22,611
		197,495
Food Products - 0.7%
Associated British Foods PLC	482,671	18,876
Bunge Ltd.	392,300	30,752
Darling International, Inc. (a)	268,400	4,367
Lamb Weston Holdings, Inc.	242,600	10,670
Nestle SA (Reg. S)	48,776	4,117
Post Holdings, Inc. (a)	91,200	7,588
The Hain Celestial Group, Inc. (a)	747,771	33,433
The Kraft Heinz Co.	327,600	28,652
TreeHouse Foods, Inc. (a)	365,400	30,997
		169,452
Household Products - 0.2%
Spectrum Brands Holdings, Inc.	309,100	35,683
Personal Products - 1.3%
Coty, Inc. Class A	4,080,900	83,577
Estee Lauder Companies, Inc. Class A	279,900	27,707
Herbalife Ltd. (a)	1,283,240	85,348
Kose Corp.	84,500	9,412
Unilever NV (NY Reg.)	1,623,400	94,433
		300,477
Tobacco - 1.2%
British American Tobacco PLC:
(United Kingdom)	64,417	4,007
sponsored ADR	2,463,000	153,987
Imperial Tobacco Group PLC	244,804	10,077
Philip Morris International, Inc.	867,700	101,269
		269,340

TOTAL CONSUMER STAPLES		1,285,617

ENERGY - 1.8%
Energy Equipment & Services - 0.1%
Shelf Drilling Ltd. (a)	772,269	6,482
Smart Sand, Inc.	412,400	2,714
U.S. Silica Holdings, Inc.	570,200	16,610
Weatherford International PLC (a)	668,700	2,982
		28,788
Oil, Gas & Consumable Fuels - 1.7%
Anadarko Petroleum Corp.	1,350,532	61,679
Bharat Petroleum Corp. Ltd.	635,128	4,663
Cimarex Energy Co.	421,650	41,756
Continental Resources, Inc. (a)	1,666,941	55,726
Diamondback Energy, Inc. (a)	458,300	43,942
EOG Resources, Inc.	538,558	51,238
Parsley Energy, Inc. Class A (a)	712,900	20,874
Petronet LNG Ltd.	655,750	2,084
Pioneer Natural Resources Co.	359,926	58,704
Reliance Industries Ltd.	977,938	24,611
RSP Permian, Inc. (a)	166,500	5,721
		370,998

TOTAL ENERGY		399,786

FINANCIALS - 3.7%
Banks - 2.1%
Bank of America Corp.	6,838,621	164,948
Citigroup, Inc.	1,523,221	104,264
HDFC Bank Ltd. sponsored ADR	479,317	46,388
JPMorgan Chase & Co.	1,615,536	148,306
Kotak Mahindra Bank Ltd.	615,886	9,804
		473,710
Capital Markets - 1.4%
BlackRock, Inc. Class A	147,164	62,770
CBOE Holdings, Inc.	429,200	40,572
Charles Schwab Corp.	786,441	33,738
Fairfax India Holdings Corp. (a)	896,200	15,191
Goldman Sachs Group, Inc.	450,600	101,534
Morgan Stanley	836,900	39,251
MSCI, Inc.	61,800	6,733
Northern Trust Corp.	191,100	16,723
TD Ameritrade Holding Corp.	115,600	5,286
		321,798
Diversified Financial Services - 0.1%
Berkshire Hathaway, Inc. Class B (a)	114,100	19,964
Thrifts & Mortgage Finance - 0.1%
Housing Development Finance Corp. Ltd.	697,722	19,452

TOTAL FINANCIALS		834,924

HEALTH CARE - 11.4%
Biotechnology - 7.7%
AC Immune SA	753,900	5,526
ACADIA Pharmaceuticals, Inc. (a)(b)	277,300	8,255
Acceleron Pharma, Inc. (a)	141,643	4,554
Achaogen, Inc. (a)(b)	411,357	7,820
Advanced Accelerator Applications SA sponsored ADR (a)	311,600	14,954
Agios Pharmaceuticals, Inc. (a)(b)	242,923	13,589
Aimmune Therapeutics, Inc. (a)	488,057	10,503
Alexion Pharmaceuticals, Inc. (a)	1,959,569	269,127
Alkermes PLC (a)	1,008,747	54,886
Alnylam Pharmaceuticals, Inc. (a)	725,540	60,031
Amgen, Inc.	1,008,686	176,026
Arena Pharmaceuticals, Inc. (a)	172,400	4,096
Ascendis Pharma A/S sponsored ADR (a)	324,951	9,164
BeiGene Ltd. ADR (a)	34,000	2,397
Biogen, Inc. (a)	439,890	127,388
BioMarin Pharmaceutical, Inc. (a)	428,987	37,635
bluebird bio, Inc. (a)	281,467	26,528
Celgene Corp. (a)	650,900	88,138
Cellectis SA sponsored ADR (a)	65,609	1,588
Chiasma, Inc. warrants (a)	55,391	10
Chimerix, Inc. (a)	83,285	414
Coherus BioSciences, Inc. (a)	621,289	8,108
CytomX Therapeutics, Inc. (a)	162,076	2,186
CytomX Therapeutics, Inc. (a)(f)	378,621	5,108
DBV Technologies SA sponsored ADR (a)	105,254	4,688
Editas Medicine, Inc. (a)(b)	608,153	10,290
Exact Sciences Corp. (a)(b)	288,184	11,182
Exelixis, Inc. (a)	2,742,991	74,362
FibroGen, Inc. (a)	362,041	12,364
GenSight Biologics SA	624,574	3,623
Gilead Sciences, Inc.	153,700	11,695
Global Blood Therapeutics, Inc. (a)	647,809	16,908
Grifols SA ADR	107,700	2,256
Heron Therapeutics, Inc. (a)	110,381	1,750
Intellia Therapeutics, Inc. (a)(b)	594,199	10,006
Intercept Pharmaceuticals, Inc. (a)	202,807	23,755
Ionis Pharmaceuticals, Inc. (a)	123,629	6,478
Ironwood Pharmaceuticals, Inc. Class A (a)	1,043,367	18,520
La Jolla Pharmaceutical Co. (a)	172,800	5,120
Merrimack Pharmaceuticals, Inc. (b)	1,543,125	2,052
Momenta Pharmaceuticals, Inc. (a)	94,569	1,565
Neurocrine Biosciences, Inc. (a)	616,747	29,622
Portola Pharmaceuticals, Inc. (a)	295,725	18,246
Prothena Corp. PLC (a)	101,759	6,285
Radius Health, Inc. (a)(b)	82,985	3,654
Regeneron Pharmaceuticals, Inc. (a)	665,108	326,980
Sage Therapeutics, Inc. (a)	317,467	25,318
Seattle Genetics, Inc. (a)	390,193	19,705
Seres Therapeutics, Inc. (a)(b)	48,133	651
Spark Therapeutics, Inc. (a)	153,119	10,871
TESARO, Inc. (a)	86,700	11,068
Trevena, Inc. (a)	1,016,495	2,653
Ultragenyx Pharmaceutical, Inc. (a)	57,720	3,828
Vertex Pharmaceuticals, Inc. (a)	818,202	124,219
Xencor, Inc. (a)	277,950	6,490
		1,744,235
Health Care Equipment & Supplies - 1.6%
Boston Scientific Corp. (a)	4,740,638	126,196
Danaher Corp.	444,259	36,203
Insulet Corp. (a)	204,900	10,309
Intuitive Surgical, Inc. (a)	151,041	141,716
Invuity, Inc. (a)(b)	597,311	3,793
iRhythm Technologies, Inc.	517,700	21,412
Nevro Corp. (a)	167,221	14,391
Novocure Ltd. (a)(b)	160,300	3,302
Penumbra, Inc. (a)	14,900	1,217
Stryker Corp.	15,000	2,207
		360,746
Health Care Providers & Services - 0.7%
Aetna, Inc.	44,100	6,805
Anthem, Inc.	110,500	20,576
Apollo Hospitals Enterprise Ltd.	840,757	16,493
Cigna Corp.	156,700	27,197
Humana, Inc.	92,800	21,455
Teladoc, Inc. (a)	223,800	7,341
UnitedHealth Group, Inc.	343,462	65,879
		165,746
Health Care Technology - 0.1%
athenahealth, Inc. (a)	89,873	12,431
Cerner Corp. (a)	75,400	4,853
Evolent Health, Inc. (a)	325,072	8,029
		25,313
Pharmaceuticals - 1.3%
Aclaris Therapeutics, Inc. (a)	65,900	1,898
Allergan PLC	592,300	149,455
Castle Creek Pharmaceuticals, LLC Class A-2 unit (c)(d)(g)	29,758	12,303
Dermira, Inc. (a)	298,548	8,219
Dova Pharmaceuticals, Inc. (b)	138,600	2,564
GW Pharmaceuticals PLC ADR (a)	167,896	18,767
Intersect ENT, Inc. (a)	115,300	3,159
Jazz Pharmaceuticals PLC (a)	296,144	45,491
Johnson & Johnson	133,400	17,705
The Medicines Company (a)	518,524	19,937
Theravance Biopharma, Inc. (a)	60,500	1,944
		281,442

TOTAL HEALTH CARE		2,577,482

INDUSTRIALS - 4.5%
Aerospace & Defense - 0.5%
Elbit Systems Ltd.	37,500	4,726
Northrop Grumman Corp.	104,269	27,436
Raytheon Co.	133,915	23,003
Space Exploration Technologies Corp. Class A (a)(c)	222,138	29,989
The Boeing Co.	86,300	20,924
		106,078
Air Freight & Logistics - 0.0%
XPO Logistics, Inc. (a)	147,600	8,872
Airlines - 1.3%
American Airlines Group, Inc.	580,300	29,270
Azul SA sponsored ADR (b)	259,900	6,851
Delta Air Lines, Inc.	1,714,949	84,650
InterGlobe Aviation Ltd.	257,728	5,183
JetBlue Airways Corp. (a)	779,200	17,088
Ryanair Holdings PLC sponsored ADR (a)	41,100	4,658
Southwest Airlines Co.	2,531,973	140,550
Wizz Air Holdings PLC (a)	263,523	9,050
		297,300
Building Products - 0.1%
Jeld-Wen Holding, Inc.	178,500	5,828
Masco Corp.	728,800	27,789
		33,617
Commercial Services & Supplies - 0.0%
HomeServe PLC	572,200	5,473
Construction & Engineering - 0.2%
Dycom Industries, Inc. (a)(b)	389,900	35,325
KBR, Inc.	545,200	8,134
		43,459
Electrical Equipment - 0.4%
AMETEK, Inc.	37,400	2,303
Eaton Corp. PLC	499,700	39,102
Fortive Corp.	165,479	10,713
Melrose Industries PLC	1,014,882	3,112
Nidec Corp.	19,600	2,162
Regal Beloit Corp.	392,800	32,740
Rockwell Automation, Inc.	78,100	12,889
		103,021
Industrial Conglomerates - 0.3%
Honeywell International, Inc.	481,398	65,528
Machinery - 1.3%
Allison Transmission Holdings, Inc.	1,090,200	41,210
Aumann AG	139,000	9,239
Caterpillar, Inc.	1,455,500	165,854
Cummins, Inc.	13,800	2,317
Eicher Motors Ltd.	14,288	6,697
Fanuc Corp.	10,100	2,065
Ingersoll-Rand PLC	71,700	6,301
Nordson Corp.	88,600	11,252
Parker Hannifin Corp.	51,400	8,531
Rational AG	16,138	10,145
WABCO Holdings, Inc. (a)	227,600	31,311
		294,922
Professional Services - 0.1%
IHS Markit Ltd. (a)	531,900	24,813
Road & Rail - 0.2%
CSX Corp.	664,300	32,777
Union Pacific Corp.	39,500	4,067
		36,844
Trading Companies & Distributors - 0.1%
HD Supply Holdings, Inc. (a)	71,600	2,326
Univar, Inc. (a)	316,300	9,818
Wolseley PLC	31,722	1,894
		14,038

TOTAL INDUSTRIALS		1,033,965

INFORMATION TECHNOLOGY - 42.0%
Communications Equipment - 0.3%
Arista Networks, Inc. (a)	128,200	19,139
Lumentum Holdings, Inc. (a)	535,700	33,535
NETGEAR, Inc. (a)	134,913	6,462
Viavi Solutions, Inc. (a)	399,200	4,379
		63,515
Electronic Equipment & Components - 0.3%
Amphenol Corp. Class A	28,000	2,145
Coherent, Inc. (a)	45,700	12,111
Corning, Inc.	72,600	2,116
Dell Technologies, Inc. (a)	176,541	11,346
Fabrinet (a)	797,800	35,909
IPG Photonics Corp. (a)	16,500	2,519
Largan Precision Co. Ltd.	48,000	8,753
Sunny Optical Technology Group Co. Ltd.	320,000	3,810
		78,709
Internet Software & Services - 14.2%
2U, Inc. (a)	94,300	4,880
Akamai Technologies, Inc. (a)	134,200	6,326
Alibaba Group Holding Ltd. sponsored ADR (a)	784,100	121,496
Alphabet, Inc.:
Class A (a)	1,457,636	1,378,195
Class C (a)	295,384	274,855
BlackLine, Inc.	129,400	5,017
Cloudera, Inc.	186,078	3,049
Dropbox, Inc. Class B (a)(c)	1,003,814	13,461
eBay, Inc. (a)	2,423,000	86,574
Facebook, Inc. Class A (a)	6,071,684	1,027,633
Gogo, Inc. (a)(b)	1,729,488	21,065
Mail.Ru Group Ltd. GDR (Reg. S) (a)	488,500	13,487
NetEase, Inc. ADR	105,600	32,871
New Relic, Inc. (a)	170,781	8,020
Nutanix, Inc. Class B (f)	482,746	10,256
Okta, Inc. (b)	100,600	2,208
Shopify, Inc. Class A (a)	306,700	28,263
Stamps.com, Inc. (a)	128,900	19,090
Tencent Holdings Ltd.	2,866,700	114,421
Twitter, Inc. (a)	486,400	7,826
VeriSign, Inc. (a)	70,100	7,092
Yandex NV Series A (a)	784,300	22,729
Yelp, Inc. (a)	61,200	1,991
		3,210,805
IT Services - 4.3%
Cognizant Technology Solutions Corp. Class A	664,600	46,070
EOH Holdings Ltd.	176,900	1,446
MasterCard, Inc. Class A	2,223,983	284,225
PayPal Holdings, Inc. (a)	2,925,000	171,259
Square, Inc. (a)	317,000	8,353
Vakrangee Ltd. (a)	726,776	4,997
Visa, Inc. Class A	4,509,285	448,944
		965,294
Semiconductors & Semiconductor Equipment - 7.5%
Advanced Micro Devices, Inc. (a)	1,261,300	17,166
ams AG	249,490	17,997
Applied Materials, Inc.	923,000	40,898
ASM Pacific Technology Ltd.	846,800	10,971
ASML Holding NV	296,400	44,558
Broadcom Ltd.	2,111,659	520,862
Cavium, Inc. (a)	1,353,366	83,827
Cypress Semiconductor Corp.	1,716,200	24,370
Entegris, Inc. (a)	531,400	13,870
Himax Technologies, Inc. sponsored ADR	648,800	5,346
Inphi Corp. (a)(b)	848,800	32,594
Integrated Device Technology, Inc. (a)	259,600	6,786
KLA-Tencor Corp.	215,000	19,915
Lam Research Corp.	441,700	70,433
Micron Technology, Inc. (a)	2,994,700	84,211
Monolithic Power Systems, Inc.	117,735	12,047
NVIDIA Corp.	3,681,948	598,353
Qualcomm, Inc.	1,173,600	62,424
Renesas Electronics Corp. (a)	1,549,200	14,600
STMicroelectronics NV (NY Shares) unit (b)	629,600	10,609
WONIK IPS Co. Ltd. (a)	352,536	10,293
		1,702,130
Software - 8.1%
Activision Blizzard, Inc.	6,111,587	377,574
Adobe Systems, Inc. (a)	1,101,402	161,344
Appirio, Inc. (Escrow) (c)	87,529	22
Autodesk, Inc. (a)	337,600	37,403
Electronic Arts, Inc. (a)	1,481,571	172,959
Ellie Mae, Inc. (a)	19,900	1,736
Globant SA (a)(b)	54,400	2,501
HubSpot, Inc. (a)	51,229	3,706
Microsoft Corp.	4,308,201	313,206
Nintendo Co. Ltd.	130,000	44,150
Nintendo Co. Ltd. ADR	55,400	2,352
Paycom Software, Inc. (a)	469,865	32,933
Red Hat, Inc. (a)	48,900	4,835
Salesforce.com, Inc. (a)	6,110,141	554,801
SAP AG sponsored ADR (b)	41,300	4,372
Snap, Inc.:
Class A (a)(b)	2,283,819	31,220
Class B	899,719	12,299
Take-Two Interactive Software, Inc. (a)	148,300	11,787
Tanium, Inc. Class B (c)	554,900	2,755
Workday, Inc. Class A (a)	394,654	40,298
Zendesk, Inc. (a)	592,281	17,366
Zynga, Inc. (a)	1,808,000	6,527
		1,836,146
Technology Hardware, Storage & Peripherals - 7.3%
Apple, Inc.	10,752,026	1,599,149
NetApp, Inc.	336,300	14,602
Samsung Electronics Co. Ltd.	23,391	50,335
		1,664,086

TOTAL INFORMATION TECHNOLOGY		9,520,685

MATERIALS - 1.7%
Chemicals - 1.4%
CF Industries Holdings, Inc.	1,664,257	48,846
E.I. du Pont de Nemours & Co.	346,000	28,445
FMC Corp.	314,200	23,999
LyondellBasell Industries NV Class A	887,500	79,955
Platform Specialty Products Corp. (a)	305,400	4,279
Sherwin-Williams Co.	38,300	12,917
The Chemours Co. LLC	1,633,300	77,761
The Dow Chemical Co.	243,400	15,636
Tronox Ltd. Class A	1,029,700	19,956
Westlake Chemical Corp.	138,400	9,738
		321,532
Construction Materials - 0.2%
Buzzi Unicem SpA	78,200	1,981
Summit Materials, Inc.	1,355,300	38,545
		40,526
Containers & Packaging - 0.1%
Ball Corp.	52,000	2,179
Packaging Corp. of America	145,100	15,886
		18,065
Metals & Mining - 0.0%
Franco-Nevada Corp.	59,000	4,275

TOTAL MATERIALS		384,398

REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.1%
American Tower Corp.	16,600	2,263
Equinix, Inc.	30,600	13,792
		16,055
Real Estate Management & Development - 0.0%
Parsvnath Developers Ltd. (a)	18,035,996	6,562
Redfin Corp.	104,560	2,523
		9,085

TOTAL REAL ESTATE		25,140

TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.1%
Bharti Infratel Ltd.	4,669,859	29,207
Wireless Telecommunication Services - 0.2%
T-Mobile U.S., Inc. (a)	617,000	38,044

TOTAL TELECOMMUNICATION SERVICES		67,251

UTILITIES - 0.0%
Water Utilities - 0.0%
AquaVenture Holdings Ltd.	170,400	2,725
TOTAL COMMON STOCKS
(Cost $12,763,755)		22,210,749

Preferred Stocks - 2.0%
Convertible Preferred Stocks - 2.0%
CONSUMER DISCRETIONARY - 0.2%
Hotels, Restaurants & Leisure - 0.1%
MOD Super Fast Pizza Holdings LLC Series 3 Preferred (c)(d)	68,723	8,956
Internet & Direct Marketing Retail - 0.1%
China Internet Plus Holdings Ltd. Series A-11 (a)(c)	3,163,704	17,907
The Honest Co., Inc.:
Series C (a)(c)	350,333	10,783
Series D (a)(c)	77,448	2,522
		31,212
Leisure Products - 0.0%
Peloton Interactive, Inc. Series E(c)	335,429	7,266
TOTAL CONSUMER DISCRETIONARY		47,434
CONSUMER STAPLES - 0.1%
Food Products - 0.1%
BLUE BOTTLE Coffee, Inc. Series C (a)(c)	632,822	8,379
Tobacco - 0.0%
PAX Labs, Inc. Series C (a)(c)	2,555,833	7,923
TOTAL CONSUMER STAPLES		16,302
FINANCIALS - 0.1%
Consumer Finance - 0.1%
Oportun Finance Corp. Series H (a)(c)	3,552,125	10,727
HEALTH CARE - 0.1%
Biotechnology - 0.0%
Axcella Health, Inc. Series C (a)(c)	545,634	5,500
Immunocore Ltd. Series A (a)(c)	11,275	3,901
		9,401
Health Care Providers & Services - 0.1%
Mulberry Health, Inc. Series A8 (a)(c)	2,728,716	17,327
TOTAL HEALTH CARE		26,728
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp. Series G (a)(c)	97,277	13,132
Professional Services - 0.0%
YourPeople, Inc. Series C (c)	692,196	5,773
TOTAL INDUSTRIALS		18,905
INFORMATION TECHNOLOGY - 1.4%
Internet Software & Services - 1.2%
Jet.Com, Inc. Series B1 (Escrow) (a)(c)	2,928,086	962
Reddit, Inc. Series B (c)	524,232	8,269
Uber Technologies, Inc.:
Series D, 8.00% (a)(c)	5,156,948	251,516
Series E, 8.00% (a)(c)	102,648	5,006
		265,753
IT Services - 0.1%
AppNexus, Inc. Series E (a)(c)	646,522	20,986
Software - 0.1%
Appirio, Inc. Series E (Escrow) (c)	612,702	156
Bracket Computing, Inc. Series C (a)(c)	1,207,761	2,126
Cloudflare, Inc. Series D 8.00% (a)(c)	696,025	4,782
Dataminr, Inc. Series D (a)(c)	277,250	2,462
Delphix Corp. Series D (a)(c)	675,445	3,843
Malwarebytes Corp. Series B (a)(c)	1,056,193	12,717
Taboola.Com Ltd. Series E (a)(c)	634,902	9,606
		35,692
TOTAL INFORMATION TECHNOLOGY		322,431

TOTAL CONVERTIBLE PREFERRED STOCKS		442,527

Nonconvertible Preferred Stocks - 0.0%
CONSUMER STAPLES - 0.0%
Tobacco - 0.0%
PAX Labs, Inc. Series A(c)	2,555,833	1,917
TOTAL PREFERRED STOCKS
(Cost $270,621)		444,444

Money Market Funds - 1.3%
Fidelity Securities Lending Cash Central Fund 1.11% (h)(i)
(Cost $294,194)	294,179,599	294,209
TOTAL INVESTMENT PORTFOLIO - 101.3%
(Cost $13,328,570)		22,949,402
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(291,091)
NET ASSETS - 100%		$22,658,311

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $541,340,000 or 2.4% of net assets.

 (d) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (e) Affiliated company

 (f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $15,364,000 or 0.1% of net assets.

 (g) Investment represents common shares and preferred shares.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Appirio, Inc. (Escrow)	11/24/16	$23
Appirio, Inc. Series E (Escrow)	11/24/16	$156
AppNexus, Inc. Series E	8/1/14	$12,951
Axcella Health, Inc. Series C	1/30/15	$5,500
BLUE BOTTLE Coffee, Inc. Series C	5/29/15	$21,086
Bracket Computing, Inc. Series C	9/9/15	$9,500
Castle Creek Pharmaceuticals, LLC Class A-2 unit	9/29/16	$9,820
China Internet Plus Holdings Ltd. Series A-11	1/26/15	$10,000
Cloudflare, Inc. Series D 8.00%	11/5/14 - 6/24/15	$4,349
Dataminr, Inc. Series D	3/6/15	$3,535
Delphix Corp. Series D	7/10/15	$6,079
Dropbox, Inc. Class B	5/2/12	$9,084
Immunocore Ltd. Series A	7/27/15	$2,122
Jet.Com, Inc. Series B1 (Escrow)	9/19/16	$962
Malwarebytes Corp. Series B	12/21/15	$10,958
MOD Super Fast Pizza Holdings LLC Series 3 Preferred	11/3/16	$9,415
Mulberry Health, Inc. Series A8	1/20/16	$18,432
Oportun Finance Corp. Series H	2/6/15	$10,114
PAX Labs, Inc. Series A	5/22/15	$1,891
PAX Labs, Inc. Series C	5/22/15	$7,949
Peloton Interactive, Inc. Series E	3/31/17	$7,266
Reddit, Inc. Series B	7/26/17	$7,442
Space Exploration Technologies Corp. Class A	10/16/15 - 4/6/17	$20,760
Space Exploration Technologies Corp. Series G	1/20/15	$7,535
Taboola.Com Ltd. Series E	12/22/14	$6,619
Tanium, Inc. Class B	4/21/17	$2,755
The Honest Co., Inc.	8/21/14	$4,062
The Honest Co., Inc. Series C	8/21/14	$9,479
The Honest Co., Inc. Series D	8/3/15	$3,544
Tory Burch LLC	5/14/15	$20,890
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$80,000
Uber Technologies, Inc. Series E, 8.00%	12/5/14	$3,420
WME Entertainment Parent, LLC Class A	4/13/16 - 8/16/16	$19,025
YourPeople, Inc. Series C	5/1/15	$10,314

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$94
Fidelity Securities Lending Cash Central Fund	6,573
Total	$6,667

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
Parsvnath Developers Ltd.	$7,823	$--	$903	$--	$--
RH	48,226	244	14,577	--	82,844
Total	$56,049	$244	$15,480	$--	$82,844

 * Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$6,126,210	$5,886,664	$153,744	$85,802
Consumer Staples	1,303,836	1,264,490	21,127	18,219
Energy	399,786	393,304	--	6,482
Financials	845,651	834,924	--	10,727
Health Care	2,604,210	2,565,169	10	39,031
Industrials	1,052,870	1,000,017	3,959	48,894
Information Technology	9,843,116	9,342,827	161,620	338,669
Materials	384,398	384,398	--	--
Real Estate	25,140	25,140	--	--
Telecommunication Services	67,251	67,251	--	--
Utilities	2,725	2,725	--	--
Money Market Funds	294,209	294,209	--	--
Total Investments in Securities:	$22,949,402	$22,061,118	$340,460	$547,824

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Equities - Information Technology
Beginning Balance	$378,329
Net Realized Gain (Loss) on Investment Securities	10,857
Net Unrealized Gain (Loss) on Investment Securities	5,423
Cost of Purchases	11,337
Proceeds of Sales	(67,277)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$338,669
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2017	$6,731
Other Investments in Securities
Beginning Balance	$181,112
Net Realized Gain (Loss) on Investment Securities	944
Net Unrealized Gain (Loss) on Investment Securities	1,051
Cost of Purchases	62,847
Proceeds of Sales	(36,799)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$209,155
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2017	$4,239

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	86.0%
Cayman Islands	3.3%
Singapore	2.3%
Germany	1.7%
Netherlands	1.4%
Ireland	1.3%
Others (Individually Less Than 1%)	4.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2017
Assets
Investment in securities, at value (including securities loaned of $279,690) — See accompanying schedule: Unaffiliated issuers (cost $12,955,767)	$22,572,349
Fidelity Central Funds (cost $294,194)	294,209
Other affiliated issuers (cost $78,609)	82,844
Total Investments (cost $13,328,570)		$22,949,402
Restricted cash		94
Foreign currency held at value (cost $39)		39
Receivable for investments sold		121,994
Receivable for fund shares sold		24,831
Dividends receivable		4,425
Distributions receivable from Fidelity Central Funds		1,417
Other receivables		1,213
Total assets		23,103,415
Liabilities
Payable to custodian bank	$309
Payable for investments purchased	100,529
Payable for fund shares redeemed	35,211
Accrued management fee	11,199
Other affiliated payables	2,514
Other payables and accrued expenses	1,137
Collateral on securities loaned	294,205
Total liabilities		445,104
Net Assets		$22,658,311
Net Assets consist of:
Paid in capital		$12,640,699
Undistributed net investment income		14,169
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		382,558
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		9,620,885
Net Assets		$22,658,311
Blue Chip Growth:
Net Asset Value, offering price and redemption price per share ($16,993,384 ÷ 204,237 shares)		$83.20
Class K:
Net Asset Value, offering price and redemption price per share ($5,664,927 ÷ 67,975 shares)		$83.34

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended July 31, 2017
Investment Income
Dividends		$163,084
Income from Fidelity Central Funds		6,667
Total income		169,751
Expenses
Management fee
Basic fee	$109,654
Performance adjustment	(4,173)
Transfer agent fees	25,855
Accounting and security lending fees	1,773
Custodian fees and expenses	388
Independent trustees' fees and expenses	80
Appreciation in deferred trustee compensation account	1
Registration fees	260
Audit	242
Legal	82
Interest	53
Miscellaneous	166
Total expenses before reductions	134,381
Expense reductions	(753)	133,628
Net investment income (loss)		36,123
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,109,555
Redemptions in-kind with affiliated entities	107,301
Fidelity Central Funds	(12)
Other affiliated issuers	(9,185)
Foreign currency transactions	(284)
Total net realized gain (loss)		1,207,375
Change in net unrealized appreciation (depreciation) on:
Investment securities	3,208,912
Assets and liabilities in foreign currencies	74
Total change in net unrealized appreciation (depreciation)		3,208,986
Net gain (loss)		4,416,361
Net increase (decrease) in net assets resulting from operations		$4,452,484

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2017	Year ended July 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$36,123	$31,572
Net realized gain (loss)	1,207,375	344,032
Change in net unrealized appreciation (depreciation)	3,208,986	(1,020,393)
Net increase (decrease) in net assets resulting from operations	4,452,484	(644,789)
Distributions to shareholders from net investment income	(49,380)	(10,672)
Distributions to shareholders from net realized gain	(700,248)	(1,033,010)
Total distributions	(749,628)	(1,043,682)
Share transactions - net increase (decrease)	(433,489)	(166,801)
Total increase (decrease) in net assets	3,269,367	(1,855,272)
Net Assets
Beginning of period	19,388,944	21,244,216
End of period	$22,658,311	$19,388,944
Other Information
Undistributed net investment income end of period	$14,169	$29,362

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Blue Chip Growth Fund

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$69.52	$75.25	$66.72	$59.65	$47.38
Income from Investment Operations
Net investment income (loss)A	.11	.09	.05	.15	.39
Net realized and unrealized gain (loss)	16.30	(2.16)	12.56	11.63	12.79
Total from investment operations	16.41	(2.07)	12.61	11.78	13.18
Distributions from net investment income	(.15)	(.03)	(.09)	(.24)	(.23)
Distributions from net realized gain	(2.58)	(3.63)	(3.99)	(4.47)	(.68)
Total distributions	(2.73)	(3.66)	(4.08)	(4.71)	(.91)
Net asset value, end of period	$83.20	$69.52	$75.25	$66.72	$59.65
Total ReturnB	24.48%	(2.59)%	19.72%	21.07%	28.25%
Ratios to Average Net AssetsC,D
Expenses before reductions	.70%	.82%	.89%	.80%	.76%
Expenses net of fee waivers, if any	.70%	.82%	.89%	.80%	.76%
Expenses net of all reductions	.69%	.82%	.88%	.80%	.74%
Net investment income (loss)	.15%	.13%	.07%	.23%	.75%
Supplemental Data
Net assets, end of period (in millions)	$16,993	$14,230	$15,346	$11,970	$12,927
Portfolio turnover rateE	43%F	50%F	51%F	57%F	75%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Blue Chip Growth Fund Class K

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$69.67	$75.36	$66.82	$59.74	$47.46
Income from Investment Operations
Net investment income (loss)A	.19	.16	.13	.23	.47
Net realized and unrealized gain (loss)	16.32	(2.15)	12.57	11.64	12.79
Total from investment operations	16.51	(1.99)	12.70	11.87	13.26
Distributions from net investment income	(.27)	(.07)	(.17)	(.33)	(.30)
Distributions from net realized gain	(2.58)	(3.63)	(3.99)	(4.47)	(.68)
Total distributions	(2.84)B	(3.70)	(4.16)	(4.79)C	(.98)
Net asset value, end of period	$83.34	$69.67	$75.36	$66.82	$59.74
Total ReturnD	24.63%	(2.47)%	19.84%	21.23%	28.42%
Ratios to Average Net AssetsE,F
Expenses before reductions	.59%	.70%	.78%	.68%	.61%
Expenses net of fee waivers, if any	.59%	.70%	.77%	.68%	.61%
Expenses net of all reductions	.58%	.70%	.77%	.67%	.60%
Net investment income (loss)	.26%	.25%	.19%	.36%	.89%
Supplemental Data
Net assets, end of period (in millions)	$5,665	$5,158	$5,898	$4,612	$3,506
Portfolio turnover rateG	43%H	50%H	51%H	57%H	75%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $2.84 per share is comprised of distributions from net investment income of $.267 and distributions from net realized gain of $2.576 per share.

 C Total distributions of $4.79 per share is comprised of distributions from net investment income of $.325 and distributions from net realized gain of $4.466 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2017
(Amounts in thousands except percentages)

1. Organization.

Fidelity Blue Chip Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Blue Chip Growth and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique (s)	Unobservable Input	Amount or Range / Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$541,342	Recovery value	Recovery value	0.2% - 0.3% / 0.3%	Increase
		Market comparable	Enterprise value/Gross profit multiple (EV/GP)	15.2	Increase
			Transaction price	$10.08- $330.00 / $216.57	Increase
			Enterprise value/Sales multiple (EV/S)	0.7 - 8.4 / 4.2	Increase
			Discount rate	2.3% - 75.0% / 29.4%	Decrease
			Price/Earnings multiple (P/E)	13.4	Increase
			Liquidity preference	$6.75 - $45.76 / $19.23	Increase
			Premium rate	1.0% - 80.6% / 47.2%	Increase
			Discount for lack of marketability (DLOM)	10.0% - 25.0% / 15.1%	Decrease
			Proxy premium	25.3%	Increase
		Market approach	Transaction price	$0.75 - $135.00 / $53.26	Increase
		Book value	Book value multiple	1.0	Increase
			Discount rate	30.0%	Decrease

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2017, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), redemptions in kind, partnerships, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$9,900,209
Gross unrealized depreciation	(331,669)
Net unrealized appreciation (depreciation) on securities	$9,568,540
Tax Cost	$13,380,862

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$15,137
Undistributed long-term capital gain	$434,833
Net unrealized appreciation (depreciation) on securities and other investments	$9,568,593

The tax character of distributions paid was as follows:

	July 31, 2017	July 31, 2016
Ordinary Income	$61,835	$ 10,672
Long-term Capital Gains	687,793	1,033,010
Total	$749,628	$ 1,043,682

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $55,612 in these Subsidiaries, representing .25% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and each Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiaries is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $8,612,735 and $9,442,572, respectively.

Redemption In-Kind. During the period, 1,133 shares of the Fund held by an unaffiliated entity were redeemed in-kind for investments and cash with a value of $94,035. The net realized gain of $55,844 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Exchanges In-Kind. During the prior period, investments and cash received in-kind through subscriptions totaled $30,618 in exchange for 494 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 4,038 shares of the Fund held by unaffiliated entities were redeemed in-kind for investments and cash with a value of $271,157. The Fund had a net realized gain of $132,873 on investments delivered through the in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Blue Chip Growth as compared to its benchmark index, the Russell 1000 Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .53% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Blue Chip Growth, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Blue Chip Growth	$23,377.16
Class K	2,478.05
	$25,855

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $212 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$16,100.75%		$51

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Redemptions In-Kind. During the period, 2,142 shares of the Fund held by an affiliated entity were redeemed in-kind for investments and cash with a value of $179,817. The Fund net realized gain of $107,301 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $64 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $5,317. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $6,573, including $270 from securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $5,652. The weighted average interest rate was 1.08%. The interest expense amounted to $2 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $580 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $4.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $169.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2017	Year ended July 31, 2016
From net investment income
Blue Chip Growth	$30,042	$5,376
Class K	19,338	5,296
Total	$49,380	$10,672
From net realized gain
Blue Chip Growth	$514,584	$753,870
Class K	185,664	279,140
Total	$700,248	$1,033,010

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2017	Year ended July 31, 2016	Year ended July 31, 2017	Year ended July 31, 2016
Blue Chip Growth
Shares sold	32,630	44,585	$2,453,411	$2,977,524
Reinvestment of distributions	7,584	10,852	519,650	732,287
Shares redeemed	(40,666)	(54,678)	(2,950,825)	(3,600,373)
Net increase (decrease)	(452)	759	$22,236	$109,438
Class K
Shares sold	13,260	16,845(a)	$986,030	$1,123,164(a)
Reinvestment of distributions	2,988	4,210	205,002	284,436
Shares redeemed	(22,314)(b)	(25,279)(c)	(1,646,757)(b)	(1,683,839)(c)
Net increase (decrease)	(6,066)	(4,224)	$(455,725)	$(276,239)

 (a) Amount includes in-kind exchanges (see the Prior Fiscal Year Exchanges In-Kind note for additional details).

 (b) Amount includes in-kind redemptions (see the Redemptions In-Kind note for additional details).

 (c) Amount includes in-kind redemptions (see the Prior Fiscal Year Redemptions In-Kind note for additional details).

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Blue Chip Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Blue Chip Growth Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Blue Chip Growth Fund as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 20, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 142 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2017 to July 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2017	Ending Account Value July 31, 2017	Expenses Paid During Period-B February 1, 2017 to July 31, 2017
Blue Chip Growth	.72%
Actual		$1,000.00	$1,178.10	$3.89
Hypothetical-C		$1,000.00	$1,021.22	$3.61
Class K	.61%
Actual		$1,000.00	$1,178.80	$3.30
Hypothetical-C		$1,000.00	$1,021.77	$3.06

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Blue Chip Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Blue Chip Growth Fund
Blue Chip Growth	09/18/17	09/15/17	$0.048	$1.688
Class K	09/18/17	09/15/17	$0.097	$1.688

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31 2017, $926,129,484, or, if subsequently determined to be different, the net capital gain of such year.

Blue Chip Growth and Class K designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Blue Chip Growth and Class K designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Blue Chip Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Blue Chip Growth Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Blue Chip Growth Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2016.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

BCF-K-ANN-0917
1.863113.108

Fidelity Advisor® Small Cap Growth Fund -

Class A, Class M (formerly Class T), Class C, Class I and Class Z

Annual Report

July 31, 2017

Class A, Class M, Class C, Class I and Class Z are classes of Fidelity® Small Cap Growth Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2017	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	13.94%	14.61%	7.88%
Class M (incl. 3.50% sales charge)	16.35%	14.84%	7.85%
Class C (incl. contingent deferred sales charge)	18.95%	15.09%	7.69%
Class I	21.28%	16.33%	8.85%
Class Z	21.33%	16.34%	8.86%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on February 1, 2017. Returns prior to February 1, 2017, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Small Cap Growth Fund - Class A on July 31, 2007, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Growth Index performed over the same period.

Period Ending Values
$21,352	Fidelity Advisor® Small Cap Growth Fund - Class A
$22,585	Russell 2000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.04% for the year ending July 31, 2017, rising sharply following the November election and continuing to rally through the end of February on optimism for President Trump’s pro-business agenda. Equity markets leveled off, however, as the fledgling administration faced the first test of its domestic agenda. Stocks reacted with uncertainty to efforts by Congress in March to repeal and replace the Affordable Care Act, and then reverted upward through July 31. Growth stocks surged ahead of value, while small-caps’ advantage over large-caps narrowed. Sector-wise, financials (+36%) fared best, riding an uptick in bond yields and a surge in banks, particularly post-election. Information technology gained 29%, as a handful of major index constituents posted stellar returns. Industrials (+18%) was boosted by a call for increased infrastructure spending. Consumer discretionary (+14%) slightly lagged the broader market because brick-and-mortar retailers continued to suffer from increased online competition. Energy (0%) was hurt by low oil prices. Utilities (+6%), consumer staples (+4%), telecommunication services (-7%) and real estate (-2%) all struggled amid an improved backdrop for riskier assets that curbed demand for dividend-rich sectors, as well as the likelihood of further interest rate hikes later in 2017.

Comments from Portfolio Manager Patrick Venanzi:  For the year, the fund’s share classes (excluding sales charges, if applicable) advanced about 21%, handily outpacing the 17.76% return of the benchmark Russell 2000® Growth Index. Successful security selection, particularly within the information technology sector’s software & services group, fueled the fund’s outperformance, as the combination of established-growth and emerging-growth names worked well during the market rally. Stamps.com was the fund's biggest individual contributor. Shares of the internet-based shipping-services provider rallied alongside other small-caps following the U.S. presidential election. Shares also benefited from the firm’s robust first-quarter earnings and revenue growth, reported in May. Another big contributor and large fund holding was 2U, which provides cloud-based online campuses and learning platforms for nonprofit colleges and universities. Shares of 2U returned about 48%, benefiting from consecutive quarters of better-than-expected financial results. The company also announced several new programs, and initiated its first acquisition in May. On the flip side, a non-index stake in Store Capital (-22%), a REIT (real estate investment trust) focused on single-tenant commercial properties, was the fund's biggest relative detractor. The threat and realization of higher interest rates weighed on shares of many REITs this period. The stock also suffered due to Store’s exposure to brick-and-mortar retail tenants.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
2U, Inc.	2.9	2.7
Stamps.com, Inc.	2.5	2.0
The Chemours Co. LLC	1.9	1.7
SiteOne Landscape Supply, Inc.	1.8	0.0
Grand Canyon Education, Inc.	1.8	2.0
WABCO Holdings, Inc.	1.6	0.0
KBR, Inc.	1.5	0.8
Cotiviti Holdings, Inc.	1.5	0.5
Vail Resorts, Inc.	1.4	1.8
Cedar Fair LP (depositary unit)	1.4	1.0
	18.3

Top Five Market Sectors as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	27.9	24.1
Health Care	19.0	19.0
Industrials	17.4	16.6
Consumer Discretionary	15.5	15.6
Financials	8.2	9.1

Asset Allocation (% of fund's net assets)

As of July 31, 2017*
Stocks	98.9%
Short-Term Investments and Net Other Assets (Liabilities)	1.1%

 * Foreign investments - 9.3%

As of January 31, 2017*
Stocks	99.8%
Short-Term Investments and Net Other Assets (Liabilities)	0.2%

 * Foreign investments - 11.5%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments July 31, 2017

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
CONSUMER DISCRETIONARY - 15.5%
Diversified Consumer Services - 1.8%
Grand Canyon Education, Inc. (a)	761,975	$56,058,501
Hotels, Restaurants & Leisure - 7.1%
Boyd Gaming Corp.	586,100	14,687,666
Cedar Fair LP (depositary unit)	618,832	42,971,694
Churchill Downs, Inc.	97,601	18,256,267
Del Taco Restaurants, Inc. (a)	586,100	7,672,049
Marriott Vacations Worldwide Corp.	146,500	17,118,525
Papa John's International, Inc.	134,547	9,597,238
Texas Roadhouse, Inc. Class A	607,300	28,725,290
U.S. Foods Holding Corp. (a)	898,800	25,301,220
Vail Resorts, Inc.	214,590	45,226,988
Wingstop, Inc. (b)	411,961	12,362,950
		221,919,887
Household Durables - 2.2%
Cavco Industries, Inc. (a)	224,700	29,300,880
LGI Homes, Inc. (a)(b)	619,500	27,443,850
SodaStream International Ltd. (a)	227,819	12,830,766
		69,575,496
Internet & Direct Marketing Retail - 0.3%
Gaia, Inc. Class A (a)	657,326	7,920,778
Media - 1.2%
Cinemark Holdings, Inc.	688,600	26,786,540
Gray Television, Inc. (a)	781,400	11,642,860
		38,429,400
Multiline Retail - 0.6%
Ollie's Bargain Outlet Holdings, Inc. (a)(b)	410,200	18,335,940
Specialty Retail - 1.3%
Cars.com, Inc. (a)(b)	559,670	13,599,981
The Children's Place Retail Stores, Inc. (b)	268,600	28,377,590
		41,977,571
Textiles, Apparel & Luxury Goods - 1.0%
Akcea Therapeutics, Inc.	435,000	6,259,650
Emerald Expositions Events, Inc.	604,500	13,837,005
PetIQ, Inc. Class A	534,375	12,440,250
		32,536,905

TOTAL CONSUMER DISCRETIONARY		486,754,478

CONSUMER STAPLES - 3.1%
Food & Staples Retailing - 0.7%
Performance Food Group Co. (a)	789,800	22,746,240
Food Products - 0.8%
Post Holdings, Inc. (a)	313,000	26,041,600
Household Products - 1.2%
Central Garden & Pet Co. (a)(b)	439,900	14,076,800
Central Garden & Pet Co. Class A (non-vtg.) (a)	742,300	22,833,148
		36,909,948
Personal Products - 0.4%
Herbalife Ltd. (a)(b)	180,000	11,971,800

TOTAL CONSUMER STAPLES		97,669,588

ENERGY - 0.5%
Energy Equipment & Services - 0.4%
Frank's International NV (b)	781,400	6,329,340
Tesco Corp. (a)	1,126,160	5,180,336
		11,509,676
Oil, Gas & Consumable Fuels - 0.1%
StealthGas, Inc. (a)	1,269,648	3,808,944

TOTAL ENERGY		15,318,620

FINANCIALS - 8.2%
Banks - 0.4%
Banner Corp.	190,500	11,005,185
Capital Markets - 2.9%
Apollo Global Management LLC Class A	991,400	27,858,340
CBOE Holdings, Inc.	311,500	29,446,095
MSCI, Inc.	319,246	34,781,852
		92,086,287
Diversified Financial Services - 1.5%
Cotiviti Holdings, Inc. (a)	1,057,861	45,540,916
Insurance - 2.1%
Assured Guaranty Ltd.	402,700	18,125,527
Enstar Group Ltd. (a)	110,400	22,367,040
ProAssurance Corp.	425,308	26,284,034
		66,776,601
Thrifts & Mortgage Finance - 1.3%
Essent Group Ltd. (a)	625,100	24,016,342
Meridian Bancorp, Inc. Maryland	998,334	17,620,595
		41,636,937

TOTAL FINANCIALS		257,045,926

HEALTH CARE - 19.0%
Biotechnology - 5.5%
Achaogen, Inc. (a)	390,700	7,427,207
Acorda Therapeutics, Inc. (a)	409,800	8,872,170
Advanced Accelerator Applications SA sponsored ADR (a)	160,397	7,697,452
Alder Biopharmaceuticals, Inc. (a)	322,300	3,464,725
Amarin Corp. PLC ADR (a)(b)	976,800	3,457,872
Amicus Therapeutics, Inc. (a)	976,500	12,645,675
Ascendis Pharma A/S sponsored ADR (a)	405,583	11,437,441
Blueprint Medicines Corp. (a)	322,300	16,865,959
Coherus BioSciences, Inc. (a)(b)	303,050	3,954,803
Curis, Inc. (a)	2,342,500	4,567,875
DBV Technologies SA sponsored ADR (a)	150,588	6,707,190
Dyax Corp. rights 12/31/19 (a)	380,400	1,247,712
Five Prime Therapeutics, Inc. (a)	150,200	4,226,628
Heron Therapeutics, Inc. (a)(b)	323,699	5,130,629
Intercept Pharmaceuticals, Inc. (a)	30,900	3,619,317
Iovance Biotherapeutics, Inc. (a)	492,411	2,880,604
La Jolla Pharmaceutical Co. (a)	212,422	6,294,064
Loxo Oncology, Inc. (a)	166,000	12,003,460
Macrogenics, Inc. (a)	242,800	4,011,056
Otonomy, Inc. (a)	330,129	6,206,425
Proteostasis Therapeutics, Inc. (a)	231,500	657,460
Puma Biotechnology, Inc. (a)	117,200	11,139,860
Repligen Corp. (a)	244,200	9,833,934
TESARO, Inc. (a)	83,000	10,595,780
Ultragenyx Pharmaceutical, Inc. (a)	107,400	7,122,768
		172,068,066
Health Care Equipment & Supplies - 5.8%
Cantel Medical Corp.	335,096	24,864,123
Globus Medical, Inc. (a)	488,400	15,018,300
Inogen, Inc. (a)	136,700	12,901,746
Insulet Corp. (a)	294,600	14,821,326
Integra LifeSciences Holdings Corp. (a)	503,100	24,983,946
iRhythm Technologies, Inc.	508,700	21,039,832
Novocure Ltd. (a)(b)	1,411,000	29,066,600
NxStage Medical, Inc. (a)	1,001,032	23,574,304
Wright Medical Group NV (a)	546,450	14,355,242
		180,625,419
Health Care Providers & Services - 1.1%
LHC Group, Inc. (a)	293,000	16,964,700
Premier, Inc. (a)	560,647	19,566,580
		36,531,280
Health Care Technology - 1.7%
athenahealth, Inc. (a)	107,957	14,932,612
Evolent Health, Inc. (a)	762,305	18,828,934
Veeva Systems, Inc. Class A (a)	293,000	18,681,680
		52,443,226
Life Sciences Tools & Services - 2.6%
Accelerate Diagnostics, Inc. (a)(b)	410,200	10,767,750
Bio-Rad Laboratories, Inc. Class A (a)	73,300	17,271,679
Cambrex Corp. (a)	410,200	25,022,200
ICON PLC (a)	263,700	27,675,315
		80,736,944
Pharmaceuticals - 2.3%
Aclaris Therapeutics, Inc. (a)	235,229	6,774,595
Aerie Pharmaceuticals, Inc. (a)	195,400	10,610,220
Avexis, Inc. (a)	154,800	14,342,220
Catalent, Inc. (a)	525,800	18,245,260
SCYNEXIS, Inc. (a)(b)	862,412	1,483,349
SCYNEXIS, Inc. warrants 6/21/21 (a)	168,750	68,685
The Medicines Company (a)	275,071	10,576,480
Theravance Biopharma, Inc. (a)	289,007	9,285,795
		71,386,604

TOTAL HEALTH CARE		593,791,539

INDUSTRIALS - 17.4%
Aerospace & Defense - 3.2%
BWX Technologies, Inc.	757,300	39,894,564
Elbit Systems Ltd.	102,600	12,929,652
HEICO Corp. Class A	461,500	32,789,575
Teledyne Technologies, Inc. (a)	117,200	15,979,048
		101,592,839
Airlines - 0.4%
SkyWest, Inc.	361,400	13,191,100
Building Products - 1.2%
A.O. Smith Corp.	423,900	22,699,845
Universal Forest Products, Inc.	184,404	15,462,275
		38,162,120
Commercial Services & Supplies - 1.1%
Viad Corp.	635,731	34,043,395
Construction & Engineering - 2.0%
Dycom Industries, Inc. (a)(b)	176,800	16,018,080
KBR, Inc.	3,156,000	47,087,520
		63,105,600
Electrical Equipment - 0.6%
Regal Beloit Corp.	211,082	17,593,685
Machinery - 5.6%
AGCO Corp.	429,800	31,005,772
Allison Transmission Holdings, Inc.	1,015,636	38,391,041
Colfax Corp. (a)	351,600	14,514,048
John Bean Technologies Corp.	178,146	16,460,690
Kornit Digital Ltd. (a)	390,700	8,087,490
Milacron Holdings Corp. (a)	927,900	16,683,642
WABCO Holdings, Inc. (a)	366,300	50,391,891
		175,534,574
Professional Services - 0.4%
CBIZ, Inc. (a)	909,500	13,506,075
Road & Rail - 0.3%
Marten Transport Ltd.	511,226	8,154,055
Trading Companies & Distributors - 2.6%
SiteOne Landscape Supply, Inc. (a)(b)	1,084,200	56,920,500
Univar, Inc. (a)	742,300	23,040,992
		79,961,492

TOTAL INDUSTRIALS		544,844,935

INFORMATION TECHNOLOGY - 27.9%
Communications Equipment - 0.6%
InterDigital, Inc.	172,239	12,547,611
Viavi Solutions, Inc. (a)	409,251	4,489,483
		17,037,094
Electronic Equipment & Components - 1.9%
Cardtronics PLC	562,837	17,616,798
Cognex Corp.	117,200	11,141,032
Jabil, Inc.	761,900	23,237,950
Novanta, Inc. (a)	234,400	8,649,360
		60,645,140
Internet Software & Services - 12.0%
2U, Inc. (a)	1,781,255	92,179,944
Alarm.com Holdings, Inc. (a)	293,000	11,142,790
BlackLine, Inc.	110,844	4,297,422
Five9, Inc. (a)	781,400	17,237,684
GoDaddy, Inc. (a)(b)	932,800	40,091,744
Gogo, Inc. (a)(b)	2,238,256	27,261,958
Instructure, Inc. (a)	756,990	24,488,627
LogMeIn, Inc.	149,900	17,455,855
MINDBODY, Inc. (a)(b)	1,177,094	30,545,589
Stamps.com, Inc. (a)(b)	535,651	79,329,913
The Trade Desk, Inc.	218,100	11,626,911
Wix.com Ltd. (a)	296,100	18,269,370
		373,927,807
IT Services - 1.5%
EPAM Systems, Inc. (a)	322,300	27,695,239
Euronet Worldwide, Inc. (a)	210,026	20,290,612
		47,985,851
Semiconductors & Semiconductor Equipment - 5.0%
Cavium, Inc. (a)	325,384	20,154,285
Cypress Semiconductor Corp.	1,025,600	14,563,520
Entegris, Inc. (a)	1,289,300	33,650,730
Integrated Device Technology, Inc. (a)	1,045,100	27,318,914
Monolithic Power Systems, Inc.	67,884	6,945,891
Nanometrics, Inc. (a)	736,431	19,625,886
PDF Solutions, Inc. (a)	1,290,085	20,705,864
Semtech Corp. (a)	364,596	14,438,002
		157,403,092
Software - 6.9%
ACI Worldwide, Inc. (a)	703,300	16,295,461
Blackbaud, Inc.	197,801	18,264,944
CommVault Systems, Inc. (a)	429,800	25,594,590
Digimarc Corp. (a)(b)	85,115	2,668,355
HubSpot, Inc. (a)	296,115	21,423,920
Parametric Technology Corp. (a)	200,200	11,049,038
Paycom Software, Inc. (a)(b)	390,361	27,360,402
Pegasystems, Inc.	91,891	5,554,811
Proofpoint, Inc. (a)(b)	214,900	18,318,076
PROS Holdings, Inc. (a)	586,100	16,897,263
RingCentral, Inc. (a)	488,400	16,996,320
Tableau Software, Inc. (a)	146,500	9,441,925
Take-Two Interactive Software, Inc. (a)	325,500	25,870,740
		215,735,845

TOTAL INFORMATION TECHNOLOGY		872,734,829

MATERIALS - 4.4%
Chemicals - 2.8%
Innospec, Inc.	71,655	4,471,272
Platform Specialty Products Corp. (a)	1,660,500	23,263,605
The Chemours Co. LLC	1,242,119	59,137,286
		86,872,163
Construction Materials - 0.6%
Summit Materials, Inc.	634,900	18,056,556
Containers & Packaging - 0.4%
Berry Global Group, Inc. (a)	263,700	14,788,296
Paper & Forest Products - 0.6%
Neenah Paper, Inc.	205,100	16,387,490
Quintis Ltd. (b)	11,485,732	2,710,633
		19,098,123

TOTAL MATERIALS		138,815,138

REAL ESTATE - 2.6%
Equity Real Estate Investment Trusts (REITs) - 2.0%
CoreSite Realty Corp.	127,000	13,789,660
Hudson Pacific Properties, Inc.	448,100	14,661,832
Store Capital Corp.	798,300	18,672,237
Terreno Realty Corp.	478,340	16,560,131
		63,683,860
Real Estate Management & Development - 0.6%
Redfin Corp.	721,882	17,419,013

TOTAL REAL ESTATE		81,102,873

UTILITIES - 0.3%
Independent Power and Renewable Electricity Producers - 0.3%
Ormat Technologies, Inc.	146,500	8,687,450
TOTAL COMMON STOCKS
(Cost $2,601,921,196)		3,096,765,376

Money Market Funds - 8.3%
Fidelity Cash Central Fund, 1.11% (c)	27,557,980	27,563,492
Fidelity Securities Lending Cash Central Fund 1.11% (c)(d)	232,969,818	232,993,115
TOTAL MONEY MARKET FUNDS
(Cost $260,546,869)		260,556,607
TOTAL INVESTMENT PORTFOLIO - 107.2%
(Cost $2,862,468,065)		3,357,321,983
NET OTHER ASSETS (LIABILITIES) - (7.2)%		(226,473,826)
NET ASSETS - 100%		$3,130,848,157

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Includes investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$332,281
Fidelity Securities Lending Cash Central Fund	1,281,741
Total	$1,614,022

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$486,754,478	$486,754,478	$--	$--
Consumer Staples	97,669,588	97,669,588	--	--
Energy	15,318,620	15,318,620	--	--
Financials	257,045,926	257,045,926	--	--
Health Care	593,791,539	592,475,142	68,685	1,247,712
Industrials	544,844,935	544,844,935	--	--
Information Technology	872,734,829	872,734,829	--	--
Materials	138,815,138	136,104,505	--	2,710,633
Real Estate	81,102,873	81,102,873	--	--
Utilities	8,687,450	8,687,450	--	--
Money Market Funds	260,556,607	260,556,607	--	--
Total Investments in Securities:	$3,357,321,983	$3,353,294,953	$68,685	$3,958,345

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2017
Assets
Investment in securities, at value (including securities loaned of $226,928,740) — See accompanying schedule: Unaffiliated issuers (cost $2,601,921,196)	$3,096,765,376
Fidelity Central Funds (cost $260,546,869)	260,556,607
Total Investments (cost $2,862,468,065)		$3,357,321,983
Cash		742,032
Receivable for investments sold		105,842,383
Receivable for fund shares sold		6,413,084
Dividends receivable		233,945
Distributions receivable from Fidelity Central Funds		198,962
Other receivables		99,736
Total assets		3,470,852,125
Liabilities
Payable for investments purchased	$100,352,875
Payable for fund shares redeemed	3,602,658
Accrued management fee	2,206,186
Distribution and service plan fees payable	156,462
Other affiliated payables	636,522
Other payables and accrued expenses	58,488
Collateral on securities loaned	232,990,777
Total liabilities		340,003,968
Net Assets		$3,130,848,157
Net Assets consist of:
Paid in capital		$2,470,868,588
Accumulated net investment loss		(1,470,898)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		166,596,638
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		494,853,829
Net Assets		$3,130,848,157
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($218,905,190 ÷ 9,522,025 shares)		$22.99
Maximum offering price per share (100/94.25 of $22.99)		$24.39
Class M:
Net Asset Value and redemption price per share ($64,033,949 ÷ 2,864,686 shares)		$22.35
Maximum offering price per share (100/96.50 of $22.35)		$23.16
Class C:
Net Asset Value and offering price per share ($102,668,530 ÷ 4,928,031 shares)(a)		$20.83
Small Cap Growth:
Net Asset Value, offering price and redemption price per share ($2,336,761,987 ÷ 98,038,120 shares)		$23.84
Class I:
Net Asset Value, offering price and redemption price per share ($390,031,619 ÷ 16,322,312 shares)		$23.90
Class Z:
Net Asset Value, offering price and redemption price per share ($18,446,882 ÷ 771,400 shares)		$23.91

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2017
Investment Income
Dividends		$15,501,446
Interest		9,503
Income from Fidelity Central Funds (including $1,281,741 from security lending)		1,614,022
Total income		17,124,971
Expenses
Management fee
Basic fee	$17,747,943
Performance adjustment	3,011,871
Transfer agent fees	5,640,180
Distribution and service plan fees	1,636,539
Accounting and security lending fees	795,044
Custodian fees and expenses	76,263
Independent trustees' fees and expenses	9,869
Registration fees	227,946
Audit	68,360
Legal	10,495
Interest	1,851
Miscellaneous	19,130
Total expenses before reductions	29,245,491
Expense reductions	(256,341)	28,989,150
Net investment income (loss)		(11,864,179)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	265,875,237
Redemptions in-kind with affiliated entities	18,817,235
Fidelity Central Funds	(5,253)
Foreign currency transactions	11,080
Total net realized gain (loss)		284,698,299
Change in net unrealized appreciation (depreciation) on:
Investment securities	228,635,150
Assets and liabilities in foreign currencies	38
Total change in net unrealized appreciation (depreciation)		228,635,188
Net gain (loss)		513,333,487
Net increase (decrease) in net assets resulting from operations		$501,469,308

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2017	Year ended July 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(11,864,179)	$(7,394,839)
Net realized gain (loss)	284,698,299	(40,293,959)
Change in net unrealized appreciation (depreciation)	228,635,188	18,840,561
Net increase (decrease) in net assets resulting from operations	501,469,308	(28,848,237)
Distributions to shareholders from net realized gain	(17,131,591)	(71,394,910)
Share transactions - net increase (decrease)	597,965,658	469,934,632
Redemption fees	418,601	788,555
Total increase (decrease) in net assets	1,082,721,976	370,480,040
Net Assets
Beginning of period	2,048,126,181	1,677,646,141
End of period	$3,130,848,157	$2,048,126,181
Other Information
Accumulated net investment loss end of period	$(1,470,898)	$(5,012,549)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Small Cap Growth Fund Class A

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$19.17	$20.55	$17.99	$19.66	$15.87
Income from Investment Operations
Net investment income (loss)A	(.14)	(.10)	(.13)	(.12)	(.04)
Net realized and unrealized gain (loss)	4.12	(.51)	4.23	1.69	4.87
Total from investment operations	3.98	(.61)	4.10	1.57	4.83
Distributions from net realized gain	(.16)	(.78)	(1.54)	(3.24)	(1.04)
Total distributions	(.16)	(.78)	(1.54)	(3.24)	(1.04)
Redemption fees added to paid in capitalA	–B	.01	–B	–B	–B
Net asset value, end of period	$22.99	$19.17	$20.55	$17.99	$19.66
Total ReturnC,D	20.90%	(2.85)%	24.46%	8.58%	32.20%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.35%	1.37%	1.21%	1.22%	1.24%
Expenses net of fee waivers, if any	1.35%	1.37%	1.21%	1.22%	1.24%
Expenses net of all reductions	1.34%	1.36%	1.20%	1.22%	1.22%
Net investment income (loss)	(.66)%	(.58)%	(.67)%	(.62)%	(.26)%
Supplemental Data
Net assets, end of period (000 omitted)	$218,905	$176,988	$123,370	$88,822	$74,978
Portfolio turnover rateG	140%H	143%	156%	148%H	142%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Small Cap Growth Fund Class M

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$18.69	$20.08	$17.66	$19.38	$15.68
Income from Investment Operations
Net investment income (loss)A	(.19)	(.15)	(.17)	(.16)	(.09)
Net realized and unrealized gain (loss)	4.01	(.50)	4.13	1.66	4.82
Total from investment operations	3.82	(.65)	3.96	1.50	4.73
Distributions from net realized gain	(.16)	(.75)	(1.54)	(3.22)	(1.03)
Total distributions	(.16)	(.75)	(1.54)	(3.22)	(1.03)
Redemption fees added to paid in capitalA	–B	.01	–B	–B	–B
Net asset value, end of period	$22.35	$18.69	$20.08	$17.66	$19.38
Total ReturnC,D	20.57%	(3.14)%	24.10%	8.30%	31.87%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.62%	1.66%	1.49%	1.50%	1.49%
Expenses net of fee waivers, if any	1.62%	1.66%	1.48%	1.50%	1.49%
Expenses net of all reductions	1.61%	1.64%	1.47%	1.49%	1.48%
Net investment income (loss)	(.94)%	(.87)%	(.95)%	(.90)%	(.52)%
Supplemental Data
Net assets, end of period (000 omitted)	$64,034	$53,447	$52,667	$42,586	$34,686
Portfolio turnover rateG	140%H	143%	156%	148%H	142%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Small Cap Growth Fund Class C

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$17.52	$18.90	$16.78	$18.62	$15.16
Income from Investment Operations
Net investment income (loss)A	(.27)	(.22)	(.25)	(.25)	(.16)
Net realized and unrealized gain (loss)	3.74	(.48)	3.91	1.59	4.64
Total from investment operations	3.47	(.70)	3.66	1.34	4.48
Distributions from net realized gain	(.16)	(.69)	(1.54)	(3.18)	(1.02)
Total distributions	(.16)	(.69)	(1.54)	(3.18)	(1.02)
Redemption fees added to paid in capitalA	–B	.01	–B	–B	–B
Net asset value, end of period	$20.83	$17.52	$18.90	$16.78	$18.62
Total ReturnC,D	19.95%	(3.64)%	23.53%	7.70%	31.32%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.11%	2.16%	2.00%	2.01%	1.99%
Expenses net of fee waivers, if any	2.11%	2.16%	2.00%	2.00%	1.99%
Expenses net of all reductions	2.10%	2.14%	1.99%	2.00%	1.97%
Net investment income (loss)	(1.43)%	(1.37)%	(1.46)%	(1.41)%	(1.01)%
Supplemental Data
Net assets, end of period (000 omitted)	$102,669	$73,731	$55,671	$42,215	$32,756
Portfolio turnover rateG	140%H	143%	156%	148%H	142%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Small Cap Growth Fund

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$19.82	$21.20	$18.45	$20.07	$16.14
Income from Investment Operations
Net investment income (loss)A	(.09)	(.06)	(.07)	(.06)	.01
Net realized and unrealized gain (loss)	4.27	(.52)	4.36	1.71	4.98
Total from investment operations	4.18	(.58)	4.29	1.65	4.99
Distributions from net realized gain	(.16)	(.81)	(1.54)	(3.27)	(1.06)
Total distributions	(.16)	(.81)	(1.54)	(3.27)	(1.06)
Redemption fees added to paid in capitalA	–B	.01	–B	–B	–B
Net asset value, end of period	$23.84	$19.82	$21.20	$18.45	$20.07
Total ReturnC	21.22%	(2.63)%	24.91%	8.87%	32.74%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.08%	1.12%	.91%	.91%	.90%
Expenses net of fee waivers, if any	1.08%	1.12%	.91%	.90%	.90%
Expenses net of all reductions	1.07%	1.11%	.90%	.90%	.88%
Net investment income (loss)	(.40)%	(.33)%	(.37)%	(.31)%	.08%
Supplemental Data
Net assets, end of period (000 omitted)	$2,336,762	$1,580,264	$1,345,684	$1,069,105	$1,315,659
Portfolio turnover rateF	140%G	143%	156%	148%G	142%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Small Cap Growth Fund Class I

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$19.86	$21.24	$18.49	$20.10	$16.17
Income from Investment Operations
Net investment income (loss)A	(.08)	(.05)	(.07)	(.06)	.01
Net realized and unrealized gain (loss)	4.28	(.53)	4.36	1.72	4.98
Total from investment operations	4.20	(.58)	4.29	1.66	4.99
Distributions from net realized gain	(.16)	(.81)	(1.54)	(3.27)	(1.06)
Total distributions	(.16)	(.81)	(1.54)	(3.27)	(1.06)
Redemption fees added to paid in capitalA	–B	.01	–B	–B	–B
Net asset value, end of period	$23.90	$19.86	$21.24	$18.49	$20.10
Total ReturnC	21.28%	(2.62)%	24.85%	8.89%	32.65%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.06%	1.09%	.93%	.92%	.92%
Expenses net of fee waivers, if any	1.06%	1.09%	.93%	.92%	.92%
Expenses net of all reductions	1.05%	1.07%	.91%	.92%	.91%
Net investment income (loss)	(.38)%	(.30)%	(.39)%	(.32)%	.06%
Supplemental Data
Net assets, end of period (000 omitted)	$390,032	$163,696	$97,897	$51,607	$51,158
Portfolio turnover rateF	140%G	143%	156%	148%G	142%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Small Cap Growth Fund Class Z

Years ended July 31,	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$21.39
Income from Investment Operations
Net investment income (loss)B	(.05)
Net realized and unrealized gain (loss)	2.57
Total from investment operations	2.52
Distributions from net realized gain	–
Redemption fees added to paid in capitalB	–C
Net asset value, end of period	$23.91
Total ReturnD,E	11.78%
Ratios to Average Net AssetsF,G
Expenses before reductions	.90%H
Expenses net of fee waivers, if any	.90%H
Expenses net of all reductions	.89%H
Net investment income (loss)	(.44)%H
Supplemental Data
Net assets, end of period (000 omitted)	$18,447
Portfolio turnover rateI	140%J

 A For the period February 1, 2017 (commencement of sale of shares) to July 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2017

1. Organization.

Fidelity Small Cap Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The fund commenced sale of Class Z shares on February 1, 2017. The Fund offers Class A, Class M (formerly Class T), Class C, Small Cap Growth, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period August 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), redemptions in kind, partnerships, net operating losses and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$591,159,533
Gross unrealized depreciation	(101,117,554)
Net unrealized appreciation (depreciation) on securities	$490,041,979
Tax Cost	$2,867,280,004

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$171,408,577
Net unrealized appreciation (depreciation) on securities and other investments	$488,570,993

The tax character of distributions paid was as follows:

	July 31, 2017	July 31, 2016
Ordinary Income	$–	$ 18,282,031
Long-term Capital Gains	17,131,591	53,112,879
Total	$17,131,591	$ 71,394,910

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $4,146,325,898 and $3,532,309,947, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Small Cap Growth as compared to its benchmark index, the Russell 2000 Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .82% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$486,955	$8,367
Class M	.25%	.25%	288,504	–
Class C	.75%	.25%	861,080	199,816
			$1,636,539	$208,183

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$138,593
Class M	13,586
Class C(a)	8,955
$161,134

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$454,345.23
Class M	148,406.26
Class C	213,939.25
Small Cap Growth	4,327,617.22
Class I	494,782.20
Class Z	1,091	.05(a)
	$5,640,180

 (a) Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $186,165 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$6,682,200	1.00%	$1,851

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Redemptions In-Kind. During the period, 3,120,161 shares of the Fund held by an affiliated entity were redeemed in kind for investments and cash with a value of $74,384,639. The net realized gain of $18,817,235 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $7,941 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $12,992,370. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds and includes $47,135 from securities loaned to FCM.

8. Expense Reductions.

The investment adviser voluntarily agreed to reimburse Class A, Class M, Class C, Small Cap Growth and Class I operating expenses. During the period, this reimbursement reduced expenses as follows:

Reimbursement
Class A	$1,211
Class M	363
Class C	569
Small Cap Growth	12,944
Class I	1,888
$16,975

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $215,337 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2,832.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $21,197.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2017	Year ended July 31, 2016
From net realized gain
Class A	$1,450,853	$5,181,395
Class M	443,203	2,020,848
Class B	–	78,117
Class C	670,953	2,268,668
Small Cap Growth	13,079,834	57,632,579
Class I	1,486,748	4,213,303
Total	$17,131,591	$71,394,910

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2017(a)	Year ended July 31, 2016	Year ended July 31, 2017 (a)	Year ended July 31, 2016
Class A
Shares sold	5,020,720	6,059,144	$104,451,830	$108,304,433
Reinvestment of distributions	72,980	264,882	1,418,726	5,002,119
Shares redeemed	(4,804,338)	(3,093,782)	(100,455,311)	(54,332,348)
Net increase (decrease)	289,362	3,230,244	$5,415,245	$58,974,204
Class M
Shares sold	722,906	1,018,603	$14,585,563	$17,852,650
Reinvestment of distributions	23,093	107,630	437,379	1,987,314
Shares redeemed	(740,353)	(889,426)	(14,879,815)	(15,500,757)
Net increase (decrease)	5,646	236,807	$143,127	$4,339,207
Class B
Shares sold	–	7,282	$–	$117,958
Reinvestment of distributions	–	4,376	–	76,516
Shares redeemed	–	(135,765)	–	(2,219,722)
Net increase (decrease)	–	(124,107)	$–	$(2,025,248)
Class C
Shares sold	1,684,413	2,069,867	$31,979,652	$34,466,250
Reinvestment of distributions	36,440	125,336	645,354	2,178,654
Shares redeemed	(1,001,342)	(932,892)	(18,971,580)	(14,941,204)
Net increase (decrease)	719,511	1,262,311	$13,653,426	$21,703,700
Small Cap Growth
Shares sold	46,489,671	42,088,501	$1,008,614,407	$782,706,842
Reinvestment of distributions	624,373	2,848,706	12,562,394	55,506,569
Shares redeemed	(28,815,440)(b)	(28,683,713)	(638,181,914)(b)	(518,831,831)
Net increase (decrease)	18,298,604	16,253,494	$382,994,887	$319,381,580
Class I
Shares sold	11,204,169	7,438,237	$245,745,969	$136,356,812
Reinvestment of distributions	68,251	199,940	1,376,613	3,903,639
Shares redeemed	(3,191,470)	(4,006,778)	(69,277,095)	(72,699,262)
Net increase (decrease)	8,080,950	3,631,399	$177,845,487	$67,561,189
Class Z
Shares sold	782,917	–	$18,185,267	$–
Shares redeemed	(11,517)	–	(271,781)	–
Net increase (decrease)	771,400	–	$17,913,486	$–

 (a) Share transactions for Class Z are for the period February 1, 2017 (commencement of sale of shares) to July 31, 2017

 (b) Amount includes in-kind redemptions (see the Redemptions In-Kind note for additional details)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Growth Fund (a fund of Fidelity Securities Fund) as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Small Cap Growth Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31,2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
September 13, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 142 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2017 to July 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2017	Ending Account Value July 31, 2017	Expenses Paid During Period-B February 1, 2017 to July 31, 2017
Class A	1.34%
Actual		$1,000.00	$1,117.10	$7.03
Hypothetical-C		$1,000.00	$1,018.15	$6.71
Class M	1.61%
Actual		$1,000.00	$1,115.80	$8.45
Hypothetical-C		$1,000.00	$1,016.81	$8.05
Class C	2.10%
Actual		$1,000.00	$1,112.70	$11.00
Hypothetical-C		$1,000.00	$1,014.38	$10.49
Small Cap Growth	1.07%
Actual		$1,000.00	$1,118.70	$5.62
Hypothetical-C		$1,000.00	$1,019.49	$5.36
Class I	1.05%
Actual		$1,000.00	$1,118.90	$5.52
Hypothetical-C		$1,000.00	$1,019.59	$5.26
Class Z	.90%
Actual		$1,000.00	$1,117.80	$4.73
Hypothetical-C		$1,000.00	$1,020.33	$4.51

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Small Cap Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Small Cap Growth Fund
Class A	09/11/2017	09/08/2017	$1.267
Class M	09/11/2017	09/08/2017	$1.267
Class C	09/11/2017	09/08/2017	$1.267
Small Cap Growth	09/11/2017	09/08/2017	$1.267
Class I	09/11/2017	09/08/2017	$1.267
Class Z	09/11/2017	09/08/2017	$1.267

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2017, $201,213,183, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Small Cap Growth Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Small Cap Growth Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking. The Board noted that the comparisons for 2015 and 2016 reflect a revised Total Mapped Group that no longer includes funds with micro-cap objectives and that FMR believes this Total Mapped Group is a more appropriate comparison because the fund does not have a micro-cap objective.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of the retail class ranked below the competitive median for 2016 and the total expense ratio of each of Class A, Class M (formerly Class T), Class C, and Class I ranked above the competitive median for 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the total expense ratio of Class C was above the competitive median primarily because of its 12b-1 fees. The Board noted that, although Class I is categorized by Lipper as an institutional class, Class I has a significantly lower investment minimum than most other funds and classes categorized as institutional. As a result, FMR believes Class I is generally more comparable to retail funds and classes. The Board considered that, when compared to retail funds and classes, Class I would not be above the competitive median for 2016. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

ASCP-ANN-0917
1.803714.112

Fidelity Advisor® Real Estate Income Fund -

Class A, Class M (formerly Class T), Class C and Class I

Annual Report

July 31, 2017

Class A, Class M, Class C and Class I are classes of Fidelity® Real Estate Income Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2017	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	1.15%	7.09%	6.84%
Class M (incl. 4.00% sales charge)	1.05%	7.05%	6.82%
Class C (incl. contingent deferred sales charge)	3.54%	7.16%	6.69%
Class I	5.66%	8.24%	7.48%

 Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on April 14, 2010. Returns prior to April 14, 2010, are those of Fidelity® Real Estate Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to April 14, 2010, would have been lower.

 Class M shares bear a 0.25% 12b-1 fee. The initial offering of Class M shares took place on April 14, 2010. Returns prior to April 14, 2010, are those of Fidelity® Real Estate Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class M's 12b-1 fee been reflected, returns prior to April 14, 2010, would have been lower.

 Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on April 14, 2010. Returns prior to April 14, 2010, are those of Fidelity® Real Estate Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to April 14, 2010, would have been lower.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class I shares took place on April 14, 2010. Returns prior to April 14, 2010 are those of Fidelity® Real Estate Income Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Real Estate Income Fund - Class A on July 31, 2007, and the current 4.00% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

See previous page for additional information regarding the performance of Class A.

Period Ending Values
$19,384	Fidelity Advisor® Real Estate Income Fund - Class A
$21,073	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  Commercial real estate continued to see gently rising rental income and occupancy rates, providing a mostly solid fundamental backdrop for the year ending July 31, 2017. Certain categories, however, have seen an increase in construction activity and new supply. These include coastal apartments, senior housing facilities and hotels in selected markets. The biggest difficulty for investors this period came in the retail real estate sector, which was weighed down by worries about the health of the retail sector. In part because of the very poor performance turned in by retail real estate investment trusts (REITs), REIT common stocks declined modestly, with the FTSE® NAREIT® All REITs Index returning -1.23% for the 12-month time frame. Meanwhile, real estate preferred stocks, as measured by the MSCI REIT Preferred Index, gained 4.46%. Real estate bonds, as tracked by The BofA Merrill Lynch℠ US Real Estate Index – a market-capitalization-weighted measure of investment-grade corporate debt in the domestic real estate sector – rose 1.63%. Real estate preferred stocks and bonds were both hampered by their sensitivity to rising interest rates, although credit spread tightening proved a counterbalancing positive. In comparison, the S&P 500® index, a measure of the broad U.S. stock market, gained 16.04%.

Comments from Portfolio Manager Mark Snyderman:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) gained roughly 5% to 6%, well ahead of the 2.23% advance of the Fidelity Real Estate Income Composite Index℠ – a 40/40/20 blend of the MSCI REIT index, the BofA Merrill Lynch index and the FTSE NAREIT index – while trailing the broad-market S&P 500® by a wide margin. In each of the categories I regularly invest in, the fund’s holdings outperformed a comparable index for each security type. For example, the fund’s REIT common stocks gained 7%, handily topping the FTSE NAREIT index. My focus on investments with a high level of income and the ability to grow cash flow over time has led to an eclectic mix of real estate stocks, and these specialized holdings tended to outperform their larger, more-traditional REIT counterparts in sectors such as retail or offices. The fund’s preferred real estate stocks gained about 7%, outpacing the MSCI REIT index, due largely to my focus on preferreds with a higher coupon and low sensitivity to interest rates, which proved helpful as rates rose. Meanwhile, our investment-grade real estate bond holdings were up 5%, while high-yield real estate bonds and commercial mortgage-backed securities (CMBS) in the fund added about 9% and 6%, outpacing the BofA Merrill Lynch index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Equity Lifestyle Properties, Inc.	3.1	3.3
Acadia Realty Trust (SBI)	2.4	2.5
MFA Financial, Inc.	2.1	2.5
Ventas, Inc.	2.1	2.0
Apartment Investment & Management Co. Class A	2.0	1.8
	11.7

Top 5 Bonds as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Senior Housing Properties Trust 4.75% 5/1/24	0.9	0.8
IAS Operating Partnership LP 5% 3/15/18	0.8	0.9
RAIT Financial Trust 4% 10/1/33	0.8	0.9
RWT Holdings, Inc. 5.625% 11/15/19	0.7	0.7
PennyMac Corp. 5.375% 5/1/20	0.7	0.7
	3.9

Top Five REIT Sectors as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Mortgage	17.3	15.6
REITs - Health Care	7.9	7.7
REITs - Diversified	7.5	6.8
REITs - Apartments	7.1	5.9
REITs - Shopping Centers	4.4	4.1

Asset Allocation (% of fund's net assets)

As of July 31, 2017*
Common Stocks	31.1%
Preferred Stocks	18.6%
Bonds	32.8%
Convertible Securities	6.9%
Other Investments	4.9%
Short-Term Investments and Net Other Assets (Liabilities)	5.7%

 * Foreign investments - 1.5%

As of January 31, 2017*
Common Stocks	30.2%
Preferred Stocks	17.3%
Bonds	32.6%
Convertible Securities	6.4%
Other Investments	4.8%
Short-Term Investments and Net Other Assets (Liabilities)	8.7%

 * Foreign investments - 1.6%

Investments July 31, 2017

Showing Percentage of Net Assets

Common Stocks - 31.1%
	Shares	Value
CONSUMER DISCRETIONARY - 0.6%
Hotels, Restaurants & Leisure - 0.6%
Wyndham Worldwide Corp.	293,900	$30,674,343
Household Durables - 0.0%
Stanley Martin Communities LLC Class B	4,620	149,642

TOTAL CONSUMER DISCRETIONARY		30,823,985

FINANCIALS - 5.5%
Capital Markets - 0.9%
Brookfield Asset Management, Inc. Class A	535,900	20,842,824
Ellington Financial LLC	1,561,978	25,147,846
		45,990,670
Mortgage Real Estate Investment Trusts - 4.6%
AG Mortgage Investment Trust, Inc.	558,100	10,274,621
Anworth Mortgage Asset Corp.	1,145,100	6,893,502
Arbor Realty Trust, Inc.	1,936,269	15,974,219
Chimera Investment Corp.	953,100	17,937,342
Dynex Capital, Inc.	1,345,674	9,298,607
Ellington Residential Mortgage REIT (a)	260,000	3,855,800
Five Oaks Investment Corp. (a)	552,601	2,724,323
Great Ajax Corp. (b)	1,577,762	21,962,447
Invesco Mortgage Capital, Inc.	1,795,649	29,861,643
MFA Financial, Inc.	13,349,977	113,341,305
New Residential Investment Corp.	827,500	14,067,500
		246,191,309

TOTAL FINANCIALS		292,181,979

REAL ESTATE - 25.0%
Equity Real Estate Investment Trusts (REITs) - 25.0%
Acadia Realty Trust (SBI) (b)	4,197,449	124,832,133
Altisource Residential Corp. Class B	188,686	2,454,805
American Homes 4 Rent Class A	1,011,900	23,283,819
American Tower Corp.	213,100	29,051,923
Apartment Investment & Management Co. Class A	2,279,942	103,851,358
AvalonBay Communities, Inc.	167,300	32,180,155
Boardwalk (REIT) (a)	207,600	7,960,983
CBL & Associates Properties, Inc. (a)	1,035,953	9,106,027
Cedar Realty Trust, Inc.	540,770	2,801,189
Colony NorthStar, Inc.	6,861,748	100,455,991
Community Healthcare Trust, Inc.	338,862	8,596,929
DDR Corp.	1,512,800	15,415,432
Douglas Emmett, Inc.	238,900	9,140,314
Equinix, Inc.	68,800	31,010,224
Equity Lifestyle Properties, Inc.	1,900,507	165,914,240
Extra Space Storage, Inc.	737,100	58,599,450
First Potomac Realty Trust	620,644	6,907,768
Gramercy Property Trust	408,047	12,331,180
Healthcare Realty Trust, Inc.	305,500	10,173,150
Healthcare Trust of America, Inc.	1,022,360	31,273,992
Lexington Corporate Properties Trust	4,493,899	45,747,892
Mid-America Apartment Communities, Inc.	584,479	60,511,111
Monmouth Real Estate Investment Corp. Class A (a)	246,955	3,805,577
Monogram Residential Trust, Inc.	2,188,336	26,172,499
National Retail Properties, Inc.	179,200	7,164,416
Omega Healthcare Investors, Inc. (a)	317,800	10,039,302
Outfront Media, Inc.	21,085	482,214
Potlatch Corp.	63,440	3,035,604
Public Storage	129,391	26,598,908
Sabra Health Care REIT, Inc. (a)	1,129,975	26,215,420
Safety Income and Growth, Inc.	393,600	7,320,960
Select Income REIT	321,300	7,540,911
Senior Housing Properties Trust (SBI)	3,155,700	61,378,365
Store Capital Corp.	1,892,900	44,274,931
Terreno Realty Corp.	1,025,278	35,495,124
Ventas, Inc.	1,628,586	109,685,267
VEREIT, Inc.	3,460,840	28,759,580
WP Carey, Inc.	362,900	24,862,279
WP Glimcher, Inc.	881,200	7,948,424
		1,322,379,846
TOTAL COMMON STOCKS
(Cost $1,281,348,827)		1,645,385,810

Preferred Stocks - 19.6%
Convertible Preferred Stocks - 1.0%
FINANCIALS - 0.1%
Mortgage Real Estate Investment Trusts - 0.1%
Great Ajax Corp. 7.25% (b)	180,000	4,545,000
REAL ESTATE - 0.9%
Equity Real Estate Investment Trusts (REITs) - 0.9%
Alexandria Real Estate Equities, Inc. Series D, 7.00%	136,759	5,060,083
Ashford Hospitality Prime, Inc. 5.50%	95,791	1,935,275
Crown Castle International Corp. Series A 6.875% (c)	10,300	10,953,020
Equity Commonwealth 6.50%	31,237	809,038
FelCor Lodging Trust, Inc. Series A, 1.95%	31,935	859,751
Lexington Corporate Properties Trust Series C, 6.50%	468,142	23,685,083
Wheeler REIT, Inc. 8.75%	200,000	4,722,000
		48,024,250

TOTAL CONVERTIBLE PREFERRED STOCKS		52,569,250

Nonconvertible Preferred Stocks - 18.6%
FINANCIALS - 7.1%
Capital Markets - 0.1%
Arlington Asset Investment Corp. 6.625%	182,517	4,477,142
Mortgage Real Estate Investment Trusts - 7.0%
AG Mortgage Investment Trust, Inc.:
8.00%	618,287	15,587,015
8.25%	38,935	990,896
Agnc Investment Corp.:
8.00%	200,000	5,072,000
Series B, 7.75%	427,100	11,100,329
American Capital Mortgage Investment Corp. Series A, 8.125%	248,636	6,432,213
Annaly Capital Management, Inc.:
Series A, 7.875%	134,900	3,407,574
Series C, 7.625%	326,429	8,340,261
Series D, 7.50%	621,976	15,953,684
Series E, 7.625%	672,961	17,187,424
Series F 6.95% (c)	1,174,764	29,192,885
Anworth Mortgage Asset Corp. Series A, 8.625%	272,887	7,351,576
Apollo Commercial Real Estate Finance, Inc.:
Series A, 8.625%	375,101	9,411,284
Series C, 8.00%	485,559	12,391,466
Arbor Realty Trust, Inc.:
7.375%	452,465	11,361,396
Series A, 8.25%	189,089	4,816,097
Series B, 7.75%	240,000	6,103,200
Series C, 8.50%	100,000	2,644,000
Armour Residential REIT, Inc. Series B, 7.875%	153,654	3,859,788
Capstead Mortgage Corp. Series E, 7.50%	202,984	5,151,734
Chimera Investment Corp.:
Series A, 8.00%	204,000	5,232,600
Series B, 8.00%	1,257,372	32,628,803
CYS Investments, Inc.:
Series A, 7.75%	118,428	2,970,174
Series B, 7.50%	496,667	12,317,342
Dynex Capital, Inc.:
Series A, 8.50%	362,932	9,272,913
Series B, 7.625%	252,120	6,207,194
Five Oaks Investment Corp. Series A, 8.75%	137,517	3,524,561
Invesco Mortgage Capital, Inc.:
Series A, 7.75%	123,342	3,086,017
Series B, 7.75%	846,483	21,373,696
MFA Financial, Inc.:
8.00%	538,930	13,882,837
Series B, 7.50%	616,232	15,701,591
New York Mortgage Trust, Inc.:
Series B, 7.75%	284,267	7,086,776
Series C, 7.875%	280,725	6,956,366
PennyMac Mortgage Investment Trust:
8.125%	335,500	8,551,895
Series B 8.00% (c)	546,800	13,697,340
Resource Capital Corp.:
8.25%	69,240	1,696,380
8.625%	168,316	4,290,375
Two Harbors Investment Corp.:
Series A, 8.125%	450,000	11,938,500
Series B 7.625% (c)	344,200	8,722,028
Wells Fargo Real Estate Investment Corp. Series A, 6.375%	137,600	3,650,528
		369,142,738
Real Estate Management & Development - 0.0%
Brookfield Properties Corp. Series EE, 5.10%	142,300	2,887,660
TOTAL FINANCIALS		376,507,540
REAL ESTATE - 11.4%
Equity Real Estate Investment Trusts (REITs) - 11.2%
American Homes 4 Rent:
5.875%	250,809	6,433,251
Series A, 5.00%	581,770	16,609,534
Series B, 5.00%	377,286	10,752,651
Series C, 5.50%	915,240	25,809,768
Series D, 6.50%	280,000	7,519,400
Series E, 6.35%	210,000	5,565,000
Series G 5.875%	202,000	5,080,300
Ashford Hospitality Trust, Inc.:
Series D, 8.45%	47,000	1,199,440
Series F, 7.375%	268,000	6,700,000
Series G, 7.375%	120,000	3,000,000
Bluerock Residential Growth (REIT), Inc.:
Series A, 8.25%	486,775	12,899,538
Series C, 7.625%	146,969	3,894,679
Series D, 7.125%	136,000	3,502,000
CBL & Associates Properties, Inc.:
Series D, 7.375%	286,376	6,875,888
Series E, 6.625%	139,398	3,353,916
Cedar Realty Trust, Inc. Series B, 7.25%	483,404	12,297,314
City Office REIT, Inc. Series A, 6.625%	138,000	3,567,300
Colony NorthStar, Inc.:
Series B, 8.25%	477,780	12,240,724
Series C, 8.875%	329,101	8,513,843
Series D, 8.50%	274,915	7,189,027
Series E, 8.75%	481,729	13,103,029
Series G, 7.50%	121,607	3,165,430
Series H, 7.125%	581,850	14,895,360
Series I 7.15%	674,710	17,299,564
CoreSite Realty Corp. Series A, 7.25%	369,799	9,481,646
DDR Corp.:
Series J, 6.50%	340,721	8,650,906
Series K, 6.25%	228,888	5,827,488
Digital Realty Trust, Inc.:
Series G, 5.875%	145,444	3,737,911
Series H, 7.375%	50,000	1,355,000
DuPont Fabros Technology, Inc. Series C, 6.625%	84,000	2,368,800
Equity Lifestyle Properties, Inc. Series C, 6.75%	950,148	24,038,744
General Growth Properties, Inc. Series A, 6.375%	166,463	4,259,788
Gladstone Commercial Corp. Series D, 7.00%	538,800	13,884,876
Gladstone Land Corp. Series A, 6.375%	64,000	1,663,360
Government Properties Income Trust 5.875%	202,500	5,260,950
Hersha Hospitality Trust:
Series C, 6.875%	50,000	1,275,000
Series D, 6.50%	200,000	5,080,000
Investors Real Estate Trust Series B, 7.95%	126,572	3,195,943
iStar Financial, Inc.:
Series D, 8.00%	126,529	3,208,775
Series E, 7.875%	447,312	11,348,305
Series F, 7.80%	469,438	11,928,420
Series G, 7.65%	50,346	1,270,230
Kilroy Realty Corp. Series H, 6.375%	143,296	3,580,967
LaSalle Hotel Properties:
Series I, 6.375%	354,698	8,952,578
Series J, 6.30%	240,000	6,021,600
Monmouth Real Estate Investment Corp. Series C, 6.125%	225,900	5,728,824
National Retail Properties, Inc. Series E, 5.70%	301,404	7,721,970
Pebblebrook Hotel Trust:
Series C, 6.50%	204,321	5,169,321
Series D, 6.375%	350,000	8,911,000
Pennsylvania (REIT):
Series B, 7.375%	100,510	2,560,995
Series C, 7.20%	51,000	1,366,800
Prologis, Inc. Series Q, 8.54%	94,446	7,083,450
PS Business Parks, Inc. Series T, 6.00%	198,899	5,026,178
Public Storage:
Series F 5.15%	173,400	4,371,414
Series G 5.125% (c)	42,200	1,044,450
Series Y, 6.375%	102,224	2,823,427
RAIT Financial Trust:
7.125%	336,786	8,402,811
7.625%	224,590	5,367,701
Regency Centers Corp. Series 7, 6.00%	176,250	4,439,738
Retail Properties America, Inc. Series A, 7.00%	394,411	9,986,487
Rexford Industrial Realty, Inc. Series A, 5.875%	135,000	3,470,850
Sabra Health Care REIT, Inc. Series A, 7.125%	318,623	8,265,081
Saul Centers, Inc. Series C, 6.875%	315,478	8,047,844
Sotherly Hotels, Inc. Series B, 8.00%	68,000	1,771,400
Stag Industrial, Inc.:
Series B, 6.625%	80,300	2,067,725
Series C, 6.875%	83,000	2,223,570
Summit Hotel Properties, Inc.:
Series B, 7.875%	190,173	4,923,579
Series C, 7.125%	153,212	3,971,255
Series D, 6.45%	210,000	5,441,100
Sun Communities, Inc. Series A, 7.125%	375,000	9,547,500
Sunstone Hotel Investors, Inc.:
Series E, 6.95%	42,000	1,121,400
Series F, 6.45%	84,000	2,163,840
Taubman Centers, Inc. Series K, 6.25%	157,322	4,011,711
UMH Properties, Inc.:
Series A, 8.25%	600,200	15,245,080
Series B, 8.00%	319,604	8,821,070
Series C 6.75% (c)	341,140	8,620,608
Urstadt Biddle Properties, Inc.:
Series F, 7.125%	210,000	5,323,500
Series G, 6.75%	160,000	4,152,000
VEREIT, Inc. Series F, 6.70%	1,995,725	52,627,268
WP Glimcher, Inc.:
Series H, 7.50%	198,527	5,042,586
Series I, 6.875%	298,115	7,584,046
		592,305,822
Real Estate Management & Development - 0.2%
Kennedy-Wilson, Inc. 7.75%	321,574	8,296,609
Landmark Infrastructure Partners LP Series B, 7.90%	80,720	2,038,987
		10,335,596
TOTAL REAL ESTATE		602,641,418
UTILITIES - 0.1%
Electric Utilities - 0.1%
Brookfield Infrastructure Partners LP Series 5, 5.35%	169,300	3,510,251

TOTAL NONCONVERTIBLE PREFERRED STOCKS		982,659,209

TOTAL PREFERRED STOCKS
(Cost $982,587,329)		1,035,228,459
	Principal Amount	Value

Corporate Bonds - 21.1%
Convertible Bonds - 5.9%
FINANCIALS - 4.5%
Mortgage Real Estate Investment Trusts - 4.5%
Blackstone Mortgage Trust, Inc. 4.375% 5/5/22	15,100,000	15,420,875
Colony Financial, Inc.:
3.875% 1/15/21	17,280,000	17,701,200
5% 4/15/23	26,083,000	27,566,471
IAS Operating Partnership LP 5% 3/15/18 (d)	44,020,000	44,515,225
PennyMac Corp. 5.375% 5/1/20	35,606,000	35,427,970
Redwood Trust, Inc. 4.625% 4/15/18	14,700,000	14,865,375
Resource Capital Corp.:
6% 12/1/18	8,610,000	8,701,481
8% 1/15/20	16,490,000	17,021,803
RWT Holdings, Inc. 5.625% 11/15/19	36,880,000	38,677,900
Starwood Property Trust, Inc. 4.375% 4/1/23	15,080,000	15,277,925
Two Harbors Investment Corp. 6.25% 1/15/22	4,380,000	4,629,113
		239,805,338
REAL ESTATE - 1.4%
Equity Real Estate Investment Trusts (REITs) - 1.3%
American Realty Capital Properties, Inc. 3.75% 12/15/20	25,928,000	26,770,660
RAIT Financial Trust 4% 10/1/33	46,510,000	43,428,713
		70,199,373
Real Estate Management & Development - 0.1%
Consolidated-Tomoka Land Co. 4.5% 3/15/20	3,350,000	3,427,469
TOTAL REAL ESTATE		73,626,842

TOTAL CONVERTIBLE BONDS		313,432,180

Nonconvertible Bonds - 15.2%
CONSUMER DISCRETIONARY - 3.8%
Hotels, Restaurants & Leisure - 0.4%
ESH Hospitality, Inc. 5.25% 5/1/25 (d)	8,040,000	8,401,800
FelCor Lodging LP 6% 6/1/25	2,025,000	2,176,875
Hilton Escrow Issuer LLC 4.25% 9/1/24 (d)	2,540,000	2,565,400
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc. 6.125% 12/1/24 (d)	2,540,000	2,778,125
Times Square Hotel Trust 8.528% 8/1/26 (d)	7,017,986	8,346,732
		24,268,932
Household Durables - 3.3%
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co.:
6.75% 8/1/25 (d)(e)	8,430,000	8,514,300
6.875% 2/15/21 (d)	19,765,000	20,357,950
Beazer Homes U.S.A., Inc.:
6.75% 3/15/25	5,850,000	6,164,438
7.25% 2/1/23 (f)	295,000	309,013
8.75% 3/15/22	7,540,000	8,415,168
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 6.125% 7/1/22 (d)	5,495,000	5,742,275
Brookfield Residential Properties, Inc.:
6.375% 5/15/25 (d)	5,580,000	5,886,900
6.5% 12/15/20 (d)	12,085,000	12,507,975
CalAtlantic Group, Inc. 5.875% 11/15/24	3,250,000	3,530,313
D.R. Horton, Inc.:
4.375% 9/15/22	4,175,000	4,449,339
5.75% 8/15/23	2,510,000	2,861,526
KB Home:
8% 3/15/20	8,465,000	9,491,381
9.1% 9/15/17	3,104,000	3,127,280
Lennar Corp.:
4.125% 12/1/18 (f)	5,520,000	5,640,750
4.5% 6/15/19	1,830,000	1,891,397
4.5% 11/15/19	2,000,000	2,074,600
4.5% 4/30/24	3,355,000	3,489,200
M/I Homes, Inc.:
5.625% 8/1/25 (d)	2,870,000	2,870,000
6.75% 1/15/21	3,803,000	3,983,643
Meritage Homes Corp.:
5.125% 6/6/27 (d)	5,035,000	5,104,231
6% 6/1/25	4,000,000	4,315,000
7% 4/1/22	7,525,000	8,540,875
7.15% 4/15/20	7,060,000	7,801,300
New Home Co. LLC 7.25% 4/1/22 (d)	9,200,000	9,522,000
Ryland Group, Inc. 6.625% 5/1/20	1,555,000	1,718,275
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.875% 4/15/23 (d)	4,100,000	4,366,500
TRI Pointe Homes, Inc.:
5.25% 6/1/27	5,045,000	5,079,710
5.875% 6/15/24	3,890,000	4,142,850
WCI Communities, Inc. 6.875% 8/15/21	1,845,000	1,913,025
William Lyon Homes, Inc.:
5.875% 1/31/25	2,545,000	2,631,785
7% 8/15/22	8,180,000	8,466,300
		174,909,299
Media - 0.0%
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp. 5.625% 2/15/24	1,300,000	1,356,875
Multiline Retail - 0.1%
JC Penney Corp., Inc. 5.875% 7/1/23 (d)	3,175,000	3,214,688
TOTAL CONSUMER DISCRETIONARY		203,749,794
CONSUMER STAPLES - 0.5%
Food & Staples Retailing - 0.5%
Ahold Lease U.S.A., Inc. 7.82% 1/2/20	241,094	253,276
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
5.75% 3/15/25 (d)	13,535,000	12,113,825
6.625% 6/15/24 (d)	4,835,000	4,544,900
C&S Group Enterprises LLC 5.375% 7/15/22 (d)	8,860,000	8,704,950
Cumberland Farms, Inc. 6.75% 5/1/25 (d)	2,075,000	2,215,063
		27,832,014
FINANCIALS - 0.8%
Diversified Financial Services - 0.7%
Brixmor Operating Partnership LP:
3.65% 6/15/24	6,000,000	5,930,958
3.85% 2/1/25	8,384,000	8,282,931
4.125% 6/15/26	2,000	1,998
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.875% 2/1/22	3,680,000	3,782,856
6% 8/1/20	12,690,000	13,038,975
Uniti Group, Inc./Uniti Fiber 7.125% 12/15/24 (d)	5,870,000	5,752,600
		36,790,318
Thrifts & Mortgage Finance - 0.1%
Ocwen Loan Servicing LLC 8.375% 11/15/22 (d)	3,403,000	3,300,910
TOTAL FINANCIALS		40,091,228
HEALTH CARE - 0.5%
Health Care Providers & Services - 0.5%
QCP SNF West (REIT) LLC 8.125% 11/1/23 (d)	6,245,000	6,401,125
Sabra Health Care LP/Sabra Capital Corp.:
5.375% 6/1/23	5,675,000	5,873,625
5.5% 2/1/21	12,305,000	12,775,728
		25,050,478
INDUSTRIALS - 0.1%
Building Products - 0.1%
Shea Homes Ltd. Partnership/Corp. 6.125% 4/1/25 (d)	3,350,000	3,458,875
INFORMATION TECHNOLOGY - 0.0%
Internet Software & Services - 0.0%
CyrusOne LP/CyrusOne Finance Corp. 5% 3/15/24 (d)	1,415,000	1,471,600
REAL ESTATE - 9.5%
Equity Real Estate Investment Trusts (REITs) - 7.4%
American Campus Communities Operating Partnership LP 4.125% 7/1/24	2,000,000	2,096,832
ARC Properties Operating Partnership LP 4.6% 2/6/24	15,480,000	16,245,625
Care Capital Properties LP 5.125% 8/15/26	15,169,000	15,472,395
CBL & Associates LP:
4.6% 10/15/24	26,758,000	24,944,664
5.25% 12/1/23	11,500,000	11,341,289
5.95% 12/15/26	2,000,000	2,005,092
Corporate Office Properties LP 3.6% 5/15/23	5,000,000	5,002,180
Crown Castle International Corp. 5.25% 1/15/23	4,000,000	4,467,968
CTR Partnership LP/CareTrust Capital Corp. 5.25% 6/1/25	5,030,000	5,162,038
CubeSmart LP 4.8% 7/15/22	2,000,000	2,160,424
DDR Corp.:
3.625% 2/1/25	6,453,000	6,180,896
4.625% 7/15/22	2,096,000	2,202,047
7.875% 9/1/20	4,637,000	5,306,008
DuPont Fabros Technology LP 5.875% 9/15/21	1,000,000	1,036,375
Equinix, Inc. 5.375% 5/15/27	6,620,000	7,157,875
HCP, Inc.:
4% 6/1/25	1,000,000	1,037,172
4.25% 11/15/23	6,707,000	7,120,245
Health Care REIT, Inc.:
4% 6/1/25	1,551,000	1,624,885
4.125% 4/1/19	2,000,000	2,063,162
Healthcare Realty Trust, Inc.:
3.75% 4/15/23	4,966,000	5,066,989
5.75% 1/15/21	3,095,000	3,405,147
Highwoods/Forsyth LP 3.625% 1/15/23	3,847,000	3,918,550
Hospitality Properties Trust 5% 8/15/22	3,177,000	3,417,909
iStar Financial, Inc.:
4% 11/1/17	27,605,000	27,639,506
5% 7/1/19	24,265,000	24,583,478
6% 4/1/22	8,375,000	8,668,125
7.125% 2/15/18	5,725,000	5,868,125
Lexington Corporate Properties Trust 4.4% 6/15/24	2,180,000	2,200,028
MPT Operating Partnership LP/MPT Finance Corp.:
5.25% 8/1/26	4,385,000	4,582,325
6.375% 2/15/22	3,610,000	3,727,325
6.375% 3/1/24	4,000,000	4,360,000
National Retail Properties, Inc. 3.3% 4/15/23	2,000,000	2,031,076
Omega Healthcare Investors, Inc.:
4.375% 8/1/23	3,303,000	3,421,436
4.5% 4/1/27	2,462,000	2,473,158
4.75% 1/15/28	12,204,000	12,289,709
4.95% 4/1/24	2,898,000	3,034,887
Potlatch Corp. 7.5% 11/1/19	1,000,000	1,095,000
Reckson Operating Partnership LP/SL Green Realty Corp./SL Green Operating Partnership LP 7.75% 3/15/20	2,000,000	2,245,136
Select Income REIT:
4.15% 2/1/22	6,937,000	7,022,068
4.25% 5/15/24	5,030,000	5,006,289
4.5% 2/1/25	21,294,000	21,439,843
Senior Housing Properties Trust:
3.25% 5/1/19	7,382,000	7,479,036
4.75% 5/1/24	44,895,000	46,637,914
6.75% 4/15/20	13,624,000	14,779,928
6.75% 12/15/21	8,000,000	8,966,432
VEREIT Operating Partnership LP 4.875% 6/1/26	10,945,000	11,697,786
Vornado Realty LP 2.5% 6/30/19	3,589,000	3,621,753
WP Carey, Inc.:
4% 2/1/25	6,985,000	7,020,498
4.25% 10/1/26	7,242,000	7,371,472
4.6% 4/1/24	3,355,000	3,510,461
		391,208,561
Real Estate Management & Development - 2.1%
CBRE Group, Inc.:
5% 3/15/23	6,020,000	6,275,146
5.25% 3/15/25	3,295,000	3,624,632
Healthcare Trust of America Holdings LP 3.75% 7/1/27	8,395,000	8,365,609
Host Hotels & Resorts LP 5.25% 3/15/22	2,000,000	2,181,644
Howard Hughes Corp. 5.375% 3/15/25 (d)	16,545,000	17,186,119
Hunt Companies, Inc. 9.625% 3/1/21 (d)	7,460,000	7,870,300
Kennedy-Wilson, Inc. 5.875% 4/1/24	31,370,000	32,232,675
Mattamy Group Corp. 6.875% 12/15/23 (d)	5,425,000	5,519,938
Mid-America Apartments LP:
3.75% 6/15/24	1,663,000	1,711,220
4.3% 10/15/23	5,203,000	5,531,018
Realogy Group LLC/Realogy Co.-Issuer Corp.:
4.875% 6/1/23 (d)	3,365,000	3,398,650
5.25% 12/1/21 (d)	8,290,000	8,683,775
Regency Centers LP 3.6% 2/1/27	2,558,000	2,551,505
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.25% 4/15/21 (d)	2,803,000	2,876,579
5.625% 3/1/24 (d)	2,270,000	2,406,200
		110,415,010
TOTAL REAL ESTATE		501,623,571

TOTAL NONCONVERTIBLE BONDS		803,277,560

TOTAL CORPORATE BONDS
(Cost $1,073,248,455)		1,116,709,740

Asset-Backed Securities - 1.6%
American Homes 4 Rent:
Series 2014-SFR2 Class E, 6.231% 10/17/36 (d)	3,000,000	3,361,371
Series 2014-SFR3 Class E, 6.418% 12/17/36 (d)	9,025,000	10,232,857
Series 2015-SFR1:
Class E, 5.639% 4/17/52 (d)	1,999,310	2,172,772
Class F, 5.885% 4/17/52 (d)	2,000,000	2,080,626
Series 2015-SFR2:
Class E, 6.07% 10/17/45 (d)	8,259,000	9,241,026
Class XS, 0% 10/17/45 (d)(f)(g)	4,800,445	48
Capital Trust RE CDO Ltd. Series 2005-1A Class D, 2.7278% 3/20/50 (d)(f)	2,250,000	225
CapLease CDO Ltd. Series 2005-1A Class A, 4.926% 1/29/40 (d)	628,962	634,057
Colony Starwood Homes Series 2016-2A Class F, 5.14% 12/17/33 (d)(f)	1,500,000	1,526,626
Conseco Finance Securitizations Corp. Series 2002-2 Class M2, 9.163% 3/1/33	471,914	434,311
Crest Clarendon Street Ltd./Crest Clarendon Corp. Series 2002-1A Class D, 9% 12/28/35 (d)	77,132	76,429
Deutsche Financial Capital Securitization LLC Series 1997-I Class M, 7.275% 9/15/27	3,188,849	3,283,366
Green Tree Financial Corp.:
Series 1996-4 Class M1, 7.75% 6/15/27 (f)	1,104,279	1,147,581
Series 1997-3 Class M1, 7.53% 3/15/28	6,585,827	6,584,988
Home Partners of America Trust Series 2016-2 Class F, 5.8717% 10/17/33 (d)(f)	3,393,000	3,496,045
Invitation Homes Trust:
Series 2014-SFR3:
Class E, 5.7094% 12/17/31 (d)(f)	851,129	856,400
Class F, 6.2094% 12/17/31 (d)(f)	434,790	436,790
Series 2015-SFR2 Class E, 4.1508% 6/17/32 (d)(f)	2,450,000	2,476,467
Series 2015-SFR3 Class F, 5.7508% 8/17/32 (d)(f)	2,000,000	2,043,737
Series 2015-SRF1 Class F, 5.5094% 3/17/32 (d)(f)	5,500,000	5,513,564
Lehman ABS Manufactured Housing Contract Trust Series 2001-B Class M2, 7.17% 4/15/40	843,662	585,810
Merit Securities Corp. Series 13 Class M1, 7.8522% 12/28/33 (f)	1,923,000	1,982,828
Progress Residential Trust:
Series 2015-SFR3 Class F, 6.643% 11/12/32 (d)	2,940,000	3,090,033
Series 2016-SFR1 Class F, 6.2094% 9/17/33 (d)(f)	8,459,000	8,741,895
Series 2017-SFR1 Class F, 6.511% 8/17/34 (d)	3,073,000	3,079,601
Taberna Preferred Funding III Ltd. Series 2005-3A Class D, 3.8212% 2/5/36 (d)(f)	4,181,874	314
Tricon American Homes Trust Series 2016-SFR1 Class F, 5.769% 11/17/33 (d)	2,544,000	2,608,982
VB-S1 Issuer LLC Series 2016-1A Class F, 6.901% 6/15/46 (d)	7,797,000	8,060,710
Wrightwood Capital Real Estate CDO Ltd. Series 2005-1A Class F, 3.1217% 11/21/40 (d)(f)	250,000	133,817
TOTAL ASSET-BACKED SECURITIES
(Cost $84,337,017)		83,883,276

Collateralized Mortgage Obligations - 0.1%
Private Sponsor - 0.1%
FREMF Mortgage Trust:
Series 2010-K6 Class B, 5.542% 12/25/46 (d)(f)	4,500,000	4,813,934
Series 2010-K7 Class B, 5.6853% 4/25/20 (d)(f)	3,200,000	3,449,912
RESI Finance LP/RESI Finance DE Corp. floater Series 2003-B Class B9, 13.0671% 6/10/35 (d)(f)	63,226	37,936
Residential Funding Securities Corp. Series 2002-RM1 Class BI1, 5.5% 12/25/17 (d)	511	503
RESIX Finance Ltd. floater:
Series 2004-A Class B7, 5.3671% 2/10/36 (d)(f)	69,209	7,297
Series 2004-B Class B7, 5.1171% 2/10/36 (d)(f)	97,373	20,441

TOTAL PRIVATE SPONSOR		8,330,023

U.S. Government Agency - 0.0%
Fannie Mae REMIC Trust:
Series 2001-W3 subordinate REMIC pass thru certificates, Class B3, 7% 9/25/41 (h)	29,432	2,451
Series 2002-W1 subordinate REMIC pass thru certificates, Class 3B3, 3.4128% 2/25/42 (d)(f)	57,136	34,662
Series 2003-W1 subordinate REMIC pass thru certificates, Class B3, 3.8468% 12/25/42 (f)(h)	27,921	664
Series 2003-W10 subordinate REMIC pass thru certificates, Class 2B3, 3.4165% 6/25/43 (d)(f)	96,084	55,192
Series 2003-W4 subordinate REMIC pass thru certificates, Class 2B3, 3.417% 10/25/42 (d)(f)	42,940	18,043

TOTAL U.S. GOVERNMENT AGENCY		111,012

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $7,883,631)		8,441,035

Commercial Mortgage Securities - 15.9%
Americold LLC Trust Series 2010-ARTA Class D, 7.443% 1/14/29 (d)	2,000,000	2,242,412
Aventura Mall Trust Series 2013-AVM Class E, 3.8674% 12/5/32 (d)(f)	4,900,000	5,013,798
BANK Series 2017-BNK4 Class D, 3.357% 5/15/50 (d)	3,349,000	2,739,941
Barclays Commercial Mortgage Securities LLC Series 2015-STP:
Class E, 4.4272% 9/10/28 (d)(f)	8,413,000	8,095,225
Class F, 4.4272% 9/10/28 (d)(f)	4,074,000	3,736,811
Bear Stearns Commercial Mortgage Securities Trust Series 2006-T22 Class B, 5.8965% 4/12/38 (d)(f)	1,429,526	1,443,076
CCRESG Commercial Mortgage Trust Series 2016-HEAT:
Class E, 5.6712% 4/10/29 (d)(f)	4,536,000	4,445,946
Class F, 5.6712% 4/10/29 (d)(f)	9,710,000	9,349,020
CD Mortgage Trust Series 2017-CD3 Class D, 3.25% 2/10/50 (d)	3,391,000	2,837,248
CGBAM Commercial Mortgage Trust Series 2015-SMRT:
Class E, 3.9121% 4/10/28 (d)(f)	3,023,000	3,041,491
Class F, 3.9121% 4/10/28 (d)(f)	9,911,000	9,780,249
CGDB Commercial Mortgage Trust:
Series 2017-BIO Class F, 4.3% 5/15/30 (d)(f)	1,500,000	1,504,282
3.55% 5/15/30 (d)(f)	2,375,000	2,381,725
CGMS Commercial Mortgage Trust Series 2017-MDRB:
Class D, 4.45% 7/15/22 (d)(f)	5,000,000	4,999,944
Class E, 5.0715% 7/15/22 (d)(f)	6,741,000	6,702,757
Citigroup Commercial Mortgage Trust:
Series 2013-GC15 Class D, 5.2698% 9/10/46 (d)(f)	5,254,000	5,078,849
Series 2015-SHP2 Class E, 5.509% 7/15/27 (d)(f)	2,933,000	2,951,106
Series 2016-C3 Class D, 3% 11/15/49 (d)	7,089,000	5,204,012
Series 2016-SMPL Class E, 4.509% 9/10/31 (d)	1,701,000	1,719,656
COMM Mortgage Trust:
sequential payer Series 2013-LC6 Class E, 3.5% 1/10/46 (d)	7,300,000	5,392,459
Series 2012-CR1:
Class C, 5.4973% 5/15/45 (f)	1,000,000	1,059,244
Class D, 5.4973% 5/15/45 (d)(f)	5,550,000	5,444,697
Class G, 2.462% 5/15/45 (d)	2,180,000	1,285,007
Series 2012-CR5 Class D, 4.4749% 12/10/45 (d)(f)	2,000,000	1,933,358
Series 2012-LC4:
Class C, 5.7628% 12/10/44 (f)	2,000,000	2,146,775
Class D, 5.7628% 12/10/44 (d)(f)	11,675,000	11,386,566
Series 2013-CCRE6 Class E, 4.3087% 3/10/46 (d)(f)	882,000	660,609
Series 2013-CR10 Class D, 4.9481% 8/10/46 (d)(f)	4,544,000	3,955,826
Series 2013-CR12 Class D, 5.2517% 10/10/46 (d)(f)	4,500,000	3,730,284
Series 2013-CR6 Class F, 4.3087% 3/10/46 (d)(f)	8,038,000	5,241,498
Series 2013-CR9 Class D, 4.3969% 7/10/45 (d)(f)	1,404,000	1,186,105
Series 2013-LC6 Class D, 4.4257% 1/10/46 (d)(f)	7,599,000	6,959,148
Series 2014-CR17:
Class D, 4.9587% 5/10/47 (d)(f)	2,500,000	2,184,461
Class E, 4.9587% 5/10/47 (d)(f)	3,098,000	2,145,464
Series 2014-UBS2 Class D, 5.0147% 3/10/47 (d)(f)	3,713,000	3,197,149
Series 2016-CD1 Class D, 2.9058% 8/10/49 (d)(f)	9,452,000	7,244,501
Series 2017-CD4 Class D, 3.3% 5/10/50 (d)	2,550,000	2,102,389
Commercial Mortgage Trust pass-thru certificates Series 2012-CR2:
Class D, 5.0019% 8/15/45 (d)(f)	4,500,000	4,501,175
Class E, 5.0019% 8/15/45 (d)(f)	8,000,000	7,788,247
Core Industrial Trust:
Series 2015-TEXW Class F, 3.977% 2/10/34 (d)(f)	10,945,000	10,582,323
Series 2015-WEST Class F, 4.3677% 2/10/37 (d)(f)	12,745,000	12,080,401
Credit Suisse First Boston Mortgage Securities Corp. Series 1998-C1 Class F, 6% 5/17/40 (d)	434,148	439,059
CSAIL Commercial Mortgage Trust Series 2017-C8 Class D, 4.47% 6/15/50 (d)	4,346,000	3,945,099
CSMC Trust:
floater Series 2015-DEAL:
Class E, 5.226% 4/15/29 (d)(f)	3,000,000	3,016,896
Class F, 5.976% 4/15/29 (d)(f)	7,803,000	7,835,504
Series 2016-MFF Class F, 8.4089% 11/15/33 (d)(f)	6,300,000	6,355,984
DBCCRE Mortgage Trust Series 2014-ARCP Class E, 5.099% 1/10/34 (d)(f)	10,853,000	9,894,955
DBUBS Mortgage Trust:
Series 2011-LC1A:
Class E, 5.8707% 11/10/46 (d)(f)	14,031,000	14,845,067
Class G, 4.652% 11/10/46 (d)	12,360,000	10,917,366
Series 2011-LC3A Class D, 5.5103% 8/10/44 (d)(f)	3,945,000	4,091,710
Freddie Mac:
pass-thru certificates:
Series K011 Class X3, 2.6639% 12/25/43 (f)(g)	12,206,096	984,552
Series K012 Class X3, 2.3287% 1/25/41 (f)(g)	20,724,865	1,490,972
Series K013 Class X3, 2.9089% 1/25/43 (f)(g)	14,360,000	1,321,061
Series KAIV Class X2, 3.6147% 6/25/46 (f)(g)	7,430,000	918,380
GAHR Commercial Mortgage Trust Series 2015-NRF:
Class DFX, 3.4949% 12/15/34 (d)(f)	1,700,000	1,725,065
Class EFX, 3.4949% 12/15/34 (d)(f)	9,364,000	9,384,988
Class FFX, 3.4949% 12/15/34 (d)(f)	14,402,000	14,260,165
Class GFX, 3.4949% 12/15/34 (d)(f)	4,248,000	4,094,767
GMAC Commercial Mortgage Securities, Inc. Series 1997-C2 Class G, 6.75% 4/15/29 (f)	165,878	167,127
GP Portfolio Trust Series 2014-GPP Class E, 5.2589% 2/15/27 (d)(f)	2,823,000	2,756,277
GS Mortgage Securities Corp. II Series 2010-C1:
Class D, 6.2011% 8/10/43 (d)(f)	1,966,000	2,032,710
Class E, 4% 8/10/43 (d)	3,770,000	3,604,408
GS Mortgage Securities Trust:
Series 2010-C2 Class D, 5.3561% 12/10/43 (d)(f)	3,000,000	3,081,928
Series 2011-GC5:
Class C, 5.5656% 8/10/44 (d)(f)	9,000,000	9,718,794
Class D, 5.5656% 8/10/44 (d)(f)	7,000,000	6,717,624
Class E, 5.5656% 8/10/44 (d)(f)	8,230,000	6,607,294
Class F, 4.5% 8/10/44 (d)	4,500,000	3,080,430
Series 2012-GC6:
Class C, 5.8407% 1/10/45 (d)(f)	3,600,000	3,887,256
Class D, 5.8407% 1/10/45 (d)(f)	4,165,000	3,997,695
Class E, 5% 1/10/45 (d)(f)	4,516,000	3,867,145
Series 2012-GCJ7:
Class C, 5.8971% 5/10/45 (f)	6,500,000	6,885,723
Class D, 5.8971% 5/10/45 (d)(f)	10,192,000	9,970,121
Class E, 5% 5/10/45 (d)	6,920,000	5,576,669
Series 2012-GCJ9 Class D, 4.9991% 11/10/45 (d)(f)	4,504,000	4,284,589
Series 2013-GC14 Class D, 4.9225% 8/10/46 (d)(f)	1,680,000	1,593,089
Series 2013-GC16:
Class D, 5.4975% 11/10/46 (d)(f)	3,750,000	3,573,573
Class F, 3.5% 11/10/46 (d)	7,303,000	5,106,883
Series 2014-NEW Class D, 3.79% 1/10/31 (d)	2,510,000	2,514,863
Series 2016-GS3 Class D, 2.728% 10/10/49 (d)	3,398,000	2,576,306
Series 2016-REMZ Class MZB, 7.727% 2/10/21 (d)	29,826,000	28,952,098
Series 2016-RENT:
Class E, 4.2022% 2/10/29 (d)(f)	1,609,000	1,622,924
Class F, 4.2022% 2/10/29 (d)(f)	15,890,000	14,934,854
Hilton U.S.A. Trust:
floater Series 2014-ORL Class E, 4.4089% 7/15/29 (d)(f)	7,241,000	7,281,961
Series 2016-HHV Class F, 4.3333% 11/5/38 (d)(f)	4,233,000	3,320,217
Series 2016-SFP Class F, 6.0801% 11/5/35 (d)	3,750,000	3,729,136
Home Partners of America Credit Trust Series 2017-1 Class F, 4.624% 7/17/34 (d)(f)	6,318,500	6,343,268
IMT Trust Series 2017-APTS:
Class EFX, 3.614% 6/15/34 (d)(f)	4,179,000	3,984,137
Class FFL, 3.85% 6/15/34 (d)(f)	1,638,000	1,640,249
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C23 Class UH5, 4.7094% 9/15/47 (d)	8,738,000	7,749,033
Series 2014-C26 Class D, 4.0686% 1/15/48 (d)(f)	3,398,000	2,897,275
JPMCC Commercial Mortgage Securities Trust Series 2016-JP4 Class D, 3.4619% 12/15/49 (d)	10,241,000	8,176,840
JPMDB Commercial Mortgage Securities Trust Series 2016-C4 Class D, 3.2246% 12/15/49 (d)(f)	7,388,000	5,755,799
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2003-C1 Class F, 5.6082% 1/12/37 (d)(f)	825,336	820,307
Series 2009-IWST:
Class C, 7.6935% 12/5/27 (d)(f)	3,000,000	3,354,514
Class D, 7.6935% 12/5/27 (d)(f)	9,550,000	10,537,505
Series 2010-CNTR:
Class D, 6.3899% 8/5/32 (d)(f)	4,500,000	4,855,415
Class XB, 1.1366% 8/5/32 (d)(f)(g)	32,655,000	812,773
Series 2012-CBX:
Class C, 5.3872% 6/15/45 (f)	4,530,000	4,787,300
Class E, 5.3872% 6/15/45 (d)(f)	4,635,000	4,682,807
Class F, 4% 6/15/45 (d)	8,192,000	6,565,851
Class G 4% 6/15/45 (d)	4,044,000	2,514,168
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2005-LDP2 Class E, 4.981% 7/15/42 (f)	2,517,000	2,538,534
Series 2011-C3:
Class E, 5.8007% 2/15/46 (d)(f)	3,205,000	3,205,487
Class H, 4.409% 2/15/46 (d)(f)	7,077,000	5,055,650
Series 2011-C4 Class F, 3.873% 7/15/46 (d)	1,400,000	1,172,672
Series 2013-LC11:
Class C, 3.9582% 4/15/46 (f)	848,000	839,942
Class D, 4.402% 4/15/46 (f)	7,672,000	7,049,825
Class E, 3.25% 4/15/46 (d)(f)	472,000	346,112
Class F, 3.25% 4/15/46 (d)(f)	2,518,000	1,448,420
Series 2014-DSTY Class E, 3.9314% 6/10/27 (d)(f)	2,752,000	2,589,619
Series 2015-UES Class F, 3.7417% 9/5/32 (d)(f)	5,432,000	5,326,157
JPMorgan Commercial Mortgage Finance Corp. Series 1999-C8 Class H, 6% 7/15/31 (d)	284,115	237,457
LSTAR Commercial Mortgage Trust Series 2014-2:
Class D, 5.0214% 1/20/41 (d)(f)	3,000,000	3,021,856
Class E, 5.0214% 1/20/41 (d)(f)	4,800,000	4,430,577
Merrill Lynch Mortgage Trust Series 2006-C1 Class AJ, 5.7514% 5/12/39 (f)	4,130,137	4,125,913
Mezz Capital Commercial Mortgage Trust Series 2004-C1 Class IO, 9.321% 1/15/37 (d)(f)(g)	126,097	4,918
Morgan Stanley BAML Trust:
Series 2012-C5 Class E, 4.1776% 8/15/45 (d)(f)	2,831,000	2,727,677
Series 2012-C6 Class D, 4.775% 11/15/45 (d)(f)	2,000,000	2,005,159
Series 2013-C12 Class D, 4.9233% 10/15/46 (d)(f)	3,250,000	3,082,457
Series 2013-C13:
Class D, 5.0533% 11/15/46 (d)(f)	5,221,000	4,962,821
Class E, 5.0533% 11/15/46 (d)(f)	3,379,000	2,647,784
Series 2013-C7:
Class D, 4.3979% 2/15/46 (d)(f)	5,650,000	5,257,151
Class E, 4.3979% 2/15/46 (d)(f)	1,000,000	762,319
Series 2013-C9:
Class C, 4.2037% 5/15/46 (f)	3,339,000	3,352,014
Class D, 4.2917% 5/15/46 (d)(f)	5,137,000	4,746,698
Series 2016-C30 Class D, 3% 9/15/49 (d)	5,408,000	4,051,522
Series 2016-C31 Class D, 3% 11/15/49 (d)(f)	1,500,000	1,079,352
Series 2016-C32 Class D, 3.396% 12/15/49 (d)	5,929,000	4,421,358
Morgan Stanley Capital I Trust:
sequential payer Series 2012-C4 Class E, 5.6014% 3/15/45 (d)(f)	7,294,000	6,440,089
Series 1997-RR Class F, 7.51% 4/30/39 (d)(f)	308,315	306,773
Series 1998-CF1 Class G, 7.35% 7/15/32 (d)	1,898,445	1,869,968
Series 2011-C1 Class C, 5.5876% 9/15/47 (d)(f)	4,000,000	4,359,075
Series 2011-C2:
Class D, 5.6658% 6/15/44 (d)(f)	4,887,000	5,089,658
Class E, 5.6658% 6/15/44 (d)(f)	12,150,000	11,569,718
Class F, 5.6658% 6/15/44 (d)(f)	4,440,000	3,789,169
Class XB, 0.6117% 6/15/44 (d)(f)(g)	63,708,222	1,180,399
Series 2011-C3:
Class C, 5.3268% 7/15/49 (d)(f)	2,000,000	2,147,534
Class D, 5.3268% 7/15/49 (d)(f)	7,400,000	7,650,973
Class E, 5.3268% 7/15/49 (d)(f)	832,000	829,107
Class G, 5.3268% 7/15/49 (d)(f)	3,902,000	3,308,601
Series 2012-C4 Class D, 5.6014% 3/15/45 (d)(f)	6,310,000	6,546,357
Series 2015-MS1 Class D, 4.1642% 5/15/48 (d)(f)	7,195,000	6,176,066
Series 2015-UBS8 Class D, 3.18% 12/15/48 (d)	5,013,000	3,975,855
Series 2016-BNK2 Class C, 3% 11/15/49 (d)	3,000,000	2,396,210
Motel 6 Trust Series 2015-MTL6:
Class E, 5.2785% 2/5/30 (d)	8,349,000	8,373,559
Class F, 5% 2/5/30 (d)	14,325,000	14,286,961
MSCG Trust Series 2016-SNR:
Class D, 6.55% 11/15/34 (d)	11,648,000	11,623,608
Class E, 6.8087% 11/15/34 (d)	11,364,000	10,700,836
MSJP Commercial Securities Mortgage Trust Series 2015-HAUL Class E, 5.0127% 9/5/47 (d)(f)	1,500,000	1,430,801
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (d)	4,427,444	5,441,329
SCG Trust Series 2013-SRP1 Class D, 4.5693% 11/15/26 (d)(f)	2,918,000	2,781,436
Starwood Retail Property Trust Series 2014-STAR Class D, 4.3771% 11/15/27 (d)(f)	2,500,000	2,405,574
TIAA Seasoned Commercial Mortgage Trust sequential payer Series 2007-C4 Class AJ, 5.4749% 8/15/39 (f)	289,282	291,982
UBS Commercial Mortgage Trust Series 2012-C1:
Class D, 5.7306% 5/10/45 (d)(f)	3,235,000	3,278,385
Class E, 5% 5/10/45 (d)(f)	6,339,000	5,380,085
Class F, 5% 5/10/45 (d)(f)	2,221,350	1,531,408
UBS-Citigroup Commercial Mortgage Trust Series 2011-C1 Class B, 6.2502% 1/10/45 (d)(f)	3,000,000	3,356,792
Vornado DP LLC Series 2010-VNO Class D, 6.3555% 9/13/28 (d)	2,540,000	2,763,251
Wells Fargo Commercial Mortgage Trust:
Series 2012-LC5:
Class D, 4.9343% 10/15/45 (d)(f)	9,999,000	9,697,223
Class E, 4.9343% 10/15/45 (d)(f)	4,202,000	3,450,605
Series 2016-BNK1 Class D, 3% 8/15/49 (d)	6,979,000	5,625,584
Series 2016-C35 Class D, 3.142% 7/15/48 (d)	18,542,000	13,294,226
Series 2016-NXS6 Class D, 3.059% 11/15/49 (d)	5,094,000	3,844,758
Series 2017-C38 Class D, 3% 7/15/50(d)(f)	4,373,000	3,468,821
WF-RBS Commercial Mortgage Trust:
sequential payer Series 2011-C4I Class G, 5% 6/15/44 (d)	4,000,000	2,689,768
Series 2011-C3:
Class C, 5.335% 3/15/44 (d)	4,900,000	5,200,030
Class D, 5.8131% 3/15/44 (d)(f)	1,000,000	929,125
Class E, 5% 3/15/44 (d)	3,000,000	2,683,453
Series 2011-C5:
Class E, 5.8613% 11/15/44 (d)(f)	3,807,000	3,912,546
Class F, 5.25% 11/15/44 (d)(f)	3,000,000	2,606,678
Class G, 5.25% 11/15/44 (d)(f)	2,000,000	1,618,938
Series 2012-C10 Class E, 4.5944% 12/15/45 (d)(f)	4,090,000	3,072,141
Series 2012-C7:
Class D, 4.9849% 6/15/45 (d)(f)	2,380,000	2,309,043
Class F, 4.5% 6/15/45 (d)	2,000,000	1,477,172
Series 2012-C8 Class E, 5.0599% 8/15/45 (d)(f)	2,922,500	2,845,322
Series 2013-C11:
Class D, 4.3464% 3/15/45 (d)(f)	5,830,000	5,307,239
Class E, 4.3464% 3/15/45 (d)(f)	4,780,000	3,660,322
Series 2013-C13 Class D, 4.1386% 5/15/45 (d)(f)	4,000,000	3,714,274
Series 2013-C16 Class D, 5.1465% 9/15/46 (d)(f)	3,728,000	3,603,776
Series 2013-UBS1 Class D, 4.7796% 3/15/46 (d)(f)	4,589,000	4,298,681
WFCG Commercial Mortgage Trust floater Series 2015-BXRP:
Class F, 4.8474% 11/15/29 (d)(f)	5,152,378	5,168,529
Class G, 4.1471% 11/15/29 (d)(f)	8,859,793	8,711,965
WP Glimcher Mall Trust Series 2015-WPG:
Class PR1, 3.6332% 6/5/35 (d)(f)	6,725,000	5,181,332
Class PR2, 3.6332% 6/5/35 (d)(f)	2,541,000	1,851,380
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $820,764,876)		839,909,700

Bank Loan Obligations - 4.9%
CONSUMER DISCRETIONARY - 1.3%
Hotels, Restaurants & Leisure - 1.1%
Caesars Entertainment Resort Properties LLC Tranche B 1LN, term loan 4.7261% 10/11/20 (f)	8,975,350	9,053,884
Caesars Growth Properties Holdings LLC Tranche 1LN, term loan 4.2339% 5/8/21 (f)	6,069,367	6,113,370
Cooper Hotel Group 12% 11/6/17	13,002,431	13,002,431
ESH Hospitality, Inc. Tranche B, term loan 3.7339% 8/30/23 (f)	4,446,456	4,467,977
Four Seasons Holdings, Inc. Tranche B, term loan 3.7261% 11/30/23 (f)	2,965,100	2,988,257
La Quinta Intermediate Holdings LLC Tranche B LN, term loan 4.0539% 4/14/21 (f)	12,918,086	13,014,972
Playa Resorts Holding BV Tranche B, term loan 4.32% 4/27/24 (f)	2,650,000	2,658,984
Ryman Hospitality Properties, Inc. Tranche B, term loan 3.44% 5/11/24 (f)	3,346,613	3,363,346
		54,663,221
Multiline Retail - 0.2%
JC Penney Corp., Inc. Tranche B, term loan 5.4504% 6/23/23 (f)	10,979,944	10,907,916

TOTAL CONSUMER DISCRETIONARY		65,571,137

CONSUMER STAPLES - 0.3%
Food & Staples Retailing - 0.3%
Albertson's LLC Tranche B, term loan:
4.2511% 6/22/23 (f)	9,625,400	9,612,021
4.2933% 12/21/22 (f)	5,614,310	5,604,766
		15,216,787
ENERGY - 0.7%
Oil, Gas & Consumable Fuels - 0.7%
Moxie Patriot LLC Tranche B, term loan 7.0464% 12/19/20 (f)	19,948,919	18,386,320
Panda Temple Power, LLC term loan 7.2964% 4/3/19 (f)	13,940,928	12,662,963
TPF II Power LLC Tranche B, term loan 5.2261% 10/2/23 (f)	5,876,095	5,907,297
		36,956,580
FINANCIALS - 0.3%
Real Estate Management & Development - 0.2%
DTZ U.S. Borrower LLC Tranche B 1LN, term loan 4.4871% 11/4/21 (f)	12,449,029	12,511,274
Thrifts & Mortgage Finance - 0.1%
Ocwen Loan Servicing LLC Tranche B, term loan 6.2269% 12/5/20 (f)	4,488,000	4,468,387

TOTAL FINANCIALS		16,979,661

HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Community Health Systems, Inc. Tranche H, term loan 4.2127% 1/27/21 (f)	7,196,588	7,182,626
INDUSTRIALS - 0.1%
Commercial Services & Supplies - 0.1%
Lineage Logistics Holdings, LLC. Tranche B, term loan 4.7339% 4/7/21 (f)	3,870,000	3,873,638
REAL ESTATE - 1.3%
Equity Real Estate Investment Trusts (REITs) - 0.7%
Invitation Homes Operating Par term loan 2/6/22 (i)	25,000,000	23,750,000
iStar Financial, Inc. Tranche B, term loan 4.9756% 7/1/20 (f)	8,348,562	8,442,483
QCP SNF West (REIT) LLC Tranche B, term loan 6.4761% 10/31/22 (f)	6,756,050	6,764,495
		38,956,978
Real Estate Management & Development - 0.6%
Americold Realty Operating Partnership LP Tranche B, term loan 4.9839% 12/1/22 (f)	11,337,817	11,479,540
Capital Automotive LP Trahche B 1LN, term loan 4.24% 3/24/24 (f)	3,190,000	3,219,508
Simply Storage Management LLC 8.2375% 9/6/21 (f)	16,974,000	16,974,000
		31,673,048

TOTAL REAL ESTATE		70,630,026

UTILITIES - 0.8%
Electric Utilities - 0.4%
Calpine Construction Finance Co. LP Tranche B 2LN, term loan 3.73% 1/31/22 (f)	7,157,615	7,144,230
Dayton Power & Light Co. Tranche B 1LN, term loan 4.48% 8/24/22 (f)	3,999,900	4,049,899
Lightstone Holdco LLC:
Tranche B, term loan 5.7261% 1/30/24 (f)	5,116,993	5,074,061
Tranche C, term loan 5.7339% 1/30/24 (f)	318,841	316,166
Southeast Powergen LLC Tranche B, term loan 4.8% 12/2/21 (f)	2,603,800	2,495,300
		19,079,656
Independent Power and Renewable Electricity Producers - 0.4%
APLP Holdings LP Tranche B, term loan 5.4761% 4/13/23 (f)	6,293,944	6,372,619
Dynegy, Inc. Tranche C, term loan 4.4839% 2/7/24 (f)	1,685,775	1,693,513
MRP Generation Holdings LLC Tranche B, term loan 8.2964% 10/18/22 (f)	14,630,967	13,606,800
		21,672,932

TOTAL UTILITIES		40,752,588

TOTAL BANK LOAN OBLIGATIONS
(Cost $258,473,444)		257,163,043

Preferred Securities - 0.0%
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Crest Dartmouth Street 2003 1 Ltd. Series 2003-1A Class PS, 6/28/38 (d)	1,220,000	122
Thrifts & Mortgage Finance - 0.0%
Crest Clarendon Street 2002-1 Ltd. Series 2002-1A Class PS, 12/28/35 (d)	500,000	87,500

TOTAL FINANCIALS		87,622

	Shares	Value

Money Market Funds - 6.9%
Fidelity Cash Central Fund, 1.11% (j)	343,838,494	343,907,262
Fidelity Securities Lending Cash Central Fund 1.11% (j)(k)	21,283,650	21,285,779
TOTAL MONEY MARKET FUNDS
(Cost $365,132,792)		365,193,041
TOTAL INVESTMENT PORTFOLIO - 101.2%
(Cost $4,875,074,139)		5,352,001,726
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(62,651,901)
NET ASSETS - 100%		$5,289,349,825

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Affiliated company

 (c) Non-income producing

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,120,939,800 or 21.2% of net assets.

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (g) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,115 or 0.0% of net assets.

 (i) The coupon rate will be determined upon settlement of the loan after period end.

 (j) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (k) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Fannie Mae REMIC Trust Series 2001-W3 subordinate REMIC pass thru certificates, Class B3, 7% 9/25/41	5/21/03	$27,375
Fannie Mae REMIC Trust Series 2003-W1 subordinate REMIC pass thru certificates, Class B3, 3.8468% 12/25/42	3/25/03	$52,911

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$2,540,011
Fidelity Securities Lending Cash Central Fund	88,609
Total	$2,628,620

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Acadia Realty Trust (SBI)	$143,091,015	$11,893,636	$--	$3,082,096	$124,832,133
Arbor Realty Trust, Inc.	21,868,468	--	8,855,970	1,605,140	--
Arbor Realty Trust, Inc. 7.375%	11,010,570	549,637	--	796,348	--
Arbor Realty Trust, Inc. Series A, 8.25%	4,785,843	--	--	389,996	--
Arbor Realty Trust, Inc. Series B, 7.75%	6,000,000	--	--	465,000	--
Arbor Realty Trust, Inc. Series C, 8.50%	2,575,000	--	--	212,500	--
Great Ajax Corp.	19,621,115	2,197,581	--	104,075	21,962,447
Great Ajax Corp. 7.25%	--	4,500,000	--	72,500	4,545,000
Total	$208,952,011	$19,140,854	$8,855,970	$6,727,655	$151,339,580

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$30,823,985	$30,674,343	$--	$149,642
Financials	673,234,519	668,689,519	4,545,000	--
Real Estate	1,973,045,514	1,921,953,447	51,092,067	--
Utilities	3,510,251	3,510,251	--	--
Corporate Bonds	1,116,709,740	--	1,116,709,740	--
Asset-Backed Securities	83,883,276	--	83,748,872	134,404
Collateralized Mortgage Obligations	8,441,035	--	8,354,203	86,832
Commercial Mortgage Securities	839,909,700	--	838,461,280	1,448,420
Bank Loan Obligations	257,163,043	--	203,436,612	53,726,431
Preferred Securities	87,622	--	--	87,622
Money Market Funds	365,193,041	365,193,041	--	--
Total Investments in Securities:	$5,352,001,726	$2,990,020,601	$2,306,347,774	$55,633,351

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Bank Loan Obligations
Beginning Balance	$13,237,727
Net Realized Gain (Loss) on Investment Securities	(1,236)
Net Unrealized Gain (Loss) on Investment Securities	(168,048)
Cost of Purchases	40,958,158
Proceeds of Sales	(104,230)
Amortization/Accretion	(195,940)
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$53,726,431
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2017	$(168,048)
Other Investments in Securities
Beginning Balance	$21,177,408
Net Realized Gain (Loss) on Investment Securities	(1,996,609)
Net Unrealized Gain (Loss) on Investment Securities	5,401,633
Cost of Purchases	409,730
Proceeds of Sales	(9,447,299)
Amortization/Accretion	(114,023)
Transfers into Level 3	65,254
Transfers out of Level 3	(13,589,174)
Ending Balance	$1,906,920
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2017	$91,514

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

U.S. Government and U.S. Government Agency Obligations	0.0%
AAA,AA,A	1.8%
BBB	11.2%
BB	7.9%
B	9.6%
CCC,CC,C	1.1%
Not Rated	12.0%
Equities	50.7%
Short-Term Investments and Net Other Assets	5.7%
100.0%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2017
Assets
Investment in securities, at value (including securities loaned of $20,594,426) — See accompanying schedule: Unaffiliated issuers (cost $4,386,001,547)	$4,835,469,105
Fidelity Central Funds (cost $365,132,792)	365,193,041
Other affiliated issuers (cost $123,939,800)	151,339,580
Total Investments (cost $4,875,074,139)		$5,352,001,726
Cash		190,633
Receivable for investments sold		2,744,170
Receivable for fund shares sold		7,280,344
Dividends receivable		2,774,555
Interest receivable		21,120,269
Distributions receivable from Fidelity Central Funds		374,164
Other receivables		23,907
Total assets		5,386,509,768
Liabilities
Payable for investments purchased
Regular delivery	$56,133,422
Delayed delivery	8,430,000
Payable for fund shares redeemed	7,621,679
Accrued management fee	2,375,686
Distribution and service plan fees payable	326,151
Other affiliated payables	883,623
Other payables and accrued expenses	102,665
Collateral on securities loaned	21,286,717
Total liabilities		97,159,943
Net Assets		$5,289,349,825
Net Assets consist of:
Paid in capital		$4,741,214,905
Undistributed net investment income		40,995,155
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		30,211,983
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		476,927,782
Net Assets		$5,289,349,825
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($355,400,133 ÷ 28,849,767 shares)		$12.32
Maximum offering price per share (100/96.00 of $12.32)		$12.83
Class M:
Net Asset Value and redemption price per share ($64,157,774 ÷ 5,205,934 shares)		$12.32
Maximum offering price per share (100/96.00 of $12.32)		$12.83
Class C:
Net Asset Value and offering price per share ($287,597,543 ÷ 23,575,341 shares)(a)		$12.20
Real Estate Income:
Net Asset Value, offering price and redemption price per share ($2,630,901,497 ÷ 212,464,896 shares)		$12.38
Class I:
Net Asset Value, offering price and redemption price per share ($1,951,292,878 ÷ 158,086,472 shares)		$12.34

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2017
Investment Income
Dividends (including $6,727,655 earned from other affiliated issuers)		$122,720,702
Interest		127,177,001
Income from Fidelity Central Funds		2,628,620
Total income		252,526,323
Expenses
Management fee	$27,047,169
Transfer agent fees	9,189,284
Distribution and service plan fees	4,187,498
Accounting and security lending fees	1,366,586
Custodian fees and expenses	59,459
Independent trustees' fees and expenses	19,933
Registration fees	231,810
Audit	200,562
Legal	25,402
Miscellaneous	42,027
Total expenses before reductions	42,369,730
Expense reductions	(114,268)	42,255,462
Net investment income (loss)		210,270,861
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	37,056,100
Fidelity Central Funds	(1,809)
Other affiliated issuers	(158,741)
Foreign currency transactions	20,259
Total net realized gain (loss)		36,915,809
Change in net unrealized appreciation (depreciation) on:
Investment securities	22,370,991
Assets and liabilities in foreign currencies	(73)
Total change in net unrealized appreciation (depreciation)		22,370,918
Net gain (loss)		59,286,727
Net increase (decrease) in net assets resulting from operations		$269,557,588

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2017	Year ended July 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$210,270,861	$190,082,914
Net realized gain (loss)	36,915,809	46,437,923
Change in net unrealized appreciation (depreciation)	22,370,918	237,828,730
Net increase (decrease) in net assets resulting from operations	269,557,588	474,349,567
Distributions to shareholders from net investment income	(202,922,557)	(185,109,460)
Distributions to shareholders from net realized gain	(32,383,930)	(51,815,852)
Total distributions	(235,306,487)	(236,925,312)
Share transactions - net increase (decrease)	397,445,047	302,433,412
Redemption fees	449,735	329,841
Total increase (decrease) in net assets	432,145,883	540,187,508
Net Assets
Beginning of period	4,857,203,942	4,317,016,434
End of period	$5,289,349,825	$4,857,203,942
Other Information
Undistributed net investment income end of period	$40,995,155	$37,962,753

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Real Estate Income Fund Class A

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.25	$11.66	$11.86	$11.67	$11.26
Income from Investment Operations
Net investment income (loss)A	.49	.49	.52	.49	.54
Net realized and unrealized gain (loss)	.14	.73	.02	.44	.60
Total from investment operations	.63	1.22	.54	.93	1.14
Distributions from net investment income	(.48)	(.48)	(.52)	(.50)	(.53)
Distributions from net realized gain	(.08)	(.14)	(.21)	(.24)	(.20)
Total distributions	(.56)	(.63)B	(.74)C	(.74)	(.73)
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$12.32	$12.25	$11.66	$11.86	$11.67
Total ReturnE,F	5.37%	11.01%	4.65%	8.49%	10.45%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.03%	1.03%	1.04%	1.06%	1.08%
Expenses net of fee waivers, if any	1.03%	1.03%	1.03%	1.05%	1.08%
Expenses net of all reductions	1.02%	1.03%	1.03%	1.05%	1.07%
Net investment income (loss)	4.08%	4.29%	4.40%	4.28%	4.62%
Supplemental Data
Net assets, end of period (000 omitted)	$355,400	$548,649	$495,462	$442,271	$378,269
Portfolio turnover rateI	22%	26%	19%	29%	26%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.63 per share is comprised of distributions from net investment income of $.483 and distributions from net realized gain of $.142 per share.

 C Total distributions of $.74 per share is comprised of distributions from net investment income of $.523 and distributions from net realized gain of $.212 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Real Estate Income Fund Class M

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.26	$11.66	$11.86	$11.67	$11.26
Income from Investment Operations
Net investment income (loss)A	.49	.49	.51	.49	.54
Net realized and unrealized gain (loss)	.13	.73	.02	.43	.60
Total from investment operations	.62	1.22	.53	.92	1.14
Distributions from net investment income	(.48)	(.48)	(.52)	(.50)	(.53)
Distributions from net realized gain	(.08)	(.14)	(.21)	(.24)	(.20)
Total distributions	(.56)	(.62)	(.73)	(.73)B	(.73)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$12.32	$12.26	$11.66	$11.86	$11.67
Total ReturnD,E	5.26%	11.06%	4.62%	8.44%	10.42%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.06%	1.07%	1.06%	1.08%	1.08%
Expenses net of fee waivers, if any	1.06%	1.07%	1.06%	1.08%	1.08%
Expenses net of all reductions	1.05%	1.06%	1.06%	1.07%	1.08%
Net investment income (loss)	4.05%	4.26%	4.37%	4.26%	4.61%
Supplemental Data
Net assets, end of period (000 omitted)	$64,158	$59,788	$55,424	$48,164	$46,198
Portfolio turnover rateH	22%	26%	19%	29%	26%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.73 per share is comprised of distributions from net investment income of $.496 and distributions from net realized gain of $.236 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Real Estate Income Fund Class C

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.14	$11.55	$11.77	$11.59	$11.20
Income from Investment Operations
Net investment income (loss)A	.40	.40	.43	.40	.45
Net realized and unrealized gain (loss)	.13	.73	.01	.43	.60
Total from investment operations	.53	1.13	.44	.83	1.05
Distributions from net investment income	(.39)	(.40)	(.45)	(.42)	(.46)
Distributions from net realized gain	(.08)	(.14)	(.21)	(.24)	(.20)
Total distributions	(.47)	(.54)	(.66)	(.65)B	(.66)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$12.20	$12.14	$11.55	$11.77	$11.59
Total ReturnD,E	4.54%	10.29%	3.82%	7.66%	9.66%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.78%	1.79%	1.79%	1.79%	1.81%
Expenses net of fee waivers, if any	1.78%	1.78%	1.78%	1.79%	1.81%
Expenses net of all reductions	1.78%	1.78%	1.78%	1.79%	1.81%
Net investment income (loss)	3.32%	3.54%	3.65%	3.54%	3.88%
Supplemental Data
Net assets, end of period (000 omitted)	$287,598	$289,430	$291,387	$246,306	$204,012
Portfolio turnover rateH	22%	26%	19%	29%	26%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.65 per share is comprised of distributions from net investment income of $.417 and distributions from net realized gain of $.236 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Real Estate Income Fund

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.31	$11.71	$11.91	$11.71	$11.29
Income from Investment Operations
Net investment income (loss)A	.52	.52	.54	.52	.57
Net realized and unrealized gain (loss)	.14	.73	.02	.44	.60
Total from investment operations	.66	1.25	.56	.96	1.17
Distributions from net investment income	(.51)	(.51)	(.55)	(.53)	(.55)
Distributions from net realized gain	(.08)	(.14)	(.21)	(.24)	(.20)
Total distributions	(.59)	(.65)	(.76)	(.76)B	(.75)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$12.38	$12.31	$11.71	$11.91	$11.71
Total ReturnD	5.60%	11.29%	4.84%	8.78%	10.71%
Ratios to Average Net AssetsE,F
Expenses before reductions	.78%	.82%	.83%	.83%	.84%
Expenses net of fee waivers, if any	.78%	.81%	.82%	.83%	.84%
Expenses net of all reductions	.77%	.81%	.82%	.83%	.84%
Net investment income (loss)	4.33%	4.51%	4.61%	4.50%	4.85%
Supplemental Data
Net assets, end of period (000 omitted)	$2,630,901	$2,719,387	$2,561,268	$2,627,382	$2,884,545
Portfolio turnover rateG	22%	26%	19%	29%	26%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.76 per share is comprised of distributions from net investment income of $.525 and distributions from net realized gain of $.236 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Real Estate Income Fund Class I

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.27	$11.68	$11.88	$11.69	$11.28
Income from Investment Operations
Net investment income (loss)A	.52	.52	.55	.52	.57
Net realized and unrealized gain (loss)	.14	.73	.02	.44	.60
Total from investment operations	.66	1.25	.57	.96	1.17
Distributions from net investment income	(.51)	(.52)	(.55)	(.53)	(.56)
Distributions from net realized gain	(.08)	(.14)	(.21)	(.24)	(.20)
Total distributions	(.59)	(.66)	(.77)B	(.77)	(.76)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$12.34	$12.27	$11.68	$11.88	$11.69
Total ReturnD	5.66%	11.30%	4.92%	8.76%	10.72%
Ratios to Average Net AssetsE,F
Expenses before reductions	.76%	.77%	.77%	.78%	.80%
Expenses net of fee waivers, if any	.76%	.77%	.77%	.78%	.80%
Expenses net of all reductions	.76%	.76%	.77%	.78%	.80%
Net investment income (loss)	4.34%	4.56%	4.66%	4.55%	4.89%
Supplemental Data
Net assets, end of period (000 omitted)	$1,951,293	$1,239,950	$913,475	$809,854	$610,045
Portfolio turnover rateG	22%	26%	19%	29%	26%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.77 per share is comprised of distributions from net investment income of $.554 and distributions from net realized gain of $.212 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2017

1. Organization.

Fidelity Real Estate Income Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C, Real Estate Income and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations and commercial mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2017, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. For certain lower credit quality securitized assets that have contractual cash flows (for example, asset backed securities, collateralized mortgage obligations and commercial mortgage-backed securities), changes in estimated cash flows are periodically evaluated and the estimated yield is adjusted on a prospective basis, resulting in increases or decreases to Interest Income in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Underlying Funds, foreign currency transactions, passive foreign investment companies (PFIC), market discount, equity-debt classifications, certain conversion ratio adjustments, partnerships and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$542,609,593
Gross unrealized depreciation	(66,108,235)
Net unrealized appreciation (depreciation) on securities	$476,501,358
Tax Cost	$4,875,500,368

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$52,677,147
Undistributed long-term capital gain	$19,438,295
Net unrealized appreciation (depreciation) on securities and other investments	$476,501,553

The tax character of distributions paid was as follows:

	July 31, 2017	July 31, 2016
Ordinary Income	$202,922,557	$ 185,109,460
Long-term Capital Gains	32,383,930	51,815,852
Total	$235,306,487	$ 236,925,312

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,419,678,032 and $1,007,824,342, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,154,727	$–
Class M	-%	.25%	154,230	–
Class C	.75%	.25%	2,878,541	485,505
			$4,187,498	$485,505

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$75,516
Class M	11,943
Class C(a)	26,767
$114,226

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$876,623.19
Class M	136,176.22
Class C	553,741.19
Real Estate Income	4,977,879.19
Class I	2,644,865.17
	$9,189,284

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $29,297 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $16,055 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $1,796,865. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $88,609, including $22,154 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $59,560 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $11,761.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $42,947.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2017	Year ended July 31, 2016
From net investment income
Class A	$19,398,648	$20,776,428
Class M	2,428,967	2,323,930
Class C	9,371,104	9,744,417
Real Estate Income	109,435,619	111,450,147
Class I	62,288,219	40,814,538
Total	$202,922,557	$185,109,460
From net realized gain
Class A	$3,567,509	$6,008,082
Class M	398,948	680,042
Class C	1,939,550	3,527,228
Real Estate Income	17,827,432	30,805,486
Class I	8,650,491	10,795,014
Total	$32,383,930	$51,815,852

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2017	Year ended July 31, 2016	Year ended July 31, 2017	Year ended July 31, 2016
Class A
Shares sold	12,839,240	15,526,418	$153,895,562	$176,978,857
Reinvestment of distributions	1,848,521	2,217,782	21,908,312	24,934,959
Shares redeemed	(30,631,418)	(15,457,212)	(367,310,909)	(176,322,303)
Net increase (decrease)	(15,943,657)	2,286,988	$(191,507,035)	$25,591,513
Class M
Shares sold	1,228,326	1,214,951	$14,708,870	$13,936,304
Reinvestment of distributions	221,980	246,897	2,637,477	2,775,517
Shares redeemed	(1,122,766)	(1,335,803)	(13,419,214)	(15,332,670)
Net increase (decrease)	327,540	126,045	$3,927,133	$1,379,151
Class C
Shares sold	5,359,653	4,854,016	$63,747,841	$55,310,329
Reinvestment of distributions	858,380	1,043,618	10,109,093	11,628,023
Shares redeemed	(6,493,102)	(7,264,769)	(77,061,823)	(81,984,542)
Net increase (decrease)	(275,069)	(1,367,135)	$(3,204,889)	$(15,046,190)
Real Estate Income
Shares sold	47,554,214	54,340,979	$573,422,929	$625,193,342
Reinvestment of distributions	9,324,516	11,080,986	111,248,966	125,130,837
Shares redeemed	(65,327,473)	(63,200,104)	(784,201,096)	(728,426,852)
Net increase (decrease)	(8,448,743)	2,221,861	$(99,529,201)	$21,897,327
Class I
Shares sold	91,593,798	51,672,151	$1,102,392,455	$597,272,677
Reinvestment of distributions	4,455,256	3,437,483	53,081,868	38,745,091
Shares redeemed	(38,982,165)	(32,289,301)	(467,715,284)	(367,406,157)
Net increase (decrease)	57,066,889	22,820,333	$687,759,039	$268,611,611

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Real Estate Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Real Estate Income Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Real Estate Income Fund as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 19, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 142 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2017 to July 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2017	Ending Account Value July 31, 2017	Expenses Paid During Period-B February 1, 2017 to July 31, 2017
Class A	1.03%
Actual		$1,000.00	$1,056.50	$5.25
Hypothetical-C		$1,000.00	$1,019.69	$5.16
Class M	1.05%
Actual		$1,000.00	$1,055.60	$5.35
Hypothetical-C		$1,000.00	$1,019.59	$5.26
Class C	1.77%
Actual		$1,000.00	$1,052.20	$9.01
Hypothetical-C		$1,000.00	$1,016.02	$8.85
Real Estate Income	.77%
Actual		$1,000.00	$1,057.40	$3.93
Hypothetical-C		$1,000.00	$1,020.98	$3.86
Class I	.75%
Actual		$1,000.00	$1,056.80	$3.82
Hypothetical-C		$1,000.00	$1,021.08	$3.76

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Real Estate Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Real Estate Income Fund
Class A	09/11/17	09/08/17	$0.120	$0.066
Class M	09/11/17	09/08/17	$0.119	$0.066
Class C	09/11/17	09/08/17	$0.097	$0.066
Fidelity Real Estate Income	09/11/17	09/08/17	$0.128	$0.066
Class I	09/11/17	09/08/17	$0.129	$0.066

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2017, $21,468,790, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.14% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Real Estate Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Real Estate Income Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Real Estate Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2016.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

REIA-ANN-0917
1.907549.107

Fidelity Advisor® Small Cap Value Fund -

Class A, Class M (formerly Class T), Class C and Class I

Annual Report

July 31, 2017

Class A, Class M, Class C and Class I are classes of Fidelity® Small Cap Value Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2017	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	8.02%	13.31%	8.37%
Class M (incl. 3.50% sales charge)	10.35%	13.56%	8.36%
Class C (incl. contingent deferred sales charge)	12.79%	13.78%	8.19%
Class I	14.96%	14.98%	9.32%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Small Cap Value Fund - Class A on July 31, 2007, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Value Index performed over the same period.

Period Ending Values
$22,340	Fidelity Advisor® Small Cap Value Fund - Class A
$19,555	Russell 2000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.04% for the year ending July 31, 2017, rising sharply following the November election and continuing to rally through the end of February on optimism for President Trump’s pro-business agenda. Equity markets leveled off, however, as the fledgling administration faced the first test of its domestic agenda. Stocks reacted with uncertainty to efforts by Congress in March to repeal and replace the Affordable Care Act, and then reverted upward through July 31. Growth stocks surged ahead of value, while small-caps’ advantage over large-caps narrowed. Sector-wise, financials (+36%) fared best, riding an uptick in bond yields and a surge in banks, particularly post-election. Information technology gained 29%, as a handful of major index constituents posted stellar returns. Industrials (+18%) was boosted by a call for increased infrastructure spending. Consumer discretionary (+14%) slightly lagged the broader market because brick-and-mortar retailers continued to suffer from increased online competition. Energy (0%) was hurt by low oil prices. Utilities (+6%), consumer staples (+4%), telecommunication services (-7%) and real estate (-2%) all struggled amid an improved backdrop for riskier assets that curbed demand for dividend-rich sectors, as well as the likelihood of further interest rate hikes later in 2017.

Comments from Lead Portfolio Manager Derek Janssen:  For the year, the fund’s share classes (excluding sales charges, if applicable) gained about 14% to 15%, a strong absolute result that nevertheless trailed the 19.21% return of the benchmark Russell 2000® Value Index. Versus the benchmark, the fund’s defensive positioning – a reflection of the fund’s focus on lower-valuation, higher-quality stocks at the larger-cap end of the small-cap investment universe – weighed on performance in a market environment favoring faster-growing, lower-quality small-caps. Stock picking was subpar overall, but especially in the information technology and industrials sectors, although favorable positioning in the real estate category added value. Still, the fund’s biggest individual detractor came in this latter group. For example, Store Capital, a “triple net” real estate investment trust, was hurt by a combination of higher interest rates and an increasingly difficult environment for retailers, which comprise some of the company’s tenants. Another relative detractor this period was fuel distributor World Fuel Services, an out-of-benchmark stock we sold from the portfolio in June. On the positive side, Aaron’s, a provider of rent-to-own home furnishings, saw its share price nearly double this period, reflecting cost cuts and strong earnings from the company’s Progressive Leasing division. Another top contributor, and our largest holding at period end, was U.S.-listed but U.K.-headquartered medical-device manufacturer LivaNova, whose shares were up 35% in the fund this period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
LivaNova PLC	3.5	1.6
First American Financial Corp.	3.5	2.7
Moog, Inc. Class A	3.3	2.8
Tech Data Corp.	3.0	2.4
ProAssurance Corp.	2.9	2.3
CVB Financial Corp.	2.9	2.9
Silgan Holdings, Inc.	2.7	2.5
Cullen/Frost Bankers, Inc.	2.7	2.5
Store Capital Corp.	2.6	2.3
CalAtlantic Group, Inc.	2.6	2.5
	29.7

Top Five Market Sectors as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	29.9	29.6
Industrials	14.1	15.3
Information Technology	13.4	12.1
Consumer Discretionary	12.9	11.5
Real Estate	7.1	8.5

Asset Allocation (% of fund's net assets)

As of July 31, 2017*
Stocks	98.0%
Bonds	0.3%
Short-Term Investments and Net Other Assets (Liabilities)	1.7%

 * Foreign investments - 14.2%

As of January 31, 2017*
Stocks	98.5%
Short-Term Investments and Net Other Assets (Liabilities)	1.5%

 * Foreign investments - 14.7%

Investments July 31, 2017

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
CONSUMER DISCRETIONARY - 12.9%
Auto Components - 1.0%
Standard Motor Products, Inc.	712,800	$35,910,864
Diversified Consumer Services - 2.3%
Grand Canyon Education, Inc. (a)	500,000	36,785,000
Strayer Education, Inc.	527,400	41,464,188
		78,249,188
Hotels, Restaurants & Leisure - 2.1%
Cedar Fair LP (depositary unit)	1,034,200	71,814,848
Household Durables - 5.1%
CalAtlantic Group, Inc.	2,500,000	87,750,000
LGI Homes, Inc. (a)(b)	632,800	28,033,040
Meritage Homes Corp. (a)	1,413,578	57,603,304
		173,386,344
Specialty Retail - 2.4%
Aarons, Inc. Class A	1,761,600	81,526,848

TOTAL CONSUMER DISCRETIONARY		440,888,092

CONSUMER STAPLES - 1.8%
Food & Staples Retailing - 1.8%
United Natural Foods, Inc. (a)	1,635,700	63,023,521
ENERGY - 3.7%
Energy Equipment & Services - 2.1%
ShawCor Ltd. Class A	3,200,400	71,721,818
Oil, Gas & Consumable Fuels - 1.6%
LINN Energy, Inc. (a)	1,551,900	54,549,285

TOTAL ENERGY		126,271,103

FINANCIALS - 29.9%
Banks - 16.8%
Associated Banc-Corp.	2,700,000	64,665,000
Banner Corp.	179,600	10,375,492
BOK Financial Corp.	1,000,000	85,070,000
Cullen/Frost Bankers, Inc.	1,000,000	90,780,000
CVB Financial Corp.	4,559,110	98,203,229
First Citizen Bancshares, Inc.	140,370	51,658,967
First Citizen Bancshares, Inc. Class A (a)	180,954	66,594,691
Hilltop Holdings, Inc.	531,100	13,293,433
Popular, Inc.	280,620	11,825,327
UMB Financial Corp.	1,200,000	83,592,000
		576,058,139
Capital Markets - 3.0%
Federated Investors, Inc. Class B (non-vtg.)	2,000,000	57,660,000
OM Asset Management Ltd.	2,895,301	43,632,186
		101,292,186
Insurance - 8.9%
Argo Group International Holdings, Ltd.	128,500	7,703,575
Aspen Insurance Holdings Ltd.	500,000	24,400,000
Enstar Group Ltd. (a)	262,600	53,202,760
First American Financial Corp.	2,477,900	119,955,139
ProAssurance Corp.	1,610,400	99,522,720
		304,784,194
Thrifts & Mortgage Finance - 1.2%
Washington Federal, Inc.	1,250,000	41,812,500

TOTAL FINANCIALS		1,023,947,019

HEALTH CARE - 6.7%
Health Care Equipment & Supplies - 3.5%
LivaNova PLC (a)	1,980,051	120,664,307
Health Care Providers & Services - 1.3%
Civitas Solutions, Inc. (a)(c)	2,500,000	44,625,000
Health Care Technology - 0.8%
Cegedim SA (a)	676,346	25,861,266
Pharmaceuticals - 1.1%
Innoviva, Inc. (a)	2,681,753	36,793,651

TOTAL HEALTH CARE		227,944,224

INDUSTRIALS - 13.8%
Aerospace & Defense - 3.3%
Moog, Inc. Class A (a)	1,514,000	112,520,480
Electrical Equipment - 4.6%
AZZ, Inc.	500,000	25,350,000
Melrose Industries PLC	15,000,000	45,994,284
Regal Beloit Corp.	1,010,168	84,197,503
		155,541,787
Machinery - 1.9%
Mueller Industries, Inc.	2,100,000	66,150,000
Road & Rail - 2.5%
Genesee & Wyoming, Inc. Class A (a)	1,300,000	84,708,000
Trading Companies & Distributors - 1.5%
WESCO International, Inc. (a)	1,000,000	51,250,000

TOTAL INDUSTRIALS		470,170,267

INFORMATION TECHNOLOGY - 13.4%
Electronic Equipment & Components - 5.6%
Jabil, Inc.	1,000,000	30,500,000
SYNNEX Corp.	500,000	59,460,000
Tech Data Corp. (a)	1,000,000	102,400,000
		192,360,000
Internet Software & Services - 3.9%
Cimpress NV (a)(b)	545,600	48,143,744
j2 Global, Inc.	1,000,000	84,630,000
		132,773,744
IT Services - 2.7%
Presidio, Inc.	657,200	8,957,636
Science Applications International Corp.	1,200,000	84,492,000
		93,449,636
Technology Hardware, Storage & Peripherals - 1.2%
Super Micro Computer, Inc. (a)	1,500,000	40,275,000

TOTAL INFORMATION TECHNOLOGY		458,858,380

MATERIALS - 4.5%
Containers & Packaging - 2.7%
Silgan Holdings, Inc.	3,000,000	90,900,000
Metals & Mining - 1.8%
Compass Minerals International, Inc. (b)	917,800	63,374,090

TOTAL MATERIALS		154,274,090

REAL ESTATE - 7.1%
Equity Real Estate Investment Trusts (REITs) - 6.2%
CareTrust (REIT), Inc.	459,800	8,386,752
Potlatch Corp.	1,200,100	57,424,785
Sabra Health Care REIT, Inc. (b)	2,550,100	59,162,320
Store Capital Corp.	3,809,300	89,099,527
		214,073,384
Real Estate Management & Development - 0.9%
Kennedy Wilson Europe Real Estate PLC	2,000,000	30,161,484

TOTAL REAL ESTATE		244,234,868

UTILITIES - 4.2%
Electric Utilities - 4.2%
El Paso Electric Co.	1,500,000	77,850,000
IDACORP, Inc.	743,900	64,243,204
		142,093,204
TOTAL COMMON STOCKS
(Cost $2,615,355,802)		3,351,704,768
	Principal Amount	Value

Nonconvertible Bonds - 0.3%
INDUSTRIALS - 0.3%
Machinery - 0.3%
Mueller Industries, Inc. 6% 3/1/27 (Cost $10,499,000)	10,499,000	10,735,228
	Shares	Value

Money Market Funds - 5.2%
Fidelity Cash Central Fund, 1.11% (d)	49,299,193	49,309,053
Fidelity Securities Lending Cash Central Fund 1.11% (d)(e)	126,360,262	126,372,898
TOTAL MONEY MARKET FUNDS
(Cost $175,677,843)		175,681,951
TOTAL INVESTMENT PORTFOLIO - 103.5%
(Cost $2,801,532,645)		3,538,121,947
NET OTHER ASSETS (LIABILITIES) - (3.5)%		(118,162,972)
NET ASSETS - 100%		$3,419,958,975

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated company

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$340,404
Fidelity Securities Lending Cash Central Fund	479,184
Total	$819,588

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Civitas Solutions, Inc.	$51,905,817	$1,436,164	$--	$--	$44,625,000
Hibbett Sports, Inc.	56,765,952	1,026,770	44,417,481	--	--
Potlatch Corp.	87,975,000	--	50,806,935	--	--
Universal Corp.	77,103,000	--	91,779,537	1,070,000	--
Total	$273,749,769	$2,462,934	$187,003,953	$1,070,000	$44,625,000

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$440,888,092	$440,888,092	$--	$--
Consumer Staples	63,023,521	63,023,521	--	--
Energy	126,271,103	126,271,103	--	--
Financials	1,023,947,019	1,023,947,019	--	--
Health Care	227,944,224	227,944,224	--	--
Industrials	470,170,267	470,170,267	--	--
Information Technology	458,858,380	458,858,380	--	--
Materials	154,274,090	154,274,090	--	--
Real Estate	244,234,868	244,234,868	--	--
Utilities	142,093,204	142,093,204	--	--
Corporate Bonds	10,735,228	--	10,735,228	--
Money Market Funds	175,681,951	175,681,951	--	--
Total Investments in Securities:	$3,538,121,947	$3,527,386,719	$10,735,228	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	85.8%
United Kingdom	6.2%
Bermuda	2.5%
Canada	2.1%
Netherlands	1.4%
Others (Individually Less Than 1%)	2.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2017
Assets
Investment in securities, at value (including securities loaned of $123,920,958) — See accompanying schedule: Unaffiliated issuers (cost $2,583,764,423)	$3,317,814,996
Fidelity Central Funds (cost $175,677,843)	175,681,951
Other affiliated issuers (cost $42,090,379)	44,625,000
Total Investments (cost $2,801,532,645)		$3,538,121,947
Receivable for investments sold		15,524,505
Receivable for fund shares sold		1,624,118
Dividends receivable		835,000
Interest receivable		248,476
Distributions receivable from Fidelity Central Funds		87,105
Other receivables		21,002
Total assets		3,556,462,153
Liabilities
Payable for investments purchased	$2,828,311
Payable for fund shares redeemed	4,348,525
Accrued management fee	2,169,159
Distribution and service plan fees payable	115,872
Other affiliated payables	616,752
Other payables and accrued expenses	66,515
Collateral on securities loaned	126,358,044
Total liabilities		136,503,178
Net Assets		$3,419,958,975
Net Assets consist of:
Paid in capital		$2,610,276,211
Undistributed net investment income		22,996,598
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		50,096,850
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		736,589,316
Net Assets		$3,419,958,975
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($184,305,848 ÷ 9,674,164 shares)		$19.05
Maximum offering price per share (100/94.25 of $19.05)		$20.21
Class M:
Net Asset Value and redemption price per share ($78,852,494 ÷ 4,236,503 shares)		$18.61
Maximum offering price per share (100/96.50 of $18.61)		$19.28
Class C:
Net Asset Value and offering price per share ($52,227,166 ÷ 3,002,740 shares)(a)		$17.39
Small Cap Value:
Net Asset Value, offering price and redemption price per share ($2,637,843,148 ÷ 135,929,659 shares)		$19.41
Class I:
Net Asset Value, offering price and redemption price per share ($466,730,319 ÷ 24,044,211 shares)		$19.41

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2017
Investment Income
Dividends (including $1,070,000 earned from other affiliated issuers)		$61,335,026
Special dividends		16,800,000
Interest		248,476
Income from Fidelity Central Funds		819,588
Total income		79,203,090
Expenses
Management fee
Basic fee	$23,509,941
Performance adjustment	1,665,993
Transfer agent fees	6,808,152
Distribution and service plan fees	1,474,252
Accounting and security lending fees	1,007,753
Custodian fees and expenses	58,048
Independent trustees' fees and expenses	13,590
Registration fees	161,199
Audit	63,978
Legal	10,169
Interest	205
Miscellaneous	28,144
Total expenses before reductions	34,801,424
Expense reductions	(54,211)	34,747,213
Net investment income (loss)		44,455,877
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	47,544,757
Fidelity Central Funds	19,551
Other affiliated issuers	31,118,918
Foreign currency transactions	40,648
Total net realized gain (loss)		78,723,874
Change in net unrealized appreciation (depreciation) on: Investment securities	334,723,123
Assets and liabilities in foreign currencies	50
Total change in net unrealized appreciation (depreciation)		334,723,173
Net gain (loss)		413,447,047
Net increase (decrease) in net assets resulting from operations		$457,902,924

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2017	Year ended July 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$44,455,877	$17,786,972
Net realized gain (loss)	78,723,874	246,136,773
Change in net unrealized appreciation (depreciation)	334,723,173	(119,544,714)
Net increase (decrease) in net assets resulting from operations	457,902,924	144,379,031
Distributions to shareholders from net investment income	(25,276,323)	(21,953,514)
Distributions to shareholders from net realized gain	(209,689,485)	(264,173,272)
Total distributions	(234,965,808)	(286,126,786)
Share transactions - net increase (decrease)	(12,022,135)	541,183,028
Redemption fees	469,836	204,719
Total increase (decrease) in net assets	211,384,817	399,639,992
Net Assets
Beginning of period	3,208,574,158	2,808,934,166
End of period	$3,419,958,975	$3,208,574,158
Other Information
Undistributed net investment income end of period	$22,996,598	$6,559,742

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Small Cap Value Fund Class A

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$17.92	$19.14	$19.29	$19.96	$14.86
Income from Investment Operations
Net investment income (loss)A	.20B	.07	.10C	.03	.07
Net realized and unrealized gain (loss)	2.23	.56	2.01	1.24	5.57
Total from investment operations	2.43	.63	2.11	1.27	5.64
Distributions from net investment income	(.10)	(.11)	(.02)	(.01)	(.07)
Distributions from net realized gain	(1.20)	(1.75)	(2.25)	(1.93)	(.47)
Total distributions	(1.30)	(1.85)D	(2.26)E	(1.94)	(.54)
Redemption fees added to paid in capitalA,F	–	–	–	–	–
Net asset value, end of period	$19.05	$17.92	$19.14	$19.29	$19.96
Total ReturnG,H	14.61%	4.07%	11.86%	6.83%	39.09%
Ratios to Average Net AssetsI,J
Expenses before reductions	1.24%	1.41%	1.42%	1.36%	1.36%
Expenses net of fee waivers, if any	1.24%	1.41%	1.39%	1.35%	1.36%
Expenses net of all reductions	1.24%	1.41%	1.39%	1.34%	1.36%
Net investment income (loss)	1.10%B	.43%	.52%C	.13%	.41%
Supplemental Data
Net assets, end of period (000 omitted)	$184,306	$218,364	$235,844	$258,183	$275,265
Portfolio turnover rateK	26%	33%	34%	26%L	29%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .61%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .26%.

 D Total distributions of $1.85 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $1.747 per share.

 E Total distributions of $2.26 per share is comprised of distributions from net investment income of $.016 and distributions from net realized gain of $2.248 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Total returns do not include the effect of the sales charges.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Small Cap Value Fund Class M

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$17.54	$18.78	$18.98	$19.70	$14.70
Income from Investment Operations
Net investment income (loss)A	.15B	.03	.05C	(.02)	.03
Net realized and unrealized gain (loss)	2.18	.54	1.98	1.23	5.50
Total from investment operations	2.33	.57	2.03	1.21	5.53
Distributions from net investment income	(.07)	(.06)	–	–	(.06)
Distributions from net realized gain	(1.20)	(1.75)	(2.23)	(1.93)	(.47)
Total distributions	(1.26)D	(1.81)	(2.23)	(1.93)	(.53)
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$18.61	$17.54	$18.78	$18.98	$19.70
Total ReturnF,G	14.35%	3.76%	11.58%	6.58%	38.70%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.49%	1.66%	1.67%	1.61%	1.60%
Expenses net of fee waivers, if any	1.49%	1.66%	1.64%	1.59%	1.60%
Expenses net of all reductions	1.49%	1.65%	1.63%	1.59%	1.59%
Net investment income (loss)	.86%B	.19%	.27%C	(.11)%	.18%
Supplemental Data
Net assets, end of period (000 omitted)	$78,852	$82,337	$91,716	$100,975	$107,444
Portfolio turnover rateJ	26%	33%	34%	26%K	29%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .36%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .01%.

 D Total distributions of $1.26 per share is comprised of distributions from net investment income of $.067 and distributions from net realized gain of $1.195 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Small Cap Value Fund Class C

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$16.52	$17.82	$18.19	$19.06	$14.28
Income from Investment Operations
Net investment income (loss)A	.06B	(.05)	(.04)C	(.12)	(.06)
Net realized and unrealized gain (loss)	2.04	.50	1.90	1.18	5.34
Total from investment operations	2.10	.45	1.86	1.06	5.28
Distributions from net investment income	(.04)	–	–	–	(.03)
Distributions from net realized gain	(1.20)	(1.75)	(2.23)	(1.93)	(.47)
Total distributions	(1.23)D	(1.75)	(2.23)	(1.93)	(.50)
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$17.39	$16.52	$17.82	$18.19	$19.06
Total ReturnF,G	13.79%	3.20%	11.05%	5.97%	38.00%
Ratios to Average Net AssetsH,I
Expenses before reductions	2.00%	2.18%	2.19%	2.12%	2.13%
Expenses net of fee waivers, if any	2.00%	2.17%	2.16%	2.11%	2.13%
Expenses net of all reductions	2.00%	2.17%	2.15%	2.10%	2.12%
Net investment income (loss)	.35%B	(.33)%	(.25)%C	(.63)%	(.35)%
Supplemental Data
Net assets, end of period (000 omitted)	$52,227	$57,231	$64,928	$70,541	$76,018
Portfolio turnover rateJ	26%	33%	34%	26%K	29%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.15) %.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.51) %.

 D Total distributions of $1.23 per share is comprised of distributions from net investment income of $.036 and distributions from net realized gain of $1.195 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Small Cap Value Fund

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$18.22	$19.45	$19.57	$20.22	$15.05
Income from Investment Operations
Net investment income (loss)A	.25B	.12	.15C	.08	.12
Net realized and unrealized gain (loss)	2.28	.55	2.05	1.26	5.63
Total from investment operations	2.53	.67	2.20	1.34	5.75
Distributions from net investment income	(.15)	(.15)	(.07)	(.06)	(.11)
Distributions from net realized gain	(1.20)	(1.75)	(2.25)	(1.93)	(.47)
Total distributions	(1.34)D	(1.90)	(2.32)	(1.99)	(.58)
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$19.41	$18.22	$19.45	$19.57	$20.22
Total ReturnF	14.99%	4.23%	12.18%	7.12%	39.45%
Ratios to Average Net AssetsG,H
Expenses before reductions	.99%	1.18%	1.15%	1.08%	1.07%
Expenses net of fee waivers, if any	.99%	1.18%	1.12%	1.06%	1.07%
Expenses net of all reductions	.99%	1.17%	1.12%	1.06%	1.06%
Net investment income (loss)	1.36%B	.67%	.78%C	.41%	.71%
Supplemental Data
Net assets, end of period (000 omitted)	$2,637,843	$2,460,714	$2,036,157	$2,060,546	$2,672,854
Portfolio turnover rateI	26%	33%	34%	26%J	29%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .86%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .53%.

 D Total distributions of $1.34 per share is comprised of distributions from net investment income of $.145 and distributions from net realized gain of $1.195 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Small Cap Value Fund Class I

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$18.23	$19.45	$19.57	$20.23	$15.05
Income from Investment Operations
Net investment income (loss)A	.25B	.12	.15C	.08	.12
Net realized and unrealized gain (loss)	2.28	.56	2.05	1.25	5.65
Total from investment operations	2.53	.68	2.20	1.33	5.77
Distributions from net investment income	(.15)	(.16)	(.07)	(.06)	(.12)
Distributions from net realized gain	(1.20)	(1.75)	(2.25)	(1.93)	(.47)
Total distributions	(1.35)	(1.90)D	(2.32)	(1.99)	(.59)
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$19.41	$18.23	$19.45	$19.57	$20.23
Total ReturnF	14.96%	4.31%	12.17%	7.08%	39.54%
Ratios to Average Net AssetsG,H
Expenses before reductions	.98%	1.14%	1.15%	1.09%	1.07%
Expenses net of fee waivers, if any	.97%	1.14%	1.12%	1.07%	1.07%
Expenses net of all reductions	.97%	1.14%	1.12%	1.07%	1.06%
Net investment income (loss)	1.37%B	.70%	.79%C	.40%	.70%
Supplemental Data
Net assets, end of period (000 omitted)	$466,730	$389,928	$376,817	$342,500	$359,582
Portfolio turnover rateI	26%	33%	34%	26%J	29%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .88%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .53%.

 D Total distributions of $1.90 per share is comprised of distributions from net investment income of $.157 and distributions from net realized gain of $1.747 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2017

1. Organization.

Fidelity Small Cap Value Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C, Small Cap Value, and Class I shares, each of which has equal rights as to assets and voting privileges. The Fund is closed to new accounts with certain exceptions. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period August 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$814,236,991
Gross unrealized depreciation	(79,736,847)
Net unrealized appreciation (depreciation) on securities	$734,500,144
Tax Cost	$2,803,621,803

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$22,996,599
Undistributed long-term capital gain	$52,186,008
Net unrealized appreciation (depreciation) on securities and other investments	$734,500,158

The tax character of distributions paid was as follows:

	July 31, 2017	July 31, 2016
Ordinary Income	$25,276,323	$ 22,268,401
Long-term Capital Gains	209,689,485	263,858,385
Total	$234,965,808	$ 286,126,786

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $853,083,928 and $1,010,955,364, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Small Cap Value as compared to its benchmark index, the Russell 2000 Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .75% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$511,002	$–
Class M	.25%	.25%	409,130	–
Class C	.75%	.25%	554,120	5,499
			$1,474,252	$5,499

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$6,075
Class M	2,167
Class C(a)	978
$9,220

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$425,786.21
Class M	164,404.20
Class C	119,686.22
Small Cap Value	5,286,472.20
Class I	811,804.19
	$6,808,152

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $25,429 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$12,364,000.60%		$205

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $10,988 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $479,184, including $3,966 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $22,431 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $109.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $31,671.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2017	Year ended July 31, 2016
From net investment income
Class A	$1,211,951	$1,294,370
Class M	315,712	298,011
Class C	123,016	–
Small Cap Value	20,285,848	17,252,892
Class I	3,339,796	3,108,241
Total	$25,276,323	$21,953,514
From net realized gain
Class A	$14,206,153	$21,315,531
Class M	5,563,443	8,511,334
Class B	–	317,311
Class C	4,084,634	6,297,703
Small Cap Value	160,012,743	193,459,994
Class I	25,822,512	34,271,399
Total	$209,689,485	$264,173,272

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2017	Year ended July 31, 2016	Year ended July 31, 2017	Year ended July 31, 2016
Class A
Shares sold	1,506,738	2,145,353	$27,403,663	$36,585,285
Reinvestment of distributions	903,681	1,320,026	15,154,493	22,234,691
Shares redeemed	(4,924,614)	(3,598,901)	(89,702,542)	(60,922,417)
Net increase (decrease)	(2,514,195)	(133,522)	$(47,144,386)	$(2,102,441)
Class M
Shares sold	678,291	664,517	$12,111,422	$11,103,956
Reinvestment of distributions	354,357	527,842	5,809,028	8,714,816
Shares redeemed	(1,490,409)	(1,382,867)	(26,553,974)	(22,787,541)
Net increase (decrease)	(457,761)	(190,508)	$(8,633,524)	$(2,968,769)
Class B
Shares sold	–	4,363	$–	$67,145
Reinvestment of distributions	–	19,426	–	302,868
Shares redeemed	–	(219,046)	–	(3,435,330)
Net increase (decrease)	–	(195,257)	$–	$(3,065,317)
Class C
Shares sold	191,618	192,093	$3,203,223	$2,998,393
Reinvestment of distributions	251,057	367,680	3,851,053	5,744,375
Shares redeemed	(903,381)	(740,656)	(15,005,685)	(11,631,361)
Net increase (decrease)	(460,706)	(180,883)	$(7,951,409)	$(2,888,593)
Small Cap Value
Shares sold	31,283,294	41,988,674	$582,054,205	$719,207,580
Reinvestment of distributions	10,073,160	11,458,933	172,025,201	196,111,327
Shares redeemed	(40,448,579)	(23,136,423)	(750,552,096)	(398,026,994)
Net increase (decrease)	907,875	30,311,184	$3,527,310	$517,291,913
Class I
Shares sold	6,859,852	4,744,642	$128,013,262	$82,352,801
Reinvestment of distributions	1,477,352	1,907,860	25,225,719	32,653,194
Shares redeemed	(5,680,327)	(4,639,051)	(105,059,107)	(80,089,760)
Net increase (decrease)	2,656,877	2,013,451	$48,179,874	$34,916,235

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Small-Mid Cap Fund was the owner of record of approximately 11% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Value Fund (a fund of Fidelity Securities Fund) as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Small Cap Value Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
September 13, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 142 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2017 to July 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2017	Ending Account Value July 31, 2017	Expenses Paid During Period-B February 1, 2017 to July 31, 2017
Class A	1.24%
Actual		$1,000.00	$1,028.10	$6.24
Hypothetical-C		$1,000.00	$1,018.65	$6.21
Class M	1.48%
Actual		$1,000.00	$1,027.00	$7.44
Hypothetical-C		$1,000.00	$1,017.46	$7.40
Class C	1.99%
Actual		$1,000.00	$1,024.10	$9.99
Hypothetical-C		$1,000.00	$1,014.93	$9.94
Small Cap Value	.97%
Actual		$1,000.00	$1,029.70	$4.88
Hypothetical-C		$1,000.00	$1,019.98	$4.86
Class I	.97%
Actual		$1,000.00	$1,029.70	$4.88
Hypothetical-C		$1,000.00	$1,019.98	$4.86

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Small Cap Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Small Cap Value Fund
Class A	09/11/17	09/08/17	$0.103	$0.295
Class M	09/11/17	09/08/17	$0.080	$0.295
Class C	09/11/17	09/08/17	$0.025	$0.295
Small Cap Value	09/11/17	09/08/17	$0.137	$0.295
Class I	09/11/17	09/08/17	$0.139	$0.295

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31 2017, $78,413,066, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Small Cap Value and Class I designate 100% of the dividends distributed on September 9, 2016, December 2, 2016, and December 27, 2016; Class M designates 100% of the dividends distributed on December 2, 2016 and December 27, 2016; Class C designates 100% of the dividend distributed on December 27, 2016 as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Small Cap Value and Class I designate 100% of the dividends distributed on September 9, 2016, December 2, 2016, and December 27, 2016; Class M designates 100% of the dividends distributed on December 2, 2016 and December 27, 2016; Class C designates 100% of the dividend distributed on December 27, 2016 as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in August 2013, January 2016, and January 2017.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Small Cap Value Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Small Cap Value Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking. The Board noted that the comparisons for 2015 and 2016 reflect a revised Total Mapped Group that no longer includes funds with micro-cap objectives and that FMR believes this Total Mapped Group is a more appropriate comparison because the fund does not have a micro-cap objective.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and the retail class ranked below the competitive median for 2016 and the total expense ratio of each of Class M (formerly Class T), Class C, and Class I ranked above the competitive median for 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of each of Class M, Class C, and Class I was above the competitive median because of a positive performance fee adjustment in 2016. The Board noted that the total expense ratio of Class M was also above the competitive median because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the total expense ratio of Class C was also above the competitive median because of its 12b-1 fees. The Board also noted that, although Class I is categorized by Lipper as an institutional class, Class I has a significantly lower investment minimum than most other funds and classes categorized as institutional. As a result, FMR believes Class I is generally more comparable to retail funds and classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is partially closed to new investors, it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

ASCV-ANN-0917
1.803734.112

Fidelity® Blue Chip Growth K6 Fund Annual Report July 31, 2017

Contents

Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2017

% of fund's net assets
Apple, Inc.	7.3
Alphabet, Inc. Class A	6.3
Amazon.com, Inc.	6.2
Facebook, Inc. Class A	4.7
NVIDIA Corp.	2.7
Tesla, Inc.	2.7
Salesforce.com, Inc.	2.6
Broadcom Ltd.	2.4
Visa, Inc. Class A	2.1
Home Depot, Inc.	1.9
38.9

Top Five Market Sectors as of July 31, 2017

% of fund's net assets
Information Technology	43.0
Consumer Discretionary	27.6
Health Care	11.6
Consumer Staples	5.8
Industrials	4.6

Asset Allocation (% of fund's net assets)

As of July 31, 2017*
Stocks	100.0%

 * Foreign investments - 13.5%

Investments July 31, 2017

Showing Percentage of Net Assets

Common Stocks - 100.0%
	Shares	Value
CONSUMER DISCRETIONARY - 27.6%
Auto Components - 0.1%
Delphi Automotive PLC	1,018	$92,048
Automobiles - 2.7%
Tesla, Inc. (a)	15,172	4,907,687
Diversified Consumer Services - 0.2%
New Oriental Education & Technology Group, Inc. sponsored ADR	5,259	418,932
Hotels, Restaurants & Leisure - 3.6%
Alsea S.A.B. de CV	11,700	45,545
Caesars Entertainment Corp. (a)	10,622	131,182
Chipotle Mexican Grill, Inc. (a)	406	139,571
Dave & Buster's Entertainment, Inc. (a)	14,059	873,204
Del Taco Restaurants, Inc. (a)	8,596	112,522
Freshii, Inc.	910	7,357
Las Vegas Sands Corp.	5,759	354,812
Marriott International, Inc. Class A	3,743	389,983
McDonald's Corp.	5,577	865,216
Melco Crown Entertainment Ltd. sponsored ADR	8,674	175,215
MGM Mirage, Inc.	17,701	582,894
Penn National Gaming, Inc. (a)	9,807	197,709
Shake Shack, Inc. Class A (a)	7,494	247,377
Starbucks Corp.	24,699	1,333,252
U.S. Foods Holding Corp. (a)	11,732	330,256
Vail Resorts, Inc.	404	85,147
Wendy's Co.	4,652	71,827
Wyndham Worldwide Corp.	2,629	274,389
Yum China Holdings, Inc.	6,371	228,018
Yum! Brands, Inc.	1,012	76,386
		6,521,862
Household Durables - 1.0%
Forbo Holding AG (Reg.)	10	15,171
Newell Brands, Inc.	9,500	500,840
SodaStream International Ltd. (a)	7,800	439,296
Sony Corp.	13,400	550,530
Sony Corp. sponsored ADR	5,968	245,106
		1,750,943
Internet & Direct Marketing Retail - 9.5%
Amazon.com, Inc. (a)	11,227	11,089,806
Blue Apron Holdings, Inc. Class A	5,200	34,372
Boohoo.Com PLC (a)	32,838	102,034
Ctrip.com International Ltd. ADR (a)	3,539	211,384
Expedia, Inc.	1,520	237,834
JD.com, Inc. sponsored ADR (a)	38,739	1,749,841
Netflix, Inc. (a)	8,191	1,487,977
NutriSystem, Inc.	1,820	101,465
Priceline Group, Inc. (a)	1,011	2,050,814
Start Today Co. Ltd.	2,130	60,184
Wayfair LLC Class A (a)	231	17,637
		17,143,348
Leisure Products - 0.1%
Spin Master Corp. (a)	3,338	102,329
Media - 1.5%
Altice NV Class A (a)	25,214	622,487
Charter Communications, Inc. Class A (a)	2,832	1,109,889
Comcast Corp. Class A	2,737	110,712
Live Nation Entertainment, Inc. (a)	615	22,921
Naspers Ltd. Class N	1,416	313,013
The Madison Square Garden Co. (a)	202	44,383
The Walt Disney Co.	4,855	533,710
		2,757,115
Multiline Retail - 1.1%
B&M European Value Retail S.A.	11,436	54,319
Dollar Tree, Inc. (a)	26,208	1,889,073
Ollie's Bargain Outlet Holdings, Inc. (a)	1,820	81,354
Target Corp.	305	17,284
		2,042,030
Specialty Retail - 3.6%
Best Buy Co., Inc.	3,548	206,990
Five Below, Inc. (a)	4,547	219,666
Floor & Decor Holdings, Inc. Class A	3,800	131,556
Home Depot, Inc.	22,887	3,423,895
Inditex SA	3,952	156,872
L Brands, Inc.	5,560	257,928
Lowe's Companies, Inc.	2,629	203,485
Lumber Liquidators Holdings, Inc. (a)	3,236	79,962
RH (a)	10,442	680,087
Ross Stores, Inc.	3,853	213,148
The Children's Place Retail Stores, Inc.	2,432	256,941
TJX Companies, Inc.	8,197	576,331
		6,406,861
Textiles, Apparel & Luxury Goods - 4.2%
adidas AG	11,996	2,740,767
Akcea Therapeutics, Inc.	7,000	100,730
Canada Goose Holdings, Inc.	2,124	40,478
Coach, Inc.	6,097	287,413
Emerald Expositions Events, Inc.	1,719	39,348
G-III Apparel Group Ltd. (a)	6,259	162,922
Kering SA	1,922	672,340
lululemon athletica, Inc. (a)	12,000	739,680
LVMH Moet Hennessy - Louis Vuitton SA	832	208,989
NIKE, Inc. Class B	24,488	1,446,016
Prada SpA	27,000	95,752
PVH Corp.	5,279	629,732
Shenzhou International Group Holdings Ltd.	5,000	33,447
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	15,600	438,204
		7,635,818

TOTAL CONSUMER DISCRETIONARY		49,778,973

CONSUMER STAPLES - 5.8%
Beverages - 1.4%
Constellation Brands, Inc. Class A (sub. vtg.)	3,439	664,931
Diageo PLC	3,323	107,323
Molson Coors Brewing Co. Class B	6,470	575,701
Monster Beverage Corp. (a)	19,425	1,024,669
National Beverage Corp.	1,922	196,275
		2,568,899
Food & Staples Retailing - 0.9%
Costco Wholesale Corp.	8,909	1,412,166
Performance Food Group Co. (a)	6,473	186,422
		1,598,588
Food Products - 0.8%
Associated British Foods PLC	3,945	154,277
Bunge Ltd.	3,236	253,670
Darling International, Inc. (a)	2,213	36,006
Lamb Weston Holdings, Inc.	2,023	88,972
Nestle SA (Reg. S)	402	33,933
Post Holdings, Inc. (a)	708	58,906
The Hain Celestial Group, Inc. (a)	6,166	275,682
The Kraft Heinz Co.	2,731	238,853
TreeHouse Foods, Inc. (a)	3,034	257,374
		1,397,673
Household Products - 0.1%
Spectrum Brands Holdings, Inc.	2,528	291,832
Personal Products - 1.4%
Coty, Inc. Class A	33,694	690,053
Estee Lauder Companies, Inc. Class A	2,344	232,033
Herbalife Ltd. (a)	10,620	706,336
Kose Corp.	707	78,752
Unilever NV (NY Reg.)	13,357	776,977
		2,484,151
Tobacco - 1.2%
British American Tobacco PLC:
(United Kingdom)	506	31,476
sponsored ADR	19,436	1,215,139
Imperial Tobacco Group PLC	2,021	83,195
Philip Morris International, Inc.	7,200	840,312
		2,170,122

TOTAL CONSUMER STAPLES		10,511,265

ENERGY - 1.7%
Energy Equipment & Services - 0.1%
Shelf Drilling Ltd. (a)	6,302	52,898
Smart Sand, Inc.	3,435	22,602
U.S. Silica Holdings, Inc.	4,755	138,513
Weatherford International PLC (a)	5,562	24,807
		238,820
Oil, Gas & Consumable Fuels - 1.6%
Anadarko Petroleum Corp.	11,121	507,896
Cimarex Energy Co.	3,439	340,564
Continental Resources, Inc. (a)	13,173	440,373
Diamondback Energy, Inc. (a)	3,744	358,975
EOG Resources, Inc.	4,456	423,944
Parsley Energy, Inc. Class A (a)	5,880	172,166
Pioneer Natural Resources Co.	2,934	478,535
RSP Permian, Inc. (a)	1,419	48,757
		2,771,210

TOTAL ENERGY		3,010,030

FINANCIALS - 3.7%
Banks - 2.1%
Bank of America Corp.	56,500	1,362,780
Citigroup, Inc.	12,543	858,568
HDFC Bank Ltd. sponsored ADR	3,944	381,700
JPMorgan Chase & Co.	13,353	1,225,805
		3,828,853
Capital Markets - 1.5%
BlackRock, Inc. Class A	1,214	517,807
CBOE Holdings, Inc.	3,541	334,731
Charles Schwab Corp.	6,473	277,692
Fairfax India Holdings Corp. (a)	7,383	125,142
Goldman Sachs Group, Inc.	3,743	843,410
Morgan Stanley	6,879	322,625
MSCI, Inc.	506	55,129
Northern Trust Corp.	1,800	157,518
TD Ameritrade Holding Corp.	905	41,386
		2,675,440
Diversified Financial Services - 0.1%
Berkshire Hathaway, Inc. Class B (a)	911	159,398

TOTAL FINANCIALS		6,663,691

HEALTH CARE - 11.6%
Biotechnology - 8.0%
AC Immune SA	6,218	45,578
ACADIA Pharmaceuticals, Inc. (a)	2,331	69,394
Acceleron Pharma, Inc. (a)	1,216	39,094
Achaogen, Inc. (a)	3,430	65,204
Advanced Accelerator Applications SA sponsored ADR (a)	2,500	119,975
Agios Pharmaceuticals, Inc. (a)	2,000	111,880
Aimmune Therapeutics, Inc. (a)	4,055	87,264
Alexion Pharmaceuticals, Inc. (a)	16,206	2,225,732
Alkermes PLC (a)	8,200	446,162
Alnylam Pharmaceuticals, Inc. (a)	5,900	488,166
Amgen, Inc.	8,291	1,446,862
Arena Pharmaceuticals, Inc. (a)	1,420	33,739
Ascendis Pharma A/S sponsored ADR (a)	2,700	76,140
BeiGene Ltd. ADR (a)	300	21,147
Biogen, Inc. (a)	3,651	1,057,293
BioMarin Pharmaceutical, Inc. (a)	3,549	311,354
bluebird bio, Inc. (a)	2,330	219,603
Celgene Corp. (a)	5,359	725,662
Cellectis SA sponsored ADR (a)	500	12,105
Chimerix, Inc. (a)	709	3,524
Coherus BioSciences, Inc. (a)	5,113	66,725
CytomX Therapeutics, Inc. (a)	1,300	17,537
DBV Technologies SA sponsored ADR (a)	912	40,620
Editas Medicine, Inc. (a)	5,069	85,767
Exact Sciences Corp. (a)	2,423	94,012
Exelixis, Inc. (a)	22,712	615,722
FibroGen, Inc. (a)	3,041	103,850
GenSight Biologics SA	5,168	29,978
Gilead Sciences, Inc.	1,013	77,079
Global Blood Therapeutics, Inc. (a)	5,373	140,235
Grifols SA ADR	912	19,106
Heron Therapeutics, Inc. (a)	900	14,265
Intellia Therapeutics, Inc. (a)	4,867	81,960
Intercept Pharmaceuticals, Inc. (a)	1,700	199,121
Ionis Pharmaceuticals, Inc. (a)	1,000	52,400
Ironwood Pharmaceuticals, Inc. Class A (a)	8,618	152,970
La Jolla Pharmaceutical Co. (a)	1,400	41,482
Merrimack Pharmaceuticals, Inc.	12,600	16,758
Momenta Pharmaceuticals, Inc. (a)	800	13,240
Neurocrine Biosciences, Inc. (a)	5,000	240,150
Portola Pharmaceuticals, Inc. (a)	2,433	150,116
Prothena Corp. PLC (a)	800	49,408
Radius Health, Inc. (a)	709	31,217
Regeneron Pharmaceuticals, Inc. (a)	5,470	2,689,161
Sage Therapeutics, Inc. (a)	2,600	207,350
Seattle Genetics, Inc. (a)	3,244	163,822
Seres Therapeutics, Inc. (a)	400	5,412
Spark Therapeutics, Inc. (a)	1,200	85,200
TESARO, Inc. (a)	710	90,639
Trevena, Inc. (a)	8,415	21,963
Ultragenyx Pharmaceutical, Inc. (a)	507	33,624
Vertex Pharmaceuticals, Inc. (a)	6,792	1,031,161
Xencor, Inc. (a)	2,328	54,359
		14,322,287
Health Care Equipment & Supplies - 1.6%
Boston Scientific Corp. (a)	38,453	1,023,619
Danaher Corp.	3,643	296,868
Insulet Corp. (a)	1,700	85,527
Intuitive Surgical, Inc. (a)	1,214	1,139,048
Invuity, Inc. (a)	4,955	31,464
iRhythm Technologies, Inc.	4,255	175,987
Nevro Corp. (a)	1,416	121,861
Novocure Ltd. (a)	1,315	27,089
Penumbra, Inc. (a)	100	8,165
Stryker Corp.	101	14,857
		2,924,485
Health Care Providers & Services - 0.7%
Aetna, Inc.	404	62,341
Anthem, Inc.	911	169,637
Cigna Corp.	1,314	228,058
Humana, Inc.	809	187,041
Teladoc, Inc. (a)	1,800	59,040
UnitedHealth Group, Inc.	2,858	548,193
		1,254,310
Health Care Technology - 0.1%
athenahealth, Inc. (a)	700	96,824
Cerner Corp. (a)	607	39,073
Evolent Health, Inc. (a)	2,730	67,431
		203,328
Pharmaceuticals - 1.2%
Aclaris Therapeutics, Inc. (a)	506	14,573
Allergan PLC	4,859	1,226,071
Dermira, Inc. (a)	2,431	66,925
Dova Pharmaceuticals, Inc.	1,120	20,720
GW Pharmaceuticals PLC ADR (a)	1,416	158,280
Intersect ENT, Inc. (a)	911	24,961
Jazz Pharmaceuticals PLC (a)	2,429	373,119
Johnson & Johnson	1,116	148,116
The Medicines Company (a)	4,200	161,490
Theravance Biopharma, Inc. (a)	500	16,065
		2,210,320

TOTAL HEALTH CARE		20,914,730

INDUSTRIALS - 4.6%
Aerospace & Defense - 0.3%
Elbit Systems Ltd.	303	38,184
Northrop Grumman Corp.	919	241,816
Raytheon Co.	1,112	191,008
The Boeing Co.	510	123,655
		594,663
Air Freight & Logistics - 0.0%
XPO Logistics, Inc. (a)	1,213	72,913
Airlines - 1.4%
American Airlines Group, Inc.	5,551	279,992
Azul SA sponsored ADR	2,124	55,989
Delta Air Lines, Inc.	14,863	733,638
JetBlue Airways Corp. (a)	8,168	179,124
Ryanair Holdings PLC sponsored ADR (a)	304	34,452
Southwest Airlines Co.	21,532	1,195,241
Wizz Air Holdings PLC (a)	2,151	73,874
		2,552,310
Building Products - 0.2%
Jeld-Wen Holding, Inc.	1,510	49,302
Masco Corp.	5,976	227,865
		277,167
Commercial Services & Supplies - 0.0%
HomeServe PLC	4,753	45,466
Construction & Engineering - 0.2%
Dycom Industries, Inc. (a)	3,436	311,302
KBR, Inc.	4,451	66,409
		377,711
Electrical Equipment - 0.5%
AMETEK, Inc.	303	18,659
Eaton Corp. PLC	4,208	329,276
Fortive Corp.	1,415	91,607
Melrose Industries PLC	8,376	25,683
Nidec Corp.	200	22,060
Regal Beloit Corp.	3,200	266,720
Rockwell Automation, Inc.	609	100,503
		854,508
Industrial Conglomerates - 0.3%
Honeywell International, Inc.	3,944	536,857
Machinery - 1.3%
Allison Transmission Holdings, Inc.	8,900	336,420
Aumann AG	1,113	73,982
Caterpillar, Inc.	12,040	1,371,958
Cummins, Inc.	101	16,958
Fanuc Corp.	100	20,445
Ingersoll-Rand PLC	607	53,343
Nordson Corp.	708	89,916
Parker Hannifin Corp.	405	67,222
Rational AG	101	63,494
WABCO Holdings, Inc. (a)	1,925	264,822
		2,358,560
Professional Services - 0.1%
IHS Markit Ltd. (a)	4,349	202,881
Road & Rail - 0.2%
CSX Corp.	5,460	269,396
Union Pacific Corp.	305	31,403
		300,799
Trading Companies & Distributors - 0.1%
HD Supply Holdings, Inc. (a)	605	19,656
Univar, Inc. (a)	2,629	81,604
Wolseley PLC	262	15,643
		116,903

TOTAL INDUSTRIALS		8,290,738

INFORMATION TECHNOLOGY - 43.0%
Communications Equipment - 0.3%
Arista Networks, Inc. (a)	1,012	151,081
Lumentum Holdings, Inc. (a)	4,452	278,695
NETGEAR, Inc. (a)	520	24,908
Viavi Solutions, Inc. (a)	3,337	36,607
		491,291
Electronic Equipment & Components - 0.3%
Amphenol Corp. Class A	203	15,554
Coherent, Inc. (a)	404	107,060
Corning, Inc.	605	17,630
Dell Technologies, Inc. (a)	1,516	97,433
Fabrinet (a)	6,576	295,986
IPG Photonics Corp. (a)	102	15,569
Sunny Optical Technology Group Co. Ltd.	3,000	35,720
		584,952
Internet Software & Services - 14.6%
2U, Inc. (a)	810	41,918
Akamai Technologies, Inc. (a)	1,115	52,561
Alibaba Group Holding Ltd. sponsored ADR (a)	6,484	1,004,696
Alphabet, Inc.:
Class A (a)	12,068	11,410,294
Class C (a)	2,400	2,233,200
BlackLine, Inc.	1,100	42,647
eBay, Inc. (a)	20,015	715,136
Facebook, Inc. Class A (a)	50,089	8,477,563
Gogo, Inc. (a)	14,260	173,687
Mail.Ru Group Ltd. GDR (Reg. S) (a)	4,045	111,682
NetEase, Inc. ADR	913	284,199
New Relic, Inc. (a)	1,416	66,495
Okta, Inc.	811	17,801
Shopify, Inc. Class A (a)	2,500	230,379
Stamps.com, Inc. (a)	1,100	162,910
Tencent Holdings Ltd.	23,700	945,961
Twitter, Inc. (a)	4,056	65,261
VeriSign, Inc. (a)	607	61,410
Yandex NV Series A (a)	6,473	187,588
Yelp, Inc. (a)	506	16,460
		26,301,848
IT Services - 4.4%
Cognizant Technology Solutions Corp. Class A	5,340	370,169
EOH Holdings Ltd.	1,416	11,577
MasterCard, Inc. Class A	18,309	2,339,890
PayPal Holdings, Inc. (a)	24,174	1,415,388
Square, Inc. (a)	2,631	69,327
Visa, Inc. Class A	37,225	3,706,121
		7,912,472
Semiconductors & Semiconductor Equipment - 7.7%
Advanced Micro Devices, Inc. (a)	10,430	141,952
ams AG	2,040	147,153
Applied Materials, Inc.	7,585	336,091
ASM Pacific Technology Ltd.	7,000	90,695
ASML Holding NV	2,427	364,851
Broadcom Ltd.	17,408	4,293,857
Cavium, Inc. (a)	11,030	683,198
Cypress Semiconductor Corp.	14,128	200,618
Entegris, Inc. (a)	4,346	113,431
Himax Technologies, Inc. sponsored ADR	5,360	44,166
Inphi Corp. (a)	6,984	268,186
Integrated Device Technology, Inc. (a)	2,115	55,286
KLA-Tencor Corp.	1,818	168,401
Lam Research Corp.	3,642	580,753
Micron Technology, Inc. (a)	24,692	694,339
Monolithic Power Systems, Inc.	1,011	103,446
NVIDIA Corp.	30,345	4,931,366
Qualcomm, Inc.	9,710	516,475
Renesas Electronics Corp. (a)	12,800	120,633
STMicroelectronics NV (NY Shares) unit	5,163	86,997
WONIK IPS Co. Ltd. (a)	32	934
		13,942,828
Software - 8.3%
Activision Blizzard, Inc.	50,476	3,118,407
Adobe Systems, Inc. (a)	9,105	1,333,791
Autodesk, Inc. (a)	2,832	313,757
Electronic Arts, Inc. (a)	12,248	1,429,832
Ellie Mae, Inc. (a)	202	17,618
Globant SA (a)	405	18,618
HubSpot, Inc. (a)	400	28,940
Microsoft Corp.	35,607	2,588,629
Nintendo Co. Ltd.	1,112	377,651
Nintendo Co. Ltd. ADR	500	21,230
Paycom Software, Inc. (a)	3,844	269,426
Red Hat, Inc. (a)	406	40,141
Salesforce.com, Inc. (a)	50,492	4,584,674
SAP AG sponsored ADR	304	32,178
Snap, Inc. Class A (a)	10,027	137,069
Take-Two Interactive Software, Inc. (a)	1,214	96,489
Workday, Inc. Class A (a)	3,237	330,530
Zendesk, Inc. (a)	4,800	140,736
Zynga, Inc. (a)	15,100	54,511
		14,934,227
Technology Hardware, Storage & Peripherals - 7.4%
Apple, Inc.	88,717	13,194,884
NetApp, Inc.	2,731	118,580
Samsung Electronics Co. Ltd.	2	4,304
		13,317,768

TOTAL INFORMATION TECHNOLOGY		77,485,386

MATERIALS - 1.8%
Chemicals - 1.5%
CF Industries Holdings, Inc.	13,763	403,944
E.I. du Pont de Nemours & Co.	2,835	233,065
FMC Corp.	2,630	200,879
LyondellBasell Industries NV Class A	7,284	656,216
Platform Specialty Products Corp. (a)	2,528	35,417
Sherwin-Williams Co.	409	137,943
The Chemours Co. LLC	13,456	640,640
The Dow Chemical Co.	2,025	130,086
Tronox Ltd. Class A	8,496	164,652
Westlake Chemical Corp.	1,113	78,311
		2,681,153
Construction Materials - 0.2%
Buzzi Unicem SpA	607	15,377
Summit Materials, Inc.	11,211	318,841
		334,218
Containers & Packaging - 0.1%
Ball Corp.	405	16,970
Packaging Corp. of America	1,214	132,909
		149,879
Metals & Mining - 0.0%
Franco-Nevada Corp.	505	36,588

TOTAL MATERIALS		3,201,838

REAL ESTATE - 0.0%
Equity Real Estate Investment Trusts (REITs) - 0.0%
American Tower Corp.	102	13,906
Equinix, Inc.	203	91,498
		105,404
Real Estate Management & Development - 0.0%
Redfin Corp.	100	2,413

TOTAL REAL ESTATE		107,817

TELECOMMUNICATION SERVICES - 0.2%
Wireless Telecommunication Services - 0.2%
T-Mobile U.S., Inc. (a)	5,057	311,815
UTILITIES - 0.0%
Water Utilities - 0.0%
AquaVenture Holdings Ltd.	1,416	22,642
TOTAL COMMON STOCKS
(Cost $181,608,954)		180,298,925

Money Market Funds - 0.1%
Fidelity Cash Central Fund, 1.11% (b)
(Cost $91,461)	91,443	91,461
TOTAL INVESTMENT PORTFOLIO - 100.1%
(Cost $181,700,415)		180,390,386
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(167,136)
NET ASSETS - 100%		$180,223,250

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$285
Total	$285

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$49,778,973	$48,549,569	$1,229,404	$--
Consumer Staples	10,511,265	10,338,533	172,732	--
Energy	3,010,030	2,957,132	--	52,898
Financials	6,663,691	6,663,691	--	--
Health Care	20,914,730	20,914,730	--	--
Industrials	8,290,738	8,254,650	36,088	--
Information Technology	77,485,386	76,161,774	1,323,612	--
Materials	3,201,838	3,201,838	--	--
Real Estate	107,817	107,817	--	--
Telecommunication Services	311,815	311,815	--	--
Utilities	22,642	22,642	--	--
Money Market Funds	91,461	91,461	--	--
Total Investments in Securities:	$180,390,386	$177,575,652	$2,761,836	$52,898

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	86.5%
Cayman Islands	3.3%
Singapore	2.4%
Germany	1.5%
Netherlands	1.4%
Ireland	1.4%
Others (Individually Less Than 1%)	3.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $181,608,954)	$180,298,925
Fidelity Central Funds (cost $91,461)	91,461
Total Investments (cost $181,700,415)		$180,390,386
Receivable for investments sold		129,313
Receivable for fund shares sold		76
Dividends receivable		326
Distributions receivable from Fidelity Central Funds		3
Other receivables		25,076
Total assets		180,545,180
Liabilities
Payable for investments purchased	$36,398
Payable for fund shares redeemed	281,417
Accrued management fee	4,115
Total liabilities		321,930
Net Assets		$180,223,250
Net Assets consist of:
Paid in capital		$181,536,044
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,765)
Net unrealized appreciation (depreciation) on investments		(1,310,029)
Net Assets, for 17,462,872 shares outstanding		$180,223,250
Net Asset Value, offering price and redemption price per share ($180,223,250 ÷ 17,462,872 shares)		$10.32

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period May 25, 2017 (commencement of operations) to July 31, 2017
Investment Income
Dividends		$2,117
Income from Fidelity Central Funds		285
Total income		2,402
Expenses
Management fee	$5,007
Independent trustees' fees and expenses	1
Total expenses		5,008
Net investment income (loss)		(2,606)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(138)
Foreign currency transactions	(21)
Total net realized gain (loss)		(159)
Change in net unrealized appreciation (depreciation) on investment securities		(1,310,029)
Net gain (loss)		(1,310,188)
Net increase (decrease) in net assets resulting from operations		$(1,312,794)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period May 25, 2017 (commencement of operations) to July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(2,606)
Net realized gain (loss)	(159)
Change in net unrealized appreciation (depreciation)	(1,310,029)
Net increase (decrease) in net assets resulting from operations	(1,312,794)
Share transactions
Proceeds from sales of shares	181,817,461
Cost of shares redeemed	(281,417)
Net increase (decrease) in net assets resulting from share transactions	181,536,044
Total increase (decrease) in net assets	180,223,250
Net Assets
Beginning of period	–
End of period	$180,223,250
Other Information
Shares
Sold	17,490,141
Redeemed	(27,269)
Net increase (decrease)	17,462,872

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Blue Chip Growth K6 Fund

Years ended July 31,	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	–C
Net realized and unrealized gain (loss)	.32D
Total from investment operations	.32
Net asset value, end of period	$10.32
Total ReturnE	3.20%
Ratios to Average Net AssetsF,G
Expenses before reductions	.45%H
Expenses net of fee waivers, if any	.45%H
Expenses net of all reductions	.45%H
Net investment income (loss)	(.24)%H
Supplemental Data
Net assets, end of period (000 omitted)	$180,223
Portfolio turnover rateI	0%J,K

 A For the period May 25, 2017 (commencement of operations) to July 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 E Total returns for periods of less than one year are not annualized.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2017

1. Organization.

Fidelity Blue Chip Growth K6 Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$560,232
Gross unrealized depreciation	(1,876,084)
Net unrealized appreciation (depreciation) on securities	$(1,315,852)
Tax Cost	$181,706,238

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,058
Net unrealized appreciation (depreciation) on securities and other investments	$(1,315,852)

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $2,172,862 and $289,644, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .45% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $110 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Exchanges In-Kind. During the period, an affiliated entity completed an exchange in-kind with the Fund. The affiliated entity delivered investments and cash valued at $179,817,385 in exchange for 17,290,133 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets. The Fund recognized no gain or loss for federal income tax purposes.

6. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of all of the total outstanding shares of the Fund.

Effective after the close of business on July 31, 2017, an affiliated entity completed an exchange in-kind with the Fund. The affiliated entity delivered investments and cash valued at $264,683,790 in exchange for 25,722,429 shares of the Fund. The Fund recognized no gain or loss for federal income tax purposes.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Blue Chip Growth K6 Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Blue Chip Growth K6 Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2017, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from May 25, 2017 (commencement of operations) to July 31, 2017. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Blue Chip Growth K6 Fund as of July 31, 2017, and the results of its operations, the changes in its net assets and the financial highlights for the period from May 25, 2017 (commencement of operations) to July 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 19, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 142 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 25, 2017 to July 31, 2017). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (February 1, 2017 to July 31, 2017).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value July 31, 2017	Expenses Paid During Period
Actual	.45%	$1,000.00	$1,032.00	.85B
Hypothetical-C		$1,000.00	1,022.56	2.26D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 68/365 (to reflect the period May 25, 2017 to July 31, 2017).

 C 5% return per year before expenses

 D Hypothetical expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Blue Chip Growth K6 Fund

On January 18, 2017 the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered the nature, extent, quality, and cost of advisory, administrative, and shareholder services to be performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping and securities lending services for the fund. The Board also considered the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment Performance.  The fund is a new fund and therefore had no historical performance for the Board to review at the time it approved the fund's Advisory Contracts. The Board considered the Investment Advisers' strength in fundamental, research-driven security selection, which the Board is familiar with through its supervision of other Fidelity funds, including funds with identical investment objectives as the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services to be provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's proposed management fee out of which FMR will pay all operating expenses, with certain limited exceptions, and the projected total expense ratio of the fund in reviewing the Advisory Contracts. The Board noted that the fund's proposed management fee rate is lower than the median fee rate of funds with similar Lipper investment objective categories and comparable investment mandates, regardless of whether their management fee structures are comparable. The Board also considered that the projected total expense ratio of the fund is below the median of those funds and classes used by the Board for management fee comparisons that have a similar sales load structure.

Based on its review, the Board concluded that the fund's management fee and projected total expense ratio were reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability.  The fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time it approved the Advisory Contracts. In connection with its future renewal of the fund's Advisory Contracts, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

Economies of Scale.  The Board will consider economies of scale when there is operating experience to permit assessment thereof. It noted that, notwithstanding the entrepreneurial risk associated with a new fund, the management fee was at a level normally associated, by comparison with competitors, with very high fund net assets, and Fidelity asserted to the Board that the level of the fee anticipated economies of scale at lower asset levels even before, if ever, economies of scale are achieved. The Board also noted that the fund and its shareholders would have access to the very considerable number and variety of services available through Fidelity and its affiliates.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be approved.

Corporate Headquarters

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www.fidelity.com

BCFK6-ANN-0917
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Fidelity® Dividend Growth Fund Annual Report July 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2017	Past 1 year	Past 5 years	Past 10 years
Fidelity® Dividend Growth Fund	13.06%	13.06%	6.68%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Dividend Growth Fund, a class of the fund, on July 31,2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$19,090	Fidelity® Dividend Growth Fund
$21,073	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.04% for the year ending July 31, 2017, rising sharply following the November election and continuing to rally through the end of February on optimism for President Trump’s pro-business agenda. Equity markets leveled off, however, as the fledgling administration faced the first test of its domestic agenda. Stocks reacted with uncertainty to efforts by Congress in March to repeal and replace the Affordable Care Act, and then reverted upward through July 31. Growth stocks surged ahead of value, while small-caps’ advantage over large-caps narrowed. Sector-wise, financials (+36%) fared best, riding an uptick in bond yields and a surge in banks, particularly post-election. Information technology gained 29%, as a handful of major index constituents posted stellar returns. Industrials (+18%) was boosted by a call for increased infrastructure spending. Consumer discretionary (+14%) slightly lagged the broader market because brick-and-mortar retailers continued to suffer from increased online competition. Energy (0%) was hurt by low oil prices. Utilities (+6%), consumer staples (+4%), telecommunication services (-7%) and real estate (-2%) all struggled amid an improved backdrop for riskier assets that curbed demand for dividend-rich sectors, as well as the likelihood of further interest rate hikes later in 2017.

Comments from Lead Portfolio Manager Ramona Persaud:  For the year, the fund's shares classes advance about 13%, lagging the benchmark S&P 500® index. Investors' increasing appetite for more-cyclical, riskier investments for most of the period held back the fund's performance versus the benchmark, as the portfolio managers typically focus on quality and value factors. From a sector perspective, our health care selections dragged most on relative results. A non-benchmark investment in Teva Pharmaceutical Industries was the fund’s largest individual detractor, returning -38% due to market fear about generic-drug price deflation, among other factors. We closed our position here by period end. Picks in consumer discretionary also disappointed, especially retailing stocks. Here, an overweighting in auto-parts seller AutoZone (-34%) hurt, as did our stake in L Brands. Shares of L Brands returned -35% for the year, owing in large part to the company’s Victoria’s Secret brand repositioning. On the positive side, several bank stocks finished among the fund’s top relative contributors. Investors expected higher interest rates and new regulatory reforms to boost bank profits. Accordingly, Bank of America and JPMorgan Chase – two of the fund’s biggest positions the past year – outperformed, as did our stake in Citigroup and others. Citigroup was not held in the fund at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On April 8, 2017, Gordon Scott became the fund’s co-manager, a post he will hold through December 31, 2017, at which time he will become sole portfolio manager.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	4.0	4.5
Microsoft Corp.	3.5	3.3
Johnson & Johnson	3.4	3.1
JPMorgan Chase & Co.	2.9	2.7
Alphabet, Inc. Class C	2.8	3.1
Wells Fargo & Co.	2.4	2.7
Chevron Corp.	2.4	2.5
Exxon Mobil Corp.	2.2	2.5
Bank of America Corp.	2.0	2.6
Amgen, Inc.	2.0	1.5
	27.6

Top Five Market Sectors as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	19.5	19.6
Financials	15.6	18.5
Health Care	14.5	11.1
Consumer Staples	11.2	12.0
Industrials	10.8	7.7

Asset Allocation (% of fund's net assets)

As of July 31, 2017 *
Stocks	96.3%
Convertible Securities	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	3.6%

 * Foreign investments - 12.0%

As of January 31, 2017 *
Stocks	94.8%
Convertible Securities	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	5.1%

 * Foreign investments - 12.5%

Investments July 31, 2017

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 8.5%
Auto Components - 0.3%
Delphi Automotive PLC	177,100	$16,013
The Goodyear Tire & Rubber Co.	207,600	6,541
		22,554
Diversified Consumer Services - 0.1%
Service Corp. International	237,100	8,234
Hotels, Restaurants & Leisure - 2.0%
Cedar Fair LP (depositary unit)	487,197	33,831
Las Vegas Sands Corp.	338,800	20,873
McDonald's Corp.	592,000	91,843
		146,547
Household Durables - 0.2%
Lennar Corp. Class A	310,300	16,272
Media - 3.1%
Charter Communications, Inc. Class A (a)	159,600	62,549
Cinemark Holdings, Inc.	94,800	3,688
Comcast Corp. Class A	3,243,692	131,207
Interpublic Group of Companies, Inc.	68,800	1,487
Omnicom Group, Inc.	319,000	25,118
Twenty-First Century Fox, Inc. Class A	268,300	7,808
		231,857
Multiline Retail - 0.4%
Dollar General Corp.	307,600	23,119
Dollar Tree, Inc. (a)	105,200	7,583
		30,702
Specialty Retail - 1.9%
AutoZone, Inc. (a)	85,900	46,371
Foot Locker, Inc.	577,979	27,275
L Brands, Inc.	366,200	16,988
Ross Stores, Inc.	522,200	28,888
TJX Companies, Inc.	266,900	18,766
		138,288
Textiles, Apparel & Luxury Goods - 0.5%
VF Corp.	570,200	35,461

TOTAL CONSUMER DISCRETIONARY		629,915

CONSUMER STAPLES - 11.2%
Beverages - 5.2%
Anheuser-Busch InBev SA NV	241,600	29,145
Constellation Brands, Inc. Class A (sub. vtg.)	246,300	47,622
Dr. Pepper Snapple Group, Inc.	524,408	47,805
Molson Coors Brewing Co. Class B	729,000	64,866
PepsiCo, Inc.	909,800	106,092
The Coca-Cola Co.	2,034,138	93,245
		388,775
Food & Staples Retailing - 0.9%
CVS Health Corp.	320,200	25,594
Kroger Co.	1,363,118	33,424
Wal-Mart Stores, Inc.	93,200	7,455
		66,473
Food Products - 1.3%
General Mills, Inc.	404,100	22,492
Hilton Food Group PLC	1,632,905	14,553
Ingredion, Inc.	136,100	16,784
The J.M. Smucker Co.	101,300	12,348
The Kraft Heinz Co.	350,000	30,611
		96,788
Household Products - 2.0%
Colgate-Palmolive Co.	396,400	28,620
Procter & Gamble Co.	1,297,309	117,822
		146,442
Personal Products - 0.5%
Coty, Inc. Class A	1,753,363	35,909
Tobacco - 1.3%
British American Tobacco PLC:
(United Kingdom)	1,017,474	63,293
sponsored ADR	534,344	33,407
		96,700

TOTAL CONSUMER STAPLES		831,087

ENERGY - 7.4%
Oil, Gas & Consumable Fuels - 7.4%
Chevron Corp.	1,640,800	179,159
ConocoPhillips Co.	665,900	30,212
Exxon Mobil Corp.	2,004,297	160,424
Imperial Oil Ltd.	1,450,700	41,633
Phillips 66 Co.	542,600	45,443
PrairieSky Royalty Ltd.	821,300	20,395
Suncor Energy, Inc.	1,861,900	60,737
Valero Energy Corp.	166,200	11,463
		549,466
FINANCIALS - 15.6%
Banks - 9.9%
Bank of America Corp.	6,147,317	148,273
JPMorgan Chase & Co.	2,348,635	215,605
PacWest Bancorp	886,300	42,560
SunTrust Banks, Inc.	549,000	31,452
U.S. Bancorp	2,165,569	114,299
Wells Fargo & Co.	3,343,793	180,364
		732,553
Capital Markets - 2.2%
Brookfield Asset Management, Inc. Class A	66,100	2,571
CBOE Holdings, Inc.	202,700	19,161
Diamond Hill Investment Group, Inc.	93,338	18,434
KKR & Co. LP	381,800	7,399
MSCI, Inc.	467,700	50,956
S&P Global, Inc.	361,527	55,527
TD Ameritrade Holding Corp.	272,400	12,457
		166,505
Consumer Finance - 0.0%
Imperial Holdings, Inc. warrants 4/11/19 (a)	48,012	0
Diversified Financial Services - 1.3%
Berkshire Hathaway, Inc. Class B (a)	537,300	94,011
Insurance - 2.2%
Chubb Ltd.	476,300	69,759
Marsh & McLennan Companies, Inc.	472,900	36,872
The Travelers Companies, Inc.	467,700	59,908
		166,539

TOTAL FINANCIALS		1,159,608

HEALTH CARE - 14.5%
Biotechnology - 2.6%
Alexion Pharmaceuticals, Inc. (a)	129,500	17,786
Amgen, Inc.	848,510	148,073
Gilead Sciences, Inc.	405,628	30,864
		196,723
Health Care Equipment & Supplies - 3.7%
Becton, Dickinson & Co.	245,300	49,403
Boston Scientific Corp. (a)	1,430,200	38,072
Danaher Corp.	919,192	74,905
Medtronic PLC	1,313,503	110,295
		272,675
Health Care Providers & Services - 1.0%
Anthem, Inc.	331,700	61,766
Quest Diagnostics, Inc.	136,000	14,730
		76,496
Health Care Technology - 0.2%
CompuGroup Medical AG	193,722	11,549
Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific, Inc.	42,400	7,442
Pharmaceuticals - 6.9%
Allergan PLC	318,100	80,266
Bristol-Myers Squibb Co.	284,500	16,188
GlaxoSmithKline PLC	2,304,006	45,866
Johnson & Johnson	1,889,843	250,820
Pfizer, Inc.	2,428,100	80,516
Sanofi SA	420,762	40,094
		513,750

TOTAL HEALTH CARE		1,078,635

INDUSTRIALS - 10.8%
Aerospace & Defense - 2.4%
BWX Technologies, Inc.	273,100	14,387
General Dynamics Corp.	317,100	62,256
Rockwell Collins, Inc.	339,400	36,156
United Technologies Corp.	559,600	66,352
		179,151
Air Freight & Logistics - 0.8%
C.H. Robinson Worldwide, Inc.	57,000	3,739
United Parcel Service, Inc. Class B	471,400	51,991
		55,730
Airlines - 0.3%
Delta Air Lines, Inc.	405,500	20,015
Commercial Services & Supplies - 0.3%
Deluxe Corp.	339,100	24,483
Electrical Equipment - 1.6%
AMETEK, Inc.	1,277,000	78,638
Fortive Corp.	637,946	41,301
		119,939
Industrial Conglomerates - 3.2%
General Electric Co.	4,452,600	114,031
Honeywell International, Inc.	538,000	73,233
Roper Technologies, Inc.	214,144	49,780
		237,044
Machinery - 0.9%
Caterpillar, Inc.	275,300	31,370
Snap-On, Inc.	238,400	36,761
		68,131
Professional Services - 0.1%
Recruit Holdings Co. Ltd.	433,200	7,501
Road & Rail - 1.0%
Union Pacific Corp.	751,400	77,364
Trading Companies & Distributors - 0.2%
Fastenal Co.	333,900	14,344

TOTAL INDUSTRIALS		803,702

INFORMATION TECHNOLOGY - 19.5%
Communications Equipment - 1.4%
Cisco Systems, Inc.	3,213,086	101,052
Electronic Equipment & Components - 0.1%
TE Connectivity Ltd.	135,700	10,909
Internet Software & Services - 2.8%
Alphabet, Inc. Class C (a)	225,706	210,019
IT Services - 3.8%
Accenture PLC Class A	795,400	102,463
CSRA, Inc.	160,252	5,226
Fidelity National Information Services, Inc.	770,350	70,271
PayPal Holdings, Inc. (a)	436,000	25,528
The Western Union Co.	393,100	7,764
Total System Services, Inc.	1,175,200	74,578
		285,830
Semiconductors & Semiconductor Equipment - 1.5%
Intel Corp.	996,500	35,346
KLA-Tencor Corp.	127,300	11,792
Qualcomm, Inc.	1,161,583	61,785
		108,923
Software - 5.9%
Activision Blizzard, Inc.	529,822	32,732
Constellation Software, Inc.	14,800	7,973
Micro Focus International PLC	2,004,102	59,045
Microsoft Corp.	3,582,216	260,427
Oracle Corp.	1,365,300	68,169
SAP AG	86,836	9,195
		437,541
Technology Hardware, Storage & Peripherals - 4.0%
Apple, Inc.	1,996,918	297,005

TOTAL INFORMATION TECHNOLOGY		1,451,279

MATERIALS - 5.0%
Chemicals - 3.8%
E.I. du Pont de Nemours & Co.	1,163,900	95,684
LyondellBasell Industries NV Class A	988,500	89,054
Monsanto Co.	487,700	56,973
PPG Industries, Inc.	202,100	21,271
W.R. Grace & Co.	282,300	19,467
		282,449
Containers & Packaging - 1.2%
Ball Corp.	2,145,400	89,892

TOTAL MATERIALS		372,341

REAL ESTATE - 1.2%
Equity Real Estate Investment Trusts (REITs) - 1.2%
American Tower Corp.	629,700	85,847
TELECOMMUNICATION SERVICES - 1.8%
Diversified Telecommunication Services - 1.8%
AT&T, Inc.	2,141,800	83,530
Verizon Communications, Inc.	1,032,500	49,973
		133,503
UTILITIES - 0.8%
Electric Utilities - 0.8%
Exelon Corp.	1,324,500	50,781
Great Plains Energy, Inc.	376,000	11,603
		62,384
TOTAL COMMON STOCKS
(Cost $5,452,727)		7,157,767
	Principal Amount (000s)	Value (000s)

Convertible Bonds - 0.1%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Amyris, Inc. 9.5% 4/15/19 pay-in-kind (Cost $6,339)	9,195	6,459
	Shares	Value (000s)

Money Market Funds - 4.2%
Fidelity Cash Central Fund, 1.11% (b)
(Cost $311,205)	311,178,931	311,241
TOTAL INVESTMENT PORTFOLIO - 100.6%
(Cost $5,770,271)		7,475,467
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(46,214)
NET ASSETS - 100%		$7,429,253

Values shown as $0 may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$2,167
Fidelity Securities Lending Cash Central Fund	79
Total	$2,246

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$629,915	$629,915	$--	$--
Consumer Staples	831,087	738,649	92,438	--
Energy	549,466	549,466	--	--
Financials	1,159,608	1,159,608	--	--
Health Care	1,078,635	992,675	85,960	--
Industrials	803,702	803,702	--	--
Information Technology	1,451,279	1,442,084	9,195	--
Materials	372,341	372,341	--	--
Real Estate	85,847	85,847	--	--
Telecommunication Services	133,503	133,503	--	--
Utilities	62,384	62,384	--	--
Corporate Bonds	6,459	--	6,459	--
Money Market Funds	311,241	311,241	--	--
Total Investments in Securities:	$7,475,467	$7,281,415	$194,052	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.0%
Ireland	4.0%
United Kingdom	2.5%
Canada	1.8%
Netherlands	1.2%
Switzerland	1.0%
Others (Individually Less Than 1%)	1.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $5,459,066)	$7,164,226
Fidelity Central Funds (cost $311,205)	311,241
Total Investments (cost $5,770,271)		$7,475,467
Receivable for investments sold		38,480
Receivable for fund shares sold		1,864
Dividends receivable		4,838
Interest receivable		257
Distributions receivable from Fidelity Central Funds		322
Other receivables		611
Total assets		7,521,839
Liabilities
Payable for investments purchased	$80,254
Payable for fund shares redeemed	8,719
Accrued management fee	2,054
Other affiliated payables	931
Other payables and accrued expenses	628
Total liabilities		92,586
Net Assets		$7,429,253
Net Assets consist of:
Paid in capital		$5,296,402
Undistributed net investment income		62,206
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		365,427
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,705,218
Net Assets		$7,429,253
Dividend Growth:
Net Asset Value, offering price and redemption price per share ($5,952,120 ÷ 169,776 shares)		$35.06
Class K:
Net Asset Value, offering price and redemption price per share ($1,477,133 ÷ 42,155 shares)		$35.04

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended July 31, 2017
Investment Income
Dividends		$153,133
Interest		1,595
Income from Fidelity Central Funds		2,246
Total income		156,974
Expenses
Management fee
Basic fee	$40,552
Performance adjustment	(15,255)
Transfer agent fees	10,074
Accounting and security lending fees	1,183
Custodian fees and expenses	105
Independent trustees' fees and expenses	30
Registration fees	78
Audit	76
Legal	28
Miscellaneous	66
Total expenses before reductions	36,937
Expense reductions	(230)	36,707
Net investment income (loss)		120,267
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	505,024
Fidelity Central Funds	75
Foreign currency transactions	18
Total net realized gain (loss)		505,117
Change in net unrealized appreciation (depreciation) on:
Investment securities	287,912
Assets and liabilities in foreign currencies	48
Total change in net unrealized appreciation (depreciation)		287,960
Net gain (loss)		793,077
Net increase (decrease) in net assets resulting from operations		$913,344

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2017	Year ended July 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$120,267	$122,331
Net realized gain (loss)	505,117	(82,827)
Change in net unrealized appreciation (depreciation)	287,960	(61,637)
Net increase (decrease) in net assets resulting from operations	913,344	(22,133)
Distributions to shareholders from net investment income	(120,213)	(116,882)
Distributions to shareholders from net realized gain	–	(571,365)
Total distributions	(120,213)	(688,247)
Share transactions - net increase (decrease)	(903,170)	(166,713)
Total increase (decrease) in net assets	(110,039)	(877,093)
Net Assets
Beginning of period	7,539,292	8,416,385
End of period	$7,429,253	$7,539,292
Other Information
Undistributed net investment income end of period	$62,206	$64,469

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Dividend Growth Fund

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$31.51	$34.46	$37.27	$35.33	$28.61
Income from Investment Operations
Net investment income (loss)A	.53	.48	.49	.56	.40
Net realized and unrealized gain (loss)	3.53	(.61)B	2.71	4.98	7.12
Total from investment operations	4.06	(.13)	3.20	5.54	7.52
Distributions from net investment income	(.51)	(.47)	(.51)	(.37)	(.30)
Distributions from net realized gain	–	(2.36)	(5.49)	(3.23)	(.50)
Total distributions	(.51)	(2.82)C	(6.01)D	(3.60)	(.80)
Net asset value, end of period	$35.06	$31.51	$34.46	$37.27	$35.33
Total ReturnE	13.06%	.26%B	9.54%	17.30%	26.83%
Ratios to Average Net AssetsF,G
Expenses before reductions	.52%	.62%	.69%	.56%	.63%
Expenses net of fee waivers, if any	.52%	.61%	.68%	.56%	.63%
Expenses net of all reductions	.52%	.61%	.68%	.56%	.62%
Net investment income (loss)	1.60%	1.59%	1.43%	1.58%	1.26%
Supplemental Data
Net assets, end of period (in millions)	$5,952	$5,849	$6,474	$6,481	$6,633
Portfolio turnover rateH	43%	30%	64%	99%	69%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been .22%.

 C Total distributions of $2.82 per share is comprised of distributions from net investment income of $.465 and distributions from net realized gain of $2.358 per share.

 D Total distributions of $6.01 per share is comprised of distributions from net investment income of $.512 and distributions from net realized gain of $5.493 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Dividend Growth Fund Class K

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$31.50	$34.45	$37.27	$35.34	$28.62
Income from Investment Operations
Net investment income (loss)A	.56	.52	.53	.60	.45
Net realized and unrealized gain (loss)	3.53	(.61)B	2.70	4.97	7.12
Total from investment operations	4.09	(.09)	3.23	5.57	7.57
Distributions from net investment income	(.55)	(.50)	(.56)	(.42)	(.35)
Distributions from net realized gain	–	(2.36)	(5.49)	(3.23)	(.50)
Total distributions	(.55)	(2.86)	(6.05)	(3.64)C	(.85)
Net asset value, end of period	$35.04	$31.50	$34.45	$37.27	$35.34
Total ReturnD	13.16%	.39%B	9.65%	17.44%	27.04%
Ratios to Average Net AssetsE,F
Expenses before reductions	.41%	.50%	.57%	.44%	.48%
Expenses net of fee waivers, if any	.41%	.50%	.57%	.43%	.48%
Expenses net of all reductions	.41%	.49%	.57%	.43%	.47%
Net investment income (loss)	1.71%	1.71%	1.54%	1.70%	1.41%
Supplemental Data
Net assets, end of period (in millions)	$1,477	$1,691	$1,942	$2,057	$1,639
Portfolio turnover rateG	43%	30%	64%	99%	69%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been .35%.

 C Total distributions of $3.64 per share is comprised of distributions from net investment income of $.419 and distributions from net realized gain of $3.225 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2017
(Amounts in thousands except percentages)

1. Organization.

Fidelity Dividend Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Dividend Growth and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$1,839,810
Gross unrealized depreciation	(135,130)
Net unrealized appreciation (depreciation) on securities	$1,704,680
Tax Cost	$5,770,787

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$62,089
Undistributed long-term capital gain	$366,615
Net unrealized appreciation (depreciation) on securities and other investments	$1,704,701

The tax character of distributions paid was as follows:

	July 31, 2017	July 31, 2016
Ordinary Income	$120,213	$ 124,272
Long-term Capital Gains	–	563,975
Total	$120,213	$ 688,247

4. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $3,031,599 and $3,753,472, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Dividend Growth as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .34% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Dividend Growth, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Dividend Growth	$9,338.16
Class K	736.05
	$10,074

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $77 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $24 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $79 including $12 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $162 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $67.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2017	Year ended July 31, 2016
From net investment income
Dividend Growth	$92,313	$88,523
Class K	27,900	28,359
Total	$120,213	$116,882
From net realized gain
Dividend Growth	$–	$440,809
Class K	–	130,556
Total	$–	$571,365

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2017	Year ended July 31, 2016	Year ended July 31, 2017	Year ended July 31, 2016
Dividend Growth
Shares sold	6,358	8,324	$209,135	$252,613
Reinvestment of distributions	2,777	17,089	88,012	505,767
Shares redeemed	(24,948)	(27,683)	(819,066)	(840,281)
Net increase (decrease)	(15,813)	(2,270)	$(521,919)	$(81,901)
Class K
Shares sold	6,119	8,991	$201,106	$272,632
Reinvestment of distributions	882	5,375	27,900	158,915
Shares redeemed	(18,521)	(17,065)	(610,257)	(516,359)
Net increase (decrease)	(11,520)	(2,699)	$(381,251)	$(84,812)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Dividend Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Dividend Growth Fund (a fund of Fidelity Securities Fund) as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Dividend Growth Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
September 19, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 142 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2017 to July 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2017	Ending Account Value July 31, 2017	Expenses Paid During Period-B February 1, 2017 to July 31, 2017
Dividend Growth	.51%
Actual		$1,000.00	$1,078.10	$2.63
Hypothetical-C		$1,000.00	$1,022.27	$2.56
Class K	.40%
Actual		$1,000.00	$1,078.80	$2.06
Hypothetical-C		$1,000.00	$1,022.81	$2.01

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Dividend Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Dividend Growth Fund
Dividend Growth	09/18/2017	09/15/2017	$0.298	$1.770
Class K	09/18/2017	09/15/2017	$0.320	$1.770

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31,2017 $375,336,856, or, if subsequently determined to be different, the net capital gain of such year.

Dividend Growth and Class K designate 100% of the dividends distributed in September and December during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Dividend Growth and Class K designate 100% of the dividends distributed in September and December during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Dividend Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Dividend Growth Fund

The Board has discussed the fund's underperformance with FMR, including the fund's investment strategy, the portfolio management team, and broader trends in the market that may have impacted the fund's performance, and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance. The Board noted that there were portfolio management changes for the fund in January 2014 and April 2017.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Dividend Growth Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2016.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity® Series Real Estate Income Fund Fidelity® Series Real Estate Income Fund Class F Annual Report July 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544, or for Class F, call 1-800-835-5092, to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2017	Past 1 year	Past 5 years	Life of fundA
Fidelity® Series Real Estate Income Fund	5.65%	7.67%	9.15%
Class F	5.82%	7.83%	9.33%

 A From October 20, 2011

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Real Estate Income Fund, a class of the fund, on October 20, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$16,594	Fidelity® Series Real Estate Income Fund
$22,991	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  Commercial real estate continued to see gently rising rental income and occupancy rates, providing a mostly solid fundamental backdrop for the year ending July 31, 2017. Certain categories, however, have seen an increase in construction activity and new supply. These include coastal apartments, senior housing facilities and hotels in selected markets. The biggest difficulty for investors this period came in the retail real estate sector, which was weighed down by worries about the health of the retail sector. In part because of the very poor performance turned in by retail real estate investment trusts (REITs), REIT common stocks declined modestly, with the FTSE® NAREIT® All REITs Index returning -1.23% for the 12-month time frame. Meanwhile, real estate preferred stocks, as measured by the MSCI REIT Preferred Index, gained 4.46%. Real estate bonds, as tracked by The BofA Merrill Lynch℠ US Real Estate Index – a market-capitalization-weighted measure of investment-grade corporate debt in the domestic real estate sector – rose 1.63%. Real estate preferred stocks and bonds were both hampered by their sensitivity to rising interest rates, although credit-spread tightening proved a counterbalancing positive. In comparison, the S&P 500® index, a measure of the broad U.S. stock market, gained 16.04%.

Comments from Portfolio Manager Mark Snyderman:  For the fiscal year, the fund’s share classes gained roughly 6%, well ahead of the 2.50% advance of the Fidelity Series Real Estate Income Composite Index℠ – a 40/40/20 blend of the MSCI REIT index, the BofA Merrill Lynch index and the FTSE NAREIT index – while trailing the broad-market S&P 500® by a wide margin. In each of the categories I regularly invest in, the fund’s holdings outperformed a comparable index for each security type. For example, the fund’s REIT common stocks gained about 6%, handily topping the FTSE NAREIT index. My focus on investments with a high level of income and the ability to grow cash flow over time has led to an eclectic mix of real estate stocks, and these specialized holdings tended to outperform their larger, more-traditional REIT counterparts in sectors such as retail or offices. The fund’s preferred real estate stocks gained roughly 7%, outpacing the MSCI REIT index, due largely to my focus on preferreds with a higher coupon and low sensitivity to interest rates, which proved helpful as rates rose. Meanwhile, our investment-grade bond holdings were up about 5%, while high-yield real estate bonds and commercial mortgage-backed securities (CMBS) in the fund added about 9% and 6%, surpassing the BofA Merrill Lynch index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Equity Lifestyle Properties, Inc.	1.6	1.7
Acadia Realty Trust (SBI)	1.5	1.7
Ventas, Inc.	1.1	1.0
MFA Financial, Inc.	1.0	1.3
Apartment Investment & Management Co. Class A	1.0	0.9
	6.2

Top 5 Bonds as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Senior Housing Properties Trust 4.75% 5/1/24	1.4	1.2
RWT Holdings, Inc. 5.625% 11/15/19	1.3	1.3
American Realty Capital Properties, Inc. 3.75% 12/15/20	1.1	1.1
IAS Operating Partnership LP 5% 3/15/18	1.0	1.0
RAIT Financial Trust 4% 10/1/33	0.9	0.9
	5.7

Top Five REIT Sectors as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Mortgage	17.8	14.8
REITs - Health Care	6.7	6.2
REITs - Diversified	6.4	6.1
REITs - Apartments	5.5	4.5
REITs - Office Property	3.5	4.5

Asset Allocation (% of fund's net assets)

As of July 31, 2017 *
Common Stocks	15.8%
Preferred Stocks	22.6%
Bonds	44.8%
Convertible Securities	8.9%
Other Investments	5.2%
Short-Term Investments and Net Other Assets (Liabilities)	2.7%

 * Foreign investments - 1.1%

As of January 31, 2017 *
Common Stocks	15.2%
Preferred Stocks	21.5%
Bonds	45.4%
Convertible Securities	7.6%
Other Investments	4.9%
Short-Term Investments and Net Other Assets (Liabilities)	5.4%

 * Foreign investments - 1.2%

Investments July 31, 2017

Showing Percentage of Net Assets

Common Stocks - 15.8%
	Shares	Value
CONSUMER DISCRETIONARY - 0.3%
Hotels, Restaurants & Leisure - 0.3%
Wyndham Worldwide Corp.	24,800	$2,588,376
FINANCIALS - 2.4%
Capital Markets - 0.2%
Ellington Financial LLC	112,900	1,817,690
Mortgage Real Estate Investment Trusts - 2.2%
AG Mortgage Investment Trust, Inc.	3,500	64,435
Anworth Mortgage Asset Corp.	190,500	1,146,810
Arbor Realty Trust, Inc.	169,900	1,401,675
Chimera Investment Corp.	81,200	1,528,184
Dynex Capital, Inc.	129,500	894,845
Five Oaks Investment Corp.	18,108	89,272
Great Ajax Corp.	138,526	1,928,282
Invesco Mortgage Capital, Inc.	146,100	2,429,643
MFA Financial, Inc.	1,097,400	9,316,926
New Residential Investment Corp.	74,800	1,271,600
		20,071,672

TOTAL FINANCIALS		21,889,362

HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
Chartwell Retirement Residence (a)	14,700	180,515
REAL ESTATE - 13.1%
Equity Real Estate Investment Trusts (REITs) - 13.1%
Acadia Realty Trust (SBI)	454,800	13,525,752
Altisource Residential Corp. Class B	18,400	239,384
American Homes 4 Rent Class A	83,800	1,928,238
American Tower Corp.	18,100	2,467,573
Apartment Investment & Management Co. Class A	197,500	8,996,125
AvalonBay Communities, Inc.	14,300	2,750,605
CBL & Associates Properties, Inc.	93,700	823,623
Cedar Realty Trust, Inc.	52,600	272,468
Colony NorthStar, Inc.	586,699	8,589,273
Community Healthcare Trust, Inc.	40,400	1,024,948
DDR Corp.	131,700	1,342,023
Douglas Emmett, Inc.	21,300	814,938
Equinix, Inc.	5,800	2,614,234
Equity Lifestyle Properties, Inc.	165,500	14,448,135
Extra Space Storage, Inc.	64,100	5,095,950
First Potomac Realty Trust	51,400	572,082
Gramercy Property Trust	34,300	1,036,546
Healthcare Realty Trust, Inc.	26,100	869,130
Healthcare Trust of America, Inc.	85,250	2,607,798
Lexington Corporate Properties Trust	400,500	4,077,090
Mid-America Apartment Communities, Inc.	49,714	5,146,890
Monmouth Real Estate Investment Corp. Class A	21,500	331,315
Monogram Residential Trust, Inc.	188,300	2,252,068
National Retail Properties, Inc.	16,400	655,672
Omega Healthcare Investors, Inc. (b)	30,500	963,495
Outfront Media, Inc.	3,700	84,619
Potlatch Corp.	5,200	248,820
Public Storage	10,400	2,137,928
Sabra Health Care REIT, Inc.	99,900	2,317,680
Safety Income and Growth, Inc.	46,000	855,600
Select Income REIT	28,600	671,242
Senior Housing Properties Trust (SBI)	296,100	5,759,145
Store Capital Corp.	168,300	3,936,537
Terreno Realty Corp.	88,061	3,048,672
Ventas, Inc.	146,228	9,848,456
VEREIT, Inc.	291,700	2,424,027
WP Carey, Inc.	30,300	2,075,853
WP Glimcher, Inc.	76,700	691,834
		117,545,768
TOTAL COMMON STOCKS
(Cost $104,833,177)		142,204,021

Preferred Stocks - 24.2%
Convertible Preferred Stocks - 1.6%
FINANCIALS - 0.5%
Mortgage Real Estate Investment Trusts - 0.5%
Great Ajax Corp. 7.25%	190,000	4,797,500
REAL ESTATE - 1.1%
Equity Real Estate Investment Trusts (REITs) - 1.1%
Alexandria Real Estate Equities, Inc. Series D, 7.00%	8,241	304,917
Ashford Hospitality Prime, Inc. 5.50%	17,193	347,352
Crown Castle International Corp. Series A 6.875% (c)	1,800	1,914,120
FelCor Lodging Trust, Inc. Series A, 1.95%	38,600	1,039,185
Lexington Corporate Properties Trust Series C, 6.50%	70,019	3,542,527
Wheeler REIT, Inc. 8.75%	95,000	2,242,950
		9,391,051

TOTAL CONVERTIBLE PREFERRED STOCKS		14,188,551

Nonconvertible Preferred Stocks - 22.6%
FINANCIALS - 8.8%
Capital Markets - 0.1%
Arlington Asset Investment Corp. 6.625%	31,528	773,382
Mortgage Real Estate Investment Trusts - 8.7%
AG Mortgage Investment Trust, Inc.:
8.00%	137,584	3,468,493
8.25%	1,300	33,085
Agnc Investment Corp.:
8.00%	120,000	3,043,200
Series B, 7.75%	29,100	756,309
American Capital Mortgage Investment Corp. Series A, 8.125%	33,100	856,297
Annaly Capital Management, Inc.:
Series A, 7.875%	150,300	3,796,578
Series C, 7.625%	25,139	642,301
Series D, 7.50%	83,513	2,142,108
Series E, 7.625%	118,588	3,028,738
Series F 6.95% (c)	193,400	4,805,990
Anworth Mortgage Asset Corp. Series A, 8.625%	157,781	4,250,620
Apollo Commercial Real Estate Finance, Inc.:
Series A, 8.625%	61,725	1,548,680
Series C, 8.00%	89,058	2,272,760
Arbor Realty Trust, Inc.:
7.375%	23,900	600,129
Series A, 8.25%	41,922	1,067,753
Series B, 7.75%	40,000	1,017,200
Series C, 8.50%	15,000	396,600
Armour Residential REIT, Inc. Series B, 7.875%	25,701	645,609
Capstead Mortgage Corp. Series E, 7.50%	37,016	939,466
Chimera Investment Corp.:
Series A, 8.00%	36,000	923,400
Series B, 8.00%	279,158	7,244,150
CYS Investments, Inc.:
Series A, 7.75%	10,314	258,675
Series B, 7.50%	113,333	2,810,658
Dynex Capital, Inc.:
Series A, 8.50%	96,313	2,460,797
Series B, 7.625%	47,335	1,165,388
Five Oaks Investment Corp. Series A, 8.75%	46,500	1,191,795
Invesco Mortgage Capital, Inc.:
Series A, 7.75%	30,151	754,378
Series B, 7.75%	188,998	4,772,200
MFA Financial, Inc.:
8.00%	108,747	2,801,323
Series B, 7.50%	188,749	4,809,325
New York Mortgage Trust, Inc.:
Series B, 7.75%	78,802	1,964,534
Series C, 7.875%	117,633	2,914,946
PennyMac Mortgage Investment Trust:
8.125%	59,000	1,503,910
Series B 8.00% (c)	94,500	2,367,225
Resource Capital Corp.:
8.25%	12,317	301,767
8.625%	2,011	51,260
Two Harbors Investment Corp.:
Series A, 8.125%	104,500	2,772,385
Series B 7.625% (c)	58,900	1,492,526
Wells Fargo Real Estate Investment Corp. Series A, 6.375%	23,000	610,190
		78,482,748
TOTAL FINANCIALS		79,256,130
REAL ESTATE - 13.7%
Equity Real Estate Investment Trusts (REITs) - 13.5%
American Homes 4 Rent:
5.875%	44,883	1,151,249
Series A, 5.00%	239,119	6,826,847
Series B, 5.00%	135,263	3,854,996
Series C, 5.50%	141,510	3,990,582
Series D, 6.50%	40,000	1,074,200
Series E, 6.35%	40,000	1,060,000
Series G 5.875%	34,800	875,220
Ashford Hospitality Trust, Inc.:
Series D, 8.45%	51,709	1,319,614
Series F, 7.375%	52,000	1,300,000
Series G, 7.375%	20,000	500,000
Bluerock Residential Growth (REIT), Inc.:
Series A, 8.25%	102,400	2,713,600
Series C, 7.625%	27,200	720,800
Series D, 7.125%	24,000	618,000
CBL & Associates Properties, Inc.:
Series D, 7.375%	66,029	1,585,356
Series E, 6.625%	28,126	676,712
Cedar Realty Trust, Inc. Series B, 7.25%	124,518	3,167,613
City Office REIT, Inc. Series A, 6.625%	25,500	659,175
Colony NorthStar, Inc.:
Series B, 8.25%	96,380	2,469,256
Series C, 8.875%	115,595	2,990,443
Series D, 8.50%	52,135	1,363,330
Series E, 8.75%	93,516	2,543,635
Series G, 7.50%	6,800	177,004
Series H, 7.125%	122,545	3,137,152
Series I 7.15%	118,700	3,043,468
CoreSite Realty Corp. Series A, 7.25%	42,600	1,092,264
DDR Corp.:
Series J, 6.50%	70,181	1,781,896
Series K, 6.25%	25,489	648,950
Digital Realty Trust, Inc.:
Series G, 5.875%	28,270	726,539
Series H, 7.375%	10,000	271,000
DuPont Fabros Technology, Inc. Series C, 6.625%	16,000	451,200
Equity Lifestyle Properties, Inc. Series C, 6.75%	182,313	4,612,519
General Growth Properties, Inc. Series A, 6.375%	34,690	887,717
Gladstone Commercial Corp. Series D, 7.00%	101,200	2,607,924
Gladstone Land Corp. Series A, 6.375%	11,000	285,890
Government Properties Income Trust 5.875%	37,500	974,250
Hersha Hospitality Trust Series D, 6.50%	40,000	1,016,000
Investors Real Estate Trust Series B, 7.95%	33,428	844,057
iStar Financial, Inc.:
Series D, 8.00%	25,742	652,817
Series E, 7.875%	75,735	1,921,397
Series F, 7.80%	137,664	3,498,042
Series G, 7.65%	84,000	2,119,320
Kilroy Realty Corp. Series H, 6.375%	31,704	792,283
LaSalle Hotel Properties:
Series I, 6.375%	47,339	1,194,836
Series J, 6.30%	40,000	1,003,600
Monmouth Real Estate Investment Corp. Series C, 6.125%	40,400	1,024,544
National Retail Properties, Inc. Series E, 5.70%	46,124	1,181,697
Pebblebrook Hotel Trust:
Series C, 6.50%	71,130	1,799,589
Series D, 6.375%	50,000	1,273,000
Pennsylvania (REIT):
Series B, 7.375%	55,408	1,411,796
Series C, 7.20%	9,000	241,200
Prologis, Inc. Series Q, 8.54%	15,800	1,185,000
PS Business Parks, Inc.:
Series T, 6.00%	26,000	657,020
Series U, 5.75%	102,483	2,588,721
Public Storage:
Series F 5.15%	28,000	705,880
Series G 5.125% (c)	7,100	175,725
Series Y, 6.375%	19,826	547,594
RAIT Financial Trust:
7.125%	82,863	2,067,432
7.625%	46,080	1,101,312
Regency Centers Corp. Series 7, 6.00%	32,000	806,080
Retail Properties America, Inc. Series A, 7.00%	83,617	2,117,182
Rexford Industrial Realty, Inc. Series A, 5.875%	25,000	642,750
Sabra Health Care REIT, Inc. Series A, 7.125%	99,665	2,585,310
Saul Centers, Inc. Series C, 6.875%	69,596	1,775,394
Sotherly Hotels, Inc. Series B, 8.00%	12,000	312,600
Stag Industrial, Inc.:
Series B, 6.625%	10,000	257,500
Series C, 6.875%	17,000	455,430
Summit Hotel Properties, Inc. Series D, 6.45%	40,000	1,036,400
Sun Communities, Inc. Series A, 7.125%	59,000	1,502,140
Sunstone Hotel Investors, Inc.:
Series E, 6.95%	8,000	213,600
Series F, 6.45%	16,000	412,160
Taubman Centers, Inc. Series K, 6.25%	19,561	498,806
UMH Properties, Inc.:
Series A, 8.25%	97,931	2,487,447
Series B, 8.00%	150,700	4,159,320
Series C 6.75% (c)	58,520	1,478,800
Urstadt Biddle Properties, Inc.:
Series F, 7.125%	30,000	760,500
Series G, 6.75%	33,500	869,325
VEREIT, Inc. Series F, 6.70%	259,383	6,839,930
WP Glimcher, Inc.:
Series H, 7.50%	53,575	1,360,805
Series I, 6.875%	10,483	266,688
		121,999,430
Real Estate Management & Development - 0.2%
Kennedy-Wilson, Inc. 7.75%	55,054	1,420,393
Landmark Infrastructure Partners LP Series B, 7.90%	14,400	363,744
		1,784,137
TOTAL REAL ESTATE		123,783,567
UTILITIES - 0.1%
Electric Utilities - 0.1%
Brookfield Infrastructure Partners LP Series 5, 5.35%	30,700	636,531

TOTAL NONCONVERTIBLE PREFERRED STOCKS		203,676,228

TOTAL PREFERRED STOCKS
(Cost $206,663,738)		217,864,779
	Principal Amount	Value

Corporate Bonds - 26.3%
Convertible Bonds - 7.3%
FINANCIALS - 5.2%
Mortgage Real Estate Investment Trusts - 5.2%
Blackstone Mortgage Trust, Inc. 4.375% 5/5/22	2,650,000	2,706,313
Colony Financial, Inc.:
3.875% 1/15/21	3,220,000	3,298,488
5% 4/15/23	3,395,000	3,588,091
IAS Operating Partnership LP 5% 3/15/18 (a)	8,460,000	8,555,175
PennyMac Corp. 5.375% 5/1/20	6,884,000	6,849,580
Redwood Trust, Inc. 4.625% 4/15/18	2,200,000	2,224,750
Resource Capital Corp.:
6% 12/1/18	1,570,000	1,586,681
8% 1/15/20	2,150,000	2,219,338
RWT Holdings, Inc. 5.625% 11/15/19	11,250,000	11,798,438
Starwood Property Trust, Inc. 4.375% 4/1/23	2,680,000	2,715,175
Two Harbors Investment Corp. 6.25% 1/15/22	780,000	824,363
		46,366,392
REAL ESTATE - 2.1%
Equity Real Estate Investment Trusts (REITs) - 2.0%
American Realty Capital Properties, Inc. 3.75% 12/15/20	10,060,000	10,386,950
RAIT Financial Trust 4% 10/1/33	8,550,000	7,983,563
		18,370,513
Real Estate Management & Development - 0.1%
Consolidated-Tomoka Land Co. 4.5% 3/15/20	650,000	665,031
TOTAL REAL ESTATE		19,035,544

TOTAL CONVERTIBLE BONDS		65,401,936

Nonconvertible Bonds - 19.0%
CONSUMER DISCRETIONARY - 5.0%
Hotels, Restaurants & Leisure - 1.0%
ESH Hospitality, Inc. 5.25% 5/1/25 (a)	3,460,000	3,615,700
FelCor Lodging LP 6% 6/1/25	1,380,000	1,483,500
Hilton Escrow Issuer LLC 4.25% 9/1/24 (a)	460,000	464,600
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc. 6.125% 12/1/24 (a)	460,000	503,125
Times Square Hotel Trust 8.528% 8/1/26 (a)	2,181,679	2,594,745
		8,661,670
Household Durables - 3.9%
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co.:
6.75% 8/1/25 (a)(d)	1,435,000	1,449,350
6.875% 2/15/21 (a)	3,480,000	3,584,400
Beazer Homes U.S.A., Inc.:
6.75% 3/15/25	1,035,000	1,090,631
7.25% 2/1/23 (e)	55,000	57,613
8.75% 3/15/22	1,330,000	1,484,373
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 6.125% 7/1/22 (a)	1,060,000	1,107,700
Brookfield Residential Properties, Inc.:
6.375% 5/15/25 (a)	2,000,000	2,110,000
6.5% 12/15/20 (a)	2,425,000	2,509,875
CalAtlantic Group, Inc. 5.875% 11/15/24	630,000	684,338
D.R. Horton, Inc.:
4.375% 9/15/22	825,000	879,211
5.75% 8/15/23	490,000	558,625
KB Home:
8% 3/15/20	2,395,000	2,685,394
9.1% 9/15/17	738,000	743,535
Lennar Corp.:
4.125% 12/1/18 (e)	1,220,000	1,246,688
4.5% 6/15/19	400,000	413,420
4.5% 4/30/24	590,000	613,600
M/I Homes, Inc.:
5.625% 8/1/25 (a)	490,000	490,000
6.75% 1/15/21	735,000	769,913
Meritage Homes Corp.:
5.125% 6/6/27 (a)	885,000	897,169
6% 6/1/25	2,085,000	2,249,194
7% 4/1/22	2,005,000	2,275,675
7.15% 4/15/20	1,940,000	2,143,700
New Home Co. LLC 7.25% 4/1/22 (a)	1,640,000	1,697,400
Ryland Group, Inc. 6.625% 5/1/20	445,000	491,725
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.875% 4/15/23 (a)	760,000	809,400
TRI Pointe Homes, Inc. 5.25% 6/1/27	875,000	881,020
William Lyon Homes, Inc.:
5.875% 1/31/25	455,000	470,516
7% 8/15/22	1,245,000	1,288,575
		35,683,040
Media - 0.0%
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp. 5.625% 2/15/24	240,000	250,500
Multiline Retail - 0.1%
JC Penney Corp., Inc. 5.875% 7/1/23 (a)	590,000	597,375
TOTAL CONSUMER DISCRETIONARY		45,192,585
CONSUMER STAPLES - 0.5%
Food & Staples Retailing - 0.5%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
5.75% 3/15/25 (a)	2,385,000	2,134,575
6.625% 6/15/24 (a)	915,000	860,100
C&S Group Enterprises LLC 5.375% 7/15/22 (a)	1,140,000	1,120,050
Cumberland Farms, Inc. 6.75% 5/1/25 (a)	365,000	389,638
		4,504,363
FINANCIALS - 0.9%
Diversified Financial Services - 0.8%
Brixmor Operating Partnership LP 3.85% 2/1/25	1,659,000	1,639,001
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.875% 2/1/22	820,000	842,919
6% 8/1/20	3,810,000	3,914,775
Uniti Group, Inc./Uniti Fiber 7.125% 12/15/24 (a)	1,035,000	1,014,300
		7,410,995
Thrifts & Mortgage Finance - 0.1%
Ocwen Loan Servicing LLC 8.375% 11/15/22 (a)	690,000	669,300
TOTAL FINANCIALS		8,080,295
HEALTH CARE - 1.1%
Health Care Providers & Services - 1.1%
QCP SNF West (REIT) LLC 8.125% 11/1/23 (a)	1,255,000	1,286,375
Sabra Health Care LP/Sabra Capital Corp.:
5.375% 6/1/23	4,040,000	4,181,400
5.5% 2/1/21	4,450,000	4,620,235
		10,088,010
INDUSTRIALS - 0.1%
Building Products - 0.1%
Shea Homes Ltd. Partnership/Corp. 6.125% 4/1/25 (a)	650,000	671,125
INFORMATION TECHNOLOGY - 0.0%
Internet Software & Services - 0.0%
CyrusOne LP/CyrusOne Finance Corp. 5% 3/15/24 (a)	250,000	260,000
REAL ESTATE - 11.4%
Equity Real Estate Investment Trusts (REITs) - 9.2%
American Campus Communities Operating Partnership LP 4.125% 7/1/24	1,000,000	1,048,416
ARC Properties Operating Partnership LP 4.6% 2/6/24	1,640,000	1,721,113
Care Capital Properties LP 5.125% 8/15/26	2,724,000	2,778,483
CBL & Associates LP:
4.6% 10/15/24	5,401,000	5,034,985
5.25% 12/1/23	3,500,000	3,451,697
5.95% 12/15/26	1,000,000	1,002,546
Crown Castle International Corp. 5.25% 1/15/23	1,500,000	1,675,488
CTR Partnership LP/CareTrust Capital Corp. 5.25% 6/1/25	890,000	913,363
CubeSmart LP 4.8% 7/15/22	1,000,000	1,080,212
DCT Industrial Operating Partnership LP 4.5% 10/15/23	2,000,000	2,119,098
DDR Corp.:
3.625% 2/1/25	148,000	141,759
4.625% 7/15/22	370,000	388,720
DuPont Fabros Technology LP 5.875% 9/15/21	2,000,000	2,072,750
Equinix, Inc. 5.375% 5/15/27	1,175,000	1,270,469
HCP, Inc.:
4% 6/1/25	2,000,000	2,074,344
4.25% 11/15/23	1,185,000	1,258,013
Health Care REIT, Inc.:
4% 6/1/25	1,010,000	1,058,113
4.125% 4/1/19	1,000,000	1,031,581
Healthcare Realty Trust, Inc. 3.75% 4/15/23	967,000	986,665
Highwoods/Forsyth LP 3.625% 1/15/23	393,000	400,309
Hospitality Properties Trust:
5% 8/15/22	823,000	885,407
6.7% 1/15/18	811,000	813,936
iStar Financial, Inc.:
4% 11/1/17	5,595,000	5,601,994
5% 7/1/19	4,235,000	4,290,584
6% 4/1/22	1,490,000	1,542,150
7.125% 2/15/18	1,010,000	1,035,250
Lexington Corporate Properties Trust:
4.25% 6/15/23	2,500,000	2,513,563
4.4% 6/15/24	385,000	388,537
MPT Operating Partnership LP/MPT Finance Corp.:
5.25% 8/1/26	795,000	830,775
6.375% 2/15/22	1,685,000	1,739,763
6.375% 3/1/24	790,000	861,100
Omega Healthcare Investors, Inc.:
4.375% 8/1/23	579,000	599,761
4.5% 4/1/27	455,000	457,062
4.75% 1/15/28	1,479,000	1,489,387
4.95% 4/1/24	627,000	656,616
Potlatch Corp. 7.5% 11/1/19	811,000	888,045
Reckson Operating Partnership LP/SL Green Realty Corp./SL Green Operating Partnership LP 7.75% 3/15/20	811,000	910,403
Select Income REIT:
4.15% 2/1/22	1,288,000	1,303,795
4.25% 5/15/24	890,000	885,805
4.5% 2/1/25	3,457,000	3,480,677
Senior Housing Properties Trust:
3.25% 5/1/19	500,000	506,573
4.75% 5/1/24	11,978,000	12,443,010
6.75% 4/15/20	576,000	624,871
6.75% 12/15/21	2,000,000	2,241,608
VEREIT Operating Partnership LP 4.875% 6/1/26	2,055,000	2,196,341
Vornado Realty LP 2.5% 6/30/19	629,000	634,740
WP Carey, Inc.:
4% 2/1/25	344,000	345,748
4.25% 10/1/26	905,000	921,180
4.6% 4/1/24	645,000	674,887
		83,271,692
Real Estate Management & Development - 2.2%
CBRE Group, Inc.:
5% 3/15/23	1,225,000	1,276,919
5.25% 3/15/25	625,000	687,525
Host Hotels & Resorts LP 6% 10/1/21	485,000	541,568
Howard Hughes Corp. 5.375% 3/15/25 (a)	2,930,000	3,043,538
Hunt Companies, Inc. 9.625% 3/1/21 (a)	1,540,000	1,624,700
Kennedy-Wilson, Inc. 5.875% 4/1/24	5,500,000	5,651,250
Mattamy Group Corp. 6.875% 12/15/23 (a)	1,985,000	2,019,738
Mid-America Apartments LP:
3.75% 6/15/24	337,000	346,772
4.3% 10/15/23	740,000	786,653
Realogy Group LLC/Realogy Co.-Issuer Corp.:
4.875% 6/1/23 (a)	635,000	641,350
5.25% 12/1/21 (a)	1,610,000	1,686,475
Regency Centers LP 3.6% 2/1/27	442,000	440,878
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.625% 3/1/24 (a)	495,000	524,700
		19,272,066
TOTAL REAL ESTATE		102,543,758

TOTAL NONCONVERTIBLE BONDS		171,340,136

TOTAL CORPORATE BONDS
(Cost $226,622,368)		236,742,072

Asset-Backed Securities - 2.4%
American Homes 4 Rent:
Series 2014-SFR3 Class E, 6.418% 12/17/36 (a)	1,740,000	1,972,872
Series 2015-SFR1 Class E, 5.639% 4/17/52 (a)	1,354,586	1,472,111
Series 2015-SFR2:
Class E, 6.07% 10/17/45 (a)	1,624,000	1,817,100
Class XS, 0% 10/17/45 (a)(e)(f)	948,891	9
Colony American Homes Series 2014-2A Class F, 4.566% 7/17/31 (a)(e)	888,392	891,625
Colony Starwood Homes Series 2016-2A Class F, 5.14% 12/17/33 (a)(e)	1,500,000	1,526,626
Conseco Finance Securitizations Corp.:
Series 2002-1 Class M2, 9.546% 12/1/33	1,216,000	1,323,091
Series 2002-2 Class M2, 9.163% 3/1/33	1,912,197	1,759,828
Deutsche Financial Capital Securitization LLC Series 1997-I Class M, 7.275% 9/15/27	546,132	562,320
Home Partners of America Trust Series 2016-2 Class F, 5.8717% 10/17/33 (a)(e)	607,000	625,434
Invitation Homes Trust:
Series 2014-SFR3:
Class E, 5.7094% 12/17/31 (a)(e)	165,279	166,303
Class F, 6.2094% 12/17/31 (a)(e)	83,621	84,006
Series 2015-SFR2 Class E, 4.1508% 6/17/32 (a)(e)	450,000	454,861
Series 2015-SFR3 Class F, 5.7508% 8/17/32 (a)(e)	2,000,000	2,043,737
Lehman ABS Manufactured Housing Contract Trust Series 2001-B Class M2, 7.17% 4/15/40	2,838,078	1,970,665
Progress Residential Trust:
Series 2015-SFR3 Class F, 6.643% 11/12/32 (a)	588,000	618,007
Series 2016-SFR1 Class F, 6.2094% 9/17/33 (a)(e)	1,541,000	1,592,536
Series 2017-SFR1 Class F, 6.511% 8/17/34 (a)	526,000	527,130
Residential Asset Securities Corp. Series 2003-KS10 Class MI3, 6.41% 12/25/33	211,372	141,410
Tricon American Homes Trust Series 2016-SFR1 Class F, 5.769% 11/17/33 (a)	456,000	467,648
VB-S1 Issuer LLC Series 2016-1A Class F, 6.901% 6/15/46 (a)	1,453,000	1,502,143
TOTAL ASSET-BACKED SECURITIES
(Cost $20,137,285)		21,519,462

Collateralized Mortgage Obligations - 0.4%
Private Sponsor - 0.4%
FREMF Mortgage Trust:
Series 2010-K6 Class B, 5.542% 12/25/46 (a)(e)	811,000	867,578
Series 2010-K7 Class B, 5.6853% 4/25/20 (a)(e)	2,605,000	2,808,444
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $3,335,709)		3,676,022

Commercial Mortgage Securities - 23.0%
Aventura Mall Trust Series 2013-AVM Class E, 3.8674% 12/5/32 (a)(e)	2,000,000	2,046,448
BANK Series 2017-BNK4 Class D, 3.357% 5/15/50 (a)	588,000	481,065
Barclays Commercial Mortgage Securities LLC Series 2015-STP:
Class E, 4.4272% 9/10/28 (a)(e)	1,626,000	1,564,583
Class F, 4.4272% 9/10/28 (a)(e)	800,000	733,787
CCRESG Commercial Mortgage Trust Series 2016-HEAT:
Class E, 5.6712% 4/10/29 (a)(e)	806,000	789,998
Class F, 5.6712% 4/10/29 (a)(e)	1,890,000	1,819,737
CD Mortgage Trust Series 2017-CD3 Class D, 3.25% 2/10/50 (a)	609,000	509,550
CGBAM Commercial Mortgage Trust Series 2015-SMRT:
Class E, 3.9121% 4/10/28 (a)(e)	561,000	564,431
Class F, 3.9121% 4/10/28 (a)(e)	1,882,000	1,857,172
CGMS Commercial Mortgage Trust Series 2017-MDRB Class E, 5.0715% 7/15/22 (a)(e)	1,154,000	1,147,453
Chase Commercial Mortgage Securities Corp. Series 1998-1 Class H, 6.34% 5/18/30 (a)	1,384,011	1,400,700
Citigroup Commercial Mortgage Trust:
Series 2013-GC15 Class D, 5.2698% 9/10/46 (a)(e)	2,496,000	2,412,792
Series 2015-SHP2 Class E, 5.509% 7/15/27 (a)(e)	567,000	570,500
Series 2016-C3 Class D, 3% 11/15/49 (a)	2,911,000	2,136,955
Series 2016-SMPL Class E, 4.509% 9/10/31 (a)	299,000	302,279
COMM Mortgage Trust:
sequential payer Series 2013-LC6 Class E, 3.5% 1/10/46 (a)	2,000,000	1,477,386
Series 2012-CR1:
Class C, 5.4973% 5/15/45 (e)	3,000,000	3,177,732
Class D, 5.4973% 5/15/45 (a)(e)	1,917,000	1,880,628
Class G, 2.462% 5/15/45 (a)	399,000	235,192
Series 2012-LC4:
Class C, 5.7628% 12/10/44 (e)	780,000	837,242
Class D, 5.7628% 12/10/44 (a)(e)	3,532,000	3,444,741
Series 2013-CCRE6 Class E, 4.3087% 3/10/46 (a)(e)	147,000	110,101
Series 2013-CR10 Class D, 4.9481% 8/10/46 (a)(e)	1,756,000	1,528,704
Series 2013-CR12 Class D, 5.2517% 10/10/46 (a)(e)	2,900,000	2,403,961
Series 2013-CR6 Class F, 4.3087% 3/10/46 (a)(e)	1,459,000	951,399
Series 2013-CR9 Class D, 4.3969% 7/10/45 (a)(e)	790,000	667,395
Series 2013-LC6 Class D, 4.4257% 1/10/46 (a)(e)	2,613,000	2,392,980
Series 2014-UBS2 Class D, 5.0147% 3/10/47 (a)(e)	537,000	462,394
Series 2016-CD1 Class D, 2.9058% 8/10/49 (a)(e)	2,104,000	1,612,614
Series 2017-CD4 Class D, 3.3% 5/10/50 (a)	450,000	371,010
COMM Mortgage Trust pass-thru certificates Series 2005-LP5 Class F, 4.7625% 5/10/43 (a)(e)	2,000,000	2,002,217
Commercial Mortgage Trust pass-thru certificates Series 2012-CR2 Class D, 5.0019% 8/15/45 (a)(e)	500,000	500,131
Core Industrial Trust:
Series 2015-TEXW Class F, 3.977% 2/10/34 (a)(e)	2,067,000	1,998,507
Series 2015-WEST Class F, 4.3677% 2/10/37 (a)(e)	2,496,000	2,365,844
CSAIL Commercial Mortgage Trust Series 2017-C8 Class D, 4.47% 6/15/50 (a)	752,000	682,631
CSMC Trust:
floater Series 2015-DEAL:
Class E, 5.226% 4/15/29 (a)(e)	2,000,000	2,011,264
Class F, 5.976% 4/15/29 (a)(e)	3,697,000	3,712,400
Series 2016-MFF Class F, 8.4089% 11/15/33 (a)(e)	2,700,000	2,723,993
DBCCRE Mortgage Trust Series 2014-ARCP Class E, 5.099% 1/10/34 (a)(e)	2,047,000	1,866,302
DBUBS Mortgage Trust:
Series 2011-LC1A:
Class E, 5.8707% 11/10/46 (a)(e)	2,745,000	2,904,263
Class G, 4.652% 11/10/46 (a)	2,640,000	2,331,864
Series 2011-LC3A Class D, 5.5103% 8/10/44 (a)(e)	728,000	755,074
Freddie Mac pass-thru certificates:
Series K011 Class X3, 2.6639% 12/25/43 (e)(f)	4,947,000	399,028
Series K012 Class X3, 2.3287% 1/25/41 (e)(f)	2,799,981	201,434
Series K013 Class X3, 2.9089% 1/25/43 (e)(f)	4,806,000	442,132
GAHR Commercial Mortgage Trust Series 2015-NRF:
Class DFX, 3.4949% 12/15/34 (a)(e)	300,000	304,423
Class EFX, 3.4949% 12/15/34 (a)(e)	2,947,000	2,953,605
Class FFX, 3.4949% 12/15/34 (a)(e)	2,608,000	2,582,316
Class GFX, 3.4949% 12/15/34 (a)(e)	752,000	724,874
GMAC Commercial Mortgage Securities, Inc. Series 1997-C2 Class G, 6.75% 4/15/29 (e)	145,442	146,537
GP Portfolio Trust Series 2014-GPP Class E, 5.2589% 2/15/27 (a)(e)	1,615,000	1,576,829
GS Mortgage Securities Trust:
Series 2010-C2 Class D, 5.3561% 12/10/43 (a)(e)	2,000,000	2,054,618
Series 2011-GC5:
Class D, 5.5656% 8/10/44 (a)(e)	2,075,000	1,991,296
Class E, 5.5656% 8/10/44 (a)(e)	756,000	606,940
Series 2012-GC6:
Class C, 5.8407% 1/10/45 (a)(e)	2,400,000	2,591,504
Class D, 5.8407% 1/10/45 (a)(e)	1,816,000	1,743,053
Class E, 5% 1/10/45 (a)(e)	831,000	711,603
Series 2012-GCJ7:
Class C, 5.8971% 5/10/45 (e)	3,500,000	3,707,697
Class D, 5.8971% 5/10/45 (a)(e)	3,425,000	3,350,438
Class E, 5% 5/10/45 (a)	1,760,000	1,418,344
Series 2012-GCJ9 Class D, 4.9991% 11/10/45 (a)(e)	1,339,000	1,273,771
Series 2013-GC14 Class D, 4.9225% 8/10/46 (a)(e)	320,000	303,446
Series 2013-GC16:
Class D, 5.4975% 11/10/46 (a)(e)	3,250,000	3,097,097
Class F, 3.5% 11/10/46 (a)	1,428,000	998,580
Series 2014-NEW Class D, 3.79% 1/10/31 (a)	490,000	490,949
Series 2016-GS3 Class D, 2.728% 10/10/49 (a)	602,000	456,426
Series 2016-REMZ Class MZB, 7.727% 2/10/21 (a)	5,523,000	5,361,176
Series 2016-RENT:
Class E, 4.2022% 2/10/29 (a)(e)	285,000	287,466
Class F, 4.2022% 2/10/29 (a)(e)	3,110,000	2,923,058
Hilton U.S.A. Trust:
floater Series 2014-ORL Class E, 4.4089% 7/15/29 (a)(e)	639,000	642,615
Series 2016-HHV Class F, 4.3333% 11/5/38 (a)(e)	767,000	601,608
Series 2016-SFP Class F, 6.0801% 11/5/35 (a)	3,750,000	3,729,136
Home Partners of America Credit Trust Series 2017-1 Class F, 4.624% 7/17/34 (a)(e)	1,099,000	1,103,308
IMT Trust Series 2017-APTS:
Class EFX, 3.614% 6/15/34 (a)(e)	721,000	687,380
Class FFL, 3.85% 6/15/34 (a)(e)	282,000	282,387
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C23 Class UH5, 4.7094% 9/15/47 (a)	1,526,000	1,353,287
Series 2014-C26 Class D, 4.0686% 1/15/48 (a)(e)	602,000	513,290
JPMCC Commercial Mortgage Securities Trust Series 2016-JP4 Class D, 3.4619% 12/15/49 (a)	1,809,000	1,444,381
JPMDB Commercial Mortgage Securities Trust Series 2016-C4 Class D, 3.2246% 12/15/49 (a)(e)	1,308,000	1,019,029
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2003-C1 Class F, 5.6082% 1/12/37 (a)(e)	623,954	620,152
Series 2009-IWST Class D, 7.6935% 12/5/27 (a)(e)	2,779,000	3,066,359
Series 2010-CNTR Class D, 6.3899% 8/5/32 (a)(e)	1,216,000	1,312,041
Series 2012-CBX:
Class C, 5.3872% 6/15/45 (e)	1,240,000	1,310,431
Class E, 5.3872% 6/15/45 (a)(e)	865,000	873,922
Class G 4% 6/15/45 (a)	805,000	500,471
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2005-LDP2 Class E, 4.981% 7/15/42 (e)	441,000	444,773
Series 2011-C3:
Class E, 5.8007% 2/15/46 (a)(e)	1,155,000	1,155,175
Class H, 4.409% 2/15/46 (a)(e)	1,320,000	942,978
Series 2011-C4 Class E, 5.5344% 7/15/46 (a)(e)	1,390,000	1,436,161
Series 2013-LC11:
Class D, 4.402% 4/15/46 (e)	1,207,000	1,109,116
Class F, 3.25% 4/15/46 (a)(e)	482,000	277,259
Series 2015-UES Class F, 3.7417% 9/5/32 (a)(e)	1,843,000	1,807,089
Merrill Lynch Mortgage Trust Series 2006-C1 Class AJ, 5.7514% 5/12/39 (e)	773,260	772,469
Morgan Stanley BAML Trust:
Series 2012-C5 Class E, 4.1776% 8/15/45 (a)(e)	494,000	475,970
Series 2012-C6 Class D, 4.775% 11/15/45 (a)(e)	2,000,000	2,005,159
Series 2013-C12 Class D, 4.9233% 10/15/46 (a)(e)	1,500,000	1,422,672
Series 2013-C13:
Class D, 5.0533% 11/15/46 (a)(e)	2,879,000	2,736,633
Class E, 5.0533% 11/15/46 (a)(e)	621,000	486,616
Series 2013-C7:
Class D, 4.3979% 2/15/46 (a)(e)	998,000	928,608
Class E, 4.3979% 2/15/46 (a)(e)	1,490,000	1,135,855
Series 2013-C9 Class C, 4.2037% 5/15/46 (e)	588,000	590,292
Series 2016-C30 Class D, 3% 9/15/49 (a)	963,000	721,453
Series 2016-C31 Class D, 3% 11/15/49 (a)(e)	1,500,000	1,079,352
Series 2016-C32 Class D, 3.396% 12/15/49 (a)	1,071,000	798,663
Morgan Stanley Capital I Trust:
sequential payer Series 2012-C4 Class E, 5.6014% 3/15/45 (a)(e)	2,586,000	2,283,256
Series 1997-RR Class F, 7.51% 4/30/39 (a)(e)	65,646	65,318
Series 1998-CF1 Class G, 7.35% 7/15/32 (a)	1,293,986	1,274,576
Series 2011-C1 Class C, 5.5876% 9/15/47 (a)(e)	2,000,000	2,179,537
Series 2011-C2:
Class D, 5.6658% 6/15/44 (a)(e)	1,586,000	1,651,769
Class E, 5.6658% 6/15/44 (a)(e)	2,396,000	2,281,568
Class F, 5.6658% 6/15/44 (a)(e)	1,467,000	1,251,962
Class XB, 0.6117% 6/15/44 (a)(e)(f)	51,641,000	956,815
Series 2011-C3:
Class C, 5.3268% 7/15/49 (a)(e)	2,000,000	2,147,534
Class E, 5.3268% 7/15/49 (a)(e)	168,000	167,416
Class G, 5.3268% 7/15/49 (a)(e)	715,000	606,266
Series 2012-C4 Class D, 5.6014% 3/15/45 (a)(e)	1,640,000	1,701,430
Series 2015-MS1 Class D, 4.1642% 5/15/48 (a)(e)	1,283,000	1,101,306
Series 2015-UBS8 Class D, 3.18% 12/15/48 (a)	987,000	782,799
Series 2016-BNK2 Class C, 3% 11/15/49 (a)	2,312,000	1,846,679
Motel 6 Trust Series 2015-MTL6:
Class E, 5.2785% 2/5/30 (a)	5,094,000	5,108,985
Class F, 5% 2/5/30 (a)	3,630,000	3,620,361
MSCG Trust Series 2016-SNR:
Class D, 6.55% 11/15/34 (a)	3,288,000	3,281,115
Class E, 6.8087% 11/15/34 (a)	2,055,000	1,935,077
MSJP Commercial Securities Mortgage Trust Series 2015-HAUL Class E, 5.0127% 9/5/47 (a)(e)	1,000,000	953,867
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (a)	1,216,071	1,494,552
SCG Trust Series 2013-SRP1 Class D, 4.5693% 11/15/26 (a)(e)	1,445,000	1,377,373
UBS Commercial Mortgage Trust Series 2012-C1:
Class D, 5.7306% 5/10/45 (a)(e)	645,000	653,650
Class E, 5% 5/10/45 (a)(e)	1,165,000	988,768
Class F, 5% 5/10/45 (a)(e)	399,000	275,072
UBS-BAMLL Trust Series 12-WRM Class D, 4.3793% 6/10/30 (a)(e)	1,460,000	1,446,072
Wells Fargo Commercial Mortgage Trust:
Series 2012-LC5 Class E, 4.9343% 10/15/45 (a)(e)	735,000	603,568
Series 2016-BNK1 Class D, 3% 8/15/49 (a)	1,260,000	1,015,652
Series 2016-C35 Class D, 3.142% 7/15/48 (a)	3,317,000	2,378,220
Series 2016-NXS6 Class D, 3.059% 11/15/49(a)	906,000	683,814
Series 2017-C38 Class D, 3% 7/15/50 (a)(e)	757,000	600,480
WF-RBS Commercial Mortgage Trust:
Series 2011-C3:
Class C, 5.335% 3/15/44 (a)	2,100,000	2,228,584
Class D, 5.8131% 3/15/44 (a)(e)	1,000,000	929,125
Series 2011-C5:
Class C, 5.8613% 11/15/44 (a)(e)	1,250,000	1,375,482
Class E, 5.8613% 11/15/44 (a)(e)	693,000	712,213
Class F, 5.25% 11/15/44 (a)(e)	2,000,000	1,737,785
Class G, 5.25% 11/15/44 (a)(e)	1,000,000	809,469
Series 2012-C10 Class E, 4.5944% 12/15/45 (a)(e)	910,000	683,533
Series 2012-C7 Class D, 4.9849% 6/15/45 (a)(e)	620,000	601,515
Series 2012-C8 Class E, 5.0599% 8/15/45(a)(e)	524,000	510,162
Series 2013-C16 Class D, 5.1465% 9/15/46 (a)(e)	673,000	650,574
Series 2013-UBS1 Class D, 4.7796% 3/15/46 (a)(e)	859,000	804,656
WFCG Commercial Mortgage Trust floater Series 2015-BXRP:
Class F, 4.8474% 11/15/29 (a)(e)	952,061	955,046
Class G, 4.1471% 11/15/29 (a)(e)	1,614,085	1,587,154
WP Glimcher Mall Trust Series 2015-WPG:
Class PR1, 3.6332% 6/5/35 (a)(e)	1,168,000	899,895
Class PR2, 3.6332% 6/5/35 (a)(e)	459,000	334,429
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $199,758,502)		207,364,628

Bank Loan Obligations - 5.2%
CONSUMER DISCRETIONARY - 1.3%
Hotels, Restaurants & Leisure - 1.1%
Caesars Entertainment Resort Properties LLC Tranche B 1LN, term loan 4.7261% 10/11/20 (e)	2,168,769	2,187,746
Caesars Growth Properties Holdings LLC Tranche 1LN, term loan 4.2339% 5/8/21 (e)	1,508,344	1,519,280
Cooper Hotel Group 12% 11/6/17	2,275,425	2,275,425
ESH Hospitality, Inc. Tranche B, term loan 3.7339% 8/30/23 (e)	798,973	802,840
Four Seasons Holdings, Inc. Tranche B, term loan 3.7261% 11/30/23 (e)	537,300	541,496
La Quinta Intermediate Holdings LLC Tranche B LN, term loan 4.0539% 4/14/21 (e)	1,992,772	2,007,718
Playa Resorts Holding BV Tranche B, term loan 4.32% 4/27/24 (e)	470,000	471,593
Ryman Hospitality Properties, Inc. Tranche B, term loan 3.44% 5/11/24 (e)	588,525	591,468
		10,397,566
Multiline Retail - 0.2%
JC Penney Corp., Inc. Tranche B, term loan 5.4504% 6/23/23 (e)	1,645,281	1,634,488

TOTAL CONSUMER DISCRETIONARY		12,032,054

CONSUMER STAPLES - 0.3%
Food & Staples Retailing - 0.3%
Albertson's LLC Tranche B, term loan:
4.2511% 6/22/23 (e)	1,805,000	1,802,491
4.2933% 12/21/22 (e)	1,111,932	1,110,042
		2,912,533
ENERGY - 0.7%
Oil, Gas & Consumable Fuels - 0.7%
Moxie Patriot LLC Tranche B, term loan 7.0464% 12/19/20 (e)	3,675,957	3,388,020
Panda Temple Power, LLC term loan 7.2964% 4/3/19 (e)	1,485,094	1,348,956
TPF II Power LLC Tranche B, term loan 5.2261% 10/2/23 (e)	1,745,425	1,754,694
		6,491,670
FINANCIALS - 0.4%
Real Estate Management & Development - 0.3%
DTZ U.S. Borrower LLC Tranche B 1LN, term loan 4.4871% 11/4/21 (e)	2,424,810	2,436,934
Thrifts & Mortgage Finance - 0.1%
Ocwen Loan Servicing LLC Tranche B, term loan 6.2269% 12/5/20 (e)	768,750	765,391

TOTAL FINANCIALS		3,202,325

HEALTH CARE - 0.2%
Health Care Providers & Services - 0.2%
Community Health Systems, Inc. Tranche H, term loan 4.2127% 1/27/21 (e)	1,877,838	1,874,195
REAL ESTATE - 1.5%
Equity Real Estate Investment Trusts (REITs) - 0.8%
Invitation Homes Operating Par term loan 2/6/22 (g)	5,000,000	4,750,000
iStar Financial, Inc. Tranche B, term loan 4.9756% 7/1/20 (e)	1,548,963	1,566,388
QCP SNF West (REIT) LLC Tranche B, term loan 6.4761% 10/31/22 (e)	1,203,950	1,205,455
		7,521,843
Real Estate Management & Development - 0.7%
Americold Realty Operating Partnership LP Tranche B, term loan 4.9839% 12/1/22 (e)	2,223,453	2,251,246
Capital Automotive LP Trahche B 1LN, term loan 4.24% 3/24/24 (e)	570,000	575,273
Simply Storage Management LLC 8.2375% 9/6/21 (e)	3,026,000	3,026,000
		5,852,519

TOTAL REAL ESTATE		13,374,362

UTILITIES - 0.8%
Electric Utilities - 0.4%
Calpine Construction Finance Co. LP Tranche B 2LN, term loan 3.73% 1/31/22 (e)	964,927	963,123
Dayton Power & Light Co. Tranche B 1LN, term loan 4.48% 8/24/22 (e)	716,400	725,355
Lightstone Holdco LLC:
Tranche B, term loan 5.7261% 1/30/24 (e)	1,162,953	1,153,196
Tranche C, term loan 5.7339% 1/30/24 (e)	72,464	71,856
Southeast Powergen LLC Tranche B, term loan 4.8% 12/2/21 (e)	502,900	481,944
		3,395,474
Independent Power and Renewable Electricity Producers - 0.4%
APLP Holdings LP Tranche B, term loan 5.4761% 4/13/23 (e)	1,196,446	1,211,402
Dynegy, Inc. Tranche C, term loan 4.4839% 2/7/24 (e)	309,225	310,644
MRP Generation Holdings LLC Tranche B, term loan 8.2964% 10/18/22 (e)	2,604,703	2,422,374
		3,944,420

TOTAL UTILITIES		7,339,894

TOTAL BANK LOAN OBLIGATIONS
(Cost $47,375,114)		47,227,033
	Shares	Value

Money Market Funds - 3.3%
Fidelity Cash Central Fund, 1.11% (h)	28,498,017	28,503,717
Fidelity Securities Lending Cash Central Fund 1.11% (h)(i)	784,137	784,215
TOTAL MONEY MARKET FUNDS
(Cost $29,282,232)		29,287,932
TOTAL INVESTMENT PORTFOLIO - 100.6%
(Cost $838,008,125)		905,885,949
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(5,159,225)
NET ASSETS - 100%		$900,726,724

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $262,776,408 or 29.2% of net assets.

 (b) Security or a portion of the security is on loan at period end.

 (c) Non-income producing

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (f) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (g) The coupon rate will be determined upon settlement of the loan after period end.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$270,754
Fidelity Securities Lending Cash Central Fund	472
Total	$271,226

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$2,588,376	$2,588,376	$--	$--
Financials	105,942,992	101,145,492	4,797,500	--
Health Care	180,515	180,515	--	--
Real Estate	250,720,386	240,273,527	10,446,859	--
Utilities	636,531	636,531	--	--
Corporate Bonds	236,742,072	--	236,742,072	--
Asset-Backed Securities	21,519,462	--	21,519,453	9
Collateralized Mortgage Obligations	3,676,022	--	3,676,022	--
Commercial Mortgage Securities	207,364,628	--	207,087,369	277,259
Bank Loan Obligations	47,227,033	--	37,175,608	10,051,425
Money Market Funds	29,287,932	29,287,932	--	--
Total Investments in Securities:	$905,885,949	$374,112,373	$521,444,883	$10,328,693

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Bank Loan Obligations
Beginning Balance	$2,316,602
Net Realized Gain (Loss) on Investment Securities	(216)
Net Unrealized Gain (Loss) on Investment Securities	(35,630)
Cost of Purchases	7,823,176
Proceeds of Sales	(18,240)
Amortization/Accretion	(34,267)
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$10,051,425
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2017	$(35,630)
Other Investments in Securities
Beginning Balance	6,625,572
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	(11,505)
Cost of Purchases	--
Proceeds of Sales	--
Amortization/Accretion	1,985
Transfers into Level 3	9
Transfers out of Level 3	(6,338,793)
Ending Balance	$277,268
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2017	$(11,505)

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

U.S. Government and U.S. Government Agency Obligations	0.3%
AAA,AA,A	3.4%
BBB	14.6%
BB	10.2%
B	11.9%
CCC,CC,C	1.5%
Not Rated	15.4%
Equities	40.0%
Short-Term Investments and Net Other Assets	2.7%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2017
Assets
Investment in securities, at value (including securities loaned of $780,273) — See accompanying schedule: Unaffiliated issuers (cost $808,725,893)	$876,598,017
Fidelity Central Funds (cost $29,282,232)	29,287,932
Total Investments (cost $838,008,125)		$905,885,949
Cash		879,913
Receivable for investments sold		345,233
Receivable for fund shares sold		163,533
Dividends receivable		298,198
Interest receivable		4,529,273
Distributions receivable from Fidelity Central Funds		31,976
Other receivables		1,038
Total assets		912,135,113
Liabilities
Payable for investments purchased
Regular delivery	$8,747,943
Delayed delivery	1,435,000
Payable for fund shares redeemed	386,288
Other payables and accrued expenses	54,933
Collateral on securities loaned	784,225
Total liabilities		11,408,389
Net Assets		$900,726,724
Net Assets consist of:
Paid in capital		$817,279,884
Undistributed net investment income		8,852,160
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		6,716,852
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		67,877,828
Net Assets		$900,726,724
Series Real Estate Income:
Net Asset Value, offering price and redemption price per share ($423,538,255 ÷ 37,345,016 shares)		$11.34
Class F:
Net Asset Value, offering price and redemption price per share ($477,188,469 ÷ 42,069,115 shares)		$11.34

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2017
Investment Income
Dividends		$18,212,688
Interest		29,953,915
Income from Fidelity Central Funds		271,226
Total income		48,437,829
Expenses
Management fee	$3,983,208
Transfer agent fees	524,413
Accounting and security lending fees	315,209
Custodian fees and expenses	16,612
Independent trustees' fees and expenses	3,556
Audit	72,153
Legal	4,057
Miscellaneous	7,318
Total expenses before reductions	4,926,526
Expense reductions	(15,861)	4,910,665
Net investment income (loss)		43,527,164
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	9,059,918
Fidelity Central Funds	(130)
Foreign currency transactions	1,149
Total net realized gain (loss)		9,060,937
Change in net unrealized appreciation (depreciation) on Investment securities		(3,286,317)
Net gain (loss)		5,774,620
Net increase (decrease) in net assets resulting from operations		$49,301,784

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2017	Year ended July 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$43,527,164	$40,732,045
Net realized gain (loss)	9,060,937	12,176,017
Change in net unrealized appreciation (depreciation)	(3,286,317)	20,087,440
Net increase (decrease) in net assets resulting from operations	49,301,784	72,995,502
Distributions to shareholders from net investment income	(41,562,413)	(41,006,599)
Distributions to shareholders from net realized gain	(13,652,895)	(8,001,126)
Total distributions	(55,215,308)	(49,007,725)
Share transactions - net increase (decrease)	27,688,733	25,779,137
Total increase (decrease) in net assets	21,775,209	49,766,914
Net Assets
Beginning of period	878,951,515	829,184,601
End of period	$900,726,724	$878,951,515
Other Information
Undistributed net investment income end of period	$8,852,160	$7,560,289

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Series Real Estate Income Fund

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$11.43	$11.13	$11.47	$11.41	$11.10
Income from Investment Operations
Net investment income (loss)A	.55	.52	.56	.58	.67
Net realized and unrealized gain (loss)	.06	.42	(.01)	.31	.46
Total from investment operations	.61	.94	.55	.89	1.13
Distributions from net investment income	(.52)	(.53)	(.61)	(.59)	(.66)
Distributions from net realized gain	(.18)	(.11)	(.29)	(.24)	(.16)
Total distributions	(.70)	(.64)	(.89)B	(.83)	(.82)
Net asset value, end of period	$11.34	$11.43	$11.13	$11.47	$11.41
Total ReturnC	5.65%	8.93%	5.05%	8.33%	10.50%
Ratios to Average Net AssetsD,E
Expenses before reductions	.63%	.77%	.77%	.77%	.79%
Expenses net of fee waivers, if any	.63%	.77%	.77%	.77%	.79%
Expenses net of all reductions	.63%	.77%	.77%	.77%	.79%
Net investment income (loss)	4.89%	4.81%	5.03%	5.15%	5.85%
Supplemental Data
Net assets, end of period (000 omitted)	$423,538	$411,102	$401,861	$409,084	$415,192
Portfolio turnover rateF	24%	24%	19%	33%	25%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.89 per share is comprised of distributions from net investment income of $.606 and distributions from net realized gain of $.288 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Series Real Estate Income Fund Class F

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$11.43	$11.14	$11.48	$11.41	$11.11
Income from Investment Operations
Net investment income (loss)A	.56	.54	.58	.60	.69
Net realized and unrealized gain (loss)	.07	.41	(.01)	.32	.45
Total from investment operations	.63	.95	.57	.92	1.14
Distributions from net investment income	(.54)	(.55)	(.62)	(.60)	(.68)
Distributions from net realized gain	(.18)	(.11)	(.29)	(.24)	(.16)
Total distributions	(.72)	(.66)	(.91)	(.85)B	(.84)
Net asset value, end of period	$11.34	$11.43	$11.14	$11.48	$11.41
Total ReturnC	5.82%	8.99%	5.22%	8.60%	10.60%
Ratios to Average Net AssetsD,E
Expenses before reductions	.50%	.61%	.61%	.61%	.61%
Expenses net of fee waivers, if any	.50%	.61%	.61%	.61%	.61%
Expenses net of all reductions	.50%	.61%	.61%	.61%	.61%
Net investment income (loss)	5.02%	4.97%	5.19%	5.32%	6.02%
Supplemental Data
Net assets, end of period (000 omitted)	$477,188	$467,849	$427,323	$419,911	$391,490
Portfolio turnover rateF	24%	24%	19%	33%	25%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.85 per share is comprised of distributions from net investment income of $.604 and distributions from net realized gain of $.242 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2017

1. Organization.

Fidelity Series Real Estate Income Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Series Real Estate Income and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

Effective August 28, 2017, the Fund no longer offered Class F, and all outstanding shares of Class F were exchanged for shares of Fidelity Series Real Estate Income.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and bank loan obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations and commercial mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2017 as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, equity debt classifications, certain conversion ratio adjustments, foreign currency transactions, partnership and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$73,245,100
Gross unrealized depreciation	(6,104,927)
Net unrealized appreciation (depreciation) on securities	$67,140,173
Tax Cost	$838,745,776

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$9,882,005
Undistributed long-term capital gain	$6,546,367
Net unrealized appreciation (depreciation) on securities and other investments	$67,140,177

The tax character of distributions paid was as follows:

	July 31, 2017	July 31, 2016
Ordinary Income	$43,512,826	$ 41,304,592
Long-term Capital Gains	11,702,482	7,703,133
Total	$55,215,308	$ 49,007,725

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $227,028,629 and $203,109,647, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Effective June 1, 2017, under the management contract approved by the Board and shareholders, Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. In addition, the investment adviser pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Prior to June 1, 2017 the investment adviser and its affiliates provided the Fund with investment management related services for which the Fund paid a monthly management fee. The management fee was the sum of an individual fund fee rate that was based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate was based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreased as assets under management increased and increased as assets under management decreased.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. Effective June 1, 2017, fees for these services are no longer charged to the classes. Prior to June 1, 2017, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of Series Real Estate Income. FIIOC received no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Series Real Estate Income	$524,413.13

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. Effective June 1, 2017, these fees are paid by the investment adviser or an affiliate.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $2,832 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,861 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $472. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $4,766 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $3,323.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $7,772.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2017	Year ended July 31, 2016
From net investment income
Series Real Estate Income	$18,968,674	$19,151,665
Class F	22,593,739	21,854,934
Total	$41,562,413	$41,006,599
From net realized gain
Series Real Estate Income	$6,354,281	$3,833,583
Class F	7,298,614	4,167,543
Total	$13,652,895	$8,001,126

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2017	Year ended July 31, 2016	Year ended July 31, 2017	Year ended July 31, 2016
Series Real Estate Income
Shares sold	2,702,003	1,707,748	$30,208,172	$18,516,525
Reinvestment of distributions	2,298,349	2,135,197	25,322,955	22,985,248
Shares redeemed	(3,627,301)	(3,965,877)	(40,432,699)	(43,229,220)
Net increase (decrease)	1,373,051	(122,932)	$15,098,428	$(1,727,447)
Class F
Shares sold	3,810,903	4,237,248	$42,458,442	$46,086,274
Reinvestment of distributions	2,712,239	2,417,168	29,892,353	26,022,477
Shares redeemed	(5,374,089)	(4,106,119)	(59,760,490)	(44,602,167)
Net increase (decrease)	1,149,053	2,548,297	$12,590,305	$27,506,584

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Series Real Estate Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Series Real Estate Income Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Series Real Estate Income Fund as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 19, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel each of the Trustees oversees 190 funds. Mr. Chiel oversees 142 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Fidelity® Series Real Estate Income Fund, or 1-800-835-5092 for Class F.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2017 to July 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2017	Ending Account Value July 31, 2017	Expenses Paid During Period-B February 1, 2017 to July 31, 2017
Series Real Estate Income	.50%
Actual		$1,000.00	$1,049.70	$2.54**
Hypothetical-C		$1,000.00	$1,022.32	$2.51**
Class F	.40%
Actual		$1,000.00	$1,050.40	$2.03**
Hypothetical-C		$1,000.00	$1,022.81	$2.01**

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

**If fees and changes to the class level expense contract and/or expense cap, effective June 1, 2017, had been in effect during the entire period, the annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in the table below:

	Annualized Expense Ratio-(a)	Expenses Paid
Series Real Estate Income	.00%
Actual		$.00
Hypothetical-(b)		$.00
Class F	.00%
Actual		$.00
Hypothetical-(b)		$.00

 (a) Annualized expense ratio reflects expenses net of applicable fee waivers.

 (b) 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Real Estate Income Fund voted to pay on September 11, 2017, to shareholders of record at the opening of business on September 8, 2017, a distribution of $0.085 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.163 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2017, $7,473,092, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.08% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Real Estate Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered that the Advisory Contracts currently in place had become effective on June 1, 2017 in connection with shareholders of certain other Fidelity funds that invest in the fund (referred to herein as Freedom Funds) voting to approve new management contracts for the Freedom Funds. The Board noted the Advisory Contracts implemented a new fee structure pursuant to which the fund does not pay a management fee to FMR. The Board also approved certain amendments to the sub-advisory agreements for the fund to ensure consistency in the sub-advisory fees paid under the new fee structure compared to the sub-advisory fees paid under the prior fee structure. The Board noted that the amendments will not result in any changes to the nature, extent, and quality of services provided to the fund.

In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies managed by Fidelity and ultimately to enhance the performance of those investment companies.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that the fund does not pay FMR a management fee for investment advisory services. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, brokerage expenses, and extraordinary expenses (such as litigation expenses).

The Board further considered that, effective June 1, 2017, FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 0.014% through September 30, 2020.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund, with limited exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund, with limited exceptions, economies of scale cannot be realized by the fund.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

SRE-ANN-0917
1.924310.105

Fidelity® Small Cap Growth Fund Annual Report July 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2017	Past 1 year	Past 5 years	Past 10 years
Fidelity® Small Cap Growth Fund	21.22%	16.33%	8.84%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Small Cap Growth Fund, a class of the fund, on July 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Growth Index performed over the same period.

Period Ending Values
$23,328	Fidelity® Small Cap Growth Fund
$22,585	Russell 2000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.04% for the year ending July 31, 2017, rising sharply following the November election and continuing to rally through the end of February on optimism for President Trump’s pro-business agenda. Equity markets leveled off, however, as the fledgling administration faced the first test of its domestic agenda. Stocks reacted with uncertainty to efforts by Congress in March to repeal and replace the Affordable Care Act, and then reverted upward through July 31. Growth stocks surged ahead of value, while small-caps’ advantage over large-caps narrowed. Sector-wise, financials (+36%) fared best, riding an uptick in bond yields and a surge in banks, particularly post-election. Information technology gained 29%, as a handful of major index constituents posted stellar returns. Industrials (+18%) was boosted by a call for increased infrastructure spending. Consumer discretionary (+14%) slightly lagged the broader market because brick-and-mortar retailers continued to suffer from increased online competition. Energy (0%) was hurt by low oil prices. Utilities (+6%), consumer staples (+4%), telecommunication services (-7%) and real estate (-2%) all struggled amid an improved backdrop for riskier assets that curbed demand for dividend-rich sectors, as well as the likelihood of further interest rate hikes later in 2017.

Comments from Portfolio Manager Patrick Venanzi:  For the year, the fund’s share classes (excluding sales charges, if applicable) advanced about 21%, handily outpacing the 17.76% return of the benchmark Russell 2000® Growth Index. Successful security selection, particularly within the information technology sector’s software & services group, fueled the fund’s outperformance, as the combination of established-growth and emerging-growth names worked well during the market rally. Stamps.com was the fund's biggest individual contributor. Shares of the internet-based shipping-services provider rallied alongside other small-caps following the U.S. presidential election. Shares also benefited from the firm’s robust first-quarter earnings and revenue growth, reported in May. Another big contributor and large fund holding was 2U, which provides cloud-based online campuses and learning platforms for nonprofit colleges and universities. Shares of 2U returned about 48%, benefiting from consecutive quarters of better-than-expected financial results. The company also announced several new programs, and initiated its first acquisition in May. On the flip side, a non-index stake in Store Capital (-22%), a REIT (real estate investment trust) focused on single-tenant commercial properties, was the fund's biggest relative detractor. The threat and realization of higher interest rates weighed on shares of many REITs this period. The stock also suffered due to Store’s exposure to brick-and-mortar retail tenants.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
2U, Inc.	2.9	2.7
Stamps.com, Inc.	2.5	2.0
The Chemours Co. LLC	1.9	1.7
SiteOne Landscape Supply, Inc.	1.8	0.0
Grand Canyon Education, Inc.	1.8	2.0
WABCO Holdings, Inc.	1.6	0.0
KBR, Inc.	1.5	0.8
Cotiviti Holdings, Inc.	1.5	0.5
Vail Resorts, Inc.	1.4	1.8
Cedar Fair LP (depositary unit)	1.4	1.0
	18.3

Top Five Market Sectors as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	27.9	24.1
Health Care	19.0	19.0
Industrials	17.4	16.6
Consumer Discretionary	15.5	15.6
Financials	8.2	9.1

Asset Allocation (% of fund's net assets)

As of July 31, 2017*
Stocks	98.9%
Short-Term Investments and Net Other Assets (Liabilities)	1.1%

 * Foreign investments - 9.3%

As of January 31, 2017*
Stocks	99.8%
Short-Term Investments and Net Other Assets (Liabilities)	0.2%

 * Foreign investments - 11.5%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments July 31, 2017

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
CONSUMER DISCRETIONARY - 15.5%
Diversified Consumer Services - 1.8%
Grand Canyon Education, Inc. (a)	761,975	$56,058,501
Hotels, Restaurants & Leisure - 7.1%
Boyd Gaming Corp.	586,100	14,687,666
Cedar Fair LP (depositary unit)	618,832	42,971,694
Churchill Downs, Inc.	97,601	18,256,267
Del Taco Restaurants, Inc. (a)	586,100	7,672,049
Marriott Vacations Worldwide Corp.	146,500	17,118,525
Papa John's International, Inc.	134,547	9,597,238
Texas Roadhouse, Inc. Class A	607,300	28,725,290
U.S. Foods Holding Corp. (a)	898,800	25,301,220
Vail Resorts, Inc.	214,590	45,226,988
Wingstop, Inc. (b)	411,961	12,362,950
		221,919,887
Household Durables - 2.2%
Cavco Industries, Inc. (a)	224,700	29,300,880
LGI Homes, Inc. (a)(b)	619,500	27,443,850
SodaStream International Ltd. (a)	227,819	12,830,766
		69,575,496
Internet & Direct Marketing Retail - 0.3%
Gaia, Inc. Class A (a)	657,326	7,920,778
Media - 1.2%
Cinemark Holdings, Inc.	688,600	26,786,540
Gray Television, Inc. (a)	781,400	11,642,860
		38,429,400
Multiline Retail - 0.6%
Ollie's Bargain Outlet Holdings, Inc. (a)(b)	410,200	18,335,940
Specialty Retail - 1.3%
Cars.com, Inc. (a)(b)	559,670	13,599,981
The Children's Place Retail Stores, Inc. (b)	268,600	28,377,590
		41,977,571
Textiles, Apparel & Luxury Goods - 1.0%
Akcea Therapeutics, Inc.	435,000	6,259,650
Emerald Expositions Events, Inc.	604,500	13,837,005
PetIQ, Inc. Class A	534,375	12,440,250
		32,536,905

TOTAL CONSUMER DISCRETIONARY		486,754,478

CONSUMER STAPLES - 3.1%
Food & Staples Retailing - 0.7%
Performance Food Group Co. (a)	789,800	22,746,240
Food Products - 0.8%
Post Holdings, Inc. (a)	313,000	26,041,600
Household Products - 1.2%
Central Garden & Pet Co. (a)(b)	439,900	14,076,800
Central Garden & Pet Co. Class A (non-vtg.) (a)	742,300	22,833,148
		36,909,948
Personal Products - 0.4%
Herbalife Ltd. (a)(b)	180,000	11,971,800

TOTAL CONSUMER STAPLES		97,669,588

ENERGY - 0.5%
Energy Equipment & Services - 0.4%
Frank's International NV (b)	781,400	6,329,340
Tesco Corp. (a)	1,126,160	5,180,336
		11,509,676
Oil, Gas & Consumable Fuels - 0.1%
StealthGas, Inc. (a)	1,269,648	3,808,944

TOTAL ENERGY		15,318,620

FINANCIALS - 8.2%
Banks - 0.4%
Banner Corp.	190,500	11,005,185
Capital Markets - 2.9%
Apollo Global Management LLC Class A	991,400	27,858,340
CBOE Holdings, Inc.	311,500	29,446,095
MSCI, Inc.	319,246	34,781,852
		92,086,287
Diversified Financial Services - 1.5%
Cotiviti Holdings, Inc. (a)	1,057,861	45,540,916
Insurance - 2.1%
Assured Guaranty Ltd.	402,700	18,125,527
Enstar Group Ltd. (a)	110,400	22,367,040
ProAssurance Corp.	425,308	26,284,034
		66,776,601
Thrifts & Mortgage Finance - 1.3%
Essent Group Ltd. (a)	625,100	24,016,342
Meridian Bancorp, Inc. Maryland	998,334	17,620,595
		41,636,937

TOTAL FINANCIALS		257,045,926

HEALTH CARE - 19.0%
Biotechnology - 5.5%
Achaogen, Inc. (a)	390,700	7,427,207
Acorda Therapeutics, Inc. (a)	409,800	8,872,170
Advanced Accelerator Applications SA sponsored ADR (a)	160,397	7,697,452
Alder Biopharmaceuticals, Inc. (a)	322,300	3,464,725
Amarin Corp. PLC ADR (a)(b)	976,800	3,457,872
Amicus Therapeutics, Inc. (a)	976,500	12,645,675
Ascendis Pharma A/S sponsored ADR (a)	405,583	11,437,441
Blueprint Medicines Corp. (a)	322,300	16,865,959
Coherus BioSciences, Inc. (a)(b)	303,050	3,954,803
Curis, Inc. (a)	2,342,500	4,567,875
DBV Technologies SA sponsored ADR (a)	150,588	6,707,190
Dyax Corp. rights 12/31/19 (a)	380,400	1,247,712
Five Prime Therapeutics, Inc. (a)	150,200	4,226,628
Heron Therapeutics, Inc. (a)(b)	323,699	5,130,629
Intercept Pharmaceuticals, Inc. (a)	30,900	3,619,317
Iovance Biotherapeutics, Inc. (a)	492,411	2,880,604
La Jolla Pharmaceutical Co. (a)	212,422	6,294,064
Loxo Oncology, Inc. (a)	166,000	12,003,460
Macrogenics, Inc. (a)	242,800	4,011,056
Otonomy, Inc. (a)	330,129	6,206,425
Proteostasis Therapeutics, Inc. (a)	231,500	657,460
Puma Biotechnology, Inc. (a)	117,200	11,139,860
Repligen Corp. (a)	244,200	9,833,934
TESARO, Inc. (a)	83,000	10,595,780
Ultragenyx Pharmaceutical, Inc. (a)	107,400	7,122,768
		172,068,066
Health Care Equipment & Supplies - 5.8%
Cantel Medical Corp.	335,096	24,864,123
Globus Medical, Inc. (a)	488,400	15,018,300
Inogen, Inc. (a)	136,700	12,901,746
Insulet Corp. (a)	294,600	14,821,326
Integra LifeSciences Holdings Corp. (a)	503,100	24,983,946
iRhythm Technologies, Inc.	508,700	21,039,832
Novocure Ltd. (a)(b)	1,411,000	29,066,600
NxStage Medical, Inc. (a)	1,001,032	23,574,304
Wright Medical Group NV (a)	546,450	14,355,242
		180,625,419
Health Care Providers & Services - 1.1%
LHC Group, Inc. (a)	293,000	16,964,700
Premier, Inc. (a)	560,647	19,566,580
		36,531,280
Health Care Technology - 1.7%
athenahealth, Inc. (a)	107,957	14,932,612
Evolent Health, Inc. (a)	762,305	18,828,934
Veeva Systems, Inc. Class A (a)	293,000	18,681,680
		52,443,226
Life Sciences Tools & Services - 2.6%
Accelerate Diagnostics, Inc. (a)(b)	410,200	10,767,750
Bio-Rad Laboratories, Inc. Class A (a)	73,300	17,271,679
Cambrex Corp. (a)	410,200	25,022,200
ICON PLC (a)	263,700	27,675,315
		80,736,944
Pharmaceuticals - 2.3%
Aclaris Therapeutics, Inc. (a)	235,229	6,774,595
Aerie Pharmaceuticals, Inc. (a)	195,400	10,610,220
Avexis, Inc. (a)	154,800	14,342,220
Catalent, Inc. (a)	525,800	18,245,260
SCYNEXIS, Inc. (a)(b)	862,412	1,483,349
SCYNEXIS, Inc. warrants 6/21/21 (a)	168,750	68,685
The Medicines Company (a)	275,071	10,576,480
Theravance Biopharma, Inc. (a)	289,007	9,285,795
		71,386,604

TOTAL HEALTH CARE		593,791,539

INDUSTRIALS - 17.4%
Aerospace & Defense - 3.2%
BWX Technologies, Inc.	757,300	39,894,564
Elbit Systems Ltd.	102,600	12,929,652
HEICO Corp. Class A	461,500	32,789,575
Teledyne Technologies, Inc. (a)	117,200	15,979,048
		101,592,839
Airlines - 0.4%
SkyWest, Inc.	361,400	13,191,100
Building Products - 1.2%
A.O. Smith Corp.	423,900	22,699,845
Universal Forest Products, Inc.	184,404	15,462,275
		38,162,120
Commercial Services & Supplies - 1.1%
Viad Corp.	635,731	34,043,395
Construction & Engineering - 2.0%
Dycom Industries, Inc. (a)(b)	176,800	16,018,080
KBR, Inc.	3,156,000	47,087,520
		63,105,600
Electrical Equipment - 0.6%
Regal Beloit Corp.	211,082	17,593,685
Machinery - 5.6%
AGCO Corp.	429,800	31,005,772
Allison Transmission Holdings, Inc.	1,015,636	38,391,041
Colfax Corp. (a)	351,600	14,514,048
John Bean Technologies Corp.	178,146	16,460,690
Kornit Digital Ltd. (a)	390,700	8,087,490
Milacron Holdings Corp. (a)	927,900	16,683,642
WABCO Holdings, Inc. (a)	366,300	50,391,891
		175,534,574
Professional Services - 0.4%
CBIZ, Inc. (a)	909,500	13,506,075
Road & Rail - 0.3%
Marten Transport Ltd.	511,226	8,154,055
Trading Companies & Distributors - 2.6%
SiteOne Landscape Supply, Inc. (a)(b)	1,084,200	56,920,500
Univar, Inc. (a)	742,300	23,040,992
		79,961,492

TOTAL INDUSTRIALS		544,844,935

INFORMATION TECHNOLOGY - 27.9%
Communications Equipment - 0.6%
InterDigital, Inc.	172,239	12,547,611
Viavi Solutions, Inc. (a)	409,251	4,489,483
		17,037,094
Electronic Equipment & Components - 1.9%
Cardtronics PLC	562,837	17,616,798
Cognex Corp.	117,200	11,141,032
Jabil, Inc.	761,900	23,237,950
Novanta, Inc. (a)	234,400	8,649,360
		60,645,140
Internet Software & Services - 12.0%
2U, Inc. (a)	1,781,255	92,179,944
Alarm.com Holdings, Inc. (a)	293,000	11,142,790
BlackLine, Inc.	110,844	4,297,422
Five9, Inc. (a)	781,400	17,237,684
GoDaddy, Inc. (a)(b)	932,800	40,091,744
Gogo, Inc. (a)(b)	2,238,256	27,261,958
Instructure, Inc. (a)	756,990	24,488,627
LogMeIn, Inc.	149,900	17,455,855
MINDBODY, Inc. (a)(b)	1,177,094	30,545,589
Stamps.com, Inc. (a)(b)	535,651	79,329,913
The Trade Desk, Inc.	218,100	11,626,911
Wix.com Ltd. (a)	296,100	18,269,370
		373,927,807
IT Services - 1.5%
EPAM Systems, Inc. (a)	322,300	27,695,239
Euronet Worldwide, Inc. (a)	210,026	20,290,612
		47,985,851
Semiconductors & Semiconductor Equipment - 5.0%
Cavium, Inc. (a)	325,384	20,154,285
Cypress Semiconductor Corp.	1,025,600	14,563,520
Entegris, Inc. (a)	1,289,300	33,650,730
Integrated Device Technology, Inc. (a)	1,045,100	27,318,914
Monolithic Power Systems, Inc.	67,884	6,945,891
Nanometrics, Inc. (a)	736,431	19,625,886
PDF Solutions, Inc. (a)	1,290,085	20,705,864
Semtech Corp. (a)	364,596	14,438,002
		157,403,092
Software - 6.9%
ACI Worldwide, Inc. (a)	703,300	16,295,461
Blackbaud, Inc.	197,801	18,264,944
CommVault Systems, Inc. (a)	429,800	25,594,590
Digimarc Corp. (a)(b)	85,115	2,668,355
HubSpot, Inc. (a)	296,115	21,423,920
Parametric Technology Corp. (a)	200,200	11,049,038
Paycom Software, Inc. (a)(b)	390,361	27,360,402
Pegasystems, Inc.	91,891	5,554,811
Proofpoint, Inc. (a)(b)	214,900	18,318,076
PROS Holdings, Inc. (a)	586,100	16,897,263
RingCentral, Inc. (a)	488,400	16,996,320
Tableau Software, Inc. (a)	146,500	9,441,925
Take-Two Interactive Software, Inc. (a)	325,500	25,870,740
		215,735,845

TOTAL INFORMATION TECHNOLOGY		872,734,829

MATERIALS - 4.4%
Chemicals - 2.8%
Innospec, Inc.	71,655	4,471,272
Platform Specialty Products Corp. (a)	1,660,500	23,263,605
The Chemours Co. LLC	1,242,119	59,137,286
		86,872,163
Construction Materials - 0.6%
Summit Materials, Inc.	634,900	18,056,556
Containers & Packaging - 0.4%
Berry Global Group, Inc. (a)	263,700	14,788,296
Paper & Forest Products - 0.6%
Neenah Paper, Inc.	205,100	16,387,490
Quintis Ltd. (b)	11,485,732	2,710,633
		19,098,123

TOTAL MATERIALS		138,815,138

REAL ESTATE - 2.6%
Equity Real Estate Investment Trusts (REITs) - 2.0%
CoreSite Realty Corp.	127,000	13,789,660
Hudson Pacific Properties, Inc.	448,100	14,661,832
Store Capital Corp.	798,300	18,672,237
Terreno Realty Corp.	478,340	16,560,131
		63,683,860
Real Estate Management & Development - 0.6%
Redfin Corp.	721,882	17,419,013

TOTAL REAL ESTATE		81,102,873

UTILITIES - 0.3%
Independent Power and Renewable Electricity Producers - 0.3%
Ormat Technologies, Inc.	146,500	8,687,450
TOTAL COMMON STOCKS
(Cost $2,601,921,196)		3,096,765,376

Money Market Funds - 8.3%
Fidelity Cash Central Fund, 1.11% (c)	27,557,980	27,563,492
Fidelity Securities Lending Cash Central Fund 1.11% (c)(d)	232,969,818	232,993,115
TOTAL MONEY MARKET FUNDS
(Cost $260,546,869)		260,556,607
TOTAL INVESTMENT PORTFOLIO - 107.2%
(Cost $2,862,468,065)		3,357,321,983
NET OTHER ASSETS (LIABILITIES) - (7.2)%		(226,473,826)
NET ASSETS - 100%		$3,130,848,157

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Includes investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$332,281
Fidelity Securities Lending Cash Central Fund	1,281,741
Total	$1,614,022

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$486,754,478	$486,754,478	$--	$--
Consumer Staples	97,669,588	97,669,588	--	--
Energy	15,318,620	15,318,620	--	--
Financials	257,045,926	257,045,926	--	--
Health Care	593,791,539	592,475,142	68,685	1,247,712
Industrials	544,844,935	544,844,935	--	--
Information Technology	872,734,829	872,734,829	--	--
Materials	138,815,138	136,104,505	--	2,710,633
Real Estate	81,102,873	81,102,873	--	--
Utilities	8,687,450	8,687,450	--	--
Money Market Funds	260,556,607	260,556,607	--	--
Total Investments in Securities:	$3,357,321,983	$3,353,294,953	$68,685	$3,958,345

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2017
Assets
Investment in securities, at value (including securities loaned of $226,928,740) — See accompanying schedule: Unaffiliated issuers (cost $2,601,921,196)	$3,096,765,376
Fidelity Central Funds (cost $260,546,869)	260,556,607
Total Investments (cost $2,862,468,065)		$3,357,321,983
Cash		742,032
Receivable for investments sold		105,842,383
Receivable for fund shares sold		6,413,084
Dividends receivable		233,945
Distributions receivable from Fidelity Central Funds		198,962
Other receivables		99,736
Total assets		3,470,852,125
Liabilities
Payable for investments purchased	$100,352,875
Payable for fund shares redeemed	3,602,658
Accrued management fee	2,206,186
Distribution and service plan fees payable	156,462
Other affiliated payables	636,522
Other payables and accrued expenses	58,488
Collateral on securities loaned	232,990,777
Total liabilities		340,003,968
Net Assets		$3,130,848,157
Net Assets consist of:
Paid in capital		$2,470,868,588
Accumulated net investment loss		(1,470,898)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		166,596,638
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		494,853,829
Net Assets		$3,130,848,157
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($218,905,190 ÷ 9,522,025 shares)		$22.99
Maximum offering price per share (100/94.25 of $22.99)		$24.39
Class M:
Net Asset Value and redemption price per share ($64,033,949 ÷ 2,864,686 shares)		$22.35
Maximum offering price per share (100/96.50 of $22.35)		$23.16
Class C:
Net Asset Value and offering price per share ($102,668,530 ÷ 4,928,031 shares)(a)		$20.83
Small Cap Growth:
Net Asset Value, offering price and redemption price per share ($2,336,761,987 ÷ 98,038,120 shares)		$23.84
Class I:
Net Asset Value, offering price and redemption price per share ($390,031,619 ÷ 16,322,312 shares)		$23.90
Class Z:
Net Asset Value, offering price and redemption price per share ($18,446,882 ÷ 771,400 shares)		$23.91

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2017
Investment Income
Dividends		$15,501,446
Interest		9,503
Income from Fidelity Central Funds (including $1,281,741 from security lending)		1,614,022
Total income		17,124,971
Expenses
Management fee
Basic fee	$17,747,943
Performance adjustment	3,011,871
Transfer agent fees	5,640,180
Distribution and service plan fees	1,636,539
Accounting and security lending fees	795,044
Custodian fees and expenses	76,263
Independent trustees' fees and expenses	9,869
Registration fees	227,946
Audit	68,360
Legal	10,495
Interest	1,851
Miscellaneous	19,130
Total expenses before reductions	29,245,491
Expense reductions	(256,341)	28,989,150
Net investment income (loss)		(11,864,179)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	265,875,237
Redemptions in-kind with affiliated entities	18,817,235
Fidelity Central Funds	(5,253)
Foreign currency transactions	11,080
Total net realized gain (loss)		284,698,299
Change in net unrealized appreciation (depreciation) on:
Investment securities	228,635,150
Assets and liabilities in foreign currencies	38
Total change in net unrealized appreciation (depreciation)		228,635,188
Net gain (loss)		513,333,487
Net increase (decrease) in net assets resulting from operations		$501,469,308

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2017	Year ended July 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(11,864,179)	$(7,394,839)
Net realized gain (loss)	284,698,299	(40,293,959)
Change in net unrealized appreciation (depreciation)	228,635,188	18,840,561
Net increase (decrease) in net assets resulting from operations	501,469,308	(28,848,237)
Distributions to shareholders from net realized gain	(17,131,591)	(71,394,910)
Share transactions - net increase (decrease)	597,965,658	469,934,632
Redemption fees	418,601	788,555
Total increase (decrease) in net assets	1,082,721,976	370,480,040
Net Assets
Beginning of period	2,048,126,181	1,677,646,141
End of period	$3,130,848,157	$2,048,126,181
Other Information
Accumulated net investment loss end of period	$(1,470,898)	$(5,012,549)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Small Cap Growth Fund Class A

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$19.17	$20.55	$17.99	$19.66	$15.87
Income from Investment Operations
Net investment income (loss)A	(.14)	(.10)	(.13)	(.12)	(.04)
Net realized and unrealized gain (loss)	4.12	(.51)	4.23	1.69	4.87
Total from investment operations	3.98	(.61)	4.10	1.57	4.83
Distributions from net realized gain	(.16)	(.78)	(1.54)	(3.24)	(1.04)
Total distributions	(.16)	(.78)	(1.54)	(3.24)	(1.04)
Redemption fees added to paid in capitalA	–B	.01	–B	–B	–B
Net asset value, end of period	$22.99	$19.17	$20.55	$17.99	$19.66
Total ReturnC,D	20.90%	(2.85)%	24.46%	8.58%	32.20%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.35%	1.37%	1.21%	1.22%	1.24%
Expenses net of fee waivers, if any	1.35%	1.37%	1.21%	1.22%	1.24%
Expenses net of all reductions	1.34%	1.36%	1.20%	1.22%	1.22%
Net investment income (loss)	(.66)%	(.58)%	(.67)%	(.62)%	(.26)%
Supplemental Data
Net assets, end of period (000 omitted)	$218,905	$176,988	$123,370	$88,822	$74,978
Portfolio turnover rateG	140%H	143%	156%	148%H	142%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Small Cap Growth Fund Class M

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$18.69	$20.08	$17.66	$19.38	$15.68
Income from Investment Operations
Net investment income (loss)A	(.19)	(.15)	(.17)	(.16)	(.09)
Net realized and unrealized gain (loss)	4.01	(.50)	4.13	1.66	4.82
Total from investment operations	3.82	(.65)	3.96	1.50	4.73
Distributions from net realized gain	(.16)	(.75)	(1.54)	(3.22)	(1.03)
Total distributions	(.16)	(.75)	(1.54)	(3.22)	(1.03)
Redemption fees added to paid in capitalA	–B	.01	–B	–B	–B
Net asset value, end of period	$22.35	$18.69	$20.08	$17.66	$19.38
Total ReturnC,D	20.57%	(3.14)%	24.10%	8.30%	31.87%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.62%	1.66%	1.49%	1.50%	1.49%
Expenses net of fee waivers, if any	1.62%	1.66%	1.48%	1.50%	1.49%
Expenses net of all reductions	1.61%	1.64%	1.47%	1.49%	1.48%
Net investment income (loss)	(.94)%	(.87)%	(.95)%	(.90)%	(.52)%
Supplemental Data
Net assets, end of period (000 omitted)	$64,034	$53,447	$52,667	$42,586	$34,686
Portfolio turnover rateG	140%H	143%	156%	148%H	142%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Small Cap Growth Fund Class C

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$17.52	$18.90	$16.78	$18.62	$15.16
Income from Investment Operations
Net investment income (loss)A	(.27)	(.22)	(.25)	(.25)	(.16)
Net realized and unrealized gain (loss)	3.74	(.48)	3.91	1.59	4.64
Total from investment operations	3.47	(.70)	3.66	1.34	4.48
Distributions from net realized gain	(.16)	(.69)	(1.54)	(3.18)	(1.02)
Total distributions	(.16)	(.69)	(1.54)	(3.18)	(1.02)
Redemption fees added to paid in capitalA	–B	.01	–B	–B	–B
Net asset value, end of period	$20.83	$17.52	$18.90	$16.78	$18.62
Total ReturnC,D	19.95%	(3.64)%	23.53%	7.70%	31.32%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.11%	2.16%	2.00%	2.01%	1.99%
Expenses net of fee waivers, if any	2.11%	2.16%	2.00%	2.00%	1.99%
Expenses net of all reductions	2.10%	2.14%	1.99%	2.00%	1.97%
Net investment income (loss)	(1.43)%	(1.37)%	(1.46)%	(1.41)%	(1.01)%
Supplemental Data
Net assets, end of period (000 omitted)	$102,669	$73,731	$55,671	$42,215	$32,756
Portfolio turnover rateG	140%H	143%	156%	148%H	142%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Small Cap Growth Fund

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$19.82	$21.20	$18.45	$20.07	$16.14
Income from Investment Operations
Net investment income (loss)A	(.09)	(.06)	(.07)	(.06)	.01
Net realized and unrealized gain (loss)	4.27	(.52)	4.36	1.71	4.98
Total from investment operations	4.18	(.58)	4.29	1.65	4.99
Distributions from net realized gain	(.16)	(.81)	(1.54)	(3.27)	(1.06)
Total distributions	(.16)	(.81)	(1.54)	(3.27)	(1.06)
Redemption fees added to paid in capitalA	–B	.01	–B	–B	–B
Net asset value, end of period	$23.84	$19.82	$21.20	$18.45	$20.07
Total ReturnC	21.22%	(2.63)%	24.91%	8.87%	32.74%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.08%	1.12%	.91%	.91%	.90%
Expenses net of fee waivers, if any	1.08%	1.12%	.91%	.90%	.90%
Expenses net of all reductions	1.07%	1.11%	.90%	.90%	.88%
Net investment income (loss)	(.40)%	(.33)%	(.37)%	(.31)%	.08%
Supplemental Data
Net assets, end of period (000 omitted)	$2,336,762	$1,580,264	$1,345,684	$1,069,105	$1,315,659
Portfolio turnover rateF	140%G	143%	156%	148%G	142%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Small Cap Growth Fund Class I

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$19.86	$21.24	$18.49	$20.10	$16.17
Income from Investment Operations
Net investment income (loss)A	(.08)	(.05)	(.07)	(.06)	.01
Net realized and unrealized gain (loss)	4.28	(.53)	4.36	1.72	4.98
Total from investment operations	4.20	(.58)	4.29	1.66	4.99
Distributions from net realized gain	(.16)	(.81)	(1.54)	(3.27)	(1.06)
Total distributions	(.16)	(.81)	(1.54)	(3.27)	(1.06)
Redemption fees added to paid in capitalA	–B	.01	–B	–B	–B
Net asset value, end of period	$23.90	$19.86	$21.24	$18.49	$20.10
Total ReturnC	21.28%	(2.62)%	24.85%	8.89%	32.65%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.06%	1.09%	.93%	.92%	.92%
Expenses net of fee waivers, if any	1.06%	1.09%	.93%	.92%	.92%
Expenses net of all reductions	1.05%	1.07%	.91%	.92%	.91%
Net investment income (loss)	(.38)%	(.30)%	(.39)%	(.32)%	.06%
Supplemental Data
Net assets, end of period (000 omitted)	$390,032	$163,696	$97,897	$51,607	$51,158
Portfolio turnover rateF	140%G	143%	156%	148%G	142%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Small Cap Growth Fund Class Z

Years ended July 31,	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$21.39
Income from Investment Operations
Net investment income (loss)B	(.05)
Net realized and unrealized gain (loss)	2.57
Total from investment operations	2.52
Distributions from net realized gain	–
Redemption fees added to paid in capitalB	–C
Net asset value, end of period	$23.91
Total ReturnD,E	11.78%
Ratios to Average Net AssetsF,G
Expenses before reductions	.90%H
Expenses net of fee waivers, if any	.90%H
Expenses net of all reductions	.89%H
Net investment income (loss)	(.44)%H
Supplemental Data
Net assets, end of period (000 omitted)	$18,447
Portfolio turnover rateI	140%J

 A For the period February 1, 2017 (commencement of sale of shares) to July 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2017

1. Organization.

Fidelity Small Cap Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The fund commenced sale of Class Z shares on February 1, 2017. The Fund offers Class A, Class M (formerly Class T), Class C, Small Cap Growth, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period August 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), redemptions in kind, partnerships, net operating losses and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$591,159,533
Gross unrealized depreciation	(101,117,554)
Net unrealized appreciation (depreciation) on securities	$490,041,979
Tax Cost	$2,867,280,004

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$171,408,577
Net unrealized appreciation (depreciation) on securities and other investments	$488,570,993

The tax character of distributions paid was as follows:

	July 31, 2017	July 31, 2016
Ordinary Income	$–	$ 18,282,031
Long-term Capital Gains	17,131,591	53,112,879
Total	$17,131,591	$ 71,394,910

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $4,146,325,898 and $3,532,309,947, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Small Cap Growth as compared to its benchmark index, the Russell 2000 Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .82% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$486,955	$8,367
Class M	.25%	.25%	288,504	–
Class C	.75%	.25%	861,080	199,816
			$1,636,539	$208,183

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$138,593
Class M	13,586
Class C(a)	8,955
$161,134

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$454,345.23
Class M	148,406.26
Class C	213,939.25
Small Cap Growth	4,327,617.22
Class I	494,782.20
Class Z	1,091	.05(a)
	$5,640,180

 (a) Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $186,165 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$6,682,200	1.00%	$1,851

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Redemptions In-Kind. During the period, 3,120,161 shares of the Fund held by an affiliated entity were redeemed in kind for investments and cash with a value of $74,384,639. The net realized gain of $18,817,235 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $7,941 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $12,992,370. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds and includes $47,135 from securities loaned to FCM.

8. Expense Reductions.

The investment adviser voluntarily agreed to reimburse Class A, Class M, Class C, Small Cap Growth and Class I operating expenses. During the period, this reimbursement reduced expenses as follows:

Reimbursement
Class A	$1,211
Class M	363
Class C	569
Small Cap Growth	12,944
Class I	1,888
$16,975

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $215,337 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2,832.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $21,197.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2017	Year ended July 31, 2016
From net realized gain
Class A	$1,450,853	$5,181,395
Class M	443,203	2,020,848
Class B	–	78,117
Class C	670,953	2,268,668
Small Cap Growth	13,079,834	57,632,579
Class I	1,486,748	4,213,303
Total	$17,131,591	$71,394,910

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2017(a)	Year ended July 31, 2016	Year ended July 31, 2017 (a)	Year ended July 31, 2016
Class A
Shares sold	5,020,720	6,059,144	$104,451,830	$108,304,433
Reinvestment of distributions	72,980	264,882	1,418,726	5,002,119
Shares redeemed	(4,804,338)	(3,093,782)	(100,455,311)	(54,332,348)
Net increase (decrease)	289,362	3,230,244	$5,415,245	$58,974,204
Class M
Shares sold	722,906	1,018,603	$14,585,563	$17,852,650
Reinvestment of distributions	23,093	107,630	437,379	1,987,314
Shares redeemed	(740,353)	(889,426)	(14,879,815)	(15,500,757)
Net increase (decrease)	5,646	236,807	$143,127	$4,339,207
Class B
Shares sold	–	7,282	$–	$117,958
Reinvestment of distributions	–	4,376	–	76,516
Shares redeemed	–	(135,765)	–	(2,219,722)
Net increase (decrease)	–	(124,107)	$–	$(2,025,248)
Class C
Shares sold	1,684,413	2,069,867	$31,979,652	$34,466,250
Reinvestment of distributions	36,440	125,336	645,354	2,178,654
Shares redeemed	(1,001,342)	(932,892)	(18,971,580)	(14,941,204)
Net increase (decrease)	719,511	1,262,311	$13,653,426	$21,703,700
Small Cap Growth
Shares sold	46,489,671	42,088,501	$1,008,614,407	$782,706,842
Reinvestment of distributions	624,373	2,848,706	12,562,394	55,506,569
Shares redeemed	(28,815,440)(b)	(28,683,713)	(638,181,914)(b)	(518,831,831)
Net increase (decrease)	18,298,604	16,253,494	$382,994,887	$319,381,580
Class I
Shares sold	11,204,169	7,438,237	$245,745,969	$136,356,812
Reinvestment of distributions	68,251	199,940	1,376,613	3,903,639
Shares redeemed	(3,191,470)	(4,006,778)	(69,277,095)	(72,699,262)
Net increase (decrease)	8,080,950	3,631,399	$177,845,487	$67,561,189
Class Z
Shares sold	782,917	–	$18,185,267	$–
Shares redeemed	(11,517)	–	(271,781)	–
Net increase (decrease)	771,400	–	$17,913,486	$–

 (a) Share transactions for Class Z are for the period February 1, 2017 (commencement of sale of shares) to July 31, 2017

 (b) Amount includes in-kind redemptions (see the Redemptions In-Kind note for additional details)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Growth Fund (a fund of Fidelity Securities Fund) as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Small Cap Growth Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31,2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
September 13, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 142 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2017 to July 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2017	Ending Account Value July 31, 2017	Expenses Paid During Period-B February 1, 2017 to July 31, 2017
Class A	1.34%
Actual		$1,000.00	$1,117.10	$7.03
Hypothetical-C		$1,000.00	$1,018.15	$6.71
Class M	1.61%
Actual		$1,000.00	$1,115.80	$8.45
Hypothetical-C		$1,000.00	$1,016.81	$8.05
Class C	2.10%
Actual		$1,000.00	$1,112.70	$11.00
Hypothetical-C		$1,000.00	$1,014.38	$10.49
Small Cap Growth	1.07%
Actual		$1,000.00	$1,118.70	$5.62
Hypothetical-C		$1,000.00	$1,019.49	$5.36
Class I	1.05%
Actual		$1,000.00	$1,118.90	$5.52
Hypothetical-C		$1,000.00	$1,019.59	$5.26
Class Z	.90%
Actual		$1,000.00	$1,117.80	$4.73
Hypothetical-C		$1,000.00	$1,020.33	$4.51

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Small Cap Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Small Cap Growth Fund
Class A	09/11/2017	09/08/2017	$1.267
Class M	09/11/2017	09/08/2017	$1.267
Class C	09/11/2017	09/08/2017	$1.267
Small Cap Growth	09/11/2017	09/08/2017	$1.267
Class I	09/11/2017	09/08/2017	$1.267
Class Z	09/11/2017	09/08/2017	$1.267

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2017, $201,213,183, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Small Cap Growth Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Small Cap Growth Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking. The Board noted that the comparisons for 2015 and 2016 reflect a revised Total Mapped Group that no longer includes funds with micro-cap objectives and that FMR believes this Total Mapped Group is a more appropriate comparison because the fund does not have a micro-cap objective.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of the retail class ranked below the competitive median for 2016 and the total expense ratio of each of Class A, Class M (formerly Class T), Class C, and Class I ranked above the competitive median for 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the total expense ratio of Class C was above the competitive median primarily because of its 12b-1 fees. The Board noted that, although Class I is categorized by Lipper as an institutional class, Class I has a significantly lower investment minimum than most other funds and classes categorized as institutional. As a result, FMR believes Class I is generally more comparable to retail funds and classes. The Board considered that, when compared to retail funds and classes, Class I would not be above the competitive median for 2016. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity® Growth & Income Portfolio Annual Report July 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2017	Past 1 year	Past 5 years	Past 10 years
Fidelity® Growth & Income Portfolio	17.48%	13.96%	3.94%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth & Income Portfolio, a class of the fund, on July 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$14,711	Fidelity® Growth & Income Portfolio
$21,073	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.04% for the year ending July 31, 2017, rising sharply following the November election and continuing to rally through the end of February on optimism for President Trump's pro-business agenda. Equity markets leveled off, however, as the fledgling administration faced the first test of its domestic agenda. Stocks reacted with uncertainty to efforts by Congress in March to repeal and replace the Affordable Care Act, and then reverted upward through July 31. Growth stocks surged ahead of value, while small-caps' advantage over large-caps narrowed. Sector-wise, financials (+36%) fared best, riding an uptick in bond yields and a surge in banks, particularly post-election. Information technology gained 29%, as a handful of major index constituents posted stellar returns. Industrials (+18%) was boosted by a call for increased infrastructure spending. Consumer discretionary (+14%) slightly lagged the broader market because brick-and-mortar retailers continued to suffer from increased online competition. Energy (0%) was hurt by low oil prices. Utilities (+6%), consumer staples (+4%), telecommunication services (-7%) and real estate (-2%) all struggled amid an improved backdrop for riskier assets that curbed demand for dividend-rich sectors, as well as the likelihood of further interest rate hikes later in 2017.

Comments from Portfolio Manager Matthew Fruhan:  For the fiscal year, the fund’s share classes gained about 17.5%, topping the return of the S&P 500® index. The fund’s outperformance of the benchmark partly reflected my long-term, valuation-conscious focus. Versus the benchmark, favorable positioning in the financials sector – especially a sizable overweight in banks – contributed the most. Here, the fund benefited from overweights in Bank of America, Citigroup and JPMorgan Chase, all among the fund’s largest holdings throughout the period. Various regional banks also boosted our result. Results were mixed in energy, where strong stock picking – led by a lack of a position in large benchmark component Exxon Mobil (-7%) – partly was offset by an unhelpful overweight in this lagging category. On the negative side, poor stock selection and a large underweight in the strong-performing information technology sector hampered results. On an individual basis, the fund was hurt the most by an overweight in Israel-based drug manufacturer Teva, whose management team made a number of decisions I found questionable and that appeared to weigh on the stock. Due to Teva’s extremely low valuation, I maintained the fund’s position at period end. Another notable laggard was industrial conglomerate General Electric, one of the fund’s largest holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.(a)	3.6	3.5
JPMorgan Chase & Co.(a)	3.4	3.5
Bank of America Corp.(a)	3.4	3.2
Citigroup, Inc.(a)	3.4	2.5
Apple, Inc.	2.8	3.2
General Electric Co.	2.3	2.6
State Street Corp.(a)	2.1	1.7
Comcast Corp. Class A	1.9	2.0
Alphabet, Inc. Class A	1.9	1.7
Wells Fargo & Co.	1.8	1.7
	26.6

 (a) Security or a portion of the security is pledged as collateral for call options written.

Top Five Market Sectors as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.2	22.7
Information Technology	17.0	16.8
Health Care	13.9	12.7
Energy	13.0	13.0
Industrials	11.5	11.9

Asset Allocation (% of fund's net assets)

As of July 31, 2017*,**
Stocks	99.3%
Convertible Securities	0.5%
Other Investments	0.2%

 * Foreign investments - 10.6%

 ** Written options - (0.1)%

As of January 31, 2017*,**
Stocks	96.9%
Convertible Securities	1.2%
Other Investments	0.2%
Short-Term Investments and Net Other Assets (Liabilities)	1.7%

 * Foreign investments - 9.7%

 ** Written options - (0.1)%

Investments July 31, 2017

Showing Percentage of Net Assets

Common Stocks - 99.3%
		Shares	Value (000s)
CONSUMER DISCRETIONARY - 6.4%
Automobiles - 0.1%
General Motors Co.		217,500	$7,826
Hotels, Restaurants & Leisure - 0.2%
Cedar Fair LP (depositary unit)		37,800	2,625
DineEquity, Inc.		119,400	4,912
Dunkin' Brands Group, Inc.		57,800	3,065
Marriott International, Inc. Class A		15,500	1,615
			12,217
Media - 3.8%
Comcast Corp. Class A		3,472,000	140,442
Omnicom Group, Inc.		51,200	4,031
Scripps Networks Interactive, Inc. Class A		291,789	25,505
The Walt Disney Co.		440,500	48,424
Time Warner, Inc.		403,317	41,308
Viacom, Inc. Class B (non-vtg.)		366,900	12,812
			272,522
Multiline Retail - 0.8%
Dollar General Corp.		147,200	11,064
Target Corp.		772,775	43,793
			54,857
Specialty Retail - 1.4%
L Brands, Inc.		569,600	26,424
Lowe's Companies, Inc.		757,679	58,644
TJX Companies, Inc.		284,400	19,996
			105,064
Textiles, Apparel & Luxury Goods - 0.1%
VF Corp.		169,300	10,529

TOTAL CONSUMER DISCRETIONARY			463,015

CONSUMER STAPLES - 7.5%
Beverages - 2.8%
Coca-Cola European Partners PLC		139,200	6,018
Dr. Pepper Snapple Group, Inc.		219,300	19,991
Molson Coors Brewing Co. Class B		534,500	47,560
PepsiCo, Inc.		157,414	18,356
The Coca-Cola Co.		2,373,003	108,778
			200,703
Food & Staples Retailing - 1.8%
Costco Wholesale Corp.		20,100	3,186
CVS Health Corp.		635,304	50,780
Kroger Co.		1,320,900	32,388
Wal-Mart Stores, Inc.		543,900	43,507
			129,861
Food Products - 0.2%
B&G Foods, Inc. Class A		245,900	8,914
Snyders-Lance, Inc.		90,700	3,155
			12,069
Household Products - 1.6%
Procter & Gamble Co.		1,301,315	118,185
Personal Products - 0.6%
Coty, Inc. Class A		794,600	16,273
Edgewell Personal Care Co. (a)		75,400	5,444
Unilever NV (NY Reg.)		358,800	20,871
			42,588
Tobacco - 0.5%
Altria Group, Inc.		607,700	39,482

TOTAL CONSUMER STAPLES			542,888

ENERGY - 12.8%
Energy Equipment & Services - 1.0%
Baker Hughes, a GE Co.		336,000	12,395
National Oilwell Varco, Inc.		579,200	18,946
Oceaneering International, Inc.		776,800	19,925
Schlumberger Ltd.		272,132	18,668
			69,934
Oil, Gas & Consumable Fuels - 11.8%
Amyris, Inc. (a)(b)		846,919	3,430
Anadarko Petroleum Corp.		274,200	12,523
Apache Corp.		1,201,068	59,429
Cabot Oil & Gas Corp.		1,212,000	30,142
Cenovus Energy, Inc.		4,463,700	37,485
Chevron Corp.		1,176,596	128,473
ConocoPhillips Co.		2,837,500	128,737
Golar LNG Ltd.		637,900	15,188
Imperial Oil Ltd.		1,346,000	38,628
Kinder Morgan, Inc.		3,100,000	63,333
Legacy Reserves LP (a)		1,099,168	1,407
Phillips 66 Co.		68,500	5,737
Plains All American Pipeline LP		193,100	5,092
PrairieSky Royalty Ltd.		479,773	11,914
Suncor Energy, Inc.		3,907,650	127,471
Teekay LNG Partners LP		477,300	8,997
The Williams Companies, Inc.		3,759,972	119,492
Valero Energy Corp.		32,000	2,207
Williams Partners LP		1,335,085	55,313
			854,998

TOTAL ENERGY			924,932

FINANCIALS - 24.2%
Banks - 16.0%
Bank of America Corp. (c)		10,103,856	243,705
Citigroup, Inc. (c)		3,552,530	243,171
Comerica, Inc.		258,300	18,678
JPMorgan Chase & Co. (c)		2,659,892	244,178
M&T Bank Corp.		105,100	17,147
PNC Financial Services Group, Inc.		477,554	61,509
Regions Financial Corp. (c)		2,176,600	31,778
SunTrust Banks, Inc.		1,565,266	89,674
U.S. Bancorp		1,442,773	76,150
Wells Fargo & Co.		2,430,541	131,103
			1,157,093
Capital Markets - 7.6%
Apollo Global Management LLC Class A		549,800	15,449
CBOE Holdings, Inc.		303,100	28,652
Charles Schwab Corp. (c)		1,093,743	46,922
Federated Investors, Inc. Class B (non-vtg.)		24,900	718
Goldman Sachs Group, Inc.		114,600	25,823
KKR & Co. LP		2,698,943	52,306
Morgan Stanley (c)		1,281,797	60,116
Northern Trust Corp.		755,864	66,146
Oaktree Capital Group LLC Class A		271,200	13,126
S&P Global, Inc.		209,000	32,100
State Street Corp. (c)		1,643,627	153,235
TD Ameritrade Holding Corp.		56,000	2,561
The Blackstone Group LP		1,585,300	53,028
			550,182
Insurance - 0.3%
Marsh & McLennan Companies, Inc.		336,307	26,222
Thrifts & Mortgage Finance - 0.3%
MGIC Investment Corp. (a)		244,500	2,853
Radian Group, Inc.		996,368	17,357
			20,210

TOTAL FINANCIALS			1,753,707

HEALTH CARE - 13.6%
Biotechnology - 3.2%
Alexion Pharmaceuticals, Inc. (a)		283,400	38,922
Amgen, Inc.		641,803	112,001
Biogen, Inc. (a)		69,800	20,213
Gilead Sciences, Inc.		422,400	32,140
Intercept Pharmaceuticals, Inc. (a)		81,426	9,537
Shire PLC sponsored ADR		98,000	16,419
Vertex Pharmaceuticals, Inc. (a)		15,800	2,399
			231,631
Health Care Equipment & Supplies - 1.9%
Becton, Dickinson & Co.		20,100	4,048
Boston Scientific Corp. (a)		553,600	14,737
Fisher & Paykel Healthcare Corp.		401,710	3,309
Medtronic PLC		857,030	71,965
Meridian Bioscience, Inc.		84,600	1,146
ResMed, Inc.		100,600	7,758
Steris PLC		61,900	5,067
Zimmer Biomet Holdings, Inc.		221,810	26,910
			134,940
Health Care Providers & Services - 2.9%
Aetna, Inc.		82,800	12,777
Anthem, Inc.		218,400	40,668
Cardinal Health, Inc.		73,500	5,679
Cigna Corp.		229,000	39,745
Humana, Inc.		112,500	26,010
McKesson Corp.		254,987	41,275
Patterson Companies, Inc.		402,270	16,783
UnitedHealth Group, Inc.		137,000	26,278
			209,215
Life Sciences Tools & Services - 0.1%
Agilent Technologies, Inc.		104,900	6,272
Pharmaceuticals - 5.5%
Allergan PLC		50,200	12,667
AstraZeneca PLC sponsored ADR		435,700	13,149
Bayer AG		91,100	11,556
Bristol-Myers Squibb Co.		796,800	45,338
GlaxoSmithKline PLC sponsored ADR		2,757,722	111,743
Innoviva, Inc. (a)		243,800	3,345
Johnson & Johnson		948,169	125,841
Novartis AG sponsored ADR		35,844	3,054
Sanofi SA		240,497	22,917
Teva Pharmaceutical Industries Ltd. sponsored ADR		1,630,320	52,447
			402,057

TOTAL HEALTH CARE			984,115

INDUSTRIALS - 11.4%
Aerospace & Defense - 2.3%
General Dynamics Corp.		97,500	19,142
Meggitt PLC		245,568	1,630
Rolls-Royce Holdings PLC		1,399,700	16,400
The Boeing Co.		168,489	40,852
United Technologies Corp.		737,582	87,455
			165,479
Air Freight & Logistics - 1.6%
C.H. Robinson Worldwide, Inc. (b)		460,700	30,222
Expeditors International of Washington, Inc.		308,300	18,153
United Parcel Service, Inc. Class B		651,304	71,832
			120,207
Commercial Services & Supplies - 0.1%
KAR Auction Services, Inc.		114,700	4,822
Ritchie Brothers Auctioneers, Inc.		158,700	4,481
			9,303
Construction & Engineering - 0.1%
Fluor Corp.		107,400	4,664
Electrical Equipment - 0.7%
Acuity Brands, Inc.		57,500	11,652
AMETEK, Inc.		354,500	21,830
Hubbell, Inc. Class B		180,639	21,458
			54,940
Industrial Conglomerates - 2.3%
General Electric Co.		6,492,580	166,275
Machinery - 0.8%
Burckhardt Compression Holding AG (b)		12,950	3,847
Donaldson Co., Inc.		195,100	9,265
Flowserve Corp.		600,700	24,707
IMI PLC		51,100	811
Snap-On, Inc.		24,200	3,732
Wabtec Corp. (b)		194,300	14,642
			57,004
Professional Services - 0.4%
Intertrust NV		438,800	7,535
Nielsen Holdings PLC		445,600	19,165
			26,700
Road & Rail - 2.4%
CSX Corp.		1,352,220	66,719
J.B. Hunt Transport Services, Inc.		585,140	53,078
Norfolk Southern Corp.		268,499	30,228
Union Pacific Corp.		206,600	21,272
			171,297
Trading Companies & Distributors - 0.7%
Fastenal Co.		403,400	17,330
Howden Joinery Group PLC		228,700	1,282
W.W. Grainger, Inc. (b)		8,700	1,451
Watsco, Inc.		186,492	28,117
			48,180

TOTAL INDUSTRIALS			824,049

INFORMATION TECHNOLOGY - 17.0%
Communications Equipment - 1.5%
Cisco Systems, Inc. (c)		3,380,852	106,328
Electronic Equipment & Components - 0.1%
Avnet, Inc.		115,100	4,418
Philips Lighting NV		129,100	4,906
			9,324
Internet Software & Services - 3.4%
Alphabet, Inc.:
Class A (a)		147,807	139,752
Class C (a)		118,336	110,112
			249,864
IT Services - 3.8%
Accenture PLC Class A		142,500	18,357
Amdocs Ltd.		142,900	9,599
Cognizant Technology Solutions Corp. Class A		43,200	2,995
MasterCard, Inc. Class A		460,800	58,890
Paychex, Inc.		1,217,052	70,406
Unisys Corp. (a)(b)		1,314,818	16,830
Visa, Inc. Class A		958,384	95,417
			272,494
Semiconductors & Semiconductor Equipment - 1.6%
Qualcomm, Inc.		2,144,646	114,074
United Microelectronics Corp. sponsored ADR		303,500	686
			114,760
Software - 3.8%
Microsoft Corp. (c)		3,569,199	259,484
Oracle Corp.		263,753	13,169
SAP AG sponsored ADR (b)		48,800	5,165
			277,818
Technology Hardware, Storage & Peripherals - 2.8%
Apple, Inc.		1,364,394	202,926
Western Digital Corp.		5,900	502
			203,428

TOTAL INFORMATION TECHNOLOGY			1,234,016

MATERIALS - 3.1%
Chemicals - 2.5%
CF Industries Holdings, Inc.		614,500	18,036
E.I. du Pont de Nemours & Co.		238,946	19,644
LyondellBasell Industries NV Class A		435,000	39,189
Monsanto Co.		415,315	48,517
Potash Corp. of Saskatchewan, Inc.		1,852,700	33,138
The Scotts Miracle-Gro Co. Class A		36,400	3,494
W.R. Grace & Co.		270,100	18,626
			180,644
Containers & Packaging - 0.6%
Ball Corp.		478,400	20,045
Graphic Packaging Holding Co.		76,600	1,010
WestRock Co.		350,000	20,097
			41,152
Metals & Mining - 0.0%
Reliance Steel & Aluminum Co.		35,200	2,547

TOTAL MATERIALS			224,343

REAL ESTATE - 1.0%
Equity Real Estate Investment Trusts (REITs) - 1.0%
American Tower Corp.		89,700	12,229
CoreSite Realty Corp.		28,000	3,040
Crown Castle International Corp.		321,600	32,347
First Potomac Realty Trust		55,018	612
Omega Healthcare Investors, Inc. (b)		134,800	4,258
Public Storage		88,200	18,131
Sabra Health Care REIT, Inc.		210,700	4,888
			75,505
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 1.2%
Verizon Communications, Inc.		1,717,574	83,131
UTILITIES - 1.1%
Electric Utilities - 1.0%
Exelon Corp.		1,795,500	68,839
PPL Corp.		212,900	8,160
			76,999
Multi-Utilities - 0.1%
Public Service Enterprise Group, Inc.		134,500	6,048

TOTAL UTILITIES			83,047

TOTAL COMMON STOCKS
(Cost $6,152,294)			7,192,748

Preferred Stocks - 0.4%
Convertible Preferred Stocks - 0.4%
HEALTH CARE - 0.2%
Health Care Equipment & Supplies - 0.2%
Becton, Dickinson & Co. Series A 6.125%		210,900	11,787
INDUSTRIALS - 0.1%
Commercial Services & Supplies - 0.1%
Stericycle, Inc. 2.25%		178,879	11,377
UTILITIES - 0.1%
Independent Power and Renewable Electricity Producers - 0.1%
Dynegy, Inc. 7.00%		66,200	4,224

TOTAL CONVERTIBLE PREFERRED STOCKS			27,388

Nonconvertible Preferred Stocks - 0.0%
INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
Rolls-Royce Holdings PLC (C Shares)		258,763,980	341
TOTAL PREFERRED STOCKS
(Cost $30,995)			27,729
		Principal Amount (000s)	Value (000s)

Convertible Bonds - 0.1%
HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
Bayer Capital Corp. BV 5.625% 11/22/19 (d)	EUR
(Cost $7,157)		EUR 6,700	9,269
		Shares	Value (000s)

Other - 0.2%
Energy - 0.2%
Oil, Gas & Consumable Fuels – 0.2%
Utica Shale Drilling Program (non-operating revenue interest) (e)(f)
(Cost $12,035)		12,034,966	12,035

Money Market Funds - 0.8%
Fidelity Securities Lending Cash Central Fund 1.11% (g)(h)
(Cost $62,402)		62,393,413	62,400
TOTAL INVESTMENT PORTFOLIO - 100.8%
(Cost $6,264,883)			7,304,181
NET OTHER ASSETS (LIABILITIES) - (0.8)%			(58,130)
NET ASSETS - 100%			$7,246,051

Written Options
	Expiration Date/Exercise Price	Number of Contracts	Premium (000s)	Value (000s)
Call Options
Bank of America Corp.	8/18/17 - $26.00	10,104	$172	$(15)
Bank of America Corp.	9/15/17 - $27.00	10,027	216	(25)
Charles Schwab Corp.	9/15/17 - $46.00	1,676	127	(38)
Cisco Systems, Inc.	10/20/17 - $33.00	3,407	194	(109)
Citigroup, Inc.	8/18/17 - $65.00	6,864	949	(2,402)
Citigroup, Inc.	9/15/17 - $70.00	3,424	452	(312)
JPMorgan Chase & Co.	8/18/17 - $90.00	2,682	255	(629)
JPMorgan Chase & Co.	9/15/17 - $97.50	2,628	357	(67)
Microsoft Corp.	8/18/17 - $77.50	3,574	159	(11)
Morgan Stanley	9/15/17 - $48.00	1,858	163	(155)
Regions Financial Corp.	8/18/17 - $16.00	1,992	28	(2)
State Street Corp.	8/18/17 - $85.00	2,418	332	(2,055)
State Street Corp.	11/17/17 - $97.50	1,609	340	(336)
TOTAL WRITTEN OPTIONS			$3,744	$(6,156)

Currency Abbreviations

EUR – European Monetary Unit

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $260,777,000.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $9,269,000 or 0.1% of net assets.

 (e) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $12,035,000 or 0.2% of net assets.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Utica Shale Drilling Program (non-operating revenue interest)	10/5/16 - 11/4/16	$12,035

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$336
Fidelity Securities Lending Cash Central Fund	320
Total	$656

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$463,015	$463,015	$--	$--
Consumer Staples	542,888	542,888	--	--
Energy	924,932	924,932	--	--
Financials	1,753,707	1,753,707	--	--
Health Care	995,902	961,198	34,704	--
Industrials	835,767	807,990	27,777	--
Information Technology	1,234,016	1,234,016	--	--
Materials	224,343	224,343	--	--
Real Estate	75,505	75,505	--	--
Telecommunication Services	83,131	83,131	--	--
Utilities	87,271	83,047	4,224	--
Corporate Bonds	9,269	--	9,269	--
Other	12,035	--	--	12,035
Money Market Funds	62,400	62,400	--	--
Total Investments in Securities:	$7,304,181	$7,216,172	$75,974	$12,035
Derivative Instruments:
Liabilities
Written Options	$(6,156)	$(6,156)	$--	$--
Total Liabilities	$(6,156)	$(6,156)	$--	$--
Total Derivative Instruments:	$(6,156)	$(6,156)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2017. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
(Amounts in thousands)
Equity Risk
Written Options(a)	$0	$(6,156)
Total Equity Risk	0	(6,156)
Total Value of Derivatives	$0	$(6,156)

 (a) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.4%
Canada	3.5%
United Kingdom	2.4%
Ireland	1.5%
Netherlands	1.1%
Others (Individually Less Than 1%)	2.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2017
Assets
Investment in securities, at value (including securities loaned of $61,277) — See accompanying schedule: Unaffiliated issuers (cost $6,202,481)	$7,241,781
Fidelity Central Funds (cost $62,402)	62,400
Total Investments (cost $6,264,883)		$7,304,181
Cash		1
Restricted cash		237
Receivable for investments sold		26,010
Receivable for fund shares sold		1,192
Dividends receivable		8,186
Interest receivable		38
Distributions receivable from Fidelity Central Funds		28
Other receivables		824
Total assets		7,340,697
Liabilities
Payable for investments purchased	$671
Payable for fund shares redeemed	8,283
Accrued management fee	2,682
Notes payable to affiliates	12,610
Written options, at value (premium received $3,744)	6,156
Other affiliated payables	963
Other payables and accrued expenses	881
Collateral on securities loaned	62,400
Total liabilities		94,646
Net Assets		$7,246,051
Net Assets consist of:
Paid in capital		$7,890,939
Undistributed net investment income		12,195
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,693,946)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,036,863
Net Assets		$7,246,051
Growth and Income:
Net Asset Value, offering price and redemption price per share ($6,355,981 ÷ 179,992 shares)		$35.31
Class K:
Net Asset Value, offering price and redemption price per share ($890,070 ÷ 25,228 shares)		$35.28

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended July 31, 2017
Investment Income
Dividends		$169,045
Interest		1,469
Income from Fidelity Central Funds		656
Total income		171,170
Expenses
Management fee	$30,947
Transfer agent fees	10,109
Accounting and security lending fees	1,169
Custodian fees and expenses	150
Independent trustees' fees and expenses	28
Appreciation in deferred trustee compensation account	2
Registration fees	113
Audit	92
Legal	28
Interest	1
Miscellaneous	56
Total expenses before reductions	42,695
Expense reductions	(131)	42,564
Net investment income (loss)		128,606
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	544,417
Fidelity Central Funds	51
Foreign currency transactions	(54)
Written options	10,661
Total net realized gain (loss)		555,075
Change in net unrealized appreciation (depreciation) on: Unaffiliated Investment securities	426,360
Assets and liabilities in foreign currencies	12
Written options	(1,592)
Total change in net unrealized appreciation (depreciation)		424,780
Net gain (loss)		979,855
Net increase (decrease) in net assets resulting from operations		$1,108,461

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2017	Year ended July 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$128,606	$130,340
Net realized gain (loss)	555,075	409,570
Change in net unrealized appreciation (depreciation)	424,780	(566,940)
Net increase (decrease) in net assets resulting from operations	1,108,461	(27,030)
Distributions to shareholders from net investment income	(97,619)	(127,549)
Distributions to shareholders from net realized gain	–	(2,644)
Total distributions	(97,619)	(130,193)
Share transactions - net increase (decrease)	(57,861)	(973,902)
Total increase (decrease) in net assets	952,981	(1,131,125)
Net Assets
Beginning of period	6,293,070	7,424,195
End of period	$7,246,051	$6,293,070
Other Information
Undistributed net investment income end of period	$12,195	$–
Distributions in excess of net investment income end of period	$–	$(6,075)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Growth & Income Portfolio

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$30.48	$30.85	$29.02	$25.66	$20.13
Income from Investment Operations
Net investment income (loss)A	.61	.59	.55	.51	.46
Net realized and unrealized gain (loss)	4.68	(.37)	1.82B	3.35	5.54
Total from investment operations	5.29	.22	2.37	3.86	6.00
Distributions from net investment income	(.46)	(.58)	(.54)	(.50)	(.44)
Distributions from net realized gain	–	(.01)	–	(.01)	(.03)
Total distributions	(.46)	(.59)	(.54)	(.50)C	(.47)
Net asset value, end of period	$35.31	$30.48	$30.85	$29.02	$25.66
Total ReturnD	17.48%	.88%	8.23%B	15.16%	30.15%
Ratios to Average Net AssetsE,F
Expenses before reductions	.63%	.64%	.64%	.65%	.68%
Expenses net of fee waivers, if any	.63%	.64%	.63%	.65%	.68%
Expenses net of all reductions	.63%	.64%	.63%	.65%	.67%
Net investment income (loss)	1.84%	2.05%	1.83%	1.86%	2.04%
Supplemental Data
Net assets, end of period (in millions)	$6,356	$5,529	$6,563	$6,550	$6,060
Portfolio turnover rateG	37%	29%	35%	41%H	49%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.06 per share. Excluding these litigation proceeds, the total return would have been 8.03%

 C Total distributions of $.50 per share is comprised of distributions from net investment income of $.495 and distributions from net realized gain of $.006 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Growth & Income Portfolio Class K

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$30.46	$30.82	$29.00	$25.64	$20.12
Income from Investment Operations
Net investment income (loss)A	.65	.62	.59	.54	.50
Net realized and unrealized gain (loss)	4.67	(.35)	1.81B	3.36	5.52
Total from investment operations	5.32	.27	2.40	3.90	6.02
Distributions from net investment income	(.50)	(.62)	(.58)	(.53)	(.47)
Distributions from net realized gain	–	(.01)	–	(.01)	(.03)
Total distributions	(.50)	(.63)	(.58)	(.54)	(.50)
Net asset value, end of period	$35.28	$30.46	$30.82	$29.00	$25.64
Total ReturnC	17.60%	1.04%	8.34%B	15.32%	30.28%
Ratios to Average Net AssetsD,E
Expenses before reductions	.52%	.52%	.52%	.52%	.53%
Expenses net of fee waivers, if any	.52%	.52%	.52%	.52%	.53%
Expenses net of all reductions	.52%	.52%	.52%	.52%	.52%
Net investment income (loss)	1.95%	2.17%	1.95%	1.99%	2.19%
Supplemental Data
Net assets, end of period (in millions)	$890	$765	$862	$960	$1,016
Portfolio turnover rateF	37%	29%	35%	41%G	49%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.06 per share. Excluding these litigation proceeds, the total return would have been 8.14%

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2017
(Amounts in thousands except percentages)

1. Organization.

Fidelity Growth & Income Portfolio (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth & Income and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, certain conversion ratio adjustments, equity-debt classifications, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$1,475,632
Gross unrealized depreciation	(407,693)
Net unrealized appreciation (depreciation) on securities	$1,067,939
Tax Cost	$6,236,242

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$34,515
Capital loss carryforward	$(1,723,247)
Net unrealized appreciation (depreciation) on securities and other investments	$1,044,353

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2018	$(1,723,247)

The tax character of distributions paid was as follows:

	July 31, 2017	July 31, 2016
Ordinary Income	$97,619	$ 130,193

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $12,272 in this Subsidiary, representing .17% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiary is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as options, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Counterparty credit risk related to exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded and OTC written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are reflected separately on the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options".

During the period, the Fund recognized net realized gain (loss) of $10,661 and a change in net unrealized appreciation (depreciation) of $(1,592) related to its investment in written options. This amount is included in the Statement of Operations.

The following is a summary of the Fund's written options activity:

	Number of Contracts	Amount of Premiums
Outstanding at beginning of period	27	$2,399
Options Opened	304	22,643
Options Exercised	(106)	(8,537)
Options Closed	(76)	(5,375)
Options Expired	(97)	(7,386)
Outstanding at end of period	52	$3,744

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,569,922 and $2,563,293, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .45% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth & Income, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Growth and Income	$9,709.16
Class K	400.05
	$10,109

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $50 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable to affiliates" in the Fund's Statement of Assets and Liabilities. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$8,935	1.34%	$1

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $22 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $320, including $20 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $67 for the period.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $63.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2017	Year ended July 31, 2016
From net investment income
Growth and Income	$84,860	$110,877
Class K	12,759	16,672
Total	$97,619	$127,549
From net realized gain
Growth and Income	$–	$2,314
Class K	–	330
Total	$–	$2,644

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2017	Year ended July 31, 2016	Year ended July 31, 2017	Year ended July 31, 2016
Growth and Income
Shares sold	18,794	4,968	$607,315	$141,986
Reinvestment of distributions	2,473	3,798	80,649	107,836
Shares redeemed	(22,631)	(40,154)	(748,252)	(1,140,777)
Net increase (decrease)	(1,364)	(31,388)	$(60,288)	$(890,955)
Class K
Shares sold	7,100	3,725	$234,427	$105,617
Reinvestment of distributions	391	599	12,759	17,002
Shares redeemed	(7,363)	(7,177)	(244,759)	(205,566)
Net increase (decrease)	128	(2,853)	$2,427	$(82,947)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Growth & Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Growth & Income Portfolio (a fund of Fidelity Securities Fund) as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Growth & Income Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
September 13, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 142 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2017 to July 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2017	Ending Account Value July 31, 2017	Expenses Paid During Period-B February 1, 2017 to July 31, 2017
Growth and Income	.62%
Actual		$1,000.00	$1,066.20	$3.18
Hypothetical-C		$1,000.00	$1,021.72	$3.11
Class K	.51%
Actual		$1,000.00	$1,066.80	$2.61
Hypothetical-C		$1,000.00	$1,022.27	$2.56

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.04% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Growth and Income designates 100%, 100%, 100%, and 100%, and Class K designates 100%, 100%, 97%, and 94% of the dividends distributed in April, July, October, and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Growth and Income and Class K designate 100% of each dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Growth & Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Growth & Income Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Growth & Income Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2016.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity® Small Cap Value Fund Annual Report July 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2017	Past 1 year	Past 5 years	Past 10 years
Fidelity® Small Cap Value Fund	14.99%	14.97%	9.30%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Small Cap Value Fund, a class of the fund, on July 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Value Index performed over the same period.

Period Ending Values
$24,339	Fidelity® Small Cap Value Fund
$19,555	Russell 2000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.04% for the year ending July 31, 2017, rising sharply following the November election and continuing to rally through the end of February on optimism for President Trump’s pro-business agenda. Equity markets leveled off, however, as the fledgling administration faced the first test of its domestic agenda. Stocks reacted with uncertainty to efforts by Congress in March to repeal and replace the Affordable Care Act, and then reverted upward through July 31. Growth stocks surged ahead of value, while small-caps’ advantage over large-caps narrowed. Sector-wise, financials (+36%) fared best, riding an uptick in bond yields and a surge in banks, particularly post-election. Information technology gained 29%, as a handful of major index constituents posted stellar returns. Industrials (+18%) was boosted by a call for increased infrastructure spending. Consumer discretionary (+14%) slightly lagged the broader market because brick-and-mortar retailers continued to suffer from increased online competition. Energy (0%) was hurt by low oil prices. Utilities (+6%), consumer staples (+4%), telecommunication services (-7%) and real estate (-2%) all struggled amid an improved backdrop for riskier assets that curbed demand for dividend-rich sectors, as well as the likelihood of further interest rate hikes later in 2017.

Comments from Lead Portfolio Manager Derek Janssen:  For the year, the fund’s share classes (excluding sales charges, if applicable) gained about 14% to 15%, a strong absolute result that nevertheless trailed the 19.21% return of the benchmark Russell 2000® Value Index. Versus the benchmark, the fund’s defensive positioning – a reflection of the fund’s focus on lower-valuation, higher-quality stocks at the larger-cap end of the small-cap investment universe – weighed on performance in a market environment favoring faster-growing, lower-quality small-caps. Stock picking was subpar overall, but especially in the information technology and industrials sectors, although favorable positioning in the real estate category added value. Still, the fund’s biggest individual detractor came in this latter group. For example, Store Capital, a “triple net” real estate investment trust, was hurt by a combination of higher interest rates and an increasingly difficult environment for retailers, which comprise some of the company’s tenants. Another relative detractor this period was fuel distributor World Fuel Services, an out-of-benchmark stock we sold from the portfolio in June. On the positive side, Aaron’s, a provider of rent-to-own home furnishings, saw its share price nearly double this period, reflecting cost cuts and strong earnings from the company’s Progressive Leasing division. Another top contributor, and our largest holding at period end, was U.S.-listed but U.K.-headquartered medical-device manufacturer LivaNova, whose shares were up 35% in the fund this period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
LivaNova PLC	3.5	1.6
First American Financial Corp.	3.5	2.7
Moog, Inc. Class A	3.3	2.8
Tech Data Corp.	3.0	2.4
ProAssurance Corp.	2.9	2.3
CVB Financial Corp.	2.9	2.9
Silgan Holdings, Inc.	2.7	2.5
Cullen/Frost Bankers, Inc.	2.7	2.5
Store Capital Corp.	2.6	2.3
CalAtlantic Group, Inc.	2.6	2.5
	29.7

Top Five Market Sectors as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	29.9	29.6
Industrials	14.1	15.3
Information Technology	13.4	12.1
Consumer Discretionary	12.9	11.5
Real Estate	7.1	8.5

Asset Allocation (% of fund's net assets)

As of July 31, 2017*
Stocks	98.0%
Bonds	0.3%
Short-Term Investments and Net Other Assets (Liabilities)	1.7%

 * Foreign investments - 14.2%

As of January 31, 2017*
Stocks	98.5%
Short-Term Investments and Net Other Assets (Liabilities)	1.5%

 * Foreign investments - 14.7%

Investments July 31, 2017

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
CONSUMER DISCRETIONARY - 12.9%
Auto Components - 1.0%
Standard Motor Products, Inc.	712,800	$35,910,864
Diversified Consumer Services - 2.3%
Grand Canyon Education, Inc. (a)	500,000	36,785,000
Strayer Education, Inc.	527,400	41,464,188
		78,249,188
Hotels, Restaurants & Leisure - 2.1%
Cedar Fair LP (depositary unit)	1,034,200	71,814,848
Household Durables - 5.1%
CalAtlantic Group, Inc.	2,500,000	87,750,000
LGI Homes, Inc. (a)(b)	632,800	28,033,040
Meritage Homes Corp. (a)	1,413,578	57,603,304
		173,386,344
Specialty Retail - 2.4%
Aarons, Inc. Class A	1,761,600	81,526,848

TOTAL CONSUMER DISCRETIONARY		440,888,092

CONSUMER STAPLES - 1.8%
Food & Staples Retailing - 1.8%
United Natural Foods, Inc. (a)	1,635,700	63,023,521
ENERGY - 3.7%
Energy Equipment & Services - 2.1%
ShawCor Ltd. Class A	3,200,400	71,721,818
Oil, Gas & Consumable Fuels - 1.6%
LINN Energy, Inc. (a)	1,551,900	54,549,285

TOTAL ENERGY		126,271,103

FINANCIALS - 29.9%
Banks - 16.8%
Associated Banc-Corp.	2,700,000	64,665,000
Banner Corp.	179,600	10,375,492
BOK Financial Corp.	1,000,000	85,070,000
Cullen/Frost Bankers, Inc.	1,000,000	90,780,000
CVB Financial Corp.	4,559,110	98,203,229
First Citizen Bancshares, Inc.	140,370	51,658,967
First Citizen Bancshares, Inc. Class A (a)	180,954	66,594,691
Hilltop Holdings, Inc.	531,100	13,293,433
Popular, Inc.	280,620	11,825,327
UMB Financial Corp.	1,200,000	83,592,000
		576,058,139
Capital Markets - 3.0%
Federated Investors, Inc. Class B (non-vtg.)	2,000,000	57,660,000
OM Asset Management Ltd.	2,895,301	43,632,186
		101,292,186
Insurance - 8.9%
Argo Group International Holdings, Ltd.	128,500	7,703,575
Aspen Insurance Holdings Ltd.	500,000	24,400,000
Enstar Group Ltd. (a)	262,600	53,202,760
First American Financial Corp.	2,477,900	119,955,139
ProAssurance Corp.	1,610,400	99,522,720
		304,784,194
Thrifts & Mortgage Finance - 1.2%
Washington Federal, Inc.	1,250,000	41,812,500

TOTAL FINANCIALS		1,023,947,019

HEALTH CARE - 6.7%
Health Care Equipment & Supplies - 3.5%
LivaNova PLC (a)	1,980,051	120,664,307
Health Care Providers & Services - 1.3%
Civitas Solutions, Inc. (a)(c)	2,500,000	44,625,000
Health Care Technology - 0.8%
Cegedim SA (a)	676,346	25,861,266
Pharmaceuticals - 1.1%
Innoviva, Inc. (a)	2,681,753	36,793,651

TOTAL HEALTH CARE		227,944,224

INDUSTRIALS - 13.8%
Aerospace & Defense - 3.3%
Moog, Inc. Class A (a)	1,514,000	112,520,480
Electrical Equipment - 4.6%
AZZ, Inc.	500,000	25,350,000
Melrose Industries PLC	15,000,000	45,994,284
Regal Beloit Corp.	1,010,168	84,197,503
		155,541,787
Machinery - 1.9%
Mueller Industries, Inc.	2,100,000	66,150,000
Road & Rail - 2.5%
Genesee & Wyoming, Inc. Class A (a)	1,300,000	84,708,000
Trading Companies & Distributors - 1.5%
WESCO International, Inc. (a)	1,000,000	51,250,000

TOTAL INDUSTRIALS		470,170,267

INFORMATION TECHNOLOGY - 13.4%
Electronic Equipment & Components - 5.6%
Jabil, Inc.	1,000,000	30,500,000
SYNNEX Corp.	500,000	59,460,000
Tech Data Corp. (a)	1,000,000	102,400,000
		192,360,000
Internet Software & Services - 3.9%
Cimpress NV (a)(b)	545,600	48,143,744
j2 Global, Inc.	1,000,000	84,630,000
		132,773,744
IT Services - 2.7%
Presidio, Inc.	657,200	8,957,636
Science Applications International Corp.	1,200,000	84,492,000
		93,449,636
Technology Hardware, Storage & Peripherals - 1.2%
Super Micro Computer, Inc. (a)	1,500,000	40,275,000

TOTAL INFORMATION TECHNOLOGY		458,858,380

MATERIALS - 4.5%
Containers & Packaging - 2.7%
Silgan Holdings, Inc.	3,000,000	90,900,000
Metals & Mining - 1.8%
Compass Minerals International, Inc. (b)	917,800	63,374,090

TOTAL MATERIALS		154,274,090

REAL ESTATE - 7.1%
Equity Real Estate Investment Trusts (REITs) - 6.2%
CareTrust (REIT), Inc.	459,800	8,386,752
Potlatch Corp.	1,200,100	57,424,785
Sabra Health Care REIT, Inc. (b)	2,550,100	59,162,320
Store Capital Corp.	3,809,300	89,099,527
		214,073,384
Real Estate Management & Development - 0.9%
Kennedy Wilson Europe Real Estate PLC	2,000,000	30,161,484

TOTAL REAL ESTATE		244,234,868

UTILITIES - 4.2%
Electric Utilities - 4.2%
El Paso Electric Co.	1,500,000	77,850,000
IDACORP, Inc.	743,900	64,243,204
		142,093,204
TOTAL COMMON STOCKS
(Cost $2,615,355,802)		3,351,704,768
	Principal Amount	Value

Nonconvertible Bonds - 0.3%
INDUSTRIALS - 0.3%
Machinery - 0.3%
Mueller Industries, Inc. 6% 3/1/27 (Cost $10,499,000)	10,499,000	10,735,228
	Shares	Value

Money Market Funds - 5.2%
Fidelity Cash Central Fund, 1.11% (d)	49,299,193	49,309,053
Fidelity Securities Lending Cash Central Fund 1.11% (d)(e)	126,360,262	126,372,898
TOTAL MONEY MARKET FUNDS
(Cost $175,677,843)		175,681,951
TOTAL INVESTMENT PORTFOLIO - 103.5%
(Cost $2,801,532,645)		3,538,121,947
NET OTHER ASSETS (LIABILITIES) - (3.5)%		(118,162,972)
NET ASSETS - 100%		$3,419,958,975

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated company

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$340,404
Fidelity Securities Lending Cash Central Fund	479,184
Total	$819,588

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Civitas Solutions, Inc.	$51,905,817	$1,436,164	$--	$--	$44,625,000
Hibbett Sports, Inc.	56,765,952	1,026,770	44,417,481	--	--
Potlatch Corp.	87,975,000	--	50,806,935	--	--
Universal Corp.	77,103,000	--	91,779,537	1,070,000	--
Total	$273,749,769	$2,462,934	$187,003,953	$1,070,000	$44,625,000

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$440,888,092	$440,888,092	$--	$--
Consumer Staples	63,023,521	63,023,521	--	--
Energy	126,271,103	126,271,103	--	--
Financials	1,023,947,019	1,023,947,019	--	--
Health Care	227,944,224	227,944,224	--	--
Industrials	470,170,267	470,170,267	--	--
Information Technology	458,858,380	458,858,380	--	--
Materials	154,274,090	154,274,090	--	--
Real Estate	244,234,868	244,234,868	--	--
Utilities	142,093,204	142,093,204	--	--
Corporate Bonds	10,735,228	--	10,735,228	--
Money Market Funds	175,681,951	175,681,951	--	--
Total Investments in Securities:	$3,538,121,947	$3,527,386,719	$10,735,228	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	85.8%
United Kingdom	6.2%
Bermuda	2.5%
Canada	2.1%
Netherlands	1.4%
Others (Individually Less Than 1%)	2.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2017
Assets
Investment in securities, at value (including securities loaned of $123,920,958) — See accompanying schedule: Unaffiliated issuers (cost $2,583,764,423)	$3,317,814,996
Fidelity Central Funds (cost $175,677,843)	175,681,951
Other affiliated issuers (cost $42,090,379)	44,625,000
Total Investments (cost $2,801,532,645)		$3,538,121,947
Receivable for investments sold		15,524,505
Receivable for fund shares sold		1,624,118
Dividends receivable		835,000
Interest receivable		248,476
Distributions receivable from Fidelity Central Funds		87,105
Other receivables		21,002
Total assets		3,556,462,153
Liabilities
Payable for investments purchased	$2,828,311
Payable for fund shares redeemed	4,348,525
Accrued management fee	2,169,159
Distribution and service plan fees payable	115,872
Other affiliated payables	616,752
Other payables and accrued expenses	66,515
Collateral on securities loaned	126,358,044
Total liabilities		136,503,178
Net Assets		$3,419,958,975
Net Assets consist of:
Paid in capital		$2,610,276,211
Undistributed net investment income		22,996,598
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		50,096,850
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		736,589,316
Net Assets		$3,419,958,975
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($184,305,848 ÷ 9,674,164 shares)		$19.05
Maximum offering price per share (100/94.25 of $19.05)		$20.21
Class M:
Net Asset Value and redemption price per share ($78,852,494 ÷ 4,236,503 shares)		$18.61
Maximum offering price per share (100/96.50 of $18.61)		$19.28
Class C:
Net Asset Value and offering price per share ($52,227,166 ÷ 3,002,740 shares)(a)		$17.39
Small Cap Value:
Net Asset Value, offering price and redemption price per share ($2,637,843,148 ÷ 135,929,659 shares)		$19.41
Class I:
Net Asset Value, offering price and redemption price per share ($466,730,319 ÷ 24,044,211 shares)		$19.41

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2017
Investment Income
Dividends (including $1,070,000 earned from other affiliated issuers)		$61,335,026
Special dividends		16,800,000
Interest		248,476
Income from Fidelity Central Funds		819,588
Total income		79,203,090
Expenses
Management fee
Basic fee	$23,509,941
Performance adjustment	1,665,993
Transfer agent fees	6,808,152
Distribution and service plan fees	1,474,252
Accounting and security lending fees	1,007,753
Custodian fees and expenses	58,048
Independent trustees' fees and expenses	13,590
Registration fees	161,199
Audit	63,978
Legal	10,169
Interest	205
Miscellaneous	28,144
Total expenses before reductions	34,801,424
Expense reductions	(54,211)	34,747,213
Net investment income (loss)		44,455,877
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	47,544,757
Fidelity Central Funds	19,551
Other affiliated issuers	31,118,918
Foreign currency transactions	40,648
Total net realized gain (loss)		78,723,874
Change in net unrealized appreciation (depreciation) on: Investment securities	334,723,123
Assets and liabilities in foreign currencies	50
Total change in net unrealized appreciation (depreciation)		334,723,173
Net gain (loss)		413,447,047
Net increase (decrease) in net assets resulting from operations		$457,902,924

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2017	Year ended July 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$44,455,877	$17,786,972
Net realized gain (loss)	78,723,874	246,136,773
Change in net unrealized appreciation (depreciation)	334,723,173	(119,544,714)
Net increase (decrease) in net assets resulting from operations	457,902,924	144,379,031
Distributions to shareholders from net investment income	(25,276,323)	(21,953,514)
Distributions to shareholders from net realized gain	(209,689,485)	(264,173,272)
Total distributions	(234,965,808)	(286,126,786)
Share transactions - net increase (decrease)	(12,022,135)	541,183,028
Redemption fees	469,836	204,719
Total increase (decrease) in net assets	211,384,817	399,639,992
Net Assets
Beginning of period	3,208,574,158	2,808,934,166
End of period	$3,419,958,975	$3,208,574,158
Other Information
Undistributed net investment income end of period	$22,996,598	$6,559,742

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Small Cap Value Fund Class A

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$17.92	$19.14	$19.29	$19.96	$14.86
Income from Investment Operations
Net investment income (loss)A	.20B	.07	.10C	.03	.07
Net realized and unrealized gain (loss)	2.23	.56	2.01	1.24	5.57
Total from investment operations	2.43	.63	2.11	1.27	5.64
Distributions from net investment income	(.10)	(.11)	(.02)	(.01)	(.07)
Distributions from net realized gain	(1.20)	(1.75)	(2.25)	(1.93)	(.47)
Total distributions	(1.30)	(1.85)D	(2.26)E	(1.94)	(.54)
Redemption fees added to paid in capitalA,F	–	–	–	–	–
Net asset value, end of period	$19.05	$17.92	$19.14	$19.29	$19.96
Total ReturnG,H	14.61%	4.07%	11.86%	6.83%	39.09%
Ratios to Average Net AssetsI,J
Expenses before reductions	1.24%	1.41%	1.42%	1.36%	1.36%
Expenses net of fee waivers, if any	1.24%	1.41%	1.39%	1.35%	1.36%
Expenses net of all reductions	1.24%	1.41%	1.39%	1.34%	1.36%
Net investment income (loss)	1.10%B	.43%	.52%C	.13%	.41%
Supplemental Data
Net assets, end of period (000 omitted)	$184,306	$218,364	$235,844	$258,183	$275,265
Portfolio turnover rateK	26%	33%	34%	26%L	29%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .61%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .26%.

 D Total distributions of $1.85 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $1.747 per share.

 E Total distributions of $2.26 per share is comprised of distributions from net investment income of $.016 and distributions from net realized gain of $2.248 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Total returns do not include the effect of the sales charges.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Small Cap Value Fund Class M

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$17.54	$18.78	$18.98	$19.70	$14.70
Income from Investment Operations
Net investment income (loss)A	.15B	.03	.05C	(.02)	.03
Net realized and unrealized gain (loss)	2.18	.54	1.98	1.23	5.50
Total from investment operations	2.33	.57	2.03	1.21	5.53
Distributions from net investment income	(.07)	(.06)	–	–	(.06)
Distributions from net realized gain	(1.20)	(1.75)	(2.23)	(1.93)	(.47)
Total distributions	(1.26)D	(1.81)	(2.23)	(1.93)	(.53)
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$18.61	$17.54	$18.78	$18.98	$19.70
Total ReturnF,G	14.35%	3.76%	11.58%	6.58%	38.70%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.49%	1.66%	1.67%	1.61%	1.60%
Expenses net of fee waivers, if any	1.49%	1.66%	1.64%	1.59%	1.60%
Expenses net of all reductions	1.49%	1.65%	1.63%	1.59%	1.59%
Net investment income (loss)	.86%B	.19%	.27%C	(.11)%	.18%
Supplemental Data
Net assets, end of period (000 omitted)	$78,852	$82,337	$91,716	$100,975	$107,444
Portfolio turnover rateJ	26%	33%	34%	26%K	29%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .36%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .01%.

 D Total distributions of $1.26 per share is comprised of distributions from net investment income of $.067 and distributions from net realized gain of $1.195 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Small Cap Value Fund Class C

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$16.52	$17.82	$18.19	$19.06	$14.28
Income from Investment Operations
Net investment income (loss)A	.06B	(.05)	(.04)C	(.12)	(.06)
Net realized and unrealized gain (loss)	2.04	.50	1.90	1.18	5.34
Total from investment operations	2.10	.45	1.86	1.06	5.28
Distributions from net investment income	(.04)	–	–	–	(.03)
Distributions from net realized gain	(1.20)	(1.75)	(2.23)	(1.93)	(.47)
Total distributions	(1.23)D	(1.75)	(2.23)	(1.93)	(.50)
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$17.39	$16.52	$17.82	$18.19	$19.06
Total ReturnF,G	13.79%	3.20%	11.05%	5.97%	38.00%
Ratios to Average Net AssetsH,I
Expenses before reductions	2.00%	2.18%	2.19%	2.12%	2.13%
Expenses net of fee waivers, if any	2.00%	2.17%	2.16%	2.11%	2.13%
Expenses net of all reductions	2.00%	2.17%	2.15%	2.10%	2.12%
Net investment income (loss)	.35%B	(.33)%	(.25)%C	(.63)%	(.35)%
Supplemental Data
Net assets, end of period (000 omitted)	$52,227	$57,231	$64,928	$70,541	$76,018
Portfolio turnover rateJ	26%	33%	34%	26%K	29%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.15) %.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.51) %.

 D Total distributions of $1.23 per share is comprised of distributions from net investment income of $.036 and distributions from net realized gain of $1.195 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Small Cap Value Fund

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$18.22	$19.45	$19.57	$20.22	$15.05
Income from Investment Operations
Net investment income (loss)A	.25B	.12	.15C	.08	.12
Net realized and unrealized gain (loss)	2.28	.55	2.05	1.26	5.63
Total from investment operations	2.53	.67	2.20	1.34	5.75
Distributions from net investment income	(.15)	(.15)	(.07)	(.06)	(.11)
Distributions from net realized gain	(1.20)	(1.75)	(2.25)	(1.93)	(.47)
Total distributions	(1.34)D	(1.90)	(2.32)	(1.99)	(.58)
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$19.41	$18.22	$19.45	$19.57	$20.22
Total ReturnF	14.99%	4.23%	12.18%	7.12%	39.45%
Ratios to Average Net AssetsG,H
Expenses before reductions	.99%	1.18%	1.15%	1.08%	1.07%
Expenses net of fee waivers, if any	.99%	1.18%	1.12%	1.06%	1.07%
Expenses net of all reductions	.99%	1.17%	1.12%	1.06%	1.06%
Net investment income (loss)	1.36%B	.67%	.78%C	.41%	.71%
Supplemental Data
Net assets, end of period (000 omitted)	$2,637,843	$2,460,714	$2,036,157	$2,060,546	$2,672,854
Portfolio turnover rateI	26%	33%	34%	26%J	29%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .86%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .53%.

 D Total distributions of $1.34 per share is comprised of distributions from net investment income of $.145 and distributions from net realized gain of $1.195 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Small Cap Value Fund Class I

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$18.23	$19.45	$19.57	$20.23	$15.05
Income from Investment Operations
Net investment income (loss)A	.25B	.12	.15C	.08	.12
Net realized and unrealized gain (loss)	2.28	.56	2.05	1.25	5.65
Total from investment operations	2.53	.68	2.20	1.33	5.77
Distributions from net investment income	(.15)	(.16)	(.07)	(.06)	(.12)
Distributions from net realized gain	(1.20)	(1.75)	(2.25)	(1.93)	(.47)
Total distributions	(1.35)	(1.90)D	(2.32)	(1.99)	(.59)
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$19.41	$18.23	$19.45	$19.57	$20.23
Total ReturnF	14.96%	4.31%	12.17%	7.08%	39.54%
Ratios to Average Net AssetsG,H
Expenses before reductions	.98%	1.14%	1.15%	1.09%	1.07%
Expenses net of fee waivers, if any	.97%	1.14%	1.12%	1.07%	1.07%
Expenses net of all reductions	.97%	1.14%	1.12%	1.07%	1.06%
Net investment income (loss)	1.37%B	.70%	.79%C	.40%	.70%
Supplemental Data
Net assets, end of period (000 omitted)	$466,730	$389,928	$376,817	$342,500	$359,582
Portfolio turnover rateI	26%	33%	34%	26%J	29%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .88%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .53%.

 D Total distributions of $1.90 per share is comprised of distributions from net investment income of $.157 and distributions from net realized gain of $1.747 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2017

1. Organization.

Fidelity Small Cap Value Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C, Small Cap Value, and Class I shares, each of which has equal rights as to assets and voting privileges. The Fund is closed to new accounts with certain exceptions. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period August 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$814,236,991
Gross unrealized depreciation	(79,736,847)
Net unrealized appreciation (depreciation) on securities	$734,500,144
Tax Cost	$2,803,621,803

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$22,996,599
Undistributed long-term capital gain	$52,186,008
Net unrealized appreciation (depreciation) on securities and other investments	$734,500,158

The tax character of distributions paid was as follows:

	July 31, 2017	July 31, 2016
Ordinary Income	$25,276,323	$ 22,268,401
Long-term Capital Gains	209,689,485	263,858,385
Total	$234,965,808	$ 286,126,786

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $853,083,928 and $1,010,955,364, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Small Cap Value as compared to its benchmark index, the Russell 2000 Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .75% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$511,002	$–
Class M	.25%	.25%	409,130	–
Class C	.75%	.25%	554,120	5,499
			$1,474,252	$5,499

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$6,075
Class M	2,167
Class C(a)	978
$9,220

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$425,786.21
Class M	164,404.20
Class C	119,686.22
Small Cap Value	5,286,472.20
Class I	811,804.19
	$6,808,152

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $25,429 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$12,364,000.60%		$205

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $10,988 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $479,184, including $3,966 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $22,431 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $109.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $31,671.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2017	Year ended July 31, 2016
From net investment income
Class A	$1,211,951	$1,294,370
Class M	315,712	298,011
Class C	123,016	–
Small Cap Value	20,285,848	17,252,892
Class I	3,339,796	3,108,241
Total	$25,276,323	$21,953,514
From net realized gain
Class A	$14,206,153	$21,315,531
Class M	5,563,443	8,511,334
Class B	–	317,311
Class C	4,084,634	6,297,703
Small Cap Value	160,012,743	193,459,994
Class I	25,822,512	34,271,399
Total	$209,689,485	$264,173,272

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2017	Year ended July 31, 2016	Year ended July 31, 2017	Year ended July 31, 2016
Class A
Shares sold	1,506,738	2,145,353	$27,403,663	$36,585,285
Reinvestment of distributions	903,681	1,320,026	15,154,493	22,234,691
Shares redeemed	(4,924,614)	(3,598,901)	(89,702,542)	(60,922,417)
Net increase (decrease)	(2,514,195)	(133,522)	$(47,144,386)	$(2,102,441)
Class M
Shares sold	678,291	664,517	$12,111,422	$11,103,956
Reinvestment of distributions	354,357	527,842	5,809,028	8,714,816
Shares redeemed	(1,490,409)	(1,382,867)	(26,553,974)	(22,787,541)
Net increase (decrease)	(457,761)	(190,508)	$(8,633,524)	$(2,968,769)
Class B
Shares sold	–	4,363	$–	$67,145
Reinvestment of distributions	–	19,426	–	302,868
Shares redeemed	–	(219,046)	–	(3,435,330)
Net increase (decrease)	–	(195,257)	$–	$(3,065,317)
Class C
Shares sold	191,618	192,093	$3,203,223	$2,998,393
Reinvestment of distributions	251,057	367,680	3,851,053	5,744,375
Shares redeemed	(903,381)	(740,656)	(15,005,685)	(11,631,361)
Net increase (decrease)	(460,706)	(180,883)	$(7,951,409)	$(2,888,593)
Small Cap Value
Shares sold	31,283,294	41,988,674	$582,054,205	$719,207,580
Reinvestment of distributions	10,073,160	11,458,933	172,025,201	196,111,327
Shares redeemed	(40,448,579)	(23,136,423)	(750,552,096)	(398,026,994)
Net increase (decrease)	907,875	30,311,184	$3,527,310	$517,291,913
Class I
Shares sold	6,859,852	4,744,642	$128,013,262	$82,352,801
Reinvestment of distributions	1,477,352	1,907,860	25,225,719	32,653,194
Shares redeemed	(5,680,327)	(4,639,051)	(105,059,107)	(80,089,760)
Net increase (decrease)	2,656,877	2,013,451	$48,179,874	$34,916,235

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Small-Mid Cap Fund was the owner of record of approximately 11% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Value Fund (a fund of Fidelity Securities Fund) as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Small Cap Value Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
September 13, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 142 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2017 to July 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2017	Ending Account Value July 31, 2017	Expenses Paid During Period-B February 1, 2017 to July 31, 2017
Class A	1.24%
Actual		$1,000.00	$1,028.10	$6.24
Hypothetical-C		$1,000.00	$1,018.65	$6.21
Class M	1.48%
Actual		$1,000.00	$1,027.00	$7.44
Hypothetical-C		$1,000.00	$1,017.46	$7.40
Class C	1.99%
Actual		$1,000.00	$1,024.10	$9.99
Hypothetical-C		$1,000.00	$1,014.93	$9.94
Small Cap Value	.97%
Actual		$1,000.00	$1,029.70	$4.88
Hypothetical-C		$1,000.00	$1,019.98	$4.86
Class I	.97%
Actual		$1,000.00	$1,029.70	$4.88
Hypothetical-C		$1,000.00	$1,019.98	$4.86

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Small Cap Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Small Cap Value Fund
Class A	09/11/17	09/08/17	$0.103	$0.295
Class M	09/11/17	09/08/17	$0.080	$0.295
Class C	09/11/17	09/08/17	$0.025	$0.295
Small Cap Value	09/11/17	09/08/17	$0.137	$0.295
Class I	09/11/17	09/08/17	$0.139	$0.295

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31 2017, $78,413,066, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Small Cap Value and Class I designate 100% of the dividends distributed on September 9, 2016, December 2, 2016, and December 27, 2016; Class M designates 100% of the dividends distributed on December 2, 2016 and December 27, 2016; Class C designates 100% of the dividend distributed on December 27, 2016 as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Small Cap Value and Class I designate 100% of the dividends distributed on September 9, 2016, December 2, 2016, and December 27, 2016; Class M designates 100% of the dividends distributed on December 2, 2016 and December 27, 2016; Class C designates 100% of the dividend distributed on December 27, 2016 as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in August 2013, January 2016, and January 2017.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Small Cap Value Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Small Cap Value Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking. The Board noted that the comparisons for 2015 and 2016 reflect a revised Total Mapped Group that no longer includes funds with micro-cap objectives and that FMR believes this Total Mapped Group is a more appropriate comparison because the fund does not have a micro-cap objective.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and the retail class ranked below the competitive median for 2016 and the total expense ratio of each of Class M (formerly Class T), Class C, and Class I ranked above the competitive median for 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of each of Class M, Class C, and Class I was above the competitive median because of a positive performance fee adjustment in 2016. The Board noted that the total expense ratio of Class M was also above the competitive median because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the total expense ratio of Class C was also above the competitive median because of its 12b-1 fees. The Board also noted that, although Class I is categorized by Lipper as an institutional class, Class I has a significantly lower investment minimum than most other funds and classes categorized as institutional. As a result, FMR believes Class I is generally more comparable to retail funds and classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is partially closed to new investors, it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity® Growth & Income Portfolio Class K Annual Report July 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2017	Past 1 year	Past 5 years	Past 10 years
Class K	17.60%	14.10%	4.09%

 The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Growth & Income Portfolio, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth & Income Portfolio - Class K on July 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

See previous page for additional information regarding the performance of Class K.

Period Ending Values
$14,928	Fidelity® Growth & Income Portfolio - Class K
$21,073	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.04% for the year ending July 31, 2017, rising sharply following the November election and continuing to rally through the end of February on optimism for President Trump's pro-business agenda. Equity markets leveled off, however, as the fledgling administration faced the first test of its domestic agenda. Stocks reacted with uncertainty to efforts by Congress in March to repeal and replace the Affordable Care Act, and then reverted upward through July 31. Growth stocks surged ahead of value, while small-caps' advantage over large-caps narrowed. Sector-wise, financials (+36%) fared best, riding an uptick in bond yields and a surge in banks, particularly post-election. Information technology gained 29%, as a handful of major index constituents posted stellar returns. Industrials (+18%) was boosted by a call for increased infrastructure spending. Consumer discretionary (+14%) slightly lagged the broader market because brick-and-mortar retailers continued to suffer from increased online competition. Energy (0%) was hurt by low oil prices. Utilities (+6%), consumer staples (+4%), telecommunication services (-7%) and real estate (-2%) all struggled amid an improved backdrop for riskier assets that curbed demand for dividend-rich sectors, as well as the likelihood of further interest rate hikes later in 2017.

Comments from Portfolio Manager Matthew Fruhan:  For the fiscal year, the fund’s share classes gained about 17.5%, topping the return of the S&P 500® index. The fund’s outperformance of the benchmark partly reflected my long-term, valuation-conscious focus. Versus the benchmark, favorable positioning in the financials sector – especially a sizable overweight in banks – contributed the most. Here, the fund benefited from overweights in Bank of America, Citigroup and JPMorgan Chase, all among the fund’s largest holdings throughout the period. Various regional banks also boosted our result. Results were mixed in energy, where strong stock picking – led by a lack of a position in large benchmark component Exxon Mobil (-7%) – partly was offset by an unhelpful overweight in this lagging category. On the negative side, poor stock selection and a large underweight in the strong-performing information technology sector hampered results. On an individual basis, the fund was hurt the most by an overweight in Israel-based drug manufacturer Teva, whose management team made a number of decisions I found questionable and that appeared to weigh on the stock. Due to Teva’s extremely low valuation, I maintained the fund’s position at period end. Another notable laggard was industrial conglomerate General Electric, one of the fund’s largest holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.(a)	3.6	3.5
JPMorgan Chase & Co.(a)	3.4	3.5
Bank of America Corp.(a)	3.4	3.2
Citigroup, Inc.(a)	3.4	2.5
Apple, Inc.	2.8	3.2
General Electric Co.	2.3	2.6
State Street Corp.(a)	2.1	1.7
Comcast Corp. Class A	1.9	2.0
Alphabet, Inc. Class A	1.9	1.7
Wells Fargo & Co.	1.8	1.7
	26.6

 (a) Security or a portion of the security is pledged as collateral for call options written.

Top Five Market Sectors as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.2	22.7
Information Technology	17.0	16.8
Health Care	13.9	12.7
Energy	13.0	13.0
Industrials	11.5	11.9

Asset Allocation (% of fund's net assets)

As of July 31, 2017*,**
Stocks	99.3%
Convertible Securities	0.5%
Other Investments	0.2%

 * Foreign investments - 10.6%

 ** Written options - (0.1)%

As of January 31, 2017*,**
Stocks	96.9%
Convertible Securities	1.2%
Other Investments	0.2%
Short-Term Investments and Net Other Assets (Liabilities)	1.7%

 * Foreign investments - 9.7%

 ** Written options - (0.1)%

Investments July 31, 2017

Showing Percentage of Net Assets

Common Stocks - 99.3%
		Shares	Value (000s)
CONSUMER DISCRETIONARY - 6.4%
Automobiles - 0.1%
General Motors Co.		217,500	$7,826
Hotels, Restaurants & Leisure - 0.2%
Cedar Fair LP (depositary unit)		37,800	2,625
DineEquity, Inc.		119,400	4,912
Dunkin' Brands Group, Inc.		57,800	3,065
Marriott International, Inc. Class A		15,500	1,615
			12,217
Media - 3.8%
Comcast Corp. Class A		3,472,000	140,442
Omnicom Group, Inc.		51,200	4,031
Scripps Networks Interactive, Inc. Class A		291,789	25,505
The Walt Disney Co.		440,500	48,424
Time Warner, Inc.		403,317	41,308
Viacom, Inc. Class B (non-vtg.)		366,900	12,812
			272,522
Multiline Retail - 0.8%
Dollar General Corp.		147,200	11,064
Target Corp.		772,775	43,793
			54,857
Specialty Retail - 1.4%
L Brands, Inc.		569,600	26,424
Lowe's Companies, Inc.		757,679	58,644
TJX Companies, Inc.		284,400	19,996
			105,064
Textiles, Apparel & Luxury Goods - 0.1%
VF Corp.		169,300	10,529

TOTAL CONSUMER DISCRETIONARY			463,015

CONSUMER STAPLES - 7.5%
Beverages - 2.8%
Coca-Cola European Partners PLC		139,200	6,018
Dr. Pepper Snapple Group, Inc.		219,300	19,991
Molson Coors Brewing Co. Class B		534,500	47,560
PepsiCo, Inc.		157,414	18,356
The Coca-Cola Co.		2,373,003	108,778
			200,703
Food & Staples Retailing - 1.8%
Costco Wholesale Corp.		20,100	3,186
CVS Health Corp.		635,304	50,780
Kroger Co.		1,320,900	32,388
Wal-Mart Stores, Inc.		543,900	43,507
			129,861
Food Products - 0.2%
B&G Foods, Inc. Class A		245,900	8,914
Snyders-Lance, Inc.		90,700	3,155
			12,069
Household Products - 1.6%
Procter & Gamble Co.		1,301,315	118,185
Personal Products - 0.6%
Coty, Inc. Class A		794,600	16,273
Edgewell Personal Care Co. (a)		75,400	5,444
Unilever NV (NY Reg.)		358,800	20,871
			42,588
Tobacco - 0.5%
Altria Group, Inc.		607,700	39,482

TOTAL CONSUMER STAPLES			542,888

ENERGY - 12.8%
Energy Equipment & Services - 1.0%
Baker Hughes, a GE Co.		336,000	12,395
National Oilwell Varco, Inc.		579,200	18,946
Oceaneering International, Inc.		776,800	19,925
Schlumberger Ltd.		272,132	18,668
			69,934
Oil, Gas & Consumable Fuels - 11.8%
Amyris, Inc. (a)(b)		846,919	3,430
Anadarko Petroleum Corp.		274,200	12,523
Apache Corp.		1,201,068	59,429
Cabot Oil & Gas Corp.		1,212,000	30,142
Cenovus Energy, Inc.		4,463,700	37,485
Chevron Corp.		1,176,596	128,473
ConocoPhillips Co.		2,837,500	128,737
Golar LNG Ltd.		637,900	15,188
Imperial Oil Ltd.		1,346,000	38,628
Kinder Morgan, Inc.		3,100,000	63,333
Legacy Reserves LP (a)		1,099,168	1,407
Phillips 66 Co.		68,500	5,737
Plains All American Pipeline LP		193,100	5,092
PrairieSky Royalty Ltd.		479,773	11,914
Suncor Energy, Inc.		3,907,650	127,471
Teekay LNG Partners LP		477,300	8,997
The Williams Companies, Inc.		3,759,972	119,492
Valero Energy Corp.		32,000	2,207
Williams Partners LP		1,335,085	55,313
			854,998

TOTAL ENERGY			924,932

FINANCIALS - 24.2%
Banks - 16.0%
Bank of America Corp. (c)		10,103,856	243,705
Citigroup, Inc. (c)		3,552,530	243,171
Comerica, Inc.		258,300	18,678
JPMorgan Chase & Co. (c)		2,659,892	244,178
M&T Bank Corp.		105,100	17,147
PNC Financial Services Group, Inc.		477,554	61,509
Regions Financial Corp. (c)		2,176,600	31,778
SunTrust Banks, Inc.		1,565,266	89,674
U.S. Bancorp		1,442,773	76,150
Wells Fargo & Co.		2,430,541	131,103
			1,157,093
Capital Markets - 7.6%
Apollo Global Management LLC Class A		549,800	15,449
CBOE Holdings, Inc.		303,100	28,652
Charles Schwab Corp. (c)		1,093,743	46,922
Federated Investors, Inc. Class B (non-vtg.)		24,900	718
Goldman Sachs Group, Inc.		114,600	25,823
KKR & Co. LP		2,698,943	52,306
Morgan Stanley (c)		1,281,797	60,116
Northern Trust Corp.		755,864	66,146
Oaktree Capital Group LLC Class A		271,200	13,126
S&P Global, Inc.		209,000	32,100
State Street Corp. (c)		1,643,627	153,235
TD Ameritrade Holding Corp.		56,000	2,561
The Blackstone Group LP		1,585,300	53,028
			550,182
Insurance - 0.3%
Marsh & McLennan Companies, Inc.		336,307	26,222
Thrifts & Mortgage Finance - 0.3%
MGIC Investment Corp. (a)		244,500	2,853
Radian Group, Inc.		996,368	17,357
			20,210

TOTAL FINANCIALS			1,753,707

HEALTH CARE - 13.6%
Biotechnology - 3.2%
Alexion Pharmaceuticals, Inc. (a)		283,400	38,922
Amgen, Inc.		641,803	112,001
Biogen, Inc. (a)		69,800	20,213
Gilead Sciences, Inc.		422,400	32,140
Intercept Pharmaceuticals, Inc. (a)		81,426	9,537
Shire PLC sponsored ADR		98,000	16,419
Vertex Pharmaceuticals, Inc. (a)		15,800	2,399
			231,631
Health Care Equipment & Supplies - 1.9%
Becton, Dickinson & Co.		20,100	4,048
Boston Scientific Corp. (a)		553,600	14,737
Fisher & Paykel Healthcare Corp.		401,710	3,309
Medtronic PLC		857,030	71,965
Meridian Bioscience, Inc.		84,600	1,146
ResMed, Inc.		100,600	7,758
Steris PLC		61,900	5,067
Zimmer Biomet Holdings, Inc.		221,810	26,910
			134,940
Health Care Providers & Services - 2.9%
Aetna, Inc.		82,800	12,777
Anthem, Inc.		218,400	40,668
Cardinal Health, Inc.		73,500	5,679
Cigna Corp.		229,000	39,745
Humana, Inc.		112,500	26,010
McKesson Corp.		254,987	41,275
Patterson Companies, Inc.		402,270	16,783
UnitedHealth Group, Inc.		137,000	26,278
			209,215
Life Sciences Tools & Services - 0.1%
Agilent Technologies, Inc.		104,900	6,272
Pharmaceuticals - 5.5%
Allergan PLC		50,200	12,667
AstraZeneca PLC sponsored ADR		435,700	13,149
Bayer AG		91,100	11,556
Bristol-Myers Squibb Co.		796,800	45,338
GlaxoSmithKline PLC sponsored ADR		2,757,722	111,743
Innoviva, Inc. (a)		243,800	3,345
Johnson & Johnson		948,169	125,841
Novartis AG sponsored ADR		35,844	3,054
Sanofi SA		240,497	22,917
Teva Pharmaceutical Industries Ltd. sponsored ADR		1,630,320	52,447
			402,057

TOTAL HEALTH CARE			984,115

INDUSTRIALS - 11.4%
Aerospace & Defense - 2.3%
General Dynamics Corp.		97,500	19,142
Meggitt PLC		245,568	1,630
Rolls-Royce Holdings PLC		1,399,700	16,400
The Boeing Co.		168,489	40,852
United Technologies Corp.		737,582	87,455
			165,479
Air Freight & Logistics - 1.6%
C.H. Robinson Worldwide, Inc. (b)		460,700	30,222
Expeditors International of Washington, Inc.		308,300	18,153
United Parcel Service, Inc. Class B		651,304	71,832
			120,207
Commercial Services & Supplies - 0.1%
KAR Auction Services, Inc.		114,700	4,822
Ritchie Brothers Auctioneers, Inc.		158,700	4,481
			9,303
Construction & Engineering - 0.1%
Fluor Corp.		107,400	4,664
Electrical Equipment - 0.7%
Acuity Brands, Inc.		57,500	11,652
AMETEK, Inc.		354,500	21,830
Hubbell, Inc. Class B		180,639	21,458
			54,940
Industrial Conglomerates - 2.3%
General Electric Co.		6,492,580	166,275
Machinery - 0.8%
Burckhardt Compression Holding AG (b)		12,950	3,847
Donaldson Co., Inc.		195,100	9,265
Flowserve Corp.		600,700	24,707
IMI PLC		51,100	811
Snap-On, Inc.		24,200	3,732
Wabtec Corp. (b)		194,300	14,642
			57,004
Professional Services - 0.4%
Intertrust NV		438,800	7,535
Nielsen Holdings PLC		445,600	19,165
			26,700
Road & Rail - 2.4%
CSX Corp.		1,352,220	66,719
J.B. Hunt Transport Services, Inc.		585,140	53,078
Norfolk Southern Corp.		268,499	30,228
Union Pacific Corp.		206,600	21,272
			171,297
Trading Companies & Distributors - 0.7%
Fastenal Co.		403,400	17,330
Howden Joinery Group PLC		228,700	1,282
W.W. Grainger, Inc. (b)		8,700	1,451
Watsco, Inc.		186,492	28,117
			48,180

TOTAL INDUSTRIALS			824,049

INFORMATION TECHNOLOGY - 17.0%
Communications Equipment - 1.5%
Cisco Systems, Inc. (c)		3,380,852	106,328
Electronic Equipment & Components - 0.1%
Avnet, Inc.		115,100	4,418
Philips Lighting NV		129,100	4,906
			9,324
Internet Software & Services - 3.4%
Alphabet, Inc.:
Class A (a)		147,807	139,752
Class C (a)		118,336	110,112
			249,864
IT Services - 3.8%
Accenture PLC Class A		142,500	18,357
Amdocs Ltd.		142,900	9,599
Cognizant Technology Solutions Corp. Class A		43,200	2,995
MasterCard, Inc. Class A		460,800	58,890
Paychex, Inc.		1,217,052	70,406
Unisys Corp. (a)(b)		1,314,818	16,830
Visa, Inc. Class A		958,384	95,417
			272,494
Semiconductors & Semiconductor Equipment - 1.6%
Qualcomm, Inc.		2,144,646	114,074
United Microelectronics Corp. sponsored ADR		303,500	686
			114,760
Software - 3.8%
Microsoft Corp. (c)		3,569,199	259,484
Oracle Corp.		263,753	13,169
SAP AG sponsored ADR (b)		48,800	5,165
			277,818
Technology Hardware, Storage & Peripherals - 2.8%
Apple, Inc.		1,364,394	202,926
Western Digital Corp.		5,900	502
			203,428

TOTAL INFORMATION TECHNOLOGY			1,234,016

MATERIALS - 3.1%
Chemicals - 2.5%
CF Industries Holdings, Inc.		614,500	18,036
E.I. du Pont de Nemours & Co.		238,946	19,644
LyondellBasell Industries NV Class A		435,000	39,189
Monsanto Co.		415,315	48,517
Potash Corp. of Saskatchewan, Inc.		1,852,700	33,138
The Scotts Miracle-Gro Co. Class A		36,400	3,494
W.R. Grace & Co.		270,100	18,626
			180,644
Containers & Packaging - 0.6%
Ball Corp.		478,400	20,045
Graphic Packaging Holding Co.		76,600	1,010
WestRock Co.		350,000	20,097
			41,152
Metals & Mining - 0.0%
Reliance Steel & Aluminum Co.		35,200	2,547

TOTAL MATERIALS			224,343

REAL ESTATE - 1.0%
Equity Real Estate Investment Trusts (REITs) - 1.0%
American Tower Corp.		89,700	12,229
CoreSite Realty Corp.		28,000	3,040
Crown Castle International Corp.		321,600	32,347
First Potomac Realty Trust		55,018	612
Omega Healthcare Investors, Inc. (b)		134,800	4,258
Public Storage		88,200	18,131
Sabra Health Care REIT, Inc.		210,700	4,888
			75,505
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 1.2%
Verizon Communications, Inc.		1,717,574	83,131
UTILITIES - 1.1%
Electric Utilities - 1.0%
Exelon Corp.		1,795,500	68,839
PPL Corp.		212,900	8,160
			76,999
Multi-Utilities - 0.1%
Public Service Enterprise Group, Inc.		134,500	6,048

TOTAL UTILITIES			83,047

TOTAL COMMON STOCKS
(Cost $6,152,294)			7,192,748

Preferred Stocks - 0.4%
Convertible Preferred Stocks - 0.4%
HEALTH CARE - 0.2%
Health Care Equipment & Supplies - 0.2%
Becton, Dickinson & Co. Series A 6.125%		210,900	11,787
INDUSTRIALS - 0.1%
Commercial Services & Supplies - 0.1%
Stericycle, Inc. 2.25%		178,879	11,377
UTILITIES - 0.1%
Independent Power and Renewable Electricity Producers - 0.1%
Dynegy, Inc. 7.00%		66,200	4,224

TOTAL CONVERTIBLE PREFERRED STOCKS			27,388

Nonconvertible Preferred Stocks - 0.0%
INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
Rolls-Royce Holdings PLC (C Shares)		258,763,980	341
TOTAL PREFERRED STOCKS
(Cost $30,995)			27,729
		Principal Amount (000s)	Value (000s)

Convertible Bonds - 0.1%
HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
Bayer Capital Corp. BV 5.625% 11/22/19(d)	EUR
(Cost $7,157)		EUR 6,700	9,269
		Shares	Value (000s)

Other - 0.2%
Energy - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Utica Shale Drilling Program (non-operating revenue interest) (e)(f)
(Cost $12,035)		12,034,966	12,035

Money Market Funds - 0.8%
Fidelity Securities Lending Cash Central Fund 1.11% (g)(h)
(Cost $62,402)		62,393,413	62,400
TOTAL INVESTMENT PORTFOLIO - 100.8%
(Cost $6,264,883)			7,304,181
NET OTHER ASSETS (LIABILITIES) - (0.8)%			(58,130)
NET ASSETS - 100%			$7,246,051

Written Options
	Expiration Date/Exercise Price	Number of Contracts	Premium (000s)	Value (000s)
Call Options
Bank of America Corp.	8/18/17 - $26.00	10,104	$172	$(15)
Bank of America Corp.	9/15/17 - $27.00	10,027	216	(25)
Charles Schwab Corp.	9/15/17 - $46.00	1,676	127	(38)
Cisco Systems, Inc.	10/20/17 - $33.00	3,407	194	(109)
Citigroup, Inc.	8/18/17 - $65.00	6,864	949	(2,402)
Citigroup, Inc.	9/15/17 - $70.00	3,424	452	(312)
JPMorgan Chase & Co.	8/18/17 - $90.00	2,682	255	(629)
JPMorgan Chase & Co.	9/15/17 - $97.50	2,628	357	(67)
Microsoft Corp.	8/18/17 - $77.50	3,574	159	(11)
Morgan Stanley	9/15/17 - $48.00	1,858	163	(155)
Regions Financial Corp.	8/18/17 - $16.00	1,992	28	(2)
State Street Corp.	8/18/17 - $85.00	2,418	332	(2,055)
State Street Corp.	11/17/17 - $97.50	1,609	340	(336)
TOTAL WRITTEN OPTIONS			$3,744	$(6,156)

Currency Abbreviations

EUR – European Monetary Unit

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $260,777,000.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $9,269,000 or 0.1% of net assets.

 (e) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $12,035,000 or 0.2% of net assets.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Utica Shale Drilling Program (non-operating revenue interest)	10/5/16 - 11/4/16	$12,035

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$336
Fidelity Securities Lending Cash Central Fund	320
Total	$656

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$463,015	$463,015	$--	$--
Consumer Staples	542,888	542,888	--	--
Energy	924,932	924,932	--	--
Financials	1,753,707	1,753,707	--	--
Health Care	995,902	961,198	34,704	--
Industrials	835,767	807,990	27,777	--
Information Technology	1,234,016	1,234,016	--	--
Materials	224,343	224,343	--	--
Real Estate	75,505	75,505	--	--
Telecommunication Services	83,131	83,131	--	--
Utilities	87,271	83,047	4,224	--
Corporate Bonds	9,269	--	9,269	--
Other	12,035	--	--	12,035
Money Market Funds	62,400	62,400	--	--
Total Investments in Securities:	$7,304,181	$7,216,172	$75,974	$12,035
Derivative Instruments:
Liabilities
Written Options	$(6,156)	$(6,156)	$--	$--
Total Liabilities	$(6,156)	$(6,156)	$--	$--
Total Derivative Instruments:	$(6,156)	$(6,156)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2017. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
(Amounts in thousands)
Equity Risk
Written Options(a)	$0	$(6,156)
Total Equity Risk	0	(6,156)
Total Value of Derivatives	$0	$(6,156)

 (a) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.4%
Canada	3.5%
United Kingdom	2.4%
Ireland	1.5%
Netherlands	1.1%
Others (Individually Less Than 1%)	2.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2017
Assets
Investment in securities, at value (including securities loaned of $61,277) — See accompanying schedule: Unaffiliated issuers (cost $6,202,481)	$7,241,781
Fidelity Central Funds (cost $62,402)	62,400
Total Investments (cost $6,264,883)		$7,304,181
Cash		1
Restricted cash		237
Receivable for investments sold		26,010
Receivable for fund shares sold		1,192
Dividends receivable		8,186
Interest receivable		38
Distributions receivable from Fidelity Central Funds		28
Other receivables		824
Total assets		7,340,697
Liabilities
Payable for investments purchased	$671
Payable for fund shares redeemed	8,283
Accrued management fee	2,682
Notes payable to affiliates	12,610
Written options, at value (premium received $3,744)	6,156
Other affiliated payables	963
Other payables and accrued expenses	881
Collateral on securities loaned	62,400
Total liabilities		94,646
Net Assets		$7,246,051
Net Assets consist of:
Paid in capital		$7,890,939
Undistributed net investment income		12,195
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,693,946)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,036,863
Net Assets		$7,246,051
Growth and Income:
Net Asset Value, offering price and redemption price per share ($6,355,981 ÷ 179,992 shares)		$35.31
Class K:
Net Asset Value, offering price and redemption price per share ($890,070 ÷ 25,228 shares)		$35.28

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended July 31, 2017
Investment Income
Dividends		$169,045
Interest		1,469
Income from Fidelity Central Funds		656
Total income		171,170
Expenses
Management fee	$30,947
Transfer agent fees	10,109
Accounting and security lending fees	1,169
Custodian fees and expenses	150
Independent trustees' fees and expenses	28
Appreciation in deferred trustee compensation account	2
Registration fees	113
Audit	92
Legal	28
Interest	1
Miscellaneous	56
Total expenses before reductions	42,695
Expense reductions	(131)	42,564
Net investment income (loss)		128,606
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	544,417
Fidelity Central Funds	51
Foreign currency transactions	(54)
Written options	10,661
Total net realized gain (loss)		555,075
Change in net unrealized appreciation (depreciation) on: Unaffiliated Investment securities	426,360
Assets and liabilities in foreign currencies	12
Written options	(1,592)
Total change in net unrealized appreciation (depreciation)		424,780
Net gain (loss)		979,855
Net increase (decrease) in net assets resulting from operations		$1,108,461

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2017	Year ended July 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$128,606	$130,340
Net realized gain (loss)	555,075	409,570
Change in net unrealized appreciation (depreciation)	424,780	(566,940)
Net increase (decrease) in net assets resulting from operations	1,108,461	(27,030)
Distributions to shareholders from net investment income	(97,619)	(127,549)
Distributions to shareholders from net realized gain	–	(2,644)
Total distributions	(97,619)	(130,193)
Share transactions - net increase (decrease)	(57,861)	(973,902)
Total increase (decrease) in net assets	952,981	(1,131,125)
Net Assets
Beginning of period	6,293,070	7,424,195
End of period	$7,246,051	$6,293,070
Other Information
Undistributed net investment income end of period	$12,195	$–
Distributions in excess of net investment income end of period	$–	$(6,075)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Growth & Income Portfolio

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$30.48	$30.85	$29.02	$25.66	$20.13
Income from Investment Operations
Net investment income (loss)A	.61	.59	.55	.51	.46
Net realized and unrealized gain (loss)	4.68	(.37)	1.82B	3.35	5.54
Total from investment operations	5.29	.22	2.37	3.86	6.00
Distributions from net investment income	(.46)	(.58)	(.54)	(.50)	(.44)
Distributions from net realized gain	–	(.01)	–	(.01)	(.03)
Total distributions	(.46)	(.59)	(.54)	(.50)C	(.47)
Net asset value, end of period	$35.31	$30.48	$30.85	$29.02	$25.66
Total ReturnD	17.48%	.88%	8.23%B	15.16%	30.15%
Ratios to Average Net AssetsE,F
Expenses before reductions	.63%	.64%	.64%	.65%	.68%
Expenses net of fee waivers, if any	.63%	.64%	.63%	.65%	.68%
Expenses net of all reductions	.63%	.64%	.63%	.65%	.67%
Net investment income (loss)	1.84%	2.05%	1.83%	1.86%	2.04%
Supplemental Data
Net assets, end of period (in millions)	$6,356	$5,529	$6,563	$6,550	$6,060
Portfolio turnover rateG	37%	29%	35%	41%H	49%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.06 per share. Excluding these litigation proceeds, the total return would have been 8.03%

 C Total distributions of $.50 per share is comprised of distributions from net investment income of $.495 and distributions from net realized gain of $.006 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Growth & Income Portfolio Class K

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$30.46	$30.82	$29.00	$25.64	$20.12
Income from Investment Operations
Net investment income (loss)A	.65	.62	.59	.54	.50
Net realized and unrealized gain (loss)	4.67	(.35)	1.81B	3.36	5.52
Total from investment operations	5.32	.27	2.40	3.90	6.02
Distributions from net investment income	(.50)	(.62)	(.58)	(.53)	(.47)
Distributions from net realized gain	–	(.01)	–	(.01)	(.03)
Total distributions	(.50)	(.63)	(.58)	(.54)	(.50)
Net asset value, end of period	$35.28	$30.46	$30.82	$29.00	$25.64
Total ReturnC	17.60%	1.04%	8.34%B	15.32%	30.28%
Ratios to Average Net AssetsD,E
Expenses before reductions	.52%	.52%	.52%	.52%	.53%
Expenses net of fee waivers, if any	.52%	.52%	.52%	.52%	.53%
Expenses net of all reductions	.52%	.52%	.52%	.52%	.52%
Net investment income (loss)	1.95%	2.17%	1.95%	1.99%	2.19%
Supplemental Data
Net assets, end of period (in millions)	$890	$765	$862	$960	$1,016
Portfolio turnover rateF	37%	29%	35%	41%G	49%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.06 per share. Excluding these litigation proceeds, the total return would have been 8.14%

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2017
(Amounts in thousands except percentages)

1. Organization.

Fidelity Growth & Income Portfolio (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth & Income and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, certain conversion ratio adjustments, equity-debt classifications, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$1,475,632
Gross unrealized depreciation	(407,693)
Net unrealized appreciation (depreciation) on securities	$1,067,939
Tax Cost	$6,236,242

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$34,515
Capital loss carryforward	$(1,723,247)
Net unrealized appreciation (depreciation) on securities and other investments	$1,044,353

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2018	$(1,723,247)

The tax character of distributions paid was as follows:

	July 31, 2017	July 31, 2016
Ordinary Income	$97,619	$ 130,193

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $12,272 in this Subsidiary, representing .17% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiary is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as options, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Counterparty credit risk related to exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded and OTC written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are reflected separately on the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options".

During the period, the Fund recognized net realized gain (loss) of $10,661 and a change in net unrealized appreciation (depreciation) of $(1,592) related to its investment in written options. This amount is included in the Statement of Operations.

The following is a summary of the Fund's written options activity:

	Number of Contracts	Amount of Premiums
Outstanding at beginning of period	27	$2,399
Options Opened	304	22,643
Options Exercised	(106)	(8,537)
Options Closed	(76)	(5,375)
Options Expired	(97)	(7,386)
Outstanding at end of period	52	$3,744

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,569,922 and $2,563,293, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .45% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth & Income, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Growth and Income	$9,709.16
Class K	400.05
	$10,109

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $50 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable to affiliates" in the Fund's Statement of Assets and Liabilities. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$8,935	1.34%	$1

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $22 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $320, including $20 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $67 for the period.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $63.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2017	Year ended July 31, 2016
From net investment income
Growth and Income	$84,860	$110,877
Class K	12,759	16,672
Total	$97,619	$127,549
From net realized gain
Growth and Income	$–	$2,314
Class K	–	330
Total	$–	$2,644

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2017	Year ended July 31, 2016	Year ended July 31, 2017	Year ended July 31, 2016
Growth and Income
Shares sold	18,794	4,968	$607,315	$141,986
Reinvestment of distributions	2,473	3,798	80,649	107,836
Shares redeemed	(22,631)	(40,154)	(748,252)	(1,140,777)
Net increase (decrease)	(1,364)	(31,388)	$(60,288)	$(890,955)
Class K
Shares sold	7,100	3,725	$234,427	$105,617
Reinvestment of distributions	391	599	12,759	17,002
Shares redeemed	(7,363)	(7,177)	(244,759)	(205,566)
Net increase (decrease)	128	(2,853)	$2,427	$(82,947)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Growth & Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Growth & Income Portfolio (a fund of Fidelity Securities Fund) as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Growth & Income Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
September 13, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 142 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2017 to July 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2017	Ending Account Value July 31, 2017	Expenses Paid During Period-B February 1, 2017 to July 31, 2017
Growth and Income	.62%
Actual		$1,000.00	$1,066.20	$3.18
Hypothetical-C		$1,000.00	$1,021.72	$3.11
Class K	.51%
Actual		$1,000.00	$1,066.80	$2.61
Hypothetical-C		$1,000.00	$1,022.27	$2.56

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.04% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Growth and Income designates 100%, 100%, 100%, and 100%, and Class K designates 100%, 100%, 97%, and 94% of the dividends distributed in April, July, October, and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Growth and Income and Class K designate 100% of each dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Growth & Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Growth & Income Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Growth & Income Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2016.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

GAI-K-ANN-0917
1.863230.108

Item 2.

Code of Ethics

As of the end of the period, July 31, 2017, Fidelity Securities Fund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Growth K6 Fund, Fidelity Flex Large Cap Growth Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Series Blue Chip Growth Fund, Fidelity Series Real Estate Equity Fund, Fidelity Series Real Estate Income Fund, and Fidelity Series Small Cap Opportunities Fund (the “Funds”):

Services Billed by Deloitte Entities

July 31, 2017 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Growth Fund	$140,000	$200	$5,400	$3,400
Fidelity Blue Chip Growth K6 Fund	$39,000	$-	$3,700	$200
Fidelity Flex Large Cap Growth Fund	$40,000	$-	$3,700	$400
Fidelity OTC Portfolio	$63,000	$100	$6,200	$1,600
Fidelity Real Estate Income Fund	$165,000	$200	$7,200	$4,500
Fidelity Series Blue Chip Growth Fund	$65,000	$100	$5,400	$1,700
Fidelity Series Real Estate Equity Fund	$39,000	$100	$6,100	$1,200
Fidelity Series Real Estate Income Fund	$78,000	$100	$6,500	$2,200
Fidelity Series Small Cap Opportunities Fund	$50,000	$100	$5,400	$1,400

July 31, 2016 FeesA,B,C

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Growth Fund	$153,000	$200	$5,200	$3,900
Fidelity Blue Chip Growth K6 Fund	$-	$-	$-	$-
Fidelity Flex Large Cap Growth Fund	$-	$-	$-	$-
Fidelity OTC Portfolio	$74,000	$100	$6,200	$2,300
Fidelity Real Estate Income Fund	$172,000	$200	$7,000	$3,300
Fidelity Series Blue Chip Growth Fund	$70,000	$100	$5,900	$1,700
Fidelity Series Real Estate Equity Fund	$40,000	$100	$6,100	$1,100
Fidelity Series Real Estate Income Fund	$81,000	$100	$6,500	$1,600
Fidelity Series Small Cap Opportunities Fund	$50,000	$100	$5,500	$1,600

A Amounts may reflect rounding.

B Fidelity Blue Chip Growth K6 Fund commenced operations on May 25, 2017. Fidelity Flex Large Cap Growth Fund commenced operation on March 8, 2017.

C Certain amounts have been reclassified to align with current period presentation.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity Leveraged Company Stock Fund, Fidelity Small Cap Growth Fund, Fidelity Small Cap Growth K6 Fund and Fidelity Small Cap Value Fund (the “Funds”):

Services Billed by PwC

July 31, 2017 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Value Fund	$51,000	$4,900	$3,700	$2,300
Fidelity Dividend Growth Fund	$59,000	$5,700	$3,700	$2,700
Fidelity Growth & Income Portfolio	$66,000	$6,500	$6,800	$3,100
Fidelity Leveraged Company Stock Fund	$51,000	$5,100	$4,600	$2,400
Fidelity Small Cap Growth Fund	$56,000	$4,900	$3,500	$2,300
Fidelity Small Cap Growth K6 Fund	$34,000	$1,000	$3,500	$300
Fidelity Small Cap Value Fund	$51,000	$5,000	$3,500	$2,300

July 31, 2016 FeesA,B,C

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Value Fund	$51,000	$4,300	$5,900	$2,300
Fidelity Dividend Growth Fund	$59,000	$7,400	$3,700	$3,600
Fidelity Growth & Income Portfolio	$70,000	$7,500	$6,200	$3,700
Fidelity Leveraged Company Stock Fund	$51,000	$5,700	$4,600	$2,900
Fidelity Small Cap Growth Fund	$50,000	$4,700	$3,700	$2,400
Fidelity Small Cap Growth K6 Fund	$-	$-	$-	$-
Fidelity Small Cap Value Fund	$51,000	$5,100	$5,300	$2,600

A Amounts may reflect rounding.

B Fidelity Small Cap Growth K6 Fund commenced operations on May 25, 2017.

C Certain amounts have been reclassified to align with current period presentation.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	July 31, 2017A,B	July 31, 2016A,B
Audit-Related Fees	$-	$35,000
Tax Fees	$25,000	$10,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Blue Chip Growth K6 Fund and Fidelity Flex Large Cap Growth Fund’s commencement of operations.

Services Billed by PwC

	July 31, 2017A,B	July 31, 2016A,B,C
Audit-Related Fees	$5,990,000	$5,780,000
Tax Fees	$115,000	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Small Cap Growth K6 Fund’s commencement of operations.

C Certain amounts have been reclassified to align with current period presentation.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	July 31, 2017 A,B	July 31, 2016 A,B,C
PwC	$8,025,000	$6,850,000
Deloitte Entities	$430,000	$135,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Blue Chip Growth K6 Fund, Fidelity Flex Large Cap Growth Fund and Fidelity Small Cap Growth K6 Fund’s commencement of operations.

C Certain amounts have been reclassified to align with current period presentation.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their  audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Securities Fund

By:	/s/ Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	September 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	September 26, 2017

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	September 26, 2017